UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22811

Bridge Builder Trust

(Exact name of registrant as specified in charter)

Bridge Builder Trust

12555 Manchester Road

Des Peres, MO, 63131

(Address of principal executive offices)

Helge Lee, Secretary

Bridge Builder Trust

c/o 12555 Manchester Road

Des Peres, MO 63131

(Name and address of Agent for service)

Registrant’s telephone number, including area code: (314) 515-5242

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

The following is a copy of the Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30e-1).

Bridge Builder™

MUTUAL FUNDS

Annual Report
June 30, 2020

Beginning on February 22, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your Edward Jones financial advisor or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Edward Jones clients investing in a Fund through Edward Jones Advisory Solutions® may elect to receive shareholder reports and other communications from the Fund electronically by contacting their Edward Jones financial advisor. If you are one of the few direct Fund investors, you may elect to receive shareholder reports and other communications from a Fund electronically by sending an email request to bridgebuilder30e3@edwardjones.com.

You may elect to receive all future reports in paper free of charge. If you are an Edward Jones client investing in a Fund through Edward Jones Advisory Solutions®, you should contact your Edward Jones financial advisor to request that you continue to receive paper copies of your shareholder reports, and your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Bridge Builder Mutual Funds. If you are one of the few direct Fund investors, you can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by sending an email request to bridgebuilder30e3@edwardjones.com, and your election to receive reports in paper will apply only to all of the Bridge Builder Mutual Funds.

Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Letter to Shareholders (Unaudited)

Dear Shareholder,

It is our pleasure to provide you with the Bridge Builder Mutual Funds (“Funds,” or individually a “Fund”), annual report for the fiscal year ended June 30, 2020. In this report you will find fund performance information, summaries of portfolio holdings, financial statements and other important information about each of the Funds.

For details about individual fund performance and market commentary, please refer to the Management’s Discussion of Fund Performance section of this report for each Fund.

The Funds are available exclusively through Edward Jones Advisory Solutions®, an asset allocation program providing investment advisory services. Each Fund uses a multi-manager sub-advised structure, where several leading asset management firms are selected to invest a portion of a fund’s assets. Each manager within a Fund brings a unique perspective and investment approach. The Funds are managed according to the key tenets of our investment philosophy: diversification, high quality and a long-term approach.

All of the Funds’ sub-advisers are selected by Olive Street Investment Advisers, LLC (“Olive Street” or “Adviser”), an affiliate of Edward Jones, and approved by the Funds’ Board of Trustees. Olive Street strives to combine complementary investment styles, performance patterns and portfolio characteristics that have generally demonstrated a track record of success.

Since the inception of the Funds in 2013, they have provided investors in Edward Jones Advisory Solutions® with several important benefits. Benefits of the Funds include: manager selection with oversight by Edward Jones’ Portfolio Solutions and Investment Management Research teams, access to certain institutional managers and investment strategies that are not available in the retail mutual fund marketplace, the ability to make changes among managers within the Funds in a cost-efficient manner, and lower net expense ratios compared to Morningstar® category medians. As a result, your ownership of the Funds as part of the Edward Jones Advisory Solutions® has played an important role in the performance of your account.

Over the course of the past 12-months, there have been certain changes to the Funds’ lineup of sub-advisers.

In October 2019, Manning & Napier Advisors, LLC was removed as a sub-adviser to the Bridge Builder

International Equity Fund. In May of 2020, T. Rowe Price Associates, Inc. and LSV Asset Management were added as sub-advisers to the Bridge Builder Large Cap Value Fund, and Advisory Research, Inc. was removed as sub-adviser to the Bridge Builder Small/Mid Cap Value Fund. In June 2020, Artisan Partners Limited Partnership replaced ClearBridge Investments, LLC as a sub-adviser to the Bridge Builder Small/Mid Cap Growth Fund.

For additional information about the Funds, visit www.bridgebuildermutualfunds.com.

We look forward to continuing to play an important role in helping you pursue your financial goals.

Sincerely,

William Fiala Chairman, Bridge Builder Trust

Tom Kersting President, Olive Street Investment Advisers, LLC Principal, Edward Jones Investment Advisory

Annual Report • June 30, 2020	1

Bridge Builder Core Bond Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Core Bond Fund (the “Fund”) is to provide total return (capital appreciation plus income).

Summary of the Investment Strategy

The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipalities or U.S. corporate issuers. The Fund also invests in asset-backed securities, privately-issued securities, floating rate securities and mortgage-related and mortgage-backed securities. The Fund employs a multi-manager sub-advised structure.

Investment Commentary

The Fund returned 9.01% during the fiscal year ended June 30, 2020. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.74% during the same period.

The second half of 2019 saw lingering uncertainty about the direction of global growth as the U.S. and other major economies experienced moderation in the rates of their economic expansion. In order to address the risks of further slowdown, the U.S. Federal Reserve (the “Federal Reserve”) lowered short-term interest rates three times in the second half of 2019. The shift from a pause in tightening to an outright loosening of monetary policy was anticipated. As the U.S. economy began showing signs of growth stabilization, the COVID-19 pandemic shocked global markets in the first quarter of 2020. To stabilize the economy and financial markets, the Federal Reserve took short-term interest rates to zero. This drove a significant rally in high-quality, interest-rate sensitive bonds, particularly U.S. Treasuries. At the same time, fears of widespread defaults and credit rating downgrades of companies caused credit-sensitive segments of the market, including investment grade corporates and securitized bonds, to underperform during the first quarter. Responding to the deteriorating economic environment, both the United States Congress and the Federal Reserve implemented a variety of fiscal and monetary measures in order to stabilize markets and rout prospects of a prolonged economic recession. These programs were focused on restoring consumer confidence, improving market liquidity and reducing overall volatility. Consequently, the markets experienced significant price stabilization, followed by a large and rapid rebound in most fixed-income assets during the second quarter of 2020. The strong rebound in the second quarter of the year suggests that the worst of the turbulence is behind us, but uncertainty about economic prospects will likely persist into the foreseeable future.

Despite market uncertainty and price volatility, most fixed-income sectors posted positive returns during the fiscal year. However, only a handful of sectors were able to beat the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Sectors that did outperform the index were typically higher-quality bonds with longer maturity such as longer-dated U.S. Treasury bonds and investment grade corporate bonds. Foreign bonds underperformed U.S. corporate bonds as the U.S. dollar modestly appreciated relative to most other developed-markets currencies during the period. In addition, high-quality securitized bonds such as agency mortgage-backed securities performed better than some other segments of the securitized markets that do not have implicit government guarantee such as asset-backed securities and non-agency mortgage backed securities.

The Fund’s outperformance compared to the benchmark was primarily driven by an overweight to investment grade bonds. Additionally, security selection within the investment grade bond universe added to performance, while within the securitized markets it was a moderate detractor from return. Yield curve positioning also detracted as the Fund had lower interest-rate sensitivity compared to the benchmark throughout the fiscal year amid a rally in interest-rate sensitive assets.

2	Annual Report • June 30, 2020

Bridge Builder Core Bond Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Investment Sub-advisers

Robert W. Baird & Co. Inc. utilizes a structured, risk-controlled philosophy with a disciplined duration approach to invest its allocated portion of the Fund’s assets.	J.P. Morgan Investment Management, Inc. incorporates a bottom-up, value-oriented approach in managing its allocated portion of the Fund’s assets.

Loomis, Sayles & Company, L.P.

employs an investment philosophy that focuses on relative value investing on a risk-adjusted basis, seeking to add value for clients primarily through security selection while managing risk in the portfolio.

PGIM, Inc. uses a team approach to attempt to add value by tilting toward fixed-income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Core Bond Fund from its inception (October 28, 2013) to June 30, 2020 as compared with the Bloomberg Barclays U.S. Aggregate

Bond Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns as of June 30, 2020

	1 Year	5 Years	Since Inception (10/28/2013)
Bridge Builder Core Bond Fund	9.01%	4.70%	4.26%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.30%	3.93%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.34%(1) and 0.14%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Portfolio Characteristics (3)

Security Type Breakdown	(% of Investments)
Mortgage-Backed Obligations	36.2%
Corporate Bonds	32.5
Government Related	14.1
Asset-Backed Obligations	11.3
Short-Term Investments	5.9
Preferred Stocks	0.0	*

*	Amount less than 0.05%.

Annual Report • June 30, 2020	3

Bridge Builder Core Plus Bond Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Core Plus Bond Fund (the “Fund”) is to provide total return (capital appreciation plus income).

Summary of the Investment Strategy

The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipalities or U.S. corporate issuers. The Fund also invests in asset-backed securities, privately-issued securities, floating rate securities, and mortgage-related and mortgage-backed securities. The Fund may invest in high-yield securities deemed below investment grade, and securities issued by foreign entities, including emerging market securities. The Fund employs a multi-manager sub-advised structure.

Investment Commentary

The Fund returned 7.94% during the fiscal year ended June 30, 2020. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.74% during the same period.

The second half of 2019 saw lingering uncertainty about the direction of global growth as the U.S. and other major economies experienced moderation in the rates of their economic expansion. In order to address the risks of further slowdown, the Federal Reserve lowered short-term interest rates three times in the second half of 2019. The shift from a pause in tightening to an outright loosening of monetary policy was anticipated. As the U.S. economy began showing signs of growth stabilization, the COVID-19 pandemic shocked global markets in the first quarter of 2020. To stabilize the economy and financial markets, the Federal Reserve took short-term interest rates to zero. This drove a significant rally in high-quality, interest-rate sensitive bonds, particularly U.S. Treasuries. At the same time, fears of widespread defaults and credit rating downgrades of companies caused credit-sensitive segments of the market, including investment-grade corporates and securitized bonds, to underperform during the first quarter. Responding to the deteriorating economic environment, both the United States Congress and the Federal Reserve implemented a variety of fiscal and monetary measures in order to stabilize markets and rout prospects of a prolonged economic recession. These programs were focused on restoring consumer confidence, improving market liquidity, and reducing overall volatility. Consequently, the markets experienced significant price stabilization, followed by a large and rapid rebound in most fixed-income assets during the second quarter of 2020. The strong rebound in the second quarter of the year suggests that the worst of the turbulence is behind us, but uncertainty about economic prospects will likely persist into the foreseeable future.

Despite market uncertainty and price volatility, most fixed-income sectors posted positive returns during the fiscal year. However, only a handful of sectors were able to beat the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Sectors that did outperform the index were typically higher-quality bonds with longer maturity such as longer-dated U.S. Treasury bonds and investment-grade corporate bonds. Lower-quality sectors such as below-investment-grade bonds and loans as well as emerging-market bonds underperformed the index by a meaningful margin. Foreign bonds underperformed U.S. corporate bonds as the U.S. dollar modestly appreciated relative to most other developed-markets currencies during the period. In addition, high-quality securitized bonds such as agency mortgage-backed securities performed better than some other segments of the securitized markets that do not have implicit government guarantee such as asset-backed securities, and non-agency mortgage backed securities.

The Fund’s overweight to more credit sensitive sectors in the securitized space such as asset-backed securities, and non-agency mortgage-backed securities detracted from performance during the fiscal year. In addition, overweights to below investment-grade bonds and loans, as well as emerging-market bonds were also a modest negative. Nonetheless, within the corporate credit sector, security selection contributed positively to performance. Also, the Fund’s lower interest-rate sensitivity compared to the benchmark throughout most of the period modestly detracted from the overall performance as interest rates fell and more interest-rate sensitive instruments rallied.

4	Annual Report • June 30, 2020

Bridge Builder Core Plus Bond Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Investment Sub-advisers

Pacific Investment Management Company LLC seeks to achieve the Fund’s investment objective by investing in a multi-sector portfolio of fixed-income instruments of varying maturities, which may be represented by derivatives such as futures, forward foreign currency exchange contracts or swap contracts.	Loomis, Sayles & Company, L.P. generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis Sayles also analyzes different sectors of the economy and differences in the yields of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities’ risks.	Metropolitan West Asset Management, LLC employs a value-oriented fixed-income management philosophy and an investment process predicated on a long-term economic outlook.	T. Rowe Price Associates, Inc. emphasizes the value of in-depth fundamental research, diversification and risk management practices. T. Rowe Price’s strategy integrates top-down sector allocation with bottom-up security selection in pursuit of the Fund’s investment objective.

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Core Plus Bond

Fund from its inception (July 13, 2015) to June 30, 2020 as compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns of June 30, 2020

	1 Year	Since Inception (7/13/2015)
Bridge Builder Core Plus Bond Fund	7.94%	4.59%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.47%(1) and 0.24%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Annual Report • June 30, 2020	5

Bridge Builder Core Plus Bond Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Characteristics (3)

Security Type Breakdown	(% of Investments)
Corporate Bonds	36.0%
Mortgage-Backed Obligations	29.8
Government Related	12.3
Asset-Backed Obligations	11.2
Short-Term Investments	7.9
Bank Loans	2.6
Convertible Securities	0.1
Convertible Preferred Stocks	0.1
Common Stocks	0.0	*
Warrants	0.0	*

*	Amount less than 0.05%.

6	Annual Report • June 30, 2020

Bridge Builder Municipal Bond Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Municipal Bond Fund (the “Fund”) is to provide current income exempt from federal tax, with a secondary goal of preservation of investment principal.

Summary of the Investment Strategy

The Fund invests, under normal conditions, at least 80% of its net assets in municipal securities of any maturity or duration whose interest is exempt from federal income tax. These municipal securities include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is generally excludable from gross income for federal income tax purposes. Interest may be includable in taxable income for certain non-corporate taxpayers subject to the federal alternative minimum tax. The Fund employs a multi-manager sub-advised structure.

Investment Commentary

The Fund returned 2.80% during the fiscal year ended June 30, 2020. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal 1-15 Year Index, which returned 4.18% during the same period.

The second half of 2019 saw lingering uncertainty about the direction of global growth as the U.S. and other major economies experienced moderation in the rates of their economic expansion. In order to address the risks of further slowdown, the Federal Reserve lowered short-term interest rates three times in the second half of 2019. The shift from a pause in tightening to an outright loosening of monetary policy was anticipated. As the U.S. economy began showing signs of growth stabilization, the COVID-19 pandemic shocked global markets in the first quarter of 2020. To stabilize the economy and financial markets, the Federal Reserve took short-term interest rates to zero. This drove a significant rally in high-quality, interest-rate sensitive bonds, particularly U.S. Treasuries. At the same time, fears of widespread defaults and credit rating downgrades of companies caused credit-sensitive segments of the market, including investment-grade corporates and securitized bonds, to underperform during the first quarter. This trend prevailed across the municipal bond markets as well, as investment grade municipal bonds fared much better than high-yield issues, and liquidity conditions worsened significantly. Responding to the deteriorating economic environment, both the United States Congress and the Federal Reserve implemented a variety of fiscal and monetary measures in order to stabilize markets and rout prospects of a prolonged economic recession. These programs were focused on restoring consumer confidence, improving market liquidity, and reducing overall volatility. Consequently, the markets experienced significant price stabilization, followed by a large and rapid rebound in most fixed-income assets during the second quarter of 2020. The strong rebound in the second quarter of the year suggests that the worst of the turbulence is behind us, but uncertainty about economic prospects will likely persist into the foreseeable future.

The two key drivers of the Fund’s underperformance over the last one-year period were its higher exposure to lower credit quality bonds and unfavorable security selection. In the first half of the reporting period, the Fund’s exposure to riskier credit issuers within the high-yield sleeve contributed to relative performance versus the index, but those gains were swiftly erased during the market turmoil that occurred in first quarter of 2020 which led high-yield municipal bonds to significantly lag investment-grade issues, especially the AAA-rated segment of the market. Security selection across municipal bond sectors also detracted from relative performance. Selection was particularly negative in general obligation bonds as well as revenue bond sectors including hospital and education. Sector allocation positioning posed a modest headwind in the first quarter of 2020, due to the Fund’s overweight positions in sectors such as healthcare and transportation which lagged due to the uncertainty of the economic impact of the COVID-19 pandemic and how it will affect the fundamental outlook. The Fund’s interest rate positioning was a small contributor to performance over the year, as the longer duration profile of the Fund benefitted from the lower interest rate environment brought on by the Federal Reserve’s interest rate-cuts in the first quarter of 2020.

Annual Report • June 30, 2020	7

Bridge Builder Municipal Bond Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Investment Sub-advisers

FlAM LLC allocates assets across different market sectors and maturities, normally investing in investment-grade municipal securities. When selecting investments, FlAM analyzes issuer credit quality, security-specific features, current and potential future valuation and trading opportunities.	T. Rowe Price Associates Inc. uses an active investment management approach that emphasizes the value of in-depth fundamental credit research, diversification and risk management practices. By using fundamental research, T. Rowe Price seeks to add value through sector weights and issue selection over a full market cycle.	Wells Capital Management, Inc. starts its investment process with a top-down, macroeconomic outlook. Wells Capital Management’s security selection is based on several factors including improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.	BlackRock Investment Management, LLC takes a top-down, bottom-up approach with a flexible investment framework. Their security selection process is based on the relative value outlook and the quantitative assessment of the security and portfolio. BlackRock seeks total return derived primarily from coupon interest, and secondarily, capital appreciation.

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Municipal Bond

Fund from its inception (September 14, 2015) to June 30, 2020 as compared with the Bloomberg Barclays Municipal 1-15 Year Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Bloomberg Barclays Municipal 1-15 Year Index

Average Annual Total Returns as of June 30, 2020

	1 Year	Since Inception (9/14/2015)
Bridge Builder Municipal Bond Fund	2.80%	3.30%
Bloomberg Barclays Municipal 1-15 Year Index	4.18%	3.43%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.39%(1) and 0.17%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

8	Annual Report • June 30, 2020

Bridge Builder Municipal Bond Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Characteristics (3)

Security Type Breakdown	(% of Investments)
General Revenue	26.4%
General Obligation	16.7
Healthcare	15.7
Transportation	15.6
Education	8.8
Utilities	8.7
Housing	4.7
Short-Term Investments	3.4

Breakdown by State	(% of Long-Term Investments)
Illinois	9.4%
Texas	9.3
New York	7.8
Florida	7.3
Pennsylvania	5.5
California	3.8
New Jersey	3.5
Washington	3.4
Arizona	3.0
Ohio	3.0
Other	44.0

Annual Report • June 30, 2020	9

Bridge Builder Large Cap Growth Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Large Cap Growth Fund (the “Fund”) is to provide capital appreciation.

Summary of the Investment Strategy

The Fund primarily invests in equity securities of large-capitalization companies, which are defined as those companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index. The Fund follows an investing style that favors growth investments and employs a multi-manager sub-advised structure.

Investment Commentary

For the fiscal year ended June 30, 2020, the Fund returned 19.28%, underperforming its benchmark, the Russell 1000® Growth Index, which returned 23.28%. Underperformance was driven predominantly by the underweight allocation to, and stock selection within, the information technology sector. Given strong equity performance over the trailing year, the cash exposure was a meaningful headwind to relative performance versus the index.

For the year within large-capitalization growth stocks, information technology and consumer discretionary led the broad market. As a result of the disparity in absolute return and size of the information technology sector versus all other sectors, it accounted for over 60% of the trailing one-year returns within the benchmark. Conversely, energy and industrials were the worst-performing sectors with negative returns over the trailing year, while all other sectors were positive. In addition, within the overall large-capitalization portion of the market, growth stocks outperformed value stocks for the one-year period.

Investment Sub-advisers

Lazard Asset Management LLC invests primarily in equity securities of U.S. companies that have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values.	Sustainable Growth Advisers, LP seeks to identify large-capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that seem to have the potential for long-term earnings growth within the context of low business risk.	Jennison Associates LLC invests in companies that have strong capital appreciation potential. It follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and are believed to be attractively valued.	BlackRock Investment Management, LLC invests in equity securities with the objective of approximating the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the Russell 1000® Growth Index.

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Large Cap Growth Fund from its inception (April 27, 2015) to June 30, 2020 as compared with the Russell 1000® Growth Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Russell 1000® Growth Index

10	Annual Report • June 30, 2020

Bridge Builder Large Cap Growth Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Average Annual Total Returns as of June 30, 2020

	1 Year	5 Years	Since Inception (4/27/2015)
Bridge Builder Large Cap Growth Fund	19.28%	13.81%	12.94%
Russell 1000® Growth Index	23.28%	15.89%	14.83%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.46%(1) and 0.22%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Portfolio Characteristics (3)

Sector Breakdown	(% of Investments)
Information Technology	35.1%
Healthcare	17.8
Consumer Discretionary	14.9
Communication Services	11.0
Industrials	4.8
Financials	4.7
Consumer Staples	3.4
Materials	3.2
Real Estate	2.3
Short-Term Investments	2.1
Energy	0.7
Utilities	0.0	*

*	Amount less than 0.05%.

Top Ten Equity Holdings	(% of Net Assets)
Microsoft Corp.	7.2%
Amazon.com, Inc.	4.2
Apple, Inc.	4.1
Visa, Inc. – Class A	3.1
Alphabet, Inc. – Class A	2.7
Facebook, Inc. – Class A	2.6
Alphabet, Inc. – Class C	2.4
Salesforce.com, Inc.	2.4
PayPal Holdings, Inc.	2.0
Danaher Corp.	1.9

Annual Report • June 30, 2020	11

Bridge Builder Large Cap Value Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Large Cap Value Fund (the “Fund”) is to provide capital appreciation.

Summary of the Investment Strategy

The Fund primarily invests in equity securities of large-capitalization companies, which are defined as those companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index. The Fund follows an investing style that favors value investments and employs a multi-manager sub-advised structure.

Investment Commentary

For the fiscal year ended June 30, 2020, the Fund returned -5.55%, outperforming its benchmark, the Russell 1000® Value Index, which returned -8.84%. Compared to the benchmark, tailwinds for the Fund’s relative performance were driven by strong stock selection in information technology, financials and real estate as well as an overweight to information technology and underweights to financials and real estate. Performance detractors for the year included poor stock selection within consumer staples and materials.

For the year, within large-capitalization value stocks, information technology, health care and consumer staples were the only sectors with positive returns over the trailing year. Conversely, energy and financials were the worst-performing sectors, significantly underperforming the broad market. In addition, within the overall large-capitalization portion of the market, growth stocks outperformed value stocks for the one-year period.

Investment Sub-advisers

Artisan Partners Limited Partnership employs a fundamental investment process to construct a diversified portfolio of equity securities that are undervalued, in solid financial condition and have attractive business economics.	Barrow, Hanley, Mewhinney & Strauss, LLC believes that market inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500 Index).	Wellington Management Company, LLP uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above-average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long-term.	BlackRock Investment Management, LLC invests in equity securities with the objective of approximating the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the Russell 1000® Value Index.
LSV Asset Management primarily invests in large and medium capitalization U.S. companies and uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.	T. Rowe Price Associates, Inc. active investment approach emphasizes the value of large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

12	Annual Report • June 30, 2020

Bridge Builder Large Cap Value Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Large Cap Value Fund from its inception (April 27, 2015) to June 30, 2020 as compared with the Russell 1000® Value Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Russell 1000® Value Index

Average Annual Total Returns as of June 30, 2020

	1 Year	5 Years	Since Inception (4/27/2015)
Bridge Builder Large Cap Value Fund	-5.55%	6.05%	5.51%
Russell 1000® Value Index	-8.84%	4.64%	4.22%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.46%(1) and 0.25%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Portfolio Characteristics (3)

Sector Breakdown	(% of Investments)
Financials	18.0%
Industrials	15.2
Healthcare	13.2
Information Technology	11.2
Consumer Discretionary	10.8
Consumer Staples	8.1
Communication Services	5.8
Materials	5.2
Energy	3.5
Short-Term Investments	3.4
Real Estate	2.9
Utilities	2.7

Top Ten Equity Holdings	(% of Net Assets)
Comcast Corp. – Class A	1.8%
Medtronic Plc	1.6
Chubb Ltd.	1.5
Berkshire Hathaway, Inc. – Class B	1.3
UnitedHealth Group, Inc.	1.3
Alphabet, Inc. – Class C	1.3
Raytheon Technologies Corp.	1.3
Johnson & Johnson	1.2
Citigroup, Inc.	1.2
Cisco Systems, Inc.	1.1

Annual Report • June 30, 2020	13

Bridge Builder Small/Mid Cap Growth Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Small/Mid Cap Growth Fund (the “Fund”) is to provide capital appreciation.

Summary of the Investment Strategy

The Fund primarily invests in equity securities of small- and mid-capitalization companies, which are defined as those companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index. The Fund follows an investing style that favors growth investments and employs a multi-manager sub-advised structure.

Investment Commentary

For the fiscal year ended June 30, 2020, the Fund returned 7.63%, underperforming its benchmark, the Russell 2500® Growth Index, which returned 9.21% for the period. Compared to its benchmark, underperformance was driven by challenging sector allocation and stock selection within health care, consumer staples and financials. An underweight in healthcare and overweights in consumer staples and financials detracted from Fund performance. The largest contributor to performance was an underweight, and strong stock selection in, industrials.

During the reporting period, small-capitalization stocks underperformed mid-capitalization stocks. Strongest contributors to returns included information technology and healthcare sectors. The energy and financials sectors were headwinds to performance. Within both mid-capitalization and small-capitalization segments of the market, growth stocks outperformed value stocks.

Investment Sub-advisers

Eagle Asset Management, Inc. invests primarily in small-capitalization companies. The team generally focuses on investing in small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers use a three-pronged investment philosophy: quality, valuation and balance.	Champlain Investment Partners, LLC seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.	BlackRock Investment Management, LLC invests in equity securities with the objective of approximating the capitalization-weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the Russell Midcap® Growth Index, which tracks the performance of mid-capitalization companies, and the Russell 2000® Growth Index, which tracks the performance of small-capitalization companies.	Stephens Investment Management Group, LLC employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets.

Artisan Partners Limited Partnership invests primarily in U.S. mid capitalization growth companies. The team seeks to identify companies that possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value.

14	Annual Report • June 30, 2020

Bridge Builder Small/Mid Cap Growth Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Small/Mid Cap Growth Fund from its inception (April 27, 2015) to June 30, 2020 as compared with the Russell 2500® Growth Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Russell 2500® Growth Index

Average Annual Total Returns as of June 30, 2020

	1 Year	5 Years	Since Inception (4/27/2015)
Bridge Builder Small/Mid Cap Growth Fund	7.63%	10.66%	10.20%
Russell 2500® Growth Index	9.21%	9.57%	9.29%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.67%(1) and 0.39%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Portfolio Characteristics (3)

Sector Breakdown	(% of Investments)
Information Technology	27.2%
Healthcare	25.5
Industrials	14.0
Consumer Discretionary	9.8
Financials	8.2
Communication Services	4.3
Consumer Staples	4.1
Short-Term Investments	2.2
Materials	2.1
Real Estate	1.3
Utilities	1.0
Energy	0.3

Top Ten Equity Holdings	(% of Net Assets)
Veeva Systems, Inc. – Class A	2.1%
Catalent, Inc.	1.9
Fortive Corp.	1.4
Global Payments, Inc.	1.3
DexCom, Inc.	1.2
West Pharmaceutical Services, Inc.	1.2
Bio-Techne Corp.	1.1
Zscaler, Inc.	1.1
Atlassian Corp. Plc – Class A	1.1
Ollie’s Bargain Outlet Holdings, Inc.	1.0

Annual Report • June 30, 2020	15

Bridge Builder Small/Mid Cap Value Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder Small/Mid Cap Value Fund (the “Fund”) is to provide capital appreciation.

Summary of the Investment Strategy

The Fund primarily invests in equity securities of small-and mid-capitalization companies, which are defined as those companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index. The Fund follows an investing style that favors value investments and employs a multi-manager sub-advised structure.

Investment Commentary

For the fiscal year ended June 30, 2020, the Fund returned -12.98%, outperforming its benchmark, the Russell 2500® Value Index, which returned -15.50% for the period. Compared to its benchmark, outperformance was driven by an underweight to REITs, an overweight to information technology, stock selection in financials and energy, as well as the Fund’s relative overweight to mid-cap stocks. Stock selection within healthcare was the largest detractor from Fund performance.

For the year, small-capitalization stocks underperformed mid-capitalization stocks. Strongest contributors to returns included information technology and healthcare sectors. The energy and financials sectors were headwinds to performance. Within both mid-capitalization and small-capitalization segments of the market, growth stocks outperformed value stocks.

Investment Sub-advisers

Vaughan Nelson Investment Management, L.P. uses a bottom-up value-oriented investment process. Vaughan Nelson seeks companies than typically possess one or more of the following attributes: companies earning a positive return on capital with stable-to-improving returns, valued at a discount to their asset value and/or having an attractive and sustainable dividend level.	Boston Partners Global Investors, Inc. primarily invests in medium-capitalization companies and uses bottom-up fundamental analysis to make investment decisions. Boston Partners’ strategy seeks to add value through bottom-up stock selection. The strategy is designed to identify companies with attractive valuation, sound business fundamentals and improving business momentum.	Silvercrest Asset Management Group LLC invests in small-capitalization companies that typically possess one or more of the following attributes: business that results in relatively consistent longer-term earnings and cash flow growth, franchise/asset value that may make the company attractive to potential acquirers, cyclically depressed earnings and/or cash flow that has potential for improvement, or a catalyst that will promote recognition of the company’s undervalued status.

BlackRock Investment Management, LLC invests in equity securities with the objective of approximating the capitalization-weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the Russell Midcap® Value Index, which tracks the performance of mid-capitalization companies, and the Russell 2000® Value Index, which tracks the performance of small-capitalization companies.

LSV Asset Management primarily invests in medium-capitalization companies. LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value.

Diamond Hill Capital Management, Inc. typically invests in U.S. equity securities of small to medium market capitalization companies measured at the time of purchase. Diamond Hill’s objective with respect to its allocated portion is to seek long-term capital appreciation by investing in companies selling for less than Diamond Hill’s estimate of intrinsic value.

MFS Investment Management primary invests in securities of companies with small-capitalizations. MFS focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their Financial condition, and market, economic, political, and regulatory conditions.

16	Annual Report • June 30, 2020

Bridge Builder Small/Mid Cap Value Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder Small/Mid Cap Value Fund from its inception (April 27, 2015) to June 30, 2020 as compared with the Russell 2500® Value Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

Russell 2500® Value Index

Average Annual Total Returns as of June 30, 2020

	1 Year	5 Years	Since Inception (4/27/2015)
Bridge Builder Small/Mid Cap Value Fund	-12.98%	1.87%	1.55%
Russell 2500® Value Index	-15.50%	1.85%	1.54%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.70%(1) and 0.46%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Portfolio Characteristics (3)

Sector Breakdown	(% of Investments)
Financials	19.9%
Industrials	17.9
Information Technology	12.2
Consumer Discretionary	10.7
Real Estate	7.5
Healthcare	7.3
Materials	6.9
Utilities	6.3
Consumer Staples	4.3
Energy	3.2
Short-Term Investments	2.2
Communication Services	1.6

Top Ten Equity Holdings	(% of Net Assets)
AMETEK, Inc.	0.7%
FMC Corp.	0.7
Vistra Energy Corp.	0.6
TCF Financial Corp.	0.6
Evergy, Inc.	0.6
Ameriprise Financial, Inc.	0.6
Oshkosh Corp.	0.6
Nexstar Media Group, Inc. – Class A	0.5
IQVIA Holdings, Inc.	0.5
Allstate Corp.	0.5

Annual Report • June 30, 2020	17

Bridge Builder International Equity Fund

Management’s Discussion of Fund Performance (Unaudited)

Investment Objective

The investment objective of the Bridge Builder International Equity Fund (the “Fund”) is to provide capital appreciation.

Summary of the Investment Strategy

The Fund primarily invests in non-U.S. dollar denominated securities of large-capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The Fund employs a multi-manager sub-advised structure.

Investment Commentary

For the fiscal year ended June 30, 2020, the Fund returned -1.40%, while its benchmark, the MSCI EAFE Index, returned -5.13%, which resulted in relative outperformance of 3.73%.

International markets faced a material headwind during the fiscal year as the COVID-19 pandemic increased global uncertainty and countries implemented plans to slow the spread of the coronavirus. While the rebound off the lows has been strong, the economic uncertainty remains. Select European countries such as France and the U.K. underperformed the broader market, while Japan and Germany held up better. The U.S. dollar generally appreciated versus the currencies of other developed regions, detracting from returns of international securities for U.S. investors. Emerging markets performed marginally better than developed markets. In developed markets, growth stocks outperformed value stocks, and small-capitalization stocks outperformed large-capitalization stocks. Energy and financials struggled as oil and interest rates fell. Information technology and health care were the strongest performing sectors as much of the world became more isolated, many moved to remote work arrangements, and potential treatments for the coronavirus became more critical.

Compared to its benchmark, the Fund’s relative return was aided by underweights to financials and real estate, overweights to health care and information technology, and an allocation to emerging markets. An overweight to energy was a headwind to performance for the year. Positive stock selection, particularly in consumer discretionary, industrials, and information technology supported relative returns and offset negative stock selection in the financials and health care sectors.

Investment Sub-advisers

Baillie Gifford Overseas Limited aims to add value through active management, by making long-term investments in well managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.	BlackRock Investment Management, LLC’s equity index strategies invest in portfolios of international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for value and growth equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices.	Edinburgh Partners Limited employs a disciplined, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued non-U.S. companies, including those in the emerging markets, and hold them until share prices reflect their long. term earnings potential.
Pzena Investment Management, LLC focuses on deep value investing, seeking to identify international securities that are trading at prices substantially below their intrinsic value but have solid long term prospects.	Mondrian Investment Partners Limited employs a long-only, value investment philosophy. Portfolio construction is primarily driven by detailed bottom-up stock selection, based on rigorous dividend discount valuation analysis.	WCM Investment Management uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry-leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations.

18	Annual Report • June 30, 2020

Bridge Builder International Equity Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The following chart compares the value of a hypothetical $10,000 investment in the Bridge Builder International Fund from its inception (July 6, 2015) to June 30, 2020 as compared with the MSCI EAFE Index.

Growth of a Hypothetical $10,000 Investment as of June 30, 2020

vs.

MSCI EAFE Index

Average Annual Total Returns as of June 30, 2020

	1 Year	Since Inception (7/06/2015)
Bridge Builder International Equity Fund	-1.40%	3.84%
MSCI EAFE Index	-5.13%	2.31%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.64%(1) and 0.36%(2), respectively. Performance data current to the most recent month end may be obtained by calling 1.855.823.3611.

The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Portfolio Characteristics (3)

Sector Breakdown	(% of Investments)
Healthcare	15.5%
Consumer Discretionary	14.5
Information Technology	14.2
Industrials	13.1
Financials	12.0
Communication Services	9.5
Consumer Staples	7.6
Energy	4.0
Short-Term Investments	3.5
Materials	2.8
Utilities	2.5
Real Estate	0.8

Top Ten Equity Holdings	(% of Net Assets)
Shopify, Inc. – Class A	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	1.8
Sanofi SA	1.8
Tesco Plc	1.8
Novartis AG	1.6
Roche Holding AG	1.3
China Mobile Ltd.	1.1
Samsung SDI Co. Ltd.	1.1
Sony Corp.	1.0
CK Hutchison Holdings Ltd.	1.0

Annual Report • June 30, 2020	19

Bridge Builder International Equity Fund

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Country Breakdown	(% of Long-Term Investments)
Japan	19.5%
United Kingdom	13.0
France	8.7
Germany	7.0
Switzerland	6.8
Hong Kong	4.9
Canada	4.0
Netherlands	3.6
China	3.5
Sweden	3.2
Other	25.8

ADR - American Depositary Receipt

20	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Management’s Discussion of Fund Performance (Unaudited)

Disclosures

(1)	The Gross Expense Ratio, per the Fund’s prospectus, includes all categories of expenses before any expense reductions or fee waivers.
(2)	Olive Street has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to recoupment by Olive Street.
(3)	Fund holdings, sector and portfolio characteristics are subject to change at any time and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. The value of your investment in a Fund could go down as well as up. Investing in the bond market is subject to certain risks including market, credit, interest-rate and liquidity. Investments in asset-backed, mortgage-related and mortgage-backed securities may be more sensitive to changes in interest rates, prepayments and impairment of the value of the collateral underlying the security.

Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The risks to the municipal bond market can include unusual volatility, liquidity issues, the inability of the issuer to repay the obligation and a tax risk to the investor if the municipal obligation fails to meet requirements. There is no guarantee that all of the municipal bond income will remain exempt from federal or state income taxes. Investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. Investments in large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies. Investments in small-and mid-cap companies may involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in non-U.S. dollar-denominated foreign securities (including emerging market securities) may be more sensitive to currency fluctuations, political and economic instability, differing government regulations and liquidity risk. Multi-manager and multi-style management may lead to overlapping securities transactions and higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them.

You cannot invest directly in an index.

DEFINITIONS

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated investment grade, fixed-rate taxable bond market.

Bloomberg Barclays Municipal 1-15 Year Index (1-17) is a subset of the Bloomberg Barclays Municipal Bond Index covering only maturities between 1 and 17 years. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities greater than one year and a minimum credit rating of Baa.

Duration is a measure of the sensitivity of the price of a fixed-income security (or a portfolio of fixed-income securities) to changes in interest rates.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value. Without cash, it’s tough to develop new products, make acquisitions, pay dividends and reduce debt.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets.

Price to Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. It is calculated by dividing the current closing price of the stock by the earnings per share of the last four quarters.

Price to Book Ratio is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

The Russell 1000® Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Annual Report • June 30, 2020	21

Bridge Builder Mutual Funds

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500® Growth Index measures the performance of the small-to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest publicly held companies incorporated in the U.S. based on market capitalization.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

22	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Fund Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) ongoing costs, including management fees and other Fund expenses; and (2) Edward Jones Advisory Solutions® program and administrative fees, which are charged outside of the Funds. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The Examples are based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of owning shares of a Fund only and do not reflect annual Edward Jones Advisory Solutions® program and administrative fees. If fees of Edward Jones Advisory Solutions® had been included, your costs would have been higher. The second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning account value	Ending account value	Annualized Expense Ratio	Expenses paid during the period*
Bridge Builder Core Bond Fund
	Actual	$1,000.00	$1,062.20	0.13%	$0.67
	Hypothetical	1,000.00	1,024.22		0.65
Bridge Builder Core Plus Bond Fund
	Actual	1,000.00	1,055.10	0.15	0.77
	Hypothetical	1,000.00	1,024.12		0.75
Bridge Builder Municipal Bond Fund
	Actual	1,000.00	1,006.50	0.16	0.80
	Hypothetical	1,000.00	1,024.07		0.81
Bridge Builder Large Cap Growth Fund
	Actual	1,000.00	1,080.90	0.22	1.14
	Hypothetical	1,000.00	1,023.77		1.11
Bridge Builder Large Cap Value Fund
	Actual	1,000.00	867.70	0.24	1.11
	Hypothetical	1,000.00	1,023.67		1.21
Bridge Builder Small/Mid Cap Growth Fund
	Actual	1,000.00	1,026.50	0.37	1.86
	Hypothetical	1,000.00	1,023.02		1.86
Bridge Builder Small/Mid Cap Value Fund
	Actual	1,000.00	802.60	0.41	1.84
	Hypothetical	1,000.00	1,022.82		2.06
Bridge Builder International Equity Fund
	Actual	1,000.00	914.90	0.33	1.57
	Hypothetical	1,000.00	1,023.22		1.66

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period). Expenses do not include Edward Jones Advisory Solutions® program and administrative fees, which are charged outside of the Funds.

Annual Report • June 30, 2020	23

Bridge Builder Core Bond Fund

Summary Schedule of Investments

June 30, 2020

	Principal Amount	Value
BONDS & NOTES – 96.93%
Asset-Backed Obligations – 11.67%
Ford Credit Auto Owner Trust 2018-REV1, 3.19%, Jul. 2031 (1)	$24,024,000	$25,725,286
KVK CLO 2018-1 Ltd., 1.31%, (3 Month LIBOR USD + 0.93%), May 2029 (1)(2)	25,000,000	24,454,250
Zais CLO 8 Ltd., 2.17%, (3 Month LIBOR USD + 0.95%), Apr. 2029 (1)(2)	39,562,018	37,868,961
Other Securities (1)(2)(3)(4)(12)	1,562,500,259	1,562,415,497

Total Asset-Backed Obligations		1,650,463,994

Corporate Bonds – 33.46%
Basic Materials – 1.07%
Various Securities (1)(2)(5)	136,201,000	151,826,077

Total Basic Materials		151,826,077

Communications – 2.74%
Various Securities (1)	327,718,000	386,825,170

Total Communications		386,825,170

Consumer, Cyclical – 1.46%
Various Securities (1)(2)	205,012,094	206,177,677

Total Consumer, Cyclical		206,177,677

Consumer, Non-cyclical – 5.10%
Cigna Corp., 4.38%, Oct. 2028	30,325,000	35,887,572
Other Securities (1)(2)	610,504,612	685,170,051

Total Consumer, Non-cyclical		721,057,623

Diversified – 0.03%
Various Securities (1)	3,638,244	3,790,678

Total Diversified		3,790,678

Energy – 3.76%
Various Securities (1)(2)	507,990,000	532,078,862

Total Energy		532,078,862

Financials – 12.58%
Bank of America Corp., 2.37%-7.75%, Apr. 2021-Jul. 2168 (2)	148,949,000	162,647,014
Other Securities (1)(2)	1,498,097,000	1,616,124,227

Total Financials		1,778,771,241

Industrials – 1.60%
Various Securities (1)(3)	209,593,000	225,978,191

Total Industrials		225,978,191

Technology – 1.31%
Various Securities (1)	169,995,000	185,382,283

Total Technology		185,382,283

Utilities – 3.81%
Various Securities (1)(5)	479,664,875	539,368,816

Total Utilities		539,368,816

Total Corporate Bonds		4,731,256,618

Government Related – 14.50%
Other Government Related – 2.23%
Various Securities (1)(2)(4)(6)(7)	275,845,000	315,568,248

Total Other Government Related		315,568,248

U.S. Treasury Obligations – 12.27%
U.S. Treasury Bond, 3.00%, Nov. 2044	34,590,000	46,296,553
U.S. Treasury Note, 1.75%, Dec. 2024	36,232,800	38,657,284
U.S. Treasury Note/Bond, 0.25%, Jun. 2025	24,120,000	24,072,891

The accompanying notes are an integral part of these financial statements.

24	Annual Report • June 30, 2020

Bridge Builder Core Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
U.S. Treasury Obligations – 12.27% – (continued)
U.S. Treasury Note/Bond, 1.63%, Oct. 2023	$25,000,000	$26,192,383
U.S. Treasury Note/Bond, 1.63%, Aug. 2029	58,230,000	63,525,291
U.S. Treasury Note/Bond, 1.75%, Feb. 2022	37,900,000	38,890,433
U.S. Treasury Note/Bond, 1.75%, Mar. 2022	53,000,000	54,461,640
U.S. Treasury Note/Bond, 2.00%, Feb. 2050	50,376,000	57,660,842
U.S. Treasury Note/Bond, 2.13%, Dec. 2022	55,000,000	57,674,805
U.S. Treasury Note/Bond, 2.25%, Nov. 2025	33,746,000	37,179,919
U.S. Treasury Note/Bond, 2.25%, Aug. 2046	26,502,100	31,418,446
U.S. Treasury Note/Bond, 2.50%, May 2024	41,538,000	45,196,914
U.S. Treasury Note/Bond, 2.50%, Feb. 2045	87,800,000	108,264,946
U.S. Treasury Note/Bond, 2.88%, May 2043	90,925,000	118,756,574
U.S. Treasury Note/Bond, 2.88%, May 2049	42,836,000	57,918,957
U.S. Treasury Note/Bond, 3.13%, Nov. 2028	58,300,000	70,479,234
U.S. Treasury Note/Bond, 3.13%, Feb. 2043	27,100,000	36,733,203
U.S. Treasury Note/Bond, 3.13%, May 2048	24,938,000	34,931,709
U.S. Treasury Note/Bond, 3.38%, Nov. 2048	30,280,000	44,470,201
U.S. Treasury Note/Bond, 3.63%, Aug. 2043	16,350,000	23,874,832
U.S. Treasury Note/Bond, 3.63%, Feb. 2044	32,750,000	47,925,020
U.S. Treasury Note/Bond, 3.75%, Nov. 2043	48,150,000	71,640,053
U.S. Treasury Note/Bond, 4.75%, Feb. 2037	37,619,000	59,981,732
U.S. Treasury Strip Coupon, 0.00%, Feb. 2022	25,367,000	25,293,184
U.S. Treasury Strip Coupon, 0.00%, Nov. 2022	25,950,000	25,837,067
U.S. Treasury Bond, 1.13%, May 2040	3,444,000	3,411,443
U.S. Treasury Note, 0.13%-1.88%, Nov. 2021-May 2027	50,438,000	50,923,847
U.S. Treasury Note/Bond, 0.13%-8.75%, Aug. 2020-May 2050	262,886,900	297,060,351
U.S. Treasury Strip Coupon, 0.00%, Aug. 2021-Nov. 2043 (6)	133,505,000	127,357,567
Other Securities (8)	8,232,903	9,125,524

Total U.S. Treasury Obligations		1,735,212,845

Total Government Related		2,050,781,093

Mortgage-Backed Obligations – 37.30%
BBCMS Mortgage Trust 2018-C2, 4.05%, Dec. 2051	20,000,000	23,182,176
Benchmark 2018-B1 Mortgage Trust, 2.67%, Dec. 2072	30,000,000	32,142,633
Citigroup Commercial Mortgage Trust 2017-P8, 3.20%, Sep. 2050	21,000,000	22,747,704
Citigroup Commercial Mortgage Trust 2018-B2, 3.74%, Mar. 2051	22,000,000	25,055,081
Fannie Mae, 2.00%, Aug. 2050 (9)	43,640,000	44,540,535
Fannie Mae, 2.50%, Jul. 2050 (9)	66,220,000	69,005,896
Fannie Mae, 3.00%, Sep. 2050 (9)	35,205,000	36,949,846
Fannie Mae Pool, 3.50%, Jul. 2042	22,447,931	24,485,452
Fannie Mae REMICS SER 2019 CL BA, 1.99%, Dec. 2029	25,611,310	26,736,245
Fannie Mae-Aces, 3.06%, May 2027 (4)	29,130,000	32,559,816
Fannie Mae-Aces, 3.09%, Apr. 2027 (4)	23,211,000	25,825,898
Fannie Mae-Aces, 3.50%, Jul. 2028 (4)	40,373,282	46,216,587
Freddie Mac Gold Pool, 3.00%, Oct. 2046	27,278,640	29,382,282
Freddie Mac Multifamily Structured Pass Through Certificates, 3.19%, Sep. 2027 (4)	25,150,000	28,760,818
Freddie Mac Multifamily Structured Pass Through Certificates, 3.36%, Dec. 2026 (4)	27,000,000	30,493,446
Freddie Mac Multifamily Structured Pass Through Certificates, 3.51%, Jan. 2027 (4)	23,250,000	26,733,782
G2ST 30YR TBA 3.0% SEP 19, 3.00%, Sep. 2050 (9)	45,810,000	48,338,497
Ginnie Mae, 2.50%, Jul. 2050 (9)	22,000,000	23,148,984
Ginnie Mae, 3.50%, Jul. 2049 (9)	25,720,000	27,140,628
GS Mortgage Securities Corp. II, 4.26%, Jul. 2051 (4)	28,521,000	31,898,303
UBS Commercial Mortgage Trust 2017-C5, 3.21%, Nov. 2050	21,500,000	23,300,462
Fannie Mae, 2.00%-4.50%, Jul. 2034-Aug. 2050 (9)	62,015,000	65,076,408
Fannie Mae Pool, 0.53%-8.50%, Aug. 2020-Jun. 2050 (2)(4)	1,335,339,009	1,457,543,880
Fannie Mae-Aces, 1.65%-3.78%, Nov. 2020-Aug. 2030 (2)(4)	124,426,116	137,678,099
Freddie Mac Gold Pool, 2.00%-10.00%, Aug. 2020-Oct. 2048	447,652,092	485,170,242
Freddie Mac Multifamily Structured Pass Through Certificates, 0.88%-4.03%, May 2022-Oct. 2033 (2)(4)	391,854,420	337,299,069
Freddie Mac Pool, 3.00%-5.00%, Dec. 2034-Jun. 2050	138,217,549	149,302,334
Ginnie Mae,0.00%-8.05%, Feb. 2029-Aug. 2067	184,079,925	156,246,544
Ginnie Mae II Pool, 2.50%-8.50%, Mar. 2025-May 2063 (4)(6)	400,923,032	432,821,464

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	25

Bridge Builder Core Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
Mortgage-Backed Obligations – 37.30% – (continued)
Ginnie Mae TBA 30 YR, 2.50%, Aug. 2050 (9)	$8,825,000	$9,266,939
Other Securities (1)(2)(3)(4)(7)(9)(12)	1,359,911,416	1,364,642,444

Total Mortgage-Backed Obligations		5,273,692,494

Total Bonds & Notes (Cost: $12,811,808,621)		13,706,194,199

	Shares	Value
PREFERRED STOCKS – 0.02%
Financials – 0.02%
State Street Corp., 5.35% (2)	95,000	2,489,000

Total Preferred Stocks (Cost: $2,375,000)		2,489,000

SHORT-TERM INVESTMENTS – 6.12%
Money Market Funds – 6.09%
Fidelity Institutional Money Market Government Fund – Class I, 0.10% (10)(11)	861,649,237	861,649,237

Total Money Market Funds		861,649,237

	Principal Amount	Value
U.S. Treasury Bills – 0.02%
U.S. Treasury Bill, 1.45%, Jan. 2021	$2,000,000	1,998,184

Total U.S. Treasury Bills		1,998,184

Time Deposits – 0.01%
BNP Paribas, Paris, 0.01% due 07/01/2020	327,746	327,746
China Construction Bank, New York, 0.01% due 07/01/2020	1,769,198	1,769,198

Total Time Deposits		2,096,944

Total Short-Term Investments (Cost: $865,729,419)		865,744,365

TOTAL INVESTMENTS IN SECURITIES – 103.07% (Cost: $13,679,913,040)		14,574,427,564
LIABILITIES IN EXCESS OF OTHER ASSETS – (3.07)%		(434,296,820)

TOTAL NET ASSETS – 100.00%		$14,140,130,744

Percentages are stated as a percent of net assets.

(1)	Security or includes securities purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities totals $2,777,138,233, which represents 19.64% of total net assets.

(2)	Variable rate security or includes variable rate securities based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.

(3)	Step-up bond or includes step-up bonds that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. The rate reported is the rate in effect as of June 30, 2020.

(4)	Variable rate security or includes variable rate securities. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of June 30, 2020.

(5)	Security in default or includes securities in default as of June 30, 2020. The value of these securities total $2,395,873, which represents 0.02% of total net assets.

(6)	Partially assigned as collateral for certain future and swap contracts. The value of these pledged issues totals $14,566,201, which represents 0.10% of total net assets.

The accompanying notes are an integral part of these financial statements.

26	Annual Report • June 30, 2020

Bridge Builder Core Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

(7)	Inverse floating rate security or includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.

(8)	Includes inflation protected securities. The value of these securities total $6,288,752, which represents 0.04% of total net assets.

(9)	Delayed delivery purchase commitment security or includes delayed delivery purchase commitment securities. The value of these securities total $330,869,022, which represents 2.34% of total net assets.

(10)	Represents annualized seven-day yield as of the close of the reporting period.

(11)	Partially assigned as collateral for certain delayed delivery securities.

(12)	Security or includes securities categorized as Level 3 per the Trust’s fair value hierarchy. The value of these securities total $82,060,788, which represents 0.58% of total net assets.

Open Futures Contracts

Number of Contracts Purchased	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
1,733	U.S. 2 Year Note Future	J.P. Morgan	Sep. 2020	$382,637,889	$382,695,142	$57,253
1,475	U.S. 5 Year Note Future	J.P. Morgan	Sep. 2020	185,096,727	185,469,727	373,000
1,349	U.S. Ultra Bond Future	J.P. Morgan	Sep. 2020	294,053,264	294,292,781	239,517

						669,770

Number of Contracts Sold	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
(1,272)	U.S. 10 Year Note Future	J.P. Morgan	Sep. 2020	$(176,194,638)	$(177,026,625)	$(831,987)
(3)	U.S. Long Bond Future	J.P. Morgan	Sep. 2020	(528,472)	(535,688)	(7,216)
(72)	U.S. Ultra 10 Year Note Future	J.P. Morgan	Sep. 2020	(11,268,969)	(11,338,875)	(69,906)

						(909,109)

						$(239,339)

Centrally Cleared Interest Rate Swaps

Fixed Annual Rate	Floating Rate Index	Floating Rate Paid or Received	Payment Frequency	Maturity Date	Notional Amount	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
1.38%	3 Month USD LIBOR	Paid	Quarterly	9/15/2021	$14,385,000	$(1,342)	$253,485	$252,143
1.48	3 Month USD LIBOR	Paid	Quarterly	9/15/2021	7,490,000	4,536	137,766	142,302
1.60	3 Month USD LIBOR	Paid	Quarterly	9/15/2021	5,370,000	15,786	96,258	112,044

						$18,980	$487,509	$506,489

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	27

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020

	Principal Amount		Value
BONDS & NOTES – 91.67%
Asset-Backed Obligations – 11.46%
Countrywide Asset-Backed Certificates, 0.36%, (1 Month LIBOR USD + 0.18%, 0.18% Floor), Jun. 2047 (1)		$40,053,819	$36,914,849
OAK Hill European Credit Partners V Designated Activity Co, 0.72%, (3 Month EURIBOR + 0.72%, 0.72% Floor), Feb. 2030 (1)(2)	EUR	34,900,000	38,778,760
St Paul’s CLO VI DAC, 0.85%, (3 Month EURIBOR + 0.85%, 0.85% Floor), Aug. 2030 (1)(2)		38,000,000	42,139,058
Other Securities *(1)(2)(3)(4)		2,233,980,246	2,108,264,543

Total Asset-Backed Obligations			2,226,097,210

Corporate Bonds – 36.94%
Basic Materials – 0.92%
Various Securities *(2)		165,932,000	177,832,403

Total Basic Materials			177,832,403

Communications – 5.17%
AT&T, Inc., 2.75%, Jun. 2031		$34,109,000	35,285,294
AT&T, Inc., 4.50%, Mar. 2048		34,524,000	40,512,172
T-Mobile USA, Inc., 3.88%, Apr. 2030 (2)		46,138,000	51,424,031
AT&T, Inc., 2.30%-5.25%, Feb. 2027-Jun. 2060		122,985,000	140,356,196
Other Securities *(1)(2)(5)		690,004,688	736,507,204

Total Communications			1,004,084,897

Consumer, Cyclical – 2.97%
Various Securities *(1)(2)(6)		584,596,527	578,127,833

Total Consumer, Cyclical			578,127,833

Consumer, Non-cyclical – 6.27%
CVS Health Corp., 5.05%, Mar. 2048		38,380,000	49,923,481
Other Securities *(1)(2)(16)		1,064,356,340	1,168,337,233

Total Consumer, Non-cyclical			1,218,260,714

Diversified – 0.02%
CVS Pass-Through Trust Series 2013, 4.70%, Jan. 2036 (2)		4,262,027	4,559,327

Total Diversified			4,559,327

Energy – 3.23%
Various Securities *(1)(2)(5)(15)		864,756,115	628,244,604

Total Energy			628,244,604

Financials – 12.39%
GE Capital International Funding Co. Unlimited Co., 4.42%, Nov. 2035		40,925,000	41,548,949
Other Securities *(1)(2)(3)(6)(16)		2,229,230,740	2,365,573,007

Total Financials			2,407,121,956

Industrials – 2.22%
Various Securities *(1)(2)		417,419,000	431,128,175

Total Industrials			431,128,175

Technology – 1.62%
Various Securities *(1)(2)		289,728,000	315,073,012

Total Technology			315,073,012

Utilities – 2.13%
Various Securities (1)(2)(5)		383,525,000	414,445,088

Total Utilities			414,445,088

Total Corporate Bonds			7,178,878,009

The accompanying notes are an integral part of these financial statements.

28	Annual Report • June 30, 2020

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
Convertible Securities – 0.13%
Communications – 0.06%
Various Securities	$11,905,000	$10,757,371

Total Communications		10,757,371

Consumer, Cyclical – 0.01%
Caesars Entertainment Corp., 5.00%, Oct. 2024	1,634,430	2,747,001

Total Consumer, Cyclical		2,747,001

Consumer, Non-cyclical – 0.04%
Various Securities (2)	7,285,000	8,776,800

Total Consumer, Non-cyclical		8,776,800

Energy – 0.01%
Various Securities (2)(5)(7)	5,845,000	2,061,378

Total Energy		2,061,378

Industrials – 0.01%
Greenbrier Cos, Inc., 2.88%, Feb. 2024	1,993,000	1,640,183

Total Industrials		1,640,183

Total Convertible Securities		25,982,733

Government Related – 12.63%
Other Government Related – 1.75%
Various Securities *(1)(2)(5)(16)	3,369,018,605	340,170,963

Total Other Government Related		340,170,963

U.S. Treasury Obligations – 10.88%
U.S. Treasury Inflation Indexed Bonds, 0.25%, Jul. 2029 (8)(9)	115,248,906	126,155,403
U.S. Treasury Inflation Indexed Bonds, 0.25%, Feb. 2050 (8)	78,878,486	88,559,588
U.S. Treasury Inflation Indexed Note, 0.13%, Apr. 2025 (8)	52,339,798	54,881,998
U.S. Treasury Note/Bond, 0.13%, Apr. 2022	140,350,000	140,251,317
U.S. Treasury Note/Bond, 0.13%, May 2022	57,150,000	57,107,584
U.S. Treasury Note/Bond, 0.25%, May 2025	71,700,000	71,607,574
U.S. Treasury Note/Bond, 0.25%, Jun. 2025	75,470,000	75,322,598
U.S. Treasury Note/Bond, 0.38%, Mar. 2022	83,370,000	83,669,611
U.S. Treasury Note/Bond, 0.63%, May 2030	61,240,000	61,053,409
U.S. Treasury Note/Bond, 1.25%, May 2050	97,004,000	93,127,629
U.S. Treasury Note/Bond, 1.50%, Nov. 2021	43,085,000	43,894,527
U.S. Treasury Note/Bond, 1.50%, Sep. 2022 (9)	34,990,000	36,024,665
U.S. Treasury Note/Bond, 1.50%, Jan. 2023	229,835,000	237,538,062
U.S. Treasury Note/Bond, 1.63%, Nov. 2022	205,170,000	212,230,733
U.S. Treasury Note/Bond, 1.63%, Dec. 2022	44,950,000	46,554,855
U.S. Treasury Note/Bond, 2.00%, Feb. 2050	64,231,000	73,519,405
U.S. Treasury Note/Bond, 2.25%, Aug. 2049 (10)	170,215,000	204,603,749
U.S. Treasury Note/Bond, 2.38%, Nov. 2049	53,640,000	66,218,161
U.S. Treasury Note/Bond, 2.50%, Feb. 2045	62,700,000	77,314,488
U.S. Treasury Note/Bond, 3.00%, May 2045	30,000,000	40,266,797
U.S. Treasury Note/Bond, 3.00%, Feb. 2049	82,878,400	114,356,005
U.S. Treasury Note/Bond, 2.75%-3.63%, Aug. 2028-May 2049 (9)	81,515,000	109,442,301

Total U.S. Treasury Obligations		2,113,700,459

Total Government Related		2,453,871,422

Mortgage-Backed Obligations – 30.51%
Fannie Mae, 2.00%, Aug. 2050 (11)	184,100,000	187,899,001
Fannie Mae, 2.50%, Jul. 2050 (11)	164,650,000	171,458,905
Fannie Mae, 3.00%, Sep. 2050 (11)	71,285,000	74,818,060
Fannie Mae Pool, 2.00%, Jun. 2050	237,029,148	241,610,205
Fannie Mae Pool, 2.50%, Mar. 2050	187,837,662	195,829,831
Fannie Mae Pool, 2.50%, Apr. 2050	178,203,238	185,632,548

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	29

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount		Value
Mortgage-Backed Obligations – 30.51% – (continued)
Freddie Mac Gold Pool, 3.50%, Dec. 2047		$34,705,003	$37,926,805
Freddie Mac Gold Pool, 3.50%, Mar. 2048		102,255,486	111,000,736
Freddie Mac Gold Pool, 4.00%, Nov. 2048		43,084,309	47,152,871
Freddie Mac Pool, 2.50%, Apr. 2035		93,777,108	98,223,450
Freddie Mac Pool, 2.50%, Mar. 2050		257,253,113	268,300,869
Freddie Mac Strips, 3.00%, Sep. 2044		80,654,306	87,902,080
Ginnie Mae, 2.50%, Jul. 2050 (11)		41,500,000	43,667,402
Ginnie Mae II Pool, 3.00%, Oct. 2049		34,838,132	36,081,008
New Residential Mortgage Loan Trust 2019-RPL3, 2.75%, Jul. 2059 (2)(4)		35,498,400	37,217,708
Towd Point Mortgage Funding, 1.39%, (3 Month Sterling Overnight Interbank Average Rate + 0.90%), Jul. 2045 (1)(2)	GBP	93,749,895	115,356,051
Towd Point Mortgage Funding 2019-Granite4 Plc, 1.68%, (3 Month LIBOR GBP + 1.03%), Oct. 2051 (1)(2)		28,446,965	35,171,182
Towd Point Mortgage Trust 2019-4, 2.90%, Oct. 2059 (2)(4)		$104,890,095	110,335,579
Fannie Mae, 2.00%-5.00%, Jul. 2035-Jul. 2050 (11)		119,390,000	124,152,764
Fannie Mae Pool, 2.46%-6.50%, Jan. 2027-Jul. 2050		728,671,270	785,445,737
Freddie Mac Gold Pool, 2.50%-8.00%, Jul. 2030-Nov. 2048		398,844,818	427,694,149
Freddie Mac Pool, 2.50%-5.00%, May 2031-May 2050		170,322,101	181,239,168
Ginnie Mae, 3.00%-4.50%, Jul. 2050 (11)		34,505,000	36,588,639
Ginnie Mae II Pool, 2.50%-5.50%, Jul. 2036-May 2050		396,707,064	424,368,401
Other Securities *(1)(2)(3)(4)		2,181,257,100	1,864,873,860

Total Mortgage-Backed Obligations			5,929,947,009

Total Bonds & Notes (Cost: $17,285,382,338)			17,814,776,383

BANK LOANS – 2.66%
PetSmart, Inc. 5.00% (LIBOR + 4.00%) Mar. 2022 (1)		36,090,447	35,561,361
Other Securities *(1)(6)(15)(16)		516,330,015	481,029,036

Total Bank Loans (Cost: $548,071,499)			516,590,397

	Shares		Value
COMMON STOCKS – 0.04%
Communications – 0.02%
Various Securities (12)(15)		2,206,286	3,326,240

Total Communications			3,326,240

Consumer, Cyclical – 0.02%
Caesars Entertainment Corp. (12)		338,983	4,111,864

Total Consumer, Cyclical			4,111,864

Total Common Stocks (Cost: $15,794,687)			7,438,104

CONVERTIBLE PREFERRED STOCKS – 0.08%
Consumer, Non-cyclical – 0.04%
Bunge Ltd., 4.88%		82,720	7,609,413

Total Consumer, Non-cyclical			7,609,413

Financials – 0.03%
Bank of America Corp., 7.25%		4,556	6,115,063

Total Financials			6,115,063

Utilities – 0.01%
NextEra Energy, Inc., 5.28%		34,441	1,462,020

Total Utilities			1,462,020

Total Convertible Preferred Stocks (Cost: $16,057,115)			15,186,496

The accompanying notes are an integral part of these financial statements.

30	Annual Report • June 30, 2020

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Shares		Value
WARRANTS – 0.03%
iHeartMedia, Inc., expires 05/01/2039 (12)(15)		723,037	$6,037,359

Total Warrants (Cost: $14,531,679)			6,037,359

SHORT-TERM INVESTMENTS – 8.09%
Money Market Funds – 2.09%
Fidelity Institutional Money Market Government Fund-Class I, 0.10% (13)(14)		405,307,655	405,307,655

Total Money Market Funds			405,307,655

	Principal Amount		Value
Government Related – 0.04%
Various Securities	ARS	557,991,000	8,105,648

Total Government Related			8,105,648

Commercial Paper – 0.09%
Ford Motor Credit Co. LLC, 3.20%, Oct. 2020 (16)		$17,380,000	17,189,374

Total Commercial Paper			17,189,374

Repurchase Agreements – 1.07%
Bank of America Securities, Inc., 0.12% dated 06/29/2020, due 07/01/2020, repurchase price $62,800,419 (collateralized by U.S. Treasury Note, value $64,043,973, 0.25%, 06/15/2023)		62,800,000	62,800,000
Bank of America Securities, Inc., 0.13% dated 06/24/2020, due 07/02/2020, repurchase price $12,882,279 (collateralized by U.S. Treasury Bond, value $13,197,220, 3.50%, 02/15/2039)		12,882,000	12,882,000
Bank of America Securities, Inc., 0.13% dated 06/24/2020, due 07/02/2020, repurchase price $47,119,021 (collateralized by U.S. Treasury Bond, value $48,327,901, 2.75%, 08/15/2047)		47,118,000	47,118,000
Bank of America Securities, Inc., 0.13% dated 06/30/2020, due 07/01/2020, repurchase price $29,100,105 (collateralized by U.S. Treasury Note, value $29,676,427, 0.25%, 06/15/2023)		29,100,000	29,100,000
J.P. Morgan Securities, 0.12% dated 06/30/2020, due 07/02/2020, repurchase price $56,600,377 (collateralized by U.S. Treasury Bond, value $57,609,027, 3.00%, 11/15/2044)		56,600,000	56,600,000

Total Repurchase Agreements			208,500,000

U.S. Treasury Bills – 4.51%
U.S. Cash Management Bill, 0.00%, Oct. 2020-Nov. 2020		373,160,000	372,976,887
U.S. Treasury Bill, 0.00%, Jul. 2020-Jan. 2021 (9)		504,065,000	503,821,437

Total U.S. Treasury Bills			876,798,324

Time Deposits – 0.29%
ANZ, London, -0.10% due 07/01/2020	AUD	2,134,184	1,472,801
BNP Paribas, Paris, -1.53% due 07/01/2020	CHF	119,967	126,621
BNP Paribas, Paris, 0.01% due 07/01/2020		$42,593,851	42,593,851
Brown Brothers Harriman, -0.68% due 07/01/2020	EUR	500	562
Brown Brothers Harriman, -0.25% due 07/01/2020	SEK	387	42
Brown Brothers Harriman, -0.25% due 07/01/2020	JPY	84,863	786
Brown Brothers Harriman, 0.00% due 07/01/2020	NZD	295	190
Brown Brothers Harriman, 0.02% due 07/02/2020	CAD	300	221
Citibank, London, -0.68% due 07/01/2020	EUR	555,348	623,934
Citibank, London, 0.01% due 07/01/2020	GBP	671,291	831,796
Citibank, New York, 0.01% due 07/01/2020		$188,038	188,038
JP Morgan, New York, 0.01% due 07/01/2020		9,645,495	9,645,495
Royal Bank of Canada, Toronto, 0.02% due 07/02/2020	CAD	1,270,304	935,698

Total Time Deposits			56,420,035

Total Short-Term Investments (Cost: $1,572,338,184)			1,572,321,036

TOTAL INVESTMENTS IN SECURITIES – 102.57% (Cost: $19,452,175,502)			19,932,349,775
LIABILITIES IN EXCESS OF OTHER ASSETS – (2.57)%			(498,683,950)

TOTAL NET ASSETS – 100.00%			$19,433,665,825

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	31

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

*	Includes securities whose principal amounts are denominated in a currency other than the U.S. dollar.

ARS	Argentine Peso

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NZD	New Zealand Dollar

SEK	Swedish Krona

(1)	Variable rate security or includes variable rate securities based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.

(2)	Security or includes securities purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities total $4,891,203,490, which represents 25.17% of total net assets.

(3)	Includes step-up bonds that pay an initial coupon rate for the first period and then a higher coupon rate for the following periods. The rate reported is the rate in effect as of June 30, 2020.

(4)	Variable rate security or includes variable rate securities. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of June 30, 2020.

(5)	Includes securities in default as of June 30, 2020. The value of these securities total $107,349,298, which represents 0.55% of total net assets.

(6)	Security or includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.

(7)	Includes payment in-kind security for which part of the income earned may be paid as additional principal.

(8)	Inflation protected security. The value of these securities total $269,596,989, which represents 1.39% of total net assets.

(9)	Partially assigned as collateral for certain futures contracts, swap contracts and repurchase agreements. The value of these pledged issues totals $108,052,378, which represents 0.56% of total net assets.

(10)	All or a portion of U.S. Treasuries purchased in a sale-buyback transaction. The value of these securities total $121,128,696, which represents 0.62% of total net assets.

(11)	Delayed delivery purchase commitment security. The value of these securities total $638,584,771, which represents 3.29% of total net assets.

(12)	Non-income producing security or includes securities that are non-income producing.

(13)	Represents annualized seven-day yield as of the close of the reporting period.

(14)	Partially assigned as collateral for certain delayed delivery securities.

(15)	Security or includes securities that are categorized as Level 3 per the Trust’s fair value hierarchy. These securities represent $9,861,931 or 0.05% of the Fund’s net assets.

(16)	Security that is restricted or includes securities restricted at June 30, 2020. The value of the restricted security totals $42,014,140, which represents 0.22% of total net assets.

Open Futures Contracts

Number of Contracts Purchased	Reference Entity	Counterparty	Expiration Date	Notional Amount		Value	Unrealized Appreciation/ (Depreciation)
275	Australian 10 Year Bond Future	Goldman Sachs	Sep. 2020	AUD	40,267,893	$28,236,682	$447,812
219	Euro-Btp Future	Goldman Sachs	Sep. 2020	EUR	30,827,600	35,401,170	766,362

The accompanying notes are an integral part of these financial statements.

32	Annual Report • June 30, 2020

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Open Futures Contracts (Continued)

Number of Contracts Purchased	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10,062	U.S. 10 Year Note Future	Goldman Sachs	Sep. 2020	$1,396,492,911	$1,400,347,406	$3,854,495
4,474	U.S. 5 Year Note Future	Citigroup Global Markets	Sep. 2020	561,173,844	562,570,549	1,396,705
2,113	U.S. 5 Year Note Future	Goldman Sachs	Sep. 2020	264,561,533	265,693,243	1,131,710
489	U.S. Long Bond Future	Goldman Sachs	Sep. 2020	87,126,547	87,317,063	190,516
2,593	U.S. 2-Year Note Future	Goldman Sachs	Sep. 2020	572,218,936	572,607,331	388,395
44	U.S. Ultra Long-Term Bond Future	Citigroup Global Markets	Sep. 2020	9,631,480	9,598,875	(32,605)
1,009	U.S. Ultra Long-Term Bond Future	Goldman Sachs	Sep. 2020	220,506,133	220,119,656	(386,477)

						7,756,913

Number of Contracts Sold	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
(127)	U.S. Ultra 10-Year Note Future	Citigroup Global Markets	Sep. 2020	$19,862,853	$(20,000,516)	$(137,663)
(2,526)	U.S. Ultra 10-Year Note Future	Goldman Sachs	Sep. 2020	394,748,517	(397,805,531)	(3,057,014)

						(3,194,677)

						$4,562,236

Over-the-Counter Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation/ (Depreciation)
BRL*	156,049,575	USD	28,497,001	07/02/20	Deutsche Bank	$198,605
BRL*	33,000,000	USD	6,026,297	07/02/20	J.P. Morgan	41,999
EUR	5,081,000	USD	5,704,334	07/02/20	BNP Paribas	4,168
EUR	1,124,000	USD	1,256,229	07/02/20	Goldman Sachs	6,584
IDR*	402,636,139,000	USD	26,550,355	09/16/20	Morgan Stanley	761,842
INR*	2,063,547,450	USD	27,046,955	09/16/20	Morgan Stanley	42,489
RUB*	201,849,664	USD	2,596,939	07/17/20	Bank Of America	233,615
RUB*	455,846,087	USD	5,958,024	07/17/20	Goldman Sachs	434,341
RUB*	826,637,832	USD	11,125,827	07/27/20	Goldman Sachs	448,868
USD	5,538,300	EUR	4,887,000	07/02/20	Bank Of America	47,758
USD	29,582,858	BRL*	156,049,575	07/02/20	Deutsche Bank	887,252
USD	2,224,072	GBP	1,758,000	07/02/20	Goldman Sachs	45,734
USD	136,526	JPY	14,700,000	07/02/20	Goldman Sachs	383
USD	7,907,790	BRL*	33,000,000	07/02/20	J.P. Morgan	1,839,494
USD	5,965,761	EUR	5,276,000	07/02/20	J.P. Morgan	38,177
USD	3,853,003	GBP	3,049,000	07/02/20	J.P. Morgan	74,986
USD	1,022,315	AUD	1,479,000	07/02/20	Morgan Stanley	1,657
USD	3,798,651	EUR	3,364,000	07/02/20	Morgan Stanley	19,198
USD	8,541,557	PEN*	28,785,047	09/04/20	BNP Paribas	423,656
USD	13,158,715	CAD	17,615,000	09/16/20	BNP Paribas	181,586

					Total Unrealized Appreciation	5,732,392

BRL*	33,000,000	USD	6,343,104	07/02/20	BNP Paribas	(274,808)
BRL*	156,049,575	USD	29,122,148	07/02/20	BNP Paribas	(426,542)
BRL*	156,049,575	USD	29,551,486	08/04/20	Deutsche Bank	(905,422)
GBP	827,000	USD	1,025,877	07/02/20	BNP Paribas	(1,140)
GBP	7,327,000	USD	9,133,919	07/02/20	J.P. Morgan	(55,029)

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	33

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Over-the-Counter Forward Foreign Currency Exchange Contracts (Continued)

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation/ (Depreciation)
MXN	33,876,000	USD	1,492,494	07/24/20	Goldman Sachs	$(23,206)
MXN	142,098,000	USD	6,374,708	12/09/20	BNP Paribas	(316,785)
MXN	931,395,152	USD	42,125,516	12/09/20	Goldman Sachs	(2,418,273)
RUB*	1,832,559,666	USD	25,973,429	07/17/20	BNP Paribas	(275,302)
TRY	4,051,749	USD	594,534	07/13/20	J.P. Morgan	(4,715)
TRY	4,286,011	USD	629,918	07/14/20	Bank Of America	(6,181)
TRY	1,167,392	USD	169,829	07/21/20	Bank Of America	(291)
TRY	1,392,510	USD	202,654	07/21/20	BNP Paribas	(422)
USD	34,523,297	BRL*	189,049,575	07/02/20	BNP Paribas	(240,605)
USD	285,806,314	EUR	257,329,000	07/02/20	BNP Paribas	(3,302,706)
USD	17,138,860	EUR	15,256,000	07/02/20	J.P. Morgan	(1,249)
USD	401,464,699	GBP	326,424,000	07/02/20	J.P. Morgan	(3,007,462)
USD	314,600,496	EUR	279,907,000	08/04/20	BNP Paribas	(113,918)
USD	396,364,594	GBP	323,077,000	08/04/20	Morgan Stanley	(4,050,102)
USD	9,940,602	CAD	13,986,000	08/17/20	Bank Of America	(362,555)
USD	19,830,150	NZD	33,217,000	08/17/20	J.P. Morgan	(1,605,123)
USD	6,805,373	EUR	6,271,713	08/21/20	Goldman Sachs	(248,859)
USD	6,801,641	EUR	6,271,713	08/21/20	Morgan Stanley	(252,591)
USD	5,840,622	EUR	5,375,754	08/21/20	State Street	(205,862)

					Total Unrealized Depreciation	(18,099,148)

					Net Unrealized Depreciation	$(12,366,756)

*	Non-deliverable forward

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

INR	Indian Rupee
JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

RUB	Russian Ruble

TRY	Turkish Lira

USD	United States Dollar

Centrally Cleared Credit Default Swaps – Sell Protection

Reference Entity	Fixed Annual Rate Received by Fund	Maturity Date	Implied Credit Spread at June 30, 2020	Notional Amount	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
AT&T Inc.	1.00%	12/20/2020	0.61%	$34,600,000	$22,648	$52,482	$75,130
AT&T Inc.	1.00	12/20/2024	1.00	12,100,000	102,371	(96,632)	5,739
CDX.EM.28	1.00	12/20/2022	1.58	9,588,000	(237,472)	105,266	(132,206)
CDX.EM.29	1.00	6/20/2023	1.64	1,880,000	(31,920)	(2,697)	(34,617)
CDX.EM.30	1.00	12/20/2023	1.80	7,708,000	(274,167)	70,195	(203,972)
CDX.EM.31	1.00	6/20/2024	1.76	8,178,000	(291,531)	55,031	(236,500)
CDX.EM.32	1.00	12/20/2024	1.84	12,090,000	(572,907)	142,473	(430,434)
CDX.EM.33	1.00	6/20/2025	2.00	7,505,000	(806,689)	456,941	(349,748)
CDX.NA.HY.34	5.00	6/20/2025	5.17	64,885,000	(3,828,215)	3,454,679	(373,536)
CDX.NA.HY.34	5.00	6/20/2025	5.17	46,455,000	(530,366)	248,358	(282,008)
CDX.NA.HY.34	5.00	6/20/2025	5.17	54,815,000	(2,411,861)	2,081,068	(330,793)
CDX.NA.IG.34	1.00	6/20/2025	0.76	284,052,000	(597,066)	3,917,046	3,319,980
General Electric Co.	1.00	12/20/2023	1.48	700,000	(23,753)	12,713	(11,040)

					$(9,480,928)	$10,496,923	$1,015,995

The accompanying notes are an integral part of these financial statements.

34	Annual Report • June 30, 2020

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Over-the-Counter Credit Default Swaps – Sell Protection

Counterparty	Reference Entity	Fixed Annual Rate Received by Fund	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020	Notional Amount		Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
Deutsche Bank	CMBX.NA.AAA.10	0.50%	Monthly	11/17/2059	0.00%		$16,450,000	$(269,224)	$392,072	$122,848
J.P. Morgan	Barclays Bank Plc	1.00	Quarterly	6/20/2024	0.69	EUR	1,000,000	10,163	4,154	14,317
Bank of America	Boeing Co.	1.00	Quarterly	12/20/2021	2.42		$12,300,000	60,829	(309,845)	(249,016)
Goldman Sachs	Brazilian Government International	1.00	Quarterly	12/20/2024	2.40		3,200,000	(42,762)	(147,252)	(190,014)
Barclays Bank	Colombia Government International	1.00	Quarterly	6/20/2025	1.60		12,895,000	(752,522)	385,891	(366,631)
Morgan Stanley	Colombia Government International	1.00	Quarterly	6/20/2025	1.60		11,000,000	(1,044,868)	732,727	(312,141)
Barclays Bank	Devon Energy Corp.	1.00	Quarterly	12/20/2024	1.49		455,000	186	(9,686)	(9,500)
Morgan Stanley	Devon Energy Corp.	1.00	Quarterly	12/20/2024	1.49		525,000	—	(10,961)	(10,961)
Morgan Stanley	Devon Energy Corp.	1.00	Quarterly	12/20/2024	1.49		1,170,000	(6,219)	(18,209)	(24,428)
Goldman Sachs	Federative Republic of Brazil	1.00	Quarterly	6/20/2024	2.24		300,000	(7,505)	(6,646)	(14,151)
Barclays Bank	General Electric Co.	1.00	Quarterly	12/20/2020	0.88		1,860,000	181	1,378	1,559
Barclays Bank	General Electric Co.	1.00	Quarterly	12/20/2020	0.88		3,415,000	(930)	3,794	2,864
Goldman Sachs	General Electric Co.	1.00	Quarterly	12/20/2020	0.88		2,640,000	261	1,952	2,213
Goldman Sachs	General Electric Co.	1.00	Quarterly	12/20/2020	0.88		1,685,000	(444)	1,857	1,413
Barclays Bank	Indonesia Government International	1.00	Quarterly	6/20/2025	1.32		9,796,000	(383,282)	234,788	(148,494)
Goldman Sachs	Indonesia Government International	1.00	Quarterly	6/20/2025	1.32		18,365,000	(902,508)	623,100	(279,408)
Morgan Stanley	Indonesia Government International	1.00	Quarterly	6/20/2025	1.32		17,615,000	(663,042)	395,044	(267,998)
Morgan Stanley	Mexico Government International	1.00	Quarterly	12/20/2024	1.44		2,800,000	(18,934)	(34,663)	(53,597)
Goldman Sachs	Republic of South Africa	1.00	Quarterly	6/20/2024	2.79		4,700,000	(154,393)	(159,881)	(314,274)
J.P. Morgan	Republic of South Africa	1.00	Quarterly	6/20/2023	2.51		9,400,000	(412,143)	7,041	(405,102)
Goldman Sachs	Russia Emerging Markets SPMYC	1.00	Quarterly	12/20/2022	0.66		1,500,000	(17,737)	30,916	13,179
J.P. Morgan	Russia Emerging Markets SPMYC	1.00	Quarterly	6/20/2023	0.72		18,200,000	(336,204)	491,046	154,842
Goldman Sachs	Russian Foreign Bond-Eurobon	1.00	Quarterly	12/20/2024	1.02		16,400,000	84,457	(94,704)	(10,247)
Goldman Sachs	Teva Pharmaceutical Finance Ne	1.00	Quarterly	6/20/2022	2.50		210,000	(9,437)	3,436	(6,001)
Goldman Sachs	United Mexican States	1.00	Quarterly	6/20/2023	1.06		29,900,000	(150,396)	107,407	(42,989)
Goldman Sachs	United Mexican States	1.00	Quarterly	12/20/2023	1.19		9,100,000	(136,435)	79,562	(56,873)
J.P. Morgan	United Mexican States	1.00	Quarterly	12/20/2023	1.19		5,400,000	(81,799)	48,050	(33,749)
J.P. Morgan	United Mexican States	1.00	Quarterly	6/20/2024	1.29		300,000	(3,739)	442	(3,297)
Morgan Stanley	United Mexican States	1.00	Quarterly	12/20/2022	0.96		3,800,000	2,499	2,615	5,114

								$(5,235,947)	$2,755,425	$(2,480,522)

Centrally Cleared Interest Rate Swaps

Fixed Annual Rate	Floating Rate Index	Floating Rate Paid or Received	Payment Frequency	Maturity Date	Notional Amount	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
1.25%	3 Month USD LIBOR	Paid	Quarterly	6/17/2027	$444,300,000	$(5,266,611)	$29,526,130	$24,259,519
1.25	3 Month USD LIBOR	Received	Quarterly	6/17/2030	112,100,000	4,810,974	(11,586,173)	(6,775,199)
1.50	3 Month USD LIBOR	Received	Quarterly	6/17/2050	81,200,000	(15,012,714)	2,327,481	(12,685,233)
2.25	3 Month USD LIBOR	Received	Quarterly	3/12/2050	3,200,000	(9,885)	(1,137,501)	(1,147,386)

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	35

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Centrally Cleared Interest Rate Swaps (Continued)

Fixed Annual Rate	Floating Rate Index	Floating Rate Paid or Received	Payment Frequency	Maturity Date	Notional Amount		Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
2.50%	3 Month USD LIBOR	Paid	Quarterly	12/20/2027		$107,900,000	$(1,107,549)	$17,130,367	$16,022,818
2.50	3 Month USD LIBOR	Paid	Quarterly	12/20/2027		94,300,000	1,744,029	12,259,231	14,003,260
3.00	3 Month USD LIBOR	Paid	Quarterly	6/19/2029		47,200,000	3,382,167	6,704,153	10,086,320
3.00	6 Month Australian Bank Bill	Paid	Semi-Annual	3/21/2027	AUD	109,400,000	625,604	11,867,046	12,492,650
(0.15)	6 Month EURIBOR	Received	Semi-Annual	3/18/2030	EUR	16,100,000	274,419	(345,064)	(70,645)
0.50	6 Month EURIBOR	Received	Semi-Annual	6/17/2050		9,000,000	(283,674)	(1,212,994)	(1,496,668)
0.75	6 Month GBP LIBOR	Received	Semi-Annual	3/18/2030	GBP	18,700,000	179,861	(1,052,466)	(872,605)
0.75	6 Month GBP LIBOR	Received	Semi-Annual	3/18/2050		6,000,000	142,394	(840,265)	(697,871)
4.58	Mexico Interbank TIIE 28 Day	Received	Lunar	6/10/2022	MXN	4,000,000	—	(474)	(474)
4.65	Mexico Interbank TIIE 28 Day	Received	Lunar	5/10/2022		15,400,000	208	(2,820)	(2,612)
4.74	Mexico Interbank TIIE 28 Day	Received	Lunar	6/3/2022		3,900,000	—	(959)	(959)
4.83	Mexico Interbank TIIE 28 Day	Received	Lunar	5/27/2022		1,600,000	—	(530)	(530)
5.12	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/6/2025		2,000,000	(134)	1,309	1,175
5.16	Mexico Interbank TIIE 28 Day	Paid	Lunar	6/6/2025		1,700,000	—	1,102	1,102
5.28	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/23/2025		700,000	—	627	627
5.28	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/30/2025		1,600,000	—	1,421	1,421
5.54	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/4/2027		3,400,000	1	2,796	2,797
7.15	Mexico Interbank TIIE 28 Day	Paid	Lunar	6/11/2027		25,800,000	(17,507)	147,982	130,475
7.36	Mexico Interbank TIIE 28 Day	Received	Lunar	8/21/2037		900,000	3,247	(8,304)	(5,057)
7.37	Mexico Interbank TIIE 28 Day	Paid	Lunar	10/11/2027		40,300,000	(1,906)	231,433	229,527
7.38	Mexico Interbank TIIE 28 Day	Received	Lunar	8/14/2037		1,300,000	4,578	(12,036)	(7,458)
7.61	Mexico Interbank TIIE 28 Day	Received	Lunar	1/23/2023		222,400,000	126,021	(885,415)	(759,394)
7.75	Mexico Interbank TIIE 28 Day	Paid	Lunar	1/5/2023		1,400,000	—	4,864	4,864
7.81	Mexico Interbank TIIE 28 Day	Paid	Lunar	2/6/2023		2,800,000	—	10,204	10,204
7.82	Mexico Interbank TIIE 28 Day	Paid	Lunar	2/6/2023		2,800,000	(341)	10,591	10,250
7.87	Mexico Interbank TIIE 28 Day	Paid	Lunar	12/27/2022		3,400,000	—	12,233	12,233
7.88	Mexico Interbank TIIE 28 Day	Paid	Lunar	12/16/2022		2,000,000	—	7,206	7,206
7.88	Mexico Interbank TIIE 28 Day	Paid	Lunar	12/27/2022		36,000,000	9,174	120,922	130,096
7.91	Mexico Interbank TIIE 28 Day	Received	Lunar	12/30/2027		800,000	—	(5,799)	(5,799)
7.98	Mexico Interbank TIIE 28 Day	Received	Lunar	12/10/2027		3,300,000	(21)	(24,727)	(24,748)
7.99	Mexico Interbank TIIE 28 Day	Received	Lunar	12/21/2027		100,000	—	(749)	(749)
8.01	Mexico Interbank TIIE 28 Day	Received	Lunar	12/21/2027		20,200,000	(8,874)	(143,343)	(152,217)
8.03	Mexico Interbank TIIE 28 Day	Received	Lunar	1/31/2028		1,600,000	12	(12,200)	(12,188)
8.05	Mexico Interbank TIIE 28 Day	Received	Lunar	1/31/2028		2,400,000	585	(19,003)	(18,418)

							$(10,405,942)	$63,076,276	$52,670,334

Lunar	- payment frequency equal periods of 28 days (a lunar month).

The accompanying notes are an integral part of these financial statements.

36	Annual Report • June 30, 2020

Bridge Builder Core Plus Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Sale-Buyback Transactions

Counterparty	Borrowing Date	Maturity Date	Borrowing Rate	Amount Borrowed
BNP Paribas	6/30/2020	7/2/2020	0.18%	$121,128,696

				$121,128,696

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	37

Bridge Builder Municipal Bond Fund

Summary Schedule of Investments

June 30, 2020

	Principal Amount	Value
MUNICIPAL BONDS – 96.57%
Education – 8.79%
Tennessee State School Bond Authority, 5.00%, Nov. 2040	$25,000,000	$29,543,250
Illinois Finance Authority, 5.00%, Aug. 2021-Aug. 2049 (1)	6,500,000	7,608,279
New Jersey Economic Development Authority, 5.00%-5.50%, Jun. 2024-Jun. 2054 (1)(2)	26,290,000	29,100,051
New York State Dormitory Authority, 5.00%, Oct. 2028-Oct. 2030 (1)	5,075,000	6,298,867
Other Securities (2)(3)	441,085,000	500,852,905

Total Education		573,403,352

General Obligation – 16.73%
Commonwealth of Massachusetts, 5.00%, Jul. 2036	12,630,000	14,951,899
Commonwealth of Pennsylvania, 4.00%, Apr. 2033	20,000,000	21,404,000
Northside Independent School District, 1.60%, Aug. 2049 (3)	15,135,000	15,592,228
State of Hawaii, 5.00%, Jan. 2032	12,800,000	16,651,520
State of Illinois, 5.00%, Nov. 2021 (1)	12,555,000	12,927,758
State of Illinois, 5.00%, Nov. 2025 (1)	15,740,000	17,033,356
State of Illinois, 5.25%, Dec. 2030 (1)	11,685,000	12,693,883
Illinois Finance Authority, 3.00%, Jul. 2035 (1)	2,250,000	2,409,570
State of Illinois, 4.00%-5.50%, Nov. 2020-Jul. 2038 (1)	76,655,000	80,820,847
Other Securities (2)(3)(4)(5)	783,980,000	896,042,246

Total General Obligation		1,090,527,307

General Revenue – 26.41%
Buckeye Tobacco Settlement Financing Authority, 5.00%, Jun. 2055	23,350,000	24,587,316
Central Plains Energy Project, 4.00%, Dec. 2049 (3)	32,420,000	36,799,294
Chandler Industrial Development Authority, 5.00%, Jun. 2049 (3)	18,960,000	21,835,284
City of Phoenix Civic Improvement Corp., 5.00%, Jul. 2029	12,865,000	14,194,340
City of Whiting IN, 5.00%, Dec. 2044 (3)	19,260,000	22,768,209
Kentucky Public Energy Authority, 4.00%, Jan. 2049 (3)	12,500,000	13,768,000
Kentucky Public Energy Authority, 4.00%, Dec. 2049 (3)	21,270,000	23,895,315
Kentucky Public Energy Authority, 4.00%, Dec. 2050 (3)	16,560,000	18,697,896
Lower Alabama Gas District, 4.00%, Dec. 2050 (3)	15,610,000	17,761,995
Main Street Natural Gas, Inc., 4.00%, Aug. 2049 (3)	17,670,000	19,940,418
Main Street Natural Gas, Inc., 4.00%, Mar. 2050 (3)	20,000,000	22,963,400
Metropolitan Pier & Exposition Authority, 5.00%, Jun. 2050	17,060,000	18,170,265
New York State Dormitory Authority, 5.00%, Mar. 2021 (1)	13,750,000	14,233,725
Ohio Air Quality Development Authority, 2.10%, Jul. 2028 (3)	12,500,000	12,602,625
Patriots Energy Group Financing Agency, 4.00%, Oct. 2048 (3)	31,075,000	34,133,091
PEFA, Inc., 5.00%, Sep. 2049 (3)	13,000,000	15,688,140
Port of Port Arthur Navigation District, 1.95%, Nov. 2040 (3)	15,000,000	15,000,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.00%, Jul. 2058	19,980,000	20,890,089
State of Ohio, 0.40%, Nov. 2035 (3)	22,000,000	21,997,580
Tennergy Corp., 5.00%, Feb. 2050 (3)	11,590,000	13,399,547
Illinois Finance Authority, 4.00%-5.25%, May 2023-May 2047 (1)	1,535,000	1,561,265
Kentucky Public Energy Authority, 4.00%, Apr. 2048-Feb. 2050 (3)	11,500,000	13,085,130
Main Street Natural Gas, Inc., 0.87%-5.00%, May 2027-Aug. 2048 (3)(5)	29,695,000	32,534,521
Metropolitan Transportation Authority, 0.58% (SIFMA Municipal Swap Index Yield + 0.45%), Nov. 2026 (1)(5)	2,530,000	2,455,314
New Jersey Economic Development Authority, 3.13%-5.63%, Jan. 2023-Jan. 2052 (1)	33,790,000	36,551,573
New Jersey Transportation Trust Fund Authority, 0.00%-5.50%, Dec. 2022-Jun. 2043 (1)	59,570,000	61,698,983
New York State Dormitory Authority, 4.00%-5.25%, Dec. 2023-Mar. 2038 (1)	32,440,000	37,337,467
State of Illinois, 5.00%, Jun. 2024-Jun. 2025 (1)	6,495,000	6,914,167
Other Securities (2)(3)(5)(7)	1,081,258,000	1,126,712,402

Total General Revenue		1,722,177,351

Healthcare – 15.66%
Arizona Health Facilities Authority, 4.00%, Jan. 2043	24,000,000	24,400,080
County of Franklin OH, 5.00%, Nov. 2033 (3)	12,780,000	14,327,275
Illinois Finance Authority, 5.00%, May 2028 (1)	12,620,000	15,434,134

The accompanying notes are an integral part of these financial statements.

38	Annual Report • June 30, 2020

Bridge Builder Municipal Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
Healthcare – 15.66% – (continued)
Illinois Finance Authority, 5.00%, Jul. 2057 (1)(3)	$11,305,000	$12,513,844
Michigan State Hospital Finance Authority, 4.00%, Nov. 2047 (3)	14,255,000	15,763,478
North Carolina Medical Care Commission, 0.17%, Nov. 2034 (3)	25,000,000	25,000,000
Washington Health Care Facilities Authority, 5.00%, Oct. 2038	11,320,000	12,715,077
Illinois Finance Authority, 1.75%-5.25%, Feb. 2022-May 2054 (1)(3)	71,265,000	82,113,168
New Jersey Economic Development Authority, 5.00%, Oct. 2039-Jan. 2040 (1)(2)	795,000	648,567
New York State Dormitory Authority, 5.00%, Dec. 2022-May 2048 (1)(2)(3)	14,510,000	16,381,627
Other Securities (2)(3)(5)	727,351,958	801,639,362

Total Healthcare		1,020,936,612

Housing – 4.67%
Alamito Public Facility Corp., 2.50%, Nov. 2021 (3)	15,000,000	15,203,850
District of Columbia Housing Finance Agency, 2.45%, Nov. 2021 (3)	13,750,000	13,829,887
New Jersey Economic Development Authority, 5.00%, Jun. 2026 (1)	900,000	1,082,223
Other Securities (2)(3)(5)	262,524,959	274,545,449

Total Housing		304,661,409

Transportation – 15.60%
California Municipal Finance Authority, 5.00%, Dec. 2043	10,835,000	12,285,698
Chicago O’Hare International Airport, 5.00%, Jan. 2032	13,995,000	16,017,805
Commonwealth of Massachusetts Transportation Fund Revenue, 3.75%, Jun. 2040	45,000,000	45,734,400
Hillsborough County Aviation Authority, 5.00%, Oct. 2040	12,500,000	13,980,750
Metropolitan Transportation Authority, 5.00%, Sep. 2021 (1)	25,000,000	25,696,500
State of Connecticut Special Tax Revenue, 5.00%, Oct. 2031	26,000,000	29,239,080
Triborough Bridge & Tunnel Authority, 0.55% (Secured Overnight Financing Rate + 0.50%), Nov. 2038 (5)	20,000,000	19,977,000
Metropolitan Transportation Authority, 0.00%-5.25%, Sep. 2020-Nov. 2045 (1)(3)(5)	52,245,000	54,895,726
New Jersey Transportation Trust Fund Authority, 0.00%-5.00%, Jun. 2029-Jun. 2032 (1)	3,305,000	3,205,152
Other Securities (2)(3)(5)	721,862,537	796,271,408

Total Transportation		1,017,303,519

Utilities – 8.71%
Boston Water & Sewer Commission, 3.75%, Nov. 2037	13,450,000	14,094,389
City of Atlanta GA Water & Wastewater Revenue, 5.00%, Nov. 2040	14,595,000	17,036,743
Energy Northwest, 5.00%, Jul. 2028	15,000,000	19,765,500
Illinois Finance Authority, 5.25%, Jul. 2035 (1)	20,085,000	26,142,234
Indiana Finance Authority, 5.25%, Oct. 2038	15,010,000	15,873,225
Louisville & Jefferson County Metropolitan Government, 1.85%, Oct. 2033 (3)	15,900,000	16,018,137
Illinois Finance Authority, 5.00%, Jul. 2022-Jul. 2031 (1)	4,070,000	4,925,935
New Jersey Economic Development Authority, 1.15%-5.00%, Jun. 2023-Aug. 2059 (1)(3)	8,305,000	8,604,654
Other Securities (2)(3)(4)(5)	399,340,000	445,104,252

Total Utilities		567,565,069

Total Municipal Bonds (Cost: $6,114,751,757)		6,296,574,619

	Shares	Value
SHORT-TERM INVESTMENTS – 3.34%
Money Market Funds – 3.27%
Fidelity Institutional Money Market Government Fund-Class I, 0.10% (6)	213,054,213	213,054,213

Total Money Market Funds		213,054,213

	Principal Amount	Value
Time Deposits – 0.07%
BNP Paribas, Paris, 0.01% due 07/01/2020	$184,875	184,875

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	39

Bridge Builder Municipal Bond Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
Time Deposits – 0.07% – (Continued)
Citibank, New York, 0.01% due 07/01/2020	$4,800,976	$4,800,976

Total Time Deposits		4,985,851

Total Short-Term Investments (Cost: $218,040,064)		218,040,064

TOTAL INVESTMENTS IN SECURITIES – 99.91% (Cost: $6,332,791,821)		6,514,614,683
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.09%		5,826,662

TOTAL NET ASSETS – 100.00%		$6,520,441,345

Percentages are stated as a percent of net assets.

(1)	Issuer includes securities in multiple categories. The market value of the issuer as a whole is greater than 1% of the Fund’s total net assets.

(2)

Security or includes securities purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities totals $202,146,973, which represents 3.10% of total net assets.

(3)	Adjustable rate security or includes adjustable rate securities. The rate reported is the rate in effect as of June 30, 2020.

(4)	Includes securities in default as of June 30, 2020. The value of these securities totals $16,913,532, which represents 0.26% of total net assets.

(5)	Variable rate security or includes variable rate securities based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.

(6)	Represents annualized seven-day yield as of the close of the reporting period.

(7)	Includes a security that is restricted at June 30, 2020. The value of the restricted security totals $5,832,250, which represents 0.09% of total net assets.

State/U.S. Territory	Percentage of Net Assets
Alabama	1.54%
Alaska	0.09
Arizona	2.89
Arkansas	0.12
California	3.67
Colorado	2.74
Connecticut	2.66
Delaware	0.33
District of Columbia	1.68
Florida	7.08
Georgia	2.69
Guam	0.06
Hawaii	0.64
Idaho	0.06
Illinois	9.06
Indiana	1.86
Iowa	0.53
Kansas	0.14
Kentucky	2.40
Louisiana	1.60
Maine	0.10
Maryland	2.01
Massachusetts	2.83
Michigan	2.85
Minnesota	0.46
Mississippi	0.31
Missouri	0.69
Montana	0.03
Nebraska	0.80
Nevada	1.47

State/U.S. Territory (Continued)	Percentage of Net Assets
New Hampshire	0.45%
New Jersey	3.43
New Mexico	0.49
New York	7.54
North Carolina	1.34
North Dakota	0.00 *
Ohio	2.86
Oklahoma	0.86
Oregon	0.62
Pennsylvania	5.31
Puerto Rico	1.27
Rhode Island	0.18
South Carolina	1.30
South Dakota	0.12
Tennessee	1.37
Texas	8.95
Utah	0.28
Vermont	0.07
Virgin Islands	0.05
Virginia	1.49
Washington	3.26
West Virginia	0.20
Wisconsin	1.74

Total Municipal Bonds	96.57

SHORT-TERM INVESTMENTS	3.34

TOTAL INVESTMENTS IN SECURITIES	99.91
OTHER ASSETS IN EXCESS OF LIABILITIES	0.09

TOTAL NET ASSETS	100.00%

*	Amount calculated is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

40	Annual Report • June 30, 2020

Bridge Builder Large Cap Growth Fund

Summary Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 97.99%
Communication Services – 11.03%
Alphabet, Inc. – Class A (1)	259,545	$368,047,787
Alphabet, Inc. – Class C (1)	228,204	322,591,456
Facebook, Inc. – Class A (1)	1,566,067	355,606,834
Match Group, Inc. (1)	1,009,473	108,064,085
Netflix, Inc. (1)	290,016	131,968,881
Other Securities (1)	1,965,851	198,310,630

Total Communication Services		1,484,589,673

Consumer Discretionary – 14.86%
Amazon.com, Inc. (1)	205,582	567,163,733
Home Depot, Inc.	512,258	128,325,752
Lowes Companies, Inc.	971,737	131,301,103
McDonald’s Corp.	742,304	136,932,819
NIKE, Inc. – Class B	2,413,363	236,630,242
Tesla, Inc. (1)	127,481	137,655,259
Yum! Brands, Inc.	1,773,793	154,160,350
Other Securities (1)	3,531,403	509,002,388

Total Consumer Discretionary		2,001,171,646

Consumer Staples – 3.40%
Coca-Cola Co.	2,835,586	126,693,983
Procter & Gamble Co.	1,311,734	156,844,034
Other Securities (1)	2,275,343	174,150,033

Total Consumer Staples		457,688,050

Energy – 0.72%
Various Securities (1)	2,232,266	96,471,695

Total Energy		96,471,695

Financials – 4.72%
Bank of America Corp.	5,715,715	135,748,231
Intercontinental Exchange, Inc.	1,959,543	179,494,139
Other Securities (1)	2,977,236	320,669,730

Total Financials		635,912,100

Healthcare – 17.81%
Abbott Laboratories	2,147,247	196,322,793
Becton Dickinson & Co.	593,487	142,003,634
Danaher Corp.	1,459,378	258,061,812
Illumina, Inc. (1)	467,203	173,028,631
Intuitive Surgical, Inc. (1)	305,021	173,810,116
Johnson & Johnson	1,481,593	208,356,424
Medtronic Plc	1,508,144	138,296,805
Pfizer, Inc.	2,886,935	94,402,774
Regeneron Pharmaceuticals, Inc. (1)	203,903	127,164,106
Thermo Fisher Scientific, Inc.	281,365	101,949,794
UnitedHealth Group, Inc.	697,530	205,736,473
Zoetis, Inc. – Class A	710,178	97,322,793
Other Securities (1)	5,309,329	480,887,348

Total Healthcare		2,397,343,503

Industrials – 4.80%
Honeywell International, Inc.	942,436	136,266,821
IHS Markit Ltd.	2,301,475	173,761,362
Union Pacific Corp.	737,243	124,645,674
Other Securities (1)	2,374,827	211,431,189

Total Industrials		646,105,046

	Shares	Value
Information Technology – 35.18%
Adobe Systems, Inc. (1)	500,734	$217,974,518
Analog Devices, Inc.	931,772	114,272,518
Apple, Inc.	1,502,470	548,101,056
Autodesk, Inc. (1)	608,709	145,597,106
FleetCor Technologies, Inc. (1)	725,346	182,446,279
Intuit, Inc.	348,509	103,224,881
Mastercard, Inc. – Class A	386,430	114,267,351
Microsoft Corp.	4,754,455	967,579,137
NVIDIA Corp.	268,442	101,983,800
PayPal Holdings, Inc. (1)	1,575,186	274,444,657
Salesforce.com, Inc. (1)	1,702,097	318,853,831
Shopify, Inc. – Class A (1)	125,533	119,155,924
Visa, Inc. – Class A	2,184,709	422,020,238
Workday, Inc. – Class A (1)	1,184,675	221,960,708
Xilinx, Inc.	1,286,684	126,596,839
Other Securities (1)(2)	5,907,329	757,811,826

Total Information Technology		4,736,290,669

Materials – 3.16%
Ecolab, Inc.	636,478	126,627,298
Linde Plc	664,312	140,907,218
Other Securities (1)	1,905,886	158,535,391

Total Materials		426,069,907

Real Estate – 2.31%
Equinix, Inc.	217,088	152,460,902
Prologis, Inc.	1,108,055	103,414,773
Other Securities	346,147	55,362,699

Total Real Estate		311,238,374

Utilities – 0.00% (3)
NRG Energy, Inc.	7,713	251,135

Total Utilities		251,135

Total Common Stocks (Cost: $10,234,907,249)		13,193,131,798

RIGHTS – 0.00% (3)
Communication Services – 0.00% (3)
T-Mobile US, Inc., expires 07/31/2020 (1)	13,210	2,219

Total Communication Services		2,219

Total Rights (Cost: $33,272)		2,219

SHORT-TERM INVESTMENTS – 2.12%
Money Market Funds – 2.08%
Goldman Sachs Financial Square Government Fund – Class I, 0.15% (4)	279,781,923	279,781,923

Total Money Market Funds		279,781,923

	Principal Amount	Value
Time Deposits – 0.04%
JP Morgan, New York, 0.01% due 07/01/2020	$5,226,969	5,226,969

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	41

Bridge Builder Large Cap Growth Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
National Australia Bank, London, 0.01% due 07/01/2020	$487,675	$487,675

Total Time Deposits		5,714,644

Total Short-Term Investments (Cost: $285,496,567)		285,496,567

TOTAL INVESTMENTS IN SECURITIES – 100.11% (Cost: $10,520,437,088)		13,478,630,584
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.11)%		(14,345,696)

TOTAL NET ASSETS – 100.00%		$13,464,284,888

Percentages are stated as a percent of net assets.

(1)	Non-income producing security or includes securities that are non-income producing.

(2)

Includes securities purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities totals $63,274,701, which represents 0.47% of total net assets.

(3)	Amount calculated is less than 0.005%.

(4)	Represents annualized seven-day yield as of the close of the reporting period.

The accompanying notes are an integral part of these financial statements.

42	Annual Report • June 30, 2020

Bridge Builder Large Cap Value Fund

Summary Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 95.97%
Communication Services – 5.82%
Alphabet, Inc. – Class A (1)	2,408	$3,414,664
Alphabet, Inc. – Class C (1)	115,954	163,913,734
Comcast Corp. – Class A	5,851,206	228,080,010
Facebook, Inc. – Class A (1)	338,712	76,911,334
Other Securities (1)	8,116,660	254,848,919

Total Communication Services		727,168,661

Consumer Discretionary – 10.73%
Booking Holdings, Inc. (1)	66,361	105,669,275
Marriott International, Inc. – Class A	1,020,661	87,501,268
McDonald’s Corp.	657,378	121,266,520
NIKE, Inc. – Class B	933,125	91,492,906
TJX Companies, Inc.	1,632,848	82,556,795
Other Securities (1)	24,074,267	852,640,736

Total Consumer Discretionary		1,341,127,500

Consumer Staples – 8.02%
Altria Group, Inc.	1,994,506	78,284,360
Coca-Cola Co.	2,299,145	102,725,799
Colgate-Palmolive Co.	1,290,637	94,552,067
PepsiCo, Inc.	583,378	77,157,574
Philip Morris International, Inc.	1,662,817	116,496,959
Procter & Gamble Co.	833,486	99,659,921
Other Securities (1)	7,481,492	433,744,646

Total Consumer Staples		1,002,621,326

Energy – 3.43%
Various Securities (1)	10,285,698	429,113,789

Total Energy		429,113,789

Financials – 17.94%
American Express Co.	1,370,445	130,466,364
American International Group, Inc.	3,190,712	99,486,400
Berkshire Hathaway, Inc. – Class B (1)	936,854	167,237,808
Chubb Ltd.	1,520,237	192,492,409
Citigroup, Inc.	2,892,450	147,804,195
Goldman Sachs Group, Inc.	648,823	128,220,401
JPMorgan Chase & Co.	982,505	92,414,420
Marsh & McLennan Companies, Inc.	799,415	85,833,189
Wells Fargo & Co.	4,521,942	115,761,715
Other Securities (1)	41,254,858	1,083,024,474

Total Financials		2,242,741,375

Healthcare – 13.10%
AbbVie, Inc.	842,157	82,682,974
Anthem, Inc.	343,738	90,396,219
CVS Health Corp.	1,635,323	106,246,935
Danaher Corp.	414,685	73,328,749
Fresenius Medical Care AG & Co. KGaA	986,393	84,859,270
Johnson & Johnson	1,086,610	152,809,964
Medtronic Plc	2,185,903	200,447,305
Merck & Co., Inc.	1,334,791	103,219,388
Sanofi – ADR	1,466,656	74,872,789
UnitedHealth Group, Inc.	561,930	165,741,254

	Shares	Value
Other Securities (1)	8,013,405	$502,383,380

Total Healthcare		1,636,988,227

Industrials – 15.19%
Deere & Co.	682,751	107,294,320
FedEx Corp.	631,196	88,506,303
General Dynamics Corp.	892,347	133,370,183
Raytheon Technologies Corp.	2,541,666	156,617,459
Stanley Black & Decker, Inc.	524,895	73,159,865
Union Pacific Corp.	530,376	89,670,670
United Parcel Service, Inc. – Class B	921,861	102,492,506
Other Securities (1)	25,683,495	1,147,409,681

Total Industrials		1,898,520,987

Information Technology – 11.18%
Apple, Inc.	202,879	74,010,259
Cisco Systems, Inc.	2,936,023	136,936,113
Marvell Technology Group Ltd.	2,126,487	74,554,634
Microsoft Corp.	667,073	135,756,026
Oracle Corp.	1,879,573	103,884,000
QUALCOMM, Inc.	1,265,974	115,469,489
Texas Instruments, Inc.	667,538	84,757,300
Other Securities (1)	8,489,871	671,497,371

Total Information Technology		1,396,865,192

Materials – 5.20%
DowDuPont, Inc.	2,396,490	127,325,514
Ecolab, Inc.	401,813	79,940,696
Linde Plc	554,134	117,537,363
Other Securities (1)	11,162,217	324,738,013

Total Materials		649,541,586

Real Estate – 2.89%
Various Securities (1)	9,399,420	361,539,493

Total Real Estate		361,539,493

Utilities – 2.47%
Various Securities (1)	7,493,369	308,153,192

Total Utilities		308,153,192

Total Common Stocks (Cost: $10,923,577,379)		11,994,381,328

PREFERRED STOCKS – 0.39%
Consumer Discretionary – 0.07%
Volkswagen AG	54,351	8,261,360

Total Consumer Discretionary		8,261,360

Healthcare – 0.08%
Becton Dickinson & Co., 6.00% (1)	183,415	9,757,678

Total Healthcare		9,757,678

Utilities – 0.24%
Various Securities	513,140	30,717,862

Total Utilities		30,717,862

Total Preferred Stocks (Cost: $49,764,602)		48,736,900

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	43

Bridge Builder Large Cap Value Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Shares	Value
RIGHTS – 0.00% (2)
Communication Services – 0.00% (2)
T-Mobile US, Inc., expires 07/31/2020 (1)	8,854	$1,487

Total Communication Services		1,487

Total Rights (Cost: $22,301)		1,487

	Principal Amount	Value
BONDS & NOTES – 0.04%
Convertible Securities – 0.04%
Financials – 0.04%
AXA S.A., 7.25%, May 2021 (3)	$5,500,000	5,022,187

Total Financials		5,022,187

Total Convertible Securities		5,022,187

Total Bonds & Notes (Cost: $5,034,875)		5,022,187

	Shares	Value
SHORT-TERM INVESTMENTS – 3.40%
Exchange Traded Funds – 0.13%
SPDR S&P 500 ETF Trust	52,989	16,339,688

Total Exchange Traded Funds		16,339,688

Money Market Funds – 3.10%
Goldman Sachs Financial Square Government Fund – Class I, 0.15% (4)	387,792,134	387,792,134

Total Money Market Funds		387,792,134

	Principal Amount		Value
Time Deposits – 0.17%
BBVA, Madrid, 0.01% due 07/01/2020		$2,237,072	$2,237,072
BNP Paribas, Paris, 0.01% due 07/01/2020		15,151,307	15,151,307
Brown Brothers Harriman, -0.68% due 07/01/2020	EUR	387	435
JP Morgan, New York, 0.01% due 07/01/2020		$299,365	299,365
Sumitomo, Tokyo, 0.01% due 07/01/2020		3,388,492	3,388,492

Total Time Deposits			21,076,671

Total Short-Term Investments (Cost: $424,861,309)			425,208,493

TOTAL INVESTMENTS IN SECURITIES – 99.80% (Cost: $11,403,260,466)			12,473,350,395
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.20%			25,270,538

TOTAL NET ASSETS – 100.00%			$12,498,620,933

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR	American Depositary Receipt

EUR	Euro

(1)	Non-income producing security or includes securities that are non-income producing.

(2)	Amount calculated is less than 0.005%.

(3)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities totals $5,022,187, which represents 0.04% of total net assets.

(4)	Represents annualized seven-day yield as of the close of the reporting period.

The accompanying notes are an integral part of these financial statements.

44	Annual Report • June 30, 2020

Bridge Builder Small/Mid Cap Growth Fund

Summary Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 98.08%
Communication Services – 4.27%
John Wiley & Sons, Inc. – Class A	663,680	$25,883,520
Zynga, Inc. – Class A (1)	4,351,496	41,513,272
Other Securities (1)	2,219,955	137,445,044

Total Communication Services		204,841,836

Consumer Discretionary – 9.83%
Advance Auto Parts, Inc.	232,000	33,048,400
Burlington Stores, Inc. (1)	130,299	25,659,782
Chipotle Mexican Grill, Inc. – Class A (1)	24,145	25,409,232
Ollie’s Bargain Outlet Holdings, Inc. (1)	493,923	48,231,581
Tractor Supply Co.	330,469	43,552,509
Ulta Beauty, Inc. (1)	158,051	32,150,734
Other Securities (1)	4,856,569	263,423,462

Total Consumer Discretionary		471,475,700

Consumer Staples – 4.08%
Lamb Weston Holdings, Inc.	472,297	30,193,947
The J.M. Smucker Co.	316,000	33,435,960
Other Securities (1)	2,103,092	132,048,827

Total Consumer Staples		195,678,734

Energy – 0.27%
Various Securities (1)	968,341	12,930,103

Total Energy		12,930,103

Financials – 8.25%
Arthur J. Gallagher & Co.	395,000	38,508,550
Everest Re Group Ltd.	191,000	39,384,200
Tradeweb Markets, Inc. – Class A	815,700	47,424,798
Other Securities (1)	5,080,261	270,077,353

Total Financials		395,394,901

Healthcare – 25.60%
Align Technology, Inc. (1)	102,335	28,084,817
Argenx SE – ADR (1)	115,896	26,103,256
Ascendis Pharma – ADR (1)	227,442	33,638,672
Bio-Techne Corp.	207,864	54,890,646
Catalent, Inc. (1)	1,224,719	89,771,903
Dentsply Sirona, Inc.	640,000	28,198,400
DexCom, Inc. (1)	137,985	55,939,119
Edwards Lifesciences Corp. (1)	455,000	31,445,050
Genmab – ADR (1)	1,031,889	34,970,718
Integra LifeSciences Holdings Corp. (1)	828,258	38,919,843
Veeva Systems, Inc. – Class A (1)	422,092	98,946,807
West Pharmaceutical Services, Inc.	243,653	55,350,652
Other Securities (1)(3)	14,816,898	651,115,351

Total Healthcare		1,227,375,234

Industrials – 14.05%
AMETEK, Inc.	473,000	42,272,010
Clarivate Plc (1)	1,222,000	27,287,260
Fortive Corp.	976,176	66,048,068
IDEX Corp.	263,593	41,658,238
IHS Markit Ltd.	497,447	37,557,249
L3Harris Technologies, Inc.	176,904	30,015,302
Rockwell Automation, Inc.	176,730	37,643,490
Roper Technologies, Inc.	67,781	26,316,651

	Shares	Value
Toro Co.	386,512	$25,641,206
Verisk Analytics, Inc. – Class A	169,099	28,780,650
Other Securities (1)	5,831,710	310,288,830

Total Industrials		673,508,954

Information Technology – 27.33%
Atlassian Corp. Plc – Class A (1)	284,352	51,260,135
Fidelity National Information Services, Inc.	218,438	29,290,351
Global Payments, Inc.	366,197	62,114,335
Guidewire Software, Inc. (1)	375,421	41,615,418
HubSpot, Inc. (1)	123,910	27,799,208
Okta, Inc. – Class A (1)	157,370	31,510,195
Palo Alto Networks, Inc. (1)	160,974	36,970,899
Pure Storage, Inc. – Class A (1)	1,609,740	27,896,794
ServiceNow, Inc. (1)	102,000	41,316,120
Splunk, Inc. (1)	210,717	41,869,468
Synopsys, Inc. (1)	154,245	30,077,775
Workday, Inc. – Class A (1)	241,000	45,153,760
Zoom Video Communications, Inc. – Class A (1)	175,948	44,609,856
Zscaler, Inc. (1)	473,164	51,811,458
Other Securities (1)	13,229,557	746,986,275

Total Information Technology		1,310,282,047

Materials – 2.13%
AptarGroup, Inc.	357,172	39,996,121
Other Securities (1)	1,995,054	62,314,724

Total Materials		102,310,845

Real Estate – 1.28%
Various Securities (1)	1,412,112	61,484,997

Total Real Estate		61,484,997

Utilities – 0.99%
Various Securities (1)	812,619	47,236,847

Total Utilities		47,236,847

Total Common Stocks (Cost: $3,877,316,648)		4,702,520,198

SHORT-TERM INVESTMENTS – 2.18%
Money Market Funds – 2.01%
Goldman Sachs Financial Square Government Fund – Class I, 0.15% (2)	96,213,135	96,213,135

Total Money Market Funds		96,213,135

	Principal Amount	Value
Time Deposits – 0.17%
BNP Paribas, Paris, 0.01% due 07/01/2020	$7,527,114	7,527,114
National Australia Bank, London, 0.01% due 07/01/2020	188,364	188,364
Sumitomo, Tokyo, 0.01% due 07/01/2020	357,392	357,392

Total Time Deposits		8,072,870

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	45

Bridge Builder Small/Mid Cap Growth Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Value
Total Short-Term Investments (Cost: $104,286,005)	$104,286,005

TOTAL INVESTMENTS IN SECURITIES – 100.26% (Cost: $3,981,602,653)	4,806,806,203

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.26)%	(12,659,106)

TOTAL NET ASSETS – 100.00%	$4,794,147,097

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(1)	Non-income producing security or includes securities that are non-income producing.

(2)	Represents annualized seven-day yield as of the close of the reporting period.

(3)	Security or includes securities categorized as Level 3 per the Trust’s fair value hierarchy. The value of these securities total $382, which represents 0.00% of total net assets.

The accompanying notes are an integral part of these financial statements.

46	Annual Report • June 30, 2020

Bridge Builder Small/Mid Cap Value Fund

Summary Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 97.97%
Communication Services – 1.67%
Nexstar Media Group, Inc. – Class A	317,058	$26,534,584
Other Securities (1)	3,023,862	58,419,305

Total Communication Services		84,953,889

Consumer Discretionary – 10.69%
Brunswick Corp.	322,027	20,612,948
Grand Canyon Education, Inc. (1)	198,359	17,957,440
ServiceMaster Global Holdings, Inc. (1)	506,762	18,086,336
Other Securities (1)	17,164,648	488,562,613

Total Consumer Discretionary		545,219,337

Consumer Staples – 4.35%
Constellation Brands, Inc. – Class A	105,460	18,450,227
Post Holdings, Inc. (1)	206,792	18,119,115
Other Securities (1)	5,842,735	185,345,740

Total Consumer Staples		221,915,082

Energy – 3.20%
Various Securities (1)	17,053,186	163,369,571

Total Energy		163,369,571

Financials – 19.90%
Allstate Corp.	260,005	25,217,885
Ameriprise Financial, Inc.	192,563	28,892,153
BancorpSouth Bank	871,984	19,828,916
CVB Financial Corp.	946,907	17,745,037
Discover Financial Services	374,497	18,758,555
Fifth Third Bancorp	1,090,435	21,023,587
Glacier Bancorp, Inc.	564,598	19,924,663
Huntington Bancshares, Inc.	1,966,757	17,769,649
Independent Bank Corp.	315,597	21,173,403
KeyCorp	1,429,397	17,410,055
Lakeland Financial Corp.	480,152	22,370,282
Loews Corp.	622,425	21,342,953
Reinsurance Group of America, Inc. – Class A	299,870	23,521,803
Selective Insurance Group, Inc.	360,466	19,010,977
TCF Financial Corp.	1,038,674	30,557,789
Other Securities (1)(4)	29,059,539	690,541,725

Total Financials		1,015,089,432

Healthcare – 7.28%
Centene Corp. (1)	346,486	22,019,185
IQVIA Holdings, Inc. (1)	181,410	25,738,451
Other Securities (1)	8,161,652	323,784,618

Total Healthcare		371,542,254

Industrials – 17.93%
Altra Industrial Motion Corp.	545,998	17,395,496
AMETEK, Inc.	380,889	34,040,050
Crane Co.	336,105	19,984,803
Cummins, Inc.	121,464	21,044,853
ESCO Technologies, Inc.	208,553	17,628,985
HD Supply Holdings, Inc. (1)	572,250	19,828,462
Oshkosh Corp.	393,928	28,213,123
Owens Corning	338,143	18,854,854
Parker-Hannifin Corp.	116,605	21,370,198
Timken Co.	441,502	20,083,926

	Shares		Value
Other Securities (1)(2)		21,479,642	$696,151,066

Total Industrials			914,595,816

Information Technology – 12.24%
Brooks Automation, Inc.		505,228	22,351,287
CACI International, Inc. – Class A (1)		109,740	23,800,411
Fidelity National Information Services, Inc.		132,450	17,760,221
Fiserv, Inc. (1)		178,275	17,403,206
KBR, Inc.		773,698	17,446,890
Methode Electronics, Inc.		652,357	20,392,680
NXP Semiconductors NV		156,208	17,813,960
Plexus Corp. (1)		320,436	22,609,964
Other Securities (1)		12,833,595	464,761,421

Total Information Technology			624,340,040

Materials – 6.91%
Crown Holdings, Inc. (1)		279,647	18,213,409
FMC Corp.		339,872	33,858,049
Graphic Packaging Holding Co.		1,319,794	18,463,918
Other Securities (1)		12,644,428	281,972,943

Total Materials			352,508,319

Real Estate – 7.49%
QTS Realty Trust, Inc. – Class A		334,765	21,455,089
Other Securities (1)		17,841,576	360,407,894

Total Real Estate			381,862,983

Utilities – 6.31%
Ameren Corp.		258,177	18,165,334
Evergy, Inc.		509,803	30,226,220
FirstEnergy Corp.		450,186	17,458,213
ONE Gas, Inc.		225,492	17,374,159
Vistra Energy Corp.		1,722,059	32,064,739
Other Securities (1)		5,293,086	206,442,099

Total Utilities			321,730,764

Total Common Stocks (Cost: $4,923,790,112)			4,997,127,487

SHORT-TERM INVESTMENTS – 2.22%
Money Market Funds – 1.94%
Goldman Sachs Financial Square Government Fund – Class I, 0.15% (3)		99,271,966	99,271,966

Total Money Market Funds			99,271,966

	Principal Amount		Value
Time Deposits – 0.28%
Banco Santander, Frankfurt, 0.01% due 07/01/2020		$5,666,959	5,666,959
BBVA, Madrid, 0.01% due 07/01/2020		922,424	922,424
BNP Paribas, Paris, 0.01% due 07/01/2020		4,577,510	4,577,510
Brown Brothers Harriman, 0.01% due 07/01/2020		35	35
Brown Brothers Harriman, 0.02% due 07/02/2020	CAD	17	12

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	47

Bridge Builder Small/Mid Cap Value Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Principal Amount	Value
China Construction Bank, New York, 0.01% due 07/01/2020	$157,799	$157,799
JP Morgan, New York, 0.01% due 07/01/2020	2,823,908	2,823,908

Total Time Deposits		14,148,647

Total Short-Term Investments (Cost: $113,420,613)		113,420,613

TOTAL INVESTMENTS IN SECURITIES – 100.19% (Cost: $5,037,210,725)		5,110,548,100
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.19)%		(9,549,318)

TOTAL NET ASSETS – 100.00%		$5,100,998,782

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

CAD	Canadian Dollar

(1)	Non-income producing security or includes securities that are non-income producing.

(2)

Includes security purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these security totals $684,507, which represents 0.01% of total net assets.

(3)	Represents annualized seven-day yield as of the close of the reporting period.

(4)	Security or includes securities categorized as Level 3 per the Trust’s fair value hierarchy. The value of these securities total $0, which represents 0.00% of total net assets.

The accompanying notes are an integral part of these financial statements.

48	Annual Report • June 30, 2020

Bridge Builder International Equity Fund

Summary Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 95.92%
Communication Services – 9.43%
China Mobile Ltd.	18,860,500	$127,347,237
Singapore Telecommunications Ltd.	46,398,900	82,538,902
Tencent Holdings Ltd.	1,127,956	72,277,066
Vodafone Group Plc	67,143,248	106,741,670
Other Securities (1)(2)	71,913,346	681,132,463

Total Communication Services		1,070,037,338

Consumer Discretionary – 14.21%
Alibaba Group Holding Ltd. – ADR (2)	377,300	81,383,610
Continental AG (2)	877,779	86,295,625
Honda Motor Co. Ltd.	3,951,199	101,125,677
Lululemon Athletica, Inc. (2)	317,701	99,125,889
LVMH Moet Hennessy Louis Vuitton SE	197,574	87,227,990
MercadoLibre, Inc. (2)	99,636	98,218,180
Panasonic Corp.	12,120,700	106,287,007
Sony Corp.	1,711,800	118,165,862
Zalando SE (1)(2)	990,121	70,239,725
Other Securities (1)(2)	49,499,010	763,949,281

Total Consumer Discretionary		1,612,018,846

Consumer Staples – 7.62%
Nestle SA	651,611	72,244,519
Tesco Plc	72,413,070	203,673,635
Other Securities (1)(2)	148,152,137	587,354,158

Total Consumer Staples		863,272,312

Energy – 3.96%
BP Plc	29,628,305	113,507,313
ENI SpA	11,307,017	108,389,239
Other Securities (2)	29,443,736	226,942,978

Total Energy		448,839,530

Financials – 11.95%
AIA Group Ltd.	10,913,284	102,122,202
Allianz SE	340,347	69,547,351
ING Groep NV	13,708,542	95,561,007
United Overseas Bank Ltd.	7,298,206	106,640,421
Other Securities (1)(2)	260,643,243	981,746,911

Total Financials		1,355,617,892

Healthcare – 15.42%
Astellas Pharma, Inc.	4,260,300	71,145,143
AstraZeneca Plc	982,097	102,211,143
CSL Ltd.	425,526	84,632,426
Fresenius Medical Care AG & Co. KGaA	861,023	74,073,704
GlaxoSmithKline Plc	3,676,997	74,274,204
Mettler-Toledo International, Inc. (2)	110,170	88,747,443
Novartis AG	2,100,490	182,996,930
ResMed, Inc.	371,999	71,423,808
Roche Holding AG	411,477	142,556,017
Sanofi SA	2,031,812	207,213,718
Takeda Pharmaceutical Co. Ltd.	2,355,700	84,635,514
Other Securities (1)(2)	28,463,348	565,538,370

Total Healthcare		1,749,448,420

	Shares	Value
Industrials – 13.04%
ABB Ltd.	3,566,407	$80,896,583
Atlas Copco AB – Class A	2,397,257	102,088,259
Cie de Saint-Gobain	2,613,666	94,303,609
CK Hutchison Holdings Ltd.	17,544,500	113,610,938
Experian Plc	2,021,660	70,957,948
Mitsubishi Electric Corp.	6,047,500	78,988,027
Other Securities (1)(2)	42,366,294	938,585,806

Total Industrials		1,479,431,170

Information Technology – 14.11%
Accenture Plc – Class A	326,834	70,177,796
ASML Holding NV	211,464	77,356,321
ASML Holding NV – Class REG	170,445	62,728,873
FUJIFILM Holdings Corp.	1,635,300	69,993,640
Keyence Corp.	232,208	97,309,443
Kyocera Corp.	1,316,000	71,833,302
Nokia OYJ	21,055,018	92,007,646
Samsung SDI Co. Ltd.	405,864	124,097,637
Shopify, Inc. – Class A (2)	269,447	255,759,092
Taiwan Semiconductor Manufacturing Co. Ltd.	7,472,860	79,806,560
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	3,683,703	209,123,819
Other Securities (1)(2)	40,009,891	390,506,180

Total Information Technology		1,600,700,309

Materials – 2.84%
Various Securities (1)(2)	14,392,075	322,587,369

Total Materials		322,587,369

Real Estate – 0.85%
Various Securities (2)	9,849,335	96,394,294

Total Real Estate		96,394,294

Utilities – 2.49%
Enel SpA	11,537,068	99,777,719
SSE Plc	4,851,823	82,156,496
Other Securities (1)(2)	24,702,260	101,055,467

Total Utilities		282,989,682

Total Common Stocks (Cost: $10,308,011,888)		10,881,337,162

PREFERRED STOCKS – 0.23%
Consumer Discretionary – 0.22%
Various Securities (2)	168,045	24,715,644

Total Consumer Discretionary		24,715,644

Consumer Staples – 0.01%
Henkel AG & Co. KGaA	7,336	684,403

Total Consumer Staples		684,403

Healthcare – 0.00% (3)
Sartorius AG	1,517	500,683

Total Healthcare		500,683

Materials – 0.00% (3)
Fuchs Petrolub SE	2,928	117,687

Total Materials		117,687

Total Preferred Stocks (Cost: $24,463,518)		26,018,417

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	49

Bridge Builder International Equity Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

	Shares		Value
RIGHTS – 0.02%
Communication Services – 0.02%
Telefonica SA, expires 07/07/2020 (2)		13,011,834	$2,559,751

Total Communication Services			2,559,751

Energy – 0.00% (3)
Repsol SA, expires 07/27/2020 (2)		58,034	28,252

Total Energy			28,252

Industrials – 0.00% (3)
ACS Actividades de Construccion y Servicios SA, expires 07/10/2020 (2)		10,439	16,284

Total Industrials			16,284

Total Rights (Cost: $2,875,850)			2,604,287

SHORT-TERM INVESTMENTS – 3.45%
Money Market Funds – 3.26%
Goldman Sachs Financial Square Government Fund – Class I, 0.15% (4)		370,088,795	370,088,795

Total Money Market Funds			370,088,795

	Principal Amount		Value
Time Deposits – 0.19%
ANZ, London, -0.10% due 07/01/2020	AUD	1,198,958	827,401
BBVA, Madrid, 0.01% due 07/01/2020		$126,977	126,977
BNP Paribas, Paris, -1.53% due 07/01/2020	CHF	133,407	140,806
Brown Brothers Harriman, -0.30% due 07/01/2020	NOK	38,596	4,010
Brown Brothers Harriman, -0.25% due 07/01/2020	SEK	38,027	4,081
Brown Brothers Harriman, -0.16% due 07/01/2020	DKK	317,936	47,936
Brown Brothers Harriman, -0.10% due 07/01/2020	AUD	10,731	7,405
Brown Brothers Harriman, 0.00% due 07/01/2020	NZD	49,927	32,218
Brown Brothers Harriman, 0.00% due 07/01/2020	SGD	55	39
Brown Brothers Harriman, 0.01% due 07/01/2020	GBP	7,116	8,817
Brown Brothers Harriman, 0.04% due 07/02/2020	HKD	2,098	271
China Construction Bank, New York, 0.01% due 07/01/2020		$1,763,037	1,763,037
Citibank, London, -0.68% due 07/01/2020	EUR	371,449	417,323
Citibank, London, 0.01% due 07/01/2020	GBP	26,025	32,248
HSBC, Hong Kong, 0.04% due 07/02/2020	HKD	1,790,408	231,005

	Principal Amount		Value
HSBC, Singapore, 0.00% due 07/01/2020	SGD	5,581,984	4,005,442
JP Morgan, New York, 0.01% due 07/01/2020		$1,619,672	1,619,672
National Australia Bank, London, 0.01% due 07/01/2020		3,737,128	3,737,128
Nordea Bank ABP, Oslo, -0.30% due 07/01/2020	NOK	254,969	26,490
Skandinaviska Enskilda Banken AB, Stockholm, -0.25% due 07/01/2020	SEK	473,894	50,857
Sumitomo, Tokyo, -0.25% due 07/01/2020	JPY	886,660,344	8,211,719

Total Time Deposits			21,294,882

Total Short-Term Investments (Cost: $391,383,677)			391,383,677

TOTAL INVESTMENTS IN SECURITIES – 99.62% (Cost: $10,726,734,933)			11,301,343,543
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.38%			43,161,119

TOTAL NET ASSETS – 100.00%			$11,344,504,662

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR	American Depositary Receipt

AUD	Australian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

(1)

Security or includes securities purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities totals $285,674,808, which represents 2.52% of total net assets.

(2)	Non-income producing security or includes securities that are non-income producing.

(3)	Amount calculated is less than 0.005%.

(4)	Represents annualized seven-day yield as of the close of the reporting period.

The accompanying notes are an integral part of these financial statements.

50	Annual Report • June 30, 2020

Bridge Builder International Equity Fund

Summary Schedule of Investments

June 30, 2020 (Continued)

Country	Percentage of Net Assets
Argentina	0.87%
Australia	2.12
Austria	0.01
Belgium	0.12
Brazil	0.29
Canada	3.86
Chile	0.52
China	3.41
Denmark	1.12
Finland	1.20
France	8.39
Germany	6.76
Hong Kong	4.67
India	1.43
Ireland	1.91
Israel	0.03
Italy	2.28
Japan	18.76
Luxembourg	0.04
Mexico	0.38
Netherlands	3.47
New Zealand	0.32

Country (Continued)	Percentage of Net Assets
Norway	0.03%
Peru	0.44
Portugal	0.32
Singapore	2.06
South Africa	0.47
South Korea	2.11
Spain	1.79
Sweden	3.10
Switzerland	6.51
Taiwan	2.87
Thailand	0.10
United Kingdom	12.46
United States	1.95
Other (individually each country is less than 0.005%)	0.00

Total Country	96.17

SHORT-TERM INVESTMENTS	3.45

TOTAL INVESTMENTS IN SECURITIES	99.62
OTHER ASSETS IN EXCESS OF LIABILITIES	0.38

TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	51

Bridge Builder Mutual Funds

Statements of Assets and Liabilities

June 30, 2020

	Bridge Builder Core Bond Fund	Bridge Builder Core Plus Bond Fund	Bridge Builder Municipal Bond Fund	Bridge Builder Large Cap Growth Fund
Assets
Investments, at value (1)	$14,574,427,564	$19,932,349,775	$6,514,614,683	$13,478,630,584
Foreign currency, at value (2)	—	10,095,521	—	—
Cash	40	2,725,388	42	20,495
Over-the-counter credit default swap contracts, at value	—	318,349	—	—
Receivable for sale-buyback transactions	—	121,128,091	—	—
Receivable for foreign currency transactions	—	4,136,417	—	—
Receivable for investments sold	329,178,033	635,956,454	3,789	—
Receivable for fund shares sold	18,906,360	33,743,512	16,192,374	14,781,107
Unrealized appreciation on forward foreign currency exchange contracts	—	5,732,392	—	—
Unrealized appreciation on unfunded loan commitments	—	53,724	—	—
Dividend and interest receivable	66,247,830	106,068,012	64,356,635	4,259,569
Tax reclaim receivable	—	42,061	—	987,771
Deposits at broker for futures contracts	—	772,000	—	—
Variation margin on futures contracts	—	599,801	—	—
Deposits at broker for centrally cleared swap contracts	—	603,000	—	—
Variation margin on centrally cleared swap contracts	1,222	22,920,602	—	—
Prepaid expenses and other assets	151,472	236,936	83,508	108,276
Total Assets	14,988,912,521	20,877,482,035	6,595,251,031	13,498,787,802

Liabilities
Over-the-counter credit default swap contracts, at value	—	2,798,871	—	—
Variation margin on futures contracts	1,112,122	—	—	—
Due to broker for swap contracts	—	1,957,000	—	—
Due to broker for TBA commitments	29,000	—	—	—
Due to Bank	384,876	11,711,445	14,346	10,240
Payable for investments purchased	833,392,042	1,267,272,352	65,897,131	15,851,033
Payable for fund shares redeemed	11,908,759	15,264,432	7,714,546	15,471,985
Interest payable	—	1,679,084	—	—
Payable for sale-buyback transactions	—	121,128,696	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	18,099,148	—	—
Payable to Custodian	70,324	107,564	16,779	20,411
Payable to Sub-advisers for Investment Advisory Fee	1,562,875	3,294,449	867,676	2,408,201
Payable to Trustees	6,657	9,054	2,999	4,791
Accrued expenses and other liabilities	315,122	494,115	296,209	736,253
Total Liabilities	848,781,777	1,443,816,210	74,809,686	34,502,914
Net Assets	$14,140,130,744	$19,433,665,825	$6,520,441,345	$13,464,284,888

Net Assets Consist of
Paid in capital ($0.00 par value common stock unlimited authorized shares)	$12,992,359,253	$18,524,063,003	$6,368,421,297	$10,340,794,491
Total distributable earnings/(loss)	1,147,771,491	909,602,822	152,020,048	3,123,490,397
Net Assets	$14,140,130,744	$19,433,665,825	$6,520,441,345	$13,464,284,888
Net Assets	$14,140,130,744	$19,433,665,825	$6,520,441,345	$13,464,284,888
Shares Outstanding	1,295,679,187	1,840,216,577	621,864,946	786,808,843
Net Asset Value	$10.91	$10.56	$10.49	$17.11

(1) Cost of investments	$13,679,913,040	$19,452,175,502	$6,332,791,821	$10,520,437,088
(2) Cost of foreign currency	—	11,147,847	—	—

The accompanying notes are an integral part of these financial statements.

52	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Statements of Assets and Liabilities

June 30, 2020 (Continued)

	Bridge Builder Large Cap Value Fund	Bridge Builder Small/Mid Cap Growth Fund	Bridge Builder Small/Mid Cap Value Fund	Bridge Builder International Equity Fund
Assets
Investments, at value (1)	$12,473,350,395	$4,806,806,203	$5,110,548,100	$11,301,343,543
Foreign currency, at value (2)	—	—	—	61,853
Cash	281	34	85	25
Receivable for foreign currency transactions	—	—	—	13,709
Receivable for investments sold	20,063,976	7,099,416	10,016,436	6,939,186
Receivable for fund shares sold	15,775,209	5,238,092	6,390,620	15,122,879
Dividend and interest receivable	20,107,311	1,397,220	6,649,002	22,946,651
Tax reclaim receivable	1,045,885	8,046	25,077	23,725,511
Prepaid expenses and other assets	160,580	81,418	79,927	182,332
Total Assets	12,530,503,637	4,820,630,429	5,133,709,247	11,370,335,689

Liabilities
Due to Bank	436,390	215,286	3,312,377	17,792
Payable for investments purchased	16,279,580	16,898,102	21,994,431	5,502,848
Payable for fund shares redeemed	11,388,394	7,986,071	5,143,292	14,612,295
Payable to Custodian	36,561	29,606	47,458	278,615
Foreign withholding tax payable	—	—	—	655,968
Payable to Sub-advisers for Investment Advisory Fee	3,079,449	1,206,245	2,024,714	4,411,045
Payable to Trustees	5,801	2,335	2,590	5,741
Accrued expenses and other liabilities	656,529	145,687	185,603	346,723
Total Liabilities	31,882,704	26,483,332	32,710,465	25,831,027
Net Assets	$12,498,620,933	$4,794,147,097	$5,100,998,782	$11,344,504,662

Net Assets Consist of
Paid in capital ($0.00 par value common stock unlimited authorized shares)	$11,773,908,728	$3,499,226,562	$5,205,296,595	$11,073,454,164
Total distributable earnings/(loss)	724,712,205	1,294,920,535	(104,297,813)	271,050,498
Net Assets	$12,498,620,933	$4,794,147,097	$5,100,998,782	$11,344,504,662
Net Assets	$12,498,620,933	$4,794,147,097	$5,100,998,782	$11,344,504,662
Shares Outstanding	1,061,950,724	325,517,622	514,012,905	1,034,339,075
Net Asset Value	$11.77	$14.73	$9.92	$10.97

(1) Cost of investments	$11,403,260,466	$3,981,602,653	$5,037,210,725	$10,726,734,933
(2) Cost of foreign currency	—	—	—	117,662

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	53

Bridge Builder Mutual Funds

Statements of Operations

Year Ended June 30, 2020

	Bridge Builder Core Bond Fund	Bridge Builder Core Plus Bond Fund	Bridge Builder Municipal Bond Fund	Bridge Builder Large Cap Growth Fund
Investment Income
Dividend income	$7,999,021	$7,370,278	$1,509,868	$87,840,716
Less: Foreign taxes withheld and issuance fees	—	(12,431)	—	(160,399)
Interest	450,636,847	602,626,095	155,419,218	56,806
Less: Foreign taxes withheld	—	(20)	—	—
Other Income	210,174	11,867	600	—
Total investment income	458,846,042	609,995,789	156,929,686	87,737,123
Expenses
Investment advisory fee	48,358,196	67,722,240	21,458,496	34,600,282
Professional fees	302,863	334,767	151,924	163,707
Administration fee	12,219	16,278	13,791	11,924
Fund accounting fees	1,104,592	1,334,237	529,430	303,859
Transfer agent fees and expenses	46,899	58,009	25,747	28,565
Trustee fees and expenses	279,753	300,558	112,460	143,371
Printing and mailing expense	43,705	27,978	8,333	22,297
Custody fees	382,053	534,379	111,578	107,358
Insurance expenses	62,390	72,606	22,886	30,603
Interest expense	10,734	1,594,552	—	—
Registration fees	286,149	478,508	336,222	815,776
Other expenses	175,227	313,552	62,477	75,863
Total expenses before fee waivers	51,064,780	72,787,664	22,833,344	36,303,605
Fee waivers by Adviser	(31,247,469)	(43,177,822)	(13,055,766)	(19,023,486)
Net expenses	19,817,311	29,609,842	9,777,578	17,280,119
Net Investment Income	439,028,731	580,385,947	147,152,108	70,457,004

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation)
Net realized gain/(loss) on:
Investments	326,711,782	484,374,557	(8,178,029)	240,710,885
TBA sales commitments	(275,195)	—	—	—
Forward foreign currency exchange contracts	—	8,278,447	—	—
Foreign currency transactions	—	(11,221,574)	—	(202,547)
Futures contracts	91,652,763	225,104,564	(7,541,154)	—
Swap contracts	(32,515,771)	(61,408,092)	—	—
Net realized gain/(loss)	385,573,579	645,127,902	(15,719,183)	240,508,338
Net change in net unrealized appreciation/(depreciation) on:
Investments	393,122,184	45,931,976	(5,340,855)	1,138,679,415
Forward foreign currency exchange contracts	—	(4,076,793)	—	—
Foreign currency transactions	—	3,042,378	—	1,835
Futures contracts	(14,385,233)	(35,361,994)	985,937	—
Swap contracts	13,539,963	66,438,865	—	—
Unfunded loan commitments	—	34,170	—	—
Net change in unrealized appreciation/(depreciation)	392,276,914	76,008,602	(4,354,918)	1,138,681,250
Net realized gain/(loss) and net change in unrealized appreciation/(depreciation)	777,850,493	721,136,504	(20,074,101)	1,379,189,588
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,216,879,224	$1,301,522,451	$127,078,007	$1,449,646,592

The accompanying notes are an integral part of these financial statements.

54	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Statements of Operations

Year Ended June 30, 2020 (Continued)

	Bridge Builder Large Cap Value Fund	Bridge Builder Small/Mid Cap Growth Fund	Bridge Builder Small/Mid Cap Value Fund	Bridge Builder International Equity Fund
Investment Income
Dividend income	$212,615,131	$29,796,093	$92,079,339	$301,894,132
Less: Foreign taxes withheld and issuance fees	(1,591,138)	(44,946)	(109,503)	(24,737,049)
Interest	167,202	52,517	74,927	99,158
Less: Foreign taxes withheld	(120,793)	–	–	(167,624)
Other Income	152	–	606	71
Total investment income	211,070,554	29,803,664	92,045,369	277,088,688
Expenses
Investment advisory fee	42,510,968	26,577,251	31,687,745	68,365,123
Professional fees	198,025	104,200	145,992	243,618
Administration fee	11,893	12,082	16,246	17,171
Fund accounting fees	372,529	179,842	211,367	607,026
Transfer agent fees and expenses	33,731	20,290	22,281	39,135
Trustee fees and expenses	185,057	80,872	95,928	216,659
Printing and mailing expense	23,161	1,033	37,810	57,062
Custody fees	114,727	115,290	177,528	1,410,781
Insurance expenses	38,880	16,677	20,554	45,898
Registration fees	744,266	207,279	255,775	459,891
Other expenses	128,903	41,664	51,181	189,563
Total expenses before fee waivers	44,362,140	27,356,480	32,722,407	71,651,927
Fee waivers by Adviser	(20,994,013)	(11,728,675)	(11,935,192)	(33,928,594)
Net expenses	23,368,127	15,627,805	20,787,215	37,723,333
Net Investment Income	187,702,427	14,175,859	71,258,154	239,365,355

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation)
Net realized gain/(loss) on:
Investments	(269,221,438)	509,573,835	(114,048,494)	(299,003,092)
Foreign currency transactions	(494,903)	–	(17,012)	(2,320,045)
Net realized gain/(loss)	(269,716,341)	509,573,835	(114,065,506)	(301,323,137)
Net change in net unrealized appreciation/(depreciation) on:
Investments	(194,544,068)	(97,483,766)	(426,336,162)	9,226,623
Foreign currency transactions	(6,627)	–	(2,023)	243,634
Net change in unrealized appreciation/(depreciation)	(194,550,695)	(97,483,766)	(426,338,185)	9,470,257
Net realized gain/(loss) and net change in unrealized appreciation/(depreciation)	(464,267,036)	412,090,069	(540,403,691)	(291,852,880)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(276,564,609)	$426,265,928	$(469,145,537)	$(52,487,525)

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	55

Bridge Builder Mutual Funds

Statements of Changes in Net Assets

	Bridge Builder Core Bond Fund		Bridge Builder Core Plus Bond Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment income	$439,028,731	$495,644,448	$580,385,947	$535,072,634
Net realized gain/(loss)	385,573,579	39,087,207	645,127,902	202,673,715
Net change in unrealized appreciation/(depreciation)	392,276,914	683,327,007	76,008,602	588,531,291
Net increase/(decrease) in net assets resulting from operations	1,216,879,224	1,218,058,662	1,301,522,451	1,326,277,640
Distributions to Shareholders
From distributable earnings	(496,869,340)	(507,218,573)	(916,052,109)	(570,931,619)
Total distributions	(496,869,340)	(507,218,573)	(916,052,109)	(570,931,619)
Capital Transactions
Proceeds from shares sold	2,639,120,415	2,324,777,474	5,657,499,290	8,247,855,226
Reinvestment of dividends	496,869,340	507,218,573	916,052,109	570,931,619
Cost of shares redeemed	(4,875,422,962)	(4,188,593,514)	(5,488,699,292)	(2,673,327,221)
Net increase/(decrease) from capital transactions	(1,739,433,207)	(1,356,597,467)	1,084,852,107	6,145,459,624
Net increase/(decrease) in net assets	(1,019,423,323)	(645,757,378)	1,470,322,449	6,900,805,645
Net Assets
Beginning of period	15,159,554,067	15,805,311,445	17,963,343,376	11,062,537,731
End of period	$14,140,130,744	$15,159,554,067	$19,433,665,825	$17,963,343,376

Change in Shares Outstanding
Shares outstanding, beginning of period	1,465,655,895	1,601,019,411	1,749,665,169	1,127,345,265
Shares sold	249,438,083	234,039,906	545,952,764	835,453,422
Shares issued to holders in reinvestments of dividends	46,958,823	50,835,229	88,969,424	57,581,068
Shares redeemed	(466,373,614)	(420,238,651)	(544,370,780)	(270,714,586)
Shares outstanding, end of period	1,295,679,187	1,465,655,895	1,840,216,577	1,749,665,169

The accompanying notes are an integral part of these financial statements.

56	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Statements of Changes in Net Assets (Continued)

	Bridge Builder Municipal Bond Fund		Bridge Builder Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment income	$147,152,108	$113,899,837	$70,457,004	$68,895,560
Net realized gain/(loss)	(15,719,183)	(6,646,797)	240,508,338	40,340,543
Net change in unrealized appreciation/(depreciation)	(4,354,918)	186,942,977	1,138,681,250	740,238,399
Net increase/(decrease) in net assets resulting from operations	127,078,007	294,196,017	1,449,646,592	849,474,502
Distributions to Shareholders
From distributable earnings	(147,458,539)	(114,260,331)	(159,430,743)	(292,945,669)
Total distributions	(147,458,539)	(114,260,331)	(159,430,743)	(292,945,669)
Capital Transactions
Proceeds from shares sold	2,765,141,283	2,213,263,379	6,817,284,482	1,671,695,810
Reinvestment of dividends	147,458,539	114,260,331	159,430,743	292,945,669
Cost of shares redeemed	(1,624,533,291)	(729,020,439)	(1,801,076,796)	(1,658,826,246)
Net increase/(decrease) from capital transactions	1,288,066,531	1,598,503,271	5,175,638,429	305,815,233
Net increase/(decrease) in net assets	1,267,685,999	1,778,438,957	6,465,854,278	862,344,066
Net Assets
Beginning of period	5,252,755,346	3,474,316,389	6,998,430,610	6,136,086,544
End of period	$6,520,441,345	$5,252,755,346	$13,464,284,888	$6,998,430,610

Change in Shares Outstanding
Shares outstanding, beginning of period	502,003,522	344,193,751	478,108,620	453,379,922
Shares sold	264,228,716	218,300,194	418,654,012	120,575,375
Shares issued to holders in reinvestments of dividends	14,041,244	11,172,557	10,118,058	23,452,719
Shares redeemed	(158,408,536)	(71,662,980)	(120,071,847)	(119,299,396)
Shares outstanding, end of period	621,864,946	502,003,522	786,808,843	478,108,620

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	57

Bridge Builder Mutual Funds

Statements of Changes in Net Assets (Continued)

	Bridge Builder Large Cap Value Fund		Bridge Builder Small/Mid Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment income	$187,702,427	$154,781,494	$14,175,859	$15,012,715
Net realized gain/(loss)	(269,716,341)	41,929,115	509,573,835	157,518,302
Net change in unrealized appreciation/(depreciation)	(194,550,695)	464,405,374	(97,483,766)	252,730,487
Net increase/(decrease) in net assets resulting from operations	(276,564,609)	661,115,983	426,265,928	425,261,504
Distributions to Shareholders
From distributable earnings	(194,762,192)	(261,262,694)	(167,829,927)	(188,711,939)
Total distributions	(194,762,192)	(261,262,694)	(167,829,927)	(188,711,939)
Capital Transactions
Proceeds from shares sold	5,698,545,768	2,113,925,665	1,163,185,513	712,366,764
Reinvestment of dividends	194,762,192	261,262,694	167,829,927	188,711,939
Cost of shares redeemed	(1,654,436,523)	(1,146,111,437)	(819,377,264)	(735,635,960)
Net increase/(decrease) from capital transactions	4,238,871,437	1,229,076,922	511,638,176	165,442,743
Net increase/(decrease) in net assets	3,767,544,636	1,628,930,211	770,074,177	401,992,308
Net Assets
Beginning of period	8,731,076,297	7,102,146,086	4,024,072,920	3,622,080,612
End of period	$12,498,620,933	$8,731,076,297	$4,794,147,097	$4,024,072,920

Change in Shares Outstanding
Shares outstanding, beginning of period	686,911,070	585,931,695	282,304,411	267,895,333
Shares sold	493,237,676	172,651,795	91,152,877	52,748,730
Shares issued to holders in reinvestments of dividends	16,294,653	22,201,836	11,804,558	15,753,297
Shares redeemed	(134,492,675)	(93,874,256)	(59,744,224)	(54,092,949)
Shares outstanding, end of period	1,061,950,724	686,911,070	325,517,622	282,304,411

The accompanying notes are an integral part of these financial statements.

58	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Statements of Changes in Net Assets (Continued)

	Bridge Builder Small/Mid Cap Value Fund		Bridge Builder International Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment income	$71,258,154	$65,487,081	$239,365,355	$220,008,848
Net realized gain/(loss)	(114,065,506)	(35,001,216)	(301,323,137)	(70,817,356)
Net change in unrealized appreciation/(depreciation)	(426,338,185)	30,937,304	9,470,257	51,604,056
Net increase/(decrease) in net assets resulting from operations	(469,145,537)	61,423,169	(52,487,525)	200,795,548
Distributions to Shareholders
From distributable earnings	(69,918,972)	(188,494,227)	(282,965,029)	(274,598,118)
Total distributions	(69,918,972)	(188,494,227)	(282,965,029)	(274,598,118)
Capital Transactions
Proceeds from shares sold	1,667,232,200	1,169,018,286	4,289,090,074	3,914,930,395
Reinvestment of dividends	69,918,972	188,494,227	282,965,029	274,598,118
Cost of shares redeemed	(906,731,888)	(606,616,491)	(3,537,454,257)	(1,005,677,864)
Net increase/(decrease) from capital transactions	830,419,284	750,896,022	1,034,600,846	3,183,850,649
Net increase/(decrease) in net assets	291,354,775	623,824,964	699,148,292	3,110,048,079
Net Assets
Beginning of period	4,809,644,007	4,185,819,043	10,645,356,370	7,535,308,291
End of period	$5,100,998,782	$4,809,644,007	$11,344,504,662	$10,645,356,370

Change in Shares Outstanding
Shares outstanding, beginning of period	416,449,124	349,571,673	935,579,086	649,332,631
Shares sold	178,358,173	101,075,626	402,936,047	350,104,118
Shares issued to holders in reinvestments of dividends	5,661,455	18,620,999	23,521,615	27,294,795
Shares redeemed	(86,455,847)	(52,819,174)	(327,697,673)	(91,152,458)

Shares outstanding, end of period	514,012,905	416,449,124	1,034,339,075	935,579,086

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	59

Bridge Builder Mutual Funds

Financial Highlights

	Per Share Operating Performance
	Change in Net Assets Resulting from Operations				Less Distributions
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain/(loss)	Net increase/ (decrease) in net asset value from operations	Distributions from net investment income	Distributions from net realized gains	Total Distributions
Bridge Builder Core Bond Fund
For the year ended June 30, 2020(8)	$10.34	0.31	0.61	0.92	(0.32)	(0.03)	(0.35)
For the year ended June 30, 2019(8)	$9.87	0.31	0.48	0.79	(0.32)	—	(0.32)
For the year ended June 30, 2018	$10.17	0.27	(0.28)	(0.01)	(0.29)	—	(0.29)
For the year ended June 30, 2017	$10.47	0.25	(0.22)	0.03	(0.26)	(0.07)	(0.33)
For the year ended June 30, 2016	$10.10	0.24	0.41	0.65	(0.26)	(0.02)	(0.28)
Bridge Builder Core Plus Bond Fund
For the year ended June 30, 2020(8)	$10.27	0.32	0.47	0.79	(0.36)	(0.14)	(0.50)
For the year ended June 30, 2019(8)	$9.81	0.35	0.48	0.83	(0.37)	—	(0.37)
For the year ended June 30, 2018	$10.09	0.29	(0.27)	0.02	(0.30)	—	(0.30)
For the year ended June 30, 2017	$10.28	0.24	(0.15)	0.09	(0.25)	(0.03)	(0.28)
For the period 7/13/15(6) - 6/30/16	$10.00	0.22	0.31	0.53	(0.23)	(0.02)	(0.25)
Bridge Builder Municipal Bond Fund
For the year ended June 30, 2020(8)	$10.46	0.26	0.03	0.29	(0.26)	—	(0.26)
For the year ended June 30, 2019(8)	$10.09	0.27	0.37	0.64	(0.27)	—	(0.27)
For the year ended June 30, 2018	$10.14	0.21	(0.05)	0.16	(0.21)	—	(0.21)
For the year ended June 30, 2017	$10.38	0.19	(0.23)	(0.04)	(0.19)	(0.01)	(0.20)
For the period 9/14/15(6) - 6/30/16	$10.00	0.16	0.38	0.54	(0.15)	(0.01)	(0.16)
Bridge Builder Large Cap Growth Fund
For the year ended June 30, 2020(8)	$14.64	0.14	2.65	2.79	(0.14)	(0.18)	(0.32)
For the year ended June 30, 2019(8)	$13.53	0.15	1.60	1.75	(0.14)	(0.50)	(0.64)
For the year ended June 30, 2018	$11.59	0.12	1.92	2.04	(0.10)	—	(0.10)
For the year ended June 30, 2017	$9.89	0.10	1.69	1.79	(0.09)	—	(0.09)
For the year ended June 30, 2016	$9.83	0.09	0.02	0.11	(0.05)	—	(0.05)
Bridge Builder Large Cap Value Fund
For the year ended June 30, 2020(8)	$12.71	0.24	(0.94)	(0.70)	(0.23)	(0.01)	(0.24)
For the year ended June 30, 2019(8)	$12.12	0.24	0.74	0.98	(0.23)	(0.16)	(0.39)
For the year ended June 30, 2018	$11.38	0.20	0.82	1.02	(0.19)	(0.09)	(0.28)
For the year ended June 30, 2017	$9.86	0.18	1.52	1.70	(0.18)	—	(0.18)
For the year ended June 30, 2016	$9.81	0.17	0.05	0.22	(0.17)	0.00 (7)	(0.17)
Bridge Builder Small/Mid Cap Growth Fund
For the year ended June 30, 2020(8)	$14.25	0.05	1.01	1.06	(0.05)	(0.53)	(0.58)
For the year ended June 30, 2019(8)	$13.52	0.05	1.39	1.44	(0.05)	(0.66)	(0.71)
For the year ended June 30, 2018	$11.49	0.05	2.12	2.17	(0.04)	(0.10)	(0.14)
For the year ended June 30, 2017	$9.62	0.03	1.88	1.91	(0.04)	—	(0.04)
For the year ended June 30, 2016	$9.96	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)
Bridge Builder Small/Mid Cap Value Fund
For the year ended June 30, 2020(8)	$11.55	0.16	(1.63)	(1.47)	(0.16)	—	(0.16)
For the year ended June 30, 2019(8)	$11.97	0.17	(0.10)	0.07	(0.14)	(0.35)	(0.49)
For the year ended June 30, 2018	$11.15	0.15	0.81	0.96	(0.13)	(0.01)	(0.14)
For the year ended June 30, 2017	$9.50	0.11	1.63	1.74	(0.09)	—	(0.09)
For the year ended June 30, 2016	$9.87	0.08	(0.38)	(0.30)	(0.06)	(0.01)	(0.07)
Bridge Builder International Equity Fund
For the year ended June 30, 2020(8)	$11.38	0.23	(0.36)	(0.13)	(0.28)	—	(0.28)
For the year ended June 30, 2019(8)	$11.60	0.28	(0.14)	0.14	(0.22)	(0.14)	(0.36)
For the year ended June 30, 2018	$11.07	0.21	0.56	0.77	(0.19)	(0.05)	(0.24)
For the year ended June 30, 2017	$9.45	0.15	1.60	1.75	(0.13)	—	(0.13)
For the period 7/6/15(6) - 6/30/16	$10.00	0.16	(0.67)	(0.51)	(0.04)	—	(0.04)

(1)	Annualized for periods less than one year.

(2)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(3)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(4)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.

(5)	Portfolio turnover is not annualized for periods less than one year.

(6)	Inception Date.

(7)	Less than $0.005.

(8)	Per share amounts based on average number of shares outstanding during the year

(9)	Portfolio turnover rate does not include securities received as part of an in-kind capital contribution. Please see Note 8 for additional details.

The accompanying notes are an integral part of these financial statements.

60	Annual Report • June 30, 2020

	Ratios/Supplement Data
			Ratios to Average Net Assets of:(1)
Net asset value, end of period	Total return(2)(3)	Net assets, end of period (millions)	Expenses, before waivers(4)	Expenses, net of waivers(4)	Net investment income/ (loss)	Portfolio turnover rate(5)

$10.91	9.01%	$14,140	0.34%	0.13%	2.91%	137%
$10.34	8.18%	$15,160	0.34%	0.14%	3.15%	153%
$9.87	(0.15)%	$15,805	0.35%	0.14%	2.71%	236%
$10.17	0.33%	$13,596	0.35%	0.15%	2.44%	232%
$10.47	6.51%	$10,762	0.36%	0.16%	2.32%	238%

$10.56	7.94%	$19,434	0.39%	0.16%	3.08%	164%
$10.27	8.66%	$17,963	0.47%	0.24%	3.50%	242%
$9.81	0.18%	$11,063	0.41%	0.18%	2.93%	193%
$10.09	0.87%	$6,423	0.40%	0.18%	2.34%	198%
$10.28	5.43%	$4,410	0.43%	0.23%	2.23%	197%

$10.49	2.80%	$6,520	0.38%	0.16%	2.47%	41%
$10.46	6.42%	$5,253	0.39%	0.17%	2.64%	42%
$10.09	1.62%	$3,474	0.39%	0.19%	2.11%	27%
$10.14	(0.36)%	$2,565	0.40%	0.21%	1.88%	23%
$10.38	5.46%	$1,972	0.43%	0.25%	1.76%	21%

$17.11	19.28%	$13,464	0.46%	0.22%	0.90%	42%
$14.64	13.76%	$6,998	0.46%	0.22%	1.07%	31%
$13.53	17.66%	$6,136	0.47%	0.24%	1.01%	54%
$11.59	18.26%	$4,202	0.47%	0.28%	1.11%	44%
$9.89	1.14%	$2,323	0.49%	0.31%	0.89%	45%

$11.77	(5.55)%	$12,499	0.46%	0.24%	1.94%	36	%(9)
$12.71	8.46%	$8,731	0.46%	0.25%	1.95%	24%
$12.12	9.01%	$7,102	0.47%	0.27%	1.72%	23%
$11.38	17.38%	$5,039	0.47%	0.30%	1.82%	23%
$9.86	2.35%	$2,595	0.49%	0.34%	1.83%	33%

$14.73	7.63%	$4,794	0.66%	0.38%	0.34%	65%
$14.25	11.66%	$4,024	0.67%	0.39%	0.41%	23%
$13.52	18.96%	$3,622	0.67%	0.41%	0.38%	26%
$11.49	19.87%	$2,530	0.68%	0.43%	0.34%	27%
$9.62	(3.16)%	$1,647	0.71%	0.47%	0.41%	49%

$9.92	(12.98)%	$5,101	0.66%	0.42%	1.44%	50%
$11.55	1.22%	$4,810	0.67%	0.43%	1.47%	38%
$11.97	8.62%	$4,186	0.67%	0.45%	1.32%	38%
$11.15	18.33%	$3,245	0.69%	0.47%	1.10%	48%
$9.50	(3.08)%	$1,877	0.73%	0.54%	1.19%	49%

$10.97	(1.40)%	$11,345	0.63%	0.33%	2.10%	36%
$11.38	1.57%	$10,645	0.64%	0.36%	2.49%	16%
$11.60	6.85%	$7,535	0.65%	0.38%	2.15%	20%
$11.07	18.78%	$5,164	0.67%	0.42%	2.17%	22%
$9.45	(5.06)%	$2,466	0.69%	0.46%	1.99%	18%

The accompanying notes are an integral part of these financial statements.

Annual Report • June 30, 2020	61

Bridge Builder Mutual Funds

Notes to Financial Statements

1. ORGANIZATION

The Bridge Builder Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2020, the Trust consisted of nine series, of which the eight active series identified below are presented in this report (each a “Fund,” and collectively, the “Funds”). The one remaining series is inactive and currently not available for purchase.

Olive Street Investment Advisers, LLC (the “Adviser”) acts as investment adviser to the Funds.

Fund	Investment Objective
Bridge Builder Core Bond Fund (“Core Bond Fund”)	To provide total return (capital appreciation plus income)
Bridge Builder Core Plus Bond Fund (“Core Plus Bond Fund”)	To provide total return (capital appreciation plus income)
Bridge Builder Municipal Bond Fund (“Municipal Bond Fund”)	To provide current income exempt from federal tax, with a secondary goal of preservation of investment principal
Bridge Builder Large Cap Growth Fund (“Large Cap Growth Fund”)	To provide capital appreciation
Bridge Builder Large Cap Value Fund (“Large Cap Value Fund”)	To provide capital appreciation
Bridge Builder Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”)	To provide capital appreciation
Bridge Builder Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)	To provide capital appreciation
Bridge Builder International Equity Fund (“International Equity Fund”)	To provide capital appreciation

The Funds are diversified and each currently offers a single class of shares. The Funds are available for investment exclusively through Edward Jones Advisory Solutions®.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies, which is part of GAAP.

a) Use of Estimates – The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

b) Investment Valuation – All securities and other investments are recorded at their estimated fair value, as described in Note 4.

c) Federal Income Taxes – Each Fund is treated as a separate taxable entity for federal income tax purposes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of their net investment income and capital gains to shareholders. As a result, no provision for federal income tax is recorded in the financial statements.

62	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

The Adviser has reviewed the Funds’ tax positions for all open tax years (the prior three years of tax filings or since inception, if shorter, are considered open for examination) and has concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

As of June 30, 2020, the Funds had no tax examinations or audits in progress.

d) Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income for the Core Bond, Core Plus Bond and Municipal Bond Funds are generally declared daily and paid monthly. The Large Cap Value Fund will generally declare and pay distributions of net investment income quarterly. The Large Cap Growth, Small/Mid Cap Growth, Small/Mid Cap Value and International Equity Funds will generally declare and pay distributions of net investment income annually, as necessary. Realized capital gains, if any, are distributed by each Fund at least annually, as necessary. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature, these amounts are reclassified within the capital accounts in the financial statements to reflect their tax character.

e) Indemnifications – In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Trust that have not yet occurred.

f) Investment Transactions, Income and Expense Allocation – Investment transactions are recorded on trade date. Securities gains and losses, net of foreign taxes withheld, if any, are calculated on the basis of identified cost. Dividend income (expense), net of foreign taxes withheld, if any, is recognized on ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as the information becomes available, which may be after the published ex-dividend date. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Issuance fees, if any, are custodial fees on American Depositary Receipts (“ADRs”) charged by ADR agents on ADR dividends and are recorded when paid. Interest income is recognized on an accrual basis, while discounts and premiums on securities purchased are amortized or accreted, respectively, using the constant yield method over the life of the security. Expenses common to multiple Funds are allocated among the respective Funds based upon their relative net asset values or other reasonable allocation methods.

g) Foreign Currency Translation and Transactions – The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains/(losses) are included in the reported net realized gains/(losses) on investments in securities and derivatives and net change in unrealized appreciation/(depreciation) on investment securities and derivatives on the Statements of Operations.

Annual Report • June 30, 2020	63

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

3. SECURITIES AND OTHER INVESTMENTS

a) Delayed Delivery Securities – Certain Funds may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of delayed delivery mortgage purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. For these obligations, the Fund will earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if it deems it appropriate to do so.

A Fund may enter into delayed delivery sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of the sale commitments are not received until the contractual settlement date. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or (loss) on the commitment without regard to any unrealized appreciation/(depreciation) on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or (loss) from the sale of the securities based upon the unit price established at the date the commitment was entered into.

b) Derivatives – The Funds invest in derivatives as permitted by their investment strategies and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

Futures Contracts – Certain Funds may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date. The Funds buy and sell futures contracts to gain or hedge exposure to certain risk factors. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities, which are referred to as initial margin. Securities deposited as initial margin are designated on the Summary Schedule of Investments, and cash deposited is recorded as Deposits at broker for futures contracts on the Statements of Assets and Liabilities. Exchange traded futures are marked to market daily based on the price movement of the contract. This change in value creates either a payable or receivable for the Fund as either more or less margin is required by the clearing agent. This change in value, known as variation margin, is moved daily between the Fund and its counterparty. A change in the market value of an open futures contract is recorded as unrealized appreciation/(depreciation) until the contract is closed. When a contract is closed, the Fund will record a realized gain or (loss) equal to the difference between the proceeds of the closing transaction and the Fund’s basis in the contract. Futures contracts outstanding at period end, if any, are listed within each Fund’s Summary Schedule of Investments.

Forward Foreign Currency Exchange Contracts – Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short-term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation/ (depreciation). When the contract is closed in its foreign currency, the Funds record a realized gain or (loss) equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

64	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed within each Fund’s Summary Schedule of Investments.

Repurchase Agreements – In a repurchase agreement, a Fund buys a security from another party (the counterparty), usually a financial institution, with the agreement that it be sold back in the future. Repurchase agreements subject a Fund to counterparty risk, meaning that the Fund could lose money if the other party fails to perform under the terms of the agreement. A Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are collateralized by cash and/or U.S. government securities. All collateral is held by a Fund’s custodian (or, with multiparty agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed or limited and the value of the collateral may decline. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty. Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian under a Master Repurchase Agreement for investment companies and other clients advised by the Sub-adviser (as defined below) and its affiliates. A Fund may participate with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities. Repurchase agreements are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Repurchase agreement amounts, if any, presented on the Summary Schedule of Investments are gross settlement amounts.

Swap Contracts – Certain Funds may invest in swap contracts. Swap contracts are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap contracts may be privately negotiated in the over-the-counter market (“OTC Swaps”) or may be cleared through a third-party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into credit default, interest rate and/or total return swap contracts to manage the Fund’s exposure to credit, interest rate and equity risk. Securities or cash may be used as collateral or margin in accordance with the terms of the swap contract in order to provide assets in the event of a default or bankruptcy.

Centrally Cleared Swaps are marked to market daily and the change, if any, is recorded as variation margin on centrally cleared swap contracts on the Statements of Assets and Liabilities. OTC Swaps are marked to market daily and the change, if any, is included in the over-the-counter swap contracts, at value line item on the Statements of Assets and Liabilities. Both OTC and Centrally Cleared Swaps show this component as change in unrealized appreciation/(depreciation) on the Statements of Operations. Swap variation margin is accounted for as unrealized appreciation/(depreciation) until the contract is closed, at which time the gains or (losses) are realized. Upfront premiums received/(paid) represent cash payments made upon the opening of the swap contract to compensate for differences between the stated terms of the contract and the current market value contract. These upfront payments are recorded as assets/(liabilities) and are included within the market value of the swap contract. Upon liquidation or termination of the swap contract, these payments are recorded as realized gain/(loss) on the Statements of Operations. Net periodic payments received/(paid) by the Fund are also included in the realized gain/ (loss) on swap contracts on the Statements of Operations. Swap contracts outstanding, including their respective notional amounts at period end, if any, are listed within each Fund’s Summary Schedule of Investments.

Interest Rate Swaps – Certain Funds may enter into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These

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are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Credit Default Swap Contracts – Certain Funds may enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or other equally ranked obligations of the reference entity. As a seller of protection on a credit default swap contract, the Fund will generally receive from the protection buyer a fixed rate of income throughout the term of the swap provided there is no credit event. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or (loss).

Implied credit spreads are used to determine the value of credit default swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Risks of loss may exceed amounts recognized on the Summary Schedule of Investments. A Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the specific Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Summary Schedule of Investments.

Total Return Swap Contracts – Certain Funds may enter into total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to unlimited loss. Periodic payments received (paid) by the Funds are recorded as net realized gain/(loss) on swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Summary Schedule of Investments.

c) Loan Participation, Assignments and Unfunded Commitments – Certain Funds may enter into loan participations and assignments. When one of the Funds purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund

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is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded loan commitments are marked daily and any unrealized appreciation/ (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments, and certain loan participations and assignments which were liquid, when purchased, may become illiquid. The following table summarizes the Fund’s unfunded loan positions as of June 30, 2020.

Fund	Borrower	Unfunded Bank Loan Commitment	Value of Underlying Bank Loan Commitment	Unrealized Appreciation/ (Depreciation)
Core Plus Bond Fund	Intelsat Jackson Holdings SA	$2,630,760	$2,665,302	$34,542
Core Plus Bond Fund	Neiman Marcus Group LLC Ltd.	959,082	978,264	19,182

				$53,724

d) Restricted Securities – The Funds may own investment securities that are unregistered or have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, a Fund may have the right to include these securities in such registration, generally without cost to the Fund. A Fund generally has no right to require registration of the unregistered securities it holds. The Adviser has determined as of June 30, 2020, the restricted securities held by the following Funds, to be liquid pursuant to the Funds liquidity risk management program.

Bridge Builder Core Plus Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Market Value at June 30, 2020	% of Net Assets at June 30, 2020
AI Alpine U.S. Bidco, Inc.	3/26/2019 - 9/26/2019	$2,514,950	$1,817,582	0.01%
Export-Import Bank of India	12/19/2019	9,520,416	9,598,368	0.05
Ford Motor Credit Co. LLC	10/15/2019	16,835,234	17,189,374	0.09
General Motors Co.	5/7/2020	514,839	601,201	0.00 *
Morgan Stanley	2/11/2020	12,557,800	12,807,615	0.07

		$41,943,239	$42,014,140	0.22%

*	Amount less than 0.005%

Bridge Builder Municipal Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Market Value at June 30, 2020	% of Net Assets at June 30, 2020
Public Finance Authority	5/19/2016 - 4/14/2020	$6,174,620	$5,832,250	0.09%

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e) Defaulted Securities – Certain Funds may hold defaulted securities or other securities which were placed in non-accrual status as the collection of a portion or all of the interest has been deemed to be uncollectible. Debt obligations may be placed on non-accrual status and the related interest income, amortization or accretion may be reduced or stopped entirely. Additionally, current income accruals and interest receivables may be written off when the collection of the interest income has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

f) Sale-buyback and Buy-saleback Transactions – A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions.

As of June 30, 2020, the Core Plus Bond Fund participated in sale-buyback transactions. The payable for investments purchased related to sale-buyback transactions were $121,128,696, with an average amount borrowed of $91,016,839 and incurred interest expense of $1,382,571 with a weighted average interest rate of 2.97%. The receivable related to sale-buyback transactions which will be settled in next period is $121,128,091.

A buy-saleback lending transaction consists of a purchase of a security by a Fund from a counterparty, with a simultaneous agreement to sell the same or substantially the same security at an agreed-upon price and date. The party who sold the security is not entitled to receive principal and interest payments, if any, made on the security during the term of the agreement. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under buy-saleback transactions.

During the period, the Core Plus Bond Fund participated in buy-saleback transactions. As of June 30, 2020, there were no outstanding buy-saleback transactions. The average amount loaned was $3,596,142 and the received interest income was $90,408 with a weighted average interest rate of 1.85%.

Sale-buyback and buy-saleback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of any pending sale-buyback and buy-saleback transactions as of period end is disclosed in each Fund’s Summary Schedule of Investments.

4. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

a) Investment Valuation Policies – The Net Asset Value (“NAV”) of the Funds’ shares are generally valued as of the close of the regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open. The NAV per share of each Fund is computed by dividing the total net assets of the Fund by the total number of shares outstanding. For purposes of calculating the NAV, portfolio securities and derivative instruments are valued using valuation methods adopted by the Trust’s Board of Trustees (the “Board”).

The Board has delegated responsibility for applying approved valuation policies to the Adviser. The Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of the prices utilized including: periodic vendor due diligence meetings and reviewing the results of back testing on a monthly basis. The Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

The Board has approved a Valuation Committee whose function is to monitor the valuation of portfolio securities and derivative instruments and determine in good faith the fair value of the Funds’ holdings after considering all

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Notes to Financial Statements (Continued)

relevant factors. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and is authorized to make all necessary determinations to fair value the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers, dealers or independent pricing services are unreliable.

Additionally, the Board has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended, when a security has been delisted from a national exchange, when a security has not been traded for an extended period of time, or when a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time a Fund calculates its own share price. If there is no price, or in the Adviser’s determination the price provided for a security by an independent pricing agent or broker does not represent fair value, then the security will be fair valued in accordance with procedures adopted by the Board. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities. In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, a Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value.

b) Fair Value Hierarchy – The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include, but are not limited to, quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions).

c) Valuation Techniques – Fixed-income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds (other than short-term securities) are valued using that day’s bid price provided by an independent pricing service. Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yields and other relevant data relating to investments or securities with similar characteristics. The independent pricing service’s internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, trade information, market color, credit risks/spreads, default rates and quoted prices for similar assets and the securities’ terms and conditions. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 of the fair value hierarchy.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each

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Notes to Financial Statements (Continued)

tranche and current market data and packaged collateral performance, as available. Mortgage- and asset-backed securities that use such valuation techniques and inputs are typically categorized as Level 2.

Short-term securities without a vendor price and with 60 days or less remaining to maturity when acquired by a Fund are generally valued on an amortized cost basis, which approximates fair value. These securities are typically categorized as Level 2 in the fair value hierarchy.

Equity securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. These valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on an exchange for which there have been no sales are valued at the mean between the last bid and ask price on such day. Securities and financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective securities in accordance with procedures adopted by the Board and are classified as Level 2 or Level 3 depending on the observability of inputs.

Foreign securities, currencies and other assets denominated in currencies other than U.S. dollars are translated to U.S. dollars using exchange rates obtained from independent pricing services. All assets denominated in foreign currencies are converted to U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern time.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Open-ended mutual funds (including money market funds) are valued at the end of the day’s net asset value and are categorized as Level 1 of the fair value hierarchy.

Exchange traded financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales or settlement price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. If there was no sale activity, the financial derivative is valued at the mean between the highest bid and lowest ask price on the relevant exchange closest to the close of the NYSE and are categorized as Level 2 of the fair value hierarchy.

OTC derivatives, including forward foreign currency exchange contracts and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. These securities are typically categorized as Level 2 of the fair value hierarchy.

The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Centrally cleared credit default and interest rate swap contracts are valued daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract. These securities are typically categorized as Level 2 of the fair value hierarchy.

The Funds value the repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral). These securities are typically categorized as Level 2 of the fair value hierarchy.

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Quantitative Information

The following tables represent each Fund’s valuation inputs as presented in the Summary Schedule of Investments as of June 30, 2020.

Core Bond Fund

	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Obligations	$—	$1,597,065,700	$53,398,294	$1,650,463,994
Corporate Bonds
Basic Materials	—	151,826,077	—	151,826,077
Communications	—	386,825,170	—	386,825,170
Consumer, Cyclical	—	206,177,677	—	206,177,677
Consumer, Non-cyclical	—	721,057,623	—	721,057,623
Diversified	—	3,790,678	—	3,790,678
Energy	—	532,078,862	—	532,078,862
Financials	—	1,778,771,241	—	1,778,771,241
Industrials	—	225,978,191	—	225,978,191
Technology	—	185,382,283	—	185,382,283
Utilities	—	539,368,816	—	539,368,816
Government Related	—	315,568,248	—	315,568,248
U.S. Treasury Obligations	—	1,735,212,845	—	1,735,212,845
Mortgage-Backed Obligations	—	5,245,030,000	28,662,494	5,273,692,494
Preferred Stocks
Financials	2,489,000	—	—	2,489,000
Short-Term Investments
Money Market Funds	861,649,237	—	—	861,649,237
U.S. Treasury Bills	—	1,998,184	—	1,998,184
Time Deposits	—	2,096,944	—	2,096,944
Futures Contracts (1)	669,770	—	—	669,770
Swap Contracts (1)	—	506,489	—	506,489
Total Assets	$864,808,007	$13,628,735,028	$82,060,788	$14,575,603,823
Liabilities
Futures Contracts (1)	$(909,109)	$—	$—	$(909,109)
Total Liabilities	$(909,109)	$—	$—	$(909,109)

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Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Obligations	$—	$2,226,097,210	$—	$2,226,097,210
Corporate Bonds
Basic Materials	—	177,832,403	—	177,832,403
Communications	—	1,004,084,897	—	1,004,084,897
Consumer, Cyclical	—	578,127,833	—	578,127,833
Consumer, Non-cyclical	—	1,218,260,714	—	1,218,260,714
Diversified	—	4,559,327	—	4,559,327
Energy	—	627,076,836	1,167,768	628,244,604
Financials	—	2,407,121,956	—	2,407,121,956
Industrials	—	431,128,175	—	431,128,175
Technology	—	315,073,012	—	315,073,012
Utilities	—	414,445,088	—	414,445,088
Convertible Securities
Communications	—	10,757,371	—	10,757,371
Consumer, Cyclical	—	2,747,001	—	2,747,001
Consumer, Non-cyclical	—	8,776,800	—	8,776,800
Energy	—	2,061,378	—	2,061,378
Industrials	—	1,640,183	—	1,640,183
Government Related	—	340,170,963	—	340,170,963
U.S. Treasury Obligations	—	2,113,700,459	—	2,113,700,459
Mortgage-Backed Obligations	—	5,929,947,009	—	5,929,947,009
Bank Loans	—	513,947,022	2,643,375	516,590,397
Common Stocks
Communications	3,312,811	—	13,429	3,326,240
Consumer, Cyclical	4,111,864	—	—	4,111,864
Convertible Preferred Stocks
Consumer, Non-cyclical	7,609,413	—	—	7,609,413
Financials	6,115,063	—	—	6,115,063
Utilities	1,462,020	—	—	1,462,020
Warrants	—	—	6,037,359	6,037,359
Short-Term Investments
Money Market Funds	405,307,655	—	—	405,307,655
Government Related	—	8,105,648	—	8,105,648
Commercial Paper	—	17,189,374	—	17,189,374
Repurchase Agreements	—	208,500,000	—	208,500,000
U.S. Treasury Bills	—	876,798,324	—	876,798,324
Time Deposits	—	56,420,035	—	56,420,035
Futures Contracts (1)	8,175,995	—	—	8,175,995
Forward Foreign Currency Exchange Contracts (1)	—	5,732,392	—	5,732,392
Swap Contracts (1)	—	81,125,742	—	81,125,742
Total Assets	$436,094,821	$19,581,427,152	$9,861,931	$20,027,383,904
Liabilities
Futures Contracts (1)	$(3,613,759)	$—	$—	$(3,613,759)
Forward Foreign Currency Exchange Contracts (1)	—	(18,099,148)	—	(18,099,148)
Swap Contracts (1)	—	(29,919,935)	—	(29,919,935)
Total Liabilities	$(3,613,759)	$(48,019,083)	$—	$(51,632,842)

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Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Municipal Bonds
Education	$—	$573,403,352	$—	$573,403,352
General Obligation	—	1,090,527,307	—	1,090,527,307
General Revenue	—	1,722,177,351	—	1,722,177,351
Healthcare	—	1,020,936,612	—	1,020,936,612
Housing	—	304,661,409	—	304,661,409
Transportation	—	1,017,303,519	—	1,017,303,519
Utilities	—	567,565,069	—	567,565,069
Short-Term Investments
Money Market Funds	213,054,213	—	—	213,054,213
Time Deposits	—	4,985,851	—	4,985,851
Total Assets	$213,054,213	$6,301,560,470	$—	$6,514,614,683

Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Communication Services	$1,437,070,518	$47,519,155	$—	$1,484,589,673
Consumer Discretionary	1,974,520,175	26,651,471	—	2,001,171,646
Consumer Staples	457,688,050	—	—	457,688,050
Energy	96,471,695	—	—	96,471,695
Financials	635,912,100	—	—	635,912,100
Healthcare	2,397,343,503	—	—	2,397,343,503
Industrials	646,105,046	—	—	646,105,046
Information Technology	4,736,290,669	—	—	4,736,290,669
Materials	426,069,907	—	—	426,069,907
Real Estate	311,238,374	—	—	311,238,374
Utilities	251,135	—	—	251,135
Rights
Communication Services	2,219	—	—	2,219
Short-Term Investments
Money Market Funds	279,781,923	—	—	279,781,923
Time Deposits	—	5,714,644	—	5,714,644
Total Assets	$13,398,745,314	$79,885,270	$—	$13,478,630,584

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Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Communication Services	$727,168,661	$—	$—	$727,168,661
Consumer Discretionary	1,283,669,193	57,458,307	—	1,341,127,500
Consumer Staples	981,609,642	21,011,684	—	1,002,621,326
Energy	387,514,528	41,599,261	—	429,113,789
Financials	2,242,741,375	—	—	2,242,741,375
Healthcare	1,543,492,902	93,495,325	—	1,636,988,227
Industrials	1,890,160,849	8,360,138	—	1,898,520,987
Information Technology	1,326,157,432	70,707,760	—	1,396,865,192
Materials	645,452,130	4,089,456	—	649,541,586
Real Estate	361,539,493	—	—	361,539,493
Utilities	308,153,192	—	—	308,153,192
Preferred Stocks
Consumer Discretionary	—	8,261,360	—	8,261,360
Healthcare	9,757,678	—	—	9,757,678
Utilities	30,717,862	—	—	30,717,862
Rights
Communication Services	1,487	—	—	1,487
Convertible Securities
Financials	—	5,022,187	—	5,022,187
Short-Term Investments
Exchange Traded Funds	16,339,688	—	—	16,339,688
Money Market Funds	387,792,134	—	—	387,792,134
Time Deposits	—	21,076,671	—	21,076,671
Total Assets	$12,142,268,246	$331,082,149	$—	$12,473,350,395

Small/Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Communication Services	$204,841,836	$—	$—	$204,841,836
Consumer Discretionary	471,475,700	—	—	471,475,700
Consumer Staples	195,678,734	—	—	195,678,734
Energy	12,930,103	—	—	12,930,103
Financials	395,394,901	—	—	395,394,901
Healthcare	1,227,374,852	—	382	1,227,375,234
Industrials	673,508,954	—	—	673,508,954
Information Technology	1,310,282,047	—	—	1,310,282,047
Materials	102,310,845	—	—	102,310,845
Real Estate	61,484,997	—	—	61,484,997
Utilities	47,236,847	—	—	47,236,847
Short-Term Investments
Money Market Funds	96,213,135	—	—	96,213,135
Time Deposits	—	8,072,870	—	8,072,870
Total Assets	$4,798,732,951	$8,072,870	$382	$4,806,806,203

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Notes to Financial Statements (Continued)

Small/Mid Cap Value Fund
	Level 1	Level 2	Level 3		Total
Assets
Common Stocks
Communication Services	$84,953,889	$—	$—		$84,953,889
Consumer Discretionary	545,219,337	—	—		545,219,337
Consumer Staples	221,915,082	—	—		221,915,082
Energy	163,369,571	—	—		163,369,571
Financials	1,015,089,432	—	—	(2)	1,015,089,432
Healthcare	371,542,254	—	—		371,542,254
Industrials	914,595,816	—	—		914,595,816
Information Technology	624,340,040	—	—		624,340,040
Materials	352,508,319	—	—		352,508,319
Real Estate	381,862,983	—	—		381,862,983
Utilities	321,730,764	—	—		321,730,764
Short-Term Investments
Money Market Funds	99,271,966	—	—		99,271,966
Time Deposits	—	14,148,647	—		14,148,647
Total Assets	$5,096,399,453	$14,148,647	$—		$5,110,548,100

International Equity Fund
	Level 1	Level 2	Level 3		Total
Assets
Common Stocks
Communication Services	$73,283,665	$996,753,673	$—		$1,070,037,338
Consumer Discretionary	303,668,795	1,308,350,051	—		1,612,018,846
Consumer Staples	77,611,567	785,660,745	—		863,272,312
Energy	16,213,262	432,626,268	—		448,839,530
Financials	105,946,357	1,249,671,535	—		1,355,617,892
Healthcare	249,300,203	1,500,148,217	—		1,749,448,420
Industrials	67,721,265	1,411,709,905	—		1,479,431,170
Information Technology	600,227,542	1,000,472,767	—		1,600,700,309
Materials	—	322,587,369	—		322,587,369
Real Estate	298,431	96,095,863	—		96,394,294
Utilities	928,058	282,061,624	—		282,989,682
Preferred Stocks
Consumer Discretionary	—	24,715,644	—		24,715,644
Consumer Staples	—	684,403	—		684,403
Healthcare	—	500,683	—		500,683
Materials	—	117,687	—		117,687
Rights
Communication Services	2,559,751	—	—		2,559,751
Energy	28,252	—	—		28,252
Industrials	16,284	—	—		16,284
Short-Term Investments
Money Market Funds	370,088,795	—	—		370,088,795
Time Deposits	—	21,294,882	—		21,294,882
Total Assets	$1,867,892,227	$9,433,451,316	$—		$11,301,343,543

(1)

Derivative instruments, including futures, total return swap contracts and forward foreign currency exchange contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Summary Schedule of Investments. Credit default swaps and interest rate swaps are reported at market value. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and centrally cleared derivatives.

(2)	Includes a security valued at $0.

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Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

The Core Bond, Core Plus Bond, Small/Mid Cap Growth, and Small/Mid Cap Value all held Level 3 securities at the end of the period. In the aggregate, securities classified as Level 3 in the Core Plus Bond, Small/Mid Cap Growth, and Small/Mid Cap Value have been deemed immaterial.

Quantitative Information about Level 3 Fair Value Measurements*

Core Bond Fund

Investment Type	Fair Value at 06/30/20	Valuation Methodology	Unobservable Inputs	Input Value/Range	Weighted Average
Asset-Backed Obligations	$5,700,000	Cost Basis	Purchase Price	$100.00	$100.00
Mortgage-Backed Obligations	$6,417,752	Cost Basis	Purchase Price	$99.90	$99.90

*The table above does not include Level 3 securities that were valued by brokers. At June 30, 2020, the value of these securities was $69,943,036 for the Core Bond Fund. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 4. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.

The realized and unrealized gains/(losses) from Level 3 transactions are included with the net realized gain/(loss) on investments and net change in unrealized appreciation/(depreciation) on investments on the Statements of Operations, respectively.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period July 1, 2019 through June 30, 2020:

Core Bond Fund
	Total	Asset-Backed Obligations	Corporate Bonds	Mortgage-Backed Obligations
Balance as of June 30, 2019	$60,573,172	$44,679,358	$22,048	$15,871,766
Total realized gain/(loss)	19,464	610	—	18,854
Accrued discounts/(premiums)	14,060	(11)	—	14,071
Paydown	(14,515,439)	(9,741,460)	—	(4,773,979)
Change in unrealized appreciation/(depreciation)	(2,492,981)	(2,326,736)	223	(166,468)
Purchases	58,971,785	34,025,800	—	24,945,985
Sales	(20,509,273)	(13,239,267)	(22,271)	(7,247,735)
Transfers in	—	—	—	—
Transfers out	—	—	—	—

Balance as of June 30, 2020	$82,060,788	$53,398,294	$—	$28,662,494

Change in unrealized appreciation/(depreciation) from Investments held as of June 30, 2020	$(2,492,605)	$(2,326,137)	$—	$(166,468)

5. DERIVATIVE INSTRUMENTS

Certain Funds use derivative instruments as part of their investment strategy to achieve their stated investment objective. The Funds’ derivative contracts held at period end are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities across derivative types that are subject to master netting arrangements in the Statements of Assets and Liabilities. There were no financial instruments subject to a netting agreement for which the Funds are not currently netting.

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Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

The following table lists the fair value of derivative instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities at period end.

	Assets			Liabilities
	Unrealized Appreciation on Futures Contracts*	Swaps at Value*	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Unrealized Depreciation on Futures Contracts*	Swaps at Value*	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Interest Rate Risk:
Core Bond Fund	$669,770	$506,489	$—	$(909,109)	$—	$—
Core Plus Bond Fund	8,175,995	77,406,544		(3,613,759)	(24,736,210)	—
Foreign Exchange Risk:
Core Plus Bond Fund	—	—	5,732,392	—	—	(18,099,148)
Credit Risk:
Core Plus Bond Fund	—	3,719,198	—	—	(5,183,725)	—

*

May include cumulative unrealized appreciation/(deprecation) as reported on the Summary Schedule of Investments. Only current day’s variation margin is reported on the Statements of Assets and Liabilities for exchange traded derivatives and centrally-cleared derivatives.

The following table lists the effect of derivative instruments held by the Funds, by primary underlying risk and contract type, on the Statements of Operations for the year ended June 30, 2020.

	Realized Gain/(Loss) on Derivatives recognized as a result of Operations			Net Change in Unrealized Appreciation / (Depreciation) on Derivatives recognized as a result of Operations
	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps
Interest Rate Risk:
Core Bond Fund	$91,652,763	$—	$(32,515,771)	$(14,385,233)	$—	$13,539,963
Core Plus Bond Fund	225,104,564	—	(21,248,590)	(35,361,994)	—	58,285,002
Municipal Bond Fund	(7,541,154)	—	2,396	985,937	—	—
Foreign Exchange Risk:
Core Plus Bond Fund	—	8,278,447	—	—	(4,076,793)	—
Credit Risk:
Core Plus Bond Fund	—	—	(40,159,502)	—	—	8,153,863

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Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of June 30, 2020:

Core Plus Bond Fund
	Investment Type	Gross Amounts of Recognized Assets Presented in the Statements of Assets & Liabilities	Gross Amounts Available for Offset	Net Amounts	Gross Amounts not offset in the Statements of Assets & Liabilities		Net Amount
Counterparty					Financial Instruments	Collateral Received
Bank of America	Forward Foreign Currency Exchange Contracts	$281,373	$(281,373)	$—	$—	$—	$—
Barclays Bank	Credit Default Swap Contracts	4,423	(4,423)	—	—	—	—
BNP Paribas	Forward Foreign Currency Exchange Contracts	609,410	(609,410)	—	—	—	—
Deutsche Bank	Credit Default Swap Contracts	122,848	—	122,848	—	(80,000)	42,848
Deutsche Bank	Forward Foreign Currency Exchange Contracts	1,085,857	(905,422)	180,435	—	—	180,435
Goldman Sachs	Credit Default Swap Contracts	16,805	(16,805)	—	—	—	—
Goldman Sachs	Forward Foreign Currency Exchange Contracts	935,910	(935,910)	—	—	—	—
J.P. Morgan	Credit Default Swap Contracts	169,159	(169,159)	—	—	—	—
J.P. Morgan	Forward Foreign Currency Exchange Contracts	1,994,656	(1,994,656)	—	—	—	—
Morgan Stanley	Credit Default Swap Contracts	5,114	(5,114)	—	—	—	—
Morgan Stanley	Forward Foreign Currency Exchange Contracts	825,186	(825,186)	—	—	—	—
Total Financial Instruments Subject to a Master Netting Arrangement or Similar Arrangement		6,050,741	(5,747,458)	303,283	—	(80,000)	223,283

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Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

Core Plus Bond Fund (Continued)
	Investment Type	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets & Liabilities	Gross Amounts Available for Offset	Net Amounts	Gross Amounts not offset in the Statements of Assets & Liabilities		Net Amount
Counterparty					Financial Instruments	Collateral Pledged (1)
Bank Of America	Credit Default Swap Contracts	$249,016	$—	$249,016	$—	$—	$249,016
Bank Of America	Forward Foreign Currency Exchange Contracts	369,027	(281,373)	87,654	—	—	87,654
Barclays Bank	Credit Default Swap Contracts	524,625	(4,423)	520,202	—	—	520,202
BNP Paribas	Forward Foreign Currency Exchange Contracts	4,952,228	(609,410)	4,342,818	—	—	4,342,818
Deutsche Bank	Forward Foreign Currency Exchange Contracts	905,422	(905,422)	—	—	—	—
Goldman Sachs	Credit Default Swap Contracts	913,957	(16,805)	897,152	—	—	897,152
Goldman Sachs	Forward Foreign Currency Exchange Contracts	2,690,338	(935,910)	1,754,428	—	—	1,754,428
J.P. Morgan	Credit Default Swap Contracts	442,148	(169,159)	272,989	—	—	272,989
J.P. Morgan	Forward Foreign Currency Exchange Contracts	4,673,578	(1,994,656)	2,678,922	—	—	2,678,922
Morgan Stanley	Credit Default Swap Contracts	669,125	(5,114)	664,011	—	—	664,011
Morgan Stanley	Forward Foreign Currency Exchange Contracts	4,302,693	(825,186)	3,477,507	—	—	3,477,507
State Street	Forward Foreign Currency Exchange Contracts	205,862	—	205,862	—	—	205,862
Total Financial Instruments Subject to a Master Netting Arrangement or Similar Arrangement		20,898,019	(5,747,458)	15,150,561	—	—	15,150,561

(1)	In accordance with GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty.

Annual Report • June 30, 2020	79

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

The Funds’ average monthly notional amount of derivatives during the year ended June 30, 2020 were as follows:

	Core Bond Fund	Core Plus Bond Fund*	Municipal Bond Fund
Futures Contracts
Average Notional Balance – Long	$798,525,038	$3,301,778,710	$—
Average Notional Balance – Short	(81,297,529)	(362,812,144)	(48,054,826)
Forward Foreign Currency Exchange Contracts
Average Amounts – Purchased	—	1,253,395,627	—
Average Amounts – Sold	—	(578,572,147)	—
Credit Default Swaps
Average Amounts – Buy Protection	—	14,027,846	—
Average Amounts – Sell Protection	—	(684,611,349)	—
Interest Rate Swaps
Average Amounts – Pays Fixed Rate	193,250,538	208,304,381	—
Average Amounts – Receives Fixed Rate	(18,861,923)	(518,908,854)	—
Total Return Swaps
Average Amounts – Long	—	1,246,154	—
Average Amounts – Short	—	—	—

*	Notional amounts shown have been converted to USD.

6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser is a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments.

The Adviser provides the Trust with such investment research, advice and investment supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, and furnishes continuously an investment program for the Funds. In fulfilling this obligation, the Adviser, among other things, recommends the hiring and termination, and monitors the ongoing performance, of one or more investment advisers (the “Sub-advisers”) and allocates Fund assets among the Sub-advisers.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Funds pay the Adviser an investment advisory fee at an annual rate based on a percentage of each Fund’s average daily net assets. In an effort to pass along lower fund expenses to shareholders, the Adviser does not retain any portion of the advisory fees. The Adviser has contractually agreed to waive its advisory fees for each Fund to the extent advisory fees paid to the Adviser exceed the aggregate advisory fees the Fund is required to pay its Sub-advisers. The annual advisory fee and amounts of advisory fees waived by the Adviser during the period ended June 30, 2020 are noted in the table below:

Fund	Annual Management Fee	Management Fees Waived by Adviser
Core Bond Fund	0.32%	$(31,247,469)
Core Plus Bond Fund	0.36	(43,177,822)
Municipal Bond Fund	0.36	(13,055,766)
Large Cap Growth Fund	0.44	(19,023,486)
Large Cap Value Fund	0.44	(20,994,013)
Small/Mid Cap Growth Fund	0.64	(11,728,675)
Small/Mid Cap Value Fund	0.64	(11,935,192)
International Equity Fund	0.60	(33,928,594)

None of the advisory fees waived by the Adviser pursuant to the agreement described above are subject to recoupment by the Adviser.

80	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

The Adviser has selected and the Board has approved the following Sub-advisers to sub-advise discrete portions of each of the Fund’s assets:

Fund	Sub-advisers
Core Bond Fund	Robert W. Baird & Co., Inc. J.P. Morgan Investment Management, Inc. Loomis, Sayles & Company, L.P. PGIM, Inc.
Core Plus Bond Fund	Pacific Investment Management Company LLC Loomis Sayles & Company, L.P. Metropolitan West Asset Management, LLC T. Rowe Price Associates, Inc.
Municipal Bond Fund	FIAM, LLC T. Rowe Price Associates, Inc. Wells Capital Management, Inc. BlackRock Investment Management, LLC
Large Cap Growth Fund	Lazard Asset Management LLC Sustainable Growth Advisers, LP Jennison Associates LLC BlackRock Investment Management, LLC
Large Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss LLC Wellington Management Company LLP Artisan Partners Limited Partnership BlackRock Investment Management, LLC T. Rowe Price Associates, Inc. LSV Asset Management
Small/Mid Cap Growth Fund	Champlain Investment Partners, LLC Eagle Asset Management, Inc. Stephens Investment Management Group, LLC BlackRock Investment Management, LLC Artisan Partners Limited Partnership
Small/Mid Cap Value Fund

Boston Partners Global Investors, Inc.

Vaughan Nelson Investment Management, L.P.

Silvercrest Asset Management Group LLC

BlackRock Investment Management, LLC

LSV Asset Management

MFS Investment Management

Diamond Hill Capital Management, Inc.

International Equity Fund	Baillie Gifford Overseas Limited Edinburgh Partners Limited Mondrian Investment Partners Limited WCM Investment Management BlackRock Investment Management, LLC Pzena Investment Management, LLC

Subject to the supervision of the Adviser, the Sub-advisers provide the Funds, among other services, a continuous investment program and determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments. For their services as Sub-advisers to the Funds, each Sub-adviser is entitled to receive fees directly from each Fund it serves.

Pursuant to an operating expense limitation agreement between the Adviser and the Funds, effective until October 28, 2021, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with

Annual Report • June 30, 2020	81

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

investment activities, taxes and non-routine expenses) to limit total annual fund operating expenses after fee waivers and/or expense reimbursements to each of the amounts listed below (each an “Expense Cap”).

Fund	Expense Cap
Core Bond Fund	0.48%
Core Plus Bond Fund	0.42
Municipal Bond Fund	0.48
Large Cap Growth Fund	0.51
Large Cap Value Fund	0.51
Small/Mid Cap Growth Fund	0.73
Small/Mid Cap Value Fund	0.73
International Equity Fund	0.67

The Trust has agreed to repay the expense reimbursement to the Adviser. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser has up to three fiscal years from the time the expenses were reimbursed to request reimbursement from a Fund. During the year ended June 30, 2020, the Funds did not exceed the Expense Cap, and there are no expense reimbursements currently available for recoupment in future periods.

Administrator – Brown Brothers Harriman & Co. (“BBH”) acts as Administrator to the Trust pursuant to an Administrative Agency Agreement. As Administrator, BBH provides certain services to the Trust, including, among other responsibilities, administrative, tax, legal, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Funds. In addition, BBH makes available the personnel and facilities to provide such services. In its capacity as Administrator, BBH does not have any responsibility or authority for the portfolio management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administrative Agency Agreement, the Trust has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fee in the Statements of Operations.

Custodian – BBH also acts as Custodian to the Trust. In this capacity, BBH holds all cash and, directly or through a book entry system or an agent, securities of each Fund, delivers and receives payment for securities sold by such Fund, collects income from investments of each Fund and performs other duties as set forth in the Custodian Agreement between the Trust, on behalf of the Funds, and BBH. Custodian fees are paid monthly and based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The amounts paid directly to the Custodian by the Funds for custody services are included in Custody fees in the Statements of Operations.

Trustees – Trustee fees and expenses displayed in the Statements of Operations include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined by the 1940 Act (an “Independent Trustee”) of the Trust. The Trustees who are not Independent Trustees of the Trust are not compensated by the Trust.

Affiliated Transactions – The Funds may participate in purchase and sale transactions with other Funds or accounts that have a common investment adviser or Sub-adviser, commonly referred to as “cross trades.” These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price

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Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

of the security. During the year ended June 30, 2020, the aggregate value of purchases and sales cross trades with other Funds or accounts were as follows:

	Purchases	Sales	Realized Gain/(Loss)
Large Cap Growth Fund	$37,529,640	$9,612,933	$(720,961)
Large Cap Value Fund	44,724,012	2,526,394	(1,096,893)
Small/Mid Cap Growth Fund	1,974,008	20,872,406	(7,463,107)
Small/Mid Cap Value Fund	8,729,401	10,450,285	(2,921,498)
International Equity Fund	2,086,298	147,531	6,137

7. INTERFUND LENDING AGREEMENT

On June 1, 2016, the Funds received exemptive relief from the SEC to enter into a master interfund lending agreement with each other that permits each Fund to lend money directly to and borrow money directly from other Funds for temporary purposes. Each Fund may lend to another Fund, in aggregate, up to 15% of its current net assets at the time of the loan and a Fund’s loans, in aggregate, to any one Fund under the agreement may not exceed 5% of the lending Fund’s net assets. A loan under the agreement will not exceed duration of seven days and interest is charged on borrowings at a rate determined based on current short-term market interest rates and short-term lending rates available to the Funds. As of June 30, 2020, the Funds have yet to lend under this agreement.

8. INVESTMENT TRANSACTIONS

For the year ended June 30, 2020, purchases and sales of investment securities, other than short-term investments, were as follows:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Purchases:
U.S. Government	$15,012,301,528	$24,050,881,973	$4,270	$—	$—	$—	$—	$—
Other	5,131,703,121	7,026,415,901	3,547,370,833	8,279,609,864	6,489,465,034	2,960,951,745	3,346,247,565	4,910,356,010
Sales:
U.S. Government	16,475,231,220	25,563,826,963	9,196	—	—	—	—	—
Other	5,526,698,831	5,217,111,634	2,360,360,303	3,286,710,676	3,403,287,231	2,592,991,821	2,442,087,499	3,949,737,252

On May 13, 2020, as part of a capital contribution in-kind, the Large Cap Value Fund received securities with a fair value of $1,117,108,672 in exchange for 103,149,462 shares of the Fund. The received securities are not included in the table above or part of the portfolio turnover rate included in the Financial Highlights.

9. FEDERAL INCOME TAX INFORMATION

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary differences and permanent reclassifications have no effect on net assets. For the year ended June 30, 2020, the Funds made permanent book-to-tax reclassifications primarily related to the treatment of foreign currency, partnership taxable income, passive foreign investment company sales adjustments, paydowns, dividend re-designations and difference between book and tax accretion methods for market premium.

For the fiscal year ended June 30, 2020, the Funds made the following reclassifications between total distributable earnings and paid-in capital:

	Total Distributable Earnings/(Loss)	Paid-in Capital
Core Bond Fund	$1,191,929	$(1,191,929)
Core Plus Bond Fund	1	(1)
Municipal Bond Fund	301,693	(301,693)
Large Cap Growth Fund	—	—
Large Cap Value Fund	149,693	(149,693)
Small/Mid Cap Growth Fund	—	—
Small/Mid Cap Value Fund	—	—
International Equity Fund	988	(988)

Annual Report • June 30, 2020	83

Bridge Builder Mutual Funds

Notes to Financial Statements (Continued)

At June 30, 2020, gross unrealized appreciation and (depreciation) of investments and derivative contracts based on cost for federal income tax purposes were as follows:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Tax Cost of Portfolio	$13,693,941,682	$19,456,099,518	$6,333,257,178	$10,575,202,057	$11,582,853,193	$4,010,291,505	$5,154,632,793	$10,851,874,748

Gross Unrealized App	$947,551,943	$974,523,153	$216,565,988	$3,032,888,906	$1,592,711,758	$1,009,378,754	$582,214,445	$1,975,004,635
Gross Unrealized Dep	(66,798,911)	(454,871,609)	(35,208,483)	(129,460,379)	(702,214,556)	(212,864,056)	(626,299,138)	(1,525,535,840)

Net Unrealized App/(Dep)	$880,753,032	$519,651,544	$181,357,505	$2,903,428,527	$890,497,202	$796,514,698	$(44,084,693)	$449,468,795

The differences between book basis and tax basis appreciation/(depreciation) on investments is primarily attributable to wash sale loss deferrals, and differences in the tax treatment of mark to market on passive foreign investment companies, mark to market on derivatives, non-REIT return of capital, outstanding partnership basis and the amortization of premiums.

As of June 30, 2020, the components of total distributable earnings/(losses) on a tax basis were as follows:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Accumulated Capital and Losses (1)	$—	$—	$(29,317,119)	$—	$(165,774,871)	$—	$(94,228,917)	$(331,665,290)
Other (2)	(7,535,202)	(22,008,137)	(20,338)	(3,343)	(2,111)	(206)	—	(15,500)
Undistributed Ordinary Income	96,490,127	226,882,543	—	34,983,159	—	78,641,386	34,015,572	153,817,231
Undistributed Tax Exempt Income	—	—	—	—	—	—	—	—
Undistributed Long Term Capital Gain	178,063,534	181,979,038	—	185,081,832	—	419,764,657	—	—
Unrealized Appreciation/ (Depreciation)	880,753,032	522,749,378	181,357,505	2,903,428,749	890,489,187	796,514,698	(44,084,468)	448,914,057

Total Accumulated Gain/ (Loss)	$1,147,771,491	$909,602,822	$152,020,048	$3,123,490,397	$724,712,205	$1,294,920,535	$(104,297,813)	$271,050,498

(1)	Includes capital loss carryforwards and late year loss deferrals.

(2)	Includes straddle loss deferrals and organizational costs.

The differences between book basis and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including paydowns, organizational costs, straddle loss deferrals, and capital loss carryforwards.

At June 30, 2020, the Funds had the following capital loss carryforwards. The capital loss carryforwards do not have an expiration date and will retain their character as either short-term or long-term capital losses. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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As of June 30, 2020, the Funds had the following net capital loss carryforwards remaining:

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Short-Term	$—	$—	$19,716,201	$—	$—	$—	$72,793,070	$18,576,620
Long-Term	—	—	9,600,918	—	—	—	21,435,847	313,088,670

	$—	$—	$29,317,119	$—	$—	$—	$94,228,917	$331,665,290

At June 30, 2020, the Large Cap Value Fund deferred, on a tax basis, qualified late-year ordinary losses of $441,692 and post-October capital losses of $165,333,179. Under the current tax law, qualified late-year losses may be deferred and treated as occurring on the first day of a Fund’s next taxable year.

The tax character of distributions paid by the Funds during the fiscal periods ended June 30, 2020 and June 30, 2019 were as follows:

	Core Bond Fund		Core Plus Bond Fund		Municipal Bond Fund		Large Cap Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Distributions paid from:
Ordinary Income (1)	$488,061,643	$507,218,573	$873,942,340	$570,931,619	$1,934,488	$1,838,066	$69,786,448	$89,835,036
Tax Exempt Income	—	—	—	—	145,524,051	112,422,265	—	—
Long-term Capital Gains	8,807,697	—	42,109,769	—	—	—	89,644,295	203,110,633
Return of Capital	—	—	—	—	—	—	—	—

Total Distributions Paid	$496,869,340	$507,218,573	$916,052,109	$570,931,619	$147,458,539	$114,260,331	$159,430,743	$292,945,669

	Large Cap Value Fund		Small/Mid Cap Growth Fund		Small/Mid Cap Value Fund		International Equity Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Distributions paid from:
Ordinary Income (1)	$194,762,192	$162,988,789	$30,673,688	$53,634,791	$69,918,972	$64,175,282	$282,965,029	$199,914,003
Tax Exempt Income	—	—	—	—	—	—	—	—
Long-term Capital Gains	—	98,273,905	137,156,239	135,077,148	—	124,318,945	—	74,684,115
Return of Capital	—	—	—	—	—	—	—	—

Total Distributions Paid	$194,762,192	$261,262,694	$167,829,927	$188,711,939	$69,918,972	$188,494,227	$282,965,029	$274,598,118

(1)	Ordinary Income includes net short-term capital gains, if any.

10. RISKS

Investing in the Funds may involve certain risks including, but not limited to, those described below. Please refer to the Funds’ prospectus and statement of additional information for more information on risks associated with investing in the Funds.

a) Interest Rate Risk – Certain Funds invest in fixed-income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Alternatively, if rates fall, the value of these investments generally increases. Such Funds may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential

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government fiscal policy initiatives and resulting market reaction to those initiatives. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed-income markets and result in a decline in the value of the fixed-income investments held by the Funds. The value of a fixed-income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed-income security (or a portfolio of fixed-income securities) to changes in interest rates. The prices of fixed-income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed-income securities with greater duration. For example, a five-year duration means the fixed-income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed-income securities will not affect cash income generated, but may affect the value of an investment in the Fund. Floating rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the benchmark rate chosen, frequency of reset and reset caps or floors, among other things). Zero coupon bonds have longer durations than coupon-bearing bonds with comparable maturities and generally experience greater volatility in response to changing interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations.

The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

b) Liquidity Risk – Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. During times of significant market or economic turmoil, usually liquid markets for certain of a Fund’s investments may experience extreme reductions in buy-side demand, which may result in values of a Fund’s portfolio securities declining significantly over short or extended periods of time. These reductions in value may occur regardless of whether there has been a change in interest rates or a change in the credit rating of the issuer of the security. Under certain adverse market or economic conditions, Fund investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, a Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.

c) Redemption Risk – A Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Because the Funds currently are available only to participants in a single asset allocation program, a reduction in the allocation of program assets to the Funds could result in one or more large redemption requests. Moreover, as a result of the requirement that a Fund satisfy redemption requests even during times of significant market or economic turmoil, a Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining. This may require a Fund to realize investment losses at times that a Sub-adviser believes that it would have been advisable to hold a particular investment until a more orderly sale could occur or the market recovers.

d) Credit Risk – There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the

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credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities may exhibit speculative characteristics similar to high yield securities, and issuers of such securities may be more vulnerable to changes in economic conditions than issuers of higher grade securities.

e) Counterparty Risk – When a Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that a Fund buys a security from a seller (counterparty) that agrees to repurchase the security at an agreed upon price and time, but the counterparty later fails to repurchase the security.

f) Market Risk – Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets. As a result, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. The interconnection of international markets means that events in one country or region may affect the markets in other countries and regions, increasing the likelihood that inflation, interest rates, wars, natural disasters, acts of terrorism, infectious illness or other public health issues and recessions could affect the securities market. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

g) Equity Risk – Since certain Funds purchase equity securities, those Funds are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

h) Multi-Manager and Multi-Style Management Risk – Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing a Fund’s investment strategies in pursuit of its objective. To a significant extent, a Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard. In addition, because portions of each Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results.

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In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

i) Foreign Securities Risk – The securities of foreign issuers, including ADRs and GDRs, may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.

j) Currency Risk – While the Funds’ net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward foreign currency exchange contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

k) Geographic Focus Risk – To the extent that a significant portion of a Fund’s portfolio is invested in the securities of companies in a particular country or region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

l) High Yield Securities Risk – High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in the issuer’s credit worthiness.

m) Cybersecurity Risk – The Funds and their service providers may be susceptible to operational, information, security and related risks. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

11. NEW ACCOUNTING PRONOUNCEMENTS – In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition,

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derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

12. SUBSEQUENT EVENTS – Recently, the spread of coronavirus (COVID-19) has adversely affected global business activities and has resulted in significant uncertainty in the global economy and volatility in financial markets. The impact of COVID-19 continues to evolve and has been marked by rapid changes and developments. The impact of the outbreak may be short term or may last for an extended period of time and may have a material adverse impact on the Funds.

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Bridge Builder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bridge Builder Trust and Shareholders of Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund and Bridge Builder International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund and Bridge Builder International Equity Fund (eight of the funds constituting Bridge Builder Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

August 26, 2020

We have served as the auditor of one or more investment companies in the Bridge Builder Trust since 2013.

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Trustees and Officers (Unaudited)

Independent Trustees of the Trust (1)

Name	Role	Term	Principal Occupation	Number of Portfolios in Fund Complex (3) Overseen by Trustees	Other Directorships Held During Past Five Years
Jean E. Carter (Born: 1957)	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005)	9	Trustee, Brandes U.S. registered mutual funds (2008-2020), eight funds as of December 31, 2019.
Janice L. Innis-Thompson (Born: 1966)	Trustee, Chair of the Governance and Nominating Committee	Indefinite Term; Since Inception	Chief Compliance & Ethics Officer, Samsung Electronics America (since 2017); Retired (2016-2017); Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (2006-2016)	9	None.
Michelle M. Keeley (Born: 1964)	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010)	9	Independent Director, Federal Home Loan Bank of Des Moines. Independent Director, American Equity Life.
William N. Scheffel (Born: 1953)	Trustee, Chair of the Audit Committee	Indefinite Term; Since Inception	Retired; Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (2003-2016)	9	None.
John M. Tesoro (Born: 1952)	Lead Independent Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012)	9	Director; Teton Advisors, Inc. (registered investment adviser). Independent Trustee, BBH Trust (seven funds).

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Interested Trustees of the Trust (2)

Name	Role	Term	Principal Occupation	Number of Portfolios in Fund Complex (3) Overseen by Trustees	Other Directorships Held During Past Five Years
William E. Fiala* (Born: 1967)	Trustee, Chairman	Indefinite Term; Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1994-Present) Client Strategies Group (1994-Present)	9	None.
Merry Mosbacher* (Born: 1958)	Trustee	Indefinite Term; Since January 2020	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2020); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1986-2019); Associate, Edward Jones (1982-1985).	9	None.

Officers of the Trust

Name	Role	Term	Principal Occupation
Julius A. Drelick, III (Born: 1966)	President	Indefinite Term; Since August 2019	Director of Fund Administration and Strategic Products, Edward Jones (since 2016); Previously, Vice President of the Trust (2017-2019); Senior Vice President and Chief Compliance Officer at Voya Investment Management, LLC (2013-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013)
Aaron J. Masek (Born: 1974)	Treasurer	Indefinite Term; Since July 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015)
Paul Felsch** (Born: 1982)	Chief Compliance Officer and Vice President	Indefinite Term; Since January 2020	Senior Compliance Counsel, Edward Jones (since December 2016); Associate Compliance Counsel, Edward Jones (December 2013-November 2016).
Helge K. Lee (Born: 1946)	Secretary	Indefinite Term; Since July 2016	Associate General Counsel, Edward Jones (since 2014); Special Counsel, Godfrey & Kahn (2005-2014)
Evan S. Posner (Born: 1979)	Assistant Secretary	Indefinite Term; Since February 2019	Associate General Counsel at Edward Jones (since October 2018); Previously, Vice President, Counsel at Voya Investment Management (March 2012-September 2018)

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)

Mr. Fiala and Ms. Mosbacher are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)

The “Fund Complex” is comprised of each Fund offered by the Trust, one of which is not included in this Annual Report, and the Edward Jones Money Market Fund. No Trustee oversees, nor receives compensation from, the Edward Jones Money Market Fund, which is advised by Passport Research, Ltd., an affiliate of the Adviser.

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Trustees and Officers (Unaudited) (Continued)

*

Effective December 31, 2019, the Board accepted the retirement of William H. Broderick III as a Trustee of the Trust. Effective January 1, 2020 the Board appointed William E. Fiala as Chair of the Board. Additionally, effective January 1, 2020, the Board appointed Merry L. Mosbacher as a Trustee of the Trust.

**

Effective December 31, 2019, the Board accepted the resignation of Alan J. Herzog as the Chief Compliance Officer and Vice President of the Trust. Effective January 1, 2020, the Board appointed Paul W. Felsch as Chief Compliance Officer and Vice President of the Trust.

The business address of the Trustees and Officers is the address of the Trust: 12555 Manchester Road, St. Louis, MO 63131.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-855-823-3611.

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Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited)

Board Considerations of the Investment Advisory Agreement and Investment Sub-advisory Agreements

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of the Bridge Builder Trust (the “Trust”), including a majority of the Trustees who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements.

At a meeting held on May 19-20, 2020 via teleconference (the “May Renewal Meeting”) in reliance on and in compliance with the conditions of an SEC order granting relief from the in-person meeting requirement, the Trustees, including the Independent Trustees, considered and approved the continuance of an investment advisory agreement (the “Advisory Agreement”) with Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”) for the Bridge Builder Core Bond Fund (the “Core Bond Fund”), the Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”), the Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”), the Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”), the Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”), the Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”), and the Bridge Builder International Equity Fund (the “International Equity Fund”) (collectively, the “Funds”). The Trustees, including the Independent Trustees, also considered and approved the continuance of an investment sub-advisory agreement (each, a “Sub-advisory Agreement and collectively, the “Sub-advisory Agreements”) with each of the following Fund subadvisers whose Sub-advisory Agreements were subject to renewal at the May Renewal Meeting (listed next to the Fund(s) for which it serves as subadviser (each a “Subadviser” and collectively, the “Subadvisers”):

Fund	Subadviser*
Core Bond Fund	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) Loomis, Sayles & Company, L.P. (“Loomis”) PGIM, Inc. (“PGIM”) Robert W. Baird & Co. Inc. (“Baird”)
Core Plus Bond Fund	Loomis Metropolitan West Asset Management, LLC (“MetWest”) Pacific Investment Management Company LLC (“PIMCO”) T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Municipal Bond Fund	BlackRock Investment Management, LLC (BlackRock”) Fidelity Institutional Asset Management LLC (FIAM”) T. Rowe Price Wells Capital Management Incorporated (“Wells Cap”)
Large Cap Growth Fund	Jennison Associates LLC (“Jennison”) Lazard Asset Management, LLC (“Lazard”) Sustainable Growth Advisers, LP (“SGA”) BlackRock
Large Cap Value Fund	Artisan Partners Limited Partnership (“Artisan Partners”) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) Wellington Management Company, LLP (“Wellington”) BlackRock
Small/Mid Cap Growth Fund	Eagle Asset Management, Inc. (“Eagle”) Champlain Investment Partners, LLC (“Champlain”) ClearBridge Investments, LLC (“ClearBridge”) Stephens Investment Management Group, LLC (“Stephens”) BlackRock
Small/Mid Cap Value Fund

Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management Inc.) (“Boston Partners”)

Diamond Hill Capital Management, Inc. (“Diamond Hill”)

LSV Asset Management (“LSV”)

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”)

Silvercrest Asset Management Group LLC (“Silvercrest”)

Vaughan Nelson Investment Management, LP (“Vaughan Nelson”)

BlackRock

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Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

Fund	Subadviser*
International Equity Fund

Baillie Gifford Overseas Limited (“Baillie Gifford”)

Edinburgh Partners Limited (“Edinburgh”)

Mondrian Investment Partners Limited (“Mondrian”)

Pzena Investment Management, LLC (“Pzena”)

WCM Investment Management (“WCM”)

BlackRock

*	Note, not all of the Funds’ Sub-advisory Agreements were subject to renewal at the May Renewal Meeting and, therefore, the above is not a complete list of the Funds’ Sub-advisers.

In connection with the annual review process and in advance of the May Renewal Meeting, the Adviser and the Subadvisers provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the Advisory Agreement and Sub-advisory Agreements (collectively, the “Agreements”). The information furnished by the Adviser included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by the Adviser and the Subadvisers; (ii) each Fund’s historical investment performance and the historical investment performance of each Subadviser; (iii) the Adviser’s and the Subadvisers’ personnel, including portfolio managers; (iv) the investment practices and techniques used by the Adviser and the Subadvisers in managing the Funds; (v) the advisory fees payable by the Funds to the Adviser and the Funds’ overall fees and operating expenses, compared with those of a category and a peer group of mutual funds; (vi) the sub-advisory fees payable to each Subadviser; (vii) the Adviser’s and the Subadvisers’ compliance policies and procedures; (viii) the Adviser’s and the Subadvisers’ financial health; and (ix) other “fall-out” benefits the Adviser and/or its affiliates and the Subadvisers may receive based on their relationships with the Funds. At a meeting held via teleconference on May 5, 2020 and at the May Renewal Meeting (collectively, the “May Meetings”), representatives of the Adviser made presentations and responded to questions regarding services, fees, and other aspects of the Agreements.

In addition to the May Meetings, the Board met periodically over the course of the year since the most recent annual renewal of the Agreements. At these meetings, representatives of the Adviser and the Subadvisers furnished reports and other information to the Board regarding the performance of the Funds, the services provided to the Funds by the Adviser and the Subadvisers, and compliance and operations matters related to the Trust, the Funds, the Adviser, and the Subadvisers.

At the May Meetings, the Trustees received advice from Fund counsel, and the Independent Trustees received additional advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of advisory arrangements. The Independent Trustees met in executive session, outside the presence of the interested Trustees, Trust officers, and representatives of the Adviser and the Subadvisers, to discuss the Agreements and the services provided by the Adviser and the Subadvisers.

In considering and approving the Agreements, the Trustees considered information that they deemed relevant, including, but not limited to, the information discussed in further detail below. The Board considered not only the specific information presented in connection with the May Meetings, but also the knowledge gained over time through previous interactions with the Adviser and the Subadvisers. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services provided by the Adviser and the Subadvisers. The Trustees considered the nature, extent and quality of the services provided to the Funds by the Adviser and each Subadviser, including their respective responsibilities for management of the Funds. In this regard, the Board considered the Adviser’s oversight role and responsibilities with regard to the Subadvisers, and the Subadvisers’ roles in the day-to-day management of each Fund’s portfolio. The Board considered the Adviser’s assumption of business, entrepreneurial and overall managerial risks by advising the Funds. The Board also evaluated the Adviser’s oversight of the Subadvisers, which includes continuous analysis of, and regular discussions with each Subadviser about, the

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Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

investment strategies and performance of the portion of a Fund’s assets allocated to a particular Subadviser, and periodic on-site and other meetings with the Subadvisers. The Board also considered the enhanced oversight of the Subadvisers that the Adviser is performing in connection with the novel coronavirus disease (“COVID-19”) pandemic. The Board further considered the Adviser’s processes relating to Subadviser selection, monitoring, termination and allocation adjustments and the impact of the Adviser’s services on each Fund’s investment performance. The Board also took into account the Adviser’s oversight of the Funds’ other service providers, including the enhanced oversight the Adviser is performing in response to the COVID-19 pandemic.

The Board considered the Adviser’s and each Subadviser’s operations, including resources devoted to supporting such operations, including how the Adviser and each Subadviser continue to service the Funds during the COVID-19 pandemic with no material disruptions. The Board noted key additions to the Adviser’s and certain Subadviser’s personnel. The Board considered the Adviser’s and each Subadviser’s ability to attract and retain qualified investment professionals and the experience and skills of management and investment personnel of the Adviser and the Subadvisers. The Board also noted the compliance programs and compliance experience of the Adviser and the Subadvisers. In addition, the Board considered the administrative and other services that are provided to the Funds by the Adviser, including analytical tools the Adviser employs to help mitigate the Funds’ risks.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Adviser and the Subadvisers are capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Agreements.

2. Fees and Other Expenses. The Board received and reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of mutual fund industry data, comparing each Fund’s advisory fees and gross and net expense ratios (net of fee and expense waivers and reimbursements) to those paid by an independently-selected category and peer group of mutual funds. The Board noted that each of the Funds’ gross and net expenses were below their respective peer group medians. The Board also noted that, except for Core Plus Bond Fund, each Fund’s advisory fee was below its respective peer group median. The Board noted that the advisory fee before waivers for the Core Plus Bond Fund was higher than the peer group median, but the net expenses were lower than its peer group median. The Board observed that the Adviser had no similarly managed accounts for purposes of comparison. The Board reviewed the information provided by certain of the Subadvisers regarding fees charged to other similarly managed accounts, if any. To the extent provided, the Board reviewed information about structural, operational and other differences, including the amount of assets being managed and the range of services provided, between such similarly managed accounts and the portion of the Fund’s assets allocated to the particular Subadviser.

The Board noted that the Adviser has contractually agreed to waive its advisory fees to the extent advisory fees payable to the Adviser exceed the sub-advisory fees paid to a Subadviser for management of its allocated portion of a Fund or Funds. The Board noted that the Adviser may terminate this waiver arrangement without Board approval effective upon the end of the then current one-year period, by providing the Board written notice of such termination by April 15. The Board further noted that the Adviser has irrevocably agreed not to exercise its right to terminate the waiver arrangement upon the end of the current one-year period, resulting in the arrangement continuing until at least October 28, 2021.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees payable under the Agreements are reasonable in light of the nature, extent and quality of the services rendered by the Adviser and the Subadvisers.

3. The Funds’ Investment Performance Record. The Board reviewed the investment performance of each Fund on an absolute basis and in comparison to appropriate benchmarks and each Fund’s respective Morningstar category and peer group as independently selected by Broadridge. Each performance time period referenced below ended as of March 31, 2020.

96	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

The Board observed that the Core Bond Fund outperformed its peer group median but underperformed its benchmark index for the one- and three-year periods and outperformed its peer group median and benchmark index for the five-year period. The Board also reviewed the investment performance of each Subadviser of the Core Bond Fund. In so doing, the Board observed that J.P. Morgan underperformed its benchmark index over the one- and three-year periods but outperformed its benchmark index for the five-year period. The Board also noted that PGIM underperformed its benchmark index for the one, three, and five-year periods and that Baird underperformed its benchmark index for the one-year period but outperformed its benchmark index for the three- and five-year periods. Finally, the Board noted that Loomis underperformed its benchmark index for the one- and three-year periods and noted that Loomis’s performance information for the five-year period was unavailable as Loomis had not been managing its sleeve of the Fund for five years.

The Board observed that the Core Plus Bond Fund outperformed its peer group median but underperformed its benchmark index for the one- and three-year periods. The Board also reviewed the investment performance of each Subadviser of the Core Plus Bond Fund, noting that T. Rowe Price and Loomis underperformed their benchmark indices for the one- and three-year periods and MetWest underperformed its benchmark index for the one-year period, but outperformed its benchmark index for the three-year period. Finally, the Board observed that PIMCO underperformed its benchmark index for the one-year period and noted that PIMCO’s performance information for the three-year period was unavailable as PIMCO had not been managing its sleeve of the Fund for three years.

The Board reviewed the performance of the Municipal Bond Fund. The Board observed that the Municipal Bond Fund underperformed its peer group median and benchmark index for the one- and three-year periods. In reviewing the investment performance of each Subadviser of the Municipal Bond Fund, the Board observed that each of FIAM, Wells Cap and T. Rowe Price underperformed its benchmark index for the one- and three-year periods. The Board also observed that BlackRock underperformed its benchmark index for the one-year period, and observed that BlackRock’s performance information for the three-year period was unavailable as BlackRock had not been managing its sleeve of the Fund for three years.

In reviewing the investment performance of the Large Cap Growth Fund, the Board observed that the Fund underperformed its peer group median and benchmark index for the one- and three-year periods. In reviewing the investment performance of each Subadviser of the Large Cap Growth Fund, the Board noted that SGA underperformed its benchmark index for the one-year period but outperformed its benchmark index for the three-year period. The Board also noted that Lazard and BlackRock outperformed their benchmark indices for the one-year period but underperformed their benchmark indices for the three-year period. Finally, the Board observed that Jennison outperformed its benchmark index for the one- and three-year periods.

The Board considered the performance of the Large Cap Value Fund. The Board noted that the Large Cap Value Fund outperformed its peer group median and benchmark index for the one- and three-year periods. In reviewing the investment performance of each Subadviser of the Large Cap Value Fund, the Board noted that Barrow Hanley and Artisan Partners underperformed their benchmark indices for the one- and three-year periods and that Wellington and BlackRock outperformed their benchmark indices for the one- and three-year periods.

In reviewing the investment performance of the Small/Mid Cap Growth Fund, the Board observed that the Fund outperformed its benchmark index but underperformed its peer group median for the one-year period. For the three-year period, the Board noted that the Small/Mid Cap Growth Fund outperformed its peer group median and benchmark index. In reviewing the investment performance of each Subadviser of the Small/Mid Cap Growth Fund, the Board observed that Champlain and Eagle outperformed their benchmark indices for the one- and three-year periods. The Board also observed that ClearBridge and both BlackRock sleeves underperformed their benchmark indices for the one- and three-year periods. Finally, the Board noted that Stephens underperformed its benchmark index for the one-year period but outperformed its benchmark index for the three-year period. With respect to ClearBridge, the Board noted that it approved the continuation of the ClearBridge sub-advisory agreement through

Annual Report • June 30, 2020	97

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

the transition of the Small/Mid Cap Growth Fund’s ClearBridge allocation to Artisan Partners, which is currently planned for early-June, and also approved the termination of the ClearBridge sub-advisory agreement on a date to be determined by an officer of the Trust after that transition.

The Board reviewed the performance of the Small/Mid Cap Value Fund, observing that it outperformed its peer group median and benchmark index for the one-year period. For the three-year period, the Board noted that the Small/Mid Cap Value Fund outperformed its benchmark index but underperformed its peer group median. The Board reviewed the performance of each Subadviser as well, noting that Boston Partners, Silvercrest and Vaughan Nelson outperformed their benchmark indices over the one- and three-year periods, and LSV and both BlackRock sleeves underperformed their benchmark indices over for the one- and three-year periods. The Board also noted that MFS outperformed its benchmark index and Diamond Hill underperformed its benchmark index for the one-year period and observed that the three-year performance information for MFS and Diamond Hill was unavailable as MFS and Diamond Hill had not been managing their respective sleeves of the Fund for three years.

The Board observed that the International Equity Fund outperformed its peer group median and its benchmark index for the one- and three-year periods. In reviewing the performance of each Subadviser of the International Equity Fund, the Board noted that each of WCM, Edinburgh and Mondrian outperformed its benchmark index for the one- and three-year periods and Pzena and both BlackRock sleeves underperformed their benchmark indices for the one-year period. The Board also observed that Baillie Gifford outperformed its benchmark index for the one-year period but underperformed its benchmark index for the three-year period.

Taking into account the performance information above and other performance information deemed relevant by the Board, the Board concluded that the investment performance generated by each Subadviser was generally satisfactory, or that any steps being taken by the Adviser and Subadvisers to address any performance issues were satisfactory.

4. Profitability and Economies of Scale. The Board considered that the Adviser has contractually agreed to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to a Subadviser for management of its allocated portion of a Fund or Funds. Therefore, the Adviser does not profit or receive any differential compensation from allocating assets in any particular manner among the Subadvisers. In addition, the Board did not consider the profitability of the Subadvisers to be a material factor in their determination, given that the Subadvisers are not affiliated with the Adviser and, therefore, the sub-advisory fees are the result of an arms’ length negotiation. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process. The Board also considered whether the Funds’ fee structure is designed to share economies of scale with shareholders as the Funds’ assets grow. In this regard, the Board noted that most of the Subadvisers have agreed to contractual breakpoints in their sub-advisory fee schedules, which accrue to the benefit of Fund shareholders in light of the Adviser’s contractual fee waiver.

5. Indirect Benefits. The Board noted that Fund shares are available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program (asset-based fee program) sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser. Accordingly, the Board received and considered information about asset-based fees received by Edward Jones from participants in Edward Jones Advisory Solutions® in connection with their investments in the Funds as an indirect or “fall-out” benefit. In addition, the Board considered that the Adviser, Edward Jones and each Subadviser may derive a benefit to their reputations and standing in the investment community from their relationship with the Funds. The Board also noted that certain Subadvisers use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to such Subadvisers to the extent they use the research generated from such trading activities across their client base.

Based on the Board’s deliberations and its evaluation of the information described above and other information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements for an additional year.

98	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

Board Considerations of Amended and Restated Sub-Advisory Agreements with T. Rowe Price Associates, Inc. and LSV Asset Management for the Bridge Builder Large Cap Value Fund

Pursuant to Section 15 of the 1940 Act, as amended, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

At an in-person meeting held on February 25-26, 2020 (the “February 2020 In-Person Meeting”), the Board of Trustees of the Bridge Builder Trust (the “Board”), including a majority of the Independent Trustees, considered and approved a proposed Amended and Restated Investment Sub-Advisory Agreement among Olive Street Investment Advisers, LLC (the “Adviser” or “Olive Street”), T. Rowe Price Associates, Inc., (“T. Rowe Price”) and the Trust, on behalf of the Bridge Builder Large Cap Value Fund (the “Fund”) (the “T. Rowe Price A&R Sub-Advisory Agreement”) for an initial two-year term.

Also at the February 2020 In-Person Meeting, the Board, including a majority of the Independent Trustees, considered and approved a proposed Amended and Restated Investment Sub-Advisory Agreement among Olive Street, LSV Asset Management (“LSV”, and, together with T. Rowe Price, the “Subadvisers”) and the Trust, on behalf of the Fund (the “LSV A&R Sub-Advisory Agreement”, and, together with the T. Rowe Price A&R Sub-Advisory Agreement, the “A&R Sub-Advisory Agreements”) for an initial two-year term.

Pursuant to an exemptive order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new sub-advisers for the Fund with the approval of the Board but without obtaining shareholder approval.

In advance of the February 2020 In-Person Meeting, at a telephonic meeting held on February 18, 2020 (the “February 2020 Telephonic Meeting”, and, together with the February 2020 In-Person Meeting, the “February 2020 Board Meetings”), the Adviser and the Subadvisers furnished information to the Board reasonably necessary for the Board to evaluate the terms of the A&R Sub-Advisory Agreements. The Board had the opportunity to ask questions and request further information in connection with its consideration.

In addition, at the February 2020 Meetings, representatives of the Adviser and the Subadvisers (with respect to the February 2020 In-Person Meeting) made presentations and responded to questions regarding the Subadvisers’ services, fees and other aspects of the proposed sub-advisory relationship. The information provided to the Board in connection with the February 2020 Board Meetings included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by the Subadvisers; (ii) the Subadvisers’ investment management personnel; (iii) the Subadvisers’ operations; (iv) the Subadvisers’ investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to each Subadviser; (vi) the Subadvisers’ policies and compliance procedures; and (vii) the investment performance of accounts managed by the Subadvisers employing a large cap value strategy similar to the portion of the Fund proposed to be managed by each Subadviser.

The Board observed that T. Rowe Price is currently a subadviser to the Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”) and the Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”). The Board also observed that LSV is currently a subadviser to Bridge Builder Small/Mid Cap Value Fund (the “SMID Cap Value Fund”). As such, the Board determined that it was reasonable to consider certain information that the Board received regarding the Subadvisers in connection with evaluating the most recent renewal of the sub-advisory agreements relating to the Subadvisers with respect to such other Bridge Builder Funds which occurred at a telephonic meeting held on May 7, 2019 and an in-person meeting held on May 14-15, 2019 (together, the “May 2019 Meetings”).

The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of sub-advisory arrangements, and met in

Annual Report • June 30, 2020	99

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

executive session outside the presence of the interested Trustees, Fund management and representatives of the Adviser and the Subadvisers to discuss the A&R Sub-Advisory Agreements and the services to be provided by each Subadviser.

In considering the approval of the A&R Sub-Advisory Agreements, the Board considered various factors, as discussed in further detail below:

1. The nature, extent and quality of the services to be provided by the Subadvisers. The Board reviewed the portfolio management services and investment process proposed to be provided by the Subadvisers, including how each Subadviser’s investment philosophy and process complement those of the other subadvisers that manage the Fund. The Board also reviewed the background and experience of the Subadvisers’ portfolio management personnel. The Board considered the Subadvisers’ ability to attract and retain qualified investment professionals, and the experience and skills of management and investment personnel of the Subadviser. The Board also considered other services proposed to be provided to the Fund by the Subadvisers under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

The Board reviewed the terms of the proposed A&R Sub-advisory Agreements. In so doing, the Board observed that T. Rowe Price serves as a subadviser to the Core Plus Bond Fund and the Municipal Bond Fund pursuant to a sub-advisory agreement dated June 30, 2015, as amended on May 18, 2016, June 9, 2017, September 28, 2018 and November 28, 2018 (the “Prior T. Rowe Price Sub-Advisory Agreement”) and LSV serves as a subadviser to the SMID Cap Value Fund pursuant to a sub-advisory agreement dated October 15, 2016, as amended on June 9, 2017 and November 28, 2018 (the “Prior LSV Sub-Advisory Agreement”, and, together with the Prior T. Rowe Price Sub-Advisory Agreement the “Prior Sub-Advisory Agreements”). The Board further observed that the A&R Sub-Advisory Agreements incorporated the previously approved amendments to the Prior Sub-Advisory Agreements and that there were no material changes to the Prior Sub-Advisory Agreements other than the addition of the Fund.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each Subadviser is capable of providing services of the type and nature contemplated by the terms of the A&R Sub-Advisory Agreements.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to the Subadvisers. The Board considered the potential impact of each Subadviser’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s subadvisers. The Board noted that the Adviser may terminate this waiver arrangement without Board approval effective upon the end of the then current one-year period, by providing the Board written notice of such termination by April 15. The Board further noted that the Adviser has irrevocably agreed not to exercise its right to terminate the waiver arrangement upon the end of the current one-year period, resulting in the arrangement continuing until at least October 28, 2021. In addition, with respect to the T. Rowe Price A&R Sub-Advisory Agreement, the Board considered that the Fund’s assets allocated to T. Rowe Price will apply toward the breakpoints of the T. Rowe Price relationship pricing discount. The Board also observed the additional discounts that T. Rowe Price added to its relationship pricing discount in connection with adding the Fund to the T. Rowe Price A&R Sub-Advisory Agreement.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by each Subadviser.

3. The Subadvisers’ Investment Performance Record. Because the Subadvisers are new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by the

100	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

Subadvisers. The Board did consider each Subadviser’s performance history with respect to similarly-managed investment accounts. While there was no historical Subadviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of advisory and sub-advisory agreements

4. Profitability and Economies of Scale. The Board did not consider profitability of the Subadvisers to be a material factor, given that the Subadvisers are not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5. Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program (asset-based fee program) sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser. Accordingly, the Board received and considered information about asset-based fees received by Edward Jones from participants in Edward Jones Advisory Solutions in connection with their investments in the Fund as an indirect or “fall-out” benefit. In addition, the Board considered that the Adviser, Edward Jones and the Subadvisers may derive a benefit to their reputations and standing in the investment community from their relationship with the Fund. The Board also noted that the Subadviser may use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to the Subadviser to the extent the Subadviser uses the research generated from such trading activities across its client base.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board concluded, in the exercise of its reasonable judgment, that the terms of the A&R Sub-Advisory Agreements were reasonable in relation to the services expected to be provided by the Subadvisers to the Fund and that the approval of the A&R Sub-Advisory Agreements would be in the best interests of the Fund and its shareholders. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and all of the Independent Trustees voting separately, unanimously approved the A&R Sub-Advisory Agreements. In considering the approval of the A&R Sub-Advisory Agreements, the Board considered not only the specific information presented in connection with the February 2020 Meetings but also information from the May 2019 Meetings. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

Annual Report • June 30, 2020	101

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

Board Considerations of Amended Sub-Advisory Agreement with Artisan Partners for the Bridge Builder Small/Mid Cap Growth Fund

Pursuant to Section 15 of the 1940 Act, as amended, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

The Board of Trustees of the Bridge Builder Trust (the “Board”), including a majority of the Independent Trustees, previously approved a sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser” or “Olive Street”), the Trust, and Artisan Partners, L.P. (“Artisan Partners” or the “Subadviser”) dated February 19, 2015, and amended June 9, 2017 and November 29, 2017 (the “Existing Sub-advisory Agreement”).

At a meeting held on May 19-20, 2020 via teleconference (the “May Renewal Meeting”) in reliance on and in compliance with the conditions of an SEC order granting relief from the in-person meeting requirement, Olive Street proposed, and the Board, including a majority of the Independent Trustees, considered and approved, an amendment to the Existing Sub-advisory Agreement (the “Amended Sub-advisory Agreement”) to add Artisan Partners as a subadviser to the Small/Mid Cap Growth Fund (the “Fund”). At the May Renewal Meeting, Olive Street also proposed, and the Board, including a majority of the Independent Trustees, considered and approved, the annual continuance of the Existing Sub-advisory Agreement with respect to Artisan Partners’ services to the Large Cap Value Fund.

Pursuant to an exemptive order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new subadvisers for the Trust’s funds with the approval of the Board but without obtaining shareholder approval.

In advance of the May Renewal Meeting, at a meeting held via teleconference on May 7, 2020 (the “May 7, 2020 Telephonic Meeting”), the Adviser furnished information to the Board reasonably necessary for the Board to evaluate the terms of the Amended Sub-Advisory Agreement. The Board had the opportunity to ask questions and request further information in connection with its consideration.

In addition, at the May 7, 2020 Telephonic Meeting and the May Renewal Meeting, representatives of the Adviser made presentations and responded to questions regarding the Subadviser’s services, fees and other aspects of the proposed sub-advisory relationship. Further, at the May Renewal Meeting, representatives of the Subadviser made a presentation and responded to questions regarding the Subadviser’s services and other aspects of the proposed sub-advisory relationship. Collectively, the information provided to the Board in connection with the May 7, 2020 Telephonic Meeting and the May Renewal Meeting included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by the Subadviser; (ii) the Subadviser’s investment management personnel; (iii) the Subadviser’s operations; (iv) the Subadviser’s investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to the Subadviser; (vi) the Subadviser’s policies and compliance procedures; (vii) the Subadviser’s financial health; and (vii) the investment performance of accounts managed by the Subadviser employing a mid-cap growth strategy similar to the portion of the Fund proposed to be managed by the Subadviser.

The Board observed that Artisan Partners is currently a subadviser to the Large Cap Value Fund pursuant to the Existing Sub-Advisory Agreement. As such, the Board determined that it was reasonable to consider certain information that the Board received from the Adviser and Artisan Partners regarding Artisan Partners in connection with its annual evaluation of the Existing Sub-Advisory Agreement which occurred at a meeting held via teleconference on May 5, 2020 and the May Renewal Meeting (collectively, with the May 7, 2020 Telephonic Meeting, the “May Meetings”).

The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of sub-advisory arrangements, and met in

102	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

executive session outside the presence of the Interested Trustees, Fund management and representatives of the Adviser and the Subadviser to discuss the Amended Sub-Advisory Agreement and the services to be provided by the Subadviser.

In considering whether to approve the Amended Sub-Advisory Agreement the Board considered not only the specific information presented in connection with the May Meetings, but also the knowledge gained regarding the Subadviser over time through previous interactions with the Adviser and the Subadviser. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

In considering the approval of the Amended Sub-Advisory Agreement, the Board considered various factors, as discussed in further detail below:

1. The nature, extent and quality of the services to be provided by the Subadviser. The Board reviewed the portfolio management services and investment process proposed to be provided by the Subadviser, including how the Subadviser’s investment philosophy and process complement those of the other subadvisers that manage the Fund. The Board also reviewed the background and experience of the Subadviser’s portfolio management personnel. The Board considered the Subadviser’s ability to attract and retain qualified investment professionals, and the experience and skills of management and investment personnel of the Subadviser. The Board also considered other services proposed to be provided to the Fund by the Subadviser under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

The Board reviewed the terms of the Existing Sub-Advisory Agreement and proposed amendment. In so doing, the Board observed that Artisan Partners serves as a subadviser to the Large Cap Value Fund pursuant to the Existing Sub-advisory Agreement. The Board further observed that the amendment to the Existing Sub-advisory Agreement incorporates the proposed fee rate schedule for Artisan Partners’ sleeve of the Fund and that there were no other changes to the Existing Sub-advisory Agreement outside of the addition of the Fund.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Subadviser is capable of providing services of the type and nature contemplated by the terms of the Amended Sub-Advisory Agreement.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to the Subadviser. The Board considered the potential impact of the Subadviser’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s subadvisers. The Board noted that the Adviser may terminate this waiver arrangement without Board approval effective upon the end of the then current one-year period, by providing the Board written notice of such termination by April 15. The Board further noted that the Adviser has irrevocably agreed not to exercise its right to terminate the waiver arrangement upon the end of the current one-year period, resulting in the arrangement continuing until at least October 28, 2021.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Subadviser.

3. The Subadviser’s Investment Performance Record. Because the Subadviser is new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by the Subadviser. The Board did consider the Subadviser’s performance history with respect to similarly-managed

Annual Report • June 30, 2020	103

Bridge Builder Mutual Funds

Board Considerations of the Investment Advisory Agreement and Sub-advisory Agreements (Unaudited) (Continued)

investment accounts. While there was no historical Subadviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of advisory and sub-advisory agreements

4. Profitability and Economies of Scale. The Board did not consider profitability of the Subadviser to be a material factor, given that the Subadviser is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5. Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program (asset-based fee program) sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser. Accordingly, the Board received and considered information about asset-based fees received by Edward Jones from participants in Edward Jones Advisory Solutions in connection with their investments in the Fund as an indirect or “fall-out” benefit. In addition, the Board considered that the Adviser, Edward Jones and the Subadvisers may derive a benefit to their reputations and standing in the investment community from their relationship with the Fund. The Board also noted that the Subadviser may use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to the Subadviser to the extent the Subadviser uses the research generated from such trading activities across its client base.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board concluded, in the exercise of its reasonable judgment, that the terms of the Amended Sub-Advisory Agreement were reasonable in relation to the services expected to be provided by the Subadviser to the Fund. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and all of the Independent Trustees voting separately, unanimously approved the Amended Sub-Advisory Agreement.

104	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Liquidity Risk Management Program (Unaudited)

As required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended, each of the Bridge Builder mutual funds (the “Funds”) has adopted and implemented a written liquidity risk management program (“LRMP”) including policies and procedures reasonably designed to assess and manage the risk that a Fund may not be able to meet shareholder redemption requests without significantly diluting the interest of shareholders remaining in the Fund.

The Bridge Builder Board of Trustees (the “Board”) designated the Fund’s Investment Adviser, Olive Street Investment Advisers, LLC (the “Adviser”), as the LRMP Administrator (the “Administrator”) for the Funds. The Administrator established a committee made up of representatives from relevant departments within the Adviser and its affiliates (the “Liquidity Committee”) to assist in the implementation and day-to-day administration of the LRMP, and to carry out its liquidity risk management responsibilities.

During the period December 1, 2018 through November 30, 2019 (the “Period”), as required by the LRMP, each Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investment. The Administrator relied on a third-party data provider to facilitate the classification of each Fund’s investments based on criteria in each Fund’s LRMP. During the Period, the Funds primarily held assets that are classified as highly liquid investments and thus were not required to establish highly liquid investment minimums. During the Period, no Fund held more than 15% of its net assets in illiquid investments that are assets.

During the Period, the Liquidity Committee met monthly or more frequently, as necessary or appropriate in response to relevant market, trading or investment-specific considerations, to, among other things, review and determine liquidity classifications for portfolio investments and monitor the Funds’ liquidity risk.

As required by the LRMP, the Administrator assessed, managed and reviewed each Fund’s liquidity risk (the “Review”) for the Period. As part of this Review, the Administrator considered each Fund’s investment strategy; the liquidity of its investments; long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and its holdings of cash and cash equivalents, borrowing arrangements and other funding sources, as set forth in more detail below.

A. A Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: The Liquidity Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure. During the Period, none of the Funds changed their strategy, allowed concentrated investments, or relied extensively upon borrowing or derivatives.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Liquidity Committee reviewed historical shareholder activity. The Liquidity Committee also considered each Fund’s shareholder ownership, and the degree of confidence associated with a Fund’s short-term and long-term cash flow projections.

Further, the Liquidity Committee considered that each Fund may, under highly unusual circumstances, pay all or part of redemption proceeds in securities with a market value equal to the redemption price (redemption in kind) in order to protect the Fund’s remaining shareholders.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Liquidity Committee considered the average and lowest daily cash holdings of each Fund measured against the highest net redemptions during the Period. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending, as applicable.

Annual Report • June 30, 2020	105

Bridge Builder Mutual Funds

Liquidity Risk Management Program (Unaudited) (Continued)

The Administrator reflected the results of its Review in a written report to the Board, which addressed the operation, adequacy and effectiveness of the implementation of the LRMP and described any material changes made to the LRMP (the “Report”). At its meeting on May 20, 2020, the Board received the Report covering the Period. The Report concluded that each Fund’s LRMP is operating as intended and is effective in implementing the requirements of the Liquidity Rule. At that meeting, the Board also received reporting covering each Fund’s first quarter, which fell outside the Period. The quarterly reporting discussed recent market disruption and volatility caused by the pandemic spread of the novel coronavirus known as COVID-19 and related implications for the operation of the Fund’s LRMP.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

106	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

General Information (Unaudited)

Proxy Voting Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, free of charge, by calling 1-855-823-3611. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the 12-month period ending June 30 is available without charge, upon request, by calling 1-855-823-3611. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-PORT Disclosure

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling, 1-855-823-3611.

Household Delivery of Shareholder Documents

To reduce expenses the Funds may mail only one copy of the prospectus, Statement of Additional Information and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Trust at 1-855-823-3611. You will begin receiving individual copies thirty days after your request is received.

Schedule of Investments

Each Fund’s complete schedule of investments in securities of unaffiliated issuers is available without charge, upon request, by calling 1-855-823-3611, and on the Securities and Exchange Commission website at http://www.sec.gov as a part of Form N-CSR.

Tax Notice

The following table lists the percentages of dividend income distributed by the Funds for the period ended June 30, 2020, that were designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 and qualify for the corporate dividends received deduction, respectively.

	% of Dividend Income Distributed
Fund	Qualified Dividend Income	Corporate Dividends Received Deduction
Core Bond Fund	— %	— %
Core Plus Bond Fund	—	—
Municipal Bond Fund	—	—
Large Cap Growth Fund	93.66	91.13
Large Cap Value Fund	95.66	84.91
Small/Mid Cap Growth Fund	43.94	40.63
Small/Mid Cap Value Fund	96.85	94.34
International Equity Fund	83.83	1.34

Annual Report • June 30, 2020	107

Bridge Builder Mutual Funds

General Information (Unaudited) (Continued)

The following table lists the percentages of ordinary income distributions paid by the Funds, for the period ended June 30, 2020, that were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) and qualify as interest related dividends under Internal Revenue Code Section 871(k)(2)(c), respectively.

% of Ordinary Income Distributions
Fund	Short-Term Capital Gain Distributions
Core Bond Fund	7.23%
Core Plus Bond Fund	27.66
Municipal Bond Fund	—
Large Cap Growth Fund	—
Large Cap Value Fund	1.61
Small/Mid Cap Growth Fund	49.33
Small/Mid Cap Value Fund	—
International Equity Fund	—

For the Fiscal Year Ended June 30, 2020, the International Equity Fund earned foreign source income of $296,569,141 which amounts to $0.29 per share, and paid foreign taxes of $24,571,884 which amounts to $0.02 per share, which it intends to pass through to its shareholders pursuant Section 853 of the Internal Revenue Code.

108	Annual Report • June 30, 2020

Bridge Builder Mutual Funds

Privacy Notice (Unaudited)

Revised August 2019

FACTS	What Does the Bridge Builder Trust (“Bridge Builder”) Do with Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	* Social Security number	* Investment experience
	* Account balances	* Income and risk tolerance
	* Transaction history	* Assets and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Bridge Builder chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES BRIDGE BUILDER SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

WHO WE ARE

Who is providing this notice?	Bridge Builder Trust

WHAT WE DO
How does Bridge Builder protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Bridge Builder collect my personal information?	We collect your personal information, for example, when you deposit money with us, if you ever were to give us your contact information, open an account with us, provide us account information or make a wire transfer. We also collect your personal information from others, such as credit bureaus, affiliates or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

* Sharing for affiliates’ everyday business purposes – information about your creditworthiness

* Affiliates from using your information to market to you

* Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See the Other Important Information section for your rights under state law.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

* Olive Street Investment Advisers, LLC (“Olive Street”), our investment adviser, may be deemed to be affiliated with us. Olive Street is a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. (“JFC”), and is affiliated with other subsidiaries of JFC, including Edward D. Jones & Co., L.P. and Edward Jones Trust Company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. * Bridge Builder does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Bridge Builder does not currently engage in joint marketing efforts.

OTHER IMPORTANT INFORMATION
California residents	We will not share information we collect about you with companies outside of Bridge Builder, unless permitted by law. We also limit sharing among Bridge Builder and our affiliate companies to the extent required by California law.
Nevada residents

We are providing this notice to you pursuant to state law. Nevada law requires us to disclose that you may request to be placed on our internal “Do Not Call” list at any time by calling 800-441-2357, and that you may obtain further information by contacting the Nevada Attorney General, 555 E. Washington Ave., Suite 3900, Las Vegas, NV 89101;

phone 702-486-3132; email BCPINFO@ag.state.nv.us.

Questions? Call 855-823-3611 or go to www.bridgebuildermutualfunds.com

Annual Report • June 30, 2020	109

Investment Adviser

Olive Street Investment Advisers, LLC

12555 Manchester Road

St. Louis, MO 63131

Administrator & Fund Accountant

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Legal Counsel

Morgan Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker

Chicago, IL 60606

Bridge Builder Mutual Funds

Bridge Builder mutual funds, available exclusively through Edward Jones Advisory Solutions®, provide investors diversified expertise from leading asset management firms. The management of Bridge Builder mutual funds is rooted in our investment philosophy of diversification, a long-term approach and high quality.

Visit www.bridgebuildermutualfunds.com for more information.

Enroll in e-delivery

Add convenience and organization to your financial life by signing up for e-delivery. Visit www.edwardjones.com/edelivery to learn more and enroll.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus. Investors should carefully consider the investment objectives, risks and charges and expenses of the Funds prior to investing. The prospectus contains this and other important information and should be read carefully before investing.

DES-8308-A

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed December 16, 2015.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that John Tesoro and William Scheffel are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit fees” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$535,300	$525,300
Audit-Related Fees
Tax Fees	$62,675	$59,574
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	$62,675	$59,574
Registrant’s Investment Adviser	$0	$0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

Bridge Builder Core Bond Fund

Schedule of Investments

June 30, 2020

	Principal Amount	Value
BONDS & NOTES – 96.93%
Asset-Backed Obligations – 11.67%
ABFC 2005-AQ1 Trust
4.63%, 01/25/2034(1)	$144,080	$146,333
ABFC 2006-OPT1 Trust
0.33% (1 Month LIBOR USD + 0.15%, 0.15% Floor), 09/25/2036(2)	2,782,334	2,714,372
Academic Loan Funding Trust 2013-1
0.98% (1 Month LIBOR USD + 0.80%), 12/26/2044(2)(3)	749,135	716,666
Allegro CLO VII Ltd.
2.32% (3 Month LIBOR USD + 1.10%, 1.10% Floor), 06/13/2031(2)(3)	12,000,000	11,528,220
Ally Auto Receivables Trust 2019-4
1.84%, 06/17/2024	6,027,000	6,144,451
1.92%, 01/15/2025	1,987,000	2,036,314
1.93%, 10/17/2022	7,143,376	7,181,449
American Credit Acceptance Receivables Trust 2017-2
3.69%, 06/12/2023(3)	3,074,867	3,096,436
American Credit Acceptance Receivables Trust 2019-2
2.85%, 07/12/2022(3)	675,274	676,477
American Credit Acceptance Receivables Trust 2019-4
2.18%, 02/13/2023(3)	7,365,722	7,400,259
American Credit Acceptance Receivables Trust 2020-2 SER 2020-2
1.65%, 12/13/2023(3)	3,546,589	3,564,449
American Express Credit Account Master Trust
0.42% (1 Month LIBOR USD + 0.24%), 04/15/2024(2)	8,760,000	8,772,238
American Homes 4 Rent 2014-SFR2 Trust
3.79%, 10/17/2036(3)	3,738,830	4,015,652
4.29%, 10/17/2036(3)	300,000	326,719
6.23%, 10/17/2036(3)	1,000,000	1,111,509
American Homes 4 Rent 2014-SFR3 Trust
4.60%, 12/17/2036(3)	600,000	648,417
6.42%, 12/17/2036(3)	1,000,000	1,118,510
American Homes 4 Rent 2015-SFR1
3.47%, 04/17/2052(3)	2,037,995	2,181,439
5.64%, 04/17/2052(3)	3,900,000	4,301,546
American Homes 4 Rent 2015-SFR2 Trust
3.73%, 10/17/2052(3)	1,773,170	1,921,617
AmeriCredit Automobile Receivables Trust 2017-1
2.30%, 02/18/2022	294,944	295,382
2.71%, 08/18/2022	618,000	624,729
3.13%, 01/18/2023	1,387,000	1,408,127
AmeriCredit Automobile Receivables Trust 2017-2
3.42%, 04/18/2023	6,000,000	6,152,806
AmeriCredit Automobile Receivables Trust 2017-4
2.36%, 12/19/2022	5,355,000	5,412,326
AmeriCredit Automobile Receivables Trust 2018-1
3.50%, 01/18/2024	6,000,000	6,242,732
AmeriCredit Automobile Receivables Trust 2018-2
3.45%, 06/18/2024	7,636,000	7,899,269
AmeriCredit Automobile Receivables Trust 2019-1
3.13%, 02/18/2025	3,400,000	3,530,594
3.36%, 02/18/2025	3,500,000	3,637,242
AmeriCredit Automobile Receivables Trust 2019-2
2.43%, 09/19/2022	1,423,736	1,431,361
AmeriCredit Automobile Receivables Trust 2019-3
2.17%, 01/18/2023	1,252,551	1,261,746
AmeriCredit Automobile Receivables Trust 2020-1
1.48%, 01/21/2025	6,100,000	6,104,218
Amortizing Residential Collateral Trust 2002-BC5
1.22% (1 Month LIBOR USD + 1.04%, 0.69% Floor), 07/25/2032(2)	1,671,955	1,644,199
Anchorage Capital CLO 2013-1 Ltd.
2.56% (3 Month LIBOR USD + 1.25%), 10/13/2030(2)(3)	2,500,000	2,447,677
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W3
0.52% (1 Month LIBOR USD + 0.34%, 0.34% Floor), 11/25/2035(2)	1,218,042	1,212,535
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6
0.86% (1 Month LIBOR USD + 0.68%, 0.34% Floor), 11/25/2033(2)	1,862,969	1,750,913
Asset Backed Securities Corp. Home Equity Loan Trust Series AEG 2006-HE1
0.40% (1 Month LIBOR USD + 0.22%, 0.22% Floor), 01/25/2036(2)	1,878,586	1,863,566

Asset-Backed Pass-Through Certificates Series 2004-R2
0.96% (1 Month LIBOR USD + 0.78%, 0.39% Floor), 04/25/2034(2)	170,161	169,273
Atlas Senior Loan Fund III Ltd.
1.22% (3 Month LIBOR USD + 0.83%), 11/17/2027(2)(3)	5,925,236	5,817,420
Avis Budget Rental Car Funding AESOP LLC
2.33%, 08/20/2026(3)	6,100,000	5,899,586
2.36%, 03/20/2026(3)	12,000,000	11,831,965
3.70%, 09/20/2024(3)	6,200,000	6,243,034
4.00%, 03/20/2025(3)	5,800,000	5,853,414
B2R Mortgage Trust 2015-2
3.34%, 11/15/2048(3)	305,745	305,612
Bayview Financial Mortgage Pass-Through Trust 2007-B
6.83%, 08/28/2047(1)	155,701	153,609
Bear Stearns Asset Backed Securities Trust 2003-2
1.68% (1 Month LIBOR USD + 1.50%, 0.75% Floor, 11.00% Cap), 03/25/2043(2)	3,604,745	3,510,767
BMW Floorplan Master Owner Trust
0.50% (1 Month LIBOR USD + 0.32%), 05/15/2023(2)(3)	6,407,000	6,373,469
Business Jet Securities 2019-1 LLC
4.21%, 07/15/2034(3)	9,346,795	9,082,595
Business Jet Securities LLC
4.34%, 02/15/2033(3)	2,346,451	2,358,335
Business Jet Securities LLC 2018-2
4.45%, 06/15/2033(3)	5,395,697	5,353,684
BXG Receivables Note Trust 2012-A
2.66%, 12/02/2027(3)	68,791	68,406
Camillo Issuer LLC 2016-SFR1 A
5.00%, 12/05/2023(3)(12)	4,935,427	4,924,631
Capital Auto Receivables Asset Trust 2018-1
2.79%, 01/20/2022(3)	2,312,598	2,321,687
Capital One Multi-Asset Execution Trust
1.72%, 08/15/2024	2,808,000	2,886,308
Capital One Prime Auto Receivables Trust 2019-2
1.92%, 05/15/2024	3,455,000	3,533,617
Carlyle US Clo 2017-1 Ltd.
2.37% (3 Month LIBOR USD + 1.23%), 04/20/2031(2)(3)	5,496,412	5,299,514
Carlyle US Clo 2017-2 Ltd.
2.36% (3 Month LIBOR USD + 1.22%), 07/20/2031(2)(3)	3,000,000	2,886,165
CarMax Auto Owner Trust
1.89%, 12/16/2024	3,601,000	3,705,163
2.03%, 06/16/2025	2,415,000	2,516,320
CarMax Auto Owner Trust 2018-2
3.16%, 07/17/2023	2,635,000	2,742,604
CarMax Auto Owner Trust 2019-1
3.26%, 08/15/2024	1,614,000	1,695,931
Carnow Auto Receivables Trust 2019-1
3.36%, 06/17/2024(3)	3,710,000	3,720,481
Carvana Auto Receivables Trust 2019-3
3.04%, 04/15/2025(3)	11,005,000	11,092,721
Catamaran CLO 2014-2 Ltd.
2.54% (3 Month LIBOR USD + 1.40%), 10/18/2026(2)(3)	311,388	310,066
CBAM 2019-11 Ltd.
2.50% (3 Month LIBOR USD + 1.36%, 1.36% Floor), 10/20/2032(2)(3)	22,000,000	21,483,495
Chase Funding Trust Series 2003-4
5.11%, 05/25/2033(1)	118,684	123,404
Chase Funding Trust Series 2003-6
5.00%, 11/25/2034(1)	152,894	160,046
5.00%, 11/25/2034(1)	260,322	271,372
CIFC Funding 2018-II Ltd.
2.18% (3 Month LIBOR USD + 1.04%), 04/20/2031(2)(3)	10,000,000	9,683,100
CLUB Credit Trust
3.82%, 01/15/2026(3)	1,796,385	1,807,793
Colony American Finance 2016-2 Ltd.
2.55%, 11/15/2048(3)	793,135	795,006
Commonbond Student Loan Trust 2017-B-GS
2.68%, 09/25/2042(3)	5,991,707	6,090,056
Commonbond Student Loan Trust 2018-A-GS
3.21%, 02/25/2044(3)	5,045,807	5,187,816
Commonbond Student Loan Trust 2018-C-GS
3.87%, 02/25/2046(3)	1,817,195	1,888,815
Conseco Finance Corp.
6.18%, 04/01/2030	9,305	9,468
6.22%, 03/01/2030	24,525	25,027

Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-HP1
2.59%, 12/15/2026(3)	3,328,246	3,341,723
Consumer Loan Underlying Bond Credit Trust 2019-P1
2.94%, 07/15/2026(3)	1,822,829	1,829,057
COOF Securitization Trust 2014-1 Ltd.
2.91%, 06/25/2040(3)(4)	685,275	63,186
Corevest American Finance 2019-1 Trust
3.88%, 03/15/2052(3)	4,860,000	5,030,445
Corevest American Finance 2019-3 Trust
2.71%, 10/15/2052(3)	5,558,016	5,701,516
3.16%, 10/15/2052(3)	2,250,000	2,218,468
3.27%, 10/15/2052(3)	5,862,000	5,432,149
Countrywide Asset-Backed Certificates
4.30%, 02/25/2036(4)	43,643	44,856
5.12%, 02/25/2035(1)	15,744	15,721
5.43%, 02/25/2033(4)	39,545	36,970
5.97%, 09/25/2046(4)	52,411	49,774
CPS Auto Receivables Trust 2015-B
4.20%, 05/17/2021(3)	469,634	471,342
CPS Auto Receivables Trust 2015-C
4.63%, 08/16/2021(3)	511,117	513,715
CPS Auto Receivables Trust 2017-B
2.92%, 02/15/2022(3)	247,765	248,082
3.95%, 03/15/2023(3)	3,485,000	3,518,189
CPS Auto Receivables Trust 2017-C
2.86%, 06/15/2023(3)	644,198	645,672
3.79%, 06/15/2023(3)	791,000	803,148
CPS Auto Receivables Trust 2019-A
3.18%, 06/15/2022(3)	1,335,756	1,340,356
CPS Auto Receivables Trust 2019-B
2.89%, 05/16/2022(3)	427,016	428,482
CPS Auto Receivables Trust 2019-C
2.55%, 09/15/2022(3)	2,776,964	2,793,037
CPS Auto Receivables Trust 2019-D
2.17%, 12/15/2022(3)	2,198,883	2,211,404
CPS Auto Receivables Trust 2020-A
2.09%, 05/15/2023(3)	7,495,917	7,558,212
CPS Auto Receivables Trust 2020-B
1.15%, 07/17/2023(3)	2,177,947	2,181,628
2.11%, 04/15/2026(3)	1,303,000	1,314,312
Credit Acceptance Auto Loan Trust 2017-2
3.35%, 06/15/2026(3)	811,000	815,550
Credit Acceptance Auto Loan Trust 2018-1
3.01%, 02/16/2027(3)	3,961,057	3,985,557
Credit Acceptance Auto Loan Trust 2018-3
3.55%, 08/15/2027(3)	3,090,000	3,142,217
Credit Acceptance Auto Loan Trust 2019-1
3.33%, 02/15/2028(3)	7,351,000	7,523,045
Credit Acceptance Auto Loan Trust 2020-1
2.39%, 04/16/2029(3)	6,680,000	6,760,259
CSMC 2018-RPL8 Trust
4.13%, 07/25/2058(3)(4)	6,031,568	6,174,579
CWABS Asset-Backed Certificates Trust 2004-15
4.61%, 04/25/2035(4)	1,303	1,313
CWABS Asset-Backed Certificates Trust 2005-1
5.03%, 07/25/2035(4)	3,196	3,244
CWABS Asset-Backed Certificates Trust 2005-17
5.56%, 05/25/2036(4)	17,126	17,540
CWABS, Inc. Asset-Backed Certificates Series 2004-1
0.74% (1 Month LIBOR USD + 0.56%, 0.28% Floor), 04/25/2034(2)	1,112	960
0.93% (1 Month LIBOR USD + 0.75%, 0.50% Floor), 03/25/2034(2)	20,287	20,096
1.01% (1 Month LIBOR USD + 0.83%, 0.55% Floor), 03/25/2034(2)	6,477	6,372
CWABS, Inc. Asset-Backed Certificates Trust 2004-6
0.96% (1 Month LIBOR USD + 0.78%, 0.39% Floor), 11/25/2034(2)	639,595	595,370
1.08% (1 Month LIBOR USD + 0.90%, 0.60% Floor), 10/25/2034(2)	9,424	8,672
Delta Air Lines 2015-1 Class AA Pass Through Trust
3.63%, 07/30/2027	1,046,329	1,034,725
Diamond Resorts Owner Trust
3.27%, 10/22/2029(3)	1,177,348	1,175,735
Diamond Resorts Owner Trust 2018-1
3.70%, 01/21/2031(3)	2,745,480	2,799,966

Diamond Resorts Owner Trust 2019-1
3.53%, 02/20/2032(3)	6,613,792	6,341,941
Discover Card Execution Note Trust
0.45% (1 Month LIBOR USD + 0.27%), 12/15/2023(2)	4,368,000	4,373,635
3.04%, 07/15/2024	3,302,000	3,436,708
Drive Auto Receivables Trust
3.66%, 11/15/2024	6,470,702	6,529,804
Drive Auto Receivables Trust 2016-C
4.18%, 03/15/2024(3)	2,023,752	2,052,120
Drive Auto Receivables Trust 2017-1
3.84%, 03/15/2023	3,504,319	3,557,211
Drive Auto Receivables Trust 2017-3
3.53%, 12/15/2023(3)	9,564,738	9,699,931
Drive Auto Receivables Trust 2017-A
4.16%, 05/15/2024(3)	1,315,773	1,333,346
Drive Auto Receivables Trust 2017-B
3.72%, 10/17/2022(3)	852,432	858,536
Drive Auto Receivables Trust 2019-1
4.09%, 06/15/2026	2,645,000	2,696,334
Drive Auto Receivables Trust 2019-2
3.17%, 11/15/2023	4,747,000	4,799,426
Drive Auto Receivables Trust 2019-3
2.65%, 02/15/2024	4,200,000	4,237,194
Drive Auto Receivables Trust 2019-4
2.23%, 01/16/2024	6,016,000	6,094,317
Drive Auto Receivables Trust 2020-1
1.99%, 12/15/2022	5,024,762	5,046,626
2.02%, 11/15/2023	7,361,000	7,464,487
Drive Auto Receivables Trust 2020-2
1.42%, 03/17/2025	2,260,000	2,266,735
2.28%, 08/17/2026	1,611,000	1,627,146
DT Auto Owner Trust 2017-1
3.55%, 11/15/2022(3)	1,738,603	1,748,160
DT Auto Owner Trust 2017-3
3.58%, 05/15/2023(3)	1,187,409	1,197,940
DT Auto Owner Trust 2018-2
3.67%, 03/15/2024(3)	6,131,052	6,181,753
DT Auto Owner Trust 2018-3
3.02%, 02/15/2022(3)	93,322	93,410
DT Auto Owner Trust 2019-1
3.08%, 09/15/2022(3)	1,585,528	1,589,665
DT Auto Owner Trust 2019-2
2.85%, 09/15/2022(3)	1,010,458	1,015,549
DT Auto Owner Trust 2019-3
2.55%, 08/15/2022(3)	1,352,967	1,359,932
DT Auto Owner Trust 2019-4
2.17%, 05/15/2023(3)	5,093,035	5,123,583
2.73%, 07/15/2025(3)	7,080,000	7,156,252
DT Auto Owner Trust 2020-1
1.94%, 09/15/2023(3)	4,849,437	4,879,292
DT Auto Owner Trust 2020-2
1.14%, 01/16/2024(3)	3,998,000	4,005,034
2.08%, 03/16/2026(3)	951,000	959,183
DTAT Asset Trust 2017-B
5.84%, 12/16/2020(3)(12)	3,400,000	3,390,922
Engs Commercial Finance Trust 2016-1
2.63%, 02/22/2022(3)	4,345	4,348
Exeter Automobile Receivables Trust 2017-1
3.95%, 12/15/2022(3)	549,323	553,035
Exeter Automobile Receivables Trust 2017-2
2.82%, 05/16/2022(3)	258,541	258,765
Exeter Automobile Receivables Trust 2017-3
3.68%, 07/17/2023(3)	3,836,000	3,905,305
Exeter Automobile Receivables Trust 2018-4
3.64%, 11/15/2022(3)	1,168,125	1,173,108
Exeter Automobile Receivables Trust 2019-2
2.93%, 07/15/2022(3)	502,684	503,771
Exeter Automobile Receivables Trust 2019-4
2.18%, 01/17/2023(3)	2,898,763	2,911,090
Exeter Automobile Receivables Trust 2020-1
2.05%, 06/15/2023(3)	8,186,097	8,235,243
Exeter Automobile Receivables Trust 2020-2
1.13%, 08/15/2023(3)	10,260,000	10,274,083
2.08%, 07/15/2024(3)	2,615,000	2,638,150

First Investors Auto Owner Trust 2015-2
4.22%, 12/15/2021(3)	152,052	152,262
First Investors Auto Owner Trust 2017-1
2.67%, 04/17/2023(3)	1,331,674	1,333,587
3.60%, 04/17/2023(3)	2,847,000	2,893,989
First Investors Auto Owner Trust 2019-2
2.21%, 09/16/2024(3)	4,319,302	4,375,011
Flagship Credit Auto Trust 2015-3
4.65%, 03/15/2022(3)	277,753	278,892
Flagship Credit Auto Trust 2016-1
6.22%, 06/15/2022(3)	2,353,794	2,389,104
Flagship Credit Auto Trust 2016-4
2.71%, 11/15/2022(3)	1,027,716	1,032,630
Flagship Credit Auto Trust 2017-2
2.96%, 07/15/2023(3)	5,195,000	5,253,339
3.62%, 07/15/2023(3)	2,995,000	3,056,505
Flagship Credit Auto Trust 2018-3
3.79%, 12/16/2024(3)	7,710,000	7,931,497
Flagship Credit Auto Trust 2019-1
3.11%, 08/15/2023(3)	4,677,923	4,743,227
Flagship Credit Auto Trust 2019-2
2.83%, 10/16/2023(3)	7,903,599	8,022,765
Flagship Credit Auto Trust 2019-4
2.17%, 06/17/2024(3)	10,526,743	10,664,180
3.12%, 01/15/2026(3)	9,275,000	9,382,670
Flagship Credit Auto Trust 2020-1
1.90%, 08/15/2024(3)	10,273,966	10,380,269
Flagship Credit Auto Trust 2020-2 SER 2020-2 CL A REGD 144A P/P
1.49%, 07/15/2024(3)	5,201,452	5,232,038
Ford Credit Auto Owner Trust 2016-REV1
2.31%, 08/15/2027(3)	7,000,000	7,065,228
Ford Credit Auto Owner Trust 2016-REV2
2.03%, 12/15/2027(3)	10,000,000	10,115,867
Ford Credit Auto Owner Trust 2017-C
2.01%, 03/15/2022	1,443,472	1,450,459
Ford Credit Auto Owner Trust 2018-REV1
3.19%, 07/15/2031(3)	24,024,000	25,725,286
Ford Credit Auto Owner Trust 2019-REV1
3.52%, 07/15/2030(3)	2,150,000	2,299,999
Ford Credit Auto Owner Trust 2020-A SER 2020-A CL A2 REGD
1.03%, 10/15/2022	360,000	361,617
Ford Credit Auto Owner Trust 2020-A SER 2020-A CL A3 REGD
1.04%, 08/15/2024	3,124,000	3,156,504
Ford Credit Auto Owner Trust 2020-A SER 2020-A CL A4 REGD
1.35%, 07/15/2025	2,163,000	2,206,770
Ford Credit Auto Owner Trust 2020-B
0.79%, 11/15/2025	3,711,000	3,715,490
Ford Credit Auto Owner Trust 2020-REV1
2.04%, 08/15/2031(3)	12,300,000	12,498,310
FORT CRE 2018-1 LLC
3.02% (1 Month LIBOR USD + 2.83%, 2.83% Floor), 11/16/2035(2)(3)	11,800,000	10,764,267
Foundation Finance Trust 2017-1
3.30%, 07/15/2033(3)	1,520,097	1,532,608
Foundation Finance Trust 2019-1
3.86%, 11/15/2034(3)	2,950,998	2,978,284
Foursight Capital Automobile Receivables Trust 2017-1
3.05%, 12/15/2022(3)	4,000,000	4,022,731
FREED ABS TRUST 2018-1
3.61%, 07/18/2024(3)	512,387	510,722
FREED ABS TRUST 2018-2
3.99%, 10/20/2025(3)	1,444,703	1,444,138
FREED ABS TRUST 2019-2
2.62%, 11/18/2026(3)	2,801,134	2,800,583
FTF 2019-1 A FRN
5.50%, 08/15/2020(4)(12)	4,768,029	3,337,853
Galaxy XXIX CLO Ltd.
1.18% (3 Month LIBOR USD + 0.79%), 11/15/2026(2)(3)	4,540,774	4,464,875
GE Capital Mortgage Services, Inc. 1999-HE1 Trust
6.27%, 04/25/2029	13	13
6.71%, 04/25/2029(4)	18,001	15,867

GM Financial Automobile Leasing Trust 2020-2
0.80%, 07/20/2023	3,688,000	3,693,996
1.01%, 07/22/2024	1,000,000	1,004,281
GM Financial Consumer Automobile 2017-1
1.78%, 10/18/2021(3)	535,276	535,926
GM Financial Consumer Automobile Receivables Trust 2018-1
2.32%, 07/18/2022	2,993,502	3,018,756
GM Financial Consumer Automobile Receivables Trust 2018-4
3.62%, 06/17/2024	1,400,000	1,477,278
GM Financial Consumer Automobile Receivables Trust 2020-1
1.84%, 09/16/2024	8,369,000	8,565,109
GM Financial Consumer Automobile Receivables Trust 2020-2 SER 2020-2 CL A3 REGD
1.49%, 12/16/2024	3,095,000	3,163,714
GM Financial Consumer Automobile Receivables Trust 2020-2 SER 2020-2 CL A4 REGD
1.74%, 08/18/2025	1,486,000	1,535,527
GMF Floorplan Owner Revolving Trust
2.90%, 04/15/2026(3)	17,200,000	17,922,962
Gold Key Resorts 2014-A LLC
3.22%, 03/17/2031(3)	230,709	230,691
Golden Bear 2016-R LLC
5.65%, 09/20/2047(3)	1,121,408	1,102,251
Goodgreen 2017-1 Trust
3.74%, 10/15/2052(3)	1,275,885	1,333,229
Goodgreen 2017-2 Trust
3.26%, 10/15/2053(3)	3,498,946	3,564,625
Goodgreen 2017-R1 Trust
5.00%, 10/20/2051(3)(4)	5,957,941	6,001,199
Goodgreen 2019-2 Trust
2.76%, 10/15/2054(3)	5,161,322	5,113,772
Greenwood Park CLO Ltd.
2.23% (3 Month LIBOR USD + 1.01%), 04/15/2031(2)(3)	23,000,000	22,435,350
GSAMP Trust 2005-WMC2
0.80% (1 Month LIBOR USD + 0.62%, 0.31% Floor), 11/25/2035(2)	854,436	852,350
GSAMP Trust 2006-HE7
0.41% (1 Month LIBOR USD + 0.23%, 0.23% Floor), 10/25/2046(2)	874,333	853,033
Headlands Residential 2018-RPL1 LLC
4.25%, 06/25/2023(1)(3)	8,245,000	8,376,941
HERO Funding 2017-3
3.95%, 09/20/2048(3)	2,962,967	3,107,138
HERO Funding II 2016-3B
5.24%, 09/20/2042(3)	577,108	582,352
HERO Funding Trust 2016-2
3.75%, 09/20/2041(3)	1,705,181	1,777,460
HERO Funding Trust 2016-3
3.08%, 09/20/2042(3)	746,437	761,734
HERO Funding Trust 2016-4A
3.57%, 09/20/2047(3)	2,319,341	2,428,461
HERO Funding Trust 2017-1A
4.46%, 09/20/2047(3)	4,050,117	4,304,157
HERO Funding Trust 2017-2
3.28%, 09/20/2048(3)	3,752,127	3,875,280
Hilton Grand Vacations Trust 2017-A
2.66%, 12/26/2028(3)	1,080,675	1,066,486
Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-A
0.38% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 03/25/2036(2)	22,802	22,441
Honda Auto Receivables 2017-4 Owner Trust
2.05%, 11/22/2021	1,359,335	1,365,578
Honda Auto Receivables 2020-2 Owner Trust SER 2020-2 CL A2 REGD
0.74%, 11/15/2022	1,140,000	1,143,443
Honda Auto Receivables 2020-2 Owner Trust SER 2020-2 CL A3 REGD
0.82%, 07/15/2024	3,810,000	3,835,804
Honda Auto Receivables 2020-2 Owner Trust SER 2020-2 CL A4 REGD
1.09%, 10/15/2026	1,022,000	1,035,852
Hyundai Auto Receivables Trust 2019-A
2.66%, 06/15/2023	3,452,000	3,539,153
Hyundai Auto Receivables Trust 2020-A SER 2020-A CL A3 REGD
1.41%, 11/15/2024	4,157,000	4,247,764
Hyundai Auto Receivables Trust 2020-A SER 2020-A CL A4 REGD
1.72%, 06/15/2026	3,308,000	3,412,198
Imc Home Equity Loan Trust 1997-5
6.88%, 11/20/2028	30	30
Kabbage Funding LLC
3.83%, 03/15/2024(3)	8,851,521	8,737,578
4.07%, 03/15/2024(3)	7,519,000	6,393,031

KGS-Alpha SBA COOF Trust
0.63%, 05/25/2039(3)(4)	2,118,425	31,901
KGS-Alpha SBA COOF Trust 2012-2
0.98%, 08/25/2038(3)(4)	2,361,571	47,687
KGS-Alpha SBA COOF Trust 2014-2
2.76%, 04/25/2040(3)(4)	740,659	63,659
KKR CLO 11 Ltd.
2.40% (3 Month LIBOR USD + 1.18%), 01/15/2031(2)(3)	6,250,000	6,060,769
KVK CLO 2018-1 Ltd.
1.31% (3 Month LIBOR USD + 0.93%), 05/20/2029(2)(3)	25,000,000	24,454,250
Laurel Road Prime Student Loan Trust 2017-C
2.81%, 11/25/2042(3)	3,705,177	3,792,493
Laurel Road Prime Student Loan Trust 2018-B
3.54%, 05/26/2043(3)	7,296,711	7,385,657
Legacy Mortgage Asset Trust 2019-GS4
3.44%, 05/25/2059(1)(3)	4,102,113	4,094,466
Lendingpoint 2019-2 Asset Securitization Trust
3.07%, 11/10/2025(3)	4,067,606	4,078,512
Lendmark Funding Trust 2018-1
5.03%, 12/21/2026(3)	1,900,000	1,847,297
LL ABS Trust 2019-1
2.87%, 03/15/2027(3)	3,285,269	3,301,309
Long Beach Mortgage Loan Trust 2004-1
0.93% (1 Month LIBOR USD + 0.75%, 0.50% Floor), 02/25/2034(2)	142,534	137,012
Long Beach Mortgage Loan Trust 2004-3
1.04% (1 Month LIBOR USD + 0.86%, 0.57% Floor), 07/25/2034(2)	35,464	33,186
LV Tower 52 Issuer 2013-1
5.75%, 02/15/2023(3)(12)	2,651,169	2,673,943
7.75%, 02/15/2023(3)(12)	990,199	998,705
Man GLG US CLO 2018-2 Ltd.
2.46% (3 Month LIBOR USD + 1.24%, 1.24% Floor), 10/15/2028(2)(3)	8,000,000	7,860,808
Mariner Finance Issuance Trust 2019-A
3.51%, 07/20/2032(3)	5,235,000	5,052,377
MASTR Asset Backed Securities Trust 2006-NC1
0.78% (1 Month LIBOR USD + 0.60%, 0.30% Floor), 01/25/2036(2)	550,325	549,460
MidOcean Credit CLO III
2.23% (3 Month LIBOR USD + 1.12%, 1.12% Floor), 04/21/2031(2)(3)	15,345,798	15,008,513
MidOcean Credit CLO IX
2.29% (3 Month LIBOR USD + 1.15%, 1.15% Floor), 07/20/2031(2)(3)	4,000,000	3,912,808
Mid-State Capital Corp. 2006-1 Trust
6.08%, 10/15/2040(3)	649,059	696,508
Mid-State Capital Trust 2010-1
3.50%, 12/15/2045(3)	149,771	152,630
5.25%, 12/15/2045(3)	269,507	278,742
MMAF Equipment Finance LLC 2019-B
2.29%, 11/12/2041(3)	7,200,000	7,623,721
Mountain View CLO 2015-9 Ltd.
2.34% (3 Month LIBOR USD + 1.12%), 07/15/2031(2)(3)	20,000,000	19,206,620
MRA Issuance Trust 2019-3 REGD
2.03% (1 Month LIBOR USD + 1.85%), 07/10/2020(2)(3)(12)	3,900,000	3,900,000
MRA Issuance Trust 2019-3 SER 2019-3 CL A2 V/R REGD 144A P/P
2.03% (1 Month LIBOR USD + 1.85%), 07/10/2020(2)(3)(12)	7,525,800	7,525,800
Navient Private Education Refi Loan Trust 2018-A
3.19%, 02/18/2042(3)	14,956,813	15,308,644
Navient Private Education Refi Loan Trust 2018-C
3.52%, 06/16/2042(3)	5,700,000	5,881,937
Navient Private Education Refi Loan Trust 2019-C
3.13%, 02/15/2068(3)	6,600,000	6,809,204
Navient Private Education Refi Loan Trust 2020-B
2.12%, 01/15/2069(3)	5,400,000	5,485,207
Navient Student Loan Trust 2018-EA
4.00%, 12/15/2059(3)	6,200,000	6,458,204
New Century Home Equity Loan Trust Series 2003-5
5.04%, 11/25/2033(1)	149,781	154,619
New Residential Mortgage Loan Trust 2018-1
4.00%, 12/25/2057(3)(4)	7,561,649	8,013,185
Nissan Auto Receivables 2019-A Owner Trust
2.82%, 01/18/2022	3,101,179	3,116,739
Nissan Auto Receivables 2020-A Owner Trust SER 2020-A CL A3 REGD
1.38%, 12/16/2024	3,974,000	4,052,034

Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2006-FM1
0.41% (1 Month LIBOR USD + 0.23%, 0.23% Floor), 11/25/2035(2)	7,777,878	7,662,137
Oakwood Mortgage Investors, Inc.
6.45%, 12/15/2023	1,261	1,281
OL SP 2018-B LLC
4.16%, 02/09/2030	2,308,682	2,336,462
4.61%, 02/09/2030	501,888	463,167
OnDeck Asset Securitization Trust LLC
3.50%, 04/18/2022(3)	3,647,248	3,617,270
OneMain Direct Auto Receivables Trust 2017-2
2.55%, 11/14/2023(3)	4,325,597	4,329,322
OneMain Direct Auto Receivables Trust 2018-1
3.43%, 12/16/2024(3)	19,400,000	19,676,495
OneMain Financial Issuance Trust 2016-1
6.00%, 02/20/2029(3)	1,900,000	1,907,438
OneMain Financial Issuance Trust 2017-1
0.98% (1 Month LIBOR USD + 0.80%), 09/14/2032(2)(3)	5,059,073	5,044,856
Oportun Funding VII LLC
3.22%, 10/10/2023(3)	1,691,000	1,685,476
Oportun Funding VIII LLC
3.61%, 03/08/2024(3)	2,978,000	2,982,829
Oportun Funding X LLC
4.10%, 10/08/2024(3)	5,900,000	5,922,849
Oportun Funding XII LLC
4.15%, 12/09/2024(3)	4,200,000	4,196,768
Option One Mortgage Loan Trust 2004-3
1.08% (1 Month LIBOR USD + 0.90%, 0.45% Floor), 11/25/2034(2)	1,691,802	1,501,503
OZLM Funding IV Ltd.
2.35% (3 Month LIBOR USD + 1.25%), 10/22/2030(2)(3)	9,915,324	9,673,985
OZLM XXII Ltd.
2.20% (3 Month LIBOR USD + 1.07%), 01/17/2031(2)(3)	6,991,130	6,706,361
P4 SFR 2019-STL A 7.5 11 OCT 2026
7.50%, 10/11/2022(12)	5,700,000	5,700,000
Palmer Square CLO 2014-1 Ltd.
2.26% (3 Month LIBOR USD + 1.13%, 1.13% Floor), 01/17/2031(2)(3)	4,000,000	3,888,724
Palmer Square CLO 2018-2 Ltd.
2.28% (3 Month LIBOR USD + 1.10%), 07/16/2031(2)(3)	20,000,000	19,360,680
Park Avenue Institutional Advisers CLO Ltd. 2018-1
2.42% (3 Month LIBOR USD + 1.28%, 1.28% Floor), 10/20/2031(2)(3)	21,500,000	21,006,166
Progress Residential 2017-SFR1 Trust
3.02%, 08/17/2034(3)	2,000,000	2,026,642
Progress Residential 2018-SFR2 Trust
4.34%, 08/17/2035(3)	2,390,000	2,458,120
4.66%, 08/17/2035(3)	3,853,000	3,947,206
PRPM 2019-4 LLC
3.35%, 11/25/2024(1)(3)	6,037,171	6,042,441
PRPM 2020-1 LLC
2.98%, 02/25/2025(1)(3)	5,600,071	5,564,947
Purchasing Power Funding 2018-A LLC
3.34%, 08/15/2022(3)	5,630,032	5,639,389
RAMP Series 2005-RS1 Trust
4.71%, 11/25/2034	423	426
Regional Management Issuance Trust 2018-1
4.28%, 07/15/2027(3)	3,100,000	3,001,387
Renaissance Home Equity Loan Trust
5.61%, 04/25/2037(1)	298,832	116,803
Renew 2017-1
3.67%, 09/20/2052(3)	1,647,349	1,700,090
Rice Park Financing Trust 2016-A
4.63%, 10/31/2041(3)	2,406,402	2,358,843
Santander Drive Auto Receivables Trust 2017-1
2.58%, 05/16/2022	78,477	78,550
3.17%, 04/17/2023	5,074,000	5,137,538
Santander Drive Auto Receivables Trust 2017-2
2.79%, 08/15/2022	1,727,313	1,729,893
3.49%, 07/17/2023	1,633,000	1,660,903
Santander Drive Auto Receivables Trust 2019-1
3.21%, 09/15/2023	5,212,000	5,265,453
Santander Drive Auto Receivables Trust 2019-3
2.49%, 10/15/2025	5,800,000	5,861,569
Santander Drive Auto Receivables Trust 2020-1 SER 2020-1 CL A2A REGD
2.07%, 01/17/2023	6,225,000	6,275,872

Santander Drive Auto Receivables Trust 2020-1 SER 2020-1 CL A3 REGD
2.03%, 02/15/2024	2,239,000	2,280,312
Santander Retail Auto Lease Trust 2018-A
2.93%, 05/20/2021(3)	1,343,305	1,346,098
SART 2017-1
4.75%, 07/15/2024(12)	6,832,205	6,763,883
SART 2018-1
4.76%, 06/15/2025(12)	7,974,512	7,974,512
Securitized Asset Backed Receivables LLC Trust 2006-CB1
3.20%, 01/25/2036(1)	56,974	53,179
Sierra Timeshare 2019-3 Receivables Funding LLC
2.75%, 08/20/2036(3)	3,753,575	3,529,914
SoFi Consumer Loan Program 2016-2 LLC
3.09%, 10/27/2025(3)	40,499	40,572
SoFi Consumer Loan Program 2018-1 Trust
3.14%, 02/25/2027(3)	4,258,256	4,290,974
SoFi Consumer Loan Program 2019-3 Trust
2.90%, 05/25/2028(3)	3,042,988	3,085,215
SoFi Consumer Loan Program 2020-1 Trust
2.02%, 01/25/2029(3)	10,212,435	10,320,720
SoFi Professional Loan Program 2017-F LLC
2.84%, 01/25/2041(3)	16,272,444	16,634,010
SoFi Professional Loan Program 2018-B Trust
3.34%, 08/25/2047(3)	6,200,000	6,410,838
SoFi Professional Loan Program 2019-C LLC
2.37%, 11/16/2048(3)	7,800,000	7,962,596
SoFi Professional Loan Program 2020-ATrust
2.54%, 05/15/2046(3)	7,800,000	8,082,400
Sound Point CLO II Ltd.
2.06% (3 Month LIBOR USD + 1.07%, 1.07% Floor), 01/26/2031(2)(3)	9,000,000	8,681,301
Specialty Underwriting & Residential Finance Trust Series 2004-BC4
0.85% (1 Month LIBOR USD + 0.67%, 0.34% Floor), 10/25/2035(2)	137,697	136,720
Springleaf Funding Trust 2017-A
2.68%, 07/15/2030(3)	9,900,000	9,891,044
Structured Asset Securities Corp. Mortgage Loan Trust 2005-7XS
5.44%, 04/25/2035(1)	862	885
Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Series 2004-6XS
6.03%, 03/25/2034(1)	71,797	73,013
6.05%, 03/25/2034(1)	57,419	58,391
Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1
3.45%, 02/25/2032	19,574	18,810
3.45%, 02/25/2032	50,920	49,456
Synchrony Card Funding LLC
2.95%, 03/15/2025	12,384,000	12,830,000
Synchrony Card Issuance Trust
3.38%, 09/15/2024	5,500,000	5,663,111
Towd Point Mortgage Trust 2017-2
2.75%, 04/25/2057(3)(4)	4,938,309	5,025,262
Towd Point Mortgage Trust 2017-6
2.75%, 10/25/2057(3)(4)	4,613,887	4,779,643
Towd Point Mortgage Trust 2018-1
3.00%, 01/25/2058(3)(4)	6,558,535	6,794,337
Towd Point Mortgage Trust 2019-1
3.75%, 03/25/2058(3)(4)	7,729,745	8,320,985
Towd Point Mortgage Trust 2019-HY3
1.18% (1 Month LIBOR USD + 1.00%, 1.00% Floor), 10/25/2059(2)(3)	2,264,863	2,256,190
Towd Point Mortgage Trust 2020-MH1
2.25%, 02/25/2060(3)(4)	8,513,525	8,635,230
Toyota Auto Loan Extended Note Trust 2019-1
2.56%, 11/25/2031(3)	15,275,000	16,257,890
Toyota Auto Loan Extended Note Trust 2020-1
1.35%, 05/25/2033(3)	12,248,000	12,431,092
Toyota Auto Receivables 2020-A Owner Trust
1.68%, 05/15/2025	1,196,000	1,233,189
Toyota Auto Receivables 2020-B Owner Trust SER 2020-B CL A3 REGD
1.36%, 08/15/2024	3,481,000	3,546,244
Toyota Auto Receivables 2020-B Owner Trust SER 2020-B CL A4 REGD
1.66%, 09/15/2025	3,189,000	3,284,771
Trafigura Securitisation Finance Plc 2018-1
3.73%, 03/15/2022(3)	12,666,667	12,816,011
Tricolor Auto Securitization Trust 2018-1
5.05%, 12/15/2020(3)	764,152	760,621

Trinitas CLO IV Ltd.
2.32% (3 Month LIBOR USD + 1.18%), 10/18/2031(2)(3)	7,500,000	7,312,935
US Auto Funding 2018-1 LLC
5.50%, 07/15/2023(3)	2,328,161	2,374,977
USAA Auto Owner Trust 2019-1
2.14%, 11/15/2024	4,004,000	4,116,982
Venture 32 CLO Ltd.
2.24% (3 Month LIBOR USD + 1.10%, 1.10% Floor), 07/18/2031(2)(3)	6,000,000	5,802,666
Vericrest Opportunity Loan Trust 2019-NPL5
3.35%, 09/25/2049(1)(3)	5,079,597	5,081,434
Vericrest Opportunity Loan Trust 2019-NPL8
3.28%, 11/25/2049(1)(3)	14,190,658	14,174,801
Vericrest Opportunity Loan Trust 2020-NPL2
2.98%, 02/25/2050(1)(3)	6,973,206	6,906,709
Verizon Owner Trust 2017-2
1.92%, 12/20/2021(3)	343,190	343,511
Verizon Owner Trust 2017-3
2.06%, 04/20/2022(3)	1,577,792	1,583,030
Verizon Owner Trust 2018-A SER 2018-A CL A1A REGD
3.23%, 04/20/2023	9,117,000	9,317,760
Verizon Owner Trust 2019-A
2.93%, 09/20/2023	5,473,000	5,633,427
Verizon Owner Trust 2019-B
2.33%, 12/20/2023	10,525,000	10,802,584
Verizon Owner Trust 2020-A
1.85%, 07/22/2024	9,704,000	9,959,312
VM DEBT 2019-1 TR
7.50%, 06/15/2024(12)	6,598,828	6,208,045
Volkswagen Auto Loan Enhanced Trust 2020-1 SER 2020-1 CL A3 REGD
0.98%, 11/20/2024	5,114,000	5,164,458
Volkswagen Auto Loan Enhanced Trust 2020-1 SER 2020-1 CL A4 REGD
1.26%, 08/20/2026	1,923,000	1,956,227
Volt LXIV LLC
3.38%, 10/25/2047(1)(3)	2,567,530	2,565,985
VOLT LXXXIII LLC
3.33%, 11/26/2049(1)(3)	11,020,442	11,001,135
VOLT LXXXV LLC
3.23%, 01/25/2050(1)(3)	8,917,394	8,862,146
VOLT LXXXVII LLC
2.98%, 02/25/2050(1)(3)	15,858,732	15,713,152
VOLT LXXXVIII LLC
2.98%, 03/25/2050(1)(3)	8,323,360	8,207,231
Voya CLO 2015-1 Ltd.
2.04% (3 Month LIBOR USD + 0.90%, 0.90% Floor), 01/18/2029(2)(3)	6,000,000	5,894,946
VSE 2018-A Voi Mortgage LLC
3.56%, 02/20/2036(3)	2,107,538	2,150,305
Westgate Resorts 2017-1 LLC
3.05%, 12/20/2030(3)	651,792	650,682
4.05%, 12/20/2030(3)	1,160,047	1,125,953
Westlake Automobile Receivables Trust 2017-1
3.46%, 10/17/2022(3)	759,041	761,240
Westlake Automobile Receivables Trust 2017-2
2.59%, 12/15/2022(3)	105,728	105,850
Westlake Automobile Receivables Trust 2019-1
3.06%, 05/16/2022(3)	4,111,988	4,133,334
Westlake Automobile Receivables Trust 2019-3
2.15%, 02/15/2023(3)	8,875,065	8,932,767
World Financial Network Credit Card Master Trust
3.14%, 12/15/2025	5,660,000	5,838,943
World Omni Auto Receivables Trust 2018-D
3.33%, 04/15/2024	15,916,000	16,425,853
World Omni Auto Receivables Trust 2019-B
2.59%, 07/15/2024	6,018,000	6,183,036
World Omni Auto Receivables Trust 2019-C
1.96%, 12/16/2024	5,525,000	5,677,965
World Omni Auto Receivables Trust 2020-B
0.82%, 01/15/2026	3,296,000	3,301,865
Zais CLO 7 Ltd.
2.51% (3 Month LIBOR USD + 1.29%), 04/15/2030(2)(3)	9,529,086	9,285,571
Zais CLO 8 Ltd.
2.17% (3 Month LIBOR USD + 0.95%), 04/15/2029(2)(3)	39,562,018	37,868,961

Total Asset-Backed Obligations (Cost: $1,646,246,827)		1,650,463,994

Corporate Bonds – 33.46%
Basic Materials – 1.07%
Air Liquide Finance SA
2.25%, 09/27/2023(3)	550,000	573,817
Albemarle Corp.
5.45%, 12/01/2044	600,000	630,352
Anglo American Capital Plc
3.63%, 09/11/2024(3)	630,000	661,048
4.00%, 09/11/2027(3)	1,020,000	1,090,309
Barrick Gold Corp.
6.45%, 10/15/2035	203,000	273,633
Barrick North America Finance LLC
5.75%, 05/01/2043	4,480,000	6,267,792
BHP Billiton Finance USA Ltd.
6.25% (5 Year Swap Rate USD + 4.97%), 10/19/2075(2)(3)	985,000	989,876
Braskem Netherlands Finance BV
5.88%, 01/31/2050(3)	1,575,000	1,386,000
CF Industries, Inc.
5.38%, 03/15/2044	2,040,000	2,205,852
Chevron Phillips Chemical Co. LLC
5.13%, 04/01/2025(3)	1,705,000	1,954,262
CNAC HK Finbridge Co. Ltd.
4.13%, 03/14/2021	4,255,000	4,311,719
Dow Chemical Co.
4.55%, 11/30/2025	6,660,000	7,592,564
5.55%, 11/30/2048	3,005,000	3,940,663
DuPont de Nemours, Inc.
5.32%, 11/15/2038	5,665,000	7,149,566
5.42%, 11/15/2048	1,200,000	1,591,426
Eastman Chemical Co.
4.50%, 01/15/2021	352,000	354,338
Ecolab, Inc.
3.25%, 01/14/2023	452,000	479,984
FMC Corp.
3.95%, 02/01/2022	1,725,000	1,789,205
Freeport-McMoRan, Inc.
3.55%, 03/01/2022	4,971,000	4,971,000
Glencore Finance Canada Ltd.
4.25%, 10/25/2022(3)	5,000,000	5,285,750
Glencore Funding LLC
3.88%, 10/27/2027(3)	875,000	930,055
4.00%, 03/27/2027(3)	6,300,000	6,751,119
4.13%, 05/30/2023(3)	54,000	57,728
4.63%, 04/29/2024(3)	1,500,000	1,641,912
Indonesia Asahan Alumini
4.75%, 05/15/2025(3)	2,727,000	2,910,763
5.45%, 05/15/2030(3)	1,966,000	2,192,483
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	720,000	819,185
International Paper Co.
6.00%, 11/15/2041	3,150,000	4,147,468
8.70%, 06/15/2038	350,000	536,439
LYB International Finance BV
4.88%, 03/15/2044	610,000	719,533
LYB International Finance III REGD
4.20%, 05/01/2050	2,829,000	3,046,765
LyondellBasell Industries NV
5.75%, 04/15/2024	2,550,000	2,939,208
6.00%, 11/15/2021	2,628,000	2,774,488
Mosaic Co.
4.25%, 11/15/2023	8,533,000	8,945,130
5.63%, 11/15/2043	2,055,000	2,199,021
Newmont Goldcorp Corp.
3.63%, 06/09/2021	1,810,000	1,847,539
Nucor Corp.
6.40%, 12/01/2037	800,000	1,110,250
Nutrien Ltd.
3.15%, 10/01/2022	875,000	906,944
4.13%, 03/15/2035	1,960,000	2,199,658
4.20%, 04/01/2029	420,000	487,293
5.25%, 01/15/2045	1,900,000	2,347,661
6.13%, 01/15/2041	2,850,000	3,661,555

Orbia Advance Corp. SAB de CV
4.88%, 09/19/2022(3)	3,425,000	3,579,125
Rio Tinto Alcan, Inc.
5.75%, 06/01/2035	54,000	78,285
Samarco Mineracao SA
5.75%, 10/24/2023(3)(5)	537,000	276,560
SASOL Financing USA LLC
5.88%, 03/27/2024	3,249,000	2,891,610
6.50%, 09/27/2028	1,555,000	1,374,869
Sherwin-Williams Co.
3.13%, 06/01/2024	401,000	430,853
Solvay Finance America LLC
4.45%, 12/03/2025(3)	7,000,000	7,907,263
Southern Copper Corp.
5.25%, 11/08/2042	1,000,000	1,183,691
Steel Dynamics, Inc.
3.45%, 04/15/2030	823,000	860,140
Syngenta Finance NV
4.44%, 04/24/2023(3)	3,561,000	3,737,458
4.89%, 04/24/2025(3)	7,180,000	7,548,421
5.18%, 04/24/2028(3)	1,721,000	1,835,455
Teck Resources Ltd.
3.90%, 07/15/2030(3)	1,597,000	1,593,435
Union Carbide Corp.
7.50%, 06/01/2025	624,000	755,324
7.75%, 10/01/2096	681,000	874,313
Vale Overseas Ltd.
6.25%, 08/10/2026	5,000,000	5,881,250
6.88%, 11/21/2036	167,000	218,186
6.88%, 11/10/2039	2,107,000	2,749,656
8.25%, 01/17/2034	984,000	1,378,830

Total Basic Materials		151,826,077

Communications – 2.74%
Amazon.com, Inc.
2.50%, 06/03/2050	3,245,000	3,281,914
2.70%, 06/03/2060	670,000	680,086
3.88%, 08/22/2037	1,700,000	2,104,309
America Movil SAB de CV
3.13%, 07/16/2022	374,000	386,888
3.63%, 04/22/2029	1,935,000	2,145,257
4.38%, 04/22/2049	1,214,000	1,477,535
AT&T, Inc.
2.30%, 06/01/2027	4,900,000	5,059,022
2.75%, 06/01/2031	10,271,000	10,625,209
2.95%, 07/15/2026	2,000,000	2,162,722
3.20%, 03/01/2022	4,022,000	4,196,938
3.40%, 05/15/2025	17,242,000	18,958,553
3.50%, 06/01/2041	2,821,000	2,962,563
3.55%, 06/01/2024	2,300,000	2,514,235
3.60%, 07/15/2025	7,353,000	8,166,484
3.80%, 02/15/2027	2,850,000	3,209,347
3.90%, 03/11/2024	3,750,000	4,140,184
3.95%, 01/15/2025	811,000	906,704
4.30%, 02/15/2030	1,702,000	1,988,464
4.30%, 12/15/2042	444,000	497,215
4.50%, 05/15/2035	6,175,000	7,325,572
4.55%, 03/09/2049	3,150,000	3,712,423
4.65%, 06/01/2044	2,145,000	2,451,888
4.80%, 06/15/2044	915,000	1,083,191
4.85%, 03/01/2039	13,085,000	15,777,359
4.90%, 08/15/2037	975,000	1,167,904
5.15%, 03/15/2042	40,000	49,912
5.15%, 11/15/2046	5,722,000	7,195,354
5.25%, 03/01/2037	1,908,000	2,358,502
5.38%, 10/15/2041	181,000	226,893
6.00%, 08/15/2040	3,095,000	4,162,163
6.38%, 03/01/2041	7,828,000	11,087,453
Booking Holdings, Inc.
2.75%, 03/15/2023	857,000	898,491
CBS Corp.
3.70%, 06/01/2028	870,000	945,998
4.00%, 01/15/2026	1,000,000	1,119,501
4.90%, 08/15/2044	315,000	341,968

Charter Communications Operating LLC
3.70%, 04/01/2051	2,580,000	2,509,717
4.91%, 07/23/2025	16,855,000	19,328,159
5.05%, 03/30/2029	560,000	660,571
5.38%, 04/01/2038	835,000	1,016,756
5.38%, 05/01/2047	4,610,000	5,441,626
6.38%, 10/23/2035	5,867,000	7,739,468
6.48%, 10/23/2045	1,275,000	1,694,019
6.83%, 10/23/2055	690,000	929,362
Comcast Cable Holdings LLC
10.13%, 04/15/2022	186,000	212,116
Comcast Corp.
1.95%, 01/15/2031	5,376,000	5,475,292
3.15%, 03/01/2026	1,716,000	1,920,106
3.15%, 02/15/2028	1,500,000	1,674,739
3.25%, 11/01/2039	1,595,000	1,769,543
3.45%, 02/01/2050	914,000	1,035,957
3.55%, 05/01/2028	886,000	1,022,098
3.60%, 03/01/2024	542,000	602,003
3.75%, 04/01/2040	2,195,000	2,581,892
3.90%, 03/01/2038	455,000	540,110
3.95%, 10/15/2025	1,614,000	1,849,560
3.97%, 11/01/2047	154,000	185,987
4.00%, 11/01/2049	638,000	770,139
4.05%, 11/01/2052	300,000	367,921
4.20%, 08/15/2034	555,000	675,200
4.25%, 01/15/2033	3,107,000	3,814,421
4.60%, 10/15/2038	4,314,000	5,493,826
4.70%, 10/15/2048	5,303,000	7,116,898
4.95%, 10/15/2058	2,000,000	2,843,181
Corning, Inc.
5.35%, 11/15/2048	960,000	1,267,654
Cox Communications, Inc.
3.25%, 12/15/2022(3)	348,000	366,750
3.35%, 09/15/2026(3)	369,000	407,995
3.50%, 08/15/2027(3)	8,245,000	9,100,486
3.85%, 02/01/2025(3)	1,250,000	1,364,619
4.60%, 08/15/2047(3)	588,000	744,412
4.80%, 02/01/2035(3)	6,000,000	7,544,551
8.38%, 03/01/2039(3)	1,500,000	2,449,764
Crown Castle Towers LLC
3.22%, 05/15/2022(3)	589,000	598,825
3.66%, 05/15/2025(3)	955,000	1,018,730
Deutsche Telekom AG
3.63%, 01/21/2050(3)	1,926,000	2,129,651
Deutsche Telekom International Finance BV
3.60%, 01/19/2027(3)	508,000	568,516
4.88%, 03/06/2042(3)	240,000	310,129
8.75%, 06/15/2030	49,000	76,320
Discovery Communications LLC
5.20%, 09/20/2047	1,375,000	1,599,119
Fox Corp.
5.58%, 01/25/2049	1,450,000	2,039,995
Grupo Televisa SAB
6.13%, 01/31/2046	382,000	486,503
Level 3 Financing, Inc.
3.40%, 03/01/2027(3)	7,000,000	7,385,910
NBCUniversal Media LLC
4.45%, 01/15/2043	15,000	18,834
5.95%, 04/01/2041	527,000	781,830
Qwest Corp.
6.75%, 12/01/2021	3,866,000	4,085,613
Rogers Communications, Inc.
4.35%, 05/01/2049	1,335,000	1,634,810
Sky Ltd.
3.75%, 09/16/2024(3)	287,000	319,580
TCI Communications, Inc.
7.13%, 02/15/2028	138,000	192,234
Telecom Italia Capital SA
7.20%, 07/18/2036	1,644,000	1,956,360

Telefonica Emisiones SA
4.10%, 03/08/2027	4,775,000	5,450,133
4.67%, 03/06/2038	1,175,000	1,402,291
4.90%, 03/06/2048	1,075,000	1,304,607
5.46%, 02/16/2021	233,000	239,876
Tencent Holdings Ltd.
1.81%, 01/26/2026(3)	2,973,000	3,006,358
3.24%, 06/03/2050(3)	950,000	951,663
Time Warner Cable LLC
5.50%, 09/01/2041	6,815,000	8,196,665
5.88%, 11/15/2040	1,275,000	1,570,289
6.55%, 05/01/2037	375,000	493,197
6.75%, 06/15/2039	539,000	716,024
7.30%, 07/01/2038	1,418,000	1,963,395
Time Warner Entertainment Co. LP
8.38%, 07/15/2033	529,000	796,539
T-Mobile USA, Inc.
1.50%, 02/15/2026(3)	2,970,000	2,969,792
2.05%, 02/15/2028(3)	3,330,000	3,331,565
3.50%, 04/15/2025(3)	2,915,000	3,177,408
3.75%, 04/15/2027(3)	3,500,000	3,883,250
3.88%, 04/15/2030(3)	4,685,000	5,221,760
TWDC Enterprises 18 Corp.
3.00%, 07/30/2046	160,000	162,858
Verizon Communications, Inc.
3.15%, 03/22/2030	5,000,000	5,651,642
3.88%, 02/08/2029	765,000	905,326
4.02%, 12/03/2029	712,000	851,076
4.13%, 03/16/2027	2,800,000	3,300,635
4.27%, 01/15/2036	4,454,000	5,514,252
4.40%, 11/01/2034	4,843,000	6,017,891
4.50%, 08/10/2033	7,079,000	8,815,359
4.52%, 09/15/2048	1,065,000	1,407,359
4.81%, 03/15/2039	7,941,000	10,373,511
4.86%, 08/21/2046	10,285,000	13,981,431
5.25%, 03/16/2037	731,000	989,325
ViacomCBS, Inc.
3.70%, 08/15/2024	848,000	921,235
4.20%, 05/19/2032	1,804,000	2,001,395
4.38%, 03/15/2043	718,000	750,556
Vodafone Group Plc
4.88%, 06/19/2049	4,584,000	5,743,668
5.25%, 05/30/2048	938,000	1,234,193
6.15%, 02/27/2037	4,600,000	6,438,298
Walt Disney Co.
3.70%, 10/15/2025	380,000	429,166
6.20%, 12/15/2034	150,000	216,682
6.40%, 12/15/2035	1,703,000	2,555,819
7.63%, 11/30/2028	310,000	443,668
8.88%, 04/26/2023	108,000	129,963
9.50%, 07/15/2024	175,000	226,992

Total Communications		386,825,170

Consumer, Cyclical – 1.46%
Air Canada 2013-1 Class A Pass Through Trust
4.13%, 05/15/2025(3)	1,568,340	1,443,973
Air Canada 2015-1 Class A Pass Through Trust
3.60%, 03/15/2027(3)	712,235	651,208
Air Canada 2015-2 Class AA Pass Through Trust
3.75%, 12/15/2027(3)	1,150,136	1,087,944
Air Canada 2017-1 Class A Pass Through Trust
3.55%, 01/15/2030(3)	2,726,210	2,249,699
Air Canada 2017-1 Class AA Pass Through Trust
3.30%, 01/15/2030(3)	1,556,515	1,411,167
Alimentation Couche-Tard, Inc.
2.95%, 01/25/2030(3)	1,100,000	1,140,271
American Airlines 2011-1 Class A Pass Through Trust
5.25%, 01/31/2021	56,304	49,621
American Airlines 2013-2 Class A Pass Through Trust
4.95%, 01/15/2023	2,217,533	1,796,224
American Airlines 2014-1 Class A Pass Through Trust
3.70%, 10/01/2026	350,786	297,628
American Airlines 2015-1 Class A Pass Through Trust
3.38%, 05/01/2027	3,186,320	2,666,146

American Airlines 2015-2 Class AA Pass Through Trust
3.60%, 09/22/2027	575,488	531,959
American Airlines 2016-2 Class A Pass Through Trust
3.65%, 06/15/2028	203,008	165,364
American Airlines 2016-2 Class AA Pass Through Trust
3.20%, 06/15/2028	1,264,640	1,191,049
American Airlines 2016-3 Class AA Pass Through Trust
3.00%, 10/15/2028	2,360,934	2,165,207
American Airlines 2017-1 Class AA Pass Through Trust
3.65%, 02/15/2029	1,983,768	1,899,513
American Honda Finance Corp.
2.30%, 09/09/2026	185,000	196,729
2.90%, 02/16/2024	300,000	319,464
BMW US Capital LLC
1.72% (3 Month LIBOR USD + 0.41%), 04/12/2021(2)(3)	1,675,000	1,669,888
2.25%, 09/15/2023(3)	894,000	926,441
British Airways 2018-1 Class A Pass Through Trust
4.13%, 09/20/2031(3)	2,461,127	2,018,201
British Airways 2018-1 Class AA Pass Through Trust
3.80%, 09/20/2031(3)	1,163,868	1,105,767
British Airways 2019-1 Class AA Pass Through Trust
3.30%, 12/15/2032(3)	1,562,743	1,407,817
CK Hutchison International 19 Ltd.
3.63%, 04/11/2029(3)	1,615,000	1,792,535
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 04/19/2022	4,583,289	4,298,769
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 04/11/2024	1,081,523	1,013,373
Continental Airlines 2012-2 Class A Pass Through Trust
4.00%, 10/29/2024	4,482,784	4,089,586
Daimler Finance North America LLC
2.88%, 03/10/2021(3)	700,000	707,361
3.35%, 02/22/2023(3)	1,000,000	1,047,228
8.50%, 01/18/2031	155,000	236,109
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 08/10/2022	3,444,813	3,377,384
Dollar General Corp.
4.13%, 05/01/2028	835,000	976,407
Dollar Tree, Inc.
4.20%, 05/15/2028	3,695,000	4,299,884
Ford Motor Co.
5.29%, 12/08/2046	280,000	230,241
Ford Motor Credit Co. LLC
3.16%, 08/04/2020	1,000,000	993,950
3.34%, 03/18/2021	4,321,000	4,276,537
3.34%, 03/28/2022	3,000,000	2,901,600
3.35%, 11/01/2022	620,000	593,824
3.81%, 10/12/2021	6,200,000	6,115,060
4.25%, 09/20/2022	3,800,000	3,724,798
5.88%, 08/02/2021	4,100,000	4,139,770
General Motors Co.
5.95%, 04/01/2049	1,872,000	1,963,219
6.60%, 04/01/2036	685,000	744,790
General Motors Financial Co., Inc.
2.17% (3 Month LIBOR USD + 0.85%), 04/09/2021(2)	3,590,000	3,568,582
2.45%, 11/06/2020	9,004,000	9,018,089
3.15%, 06/30/2022	2,750,000	2,797,871
3.45%, 01/14/2022	6,500,000	6,606,675
3.45%, 04/10/2022	4,820,000	4,914,903
3.55%, 04/09/2021	2,725,000	2,757,897
3.70%, 05/09/2023	6,289,000	6,475,799
3.95%, 04/13/2024	5,535,000	5,725,968
4.30%, 07/13/2025	1,765,000	1,839,112
4.38%, 09/25/2021	5,000,000	5,135,271
Hasbro, Inc.
3.55%, 11/19/2026	8,949,000	9,456,716
Home Depot, Inc.
4.40%, 03/15/2045	268,000	339,183
Hyundai Capital America
2.75%, 09/18/2020(3)	4,000,000	4,008,707
3.10%, 04/05/2022(3)	2,500,000	2,550,877
3.40%, 06/20/2024(3)	1,500,000	1,547,106
3.45%, 03/12/2021(3)	4,170,000	4,218,735

Hyundai Capital Services, Inc.
3.00%, 03/06/2022(3)	3,725,000	3,791,337
Lowe’s Cos, Inc.
3.65%, 04/05/2029	1,701,000	1,950,280
4.55%, 04/05/2049	1,450,000	1,835,922
4.65%, 04/15/2042	449,000	561,995
5.13%, 04/15/2050	2,942,000	4,061,058
Magna International, Inc.
3.63%, 06/15/2024	1,658,000	1,804,475
McDonald’s Corp.
4.45%, 03/01/2047	360,000	437,894
4.70%, 12/09/2035	216,000	271,027
6.30%, 10/15/2037	679,000	984,982
O’Reilly Automotive, Inc.
3.55%, 03/15/2026	500,000	566,004
3.60%, 09/01/2027	802,000	901,162
Spirit Airlines Pass Through Trust 2017-1AA
3.38%, 02/15/2030	878,011	821,618
Starbucks Corp
2.55%, 11/15/2030	1,480,000	1,552,045
TJX Cos, Inc.
3.88%, 04/15/2030	970,000	1,139,664
Toyota Motor Credit Corp
1.35%, 08/25/2023	1,938,000	1,977,037
1.80%, 02/13/2025	4,549,000	4,715,180
United Airlines 2013-1 Class A Pass Through Trust
4.30%, 08/15/2025	582,182	546,018
United Airlines 2014-1 Class A Pass Through Trust
4.00%, 04/11/2026	812,815	745,623
United Airlines 2016-1 Class AA Pass Through Trust
3.10%, 07/07/2028	6,935,992	6,660,209
United Airlines 2016-1 Class B Pass Through Trust
3.65%, 01/07/2026	407,722	300,858
United Airlines 2016-2 Class AA Pass Through Trust
2.88%, 10/07/2028	1,562,121	1,458,721
United Airlines 2018-1 Class AA Pass Through Trust
3.50%, 03/01/2030	2,358,691	2,206,144
United Airlines 2018-1 Class B Pass Through Trust
4.60%, 03/01/2026	511,367	383,120
United Airlines 2019-1 Class A Pass Through Trust
4.55%, 08/25/2031	2,045,758	1,690,091
United Airlines 2019-1 Class AA Pass Through Trust
4.15%, 08/25/2031	2,342,070	2,301,846
United Airlines 2019-2 Class AA Pass Through Trust
2.70%, 05/01/2032	2,904,000	2,606,340
Volkswagen Group of America Finance LLC
3.88%, 11/13/2020(3)	3,795,000	3,830,988
4.00%, 11/12/2021(3)	5,045,000	5,251,996
Walgreens Boots Alliance, Inc.
4.50%, 11/18/2034	5,323,000	5,948,847

Total Consumer, Cyclical		206,177,677

Consumer, Non-cyclical – 5.10%
Abbott Laboratories
1.15%, 01/30/2028	1,390,000	1,388,696
1.40%, 06/30/2030	1,460,000	1,444,926
4.75%, 11/30/2036	5,000,000	6,725,557
4.90%, 11/30/2046	2,755,000	3,954,931
AbbVie, Inc.
2.60%, 11/21/2024(3)	4,019,000	4,279,751
2.80%, 03/15/2023(3)	971,000	1,007,583
2.85%, 05/14/2023	4,900,000	5,168,064
2.95%, 11/21/2026(3)	6,991,000	7,649,662
3.25%, 10/01/2022(3)	4,000,000	4,184,610
3.45%, 03/15/2022(3)	1,238,000	1,286,173
3.60%, 05/14/2025	12,060,000	13,390,955
3.80%, 03/15/2025(3)	3,000,000	3,345,111
3.85%, 06/15/2024(3)	1,198,000	1,315,504
4.05%, 11/21/2039(3)	6,137,000	7,117,736
4.25%, 11/21/2049(3)	11,691,000	14,014,139
4.40%, 11/06/2042	1,700,000	2,049,588

4.45%, 05/14/2046	425,000	515,854
4.55%, 03/15/2035(3)	6,025,000	7,419,279
4.70%, 05/14/2045	4,415,000	5,529,236
4.88%, 11/14/2048	2,641,000	3,378,729
5.00%, 12/15/2021(3)	3,500,000	3,674,074
Advocate Health & Hospitals Corp.
3.39%, 10/15/2049	792,000	886,362
Aetna, Inc.
4.50%, 05/15/2042	4,205,000	5,000,306
4.75%, 03/15/2044	1,800,000	2,161,554
6.75%, 12/15/2037	341,000	485,475
Ahold Finance USA LLC
6.88%, 05/01/2029	3,280,000	4,543,636
AmerisourceBergen Corp.
4.30%, 12/15/2047	1,080,000	1,211,355
Amgen, Inc.
2.20%, 02/21/2027	4,631,000	4,883,248
2.70%, 05/01/2022	5,600,000	5,792,328
3.15%, 02/21/2040	2,000,000	2,125,906
Anheuser-Busch InBev Finance, Inc.
4.63%, 02/01/2044	455,000	522,067
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 06/01/2030	2,620,000	2,945,311
4.35%, 06/01/2040	4,110,000	4,680,371
4.38%, 04/15/2038	2,240,000	2,572,521
4.44%, 10/06/2048	590,000	679,419
4.50%, 06/01/2050	5,390,000	6,426,984
4.60%, 04/15/2048	2,939,000	3,431,018
4.60%, 06/01/2060	1,910,000	2,283,265
4.70%, 02/01/2036	8,132,000	9,587,047
4.75%, 01/23/2029	2,345,000	2,832,877
4.75%, 04/15/2058	93,000	112,256
4.90%, 02/01/2046	9,237,000	11,298,063
4.95%, 01/15/2042	2,735,000	3,308,563
5.45%, 01/23/2039	7,035,000	8,886,031
Anthem, Inc.
2.38%, 01/15/2025	996,000	1,055,543
3.13%, 05/15/2022	484,000	506,975
3.30%, 01/15/2023	271,000	288,828
3.50%, 08/15/2024	694,000	759,433
4.10%, 03/01/2028	920,000	1,075,214
4.38%, 12/01/2047	4,500,000	5,605,922
4.63%, 05/15/2042	400,000	497,672
4.65%, 01/15/2043	391,000	490,864
4.65%, 08/15/2044	395,000	503,515
5.10%, 01/15/2044	1,690,000	2,226,459
Ascension Health
2.53%, 11/15/2029	1,740,000	1,865,721
3.11%, 11/15/2039	2,670,000	2,921,543
AstraZeneca Plc
4.00%, 09/18/2042	540,000	657,393
6.45%, 09/15/2037	500,000	755,290
BAT Capital Corp.
3.22%, 09/06/2026	9,224,000	9,901,675
3.22%, 08/15/2024	7,145,000	7,656,153
4.54%, 08/15/2047	635,000	691,204
Baxalta, Inc.
3.60%, 06/23/2022	110,000	115,822
5.25%, 06/23/2045	50,000	67,817
Bayer US Finance II LLC
0.93% (3 Month LIBOR USD + 0.63%), 06/25/2021(2)(3)	4,135,000	4,130,151
3.50%, 06/25/2021(3)	1,650,000	1,690,387
Becton Dickinson & Co.
3.73%, 12/15/2024	1,972,000	2,171,209
Biogen, Inc.
2.25%, 05/01/2030	1,397,000	1,409,779
3.15%, 05/01/2050	650,000	625,805
Bon Secours Mercy Health Inc
3.46%, 06/01/2030	2,220,000	2,451,303
Boston Scientific Corp.
3.75%, 03/01/2026	765,000	868,675
4.00%, 03/01/2029	1,545,000	1,767,467
4.55%, 03/01/2039	725,000	890,440

Bristol-Myers Squibb Co.
3.20%, 06/15/2026(3)	2,246,000	2,520,537
3.25%, 02/20/2023(3)	2,000,000	2,128,380
4.13%, 06/15/2039(3)	5,151,000	6,577,967
4.25%, 10/26/2049(3)	870,000	1,155,129
4.35%, 11/15/2047(3)	7,950,000	10,559,309
4.55%, 02/20/2048(3)	1,770,000	2,416,613
4.63%, 05/15/2044(3)	2,640,000	3,533,393
5.00%, 08/15/2045(3)	860,000	1,212,179
5.70%, 10/15/2040(3)	302,000	446,448
Bunge Ltd. Finance Corp.
3.50%, 11/24/2020	283,000	285,674
Campbell Soup Co.
2.38%, 04/24/2030	895,000	926,778
4.80%, 03/15/2048	525,000	690,079
Cargill, Inc.
2.13%, 04/23/2030(3)	2,783,000	2,916,610
3.25%, 03/01/2023(3)	345,000	368,034
3.30%, 03/01/2022(3)	800,000	829,304
Children’s Hospital Corp.
2.59%, 02/01/2050	1,290,000	1,301,994
Cigna Corp.
2.40%, 03/15/2030	8,334,000	8,646,436
3.05%, 11/30/2022(3)	9,105,000	9,594,553
3.25%, 04/15/2025(3)	970,000	1,058,960
3.40%, 09/17/2021	7,505,000	7,758,753
3.75%, 07/15/2023	1,850,000	2,008,486
4.38%, 10/15/2028	30,325,000	35,887,572
4.50%, 02/25/2026(3)	755,000	878,336
4.80%, 07/15/2046(3)	218,000	274,272
4.90%, 12/15/2048	753,000	995,300
Coca-Cola Femsa SAB de CV
2.75%, 01/22/2030	1,370,000	1,448,873
Conagra Brands, Inc.
4.95%, 08/15/2020	40,000	40,193
7.00%, 10/01/2028	3,250,000	4,347,139
9.75%, 03/01/2021	1,750,000	1,840,793
Constellation Brands, Inc.
2.88%, 05/01/2030	3,620,000	3,834,721
4.40%, 11/15/2025	760,000	878,452
4.65%, 11/15/2028	4,780,000	5,620,940
Cottage Health Obligated Group
3.30%, 11/01/2049	4,046,000	4,431,183
CVS Health Corp.
4.00%, 12/05/2023	6,000,000	6,581,533
4.30%, 03/25/2028	3,575,000	4,179,504
4.78%, 03/25/2038	550,000	683,230
4.88%, 07/20/2035	2,515,000	3,175,026
5.05%, 03/25/2048	4,000,000	5,203,073
5.13%, 07/20/2045	4,430,000	5,705,974
5.30%, 12/05/2043	3,260,000	4,261,858
CVS Pass-Through Trust
5.77%, 01/10/2033(3)	759,558	854,683
5.93%, 01/10/2034(3)	565,791	632,434
7.51%, 01/10/2032(3)	842,610	1,049,966
CVS Pass-Through Trust Series 2009
8.35%, 07/10/2031(3)	850,769	1,099,259
CVS Pass-Through Trust Series 2014
4.16%, 08/11/2036(3)	2,576,047	2,722,546
DH Europe Finance II Sarl
3.25%, 11/15/2039	431,000	475,963
Diageo Investment Corp.
8.00%, 09/15/2022	516,000	598,426
Eli Lilly and Co
2.25%, 05/15/2050	1,075,000	1,030,650
Emory University
2.14%, 09/01/2030	2,220,000	2,310,307
ERAC USA Finance LLC
4.50%, 08/16/2021(3)	400,000	412,810
4.50%, 02/15/2045(3)	300,000	302,112
5.63%, 03/15/2042(3)	357,000	414,873

Experian Finance Plc
2.75%, 03/08/2030(3)	9,240,000	9,845,395
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/2050	2,290,000	2,362,614
4.38%, 05/10/2043	526,000	635,225
Ford Foundation
2.82%, 06/01/2070	4,835,000	5,011,026
General Mills, Inc.
4.00%, 04/17/2025	925,000	1,046,546
4.55%, 04/17/2038	3,250,000	4,093,763
Gilead Sciences, Inc.
4.60%, 09/01/2035	4,225,000	5,513,030
Grupo Bimbo SAB de CV
3.88%, 06/27/2024(3)	5,000,000	5,369,636
4.70%, 11/10/2047(3)	4,500,000	4,965,795
Hartford HealthCare Corp.
3.45%, 07/01/2054	3,370,000	3,115,496
HCA, Inc.
5.13%, 06/15/2039	1,715,000	1,998,451
5.25%, 06/15/2026	2,000,000	2,302,020
Highmark, Inc.
4.75%, 05/15/2021(3)	3,322,000	3,409,724
JM Smucker Co.
3.00%, 03/15/2022	4,750,000	4,925,676
Johnson & Johnson
4.38%, 12/05/2033	1,070,000	1,406,919
Kellogg Co.
2.10%, 06/01/2030	1,240,000	1,255,925
Keurig Dr Pepper, Inc.
3.13%, 12/15/2023	925,000	994,453
3.43%, 06/15/2027	1,802,000	1,986,842
4.06%, 05/25/2023	4,575,000	4,989,280
4.42%, 05/25/2025	447,000	515,410
4.42%, 12/15/2046	4,032,000	4,801,248
4.99%, 05/25/2038	646,000	826,194
5.09%, 05/25/2048	500,000	659,058
Kraft Heinz Foods Co.
2.80%, 07/02/2020	541,000	541,000
3.00%, 06/01/2026	3,625,000	3,664,392
4.38%, 06/01/2046	4,425,000	4,348,595
4.88%, 10/01/2049(3)	3,375,000	3,435,544
Kroger Co.
3.95%, 01/15/2050	1,600,000	1,830,452
4.45%, 02/01/2047	1,010,000	1,223,310
5.40%, 07/15/2040	95,000	121,240
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	7,795,000	8,273,235
3.20%, 02/01/2022	1,127,000	1,169,050
Leland Stanford Junior University
2.41%, 06/01/2050	1,527,000	1,554,605
Mars, Inc.
3.95%, 04/01/2049(3)	5,320,000	6,707,460
Massachusetts Institute of Technology
3.89%, 07/01/2116	2,906,000	3,614,490
4.68%, 07/01/2114	1,645,000	2,399,439
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	891,000	1,031,695
Medtronic, Inc.
3.50%, 03/15/2025	5,546,000	6,252,838
4.63%, 03/15/2045	205,000	275,985
Memorial Health Services
3.45%, 11/01/2049	3,040,000	3,190,786
Merck & Co., Inc.
2.35%, 06/24/2040	3,303,000	3,360,566
2.45%, 06/24/2050	1,950,000	1,957,041
Mondelez International, Inc.
1.50%, 05/04/2025	700,000	713,399
2.75%, 04/13/2030	1,296,000	1,397,852
Mount Sinai Hospitals Group, Inc.
3.98%, 07/01/2048	999,000	1,097,084
Mylan NV
3.95%, 06/15/2026	532,000	594,803

Mylan, Inc.
3.13%, 01/15/2023(3)	5,000,000	5,254,918
4.55%, 04/15/2028	700,000	804,104
5.20%, 04/15/2048	5,965,000	7,335,013
New York & Presbyterian Hospital
4.02%, 08/01/2045	125,000	153,362
NYU Langone Hospitals
3.38%, 07/01/2055	1,270,000	1,225,016
Orlando Health Obligated Group
4.09%, 10/01/2048	2,605,000	2,923,812
Partners Healthcare System, Inc.
3.34%, 07/01/2060	5,470,000	5,878,080
PayPal Holdings, Inc.
1.65%, 06/01/2025	3,240,000	3,353,706
Pepperdine University
3.30%, 12/01/2059	1,440,000	1,478,097
Pfizer, Inc.
2.55%, 05/28/2040	4,650,000	4,826,033
2.70%, 05/28/2050	1,106,000	1,140,497
4.40%, 05/15/2044	2,345,000	3,047,288
5.80%, 08/12/2023	4,000,000	4,643,264
Philip Morris International, Inc.
2.50%, 11/02/2022	1,300,000	1,354,741
President & Fellows of Harvard College
2.52%, 10/15/2050	3,480,000	3,602,585
3.30%, 07/15/2056	5,599,000	6,798,964
Procter & Gamble - Esop
9.36%, 01/01/2021	35,838	36,446
Providence St Joseph Health Obligated Group
2.75%, 10/01/2026	1,200,000	1,283,275
Quest Diagnostics, Inc.
3.45%, 06/01/2026	223,000	250,814
3.50%, 03/30/2025	4,820,000	5,297,115
Reckitt Benckiser Treasury Services Plc
2.38%, 06/24/2022(3)	1,200,000	1,236,393
Reynolds American, Inc.
4.45%, 06/12/2025	5,000,000	5,632,980
Rush Obligated Group
3.92%, 11/15/2029	2,316,000	2,597,371
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	13,135,000	13,397,535
2.88%, 09/23/2023	668,000	707,525
3.20%, 09/23/2026	3,626,000	4,021,983
Smithfield Foods, Inc.
3.35%, 02/01/2022(3)	14,000,000	13,892,417
Takeda Pharmaceutical Co. Ltd.
0.00%, 07/09/2040	1,785,000	1,785,000
3.18%, 07/09/2050	1,920,000	1,927,463
3.38%, 07/09/2060	1,210,000	1,210,091
Texas Health Resources
4.33%, 11/15/2055	1,000,000	1,293,039
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	476,000	526,503
3.00%, 04/15/2023	227,000	240,417
Tyson Foods, Inc.
4.50%, 06/15/2022	2,485,000	2,642,162
4.88%, 08/15/2034	400,000	507,959
5.15%, 08/15/2044	588,000	728,331
Unilever Capital Corp.
3.38%, 03/22/2025	800,000	899,079
UnitedHealth Group, Inc.
2.00%, 05/15/2030	1,330,000	1,392,057
2.75%, 05/15/2040	4,421,000	4,688,465
3.10%, 03/15/2026	550,000	613,911
3.13%, 05/15/2060	2,286,000	2,441,660
3.50%, 08/15/2039	1,675,000	1,947,089
4.63%, 07/15/2035	427,000	561,697
University of Chicago
2.76%, 04/01/2045	1,575,000	1,636,628
University of Southern California
3.23%, 10/01/2120	1,370,000	1,423,601

Upjohn, Inc.
1.13%, 06/22/2022(3)	2,253,000	2,265,096
2.30%, 06/22/2027(3)	3,732,000	3,852,802
3.85%, 06/22/2040(3)	8,693,000	9,323,069
4.00%, 06/22/2050(3)	2,000,000	2,140,661
Verisk Analytics, Inc.
4.00%, 06/15/2025	7,000,000	7,921,897
Yale University
0.87%, 04/15/2025	7,538,000	7,596,153
1.48%, 04/15/2030	2,745,000	2,773,822
Zimmer Biomet Holdings, Inc.
3.38%, 11/30/2021	3,650,000	3,762,632
3.55%, 04/01/2025	6,000,000	6,523,412
3.70%, 03/19/2023	407,000	432,907
Zoetis, Inc.
2.00%, 05/15/2030	1,590,000	1,621,567
3.00%, 09/12/2027	4,685,000	5,168,535

Total Consumer, Non-cyclical		721,057,623

Diversified – 0.03%
CK Hutchison International 16 Ltd.
1.88%, 10/03/2021(3)	402,000	404,311
2.75%, 10/03/2026(3)	600,000	632,151
CK Hutchison International 17 II Ltd.
2.75%, 03/29/2023(3)	500,000	516,662
CK Hutchison International 17 Ltd.
2.88%, 04/05/2022(3)	800,000	820,360
CVS Pass-Through Trust Series 2013
4.70%, 01/10/2036(3)	886,244	948,064
Hutchison Whampoa International 12 II Ltd.
3.25%, 11/08/2022(3)	450,000	469,130

Total Diversified		3,790,678

Energy – 3.76%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/2047(3)	6,238,000	7,369,885
ANR Pipeline Co.
9.63%, 11/01/2021	337,000	376,606
Apache Corp.
3.25%, 04/15/2022	40,000	38,814
4.75%, 04/15/2043	416,000	334,815
5.10%, 09/01/2040	600,000	492,794
APT Pipelines Ltd.
4.20%, 03/23/2025(3)	2,100,000	2,302,306
Baker Hughes a GE Co. LLC
4.49%, 05/01/2030	1,365,000	1,571,062
5.13%, 09/15/2040	600,000	722,615
Boardwalk Pipelines LP
4.80%, 05/03/2029	960,000	1,022,070
BP Capital Markets America, Inc.
3.02%, 01/16/2027	1,052,000	1,138,921
3.25%, 05/06/2022	262,000	274,691
3.79%, 02/06/2024	9,145,000	10,010,064
BP Capital Markets Plc
3.28%, 09/19/2027	2,309,000	2,521,697
3.51%, 03/17/2025	45,000	49,825
3.54%, 11/04/2024	700,000	772,115
Buckeye Partners LP
5.60%, 10/15/2044	2,000,000	1,600,000
5.85%, 11/15/2043	591,000	512,870
Canadian Natural Resources Ltd.
6.50%, 02/15/2037	118,000	142,774
Cenovus Energy, Inc.
5.25%, 06/15/2037	5,270,000	4,556,178
5.40%, 06/15/2047	322,000	276,343
Chevron Corp
2.24%, 05/11/2030	1,280,000	1,339,882
CNOOC Finance 2013 Ltd.
2.88%, 09/30/2029	6,325,000	6,708,519
3.00%, 05/09/2023	2,000,000	2,086,441
Columbia Pipeline Group, Inc.
5.80%, 06/01/2045	2,700,000	3,290,123
ConocoPhillips Co.
4.95%, 03/15/2026	598,000	717,172
Diamondback Energy, Inc.
4.75%, 05/31/2025	2,000,000	2,138,914

Ecopetrol SA
4.13%, 01/16/2025	383,000	383,961
5.38%, 06/26/2026	537,000	562,443
5.88%, 09/18/2023	395,000	422,650
Enable Midstream Partners LP
4.40%, 03/15/2027	900,000	829,224
4.95%, 05/15/2028	615,000	570,659
Enbridge Energy Partners LP
7.50%, 04/15/2038	1,000,000	1,373,557
Enbridge, Inc.
3.70%, 07/15/2027	538,000	593,523
4.50%, 06/10/2044	500,000	560,592
6.25% (3 Month LIBOR USD + 3.64%), 03/01/2078(2)	950,000	935,750
Encana Corp.
6.50%, 08/15/2034	268,000	239,372
7.20%, 11/01/2031	500,000	453,511
7.38%, 11/01/2031	274,000	254,721
8.13%, 09/15/2030	400,000	374,175
Energy Transfer Operating LP
4.05%, 03/15/2025	2,250,000	2,394,499
4.75%, 01/15/2026	2,367,000	2,585,053
5.00%, 05/15/2050	5,545,000	5,239,001
5.25%, 04/15/2029	2,631,000	2,871,140
6.05%, 06/01/2041	500,000	515,125
6.13%, 12/15/2045	810,000	842,263
6.25%, 04/15/2049	1,903,000	2,016,739
6.50%, 02/01/2042	200,000	215,714
Energy Transfer Partners LP
5.00%, 10/01/2022	3,300,000	3,513,123
5.88%, 03/01/2022	5,000,000	5,278,316
ENI SpA
4.25%, 05/09/2029(3)	2,825,000	3,056,264
5.70%, 10/01/2040(3)	557,000	633,018
ENI USA, Inc.
7.30%, 11/15/2027	400,000	495,364
EnLink Midstream Partners LP
4.15%, 06/01/2025	1,000,000	770,000
Enterprise Products Operating LLC
3.70%, 02/15/2026	304,000	341,636
3.90%, 02/15/2024	3,400,000	3,720,582
3.95%, 01/31/2060	870,000	899,522
4.20%, 01/31/2050	1,335,000	1,477,112
4.85%, 08/15/2042	4,000,000	4,597,680
4.95%, 10/15/2054	177,000	197,300
5.75%, 03/01/2035	1,075,000	1,332,556
5.95%, 02/01/2041	201,000	257,044
EOG Resources, Inc.
2.63%, 03/15/2023	249,000	260,877
EQM Midstream Partners LP
4.00%, 08/01/2024	2,000,000	1,894,580
4.75%, 07/15/2023	5,000,000	5,043,750
EQT Corp.
3.90%, 10/01/2027	805,000	654,811
Equinor ASA
1.75%, 01/22/2026	11,628,000	11,910,501
2.88%, 04/06/2025	8,500,000	9,163,376
3.25%, 11/10/2024	508,000	563,770
Exxon Mobil Corp.
2.61%, 10/15/2030	6,143,000	6,548,993
2.99%, 03/19/2025	13,655,000	14,854,492
3.00%, 08/16/2039	2,035,000	2,152,379
3.10%, 08/16/2049	2,040,000	2,127,759
3.45%, 04/15/2051	4,750,000	5,270,913
3.48%, 03/19/2030	4,500,000	5,124,235
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/2022(3)	610,000	642,644
6.51%, 03/07/2022(3)	1,140,000	1,222,992
Halliburton Co.
3.25%, 11/15/2021	12,079,000	12,342,830
4.75%, 08/01/2043	565,000	557,813
4.85%, 11/15/2035	200,000	210,347
7.60%, 08/15/2096(3)	258,000	264,469

Helmerich & Payne, Inc.
4.65%, 03/15/2025	4,710,000	5,020,658
Hess Corp.
4.30%, 04/01/2027	3,295,000	3,410,168
6.00%, 01/15/2040	513,000	549,451
7.88%, 10/01/2029	1,328,000	1,593,810
Husky Energy, Inc.
6.80%, 09/15/2037	2,100,000	2,384,121
KazMunayGas National Co. JSC
4.75%, 04/24/2025(3)	1,590,000	1,710,045
Kinder Morgan Energy Partners LP
4.30%, 05/01/2024	3,700,000	4,040,881
5.00%, 10/01/2021	4,875,000	5,067,099
6.95%, 01/15/2038	2,242,000	2,968,162
7.30%, 08/15/2033	1,650,000	2,171,839
7.50%, 11/15/2040	483,000	673,433
Kinder Morgan, Inc.
5.20%, 03/01/2048	600,000	728,437
7.80%, 08/01/2031	4,600,000	6,243,517
Magellan Midstream Partners LP
3.20%, 03/15/2025	386,000	390,975
4.20%, 12/01/2042	417,000	401,359
4.20%, 03/15/2045	5,725,000	5,558,890
4.20%, 10/03/2047	1,050,000	1,085,978
5.15%, 10/15/2043	441,000	487,588
Marathon Oil Corp.
2.80%, 11/01/2022	700,000	700,735
Marathon Petroleum Corp.
3.40%, 12/15/2020	2,544,000	2,567,863
3.63%, 09/15/2024	1,241,000	1,323,219
4.50%, 04/01/2048	3,000,000	3,076,121
4.70%, 05/01/2025	6,698,000	7,498,136
4.75%, 12/15/2023	7,890,000	8,658,279
5.13%, 12/15/2026	5,379,000	6,189,291
5.38%, 10/01/2022	4,640,000	4,668,421
MPLX LP
4.13%, 03/01/2027	622,000	663,564
4.50%, 04/15/2038	8,016,000	8,013,250
4.70%, 04/15/2048	210,000	215,293
4.80%, 02/15/2029	743,000	826,402
4.88%, 06/01/2025	3,000,000	3,347,176
5.20%, 03/01/2047	1,573,000	1,688,580
5.25%, 01/15/2025	5,103,000	5,306,247
5.50%, 02/15/2049	1,665,000	1,889,165
Newfield Exploration Co.
5.75%, 01/30/2022	1,320,000	1,322,556
Noble Energy, Inc.
3.25%, 10/15/2029	5,991,000	5,409,952
5.05%, 11/15/2044	3,740,000	3,398,538
5.25%, 11/15/2043	3,975,000	3,644,177
6.00%, 03/01/2041	1,240,000	1,189,965
Occidental Petroleum Corp.
0.00%, 10/10/2036	4,000,000	1,680,000
3.20%, 08/15/2026	3,000,000	2,421,690
4.85%, 03/15/2021	2,064,000	2,048,520
6.45%, 09/15/2036	2,685,000	2,298,118
Oleoducto Central SA
4.00%, 05/07/2021(3)	225,000	227,250
ONEOK Partners LP
3.38%, 10/01/2022	151,000	156,345
5.00%, 09/15/2023	3,923,000	4,226,954
6.20%, 09/15/2043	2,500,000	2,663,011
6.65%, 10/01/2036	1,050,000	1,174,829
ONEOK, Inc.
2.20%, 09/15/2025	3,035,000	2,978,794
3.10%, 03/15/2030	13,970,000	13,362,714
3.40%, 09/01/2029	925,000	899,541
4.50%, 03/15/2050	915,000	851,454
4.95%, 07/13/2047	1,850,000	1,781,249
5.20%, 07/15/2048	1,400,000	1,394,259
7.15%, 01/15/2051	1,578,000	1,916,313

Petroleos Mexicanos
5.50%, 01/21/2021	810,000	807,975
6.35%, 02/12/2048	5,187,000	3,852,126
6.49%, 01/23/2027(3)	1,185,000	1,081,775
6.50%, 03/13/2027	1,090,000	983,747
6.50%, 01/23/2029	970,000	846,083
6.75%, 09/21/2047	9,337,000	7,178,752
6.88%, 08/04/2026	2,390,000	2,260,486
7.69%, 01/23/2050(3)	4,534,000	3,758,233
Phillips 66
4.88%, 11/15/2044	70,000	86,632
5.88%, 05/01/2042	3,000,000	4,056,458
Phillips 66 Partners LP
3.15%, 12/15/2029	655,000	670,447
3.55%, 10/01/2026	190,000	205,906
3.61%, 02/15/2025	560,000	599,169
4.90%, 10/01/2046	412,000	446,073
Plains All American Pipeline
3.65%, 06/01/2022	5,672,000	5,798,113
Plains All American Pipeline LP
3.55%, 12/15/2029	2,800,000	2,722,268
3.80%, 09/15/2030	838,000	825,207
4.65%, 10/15/2025	13,141,000	14,033,246
4.70%, 06/15/2044	3,880,000	3,500,822
5.15%, 06/01/2042	1,540,000	1,490,466
Reliance Holding USA, Inc.
5.40%, 02/14/2022(3)	1,115,000	1,174,545
Sabal Trail Transmission LLC
4.68%, 05/01/2038(3)	10,000,000	11,061,229
Sabine Pass Liquefaction LLC
5.88%, 06/30/2026	10,000,000	11,750,000
Schlumberger Holdings Corp.
3.75%, 05/01/2024(3)	780,000	839,654
3.90%, 05/17/2028(3)	852,000	919,310
Shell International Finance BV
2.75%, 04/06/2030	3,300,000	3,577,036
Sinopec Group Overseas Development 2016 Ltd.
3.50%, 05/03/2026(3)	2,000,000	2,196,448
Sinopec Group Overseas Development 2018 Ltd.
3.68%, 08/08/2049(3)	4,318,000	4,904,740
Southern Natural Gas Co. LLC
4.80%, 03/15/2047(3)	428,000	476,182
8.00%, 03/01/2032	446,000	646,473
Spectra Energy Partners LP
3.50%, 03/15/2025	787,000	860,966
4.50%, 03/15/2045	3,000,000	3,392,832
5.95%, 09/25/2043	207,000	258,718
Suncor Energy, Inc.
5.95%, 12/01/2034	1,048,000	1,271,159
5.95%, 05/15/2035	350,000	414,872
6.80%, 05/15/2038	423,000	547,631
7.88%, 06/15/2026	543,000	653,488
Sunoco Logistics Partners Operations LP
4.95%, 01/15/2043	1,482,000	1,343,267
5.30%, 04/01/2044	200,000	192,906
5.40%, 10/01/2047	1,500,000	1,475,531
TC PipeLines LP
3.90%, 05/25/2027	5,457,000	5,738,606
4.38%, 03/13/2025	8,465,000	9,070,224
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/2030(3)	1,705,000	1,746,946
Texas Eastern Transmission LP
2.80%, 10/15/2022(3)	714,000	726,712
3.50%, 01/15/2028(3)	450,000	478,771
Total Capital International SA
2.99%, 06/29/2041	2,600,000	2,649,789
3.13%, 05/29/2050	8,468,000	8,643,704
3.46%, 07/12/2049	1,905,000	2,056,392
TransCanada PipeLines Ltd.
4.75%, 05/15/2038	1,000,000	1,175,088
4.88%, 01/15/2026	792,000	934,605
6.20%, 10/15/2037	573,000	765,552

Valero Energy Corp.
2.70%, 04/15/2023	1,455,000	1,509,602
3.40%, 09/15/2026	12,496,000	13,677,000
6.63%, 06/15/2037	5,000,000	6,615,779
7.50%, 04/15/2032	175,000	240,823
Williams Cos, Inc.
3.50%, 11/15/2030	5,039,000	5,300,603
3.90%, 01/15/2025	700,000	765,938
4.30%, 03/04/2024	2,500,000	2,716,093
4.85%, 03/01/2048	3,000,000	3,280,343
4.90%, 01/15/2045	7,000,000	7,384,129
5.40%, 03/04/2044	2,750,000	3,056,502
5.75%, 06/24/2044	2,500,000	2,883,163
6.30%, 04/15/2040	333,000	399,090
8.75%, 03/15/2032	2,359,000	3,497,216
Woodside Finance Ltd.
3.65%, 03/05/2025(3)	3,300,000	3,458,623

Total Energy		532,078,862

Financials – 12.58%
ABN AMRO Bank NV
2.65%, 01/19/2021(3)	1,000,000	1,008,660
4.75%, 07/28/2025(3)	6,031,000	6,646,632
AerCap Ireland Capital DAC
3.30%, 01/23/2023	701,000	688,284
3.50%, 01/15/2025	1,500,000	1,407,879
4.45%, 12/16/2021	1,260,000	1,272,527
4.50%, 09/15/2023	3,610,000	3,610,423
6.50%, 07/15/2025	770,000	806,677
AIA Group Ltd.
3.20%, 03/11/2025(3)	5,545,000	5,914,215
3.60%, 04/09/2029(3)	795,000	877,560
3.90%, 04/06/2028(3)	1,000,000	1,115,520
AIB Group Plc
4.75%, 10/12/2023(3)	3,500,000	3,773,551
AIG Global Funding
0.80%, 07/07/2023(3)	1,499,000	1,499,106
AIG SunAmerica Global Financing X
6.90%, 03/15/2032(3)	955,000	1,424,863
Air Lease Corp.
3.25%, 03/01/2025	710,000	709,465
3.25%, 10/01/2029	3,950,000	3,760,701
3.38%, 07/01/2025	2,430,000	2,429,373
3.88%, 07/03/2023	2,500,000	2,532,291
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/2026	338,000	379,160
4.00%, 02/01/2050	1,451,000	1,770,908
American Express Co.
4.20%, 11/06/2025	1,400,000	1,628,739
American Financial Group, Inc.
3.50%, 08/15/2026	1,435,000	1,529,454
American International Group, Inc.
3.38%, 08/15/2020	4,639,000	4,654,744
3.40%, 06/30/2030	4,791,000	5,189,758
3.88%, 01/15/2035	376,000	430,835
3.90%, 04/01/2026	1,370,000	1,547,411
4.13%, 02/15/2024	107,000	119,380
6.40%, 12/15/2020	4,009,000	4,115,854
American Tower Corp.
2.10%, 06/15/2030	1,300,000	1,302,703
2.25%, 01/15/2022	600,000	614,973
2.90%, 01/15/2030	120,000	128,051
3.38%, 10/15/2026	506,000	562,783
3.70%, 10/15/2049	2,065,000	2,262,474
3.80%, 08/15/2029	2,500,000	2,840,771
American Tower Trust
3.07%, 03/15/2023(3)	2,900,000	2,967,165
AmSouth Bancorp
6.75%, 11/01/2025	527,000	639,724
ANZ New Zealand Int’l Ltd.
3.45%, 01/21/2028(3)	500,000	568,618
Aon Corp.
2.80%, 05/15/2030	4,451,000	4,757,851

Aon Plc
3.50%, 06/14/2024	815,000	887,940
4.00%, 11/27/2023	5,000,000	5,469,961
ASB Bank Ltd.
3.13%, 05/23/2024(3)	2,050,000	2,199,036
Assurant, Inc.
4.20%, 09/27/2023	1,210,000	1,282,606
Athene Global Funding
2.95%, 11/12/2026(3)	8,370,000	8,398,721
Australia & New Zealand Banking Group Ltd.
4.40%, 05/19/2026(3)	226,000	251,301
4.50%, 03/19/2024(3)	9,000,000	9,773,002
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025(3)	1,000,000	839,157
4.38%, 05/01/2026(3)	790,000	664,258
5.25%, 05/15/2024(3)	2,790,000	2,547,384
Banco del Estado de Chile
2.67%, 01/08/2021(3)	6,202,000	6,233,063
Banco Santander SA
2.43% (3 Month LIBOR USD + 1.12%), 04/12/2023(2)	1,000,000	985,050
2.75%, 05/28/2025	1,600,000	1,657,312
3.13%, 02/23/2023	2,200,000	2,294,336
3.49%, 05/28/2030	2,137,000	2,287,324
3.50%, 04/11/2022	5,000,000	5,200,332
3.85%, 04/12/2023	2,400,000	2,552,978
5.18%, 11/19/2025	1,500,000	1,686,773
Bank of America Corp.
2.37% (3 Month LIBOR USD + 0.66%), 07/21/2021(2)	2,500,000	2,502,309
2.46% (3 Month LIBOR USD + 0.87%), 10/22/2025(2)	2,000,000	2,104,054
2.50% (3 Month LIBOR USD + 0.99%), 02/13/2031(2)	2,965,000	3,107,879
2.59% (Secured Overnight Financing Rate + 2.15%), 04/29/2031(2)	11,321,000	11,974,806
2.63%, 04/19/2021	2,500,000	2,544,246
2.68% (Secured Overnight Financing Rate + 1.93%), 06/19/2041(2)	9,170,000	9,416,560
2.88% (3 Month LIBOR USD + 1.02%), 04/24/2023(2)	1,640,000	1,700,055
2.88% (3 Month LIBOR USD + 1.19%), 10/22/2030(2)	5,130,000	5,549,746
3.00% (3 Month LIBOR USD + 0.79%), 12/20/2023(2)	18,031,000	18,964,271
3.09% (3 Month LIBOR USD + 1.09%), 10/01/2025(2)	5,000,000	5,397,730
3.12% (3 Month LIBOR USD + 1.16%), 01/20/2023(2)	951,000	985,041
3.25%, 10/21/2027	5,800,000	6,396,668
3.30%, 01/11/2023	3,800,000	4,046,544
3.37% (3 Month LIBOR USD + 0.81%), 01/23/2026(2)	1,500,000	1,638,290
3.55% (3 Month LIBOR USD + 0.78%), 03/05/2024(2)	1,985,000	2,121,058
3.56% (3 Month LIBOR USD + 1.06%), 04/23/2027(2)	11,240,000	12,544,751
3.59% (3 Month LIBOR USD + 1.37%), 07/21/2028(2)	7,800,000	8,762,256
3.71% (3 Month LIBOR USD + 1.51%), 04/24/2028(2)	4,500,000	5,085,757
3.82% (3 Month LIBOR USD + 1.58%), 01/20/2028(2)	10,000,000	11,373,025
3.86% (3 Month LIBOR USD + 0.94%), 07/23/2024(2)	8,174,000	8,881,378
3.95%, 04/21/2025	5,201,000	5,754,951
3.97% (3 Month LIBOR USD + 1.21%), 02/07/2030(2)	2,820,000	3,281,093
4.00%, 01/22/2025	5,349,000	5,903,448
4.20%, 08/26/2024	4,140,000	4,593,939
4.27% (3 Month LIBOR USD + 1.31%), 07/23/2029(2)	1,500,000	1,765,485
4.30% (3 Month LIBOR USD + 2.66%), 07/28/2168(2)	3,075,000	2,745,360
4.45%, 03/03/2026	7,140,000	8,198,182
6.11%, 01/29/2037	3,580,000	5,083,608
7.75%, 05/14/2038	137,000	224,524
Bank of Montreal
1.85%, 05/01/2025	1,950,000	2,018,830
3.30%, 02/05/2024	1,200,000	1,302,000
3.80% (5 Year Swap Rate USD + 1.43%), 12/15/2032(2)	7,167,000	7,713,914
Bank of New York Mellon Corp.
2.95%, 01/29/2023	1,000,000	1,063,248
3.00%, 02/24/2025	5,360,000	5,864,552
3.25%, 09/11/2024	650,000	713,821
Bank of New Zealand
3.50%, 02/20/2024(3)	950,000	1,030,578
Bank of Nova Scotia
1.30%, 06/11/2025	7,032,000	7,087,586
1.63%, 05/01/2023	6,570,000	6,725,114
Banque Federative du Credit Mutuel SA
3.75%, 07/20/2023(3)	1,650,000	1,783,360

Barclays Plc
2.65% (1 Year CMT Index + 1.90%), 06/24/2031(2)	3,220,000	3,197,650
3.65%, 03/16/2025	2,522,000	2,734,125
3.68%, 01/10/2023	10,650,000	11,052,884
3.93% (3 Month LIBOR USD + 1.61%), 05/07/2025(2)	4,500,000	4,861,658
4.34%, 01/10/2028	2,360,000	2,619,572
4.61% (3 Month LIBOR USD + 1.40%), 02/15/2023(2)	2,300,000	2,421,768
4.97% (3 Month LIBOR USD + 1.90%), 05/16/2029(2)	2,450,000	2,869,974
5.20%, 05/12/2026	500,000	556,200
BB&T Corp.
2.85%, 10/26/2024	1,000,000	1,079,419
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	322,000	420,145
4.40%, 05/15/2042	1,524,000	1,984,976
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	8,130,000	9,107,741
BlackRock, Inc.
1.90%, 01/28/2031	2,800,000	2,860,629
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045(3)	170,000	196,728
BNP Paribas SA
2.22% (Secured Overnight Financing Rate + 2.07%), 06/09/2026(3)	1,400,000	1,430,298
2.82% (3 Month LIBOR USD + 1.11%), 11/19/2025(2)(3)	12,232,000	12,810,422
3.38%, 01/09/2025(3)	10,725,000	11,592,001
3.50%, 03/01/2023(3)	430,000	455,143
3.80%, 01/10/2024(3)	1,600,000	1,732,196
4.40%, 08/14/2028(3)	725,000	835,541
BNZ International Funding Ltd.
2.10%, 09/14/2021(3)	400,000	406,886
2.65%, 11/03/2022(3)	10,091,000	10,518,017
3.38%, 03/01/2023(3)	6,000,000	6,398,913
BOC Aviation Ltd.
2.38%, 09/15/2021(3)	3,550,000	3,548,473
2.75%, 09/18/2022(3)	780,000	784,899
Boston Properties LP
3.13%, 09/01/2023	300,000	317,863
3.20%, 01/15/2025	1,139,000	1,225,985
3.65%, 02/01/2026	557,000	616,936
BPCE SA
2.75%, 01/11/2023(3)	1,000,000	1,047,964
3.25%, 01/11/2028(3)	7,815,000	8,530,318
4.50%, 03/15/2025(3)	2,000,000	2,183,637
4.63%, 07/11/2024(3)	1,300,000	1,417,875
5.15%, 07/21/2024(3)	2,800,000	3,124,753
5.70%, 10/22/2023(3)	3,645,000	4,061,784
Brixmor Operating Partnership LP
3.85%, 02/01/2025	1,100,000	1,135,939
4.05%, 07/01/2030	5,956,000	6,083,668
Brookfield Finance, Inc.
3.90%, 01/25/2028	770,000	845,082
4.70%, 09/20/2047	769,000	885,887
4.85%, 03/29/2029	875,000	1,029,709
Capital One Bank USA N.A.
3.38%, 02/15/2023	6,000,000	6,317,510
Capital One Financial Corp.
2.60%, 05/11/2023	4,546,000	4,747,187
3.20%, 02/05/2025	726,000	776,877
3.75%, 04/24/2024	824,000	892,838
3.75%, 07/28/2026	960,000	1,047,557
3.90%, 01/29/2024	3,600,000	3,914,943
4.20%, 10/29/2025	400,000	443,873
Charles Schwab Corp.
3.20%, 03/02/2027	1,700,000	1,897,465
3.23%, 09/01/2022	165,000	174,531
Citigroup, Inc.
2.57% (Secured Overnight Financing Rate + 2.11%), 06/03/2031(2)	5,149,000	5,321,377
2.75%, 04/25/2022	13,420,000	13,912,111
2.88% (3 Month LIBOR USD + 0.95%), 07/24/2023(2)	12,352,000	12,855,152
3.14% (3 Month LIBOR USD + 0.72%), 01/24/2023(2)	3,387,000	3,502,907
3.20%, 10/21/2026	905,000	992,493
3.40%, 05/01/2026	1,000,000	1,108,806
3.52% (3 Month LIBOR USD + 1.15%), 10/27/2028(2)	7,000,000	7,712,905
3.67% (3 Month LIBOR USD + 1.39%), 07/24/2028(2)	4,625,000	5,155,643

3.70%, 01/12/2026	9,150,000	10,218,842
3.89% (3 Month LIBOR USD + 1.56%), 01/10/2028(2)	4,100,000	4,620,758
4.30%, 11/20/2026	5,442,000	6,176,768
4.40%, 06/10/2025	12,181,000	13,641,011
4.41% (Secured Overnight Financing Rate + 3.91%), 03/31/2031(2)	3,600,000	4,257,676
4.45%, 09/29/2027	7,467,000	8,509,364
6.63%, 01/15/2028	387,000	504,351
Citizens Bank N.A.
3.70%, 03/29/2023	1,370,000	1,468,219
Citizens Financial Group, Inc.
2.38%, 07/28/2021	188,000	190,384
3.25%, 04/30/2030	5,000,000	5,402,451
4.30%, 12/03/2025	343,000	383,788
CNA Financial Corp.
3.45%, 08/15/2027	820,000	874,532
3.95%, 05/15/2024	303,000	329,400
7.25%, 11/15/2023	7,470,000	8,708,167
Comerica, Inc.
4.00%, 02/01/2029	1,900,000	2,134,426
Commonwealth Bank of Australia
2.00%, 09/06/2021(3)	450,000	458,403
2.50%, 09/18/2022(3)	800,000	834,512
2.85%, 05/18/2026(3)	1,300,000	1,423,831
3.45%, 03/16/2023(3)	1,300,000	1,397,839
3.74%, 09/12/2039(3)	6,585,000	7,071,239
4.50%, 12/09/2025(3)	778,000	878,201
Compass Bank
3.88%, 04/10/2025	7,840,000	8,282,227
Cooperatieve Rabobank UA
3.88%, 02/08/2022	5,323,000	5,619,566
4.38%, 08/04/2025	570,000	643,113
4.63%, 12/01/2023	5,927,000	6,535,940
5.80%, 09/30/2110(3)	361,000	585,666
Credit Agricole SA
1.91% (Secured Overnight Financing Rate + 1.68%), 06/16/2026(2)(3)	1,450,000	1,469,936
3.75%, 04/24/2023(3)	575,000	615,329
4.00% (5 Year Swap Rate USD + 1.64%), 01/10/2033(2)(3)	5,000,000	5,504,007
4.38%, 03/17/2025(3)	305,000	337,029
Credit Suisse AG/New York
1.00%, 05/05/2023	20,152,000	20,262,712
2.80%, 04/08/2022	3,000,000	3,115,636
Credit Suisse Group AG
2.19% (Secured Overnight Financing Rate + 2.04%), 06/05/2026(2)(3)	1,020,000	1,032,747
2.59% (Secured Overnight Financing Rate + 1.56%), 09/11/2025(2)(3)	1,450,000	1,499,559
3.57%, 01/09/2023(3)	3,216,000	3,335,995
3.87% (3 Month LIBOR USD + 1.41%), 01/12/2029(2)(3)	2,000,000	2,207,735
4.28%, 01/09/2028(3)	3,973,000	4,449,063
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 06/09/2023	8,500,000	9,152,800
4.55%, 04/17/2026	1,500,000	1,724,789
Crown Castle International Corp.
2.25%, 01/15/2031	2,585,000	2,603,660
4.00%, 03/01/2027	261,000	296,601
4.88%, 04/15/2022	1,112,000	1,187,974
5.25%, 01/15/2023	400,000	445,104
Dai-ichi Life Insurance Co. Ltd.
4.00% (3 Month LIBOR USD + 3.66%), 01/24/2168(2)(3)	1,179,000	1,249,740
Daiwa Securities Group, Inc.
3.13%, 04/19/2022(3)	854,000	879,909
Danske Bank
2.00%, 09/08/2021(3)	558,000	566,560
2.70%, 03/02/2022(3)	542,000	559,439
Deutsche Bank AG
3.15%, 01/22/2021	5,000,000	5,023,436
3.30%, 11/16/2022	3,000,000	3,068,515
3.70%, 05/30/2024	850,000	885,867
3.70%, 05/30/2024	2,063,000	2,156,263
4.25%, 10/14/2021	4,165,000	4,273,893
Deutsche Bank AG/New York NY
3.95%, 02/27/2023	5,000,000	5,192,377
Dexia Credit Local SA
3.25%, 09/26/2023(3)	500,000	543,246

Digital Realty Trust LP
3.70%, 08/15/2027	462,000	526,961
Discover Bank
3.35%, 02/06/2023	2,000,000	2,109,752
3.45%, 07/27/2026	1,951,000	2,109,261
4.20%, 08/08/2023	7,156,000	7,815,324
4.65%, 09/13/2028	4,000,000	4,593,071
Discover Financial Services
3.75%, 03/04/2025	2,920,000	3,143,023
Duke Realty LP
2.88%, 11/15/2029	800,000	872,464
3.25%, 06/30/2026	203,000	222,610
3.63%, 04/15/2023	7,744,000	8,226,029
Equinix, Inc.
1.80%, 07/15/2027	1,823,000	1,824,878
Essex Portfolio LP
2.65%, 03/15/2032	1,740,000	1,834,723
Federal Realty Investment Trust
3.50%, 06/01/2030	2,753,000	2,899,690
3.95%, 01/15/2024	6,671,000	7,099,220
Federation des Caisses Desjardins du Quebec
2.05%, 02/10/2025(3)	5,000,000	5,145,376
Fifth Third Bancorp
3.65%, 01/25/2024	1,420,000	1,548,923
FMR LLC
4.95%, 02/01/2033(3)	250,000	326,573
6.45%, 11/15/2039(3)	258,000	383,977
GAIF Bond Issuer Pty Ltd.
3.40%, 09/30/2026(3)	1,000,000	1,045,919
GE Capital Funding LLC
3.45%, 05/15/2025(3)	5,894,000	6,175,107
4.05%, 05/15/2027(3)	4,000,000	4,222,098
4.40%, 05/15/2030(3)	2,473,000	2,571,391
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	12,928,000	13,125,102
Globe Life, Inc.
4.55%, 09/15/2028	3,000,000	3,467,894
Goldman Sachs Capital I
6.35%, 02/15/2034	127,000	174,558
Goldman Sachs Group, Inc.
2.88% (3 Month LIBOR USD + 0.82%), 10/31/2022(2)	8,784,000	9,005,744
2.91% (3 Month LIBOR USD + 0.99%), 07/24/2023(2)	8,773,000	9,117,795
2.91% (3 Month LIBOR USD + 1.05%), 06/05/2023(2)	3,076,000	3,188,803
3.00%, 04/26/2022	1,653,000	1,685,035
3.27% (3 Month LIBOR USD + 1.20%), 09/29/2025(2)	5,590,000	6,026,346
3.50%, 01/23/2025	6,509,000	7,086,064
3.50%, 11/16/2026	1,700,000	1,869,590
3.69% (3 Month LIBOR USD + 1.51%), 06/05/2028(2)	3,488,000	3,906,605
3.75%, 05/22/2025	1,305,000	1,445,908
3.75%, 02/25/2026	9,005,000	10,043,271
4.22% (3 Month LIBOR USD + 1.30%), 05/01/2029(2)	5,000,000	5,816,664
4.41% (3 Month LIBOR USD + 1.43%), 04/23/2039(2)	6,303,000	7,686,446
5.15%, 05/22/2045	4,000,000	5,287,181
6.75%, 10/01/2037	2,170,000	3,129,030
Goodman US Finance Four LLC
4.50%, 10/15/2037(3)	200,000	228,229
Goodman US Finance Three LLC
3.70%, 03/15/2028(3)	862,000	932,008
Great-West Lifeco Finance 2018 LP
4.58%, 05/17/2048(3)	650,000	796,809
GTP Acquisition Partners I LLC
3.48%, 06/16/2025(3)	1,824,000	1,910,491
Guardian Life Global Funding
1.10%, 06/23/2025(3)	3,122,000	3,133,377
Guardian Life Insurance Co. of America
4.85%, 01/24/2077(3)	5,610,000	7,134,062
Hartford Financial Services Group, Inc.
3.60%, 08/19/2049	1,000,000	1,053,935
4.30%, 04/15/2043	1,080,000	1,241,943
HCP, Inc.
3.40%, 02/01/2025	662,000	713,436
3.50%, 07/15/2029	1,742,000	1,896,789
3.88%, 08/15/2024	1,981,000	2,177,413
4.20%, 03/01/2024	241,000	262,618

Healthcare Trust of America Holdings LP
3.75%, 07/01/2027	1,734,000	1,829,384
HSBC Holdings Plc
2.65%, 01/05/2022	2,618,000	2,698,949
3.03% (3 Month LIBOR USD + 0.92%), 11/22/2023(2)	1,784,000	1,863,895
3.60%, 05/25/2023	1,000,000	1,073,940
3.80% (3 Month LIBOR USD + 1.21%), 03/11/2025(2)	1,795,000	1,939,353
3.95% (3 Month LIBOR USD + 0.99%), 05/18/2024(2)	1,301,000	1,398,192
3.97% (3 Month LIBOR USD + 1.61%), 05/22/2030(2)	1,000,000	1,109,853
4.00%, 03/30/2022	780,000	824,487
4.04% (3 Month LIBOR USD + 1.55%), 03/13/2028(2)	1,533,000	1,694,045
4.25%, 03/14/2024	1,000,000	1,076,275
4.25%, 08/18/2025	1,009,000	1,100,781
4.29% (3 Month LIBOR USD + 1.35%), 09/12/2026(2)	7,000,000	7,786,650
4.30%, 03/08/2026	1,000,000	1,128,803
6.10%, 01/14/2042	1,060,000	1,507,763
HSBC USA, Inc.
5.00%, 09/27/2020	3,000,000	3,031,306
9.13%, 05/15/2021	75,000	80,220
Huntington Bancshares, Inc.
2.30%, 01/14/2022	3,000,000	3,077,359
2.55%, 02/04/2030	1,650,000	1,705,251
Huntington National Bank
2.88%, 08/20/2020	4,000,000	4,007,491
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/2021	1,150,000	1,167,491
ING Bank NV
5.80%, 09/25/2023(3)	503,000	564,418
ING Groep NV
1.40% (1 Year CMT Index + 1.10%), 07/01/2026(2)(3)	1,940,000	1,944,527
3.15%, 03/29/2022	4,000,000	4,158,576
4.10%, 10/02/2023	3,175,000	3,482,188
International Lease Finance Corp.
5.88%, 08/15/2022	438,000	460,810
8.63%, 01/15/2022	1,200,000	1,289,184
Intesa Sanpaolo SpA
4.00%, 09/23/2029(3)	10,590,000	11,198,040
Invesco Finance Plc
3.75%, 01/15/2026	4,249,000	4,652,503
4.00%, 01/30/2024	2,889,000	3,143,501
Jackson National Life Global Funding
2.50%, 06/27/2022(3)	800,000	825,328
3.05%, 04/29/2026(3)	473,000	510,365
3.25%, 01/30/2024(3)	460,000	491,109
Jefferies Group LLC
5.13%, 01/20/2023	2,600,000	2,821,573
6.25%, 01/15/2036	155,000	177,538
6.45%, 06/08/2027	428,000	502,164
John Hancock Life Insurance Co.
7.38%, 02/15/2024(3)	731,000	848,570
JPMorgan Chase & Co.
2.18% (Secured Overnight Financing Rate + 1.89%), 06/01/2028(2)	18,322,000	18,952,310
2.30%, 08/15/2021	3,600,000	3,607,596
2.95%, 10/01/2026	5,000,000	5,491,526
3.11% (Secured Overnight Financing Rate + 2.44%), 04/22/2051(2)	1,474,000	1,586,358
3.13%, 01/23/2025	4,000,000	4,359,553
3.20%, 06/15/2026	11,090,000	12,309,399
3.30%, 04/01/2026	1,870,000	2,090,161
3.38%, 05/01/2023	3,800,000	4,065,401
3.56% (3 Month LIBOR USD + 0.73%), 04/23/2024(2)	8,000,000	8,577,602
3.96% (3 Month LIBOR USD + 1.38%), 11/15/2048(2)	5,796,000	7,080,915
4.00% (Secured Overnight Financing Rate + 2.75%), 10/01/2168(2)	4,275,000	3,741,822
4.01% (3 Month LIBOR USD + 1.12%), 04/23/2029(2)	2,320,000	2,680,706
4.02% (3 Month LIBOR USD + 1.00%), 12/05/2024(2)	1,742,000	1,919,498
4.26% (3 Month LIBOR USD + 1.58%), 02/22/2048(2)	5,140,000	6,473,278
4.45% (3 Month LIBOR USD + 1.33%), 12/05/2029(2)	9,660,000	11,580,674
4.60% (Secured Overnight Financing Rate + 3.13%), 08/01/2168(2)	1,985,000	1,769,826
5.00% (Secured Overnight Financing Rate + 3.38%), 02/01/2168(2)	5,010,000	4,818,643
KeyBank N.A.
3.18%, 05/22/2022	567,000	587,853

KeyCorp
4.15%, 10/29/2025	950,000	1,089,217
Liberty Mutual Group, Inc.
3.95%, 10/15/2050(3)	6,769,000	7,149,413
4.25%, 06/15/2023(3)	72,000	78,150
4.57%, 02/01/2029(3)	2,301,000	2,694,678
Liberty Mutual Insurance Co.
7.70%, 10/15/2097(3)	100,000	152,449
8.50%, 05/15/2025(3)	700,000	900,959
Life Storage LP
4.00%, 06/15/2029	1,831,000	2,027,110
Lincoln National Corp.
3.05%, 01/15/2030	4,101,000	4,316,752
4.20%, 03/15/2022	873,000	924,555
7.00%, 06/15/2040	1,715,000	2,448,983
Lloyds Banking Group Plc
2.91% (3 Month LIBOR USD + 0.81%), 11/07/2023(2)	8,950,000	9,318,126
3.57% (3 Month LIBOR USD + 1.21%), 11/07/2028(2)	1,000,000	1,086,575
3.75%, 01/11/2027	2,000,000	2,213,600
4.05%, 08/16/2023	3,000,000	3,261,189
4.38%, 03/22/2028	949,000	1,101,125
4.45%, 05/08/2025	855,000	969,594
4.58%, 12/10/2025	550,000	610,404
Macquarie Bank Ltd.
4.00%, 07/29/2025(3)	500,000	563,920
Macquarie Group Ltd.
3.19% (3 Month LIBOR USD + 1.02%), 11/28/2023(2)(3)	6,000,000	6,233,293
3.76% (3 Month LIBOR USD + 1.37%), 11/28/2028(2)(3)	2,565,000	2,763,505
4.15% (3 Month LIBOR USD + 1.33%), 03/27/2024(2)(3)	2,000,000	2,146,991
5.03% (3 Month LIBOR USD + 1.75%), 01/15/2030(2)(3)	4,445,000	5,263,649
6.25%, 01/14/2021(3)	1,111,000	1,142,673
Manulife Financial Corp.
4.06% (5 Year 1100 Run ICE Swap Rate USD + 1.65%), 02/24/2032(2)	1,910,000	2,024,103
Markel Corp.
3.63%, 03/30/2023	400,000	426,286
4.15%, 09/17/2050	655,000	720,245
5.00%, 04/05/2046	1,265,000	1,553,554
Marsh & McLennan Cos, Inc.
4.80%, 07/15/2021	5,000,000	5,158,238
Massachusetts Mutual Life Insurance Co.
3.73%, 10/15/2070(3)	2,690,000	2,763,044
4.90%, 04/01/2077(3)	5,000,000	6,458,378
7.63%, 11/15/2023(3)	550,000	629,490
MassMutual Global Funding II
2.35%, 01/14/2027(3)	3,843,000	4,054,718
2.75%, 06/22/2024(3)	700,000	748,771
Mastercard, Inc.
3.85%, 03/26/2050	3,349,000	4,178,120
MBIA Insurance Corp.
12.48% (3 Month LIBOR USD + 11.26%), 01/15/2033(3)	86,000	34,400
MetLife, Inc.
4.88%, 11/13/2043	3,000,000	3,882,857
6.40%, 12/15/2036	3,530,000	4,166,565
Metropolitan Life Global Funding I
0.90%, 06/08/2023(3)	3,106,000	3,124,583
3.00%, 01/10/2023(3)	407,000	431,029
3.00%, 09/19/2027(3)	1,180,000	1,289,978
3.88%, 04/11/2022(3)	1,480,000	1,567,256
Mid-America Apartments LP
4.00%, 11/15/2025	1,500,000	1,666,195
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/2025	5,000,000	5,166,530
2.53%, 09/13/2023	481,000	504,833
2.67%, 07/25/2022	800,000	830,844
2.95%, 03/01/2021	330,000	335,302
3.00%, 02/22/2022	206,000	213,450
3.41%, 03/07/2024	2,520,000	2,720,979
3.46%, 03/02/2023	4,000,000	4,269,627
3.75%, 07/18/2039	1,615,000	1,832,442
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.65%, 09/19/2022(3)	764,000	784,040
3.96%, 09/19/2023(3)	2,730,000	2,920,496

Mizuho Bank Ltd.
3.60%, 09/25/2024(3)	1,250,000	1,361,022
Mizuho Financial Group, Inc.
2.23% (3 Month LIBOR USD + 0.83%), 05/25/2026(2)	1,740,000	1,782,833
2.60%, 09/11/2022	3,500,000	3,638,952
2.87% (3 Month LIBOR USD + 1.31%), 09/13/2030(2)	1,620,000	1,710,192
2.95%, 02/28/2022	2,000,000	2,074,174
Morgan Stanley
2.19% (Secured Overnight Financing Rate + 1.99%), 04/28/2026(2)	16,054,000	16,696,334
2.50%, 04/21/2021	2,000,000	2,033,487
2.63%, 11/17/2021	3,860,000	3,966,065
2.75%, 05/19/2022	8,390,000	8,722,941
3.13%, 01/23/2023	1,735,000	1,839,630
3.59% (3 Month LIBOR USD + 1.34%), 07/22/2028(2)	5,882,000	6,615,061
3.63%, 01/20/2027	9,804,000	11,067,248
3.70%, 10/23/2024	1,167,000	1,294,366
3.74% (3 Month LIBOR USD + 0.85%), 04/24/2024(2)	1,468,000	1,582,596
3.75%, 02/25/2023	1,882,000	2,032,114
3.77% (3 Month LIBOR USD + 1.14%), 01/24/2029(2)	4,371,000	4,975,422
3.88%, 04/29/2024	2,050,000	2,266,842
3.88%, 01/27/2026	3,125,000	3,535,015
3.95%, 04/23/2027	14,190,000	15,971,447
4.10%, 05/22/2023	3,460,000	3,739,531
4.35%, 09/08/2026	930,000	1,072,425
5.00%, 11/24/2025	4,959,000	5,792,156
5.50%, 07/28/2021	1,437,000	1,513,204
MUFG Bank Ltd.
3.75%, 03/10/2024(3)	3,215,000	3,524,970
4.10%, 09/09/2023(3)	239,000	262,678
National Australia Bank Ltd.
3.93% (5 Year CMT Index + 1.88%), 08/02/2034(2)(3)	2,330,000	2,538,812
National Retail Properties, Inc.
3.50%, 10/15/2027	400,000	417,848
3.60%, 12/15/2026	700,000	736,613
3.90%, 06/15/2024	1,310,000	1,394,112
Nationwide Building Society
4.00%, 09/14/2026(3)	7,250,000	7,833,966
Nationwide Financial Services, Inc.
5.38%, 03/25/2021(3)	2,000,000	2,056,910
Nationwide Mutual Insurance Co.
9.38%, 08/15/2039(3)	7,150,000	11,495,666
NatWest Markets Plc
2.38%, 05/21/2023(3)	4,188,000	4,287,449
3.63%, 09/29/2022(3)	3,360,000	3,521,501
New York Life Global Funding
3.00%, 01/10/2028(3)	2,022,000	2,239,283
New York Life Insurance Co.
4.45%, 05/15/2069(3)	4,225,000	5,159,548
Nomura Holdings, Inc.
2.65%, 01/16/2025	2,597,000	2,708,387
Nordea Bank Abp
3.75%, 08/30/2023(3)	4,000,000	4,288,939
4.25%, 09/21/2022(3)	12,865,000	13,655,756
Northern Trust Corp.
1.95%, 05/01/2030	3,650,000	3,751,962
3.38% (3 Month LIBOR USD + 1.13%), 05/08/2032(2)	411,000	440,324
Office Properties Income Trust
4.00%, 07/15/2022	1,255,000	1,250,124
OneBeacon US Holdings, Inc.
4.60%, 11/09/2022	1,500,000	1,558,986
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022(3)	1,003,000	1,026,442
3.88%, 03/20/2027(3)	1,044,000	1,119,668
ORIX Corp.
3.25%, 12/04/2024	1,500,000	1,618,071
Pacific Life Global Funding II
1.20%, 06/24/2025(3)	5,771,000	5,801,149
Pacific Life Insurance Co.
4.30% (3 Month LIBOR USD + 2.80%), 10/24/2067(2)(3)	743,000	773,384
Park Aerospace Holdings Ltd.
5.25%, 08/15/2022(3)	1,480,000	1,389,289
People’s United Bank N.A.
4.00%, 07/15/2024	4,350,000	4,615,069

PNC Bank N.A.
2.95%, 01/30/2023	6,500,000	6,839,055
4.20%, 11/01/2025	322,000	374,441
Principal Life Global Funding II
1.25%, 06/23/2025(3)	2,711,000	2,719,255
3.00%, 04/18/2026(3)	2,000,000	2,206,465
Private Export Funding Corp.
2.65%, 02/16/2021(3)	6,750,000	6,849,571
2.80%, 05/15/2022	1,200,000	1,251,286
3.25%, 06/15/2025	1,280,000	1,436,229
3.55%, 01/15/2024	2,489,000	2,712,244
Progressive Corp.
5.38% (3 Month LIBOR USD + 2.54%), 09/15/2167(2)	780,000	775,336
Prologis LP
3.25%, 10/01/2026	303,000	339,865
Protective Life Corp.
4.30%, 09/30/2028(3)	4,500,000	4,884,226
Prudential Financial, Inc.
3.91%, 12/07/2047	1,231,000	1,398,888
6.63%, 06/21/2040	5,995,000	9,090,999
Prudential Insurance Co. of America
8.30%, 07/01/2025(3)	1,691,000	2,194,544
Realty Income Corp.
3.25%, 10/15/2022	1,490,000	1,560,700
Regency Centers LP
2.95%, 09/15/2029	2,200,000	2,232,559
Regions Financial Corp.
2.75%, 08/14/2022	326,000	339,539
Royal Bank of Canada
1.15%, 06/10/2025	12,789,000	12,806,295
2.25%, 11/01/2024	10,288,000	10,837,559
Royal Bank of Scotland Group Plc
3.75% (5 Year CMT Index + 2.10%), 11/01/2029(2)	1,833,000	1,899,782
4.45% (3 Month LIBOR USD + 1.87%), 05/08/2030(2)	1,500,000	1,741,119
4.52% (3 Month LIBOR USD + 1.55%), 06/25/2024(2)	555,000	602,952
4.89% (3 Month LIBOR USD + 1.75%), 05/18/2029(2)	2,490,000	2,934,780
5.08% (3 Month LIBOR USD + 1.91%), 01/27/2030(2)	7,000,000	8,409,312
Santander Holdings USA, Inc.
3.45%, 06/02/2025	7,762,000	8,090,209
Santander UK Group Holdings Plc
3.82% (3 Month LIBOR USD + 1.40%), 11/03/2028(2)	800,000	881,505
4.75%, 09/15/2025(3)	1,810,000	1,961,207
Santander UK Plc
5.00%, 11/07/2023(3)	4,150,000	4,520,595
Scentre Group Trust 1
3.50%, 02/12/2025(3)	1,390,000	1,447,719
SITE Centers Corp.
4.70%, 06/01/2027	368,000	374,387
Societe Generale SA
2.63%, 01/22/2025(3)	7,054,000	7,202,330
3.00%, 01/22/2030(3)	4,062,000	4,131,082
3.25%, 01/12/2022(3)	7,000,000	7,207,841
3.88%, 03/28/2024(3)	1,000,000	1,068,430
4.25%, 04/14/2025(3)	800,000	846,552
SouthTrust Bank
7.69%, 05/15/2025	253,000	308,355
Standard Chartered Plc
2.74% (3 Month LIBOR USD + 1.20%), 09/10/2022(2)(3)	800,000	809,237
2.82% (3 Month LIBOR USD + 1.21%), 01/30/2026(2)(3)	1,360,000	1,388,990
4.25% (3 Month LIBOR USD + 1.15%), 01/20/2023(2)(3)	3,230,000	3,353,063
4.31% (3 Month LIBOR USD + 1.91%), 05/21/2030(2)(3)	700,000	770,956
4.87% (5 Year 1100 Run ICE Swap Rate USD + 1.97%), 03/15/2033(2)(3)	800,000	872,797
5.20%, 01/26/2024(3)	609,000	660,726
State Bank of India
4.38%, 01/24/2024(3)	6,475,000	6,874,143
State Street Corp.
2.90% (Secured Overnight Financing Rate + 2.60%), 03/30/2026(2)(3)	2,274,000	2,467,168
3.78% (3 Month LIBOR USD + 0.77%), 12/03/2024(2)	1,000,000	1,102,526
Stifel Financial Corp.
3.50%, 12/01/2020	5,000,000	5,024,717
Sumitomo Life Insurance Co.
4.00% (3 Month LIBOR USD + 2.99%), 09/14/2077(2)(3)	1,000,000	1,070,000

Sumitomo Mitsui Banking Corp.
3.95%, 07/19/2023	250,000	272,643
Sumitomo Mitsui Financial Group, Inc.
1.47%, 07/08/2025	10,975,000	10,973,000
2.13%, 07/08/2030	7,797,000	7,813,509
2.44%, 10/19/2021	531,000	543,837
2.63%, 07/14/2026	644,000	685,886
2.78%, 10/18/2022	6,718,000	7,021,795
2.78%, 07/12/2022	1,500,000	1,562,570
2.85%, 01/11/2022	1,100,000	1,136,641
3.04%, 07/16/2029	5,005,000	5,393,248
3.10%, 01/17/2023	1,033,000	1,092,470
SunTrust Bank
3.30%, 05/15/2026	1,000,000	1,102,759
SunTrust Banks, Inc.
2.70%, 01/27/2022	4,210,000	4,342,241
4.00%, 05/01/2025	424,000	482,718
Synchrony Financial
3.75%, 08/15/2021	6,000,000	6,134,609
3.95%, 12/01/2027	1,500,000	1,567,620
4.50%, 07/23/2025	4,000,000	4,250,010
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047(3)	3,360,000	3,986,414
4.90%, 09/15/2044(3)	200,000	256,872
6.85%, 12/16/2039(3)	218,000	327,649
Trinity Acquisition Plc
4.40%, 03/15/2026	2,300,000	2,620,117
6.13%, 08/15/2043	5,000,000	6,818,942
Truist Financial Corp.
1.95%, 06/05/2030	7,588,000	7,701,186
4.80% (5 Year CMT Index + 3.00%), 12/31/2099(2)	5,630,000	5,185,680
UBS AG
1.75%, 04/21/2022(3)	1,710,000	1,742,285
UBS Group Funding Switzerland AG
2.86% (3 Month LIBOR USD + 0.95%), 08/15/2023(2)(3)	7,367,000	7,630,750
2.95%, 09/24/2020(3)	1,250,000	1,257,017
3.49%, 05/23/2023(3)	9,790,000	10,254,851
4.13%, 09/24/2025(3)	800,000	906,764
4.25%, 03/23/2028(3)	3,000,000	3,403,947
UDR, Inc.
2.95%, 09/01/2026	276,000	292,307
3.00%, 08/15/2031	415,000	442,319
3.20%, 01/15/2030	1,565,000	1,705,245
United Overseas Bank Ltd.
3.20%, 04/23/2021(3)	765,000	779,962
Ventas Realty LP
3.10%, 01/15/2023	13,500,000	13,819,315
3.50%, 02/01/2025	251,000	259,063
3.75%, 05/01/2024	382,000	398,021
3.85%, 04/01/2027	677,000	708,291
4.13%, 01/15/2026	449,000	481,839
Vornado Realty LP
3.50%, 01/15/2025	800,000	800,750
WEA Finance LLC
3.15%, 04/05/2022(3)	1,243,000	1,261,186
WEA Finance LLC / Westfield UK & Europe Finance Plc
3.25%, 10/05/2020(3)	7,331,000	7,340,374
Wells Fargo & Co.
1.65% (Secured Overnight Financing Rate + 1.60%), 06/02/2024(2)	521,000	529,437
2.16% (3 Month LIBOR USD + 0.75%), 02/11/2026(2)	17,945,000	18,520,860
2.19% (Secured Overnight Financing Rate + 2.00%), 04/30/2026(2)	2,207,000	2,281,966
2.39% (Secured Overnight Financing Rate + 2.10%), 06/02/2028(2)	2,342,000	2,419,350
2.57% (3 Month LIBOR USD + 1.00%), 02/11/2031(2)	12,110,000	12,668,176
2.63%, 07/22/2022	11,315,000	11,788,542
3.00%, 04/22/2026	5,000,000	5,460,011
3.07% (Secured Overnight Financing Rate + 2.53%), 04/30/2041(2)	3,900,000	4,058,058
3.07%, 01/24/2023	2,655,000	2,750,118
3.20% (3 Month LIBOR USD + 1.17%), 06/17/2027(2)	3,145,000	3,410,112
3.30%, 09/09/2024	1,900,000	2,077,061
3.50%, 03/08/2022	1,929,000	2,020,519
3.55%, 09/29/2025	700,000	781,714

3.75%, 01/24/2024	1,690,000	1,846,576
4.10%, 06/03/2026	3,749,000	4,225,689
4.30%, 07/22/2027	729,000	836,179
4.40%, 06/14/2046	626,000	756,554
4.65%, 11/04/2044	675,000	836,082
4.75%, 12/07/2046	1,343,000	1,716,748
4.90%, 11/17/2045	1,457,000	1,869,716
5.38%, 11/02/2043	317,000	430,411
Welltower, Inc.
2.70%, 02/15/2027	497,000	516,407
3.10%, 01/15/2030	1,085,000	1,125,145
6.50%, 03/15/2041	700,000	889,812
Western Union Co.
3.60%, 03/15/2022	1,300,000	1,348,981
Westpac Banking Corp.
4.42%, 07/24/2039	1,010,000	1,192,281
Weyerhaeuser Co.
7.38%, 03/15/2032	500,000	691,479
Willis North America, Inc.
5.05%, 09/15/2048	7,500,000	9,600,043
WP Carey, Inc.
4.25%, 10/01/2026	800,000	873,352
WR Berkley Corp.
4.75%, 08/01/2044	3,445,000	4,037,938
XLIT Ltd.
5.25%, 12/15/2043	2,700,000	3,617,879

Total Financials		1,778,771,241

Industrials – 1.60%
Airbus Finance BV
2.70%, 04/17/2023(3)	376,000	389,746
Airbus SE
3.15%, 04/10/2027(3)	736,000	759,579
3.95%, 04/10/2047(3)	150,000	161,061
Allegion US Holding Co., Inc.
3.20%, 10/01/2024	2,000,000	2,086,442
Amphenol Corp.
3.20%, 04/01/2024	8,135,000	8,722,413
Arrow Electronics, Inc.
3.25%, 09/08/2024	219,000	232,151
3.50%, 04/01/2022	965,000	990,839
3.88%, 01/12/2028	221,000	231,558
4.50%, 03/01/2023	183,000	194,324
Aviation Capital Group LLC
3.50%, 11/01/2027(3)	700,000	576,976
3.88%, 05/01/2023(3)	780,000	742,084
BAE Systems Plc
5.80%, 10/11/2041(3)	400,000	542,772
Boeing Co.
3.30%, 03/01/2035	1,410,000	1,284,281
3.95%, 08/01/2059	4,825,000	4,226,376
4.51%, 05/01/2023	9,846,000	10,396,490
4.88%, 05/01/2025	3,038,000	3,307,934
5.15%, 05/01/2030	6,670,000	7,441,619
5.71%, 05/01/2040	1,555,000	1,758,594
5.81%, 05/01/2050	1,226,000	1,446,562
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	725,000	840,398
4.38%, 09/01/2042	462,000	582,653
5.15%, 09/01/2043	389,000	537,476
5.40%, 06/01/2041	542,000	743,447
5.75%, 05/01/2040	373,000	526,029
6.15%, 05/01/2037	320,000	467,323
7.29%, 06/01/2036	134,000	203,716
Canadian Pacific Railway Co.
2.90%, 02/01/2025	644,000	697,861
Carlisle Cos, Inc.
3.50%, 12/01/2024	3,025,000	3,273,313
Carrier Global Corp.
2.70%, 02/15/2031(3)	2,039,000	2,027,105
3.38%, 04/05/2040(3)	1,921,000	1,868,232
Caterpillar Financial Services Corp.
2.75%, 08/20/2021	420,000	431,397

2.85%, 06/01/2022	446,000	465,135
3.25%, 12/01/2024	1,429,000	1,582,749
3.45%, 05/15/2023	650,000	703,963
3.75%, 11/24/2023	2,175,000	2,405,547
Caterpillar, Inc.
2.60%, 06/26/2022	220,000	227,451
CH Robinson Worldwide, Inc.
4.20%, 04/15/2028	6,000,000	6,834,528
CNH Industrial Capital LLC
1.95%, 07/02/2023	5,287,000	5,322,767
CRH America Finance, Inc.
3.40%, 05/09/2027(3)	200,000	210,820
CRH America, Inc.
3.88%, 05/18/2025(3)	354,000	390,446
5.13%, 05/18/2045(3)	230,000	267,997
CSX Corp.
3.35%, 09/15/2049	305,000	335,269
4.65%, 03/01/2068	2,000,000	2,606,024
4.75%, 05/30/2042	175,000	223,384
4.75%, 11/15/2048	1,280,000	1,698,692
5.50%, 04/15/2041	402,000	553,027
Deere & Co.
2.88%, 09/07/2049	3,745,000	3,990,382
Eaton Corp.
4.00%, 11/02/2032	143,000	169,044
5.80%, 03/15/2037	500,000	669,824
7.63%, 04/01/2024	206,000	243,271
Embraer Netherlands Finance BV
5.05%, 06/15/2025	2,202,000	1,948,792
Embraer Overseas Ltd.
5.70%, 09/16/2023(3)	4,000,000	3,810,040
Empresa de Transporte de Pasajeros Metro SA
4.70%, 05/07/2050(3)	2,263,000	2,595,435
FedEx Corp.
4.95%, 10/17/2048	3,000,000	3,479,323
FLIR Systems, Inc.
3.13%, 06/15/2021	3,025,000	3,078,034
General Electric Co.
3.15%, 09/07/2022	7,800,000	8,161,531
3.45%, 05/01/2027	1,000,000	1,025,769
3.63%, 05/01/2030	1,535,000	1,536,374
5.55%, 01/05/2026	1,384,000	1,606,575
5.88%, 01/14/2038	289,000	323,317
Honeywell International Inc
1.95%, 06/01/2030	2,000,000	2,089,642
JB Hunt Transport Services, Inc.
3.85%, 03/15/2024	650,000	692,403
3.88%, 03/01/2026	1,380,000	1,577,811
John Deere Capital Corp.
2.25%, 09/14/2026	970,000	1,049,155
2.80%, 09/08/2027	700,000	782,927
Johnson Controls International Plc
3.75%, 12/01/2021	12,000	12,273
4.95%, 07/02/2064(1)	928,000	1,100,955
Keysight Technologies, Inc.
4.60%, 04/06/2027	8,000,000	9,414,421
L3Harris Technologies, Inc.
3.83%, 04/27/2025	1,820,000	2,031,224
4.85%, 04/27/2035	1,000,000	1,274,571
Lockheed Martin Corp.
3.10%, 01/15/2023	346,000	367,966
Martin Marietta Materials, Inc.
3.45%, 06/01/2027	811,000	872,641
3.50%, 12/15/2027	6,165,000	6,787,564
4.25%, 07/02/2024	1,705,000	1,857,870
6.25%, 05/01/2037	107,000	133,842
Masco Corp.
6.50%, 08/15/2032	1,240,000	1,506,394
Mexico City Airport Trust
3.88%, 04/30/2028(3)	3,950,000	3,580,714
5.50%, 07/31/2047(3)	3,902,000	3,429,000

Norfolk Southern Corp.
2.90%, 02/15/2023	294,000	310,213
3.95%, 10/01/2042	332,000	386,648
4.05%, 08/15/2052	1,100,000	1,322,654
4.80%, 08/15/2043	1,273,000	1,611,664
5.59%, 05/17/2025	6,000	7,172
7.80%, 05/15/2027	1,705,000	2,348,072
Northrop Grumman Corp.
3.20%, 02/01/2027	849,000	940,574
3.25%, 01/15/2028	250,000	279,316
3.85%, 04/15/2045	195,000	229,078
nVent Finance Sarl
4.55%, 04/15/2028	3,625,000	3,877,087
Otis Worldwide Corp.
2.57%, 02/15/2030(3)	3,430,000	3,596,843
Pactiv LLC
7.95%, 12/15/2025	34,000	36,210
Parker-Hannifin Corp.
4.10%, 03/01/2047	583,000	661,874
4.45%, 11/21/2044	333,000	397,170
Penske Truck Leasing Co. LP
2.70%, 03/14/2023(3)	220,000	225,160
3.95%, 03/10/2025(3)	7,000,000	7,587,556
Precision Castparts Corp.
4.20%, 06/15/2035	75,000	88,494
4.38%, 06/15/2045	415,000	501,589
Raytheon Technologies Corp.
3.20%, 03/15/2024(3)	409,000	439,999
4.35%, 04/15/2047(3)	970,000	1,183,134
Roper Technologies, Inc.
2.00%, 06/30/2030	1,150,000	1,150,567
3.00%, 12/15/2020	208,000	209,881
Ryder System, Inc.
2.88%, 09/01/2020	345,000	345,449
Siemens Financieringsmaatschappij NV
2.35%, 10/15/2026(3)	700,000	749,673
2.90%, 05/27/2022(3)	553,000	578,067
3.13%, 03/16/2024(3)	800,000	864,878
3.30%, 09/15/2046(3)	980,000	1,128,372
4.40%, 05/27/2045(3)	513,000	687,622
Textron, Inc.
3.65%, 03/01/2021	11,600,000	11,734,566
3.65%, 03/15/2027	4,975,000	5,152,491
Timken Co.
3.88%, 09/01/2024	1,000,000	1,049,179
TTX Co.
3.60%, 01/15/2025(3)	2,000,000	2,198,330
Union Pacific Corp.
4.10%, 09/15/2067	200,000	239,648
United Technologies Corp.
3.75%, 11/01/2046	1,130,000	1,292,485
4.15%, 05/15/2045	785,000	937,238
4.50%, 06/01/2042	1,823,000	2,257,275
4.63%, 11/16/2048	898,000	1,162,797
Vulcan Materials Co.
4.70%, 03/01/2048	2,054,000	2,367,108
Wabtec Corp.
3.45%, 11/15/2026	5,000,000	5,146,903
4.38%, 08/15/2023	322,000	337,449
Waste Management, Inc.
3.45%, 06/15/2029	940,000	972,661
WestRock MWV LLC
8.20%, 01/15/2030	537,000	756,769
WRKCo, Inc.
3.75%, 03/15/2025	1,300,000	1,440,919
Xylem, Inc.
3.25%, 11/01/2026	1,192,000	1,315,761
Xylem, Inc./NY
1.95%, 01/30/2028	2,170,000	2,188,179
2.25%, 01/30/2031	960,000	965,783

Total Industrials		225,978,191

Technology – 1.31%
Analog Devices, Inc.
3.13%, 12/05/2023	476,000	511,396
4.50%, 12/05/2036	1,020,000	1,192,289

Apple, Inc.
1.65%, 05/11/2030	3,030,000	3,128,514
2.45%, 08/04/2026	1,111,000	1,207,098
2.90%, 09/12/2027	1,643,000	1,841,575
3.00%, 06/20/2027	1,462,000	1,632,930
3.20%, 05/13/2025	1,010,000	1,127,887
3.20%, 05/11/2027	743,000	842,152
3.45%, 02/09/2045	1,357,000	1,583,078
3.85%, 05/04/2043	4,000,000	4,961,035
3.85%, 08/04/2046	776,000	966,678
Broadcom Cayman Finance Ltd.
3.13%, 01/15/2025	7,000,000	7,477,365
Broadcom, Inc.
3.15%, 11/15/2025(3)	6,325,000	6,715,284
3.46%, 09/15/2026(3)	4,111,000	4,412,670
4.11%, 09/15/2028(3)	2,092,000	2,288,136
4.15%, 11/15/2030(3)	4,034,000	4,389,171
4.75%, 04/15/2029(3)	3,340,000	3,790,577
Dell International LLC / EMC Corp.
5.45%, 06/15/2023(3)	5,000,000	5,469,061
6.02%, 06/15/2026(3)	8,302,000	9,518,038
DXC Technology Co.
4.25%, 04/15/2024	9,435,000	10,144,933
4.75%, 04/15/2027	1,500,000	1,644,392
Fidelity National Information Services, Inc.
3.00%, 08/15/2026	1,300,000	1,440,405
3.50%, 04/15/2023	1,281,000	1,371,458
3.88%, 06/05/2024	582,000	642,366
Fiserv, Inc.
3.20%, 07/01/2026	890,000	985,061
3.85%, 06/01/2025	5,000,000	5,644,629
4.40%, 07/01/2049	2,850,000	3,466,761
4.75%, 06/15/2021	5,231,000	5,438,856
Genpact Luxembourg Sarl
3.38%, 12/01/2024	2,000,000	2,063,879
Hewlett Packard Enterprise Co.
4.40%, 10/15/2022	7,500,000	8,029,301
HP, Inc.
3.00%, 06/17/2027	1,380,000	1,446,478
IBM Corp
1.70%, 05/15/2027	5,180,000	5,289,369
International Business Machines Corp.
3.30%, 05/15/2026	3,690,000	4,152,217
6.50%, 01/15/2028	120,000	160,431
Lam Research Corp
3.13%, 06/15/2060	4,670,000	4,927,026
Leidos, Inc.
3.63%, 05/15/2025(3)	3,500,000	3,814,125
Microchip Technology, Inc.
2.67%, 09/01/2023(3)	12,286,000	12,643,000
Microsoft Corp.
2.40%, 08/08/2026	600,000	655,022
2.53%, 06/01/2050	9,330,000	9,653,844
2.68%, 06/01/2060	1,637,000	1,708,259
3.50%, 02/12/2035	318,000	389,100
3.95%, 08/08/2056	589,000	756,646
4.20%, 11/03/2035	231,000	300,554
NXP BV
4.30%, 06/18/2029(3)	2,265,000	2,569,444
5.35%, 03/01/2026(3)	3,542,000	4,210,081
Oracle Corp.
2.40%, 09/15/2023	757,000	791,557
2.80%, 07/08/2021	766,000	785,837
2.95%, 11/15/2024	1,500,000	1,625,906
3.60%, 04/01/2040	2,500,000	2,837,659
3.60%, 04/01/2050	8,287,000	9,339,559
3.80%, 11/15/2037	600,000	692,118
3.85%, 07/15/2036	1,065,000	1,242,437
3.90%, 05/15/2035	936,000	1,131,876
4.30%, 07/08/2034	221,000	273,985
4.38%, 05/15/2055	400,000	507,227

QUALCOMM, Inc.
2.15%, 05/20/2030	4,135,000	4,303,841
Seagate HDD Cayman
4.75%, 06/01/2023	1,500,000	1,581,930
VMware, Inc.
2.95%, 08/21/2022	2,321,000	2,400,950
Xerox Corp.
2.75%, 09/01/2020	1,268,000	1,264,830

Total Technology		185,382,283

Utilities – 3.81%
AEP Texas, Inc.
3.80%, 10/01/2047	3,715,000	4,195,891
AEP Transmission Co. LLC
3.15%, 09/15/2049	580,000	624,003
3.75%, 12/01/2047	2,600,000	2,981,808
4.00%, 12/01/2046	2,020,000	2,424,585
4.25%, 09/15/2048	4,790,000	5,938,750
Alabama Power Co.
2.80%, 04/01/2025	2,025,000	2,182,942
3.75%, 03/01/2045	182,000	206,383
4.10%, 01/15/2042	233,000	263,853
4.15%, 08/15/2044	205,000	245,038
6.13%, 05/15/2038	219,000	315,090
Ameren Corp.
2.50%, 09/15/2024	3,468,000	3,674,850
Ameren Illinois Co.
3.25%, 03/15/2050	2,007,000	2,214,663
American Water Capital Corp.
3.45%, 06/01/2029	590,000	675,617
3.85%, 03/01/2024	500,000	554,054
4.00%, 12/01/2046	2,350,000	2,832,893
6.59%, 10/15/2037	386,000	575,224
Appalachian Power Co.
6.70%, 08/15/2037	430,000	595,852
APT Pipelines Ltd.
4.25%, 07/15/2027(3)	1,098,000	1,225,540
Arizona Public Service Co.
3.35%, 06/15/2024	676,000	725,757
3.75%, 05/15/2046	2,290,000	2,588,353
5.05%, 09/01/2041	349,000	440,814
Atmos Energy Corp.
4.13%, 10/15/2044	1,860,000	2,292,523
4.15%, 01/15/2043	830,000	1,007,795
Ausgrid Finance Pty Ltd.
4.35%, 08/01/2028(3)	10,275,000	11,424,109
Avangrid, Inc.
3.15%, 12/01/2024	610,000	658,552
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	509,000	529,596
2.90%, 06/15/2050	950,000	968,934
3.20%, 09/15/2049	1,105,000	1,172,111
3.50%, 08/15/2046	375,000	420,051
Berkshire Hathaway Energy Co.
3.50%, 02/01/2025	625,000	696,977
6.13%, 04/01/2036	366,000	527,642
Boston Gas Co.
4.49%, 02/15/2042(3)	253,000	312,840
Brooklyn Union Gas Co.
3.87%, 03/04/2029(3)	1,125,000	1,290,931
4.27%, 03/15/2048(3)	1,100,000	1,355,856
4.50%, 03/10/2046(3)	2,000,000	2,459,726
CenterPoint Energy Houston Electric LLC
3.95%, 03/01/2048	151,000	183,026
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	158,000	159,815
China Southern Power Grid International Finance BVI Co. Ltd.
3.50%, 05/08/2027(3)	1,910,000	2,085,276
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028(3)	1,333,000	1,459,938
CMS Energy Corp.
2.95%, 02/15/2027	348,000	362,263
3.00%, 05/15/2026	110,000	119,308
3.45%, 08/15/2027	350,000	384,424

Comision Federal de Electricidad
4.88%, 05/26/2021(3)	551,000	559,954
4.88%, 01/15/2024(3)	322,000	338,905
Commonwealth Edison Co.
3.65%, 06/15/2046	364,000	426,284
3.75%, 08/15/2047	1,000,000	1,188,580
4.00%, 03/01/2048	4,615,000	5,694,708
Connecticut Light & Power Co.
3.20%, 03/15/2027	600,000	660,895
Consolidated Edison Co. of New York, Inc.
3.85%, 06/15/2046	2,940,000	3,379,595
4.30%, 12/01/2056	3,050,000	3,627,387
4.50%, 05/15/2058	538,000	676,738
4.65%, 12/01/2048	5,900,000	7,570,795
5.70%, 06/15/2040	318,000	440,232
Consumers Energy Co.
3.25%, 08/15/2046	190,000	211,950
4.35%, 08/31/2064	191,000	243,451
Delmarva Power & Light Co.
4.00%, 06/01/2042	170,000	197,278
Dominion Energy Gas Holdings LLC
2.80%, 11/15/2020	264,000	265,812
4.60%, 12/15/2044	1,300,000	1,482,932
Dominion Energy Inc.
2.85%, 08/15/2026	304,000	326,196
4.90%, 08/01/2041	212,000	264,227
5.25%, 08/01/2033	1,161,000	1,405,563
5.95%, 06/15/2035	3,389,000	4,462,542
7.00%, 06/15/2038	124,000	176,287
Dominion Energy, Inc.
2.45%, 01/15/2023(3)	7,054,000	7,279,240
DTE Electric Co.
2.65%, 06/15/2022	194,000	200,646
DTE Energy Co.
2.53%, 10/01/2024	6,316,000	6,608,985
Duke Energy Carolinas LLC
4.25%, 12/15/2041	141,000	173,687
6.00%, 12/01/2028	235,000	310,526
Duke Energy Corp.
3.55%, 09/15/2021	306,000	314,626
3.75%, 09/01/2046	10,300,000	11,663,810
3.95%, 08/15/2047	1,740,000	2,031,378
Duke Energy Florida LLC
1.75%, 06/15/2030	4,909,000	4,959,634
4.20%, 07/15/2048	3,396,000	4,287,406
Duke Energy Indiana LLC
3.75%, 05/15/2046	600,000	696,410
Duke Energy Progress LLC
3.70%, 10/15/2046	506,000	591,078
4.10%, 05/15/2042	217,000	261,422
4.10%, 03/15/2043	181,000	217,932
4.15%, 12/01/2044	129,000	157,517
4.20%, 08/15/2045	325,000	402,014
4.38%, 03/30/2044	132,000	165,878
Duquesne Light Holdings, Inc.
3.62%, 08/01/2027(3)	1,675,000	1,708,404
East Ohio Gas Co.
3.00%, 06/15/2050(3)	730,000	728,790
Edison International
3.55%, 11/15/2024	3,606,000	3,807,522
5.75%, 06/15/2027	7,787,000	8,939,665
EDP Finance BV
3.63%, 07/15/2024(3)	700,000	751,636
Electricite de France SA
4.75%, 10/13/2035(3)	5,000,000	6,036,011
Emera US Finance LP
2.70%, 06/15/2021	3,799,000	3,868,446
3.55%, 06/15/2026	3,895,000	4,370,907
4.75%, 06/15/2046	900,000	1,066,727

Enel Finance International NV
2.65%, 09/10/2024(3)	1,440,000	1,504,174
3.50%, 04/06/2028(3)	5,845,000	6,286,067
3.63%, 05/25/2027(3)	12,505,000	13,650,593
4.63%, 09/14/2025(3)	1,787,000	2,035,089
4.75%, 05/25/2047(3)	5,575,000	6,650,122
4.88%, 06/14/2029(3)	215,000	253,904
6.00%, 10/07/2039(3)	307,000	408,657
Engie Energia Chile SA
3.40%, 01/28/2030(3)	1,600,000	1,666,400
Entergy Arkansas LLC
3.50%, 04/01/2026	307,000	345,496
Entergy Corp.
2.95%, 09/01/2026	310,000	342,080
Entergy Louisiana LLC
2.40%, 10/01/2026	650,000	696,578
3.05%, 06/01/2031	440,000	486,994
3.12%, 09/01/2027	370,000	406,496
4.00%, 03/15/2033	2,610,000	3,205,133
Entergy Texas, Inc.
4.50%, 03/30/2039	11,000,000	13,582,368
Evergy, Inc.
2.90%, 09/15/2029	2,190,000	2,346,206
Eversource Energy
2.75%, 03/15/2022	8,915,000	9,237,031
Exelon Corp.
3.50%, 06/01/2022	10,180,000	10,626,873
4.95%, 06/15/2035	1,500,000	1,848,562
Exelon Generation Co. LLC
3.40%, 03/15/2022	1,180,000	1,226,352
4.25%, 06/15/2022	313,000	331,601
5.75%, 10/01/2041	192,000	214,122
6.25%, 10/01/2039	300,000	356,153
FirstEnergy Corp.
2.85%, 07/15/2022	1,124,000	1,165,693
3.40%, 03/01/2050	3,305,000	3,523,700
3.90%, 07/15/2027	4,137,000	4,679,264
4.25%, 03/15/2023	3,893,000	4,209,390
4.85%, 07/15/2047	263,000	333,159
FirstEnergy Transmission LLC
4.55%, 04/01/2049(3)	2,482,000	3,014,582
5.45%, 07/15/2044(3)	4,430,000	5,722,500
Florida Power & Light Co.
3.70%, 12/01/2047	2,598,000	3,117,806
5.40%, 09/01/2035	700,000	986,548
Fortis, Inc.
3.06%, 10/04/2026	2,291,000	2,471,956
Indiana Michigan Power Co.
3.20%, 03/15/2023	991,000	1,045,406
Interstate Power and Light Co
2.30%, 06/01/2030	2,975,000	3,037,601
Israel Electric Corp. Ltd.
5.00%, 11/12/2024(3)	3,288,000	3,682,955
6.88%, 06/21/2023(3)	2,340,000	2,678,555
ITC Holdings Corp.
2.70%, 11/15/2022	10,512,000	10,959,173
2.95%, 05/14/2030(3)	890,000	944,486
Jersey Central Power & Light Co.
4.30%, 01/15/2026(3)	740,000	855,657
6.15%, 06/01/2037	400,000	514,339
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/2042	428,663	541,281
Kansas City Power & Light Co.
3.15%, 03/15/2023	375,000	396,576
4.20%, 03/15/2048	500,000	624,039
5.30%, 10/01/2041	1,032,000	1,376,294
KeySpan Gas East Corp.
2.74%, 08/15/2026(3)	538,000	575,094
Massachusetts Electric Co.
4.00%, 08/15/2046(3)	624,000	709,627
Mega Advance Investments Ltd.
5.00%, 05/12/2021(3)	591,000	605,267
MidAmerican Energy Co.
3.50%, 10/15/2024	317,000	351,913

Mid-Atlantic Interstate Transmission LLC
4.10%, 05/15/2028(3)	9,900,000	11,283,553
National Rural Utilities Cooperative Finance Corp.
2.95%, 02/07/2024	341,000	364,913
3.05%, 04/25/2027	462,000	504,817
8.00%, 03/01/2032	791,000	1,243,860
Nevada Power Co.
2.40%, 05/01/2030	3,306,000	3,513,749
5.38%, 09/15/2040	261,000	334,266
5.45%, 05/15/2041	386,000	500,065
New England Power Co.
3.80%, 12/05/2047(3)	6,995,000	8,071,254
New York State Electric & Gas Corp.
3.25%, 12/01/2026(3)	804,000	890,051
NextEra Energy Capital Holdings, Inc.
2.25%, 06/01/2030	10,761,000	11,054,476
2.80%, 01/15/2023	3,671,000	3,858,842
3.34%, 09/01/2020	15,940,000	16,019,515
Niagara Mohawk Power Corp.
1.96%, 06/27/2030(3)	2,150,000	2,171,128
3.51%, 10/01/2024(3)	258,000	283,257
NiSource, Inc.
2.65%, 11/17/2022	11,730,000	12,249,404
2.95%, 09/01/2029	1,520,000	1,655,968
3.60%, 05/01/2030	5,934,000	6,780,111
3.85%, 02/15/2023	283,000	300,414
3.95%, 03/30/2048	4,480,000	5,180,230
5.80%, 02/01/2042	774,000	1,035,273
6.25%, 12/15/2040	550,000	762,717
Northern States Power Co.
3.60%, 09/15/2047	2,395,000	2,802,913
4.13%, 05/15/2044	1,480,000	1,860,988
NRG Energy, Inc.
4.45%, 06/15/2029(3)	1,155,000	1,215,695
Ohio Power Co.
4.15%, 04/01/2048	1,190,000	1,464,958
Oncor Electric Delivery Co. LLC
3.10%, 09/15/2049	1,895,000	2,088,200
5.75%, 03/15/2029	124,000	162,642
Pacific Gas & Electric Co.
1.75%, 06/16/2022	8,056,000	8,068,567
4.45%, 04/15/2042(5)	1,905,000	2,119,313
PECO Energy Co.
2.38%, 09/15/2022	578,000	598,445
2.80%, 06/15/2050	860,000	887,381
3.70%, 09/15/2047	2,120,000	2,509,458
3.90%, 03/01/2048	5,235,000	6,415,478
4.15%, 10/01/2044	353,000	435,765
Pennsylvania Electric Co.
3.25%, 03/15/2028(3)	2,386,000	2,593,253
Pepco Holdings LLC
7.45%, 08/15/2032	222,000	317,620
Perusahaan Listrik Negara PT
4.88%, 07/17/2049(3)	1,541,000	1,675,838
5.50%, 11/22/2021(3)	1,959,000	2,045,196
PNM Resources, Inc.
3.25%, 03/09/2021	165,000	167,453
Potomac Electric Power Co.
6.50%, 11/15/2037	136,000	203,167
PPL Capital Funding, Inc.
4.00%, 09/15/2047	200,000	215,733
4.20%, 06/15/2022	1,082,000	1,145,563
PPL Electric Utilities Corp.
2.50%, 09/01/2022	178,000	182,705
3.00%, 10/01/2049	2,105,000	2,229,829
4.13%, 06/15/2044	208,000	252,519
Progress Energy, Inc.
3.15%, 04/01/2022	389,000	403,809
4.40%, 01/15/2021	390,000	394,451
7.75%, 03/01/2031	3,031,000	4,411,140
PSEG Power LLC
3.00%, 06/15/2021	2,310,000	2,356,955

Public Service Co. of Colorado
3.55%, 06/15/2046	353,000	392,739
4.10%, 06/15/2048	2,515,000	3,158,948
Public Service Co. of Oklahoma
4.40%, 02/01/2021	203,000	207,608
6.63%, 11/15/2037	649,000	885,410
Public Service Electric & Gas Co.
3.15%, 08/15/2024	1,000,000	1,077,238
3.60%, 12/01/2047	1,605,000	1,857,808
5.38%, 11/01/2039	117,000	162,654
Puget Energy, Inc.
3.65%, 05/15/2025	1,200,000	1,282,087
Puget Sound Energy, Inc.
3.25%, 09/15/2049	3,890,000	4,167,768
RGS I&M Funding Corp.
9.82%, 06/07/2022	63,213	65,828
San Diego Gas & Electric Co.
3.75%, 06/01/2047	1,737,000	2,003,273
3.95%, 11/15/2041	310,000	348,561
4.15%, 05/15/2048	1,693,000	2,042,767
5.35%, 05/15/2040	3,430,000	4,542,448
6.00%, 06/01/2026	213,000	261,228
Sempra Energy
4.05%, 12/01/2023	10,325,000	11,251,511
6.00%, 10/15/2039	752,000	1,040,906
Southern California Edison Co.
1.85%, 02/01/2022	96,000	96,081
3.50%, 10/01/2023	328,000	352,144
3.65%, 03/01/2028	1,200,000	1,346,677
3.65%, 02/01/2050	2,793,000	3,067,949
3.70%, 08/01/2025	5,547,000	6,136,224
3.90%, 12/01/2041	392,000	426,026
4.05%, 03/15/2042	800,000	911,580
4.13%, 03/01/2048	1,880,000	2,194,959
6.05%, 03/15/2039	253,000	341,035
Southern California Gas Co.
2.55%, 02/01/2030	2,621,000	2,820,244
Southern Co.
3.25%, 07/01/2026	218,000	241,585
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	230,000	241,256
3.25%, 06/15/2026	225,000	240,667
3.50%, 09/15/2021	530,000	544,587
3.95%, 10/01/2046	282,000	311,129
4.40%, 06/01/2043	160,000	180,603
5.88%, 03/15/2041	1,210,000	1,606,235
Southern Power Co.
5.15%, 09/15/2041	746,000	848,197
Southwest Gas Corp.
3.80%, 09/29/2046	508,000	552,326
Southwestern Public Service Co.
4.50%, 08/15/2041	350,000	431,830
Talent Yield Investments Ltd.
4.50%, 04/25/2022(3)	715,000	745,128
Toledo Edison Co.
6.15%, 05/15/2037	680,000	973,338
Tri-State Generation & Transmission Association, Inc.
4.25%, 06/01/2046	371,000	435,092
Union Electric Co.
2.95%, 06/15/2027	715,000	785,609
3.65%, 04/15/2045	1,370,000	1,559,408
Virginia Electric & Power Co.
3.45%, 02/15/2024	191,000	207,149
3.50%, 03/15/2027	4,955,000	5,618,275
4.45%, 02/15/2044	126,000	156,963
4.60%, 12/01/2048	1,705,000	2,244,587
4.65%, 08/15/2043	3,500,000	4,454,673
Vistra Operations Co. LLC
3.55%, 07/15/2024(3)	8,460,000	8,731,355
WEC Energy Group, Inc.
3.55%, 06/15/2025	865,000	963,429

Westar Energy, Inc.
4.13%, 03/01/2042	4,175,000	4,902,025
Wisconsin Electric Power Co.
3.10%, 06/01/2025	285,000	310,311
Xcel Energy, Inc.
2.40%, 03/15/2021	250,000	252,712
3.35%, 12/01/2026	5,105,000	5,721,576

Total Utilities		539,368,816

Total Corporate Bonds (Cost: $4,380,143,747)		4,731,256,618

Government Related – 14.50%
Other Government Related – 2.23%
Alabama Economic Settlement Authority
4.26%, 09/15/2032	610,000	728,981
American Municipal Power, Inc.
7.50%, 02/15/2050	1,350,000	2,191,725
Atlanta Independent School System
5.56%, 03/01/2026	535,000	645,515
Bay Area Toll Authority
2.57%, 04/01/2031	6,700,000	7,207,927
6.26%, 04/01/2049	1,650,000	2,878,244
California Qualified School Bond Joint Powers Authority
7.16%, 03/01/2027	805,000	968,938
City of Houston TX Combined Utility System Revenue
3.83%, 05/15/2028	1,850,000	2,111,165
City of Los Angeles Department of Airports
6.58%, 05/15/2039	1,650,000	2,207,090
Clark County School District
5.51%, 06/15/2024	3,000,000	3,227,340
Colombia Government International Bond
4.00%, 02/26/2024	737,000	772,929
4.13%, 05/15/2051	2,548,000	2,560,740
4.38%, 07/12/2021	1,000,000	1,023,750
4.50%, 01/28/2026	1,192,000	1,290,352
5.00%, 06/15/2045	2,872,000	3,223,820
5.63%, 02/26/2044	200,000	238,500
7.38%, 09/18/2037	2,150,000	2,924,000
Corp. Andina de Fomento
2.13%, 09/27/2021	2,740,000	2,757,152
2.75%, 01/06/2023	1,125,000	1,164,409
3.25%, 02/11/2022	1,230,000	1,261,980
4.38%, 06/15/2022	2,735,000	2,893,603
County of Cuyahoga OH
9.13%, 10/01/2023	105,000	117,336
District of Columbia Water & Sewer Authority
4.81%, 10/01/2114	875,000	1,254,776
Eaton Community City School District
5.39%, 08/25/2027	275,000	275,572
Export-Import Bank of India
3.88%, 02/01/2028(3)	3,480,000	3,605,692
Fannie Mae
1.63%, 01/07/2025	6,247,000	6,581,422
1.88%, 09/24/2026	725,000	780,683
2.25%, 04/12/2022	6,542,000	6,781,454
2.63%, 09/06/2024	5,221,000	5,716,258
6.25%, 05/15/2029	630,000	912,629
6.63%, 11/15/2030(6)	2,300,000	3,557,203
7.13%, 01/15/2030(4)(6)	1,500,000	2,325,595
Fannie Mae Principal Strip
0.00%, 05/15/2030	929,000	815,555
Federal Home Loan Banks
4.00%, 10/24/2029(4)(6)	2,000,000	2,541,825
Federal Home Loan Mortgage Corp.
6.25%, 07/15/2032	3,709,000	5,825,937
6.75%, 09/15/2029	625,000	942,091
Finnvera OYJ
2.38%, 06/04/2025(3)	600,000	651,502
Hydro-Quebec
8.05%, 07/07/2024	638,000	816,051
8.40%, 01/15/2022	826,000	924,555
9.40%, 02/01/2021	186,000	195,669

Indonesia Government International Bond
4.13%, 01/15/2025(3)	1,325,000	1,438,456
4.45%, 02/11/2024	1,130,000	1,225,366
5.88%, 01/15/2024(3)	1,300,000	1,473,468
Iowa Tobacco Settlement Authority
6.50%, 06/01/2023	645,000	645,432
Israel Government AID Bond
0.00%, 09/15/2023	1,837,000	1,794,062
0.00%, 11/01/2023	413,000	403,038
0.00%, 11/01/2024	1,000,000	965,091
0.00%, 11/01/2024	17,739,000	17,134,760
5.50%, 09/18/2033	619,000	923,499
Japan Finance Organization for Municipalities
1.75%, 09/05/2024(3)	200,000	208,457
2.00%, 09/08/2020(3)	1,600,000	1,603,952
2.13%, 04/13/2021(3)	400,000	404,914
2.13%, 10/25/2023(3)	3,400,000	3,561,616
2.63%, 04/20/2022(3)	6,000,000	6,219,022
3.25%, 04/24/2023(3)	1,000,000	1,072,411
Korea Gas Corp.
4.25%, 11/02/2020(3)	279,000	282,144
Los Angeles Department of Water & Power Power System Revenue
6.60%, 07/01/2050	2,400,000	4,290,672
Mexico Government International Bond
3.60%, 01/30/2025	868,000	920,340
3.75%, 01/11/2028	3,517,000	3,659,931
4.13%, 01/21/2026	1,014,000	1,095,130
4.35%, 01/15/2047	42,000	42,063
4.50%, 01/31/2050	1,275,000	1,311,338
4.60%, 01/23/2046	1,494,000	1,541,778
4.60%, 02/10/2048	1,482,000	1,537,575
4.75%, 03/08/2044	450,000	472,500
5.00%, 04/27/2051	6,081,000	6,552,278
5.75%, 10/12/2110	588,000	651,210
New Hampshire Housing Finance Authority
3.05%, 01/01/2021	95,000	95,758
3.75%, 07/01/2034	80,000	81,587
New Jersey Transportation Trust Fund Authority
4.13%, 06/15/2042	2,830,000	2,635,862
5.75%, 12/15/2028	5,100,000	5,555,685
New Jersey Turnpike Authority
7.10%, 01/01/2041	5,870,000	9,698,355
New York State Dormitory Authority
3.19%, 02/15/2043	6,730,000	7,323,721
5.60%, 03/15/2040	260,000	370,456
New York State Urban Development Corp.
5.84%, 03/15/2040	2,000,000	2,718,300
North American Development Bank
2.40%, 10/26/2022	684,000	707,799
North Carolina Housing Finance Agency
3.00%, 01/01/2033	1,555,000	1,571,903
North Carolina State Education Assistance Authority
0.00% (3 Month LIBOR USD + 0.80%), 07/25/2036(2)(7)	8,600,000	8,180,750
Ohio State University
4.05%, 12/01/2056	406,000	538,998
4.80%, 06/01/2111	1,102,000	1,678,280
Panama Government International Bond
4.50%, 04/16/2050	1,610,000	1,969,030
Peruvian Government International Bond
2.39%, 01/23/2026	3,967,000	4,119,730
4.13%, 08/25/2027	2,008,000	2,307,212
5.63%, 11/18/2050	190,000	299,725
Port Authority of New York & New Jersey
4.46%, 10/01/2062	2,065,000	2,741,349
5.65%, 11/01/2040	435,000	620,841
5.65%, 11/01/2040	1,260,000	1,798,297
Province of Manitoba Canada
2.13%, 06/22/2026	400,000	429,221
2.60%, 04/16/2024	110,000	117,816
Qatar Government International Bond
2.38%, 06/02/2021(3)	829,000	838,948
3.40%, 04/16/2025(3)	6,388,000	6,947,001
4.40%, 04/16/2050(3)	1,130,000	1,398,601
4.82%, 03/14/2049(3)	1,200,000	1,577,076
5.10%, 04/23/2048(3)	3,140,000	4,267,517

Regents of the University of California Medical Center Pooled Revenue
3.71%, 05/15/2120	3,270,000	3,389,126
Republic of South Africa Government International Bond
5.88%, 09/16/2025	403,000	427,180
Resolution Funding Corp. Interest Strip
0.00%, 10/15/2027	1,295,000	1,204,455
Rhode Island Housing & Mortgage Finance Corp.
4.00%, 10/01/2023	2,865,000	2,961,493
Romanian Government International Bond
5.13%, 06/15/2048(3)	5,000,000	5,900,000
6.75%, 02/07/2022	250,000	268,675
Saudi Government International Bond
2.88%, 03/04/2023(3)	5,560,000	5,796,500
4.00%, 04/17/2025(3)	3,200,000	3,547,680
State of California
7.30%, 10/01/2039	275,000	459,756
7.50%, 04/01/2034	5,540,000	9,034,300
State of Illinois
5.00%, 10/01/2022	685,000	715,750
5.00%, 11/01/2022	10,340,000	10,819,673
5.10%, 06/01/2033	5,015,000	5,087,467
Tennessee Valley Authority
0.75%, 05/15/2025	5,562,000	5,634,822
2.88%, 02/01/2027	1,000,000	1,133,207
4.25%, 09/15/2065	1,720,000	2,587,316
4.63%, 09/15/2060	1,308,000	2,042,524
5.50%, 06/15/2038	57,000	87,055
5.88%, 04/01/2036	2,967,000	4,627,192
7.13%, 05/01/2030	1,615,000	2,510,102
Tennessee Valley Authority Generic Strip
0.00%, 07/15/2028	2,000,000	1,811,254
0.00%, 03/15/2032	1,514,000	1,259,724
Tennessee Valley Authority Principal Strip
0.00%, 11/01/2025	1,847,000	1,755,962
0.00%, 06/15/2035	258,000	191,106
Texas Private Activity Bond Surface Transportation Corp.
3.92%, 12/31/2049	1,810,000	1,863,250
Three Rivers Local School District
5.21%, 09/15/2027	285,000	289,187
Tokyo Metropolitan Government
2.00%, 05/17/2021(3)	2,400,000	2,427,072
2.50%, 06/08/2022(3)	5,000,000	5,172,569
3.25%, 06/01/2023(3)	1,200,000	1,287,022
University of Missouri
5.96%, 11/01/2039	3,445,000	4,723,198
University of Virginia
4.18%, 09/01/2117	1,540,000	2,097,218
Uruguay Government International Bond
4.98%, 04/20/2055	2,590,000	3,318,463
5.10%, 06/18/2050	1,150,000	1,483,512
West Contra Costa Unified School District
6.25%, 08/01/2030	215,000	298,596
Westlake City School District
5.23%, 12/01/2026	430,000	435,556

Total Other Government Related		315,568,248

U.S. Treasury Obligations – 12.27%
U.S. Treasury Bond
1.13%, 05/15/2040	3,444,000	3,411,443
3.00%, 11/15/2044	34,590,000	46,296,553
U.S. Treasury Inflation Indexed Bonds
0.13%, 01/15/2022(8)	2,517,059	2,553,521
1.75%, 01/15/2028(8)	734,298	876,499
2.50%, 01/15/2029(8)	493,192	632,557
3.63%, 04/15/2028(8)	1,653,353	2,226,175
U.S. Treasury Note
0.13%, 06/30/2022	14,172,000	14,163,696
0.25%, 06/15/2023	7,191,000	7,206,169
0.50%, 05/31/2027	15,345,000	15,361,184
1.75%, 12/31/2024	36,232,800	38,657,284
1.75%, 12/31/2026	2,230,000	2,415,630
1.88%, 11/30/2021	11,500,000	11,777,168

U.S. Treasury Note/Bond
0.13%, 05/31/2022	18,922,000	18,907,956
0.25%, 05/31/2025	3,089,000	3,085,018
0.25%, 06/30/2025	24,120,000	24,072,891
0.50%, 06/30/2027	2,835,000	2,836,772
0.63%, 05/15/2030	9,047,000	9,019,435
1.13%, 02/28/2021	8,000,000	8,049,687
1.25%, 05/15/2050	5,000,000	4,800,195
1.38%, 08/31/2020	10,000,000	10,019,789
1.38%, 10/31/2020	1,050,000	1,054,121
1.38%, 08/31/2023	12,000,000	12,452,344
1.50%, 01/31/2022	1,250,000	1,276,123
1.63%, 10/31/2023	25,000,000	26,192,383
1.63%, 08/15/2029	58,230,000	63,525,291
1.75%, 02/28/2022	37,900,000	38,890,433
1.75%, 03/31/2022	53,000,000	54,461,640
1.75%, 01/31/2023	12,000,000	12,485,156
1.75%, 05/15/2023	17,221,000	17,996,618
1.88%, 04/30/2022	2,000,000	2,062,266
2.00%, 11/30/2020	1,000,000	1,007,539
2.00%, 06/30/2024	543,000	581,349
2.00%, 08/15/2025	150,100	162,964
2.00%, 02/15/2050	50,376,000	57,660,842
2.13%, 08/15/2021	2,805,000	2,865,921
2.13%, 12/31/2022	55,000,000	57,674,805
2.13%, 02/29/2024	10,842,000	11,602,211
2.13%, 05/15/2025	17,000,000	18,510,078
2.25%, 04/30/2021	1,800,000	1,831,008
2.25%, 11/15/2024	20,529,000	22,318,070
2.25%, 11/15/2025	33,746,000	37,179,919
2.25%, 08/15/2046	26,502,100	31,418,446
2.25%, 08/15/2049	9,259,000	11,129,607
2.38%, 11/15/2049	8,832,000	10,903,035
2.50%, 05/15/2024	41,538,000	45,196,914
2.50%, 02/15/2045	87,800,000	108,264,946
2.63%, 08/15/2020	3,709,000	3,720,200
2.63%, 11/15/2020	4,596,000	4,637,831
2.63%, 05/15/2021	5,277,800	5,390,778
2.75%, 05/31/2023	1,737,000	1,866,732
2.75%, 02/15/2024	1,000,000	1,091,836
2.75%, 11/15/2042	1,200,000	1,536,656
2.75%, 08/15/2047	6,887,000	8,994,261
2.75%, 11/15/2047	6,648,000	8,693,558
2.88%, 04/30/2025	840,000	944,541
2.88%, 05/31/2025	5,392,000	6,071,476
2.88%, 05/15/2043	90,925,000	118,756,574
2.88%, 08/15/2045	7,800,000	10,278,023
2.88%, 05/15/2049	42,836,000	57,918,957
3.00%, 05/15/2047	3,861,000	5,260,009
3.00%, 02/15/2048	870,000	1,190,507
3.00%, 02/15/2049	2,144,000	2,958,301
3.13%, 05/15/2021	4,592,000	4,710,029
3.13%, 11/15/2028	58,300,000	70,479,234
3.13%, 02/15/2043	27,100,000	36,733,203
3.13%, 05/15/2048	24,938,000	34,931,709
3.38%, 11/15/2048	30,280,000	44,470,201
3.63%, 08/15/2043	16,350,000	23,874,832
3.63%, 02/15/2044	32,750,000	47,925,020
3.75%, 11/15/2043	48,150,000	71,640,053
4.38%, 11/15/2039	11,454,000	18,006,493
4.38%, 05/15/2041	1,500,000	2,385,059
4.75%, 02/15/2037	37,619,000	59,981,732
5.00%, 05/15/2037	8,604,000	14,107,535
8.00%, 11/15/2021	4,414,000	4,887,988
8.13%, 05/15/2021	1,718,000	1,837,320
8.75%, 08/15/2020	6,304,000	6,370,728
U.S. Treasury Strip Coupon
0.00%, 08/15/2021	9,469,000	9,453,136
0.00%, 11/15/2021	4,679,000	4,669,176
0.00%, 02/15/2022	25,367,000	25,293,184
0.00%, 05/15/2022	18,154,000	18,097,950

0.00%, 08/15/2022	4,975,000	4,956,788
0.00%, 11/15/2022	25,950,000	25,837,067
0.00%, 08/15/2023	22,550,000	22,386,097
0.00%, 11/15/2023	3,218,000	3,190,015
0.00%, 02/15/2024	12,206,000	12,082,275
0.00%, 05/15/2024	1,322,000	1,306,919
0.00%, 08/15/2024	1,834,000	1,809,761
0.00%, 11/15/2024	6,105,000	6,014,607
0.00%, 02/15/2025	799,000	785,556
0.00%, 05/15/2025	3,279,000	3,217,480
0.00%, 08/15/2027	4,314,000	4,135,719
0.00%, 11/15/2027	4,607,000	4,401,169
0.00%, 02/15/2031(6)	12,590,000	11,483,333
0.00%, 08/15/2033	4,212,000	3,695,706
0.00%, 08/15/2034	6,895,000	5,949,362
0.00%, 11/15/2034	2,487,000	2,138,812
0.00%, 02/15/2035	1,824,000	1,562,148
0.00%, 05/15/2035	1,920,000	1,637,158
0.00%, 08/15/2035	175,000	148,714
0.00%, 05/15/2036	121,000	101,376
0.00%, 05/15/2039(6)	455,000	356,563
0.00%, 08/15/2041	1,225,000	909,336
0.00%, 11/15/2043(6)	4,090,000	2,868,411

Total U.S. Treasury Obligations		1,735,212,845

Total Government Related (Cost: $1,812,116,141)		2,050,781,093

Mortgage-Backed Obligations – 37.30%
20 Times Square Trust 2018-20TS
3.20%, 05/15/2035(3)(4)	5,204,000	4,779,698
ACRC Holdings LLC
7.08% (1 Month LIBOR USD + 4.60%), 12/22/2021(2)(12)	6,515,000	6,515,000
Alternative Loan Trust 2003-22CB
6.00%, 12/25/2033	1,930,221	1,987,564
Alternative Loan Trust 2004-2CB
5.75%, 03/25/2034	495,514	501,146
Alternative Loan Trust 2004-8CB
0.45% (1 Month LIBOR USD + 0.27%, 0.27% Floor), 06/25/2034(2)	308,177	306,759
Alternative Loan Trust 2005-1CB
6.92% (1 Month LIBOR USD + 7.10%, 7.10% Cap), 03/25/2035(2)(7)	146,406	24,682
Alternative Loan Trust 2005-20CB
4.57% (1 Month LIBOR USD + 4.75%, 4.75% Cap), 07/25/2035(2)(7)	490,948	75,331
Alternative Loan Trust 2005-22T1
4.89% (1 Month LIBOR USD + 5.07%, 5.07% Cap), 06/25/2035(2)(7)	574,321	101,547
Alternative Loan Trust 2005-28CB
5.50%, 08/25/2035	206,737	202,769
6.00%, 08/25/2035	7,291	4,910
Alternative Loan Trust 2005-37T1
4.87% (1 Month LIBOR USD + 5.05%, 5.05% Cap), 09/25/2035(2)(7)	1,933,971	330,794
Alternative Loan Trust 2005-50CB
5.00%, 11/25/2020	4,286	4,257
Alternative Loan Trust 2005-54CB
4.67% (1 Month LIBOR USD + 4.85%, 4.85% Cap), 11/25/2035(2)(7)	771,801	131,337
5.50%, 11/25/2035	2,730	2,683
5.50%, 11/25/2035	195,352	175,069
Alternative Loan Trust 2005-64CB
5.50%, 12/25/2035	80,820	78,084
Alternative Loan Trust 2005-J1
4.92% (1 Month LIBOR USD + 5.10%, 5.10% Cap), 02/25/2035(2)(7)	11,121	188
Alternative Loan Trust 2006-28CB
6.00%, 10/25/2036	65,342	47,903
Alternative Loan Trust 2006-43CB
6.00%, 02/25/2022	4,100	4,088
Alternative Loan Trust 2006-7CB
5.25%, 05/25/2021	34,581	34,176
Alternative Loan Trust 2006-J5
3.98%, 07/25/2021(4)	13,487	13,343
American General Mortgage Loan Trust 2006-1
5.75%, 12/25/2035(3)(4)	2,711	2,817
Antler Mortgage Trust 2018-RTL1
4.34%, 07/25/2022(3)	12,518,767	12,545,266
ASG Resecuritization Trust 2011-1
6.00%, 09/28/2036(3)	159,886	154,720

Assurant Commercial Mortgage Trust 2016-1
3.17%, 05/15/2049(3)	9,100,000	9,332,886
BAMLL Commercial Mortgage Securities Trust 2012-PARK
2.96%, 12/10/2030(3)	809,000	846,894
BAMLL Commercial Mortgage Securities Trust 2014-520M
4.35%, 08/15/2046(3)(4)	1,200,000	1,287,458
BAMLL Re-REMIC Trust 2013-FRR2
0.00%, 09/26/2022(3)	4,000,000	3,657,393
BAMLL Re-REMIC Trust 2014-FRR5
0.00%, 06/27/2045(3)	6,300,000	5,765,099
Banc of America Alternative Loan Trust 2004-6
0.00%, 07/25/2049	974	771
Banc of America Alternative Loan Trust 2005-10
5.25%, 11/25/2020	461	460
Banc of America Alternative Loan Trust 2005-11
5.50%, 12/25/2035	8,815	8,357
Banc of America Alternative Loan Trust 2005-5
5.50%, 06/25/2035	31,776	31,716
Banc of America Alternative Loan Trust 2005-9
5.50%, 10/25/2035	14,172	13,828
Banc of America Alternative Loan Trust 2006-5
6.00%, 06/25/2046	31,552	30,034
Banc of America Alternative Loan Trust 2007-1
4.95%, 04/25/2022(4)	18,419	17,467
Banc of America Commercial Mortgage Trust 2006-5
0.88%, 09/10/2047(3)(4)	115,523	327
Banc of America Funding 2004-1 Trust
0.00%, 03/25/2034	25,148	20,035
Banc of America Funding 2004-2 Trust
5.75%, 09/20/2034	1,689,778	1,807,018
Banc of America Funding 2004-C Trust
4.41%, 12/20/2034(4)	34,281	33,120
Banc of America Funding 2005-6 Trust
5.50%, 10/25/2035	23,618	22,583
Banc of America Funding 2005-7 Trust
0.00%, 11/25/2035	22,614	20,017
Banc of America Funding 2005-8 Trust
0.00%, 01/25/2036	8,853	6,624
Banc of America Funding 2005-C Trust
0.43% (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.00% Cap), 05/20/2035(2)	1,648,014	1,626,747
Banc of America Funding 2005-E Trust
4.44%, 03/20/2035(4)	7,056	7,110
Banc of America Funding 2006-1 Trust
0.00%, 01/25/2036	12,471	9,029
Banc of America Mortgage 2003-C Trust
4.00%, 04/25/2033(4)	11,395	10,976
BANK 2017-BNK4
3.63%, 05/15/2050	6,790,000	7,633,252
BANK 2017-BNK8
3.49%, 11/15/2050	12,745,000	14,321,022
BANK 2017-BNK9
3.54%, 11/15/2054	6,100,000	6,863,334
BANK 2019-BNK21
2.85%, 10/17/2052	2,742,000	2,999,764
BANK 2020-BNK27
2.14%, 04/15/2063	1,538,000	1,590,156
BBCMS Mortgage Trust 2018-C2
4.05%, 12/15/2051	20,000,000	23,182,176
BB-UBS Trust
2.89%, 06/05/2030(3)	568,000	518,667
BB-UBS Trust 2012-SHOW
3.43%, 11/05/2036(3)	4,602,000	4,424,516
BCAP LLC 2009-RR5 Trust
5.50%, 11/26/2034(3)(4)	31,313	31,463
Bear Stearns ALT-A Trust 2005-7
0.72% (1 Month LIBOR USD + 0.54%, 0.27% Floor, 11.50% Cap), 08/25/2035(2)	386,235	383,625
Bear Stearns ARM Trust 2003-2
4.01%, 01/25/2033(3)(4)	101,790	98,600
Bear Stearns ARM Trust 2003-7
3.31%, 10/25/2033(4)	5,661	5,335
Bear Stearns ARM Trust 2004-2
3.76%, 05/25/2034(4)	43,321	40,486

Bear Stearns ARM Trust 2006-1
3.84% (1 Year CMT Index + 2.25%, 2.25% Floor, 9.90% Cap), 02/25/2036(2)	140,881	139,269
Bear Stearns Asset Backed Securities I Trust 2004-AC2
5.00%, 05/25/2034	19,074	18,973
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14
0.50%, 12/11/2038(3)(4)	590,563	5
Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26
0.01%, 01/12/2045(3)(4)	10,625,694	4,076
Bellemeade Re 2018-1 Ltd.
1.78% (1 Month LIBOR USD + 1.60%), 04/25/2028(2)(3)	1,650,270	1,633,576
Bellemeade Re 2018-2 Ltd.
1.53% (1 Month LIBOR USD + 1.35%), 08/25/2028(2)(3)	809,400	804,510
1.78% (1 Month LIBOR USD + 1.60%), 08/25/2028(2)(3)	1,350,000	1,224,582
Bellemeade Re 2018-3 Ltd.
2.03% (1 Month LIBOR USD + 1.85%, 1.85% Floor), 10/25/2028(2)(3)	1,833,624	1,816,036
Bellemeade Re 2019-3 Ltd.
1.28% (1 Month LIBOR USD + 1.10%, 1.10% Floor), 07/25/2029(2)(3)	1,211,147	1,206,681
1.78% (1 Month LIBOR USD + 1.60%, 1.60% Floor), 07/25/2029(2)(3)	3,600,000	3,487,837
Bellemeade Re 2020-1 Ltd.
2.85% (1 Month LIBOR USD + 2.65%), 06/25/2030(2)(3)	2,650,000	2,650,464
3.60% (1 Month LIBOR USD + 3.40%), 06/25/2030(2)(3)	690,000	690,000
Benchmark 2018-B1 Mortgage Trust
2.67%, 12/15/2072	30,000,000	32,142,633
Benchmark 2020-B16 Mortgage Trust
2.73%, 02/15/2053	511,000	554,985
Benchmark 2020-B17 Mortgage Trust
2.29%, 03/15/2053	3,637,000	3,809,973
BX Commercial Mortgage Trust 2020-BXLP
0.98% (1 Month LIBOR USD + 0.80%, 0.80% Floor), 12/15/2036(2)(3)	13,500,000	13,393,084
CD 2006-CD3 Mortgage Trust
0.86%, 10/15/2048(3)(4)	2,065,645	10,208
CD 2007-CD4 Commercial Mortgage Trust
1.51%, 12/11/2049(3)(4)	15,966	581
CD 2019-CD8 Mortgage Trust
2.66%, 08/15/2057	20,000,000	21,384,366
Chase Mortgage Finance Trust Series 2006-A1
4.01%, 09/25/2036(4)	108,508	95,302
Chase Mortgage Finance Trust Series 2007-A1
3.51%, 02/25/2037(4)	56,062	54,693
3.66%, 02/25/2037(4)	9,259	8,963
3.77%, 02/25/2037(4)	28,106	27,207
3.99%, 02/25/2037(4)	33,235	32,403
Chase Mortgage Finance Trust Series 2007-A2
3.51%, 06/25/2035(4)	29,520	27,988
4.14%, 06/25/2035(4)	46,127	44,759
CHL Mortgage Pass-Through Trust 2002-18
0.00%, 11/25/2032	10,251	9,301
CHL Mortgage Pass-Through Trust 2004-3
5.50%, 04/25/2034	28,031	29,152
5.75%, 04/25/2034	19,098	19,926
CHL Mortgage Pass-Through Trust 2004-5
5.50%, 06/25/2034	110,201	112,627
CHL Mortgage Pass-Through Trust 2004-7
3.57%, 06/25/2034(4)	6,366	6,416
CHL Mortgage Pass-Through Trust 2004-8
4.50%, 06/25/2021	1,517	1,549
CHL Mortgage Pass-Through Trust 2004-HYB1
3.43%, 05/20/2034(4)	8,932	8,532
CHL Mortgage Pass-Through Trust 2004-HYB3
3.00%, 06/20/2034(4)	58,045	55,288
CHL Mortgage Pass-Through Trust 2004-HYB6
3.89%, 11/20/2034(4)	34,714	33,714
CHL Mortgage Pass-Through Trust 2005-14
5.50%, 07/25/2035	21,026	17,954
CHL Mortgage Pass-Through Trust 2005-16
5.50%, 09/25/2035	9,204	8,064
CHL Mortgage Pass-Through Trust 2005-22
3.56%, 11/25/2035(4)	142,313	127,204
CIM Trust 2017-6
3.02%, 06/25/2057(3)(4)	4,048,581	4,069,296
CIM Trust 2017-8
3.00%, 12/25/2065(3)(4)	7,315,078	7,287,363

Citicorp Mortgage Securities Trust Series 2006-1
5.00%, 02/25/2021	1,656	1,663
Citicorp Mortgage Securities Trust Series 2006-4
6.00%, 08/25/2036	47,572	48,282
Citigroup Commercial Mortgage Trust 2014-GC19
3.75%, 03/10/2047	3,833,033	4,100,160
Citigroup Commercial Mortgage Trust 2014-GC21
3.58%, 05/10/2047	3,225,515	3,437,202
Citigroup Commercial Mortgage Trust 2014-GC23
3.36%, 07/10/2047	9,634,692	10,251,734
Citigroup Commercial Mortgage Trust 2015-GC29
2.94%, 04/10/2048	10,000,000	10,442,121
Citigroup Commercial Mortgage Trust 2015-GC33
3.78%, 09/10/2058	717,000	793,845
Citigroup Commercial Mortgage Trust 2016-C1
2.94%, 05/10/2049	10,100,000	10,787,844
Citigroup Commercial Mortgage Trust 2016-C3
3.15%, 11/15/2049	2,764,000	3,012,643
Citigroup Commercial Mortgage Trust 2016-GC37
3.05%, 04/10/2049	13,750,000	14,439,127
Citigroup Commercial Mortgage Trust 2016-P6
3.72%, 12/10/2049(4)	2,783,000	3,136,449
Citigroup Commercial Mortgage Trust 2017-P7
3.44%, 04/14/2050	16,000,000	17,632,267
Citigroup Commercial Mortgage Trust 2017-P8
3.20%, 09/15/2050	21,000,000	22,747,704
Citigroup Commercial Mortgage Trust 2018-B2
3.74%, 03/10/2051	22,000,000	25,055,081
Citigroup Commercial Mortgage Trust 2019-C7
2.86%, 12/15/2072	10,000,000	10,946,608
3.10%, 12/15/2072	5,196,000	5,789,120
Citigroup Commercial Mortgage Trust 2020-GC46
2.72%, 02/15/2053	13,520,000	14,581,110
Citigroup Global Markets Mortgage Securities VII, Inc.
0.00%, 06/25/2033	143	130
4.24%, 09/25/2033(4)	54,332	52,791
7.00%, 06/25/2033(1)	13,350	13,855
Citigroup Mortgage Loan Trust 2009-10
4.28%, 09/25/2033(3)(4)	168,352	164,299
Citigroup Mortgage Loan Trust 2015-A
4.50%, 06/25/2058(3)(4)	426,057	428,788
Citigroup Mortgage Loan Trust 2018-A
4.00%, 01/25/2068(3)(4)	2,252,096	2,268,271
Citigroup Mortgage Loan Trust, Inc.
0.00%, 09/25/2033	4,153	3,809
0.00%, 10/25/2033	3,156	2,742
2.51%, 02/25/2035(4)	21,891	17,954
3.16%, 08/25/2034(4)	13,958	12,889
3.50%, 08/25/2035(4)	62,408	48,288
5.25%, 10/25/2033	19,689	20,198
5.50%, 05/25/2035	99,746	103,401
5.50%, 11/25/2035	1,488	1,483
6.00%, 11/25/2035	2,115,141	2,138,402
7.00%, 09/25/2033	2,973	3,014
COBALT CMBS Commercial Mortgage Trust 2006-C1
1.09%, 08/15/2048(4)	449,938	391
COMM 2012-CCRE1 Mortgage Trust
3.39%, 05/15/2045	3,783,014	3,863,780
COMM 2012-CCRE2 Mortgage Trust
1.79%, 08/15/2045(4)	2,657,754	69,891
3.15%, 08/15/2045	9,614,464	9,885,475
COMM 2013-300P Mortgage Trust
4.35%, 08/10/2030(3)	516,000	553,197
COMM 2013-CCRE10 Mortgage Trust
3.92%, 08/10/2046	4,113,981	4,405,218
COMM 2013-CCRE11 Mortgage Trust
4.26%, 08/10/2050	8,100,000	8,799,034
COMM 2013-CCRE12 Mortgage Trust
3.77%, 10/10/2046	9,308,032	9,916,163
COMM 2013-CCRE7 Mortgage Trust
3.21%, 03/10/2046	1,225,913	1,276,830
COMM 2013-CCRE9 Mortgage Trust
4.02%, 07/10/2045	3,059,736	3,242,637

COMM 2013-SFS Mortgage Trust
3.09%, 04/12/2035(3)(4)	708,000	690,791
COMM 2014-CCRE15 Mortgage Trust
2.93%, 02/10/2047	1,799,555	1,804,921
COMM 2014-CCRE19 Mortgage Trust
3.80%, 08/10/2047	17,769,300	19,350,220
COMM 2014-CCRE20 Mortgage Trust
3.33%, 11/10/2047	12,000,000	12,726,143
COMM 2014-UBS4 Mortgage Trust
2.96%, 08/10/2047	417,521	423,491
COMM 2015-CCRE24 Mortgage Trust
3.43%, 08/10/2048	7,258,719	7,880,536
3.70%, 08/10/2048	770,833	850,399
COMM 2015-CCRE25 Mortgage Trust
3.51%, 08/10/2048	10,754,847	11,573,358
3.76%, 08/10/2048	2,437,000	2,673,111
COMM 2015-LC23 Mortgage Trust
3.77%, 10/10/2048	4,039,090	4,470,407
COMM 2018-HOME Mortgage Trust
3.94%, 04/10/2033(3)(4)	10,975,000	12,390,107
COMM 2020-CBM Mortgage Trust
3.40%, 02/10/2037(3)	6,090,000	5,547,270
Credit Suisse Commercial Mortgage Trust Series 2007-C2
0.04%, 01/15/2049(3)(4)	1,916,471	1
Credit Suisse First Boston Mortgage Securities Corp.
0.00%, 10/25/2033	39,832	33,377
3.72%, 06/25/2033(4)	23,046	22,272
3.82%, 03/25/2034(4)	1,000,079	1,035,661
5.25%, 07/25/2033	991,259	1,013,681
5.25%, 09/25/2033	43,966	45,400
5.25%, 09/25/2034	9,388	8,605
6.73%, 02/25/2033(4)	66,420	68,477
CSAIL 2015-C4 Commercial Mortgage Trust
3.54%, 11/15/2048	7,500,000	8,149,112
CSAIL 2016-C7 Commercial Mortgage Trust
3.50%, 11/15/2049	1,882,000	2,066,158
CSAIL 2017-C8 Commercial Mortgage Trust
3.13%, 06/15/2050	15,525,000	16,780,274
CSAIL 2019-C16 Commercial Mortgage Trust
3.33%, 06/15/2052	1,299,000	1,441,355
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27
5.25%, 11/25/2033	26,894	27,659
5.25%, 11/25/2033	34,838	35,399
5.75%, 11/25/2033	233,996	244,403
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4
5.50%, 09/25/2034	33,156	34,168
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8
5.50%, 12/25/2034	80,506	82,857
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9
0.00%, 10/25/2035	14,694	11,236
5.50%, 10/25/2035	177,987	2,097
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10
0.00%, 11/25/2035	7,944	5,523
CSMA SFR Holdings II A-1
3.50%, 07/25/2023(12)	6,424,177	6,417,752
CSMC 2014-USA OA LLC
4.37%, 09/15/2037(3)	3,000,000	2,315,935
CSMC 2018-RPL7 Trust
4.00%, 08/26/2058(3)	3,378,374	3,405,751
CSMC 2018-RPL9 Trust
3.85%, 09/25/2057(3)(4)	11,822,350	12,546,989
CSMC 2020-WL1 TR VARIABLE REGD 144A
2.35% (1 Month LIBOR USD + 1.40%), 12/26/2059(2)(3)(12)	12,916,539	12,755,082
CSMC Series 2010-17R
3.80%, 06/26/2036(3)(4)	4,422	4,421
CSMC Series 2019-11R
1.53% (1 Month LIBOR USD + 1.35%, 1.35% Floor), 09/25/2045(2)(3)	6,558,744	6,500,738
CSMCM 2018-RPL4 Trust
3.75%, 05/25/2058(3)	3,522,389	3,584,213
CSMCM 2018-RPL9 Trust
3.86%, 09/25/2057(3)(12)	3,074,222	2,974,660

DBJPM 16-C1 Mortgage Trust
3.02%, 05/10/2049	15,000,000	16,068,079
DBUBS 2011-LC2 Mortgage Trust
1.20%, 07/10/2044(3)(4)	2,219,883	10,142
Deephaven Residential Mortgage Trust 2017-1
3.49%, 12/26/2046(3)(4)	208,231	208,609
Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust Series 2005-1
4.98%, 02/25/2021(4)	11,255	11,182
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4
6.15%, 04/25/2034(1)	115	117
Eagle RE 2018-1 Ltd.
1.88% (1 Month LIBOR USD + 1.70%, 1.70% Floor), 11/25/2028(2)(3)	1,514,166	1,465,154
Eagle RE 2019-1 Ltd.
1.98% (1 Month LIBOR USD + 1.80%), 04/25/2029(2)(3)	866,253	859,093
Fannie Mae
2.00%, 07/01/2050(9)	10,075,000	10,305,229
2.00%, 08/01/2050(9)	43,640,000	44,540,535
2.50%, 07/01/2034(9)	12,410,000	12,989,295
2.50%, 07/01/2050(9)	66,220,000	69,005,896
3.00%, 07/01/2034(9)	12,800,000	13,450,500
3.00%, 08/01/2050(9)	7,000,000	7,359,875
3.00%, 09/01/2050(9)	35,205,000	36,949,846
3.50%, 07/01/2034(9)	2,575,000	2,705,259
3.50%, 07/01/2049(9)	3,835,000	4,033,042
4.00%, 07/01/2049(9)	5,275,000	5,589,233
4.50%, 07/01/2050(9)	8,045,000	8,643,975
Fannie Mae Grantor Trust 1999-T2
7.50%, 01/19/2039(4)	60,752	66,669
Fannie Mae Grantor Trust 2001-T3
7.50%, 11/25/2040	97,565	111,143
Fannie Mae Grantor Trust 2002-T16
7.00%, 07/25/2042	111,909	136,108
Fannie Mae Grantor Trust 2004-T1
6.50%, 01/25/2044	21,662	25,589
Fannie Mae Grantor Trust 2004-T2
4.25%, 07/25/2043(4)	99,690	105,724
7.50%, 11/25/2043	182,801	217,393
Fannie Mae Grantor Trust 2004-T3
10.18%, 01/25/2044(4)	22,432	27,399
6.50%, 02/25/2044	276,948	328,312
7.00%, 02/25/2044	115,653	139,093
Fannie Mae Grantor Trust 2017-T1
2.90%, 06/25/2027	6,528,784	7,185,974
Fannie Mae Interest Strip
0.00%, 09/25/2024	36,248	35,253
0.00%, 01/25/2033	7,745	7,320
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 08/25/2042(2)	594,080	600,401
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap), 08/25/2042(2)	1,431,087	1,440,415
4.50%, 11/25/2020	5	0
5.00%, 12/25/2033(4)	10,374	1,559
5.50%, 05/25/2036	39,997	8,457
5.50%, 08/25/2036	26,611	4,996
5.50%, 04/25/2037	11,638	1,871
6.00%, 01/25/2038	26,696	5,349
7.50%, 04/25/2023	403	32
9.00%, 03/25/2024	331	366
Fannie Mae Pool
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 97.76% Cap), 01/01/2023(2)	1,406,329	1,404,076
0.66% (1 Month LIBOR USD + 0.48%, 0.48% Floor, 98.56% Cap), 09/01/2024(2)	3,441,193	3,446,389
0.98% (1 Month LIBOR USD + 0.80%, 0.80% Floor, 98.04% Cap), 03/01/2022(2)	862,024	860,450
2.00%, 12/01/2020	1,548,000	1,547,279
2.00%, 08/01/2031	2,436,037	2,532,171
2.14% (1 Year LIBOR USD + 1.26%, 1.26% Floor, 9.86% Cap), 05/01/2035(2)	11,252	11,298
2.28%, 12/01/2022	948,241	978,283
2.29%, 10/01/2026	10,004,550	10,691,380
2.32%, 12/01/2022	347,194	358,286
2.34%, 12/01/2022	2,188,827	2,260,917
2.34%, 01/01/2023	1,263,698	1,306,932
2.37%, 11/01/2022	437,803	451,654
2.37%, 01/01/2023	1,008,155	1,042,239
2.38%, 11/01/2022	797,978	823,416
2.41%, 11/01/2022	143,901	148,566

2.42%, 12/01/2022	1,082,708	1,119,270
2.42%, 06/01/2023	829,219	862,420
2.42% (1 Year LIBOR USD + 1.55%, 1.55% Floor, 11.17% Cap), 06/01/2036(2)	7,404	7,432
2.45%, 11/01/2022	1,385,186	1,432,490
2.45%, 01/01/2023	678,875	702,962
2.45%, 02/01/2023	1,290,000	1,338,970
2.49%, 03/01/2023	744,484	775,942
2.50%, 04/01/2023	1,445,000	1,505,128
2.50%, 09/01/2027	347,240	364,302
2.50%, 04/01/2028	3,295,352	3,454,195
2.50%, 04/01/2030	1,736,515	1,849,845
2.50%, 05/01/2030	2,181,035	2,311,426
2.50%, 11/01/2031	2,952,632	3,129,497
2.50%, 12/01/2034	17,822,402	18,749,074
2.50%, 12/01/2036	3,778,768	3,958,656
2.50%, 01/01/2043	2,361,632	2,500,257
2.50%, 02/01/2043	1,045,505	1,106,876
2.50%, 10/01/2043	2,181,275	2,309,322
2.50%, 05/01/2046	1,284,010	1,351,110
2.50%, 07/01/2046	2,724,591	2,866,975
2.50%, 10/01/2046	1,005,296	1,064,347
2.52%, 05/01/2023	3,302,000	3,445,256
2.52%, 11/01/2029	14,750,000	15,925,814
2.55%, 11/01/2022	369,560	382,525
2.55%, 11/01/2022	1,156,920	1,197,508
2.55%, 10/01/2028	9,300,000	10,177,512
2.57%, 08/01/2028	5,400,000	5,912,023
2.58%, 09/01/2028	3,830,000	4,200,838
2.59%, 09/01/2028	7,552,000	8,292,889
2.60%, 06/01/2022	765,605	787,104
2.62%, 10/01/2028	9,306,382	10,209,254
2.64%, 04/01/2023	330,400	344,908
2.64%, 07/01/2023	413,000	433,416
2.64%, 08/01/2028	3,398,841	3,741,425
2.65%, 08/01/2022	1,032,000	1,065,960
2.67%, 07/01/2022	624,000	643,770
2.68%, 05/01/2025	1,818,306	1,951,422
2.69%, 12/01/2028	4,567,000	5,062,485
2.70%, 04/01/2023(4)	497,000	519,594
2.70%, 04/01/2025	4,797,348	5,154,382
2.70% (11th District Cost of Funds Index + 1.25%, 1.91% Floor, 12.66% Cap), 09/01/2027(2)	2,818	2,833
2.75%, 03/01/2022	157,419	162,201
2.76%, 06/01/2022	1,575,691	1,607,827
2.77%, 06/01/2023	898,292	944,212
2.79%, 05/01/2027	1,997,249	2,204,819
2.79%, 06/01/2023(4)	1,439,091	1,508,747
2.81%, 04/01/2025	2,900,000	3,138,111
2.81%, 05/01/2027	1,925,176	2,123,127
2.82%, 07/01/2022	987,720	1,020,489
2.83%, 05/01/2027	8,000,000	8,863,347
2.88% (1 Year LIBOR USD + 1.60%, 1.60% Floor, 10.89% Cap), 05/01/2035(2)	5,683	5,771
2.90%, 12/01/2024	2,000,000	2,162,612
2.90%, 10/01/2029	3,425,113	3,844,616
2.90% (1 Year CMT Index + 2.30%, 2.30% Floor, 9.20% Cap), 06/01/2034(2)	32,422	33,909
2.91%, 03/01/2027	9,786,170	10,849,347
2.91%, 12/01/2027	9,323,918	10,417,589
2.92%, 12/01/2024	991,634	1,072,338
2.92%, 05/01/2030	4,000,000	4,400,099
2.93%, 01/01/2025	1,857,171	2,007,467
2.94%, 05/01/2022	961,425	991,511
2.94%, 05/01/2030	2,500,000	2,813,694
2.96%, 06/01/2030	1,867,749	2,095,822
2.97%, 01/01/2022	690,655	707,293
2.97%, 06/01/2028	3,064,891	3,411,912
2.99%, 07/01/2029	9,677,000	10,912,833
2.99%, 08/01/2029	7,240,000	8,163,986
3.00%, 06/01/2027	2,000,000	2,239,195
3.00%, 08/01/2028	1,071,776	1,128,087
3.00%, 09/01/2028	1,710,499	1,812,109
3.00%, 12/01/2028	641,265	674,512
3.00%, 05/01/2030	1,690,774	1,787,233
3.00%, 09/01/2030	6,927,781	7,340,282

3.00%, 03/01/2033	5,743,545	6,038,783
3.00%, 05/01/2042	509,440	545,724
3.00%, 09/01/2042	12,129,779	12,649,290
3.00%, 10/01/2042	417,952	435,817
3.00%, 10/01/2042	4,758,267	5,097,547
3.00%, 11/01/2042	1,977,583	2,118,604
3.00%, 12/01/2042	101,972	109,244
3.00%, 12/01/2042	1,097,600	1,175,803
3.00%, 01/01/2043	957,078	1,025,326
3.00%, 01/01/2043	1,427,659	1,525,324
3.00%, 01/01/2043	1,482,711	1,588,439
3.00%, 01/01/2043	1,631,957	1,748,330
3.00%, 02/01/2043	784,399	837,877
3.00%, 04/01/2043	1,982,227	2,123,683
3.00%, 04/01/2043	2,035,102	2,186,737
3.00%, 04/01/2043	3,315,795	3,552,406
3.00%, 05/01/2043	104,550	111,820
3.00%, 05/01/2043	327,999	351,302
3.00%, 05/01/2043	755,525	810,104
3.00%, 05/01/2043	9,600,626	10,284,789
3.00%, 06/01/2043	94,383	101,118
3.00%, 06/01/2043	275,415	295,071
3.00%, 06/01/2043	620,770	665,066
3.00%, 06/01/2043	2,362,337	2,563,868
3.00%, 06/01/2043	6,571,918	7,037,870
3.00%, 07/01/2043	78,361	83,953
3.00%, 07/01/2043	341,675	365,641
3.00%, 07/01/2043	358,050	383,601
3.00%, 07/01/2043	838,743	887,583
3.00%, 07/01/2043	1,388,307	1,485,687
3.00%, 07/01/2043	7,224,239	7,761,890
3.00%, 08/01/2043	951,478	1,019,377
3.00%, 08/01/2043	3,573,798	3,828,802
3.00%, 08/01/2043	6,060,071	6,490,446
3.00%, 10/01/2043	89,122	95,346
3.00%, 10/01/2043	12,269,238	13,092,312
3.00%, 02/01/2044	6,484,795	6,944,661
3.00%, 04/01/2045	7,092,226	7,578,193
3.00%, 05/01/2046	8,471,646	8,971,476
3.00%, 09/01/2046	972,696	1,032,906
3.00%, 11/01/2046	6,417,711	6,872,110
3.00%, 11/01/2046	9,165,930	9,680,731
3.00%, 01/01/2047	5,312,342	5,619,710
3.00%, 02/01/2047	1,766,342	1,891,392
3.00%, 03/01/2047	824,125	871,644
3.00%, 10/01/2047	2,444,456	2,530,562
3.00%, 02/01/2049	10,232,206	10,913,362
3.00%, 09/01/2049	2,782,150	2,991,113
3.00%, 11/01/2049	4,330,712	4,663,992
3.00%, 11/01/2049	6,735,605	7,253,952
3.00%, 12/01/2049	1,288,216	1,354,352
3.00%, 12/01/2049	1,420,678	1,508,388
3.00%, 12/01/2049	1,860,211	2,003,368
3.00%, 12/01/2049	9,435,658	9,955,085
3.00%, 01/01/2050	3,224,614	3,389,452
3.00%, 02/01/2050	902,653	948,075
3.00%, 02/01/2050	1,719,502	1,805,549
3.00%, 02/01/2050	2,727,622	2,939,262
3.00%, 02/01/2050	3,722,358	3,999,659
3.00%, 03/01/2050	805,030	863,997
3.00%, 03/01/2050	1,189,962	1,282,297
3.00%, 03/01/2050	5,081,116	5,379,677
3.02%, 05/01/2022	611,908	631,772
3.02%, 07/01/2029	8,200,000	9,268,361
3.03% (6 Month LIBOR USD + 1.52%, 1.51% Floor, 10.84% Cap), 01/01/2035(2)	150,100	154,120
3.03%, 12/01/2021	859,823	879,379
3.03%, 01/01/2022	758,785	777,390
3.03%, 04/01/2027	1,495,973	1,673,356
3.03%, 04/01/2030	3,500,000	3,970,639
3.07%, 02/01/2025	4,995,000	5,461,233
3.07% (6 Month LIBOR USD + 1.20%, 1.20% Floor, 10.38% Cap), 08/01/2034(2)	28,075	28,398
3.07% (6 Month LIBOR USD + 1.45%, 1.45% Floor, 12.56% Cap), 01/01/2037(2)	39,964	40,981

3.08%, 04/01/2022	940,825	970,565
3.08%, 12/01/2024	1,844,660	2,001,973
3.08%, 01/01/2028	8,000,000	8,886,001
3.08%, 04/01/2030	1,924,325	2,184,693
3.09%, 01/01/2022	1,208,196	1,238,869
3.09%, 09/01/2029	7,484,000	8,527,696
3.10% (6 Month LIBOR USD + 1.31%, 1.31% Floor, 12.81% Cap), 09/01/2036(2)	113,123	115,494
3.10%, 09/01/2025	4,869,872	5,369,504
3.10%, 01/01/2028	6,750,000	7,620,823
3.10% (6 Month LIBOR USD + 1.29%, 1.30% Floor, 11.97% Cap), 07/01/2037(2)	49,442	50,381
3.11%, 12/01/2024	2,479,287	2,701,481
3.12%, 11/01/2026	956,992	1,067,733
3.12%, 06/01/2035	3,400,000	3,968,899
3.13%, 03/01/2027	6,835,000	7,673,971
3.13%, 06/01/2030	1,000,000	1,120,696
3.14%, 02/01/2022	433,702	445,851
3.14%, 03/01/2022	270,453	278,572
3.14%, 12/01/2026	1,794,172	1,995,580
3.19%, 01/01/2033	4,484,523	5,007,278
3.19%, 03/01/2036	2,521,543	2,887,994
3.20%, 01/01/2022	779,130	799,986
3.20%, 06/01/2029	3,446,094	3,961,491
3.20%, 06/01/2030	983,859	1,121,891
3.21%, 03/01/2022	310,000	319,765
3.21%, 03/01/2029	10,000,000	11,502,744
3.22%, 02/01/2029	8,956,378	10,292,049
3.22%, 09/01/2032	6,000,000	6,758,567
3.23%, 01/01/2030	4,466,624	5,112,173
3.23%, 01/01/2030	7,590,000	8,767,998
3.24%, 10/01/2026	1,797,030	2,005,085
3.24%, 12/01/2026	1,500,000	1,689,628
3.25%, 09/01/2026	1,455,009	1,628,483
3.25%, 02/01/2027	5,642,545	6,315,138
3.26%, 12/01/2026	940,048	1,049,905
3.26%, 04/01/2029	13,520,000	15,635,553
3.26%, 10/01/2030	4,812,627	5,491,899
3.28% (6 Month LIBOR USD + 1.41%, 1.41% Floor, 9.28% Cap), 09/01/2033(2)	28,882	29,105
3.28%, 02/01/2029	8,159,947	9,415,337
3.29%, 08/01/2026	3,000,000	3,349,974
3.30%, 03/01/2029	4,000,000	4,625,142
3.30%, 07/01/2030	1,005,000	1,157,549
3.31%, 12/01/2021	351,955	360,957
3.32%, 03/01/2029	2,844,989	3,263,460
3.34%, 02/01/2027	1,500,000	1,684,044
3.34%, 07/01/2030	1,500,000	1,725,791
3.35% (6 Month LIBOR USD + 1.60%, 1.60% Floor, 10.27% Cap), 09/01/2036(2)	27,723	28,668
3.36% (6 Month LIBOR USD + 1.48%, 1.48% Floor, 12.68% Cap), 02/01/2037(2)	46,498	47,751
3.38%, 12/01/2023	2,398,554	2,583,593
3.39%, 09/01/2030	1,835,432	2,097,427
3.40%, 10/01/2021	317,570	324,533
3.42% (6 Month LIBOR USD + 1.54%, 1.54% Floor, 10.94% Cap), 02/01/2035(2)	4,461	4,574
3.43%, 11/01/2021	912,115	934,567
3.45%, 01/01/2024	1,703,634	1,835,891
3.45%, 04/01/2035	1,832,821	2,155,568
3.49% (1 Year LIBOR USD + 1.49%, 1.49% Floor, 10.29% Cap), 11/01/2033(2)	29,890	30,171
3.49% (1 Year CMT Index + 2.22%, 2.22% Floor, 9.61% Cap), 04/01/2035(2)	27,744	28,233
3.50% (1 Year LIBOR USD + 1.50%, 1.50% Floor, 10.35% Cap), 01/01/2035(2)	9,649	9,712
3.50%, 12/01/2023	2,185,427	2,357,713
3.50%, 03/01/2027	1,240,597	1,312,224
3.50%, 12/01/2029	2,828,683	3,024,531
3.50%, 05/01/2030	494,586	523,670
3.50%, 12/01/2030	1,682,855	1,778,701
3.50%, 07/01/2032	115,044	123,092
3.50%, 09/01/2032	3,805,121	4,001,358
3.50%, 11/01/2032	834,485	898,486
3.50%, 12/01/2032	261,286	280,220
3.50%, 12/01/2032	11,832,584	12,772,044
3.50%, 02/01/2033	478,964	513,639
3.50%, 02/01/2033	534,660	563,924
3.50%, 03/01/2033	2,717,631	2,896,984
3.50%, 04/01/2033	2,653,385	2,792,948
3.50%, 06/01/2033	191,256	205,116

3.50%, 10/01/2033	8,690,229	9,298,636
3.50%, 06/01/2040	2,947,429	3,188,953
3.50%, 12/01/2040	98,506	106,550
3.50%, 02/01/2041	8,134,043	8,799,788
3.50%, 11/01/2041	340,042	367,903
3.50%, 11/01/2041	3,324,422	3,596,421
3.50%, 12/01/2041	237,894	257,085
3.50%, 12/01/2041	645,951	698,503
3.50%, 12/01/2041	6,439,056	6,962,721
3.50%, 02/01/2042	8,560	9,262
3.50%, 02/01/2042	243,906	266,688
3.50%, 02/01/2042	417,613	451,597
3.50%, 04/01/2042	244,454	264,209
3.50%, 05/01/2042	6,858,786	7,422,666
3.50%, 06/01/2042	1,546,672	1,673,667
3.50%, 07/01/2042	603,377	653,038
3.50%, 07/01/2042	1,135,710	1,229,193
3.50%, 07/01/2042	3,554,846	3,847,037
3.50%, 07/01/2042	17,153,998	18,756,184
3.50%, 08/01/2042	644,753	697,883
3.50%, 09/01/2042	597,878	646,974
3.50%, 09/01/2042	793,915	857,000
3.50%, 09/01/2042	797,069	862,328
3.50%, 09/01/2042	4,718,615	5,103,668
3.50%, 10/01/2042	355,421	384,683
3.50%, 10/01/2042	412,501	446,493
3.50%, 10/01/2042	586,022	634,316
3.50%, 10/01/2042	1,174,577	1,270,796
3.50%, 11/01/2042	2,537,099	2,746,180
3.50%, 11/01/2042	6,784,345	7,343,427
3.50%, 01/01/2043	663,592	716,363
3.50%, 01/01/2043	908,634	980,302
3.50%, 02/01/2043	52,626	56,963
3.50%, 02/01/2043	64,717	70,052
3.50%, 03/01/2043	491,535	530,756
3.50%, 03/01/2043	1,380,458	1,501,009
3.50%, 03/01/2043	3,896,642	4,217,196
3.50%, 04/01/2043	1,624,720	1,751,451
3.50%, 04/01/2043	3,780,967	4,092,642
3.50%, 05/01/2043	73,860	80,762
3.50%, 05/01/2043	348,161	376,464
3.50%, 05/01/2043	624,141	674,087
3.50%, 05/01/2043	1,330,579	1,437,237
3.50%, 05/01/2043	1,740,679	1,879,752
3.50%, 07/01/2043	8,005,619	8,704,738
3.50%, 06/01/2044	5,279,950	5,700,977
3.50%, 06/01/2044	6,959,973	7,524,040
3.50%, 02/01/2045	7,107,257	7,690,529
3.50%, 04/01/2045	11,249,697	12,048,661
3.50%, 06/01/2045	2,351,324	2,508,916
3.50%, 06/01/2045	8,726,877	9,328,894
3.50%, 08/01/2045	459,825	490,975
3.50%, 11/01/2045	2,987,346	3,198,945
3.50%, 12/01/2045	349,632	374,326
3.50%, 12/01/2045	628,759	671,935
3.50%, 01/01/2046	9,568,102	10,248,178
3.50%, 04/01/2046	1,124,323	1,240,294
3.50%, 05/01/2046	487,556	516,922
3.50%, 08/01/2046	6,038,449	6,448,252
3.50%, 09/01/2046	2,933,341	3,155,498
3.50%, 11/01/2046	894,641	961,839
3.50%, 11/01/2046	12,802,536	13,706,547
3.50%, 12/01/2046	3,692,794	3,925,513
3.50%, 12/01/2046	7,784,703	8,417,184
3.50%, 01/01/2047	4,488,862	4,761,862
3.50%, 02/01/2047	7,594,293	8,168,013
3.50%, 02/01/2047	8,804,643	9,419,084
3.50%, 06/01/2047	705,330	757,428
3.50%, 07/01/2047	2,238,746	2,389,397
3.50%, 10/01/2048	5,768,976	6,187,329
3.50%, 08/01/2049	4,096,465	4,344,380
3.50%, 09/01/2049	6,131,849	6,499,395

3.50%, 11/01/2049	3,081,025	3,346,512
3.50%, 12/01/2049	2,692,038	2,892,314
3.50%, 01/01/2050	14,580,091	15,836,440
3.51%, 12/01/2020(4)	78,144	79,032
3.53%, 08/01/2028	4,700,000	5,436,592
3.55% (1 Year LIBOR USD + 1.80%, 1.80% Floor, 11.11% Cap), 05/01/2036(2)	10,616	10,777
3.55%, 02/01/2030	1,500,000	1,724,917
3.56%, 01/01/2021(4)	575,616	581,137
3.57%, 06/01/2028	8,361,000	9,694,174
3.57% (1 Year LIBOR USD + 1.92%, 1.92% Floor, 10.50% Cap), 06/01/2036(2)	25,312	25,915
3.57% (1 Year LIBOR USD + 1.51%, 1.51% Floor, 9.70% Cap), 03/01/2035(2)	15,318	15,424
3.58% (1 Year CMT Index + 1.89%, 1.89% Floor, 10.04% Cap), 07/01/2035(2)	7,761	7,788
3.59%, 08/01/2023	1,135,000	1,220,342
3.59%, 06/01/2028	8,000,000	9,287,729
3.61% (1 Year LIBOR USD + 1.73%, 1.73% Floor, 9.88% Cap), 11/01/2034(2)	5,907	5,943
3.61%, 04/01/2028	2,960,525	3,409,256
3.63%, 10/01/2029	1,370,704	1,576,865
3.63% (1 Year LIBOR USD + 1.63%, 1.63% Floor, 11.04% Cap), 04/01/2037(2)	38,407	39,031
3.64% (1 Year LIBOR USD + 1.62%, 1.61% Floor, 9.37% Cap), 08/01/2033(2)	23,705	24,728
3.64%, 01/01/2025	535,084	588,919
3.66% (12 Month U.S. Treasury Average + 1.98%, 1.98% Floor, 8.60% Cap), 01/01/2036(2)	86,510	89,306
3.66%, 03/01/2027	2,292,532	2,588,659
3.67%, 07/01/2023	4,850,000	5,209,119
3.68%, 09/01/2026	3,417,938	3,856,543
3.69% (1 Year LIBOR USD + 1.48%, 1.48% Floor, 9.96% Cap), 10/01/2034(2)	8,260	8,567
3.70%, 12/01/2020	338,890	338,748
3.71% (1 Year LIBOR USD + 1.65%, 1.65% Floor, 8.85% Cap), 01/01/2034(2)	9,606	9,807
3.71% (1 Year LIBOR USD + 1.46%, 1.46% Floor, 10.61% Cap), 09/01/2037(2)	24,229	24,674
3.72%, 12/01/2020(4)	462,473	462,599
3.72%, 07/01/2033	11,178,000	13,083,910
3.73% (1 Year LIBOR USD + 1.58%, 1.60% Floor, 10.57% Cap), 09/01/2035(2)	17,958	18,346
3.74% (1 Year LIBOR USD + 1.49%, 1.49% Floor, 11.86% Cap), 09/01/2037(2)	3,570	3,555
3.74% (1 Year LIBOR USD + 1.61%, 1.61% Floor, 9.97% Cap), 08/01/2034(2)	12,949	13,172
3.74%, 07/01/2023	536,806	576,741
3.75% (1 Year LIBOR USD + 1.86%, 1.86% Floor, 12.47% Cap), 11/01/2036(2)	6,675	6,714
3.76%, 03/01/2024	1,265,000	1,372,706
3.77%, 12/01/2025	3,417,903	3,847,590
3.77% (1 Year LIBOR USD + 1.41%, 1.41% Floor, 11.31% Cap), 11/01/2037(2)	97,938	101,511
3.79% (1 Year LIBOR USD + 1.79%, 1.79% Floor, 10.19% Cap), 01/01/2038(2)	17,518	17,634
3.80% (1 Year CMT Index + 2.05%, 2.05% Floor, 9.06% Cap), 07/01/2034(2)	1,486	1,492
3.81%, 12/01/2028	7,000,000	8,208,921
3.81% (1 Year CMT Index + 2.00%, 2.00% Floor, 9.12% Cap), 11/01/2034(2)	4,387	4,407
3.83% (1 Year CMT Index + 2.23%, 2.23% Floor, 9.66% Cap), 01/01/2036(2)	25,906	27,094
3.84% (1 Year LIBOR USD + 1.64%, 1.64% Floor, 10.97% Cap), 09/01/2034(2)	796	802
3.85%, 09/01/2021	788,367	806,579
3.85%, 07/01/2030	13,900,000	16,432,374
3.86% (1 Year LIBOR USD + 1.79%, 1.79% Floor, 10.98% Cap), 12/01/2036(2)	51,481	52,494
3.86%, 07/01/2021	872,878	888,710
3.88% (1 Year LIBOR USD + 1.63%, 1.63% Floor, 11.27% Cap), 09/01/2036(2)	36,952	38,655
3.92%, 09/01/2021	602,797	617,048
3.92% (6 Month LIBOR USD + 2.03%, 2.03% Floor, 10.81% Cap), 02/01/2037(2)	41,697	43,739
3.94%, 07/01/2021	1,032,000	1,059,636
3.94% (1 Year LIBOR USD + 1.94%, 1.94% Floor, 10.72% Cap), 12/01/2036(2)	21,783	21,966
3.95% (1 Year LIBOR USD + 1.67%, 1.68% Floor, 11.09% Cap), 09/01/2036(2)	89,249	93,301
3.97%, 06/01/2021	583,422	592,788
3.97% (1 Year LIBOR USD + 1.77%, 1.77% Floor, 11.62% Cap), 10/01/2036(2)	28,289	28,445
3.99% (1 Year CMT Index + 2.12%, 2.12% Floor, 10.49% Cap), 08/01/2036(2)	10,456	10,516
4.00%, 11/01/2031	3,896,098	4,194,694
4.00%, 06/01/2033	1,025,953	1,087,310
4.00%, 12/01/2033	46,557	49,740
4.00% (1 Year LIBOR USD + 1.96%, 1.95% Floor, 10.96% Cap), 01/01/2037(2)	24,643	25,135
4.00%, 05/01/2037	9,311,099	10,012,885
4.00% (1 Year LIBOR USD + 1.64%, 1.64% Floor, 11.01% Cap), 07/01/2037(2)	124,034	129,910
4.00%, 10/01/2037	1,808,332	1,943,930
4.00%, 08/01/2039	364,941	400,333
4.00%, 10/01/2039	522,990	573,862
4.00%, 07/01/2040	4,355,956	4,777,176
4.00%, 08/01/2040	146,766	161,067
4.00%, 09/01/2040	1,104,772	1,212,345
4.00%, 10/01/2040	1,255,095	1,376,957
4.00%, 12/01/2040	235,647	258,738
4.00%, 12/01/2040	297,121	326,085

4.00%, 12/01/2040	342,678	373,949
4.00%, 12/01/2040	571,678	627,547
4.00%, 12/01/2040	1,144,827	1,256,642
4.00%, 01/01/2041	223,427	245,242
4.00%, 01/01/2041	462,585	507,810
4.00%, 01/01/2041	678,961	745,290
4.00%, 01/01/2041	897,150	984,583
4.00%, 01/01/2041	1,350,907	1,482,034
4.00%, 01/01/2041	1,515,567	1,663,993
4.00%, 01/01/2041	1,535,700	1,686,198
4.00%, 02/01/2041	57,902	63,522
4.00%, 02/01/2041	1,252,037	1,373,909
4.00%, 02/01/2041	2,034,698	2,233,979
4.00%, 03/01/2041	6,720,671	7,378,697
4.00%, 09/01/2041	225,322	247,104
4.00%, 10/01/2041	67,201	73,756
4.00%, 10/01/2041	471,853	518,135
4.00%, 10/01/2041	992,936	1,090,092
4.00%, 12/01/2041	1,289,395	1,416,062
4.00%, 12/01/2041	1,906,147	2,091,788
4.00%, 01/01/2042	1,442,577	1,581,636
4.00%, 01/01/2042	2,566,192	2,818,621
4.00%, 03/01/2042	89,206	92,915
4.00%, 07/01/2042	365,726	398,342
4.00%, 07/01/2042	389,059	423,754
4.00%, 07/01/2042	398,928	434,503
4.00%, 07/01/2042	586,767	638,589
4.00%, 08/01/2042	5,854,566	6,430,476
4.00%, 11/01/2042	722,955	793,276
4.00%, 12/01/2042	456,104	500,976
4.00%, 04/01/2043	5,924,971	6,701,740
4.00%, 07/01/2043	917,227	999,705
4.00%, 08/01/2043	70,722	77,103
4.00%, 10/01/2043	97,138	107,443
4.00%, 11/01/2043	3,140,939	3,434,449
4.00%, 12/01/2043	133,796	146,255
4.00%, 12/01/2043	1,489,033	1,647,006
4.00%, 02/01/2044	760,062	831,813
4.00%, 05/01/2044	556,911	612,784
4.00%, 06/01/2044	4,032,184	4,422,592
4.00%, 07/01/2044	2,121,187	2,320,691
4.00%, 08/01/2044	4,386,887	4,814,509
4.00%, 09/01/2044	1,179,579	1,287,397
4.00%, 01/01/2045	8,384,894	9,107,951
4.00%, 07/01/2045	6,631,089	7,203,353
4.00%, 10/01/2045	857,368	927,886
4.00%, 11/01/2045	1,597,006	1,727,713
4.00%, 12/01/2045	1,208,400	1,302,149
4.00%, 12/01/2045	5,494,600	5,924,365
4.00%, 01/01/2046	3,311,793	3,567,151
4.00%, 03/01/2046	2,168,873	2,388,791
4.00%, 05/01/2046	130,519	142,567
4.00%, 08/01/2046	5,220,489	5,583,763
4.00%, 09/01/2046	2,381,886	2,612,390
4.00%, 03/01/2047	784,538	851,779
4.00%, 03/01/2047	7,383,650	8,063,516
4.00%, 03/01/2047	7,576,711	8,172,947
4.00%, 05/01/2047	902,222	979,601
4.00%, 05/01/2047	1,541,573	1,674,164
4.00%, 05/01/2047	2,913,042	3,167,077
4.00%, 06/01/2047	2,972,724	3,246,477
4.00%, 08/01/2047	9,308,383	10,015,879
4.00%, 11/01/2047	8,773,853	9,358,829
4.00%, 01/01/2048	7,400,694	7,880,006
4.00%, 01/01/2048	7,993,329	8,724,210
4.00%, 02/01/2048	1,273,622	1,385,458
4.00%, 03/01/2048	3,154,172	3,350,128
4.00%, 03/01/2048	9,671,152	10,726,559
4.00%, 04/01/2048	1,953,453	2,120,256
4.00%, 06/01/2048	2,139,170	2,321,869
4.00%, 09/01/2048	1,917,762	2,068,845
4.00%, 10/01/2048	2,653,304	2,892,036

4.00%, 07/01/2049	4,034,628	4,318,311
4.00%, 10/01/2049	7,693,999	8,271,402
4.02%, 06/01/2021	691,000	702,349
4.03%, 09/01/2022	1,143,648	1,208,224
4.04% (1 Year CMT Index + 2.47%, 2.47% Floor, 10.46% Cap), 10/01/2035(2)	43,470	43,902
4.05% (11th District Cost of Funds Index + 1.25%, 3.88% Floor, 13.49% Cap), 03/01/2029(2)	1,927	1,949
4.05%, 08/01/2021	153,787	157,133
4.06%, 07/01/2021	936,567	954,610
4.06%, 09/01/2021(4)	603,857	616,202
4.06% (1 Year LIBOR USD + 1.81%, 1.81% Floor, 9.15% Cap), 09/01/2033(2)	9,166	9,600
4.07% (1 Year LIBOR USD + 1.82%, 1.82% Floor, 10.99% Cap), 09/01/2036(2)	30,632	30,894
4.09% (1 Year LIBOR USD + 1.47%, 1.47% Floor, 10.72% Cap), 07/01/2037(2)	7,885	7,920
4.10%, 06/01/2021	623,129	633,538
4.10% (1 Year LIBOR USD + 1.85%, 1.85% Floor, 12.02% Cap), 09/01/2037(2)	12,193	12,281
4.11% (1 Year LIBOR USD + 1.86%, 1.86% Floor, 10.76% Cap), 08/01/2036(2)	54,724	57,677
4.14% (1 Year LIBOR USD + 1.75%, 1.75% Floor, 10.00% Cap), 08/01/2034(2)	6,133	6,169
4.15% (1 Year LIBOR USD + 2.28%, 2.28% Floor, 10.53% Cap), 11/01/2036(2)	8,589	8,714
4.17% (1 Year CMT Index + 2.26%, 2.26% Floor, 10.74% Cap), 12/01/2037(2)	80,085	84,164
4.19%, 06/01/2021	504,690	512,938
4.21%, 07/01/2021(4)	520,476	535,174
4.21% (1 Year CMT Index + 2.08%, 2.08% Floor, 10.66% Cap), 11/01/2037(2)	51,265	53,471
4.22% (1 Year LIBOR USD + 1.83%, 1.84% Floor, 11.14% Cap), 06/01/2036(2)	107,147	112,737
4.22% (1 Year LIBOR USD + 1.88%, 1.88% Floor, 11.53% Cap), 08/01/2036(2)	16,503	16,573
4.26%, 07/01/2021	2,121,349	2,162,949
4.26% (6 Month LIBOR USD + 2.50%, 2.50% Floor, 11.26% Cap), 03/01/2036(2)	241,661	256,304
4.26%, 06/01/2021(4)	450,321	464,268
4.27% (1 Year LIBOR USD + 2.08%, 2.08% Floor, 10.94% Cap), 10/01/2036(2)	62,680	66,701
4.29% (1 Year CMT Index + 2.32%, 2.32% Floor, 11.02% Cap), 09/01/2037(2)	14,599	15,396
4.30%, 06/01/2021	1,159,635	1,188,891
4.32%, 01/01/2021(4)	353,747	355,737
4.33% (1 Year LIBOR USD + 2.08%, 2.08% Floor, 11.39% Cap), 10/01/2036(2)	63,464	64,931
4.34%, 06/01/2021	1,858,000	1,889,967
4.34% (1 Year LIBOR USD + 1.80%, 1.80% Floor, 10.21% Cap), 07/01/2037(2)	33,536	33,856
4.35% (6 Month LIBOR USD + 2.50%, 2.50% Floor, 10.93% Cap), 02/01/2036(2)	7,898	7,975
4.40% (1 Year LIBOR USD + 1.77%, 1.77% Floor, 11.03% Cap), 07/01/2036(2)	30,154	30,756
4.44% (1 Year CMT Index + 2.38%, 2.38% Floor, 10.17% Cap), 10/01/2034(2)	29,850	31,286
4.50%, 08/01/2029	124,283	133,803
4.50%, 09/01/2029	144,167	155,572
4.50%, 01/01/2030	220,060	239,311
4.50%, 10/01/2033	3,855,275	4,215,542
4.50%, 11/01/2033	12,441	13,594
4.50%, 09/01/2034	24,166	26,380
4.50%, 04/01/2039	5,776,086	6,422,960
4.50%, 11/01/2039	20,073	22,319
4.50%, 08/01/2040	3,087,958	3,436,792
4.50%, 08/01/2040	3,160,488	3,515,952
4.50%, 12/01/2040	1,417,513	1,578,069
4.50%, 12/01/2040	4,604,833	5,124,650
4.50%, 02/01/2041	498,869	555,030
4.50%, 02/01/2041	3,738,835	4,159,986
4.50%, 03/01/2041	1,133,383	1,261,692
4.50%, 04/01/2041	837,217	931,393
4.50%, 05/01/2041	1,588,816	1,768,007
4.50%, 05/01/2041	5,658,679	6,294,173
4.50%, 07/01/2041	349,672	389,290
4.50%, 08/01/2041	2,186,937	2,433,964
4.50%, 01/01/2042	2,141,090	2,382,799
4.50%, 11/01/2042	7,125,263	7,926,486
4.50%, 02/01/2046	7,533,814	8,375,463
4.50%, 08/01/2047	1,121,951	1,209,898
4.50%, 05/01/2048	3,635,877	3,938,139
4.50%, 07/01/2048	70,200	75,378
4.50%, 07/01/2048	599,877	644,064
4.50%, 08/01/2048	6,301,247	6,765,412
4.50%, 03/01/2049	6,917,023	7,610,214
4.50%, 07/01/2049	10,864,253	11,892,069
4.55%, 08/01/2026	855,896	976,071
4.66%, 12/01/2026(4)	1,061,737	1,238,765
4.76%, 08/01/2026	974,873	1,128,043
4.76% (1 Year LIBOR USD + 2.37%, 2.37% Floor, 11.23% Cap), 08/01/2037(2)	51,110	52,329
4.77%, 08/01/2026	620,198	717,701
5.00%, 11/01/2021	96	100

5.00%, 05/01/2023	4,143	4,354
5.00%, 08/01/2024	19,719	20,748
5.00%, 05/01/2028	15,365	16,749
5.00%, 04/01/2031	109,603	120,384
5.00%, 12/01/2032	584	605
5.00%, 06/01/2033	12,297	13,854
5.00%, 07/01/2033	13,398	15,227
5.00%, 07/01/2033	15,386	17,593
5.00%, 11/01/2033	4,179	4,793
5.00%, 11/01/2033	35,506	40,724
5.00%, 11/01/2033	2,814,086	3,228,083
5.00%, 04/01/2034	90,118	103,456
5.00%, 05/01/2034	28,771	33,034
5.00%, 12/01/2034	23,080	26,472
5.00%, 01/01/2035	16,607	18,281
5.00%, 02/01/2035	518,242	594,501
5.00%, 02/01/2035	2,488,922	2,855,024
5.00%, 06/01/2035	435,362	499,457
5.00%, 07/01/2035	12,136	13,636
5.00%, 07/01/2035	2,068,008	2,371,824
5.00%, 07/01/2035	2,350,658	2,696,646
5.00%, 09/01/2035	50,870	58,358
5.00%, 10/01/2035	210,793	241,929
5.00%, 11/01/2035	474,989	545,162
5.00%, 01/01/2036	40,671	46,712
5.00%, 02/01/2036	32,123	36,873
5.00%, 07/01/2037	613,528	703,597
5.00%, 01/01/2039	1,920,366	2,196,127
5.00%, 09/01/2039	107,264	123,126
5.00%, 04/01/2040	242,870	279,104
5.00%, 08/01/2040	264,534	304,007
5.00%, 05/01/2041	116,131	133,465
5.00%, 05/01/2042	1,884,206	2,161,394
5.00%, 09/01/2043	1,095,735	1,218,256
5.00%, 01/01/2048	1,158,760	1,267,807
5.00%, 05/01/2048	3,626,725	3,965,714
5.00%, 01/01/2049	8,699,327	9,864,919
5.50%, 07/01/2025	29,113	32,004
5.50%, 11/01/2032	48,160	55,039
5.50%, 02/01/2033	1,517	1,722
5.50%, 03/01/2033	64,630	74,204
5.50%, 04/01/2033	43,988	50,167
5.50%, 07/01/2033	8,657	9,729
5.50%, 09/01/2033	168,573	189,476
5.50%, 11/01/2033	3,383	3,821
5.50%, 12/01/2033	73,416	85,048
5.50%, 01/01/2034	6,807	7,878
5.50%, 03/01/2034	6,482	7,244
5.50%, 09/01/2034	15,065	17,278
5.50%, 10/01/2034	13,296	13,824
5.50%, 02/01/2035	51,124	58,667
5.50%, 12/01/2035	22,598	25,888
5.50%, 04/01/2036	57,367	65,923
5.50%, 05/01/2036	48,579	55,835
5.50%, 05/01/2036	76,463	87,882
5.50%, 11/01/2036	19,009	21,842
5.50%, 03/01/2037	368,147	422,334
5.50%, 04/01/2037	124,430	141,977
5.50%, 05/01/2037	164,855	189,069
5.50%, 01/01/2038	107,545	123,035
5.50%, 05/01/2038	15,142	17,398
5.50%, 06/01/2038	1,464	1,680
5.50%, 06/01/2038	110,175	126,472
5.50%, 06/01/2038	786,504	902,291
5.50%, 09/01/2038	670,650	770,854
5.50%, 06/01/2039	17,538	18,909
5.50%, 09/01/2039	92,670	104,715
5.50%, 12/01/2039	73,807	83,380
5.50%, 01/01/2040	519,995	589,228
6.00%, 03/01/2021	1,233	1,244
6.00%, 04/01/2021	448	450
6.00%, 04/01/2021	466	471

6.00%, 07/01/2021	57	57
6.00%, 08/01/2021	4,611	4,687
6.00%, 12/01/2021	1,907	1,938
6.00%, 02/01/2023	51,500	53,326
6.00%, 01/01/2024	17,766	18,653
6.00%, 01/01/2024	48,518	50,725
6.00%, 07/01/2024	13,227	13,948
6.00%, 07/01/2026	22,273	24,768
6.00%, 07/01/2027	31,453	34,983
6.00%, 11/01/2027	14,066	15,646
6.00%, 12/01/2027	43,771	48,690
6.00%, 01/01/2028	75,551	84,040
6.00%, 10/01/2028	55,040	61,218
6.00%, 12/01/2028	2,271	2,525
6.00%, 01/01/2029	2,812	3,179
6.00%, 09/01/2029	37,601	41,821
6.00%, 12/01/2032	20,415	23,023
6.00%, 12/01/2032	121,769	141,462
6.00%, 03/01/2033	970	1,079
6.00%, 03/01/2033	2,331	2,598
6.00%, 03/01/2033	3,218	3,630
6.00%, 03/01/2033	4,201	4,878
6.00%, 03/01/2033	5,465	6,085
6.00%, 05/01/2033	16,512	19,248
6.00%, 08/01/2033	4,152	4,639
6.00%, 09/01/2033	8,239	9,379
6.00%, 09/01/2033	13,518	15,063
6.00%, 11/01/2034	4,134	4,822
6.00%, 04/01/2035	77,221	90,067
6.00%, 02/01/2036	4,621	5,279
6.00%, 09/01/2036	271,281	316,241
6.00%, 11/01/2036	49,335	57,440
6.00%, 03/01/2037	80,198	93,416
6.00%, 09/01/2037	64,500	75,165
6.00%, 04/01/2038	10,600	11,773
6.00%, 05/01/2038	190,851	222,740
6.00%, 11/01/2038	52,507	61,199
6.00%, 12/01/2039	942,462	1,099,931
6.00%, 10/01/2040	1,260,603	1,471,234
6.00%, 07/01/2041	3,319,199	3,873,661
6.00%, 11/01/2048	32,207	34,711
6.50%, 08/01/2020	15	15
6.50%, 04/01/2022	3,010	3,057
6.50%, 05/01/2022	1,115	1,240
6.50%, 12/01/2022	3,635	4,042
6.50%, 02/01/2024	26,314	27,763
6.50%, 07/01/2024	9,170	10,199
6.50%, 04/01/2025	1,344	1,495
6.50%, 08/01/2026	40,635	45,191
6.50%, 03/01/2029	11,596	13,014
6.50%, 11/01/2029	382,399	429,073
6.50%, 08/01/2031	9,499	11,382
6.50%, 02/01/2032	50,523	56,188
6.50%, 01/01/2036	231,486	263,194
6.50%, 04/01/2036	963	974
6.50%, 07/01/2036	4,168	4,872
6.50%, 08/01/2036	141,231	161,533
6.50%, 10/01/2036	31,644	36,918
6.50%, 01/01/2037	84,845	102,264
6.50%, 08/01/2037	25,686	29,834
6.50%, 08/01/2037	27,946	32,138
6.50%, 10/01/2037	55,654	65,273
6.50%, 10/01/2038	69,393	79,883
6.50%, 10/01/2038	269,620	311,137
7.00%, 01/01/2024	180	194
7.00%, 04/01/2026	3,962	4,116
7.00%, 09/01/2027	535	599
7.00%, 01/01/2029	926	927
7.00%, 06/01/2032	4,725	5,113
7.00%, 02/01/2033	1,298	1,382
7.00%, 06/01/2033	73,878	87,914
7.00%, 02/01/2036	41,907	50,645

7.00%, 03/01/2036	1,506	1,720
7.00%, 12/01/2036	7,422	8,514
7.00%, 03/01/2037	5,250	5,808
7.00%, 04/01/2037	8,929	10,298
7.00%, 09/01/2037	43,707	52,877
7.00%, 09/01/2038	45,415	56,300
7.00%, 10/01/2038	69,459	87,547
7.00%, 11/01/2038	48,477	58,158
7.00%, 12/01/2038	144,176	171,083
7.00%, 01/01/2039	221,532	265,463
7.50%, 11/01/2022	402	407
7.50%, 10/01/2024	268	288
7.50%, 01/01/2035	32,893	38,908
7.50%, 03/01/2035	35,584	43,254
7.50%, 05/01/2037	27,391	34,756
7.50%, 10/01/2037	135,028	162,247
7.50%, 11/01/2037	46,768	55,210
7.50%, 11/01/2038	40,442	49,404
7.50%, 04/01/2039	146,436	195,880
8.00%, 03/01/2021	9	9
8.00%, 05/01/2024	151	164
8.00%, 03/01/2027	5,276	5,872
8.00%, 06/01/2027	4,455	4,982
8.00%, 06/01/2028	2,178	2,386
8.00%, 09/01/2028	8,806	10,071
8.00%, 11/01/2028	18,379	21,323
8.00%, 11/01/2037	9,295	10,246
8.00%, 01/01/2038	4,093	4,951
8.50%, 07/01/2024	670	731
8.50%, 05/01/2025	52	52
Fannie Mae REMIC Trust 2003-W1
5.24%, 12/25/2042(4)	93,967	103,792
5.75%, 12/25/2042(4)	24,922	27,923
Fannie Mae REMIC Trust 2003-W4
5.77%, 10/25/2042(4)	12,523	14,422
Fannie Mae REMIC Trust 2004-W10
5.75%, 08/25/2034	513,013	589,587
Fannie Mae REMIC Trust 2004-W11
6.00%, 05/25/2044	72,198	87,525
Fannie Mae REMIC Trust 2005-W1
6.50%, 10/25/2044	133,569	160,717
Fannie Mae REMIC Trust 2006-W3
6.00%, 09/25/2046	104,096	118,564
Fannie Mae REMIC Trust 2007-W1
6.29%, 08/25/2047(4)	12,163	14,031
Fannie Mae REMIC Trust 2007-W3
6.75%, 04/25/2037	26,676	30,100
Fannie Mae REMIC Trust 2007-W5
0.00%, 06/25/2037	20,732	19,564
Fannie Mae REMIC Trust 2007-W7
38.07% (1 Month LIBOR USD + 39.18%, 39.18% Cap), 07/25/2037(2)(7)	17,914	38,244
Fannie Mae REMIC Trust 2009-W1
6.00%, 12/25/2049	461,056	534,016
Fannie Mae REMICS
0.00%, 03/25/2022	5,162	5,137
0.00%, 10/25/2022	527	524
0.00%, 04/25/2023	614	608
0.00%, 09/25/2023	376	374
0.00%, 09/25/2023	1,242	1,226
0.00%, 11/25/2023	131	130
0.00%, 01/25/2032	1,685	1,646
0.00%, 04/25/2032	1,477	1,431
0.00%, 12/25/2032	9,359	8,885
0.00%, 05/25/2033	5,141	4,856
0.00%, 08/25/2033	3,343	3,250
0.00%, 12/25/2033	75,788	71,980
0.00%, 03/25/2034	79,748	78,641
0.00%, 04/25/2035	6,730	6,721
0.00%, 09/25/2035	9,479	9,369
0.00%, 10/25/2035	20,152	19,666
0.00%, 01/25/2036	761	760
0.00%, 03/25/2036	16,190	15,333

0.00%, 03/25/2036	160,355	146,898
0.00%, 04/25/2036	19,414	18,817
0.00%, 04/25/2036	38,166	36,311
0.00%, 04/25/2036	53,663	51,032
0.00%, 06/25/2036	14,476	14,178
0.00%, 06/25/2036	28,552	26,918
0.00%, 06/25/2036	44,784	41,839
0.00%, 06/25/2036	101,461	95,315
0.00%, 06/25/2036	122,271	119,595
0.00%, 07/25/2036	5,894	5,874
0.00%, 07/25/2036	9,379	8,782
0.00%, 07/25/2036	16,965	16,093
0.00%, 07/25/2036	33,301	31,603
0.00%, 08/25/2036	11,786	10,950
0.00%, 08/25/2036	23,665	23,151
0.00%, 08/25/2036	34,632	32,190
0.00%, 08/25/2036	59,183	57,489
0.00%, 09/25/2036	12,731	11,891
0.00%, 09/25/2036	26,809	25,634
0.00%, 09/25/2036	33,338	31,759
0.00%, 11/25/2036	8,347	7,852
0.00%, 11/25/2036	23,259	21,599
0.00%, 11/25/2036	51,724	48,750
0.00%, 12/25/2036	12,296	11,803
0.00%, 12/25/2036	28,979	27,056
0.00%, 01/25/2037	30,026	28,298
0.00%, 01/25/2037	76,664	71,428
0.00%, 03/25/2037	22,809	21,895
0.00%, 04/25/2037	76,168	71,040
0.00%, 05/25/2037	7,904	7,388
0.00%, 07/25/2037	53,684	50,286
0.00%, 10/25/2037	487,125	453,381
0.00%, 05/25/2038	1,715	1,562
0.00%, 01/25/2040	41,857	37,853
0.00%, 06/25/2040	69,080	64,835
0.00%, 09/25/2043	1,172,462	1,083,611
0.00%, 10/25/2043	861,200	753,045
0.00%, 12/25/2043	2,249,911	1,985,159
0.19% (1 Month LIBOR USD + 0.02%, 0.02% Floor, 9.32% Cap), 09/25/2022(2)	281	279
0.23% (1 Month LIBOR USD + 0.06%, 0.06% Floor), 12/25/2036(2)	53,101	52,787
0.23% (1 Month LIBOR USD + 0.06%, 0.06% Floor), 12/25/2036(2)	233,319	231,126
0.43% (1 Month LIBOR USD + 0.25%, 0.25% Floor, 7.00% Cap), 08/25/2034(2)	41,092	41,143
0.43% (1 Month LIBOR USD + 0.25%, 0.25% Floor, 7.00% Cap), 04/25/2036(2)	80,319	79,765
0.43% (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap), 02/25/2037(2)	67,803	67,546
0.45% (1 Month LIBOR USD + 0.25%, 0.25% Floor), 06/27/2036(2)	329,827	324,615
0.47% (1 Month LIBOR USD + 0.29%, 0.29% Floor, 7.50% Cap), 07/25/2036(2)	270,570	269,845
0.48% (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.75% Cap), 05/25/2037(2)	40,109	39,899
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.75% Cap), 04/25/2035(2)	94,575	94,411
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap), 08/25/2036(2)	99,840	99,657
0.55% (1 Month LIBOR USD + 0.37%, 0.37% Floor, 7.50% Cap), 07/25/2037(2)	52,742	52,945
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap), 03/25/2034(2)	73,144	73,161
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap), 05/25/2034(2)	205,923	206,005
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap), 06/25/2036(2)	32,366	32,262
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap), 06/25/2037(2)	204,423	205,264
0.63% (1 Month LIBOR USD + 0.45%, 6.50% Cap), 06/25/2037(2)	20,248	21,152
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap), 08/25/2037(2)	31,032	31,061
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap), 09/25/2037(2)	425,296	425,862
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap), 04/25/2039(2)	150,466	150,682
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap), 09/25/2042(2)	362,859	362,852
0.64% (1 Month LIBOR USD + 0.46%, 0.46% Floor, 7.00% Cap), 07/25/2036(2)	27,389	27,458
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap), 03/25/2037(2)	58,536	58,800
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap), 07/25/2037(2)	30,678	30,824
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 07/25/2041(2)	56,274	56,438
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 11/25/2041(2)	216,681	217,364
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 09/25/2042(2)	168,327	166,446
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 09/25/2042(2)	1,291,066	1,295,775
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 10/25/2042(2)	493,968	494,783
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 7.00% Cap), 01/25/2041(2)	90,608	91,098
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap), 08/25/2041(2)	135,602	136,112
0.77% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 9.00% Cap), 12/25/2023(2)	740	735
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.00% Cap), 04/25/2040(2)	45,619	45,836
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.00% Cap), 05/25/2040(2)	71,119	71,670

0.93% (1 Month LIBOR USD + 0.75%, 0.75% Floor, 8.00% Cap), 01/25/2034(2)	114,866	116,196
0.93% (1 Month LIBOR USD + 0.75%, 6.50% Cap), 03/25/2037(2)	37,184	38,699
0.98% (1 Month LIBOR USD + 0.80%, 0.80% Floor, 8.00% Cap), 11/25/2032(2)	233,184	235,848
1.06% (1 Month LIBOR USD + 0.88%, 0.88% Floor, 9.50% Cap), 08/25/2023(2)	1,642	1,638
1.08% (1 Month LIBOR USD + 0.90%, 0.90% Floor, 6.75% Cap), 03/25/2038(2)	36,328	36,931
1.18% (1 Month LIBOR USD + 1.00%, 1.00% Floor, 9.50% Cap), 12/25/2023(2)	1,835	1,847
1.44% (11th District Cost of Funds Index + 0.70%, 0.70% Floor, 10.00% Cap), 10/25/2022(2)	242	242
1.60% (1 Month LIBOR USD + 8.10%, 1.60% Cap), 03/25/2032(2)(7)	42,868	1,577
1.84%, 03/25/2027(4)	2,041	44
1.84%, 03/25/2027(4)	5,519	117
2.50%, 11/25/2045	4,356,866	4,547,968
2.76%, 01/25/2038(4)	313,519	13,147
2.88%, 04/25/2041(4)	558,225	36,018
3.00%, 12/25/2028	1,237,521	1,329,031
3.00%, 10/25/2033	908,000	999,592
3.00%, 02/25/2043	1,000,000	1,060,668
3.00%, 06/25/2045	1,809,066	1,873,957
3.00%, 01/25/2046	1,780,055	1,911,757
3.00%, 04/25/2046	3,681,389	3,833,427
3.00%, 06/25/2046	3,582,771	3,737,504
3.00%, 02/25/2047	2,207,107	2,348,213
3.23%, 06/25/2038(4)	122,292	7,318
3.50%, 04/25/2031	852,005	920,700
3.50%, 09/25/2033	1,500,000	1,748,716
3.50%, 03/25/2042	1,000,000	1,112,583
3.50%, 02/25/2043	353,756	393,172
3.50%, 06/25/2044	2,635,957	2,694,778
3.66%, 12/25/2039(4)	169,666	176,459
4.00%, 04/25/2033	181,035	201,576
4.00%, 05/25/2033	9,977	11,138
4.00%, 02/25/2039	31,776	31,920
4.26% (1 Month LIBOR USD + 4.44%, 4.44% Cap), 11/25/2040(2)(7)	559,634	72,257
4.50%, 07/25/2023	36,582	37,870
4.50%, 10/25/2036	149,629	169,059
4.50%, 02/25/2039	5,526	6,117
4.50%, 12/25/2040	5,359,402	6,372,560
4.50%, 01/25/2042	2,483,000	2,790,864
4.50%, 04/25/2042	1,500,000	1,754,853
5.00%, 03/25/2021	26	26
5.00%, 02/25/2024	212	1
5.00%, 03/25/2024	67	0
5.00%, 03/25/2024	7	0
5.00%, 11/25/2024	120,022	126,554
5.00%, 03/25/2029	148,000	157,727
5.00%, 11/25/2032	11,414	12,602
5.00%, 03/25/2033	18,507	1,409
5.00%, 03/25/2037	4,848	5,482
5.00%, 07/25/2038	35,940	40,579
5.00%, 07/25/2038	43,133	49,445
5.00%, 07/25/2039	75,858	12,442
5.00%, 08/25/2039	277,204	316,219
5.00%, 09/25/2039	161,561	175,576
5.00%, 06/25/2040	489,442	552,872
5.00%, 09/25/2040	206,000	239,313
5.43%, 07/25/2051(4)	30,233	34,960
5.50%, 09/25/2022	389	401
5.50%, 03/25/2023	54,688	57,098
5.50%, 04/25/2023	3,555	3,708
5.50%, 04/25/2023	104,904	109,650
5.50%, 05/25/2023	24,948	26,001
5.50%, 07/25/2024	6,946	7,294
5.50%, 08/25/2024	75,599	79,708
5.50%, 08/25/2025	86,969	93,829
5.50%, 01/25/2026	53,332	57,044
5.50%, 04/18/2029	7,758	8,463
5.50%, 12/25/2032	104,035	120,891
5.50%, 08/25/2033	191,652	35,196
5.50%, 08/25/2033	87,386	101,790
5.50%, 10/25/2033	643,761	749,822
5.50%, 04/25/2034	199,405	235,392
5.50%, 07/25/2034	330,820	378,596
5.50%, 08/25/2035	83,991	95,916

5.50%, 08/25/2035	573,407	666,784
5.50%, 12/25/2035	38,101	41,248
5.50%, 12/25/2035	435,504	509,296
5.50%, 01/25/2036	24,281	26,502
5.50%, 03/25/2036	55,070	63,714
5.50%, 03/25/2036	195,409	223,408
5.50%, 03/25/2036	221,672	262,059
5.50%, 01/25/2037	18,415	20,120
5.50%, 07/25/2037	138,026	157,865
5.50%, 08/25/2037	36,494	41,448
5.50%, 07/25/2038	162,945	189,097
5.50%, 10/25/2039	172,582	31,083
5.50%, 06/25/2040	804,308	913,907
5.50%, 07/25/2040	320,553	375,228
5.50%, 10/25/2040	1,183,670	1,413,416
5.60% (1 Month LIBOR USD + 5.78%, 5.78% Cap), 06/25/2037(2)(7)	39,509	6,309
5.67% (1 Month LIBOR USD + 5.85%, 5.85% Cap), 09/25/2038(2)(7)	127,707	21,648
5.67% (1 Month LIBOR USD + 5.85%, 5.85% Cap), 09/25/2038(2)(7)	163,460	31,275
5.72% (1 Month LIBOR USD + 5.90%, 5.90% Cap), 10/25/2039(2)(7)	40,412	6,211
5.73% (1 Month LIBOR USD + 5.91%, 5.91% Cap), 02/25/2038(2)(7)	145,960	28,151
5.75%, 06/25/2033	50,868	60,237
5.75%, 07/25/2035	1,465,969	1,773,422
5.75%, 10/25/2035	71,449	81,070
5.82% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 02/25/2038(2)(7)	362,354	67,831
5.85%, 02/25/2051(4)	92,808	106,636
5.90% (1 Month LIBOR USD + 6.08%, 6.08% Cap), 03/25/2037(2)(7)	3,718	157
5.92% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 04/25/2037(2)(7)	53,687	5,888
5.92% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 06/25/2037(2)(7)	46,536	9,670
5.92% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 06/25/2037(2)(7)	116,333	20,102
5.92% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 11/25/2049(2)(7)	77,783	7,781
6.00% (1 Month LIBOR USD + 6.18%, 6.18% Cap), 12/25/2039(2)(7)	52,993	8,237
6.00%, 02/25/2022	15,803	16,209
6.00%, 08/25/2022	820	853
6.00%, 09/25/2022	28,498	29,496
6.00% (1 Month LIBOR USD + 28.70%, 6.00% Cap), 04/25/2023(2)(7)	2,106	2,243
6.00%, 07/25/2023(4)	14,549	15,463
6.00%, 07/18/2028	6,632	7,467
6.00%, 12/25/2028	2,915	3,097
6.00%, 07/25/2031	24,776	4,233
6.00%, 11/25/2031	45,919	53,414
6.00%, 04/25/2032	112,817	126,707
6.00%, 11/25/2032	331,627	386,111
6.00%, 05/25/2033(4)	8,242	1,524
6.00%, 05/25/2033	32,714	38,593
6.00%, 05/25/2033	68,976	79,251
6.00%, 05/25/2033	145,504	170,810
6.00%, 12/25/2035	12,472	14,035
6.00%, 12/25/2035	262,137	270,338
6.00%, 07/25/2036	374,699	442,149
6.00%, 03/25/2037	266,875	302,212
6.00%, 05/25/2037	118,856	138,895
6.00%, 08/25/2037	11,648	13,717
6.00%, 08/25/2037	49,895	58,378
6.00%, 08/25/2037	55,475	64,411
6.00%, 08/25/2037	61,645	70,563
6.00%, 08/25/2039	347,146	411,764
6.02% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 03/25/2038(2)(7)	42,930	6,755
6.04%, 09/25/2039(4)	132,078	151,455
6.05% (1 Month LIBOR USD + 6.23%, 6.23% Cap), 03/25/2038(2)(7)	54,830	10,517
6.07% (1 Month LIBOR USD + 6.25%, 6.25% Cap), 01/25/2040(2)(7)	124,486	27,209
6.18% (1 Month LIBOR USD + 6.36%, 6.36% Cap), 12/25/2037(2)(7)	6,590	1,084
6.20%, 03/25/2040(4)	196,136	227,471
6.20%, 10/25/2037(4)	52,182	60,073
6.22% (1 Month LIBOR USD + 6.40%, 6.40% Cap), 07/25/2037(2)(7)	341,471	70,356
6.22% (1 Month LIBOR USD + 6.40%, 6.40% Cap), 12/25/2037(2)(7)	164,828	26,143
6.22% (1 Month LIBOR USD + 6.40%, 6.40% Cap), 05/25/2040(2)(7)	54,197	11,261
6.22%, 02/25/2040(4)	56,146	64,324
6.24% (1 Month LIBOR USD + 6.42%, 6.42% Cap), 04/25/2040(2)(7)	88,307	15,394
6.26% (1 Month LIBOR USD + 6.44%, 6.44% Cap), 03/25/2037(2)(7)	209,938	40,407
6.27% (1 Month LIBOR USD + 6.45%, 6.45% Cap), 10/25/2037(2)(7)	142,057	28,176
6.27% (1 Month LIBOR USD + 6.45%, 6.45% Cap), 12/25/2037(2)(7)	179,944	42,265
6.28% (1 Month LIBOR USD + 6.46%, 6.46% Cap), 10/25/2037(2)(7)	197,310	44,393

6.30%, 12/25/2039(4)	279,307	322,826
6.32% (1 Month LIBOR USD + 6.50%, 6.50% Cap), 06/25/2023(2)(7)	6,364	180
6.32% (1 Month LIBOR USD + 6.50%, 6.50% Cap), 08/25/2036(2)(7)	93,197	32,980
6.34% (1 Month LIBOR USD + 6.52%, 6.52% Cap), 07/25/2036(2)(7)	51,368	9,341
6.35% (1 Month LIBOR USD + 6.53%, 6.53% Cap), 01/25/2041(2)(7)	603,143	143,679
6.35%, 04/25/2029	4,029	4,528
6.36% (1 Month LIBOR USD + 6.54%, 6.54% Cap), 09/25/2037(2)(7)	172,687	38,222
6.37% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 02/25/2039(2)(7)	118,635	24,882
6.40% (1 Month LIBOR USD + 6.58%, 6.58% Cap), 06/25/2036(2)(7)	122,739	24,609
6.44% (1 Month LIBOR USD + 6.62%, 6.62% Cap), 07/25/2037(2)(7)	133,491	22,178
6.44%, 03/25/2040(4)	200,479	230,084
6.47% (1 Month LIBOR USD + 6.65%, 6.65% Cap), 12/25/2036(2)(7)	95,876	20,727
6.47% (1 Month LIBOR USD + 6.65%, 6.65% Cap), 03/25/2039(2)(7)	42,634	7,727
6.50%, 08/25/2020	32	32
6.50%, 09/25/2020	11	11
6.50%, 07/25/2021	156	160
6.50%, 09/25/2021	12,859	13,111
6.50%, 02/25/2022	2,658	2,722
6.50%, 08/25/2022	887	925
6.50%, 02/25/2023	1,359	1,425
6.50%, 03/25/2023	946	992
6.50%, 07/25/2023	698	741
6.50%, 09/25/2023	1,477	1,576
6.50%, 10/25/2023	8,068	8,616
6.50%, 10/25/2023	22,366	23,920
6.50%, 11/25/2023	8,554	9,103
6.50%, 12/25/2023	2,345	2,520
6.50%, 03/25/2024	6,920	7,415
6.50%, 03/25/2024	44,338	47,814
6.50%, 04/25/2027	12,533	13,943
6.50%, 07/18/2027	1,035	1,160
6.50%, 09/25/2031	5,946	6,971
6.50%, 10/25/2031	4,431	5,050
6.50%, 04/25/2032	20,086	23,633
6.50%, 05/25/2032	41,258	48,457
6.50%, 06/25/2032	17,963	20,421
6.50%, 07/25/2032	76,222	13,219
6.50%, 08/25/2032	52,097	62,243
6.50%, 02/25/2033	18,604	21,607
6.50%, 05/25/2033	75,194	16,754
6.50%, 07/25/2036	162,620	194,429
6.50%, 07/25/2036	215,539	261,334
6.50%, 08/25/2036	23,995	28,144
6.50%, 08/25/2036	102,559	117,989
6.50%, 09/25/2036	10,532	12,315
6.50%, 06/25/2037	23,698	27,642
6.50%, 12/25/2037	140,471	170,298
6.50%, 04/25/2038	16,025	16,300
6.50%, 06/25/2042	53,407	63,098
6.52% (1 Month LIBOR USD + 6.70%, 6.70% Cap), 03/25/2036(2)(7)	587,969	143,459
6.53% (1 Month LIBOR USD + 6.71%, 6.71% Cap), 07/25/2035(2)(7)	61,193	14,457
6.67% (1 Month LIBOR USD + 6.85%, 6.85% Cap), 04/25/2038(2)(7)	39,765	4,860
6.72% (1 Month LIBOR USD + 6.90%, 6.90% Cap), 04/25/2038(2)(7)	65,029	13,070
6.81% (1 Month LIBOR USD + 6.99%, 6.99% Cap), 03/25/2038(2)(7)	81,359	17,979
6.88%, 08/25/2023	15,613	16,533
6.92% (1 Month LIBOR USD + 7.10%, 7.10% Cap), 06/25/2033(2)(7)	38,320	2,255
6.97% (1 Month LIBOR USD + 7.15%, 7.15% Cap), 07/25/2037(2)(7)	555,693	143,384
7.00%, 09/25/2020	2	2
7.00%, 01/25/2021	18	18
7.00%, 03/25/2021	771	777
7.00%, 07/25/2022	191	196
7.00%, 10/25/2022	600	626
7.00%, 02/25/2023	13,378	14,085
7.00%, 03/25/2023	9,439	9,910
7.00%, 04/25/2023	2,874	3,019
7.00%, 05/25/2023	32,285	34,349
7.00%, 07/25/2023	10,914	11,548
7.00%, 07/25/2023	16,406	17,418
7.00%, 08/25/2023	26,635	28,261
7.00%, 04/25/2024	28,154	30,514
7.00%, 04/25/2024	64,864	69,395
7.00%, 11/25/2026	17,166	18,769

7.00%, 12/18/2027	5,722	529
7.00%, 03/25/2031	4,061	4,870
7.00%, 07/25/2031	14,625	17,616
7.00%, 08/25/2031	27,176	32,210
7.00%, 09/25/2031	4,193	5,037
7.00%, 09/25/2031	7,105	8,457
7.00%, 09/25/2031	35,963	43,181
7.00%, 11/25/2031	48,600	58,485
7.00%, 05/25/2033	135,256	15,908
7.00%, 07/25/2039	2,339	2,762
7.00%, 11/25/2041	924,708	1,141,235
7.00%, 11/25/2041	961,409	1,151,664
7.00%, 11/25/2041	1,098,133	1,348,441
7.02% (1 Month LIBOR USD + 7.20%, 7.20% Cap), 07/25/2038(2)(7)	45,578	8,357
7.24% (1 Month LIBOR USD + 7.47%, 7.47% Cap), 08/25/2033(2)(7)	82,257	98,070
7.42% (1 Month LIBOR USD + 7.60%, 7.60% Cap), 07/25/2028(2)(7)	192,994	25,822
7.42% (1 Month LIBOR USD + 7.60%, 7.60% Cap), 11/25/2033(2)(7)	95,958	20,553
7.50%, 06/25/2022	40	42
7.50%, 07/25/2022	2,689	2,797
7.50%, 09/25/2022	1,540	1,591
7.50%, 10/25/2022	2,950	3,105
7.50%, 03/25/2023	2,943	3,127
7.50%, 04/18/2027	3,758	4,362
7.50%, 04/20/2027	5,531	6,412
7.50%, 05/20/2027	22,516	25,785
7.50%, 12/18/2029	6,391	7,403
7.50%, 02/25/2030	33,213	39,006
7.70%, 03/25/2023	1,359	1,441
7.75%, 09/25/2022	1,345	1,416
7.87% (1 Month LIBOR USD + 8.05%, 8.05% Cap), 08/25/2023(2)(7)	524	40
7.90%, 01/25/2023	2,446	2,588
7.97% (1 Month LIBOR USD + 8.15%, 8.15% Cap), 12/25/2028(2)(7)	3,704	254
8.00%, 07/25/2022	166	171
8.00%, 07/25/2022	4,461	4,698
8.00%, 09/25/2022	4,890	5,144
8.50%, 06/25/2021	11	11
8.50%, 01/25/2025	1,533	1,715
8.50%, 01/25/2031	1,801	371
8.50% (1 Month LIBOR USD + 51.00%, 8.50% Cap), 11/25/2032(2)(7)	15,225	18,422
8.75%, 06/25/2021	38	38
8.80%, 01/25/2025	2,629	2,992
8.92% (1 Month LIBOR USD + 9.10%, 9.10% Cap), 07/25/2030(2)(7)	10,357	1,455
9.84% (1 Month LIBOR USD + 10.17%, 10.17% Cap), 08/25/2033(2)(7)	9,385	11,923
10.00% (10 year CMT Index + 10.75%, 10.00% Cap), 08/25/2023(2)(7)	14,178	1,567
10.00% (1 Month LIBOR USD + 54.00%, 10.00% Cap), 03/25/2032(2)(7)	603	761
10.50% (11th District Cost of Funds Index + 63.39%, 10.50% Cap), 10/25/2023(2)(7)	469	530
11.24% (1 Month LIBOR USD + 11.52%, 11.52% Cap), 01/25/2034(2)(7)	2,826	3,320
12.19% (1 Month LIBOR USD + 12.50%, 12.50% Cap), 09/25/2033(2)(7)	13,208	16,910
12.21% (11th District Cost of Funds Index + 12.95%, 4.00% Floor, 12.95% Cap), 12/25/2023(2)(7)	854	960
12.29% (1 Month LIBOR USD + 12.66%, 12.66% Cap), 03/25/2040(2)(7)	257,300	348,521
13.29% (11th District Cost of Funds Index + 14.86%, 14.86% Cap), 09/25/2023(2)(7)	821	899
13.32% (1 Month LIBOR USD + 13.75%, 13.75% Cap), 07/25/2033(2)(7)	20,635	26,773
13.63% (1 Month LIBOR USD + 14.00%, 14.00% Cap), 03/25/2038(2)(7)	20,281	26,090
13.73% (1 Month LIBOR USD + 14.10%, 14.10% Cap), 12/25/2033(2)(7)	1,390	1,436
13.83% (1 Month LIBOR USD + 14.20%, 14.20% Cap), 06/25/2033(2)(7)	28,505	31,760
13.87% (1 Month LIBOR USD + 14.24%, 14.24% Cap), 07/25/2034(2)(7)	12,590	16,246
14.15% (1 Month LIBOR USD + 14.48%, 14.48% Cap), 12/25/2032(2)(7)	7,683	10,355
15.11% (1 Month LIBOR USD + 15.50%, 15.50% Cap), 11/25/2031(2)(7)	14,126	19,971
15.50% (1 Month LIBOR USD + 58.37%, 15.50% Cap), 02/25/2023(2)(7)	471	560
15.69% (1 Month LIBOR USD + 16.15%, 16.15% Cap), 09/25/2037(2)(7)	11,488	16,232
15.83% (1 Month LIBOR USD + 16.20%, 16.20% Cap), 01/25/2034(2)(7)	8,834	10,458
15.99% (1 Month LIBOR USD + 16.50%, 16.50% Cap), 05/25/2034(2)(7)	11,084	15,463
16.04% (1 Month LIBOR USD + 16.50%, 16.50% Cap), 07/25/2037(2)(7)	30,679	41,370
16.24% (1 Month LIBOR USD + 16.70%, 16.70% Cap), 08/25/2035(2)(7)	31,878	44,806
16.41% (1 Month LIBOR USD + 16.88%, 16.88% Cap), 08/25/2035(2)(7)	28,238	39,517
16.41% (1 Month LIBOR USD + 16.88%, 16.88% Cap), 10/25/2035(2)(7)	34,331	49,141
16.54% (1 Month LIBOR USD + 17.00%, 17.00% Cap), 05/25/2035(2)(7)	4,750	6,184
16.91% (1 Month LIBOR USD + 17.38%, 17.38% Cap), 07/25/2035(2)(7)	26,060	39,330
17.04% (1 Month LIBOR USD + 17.47%, 17.47% Cap), 12/25/2031(2)(7)	1,375	1,956
17.05% (1 Month LIBOR USD + 17.67%, 17.67% Cap), 04/25/2040(2)(7)	123,205	173,901
17.35% (1 Month LIBOR USD + 17.68%, 17.68% Cap), 05/25/2021(2)(7)	21	22
17.60% (1 Month LIBOR USD + 18.15%, 18.15% Cap), 08/25/2033(2)(7)	25,373	31,878

18.81% (11th District Cost of Funds Index + 20.53%, 20.53% Cap), 04/25/2023(2)(7)	1,379	1,586
19.02% (1 Month LIBOR USD + 19.53%, 19.53% Cap), 04/25/2034(2)(7)	40,683	61,288
19.02% (1 Month LIBOR USD + 19.53%, 19.53% Cap), 05/25/2034(2)(7)	88,043	137,370
19.29% (1 Month LIBOR USD + 19.80%, 19.80% Cap), 11/25/2034(2)(7)	5,222	5,486
19.51% (1 Month LIBOR USD + 20.02%, 20.02% Cap), 05/25/2035(2)(7)	82,374	108,191
19.62% (1 Month LIBOR USD + 20.13%, 20.13% Cap), 05/25/2035(2)(7)	56,629	74,772
20.15% (1 Month LIBOR USD + 20.70%, 20.70% Cap), 04/25/2038(2)(7)	24,151	38,018
21.04% (7 year CMT Index + 22.30%, 21.83% Cap), 04/25/2023(2)(7)	2,604	535
21.32% (1 Month LIBOR USD + 21.60%, 4.50% Floor, 21.60% Cap), 11/25/2020(2)(7)	3	3
22.05% (1 Month LIBOR USD + 22.67%, 22.67% Cap), 04/25/2037(2)(7)	38,693	65,278
22.40% (1 Month LIBOR USD + 22.95%, 22.95% Cap), 10/25/2031(2)(7)	11,365	18,958
22.86% (1 Month LIBOR USD + 23.38%, 23.38% Cap), 10/25/2023(2)(7)	1,308	1,686
23.26% (1 Month LIBOR USD + 24.00%, 24.00% Cap), 05/25/2034(2)(7)	17,288	27,653
23.34% (1 Month LIBOR USD + 24.02%, 24.02% Cap), 08/25/2037(2)(7)	48,344	79,209
23.46% (1 Month LIBOR USD + 24.20%, 24.20% Cap), 09/25/2035(2)(7)	7,633	11,665
23.52% (1 Month LIBOR USD + 24.20%, 24.20% Cap), 06/25/2036(2)(7)	5,169	8,497
23.85% (1 Month LIBOR USD + 24.50%, 24.50% Cap), 12/25/2023(2)(7)	1,835	2,389
23.85% (1 Month LIBOR USD + 24.50%, 24.50% Cap), 09/25/2031(2)(7)	18,210	27,843
23.89% (1 Month LIBOR USD + 24.57%, 24.57% Cap), 11/25/2035(2)(7)	155,094	239,193
23.89% (1 Month LIBOR USD + 24.57%, 24.57% Cap), 03/25/2036(2)(7)	15,365	25,748
24.07% (1 Month LIBOR USD + 24.75%, 24.75% Cap), 05/25/2035(2)(7)	18,909	25,473
24.58% (1 Month LIBOR USD + 25.50%, 25.50% Cap), 06/25/2035(2)(7)	26,783	46,251
24.59% (1 Month LIBOR USD + 25.19%, 25.19% Cap), 02/25/2032(2)(7)	3,385	5,066
25.46% (1 Month LIBOR USD + 26.20%, 26.20% Cap), 10/25/2036(2)(7)	19,230	32,263
25.82% (1 Month LIBOR USD + 26.56%, 26.56% Cap), 12/25/2036(2)(7)	4,154	6,749
26.51% (11th District Cost of Funds Index + 29.75%, 29.75% Cap), 10/25/2023(2)(7)	704	845
27.73% (11th District Cost of Funds Index + 31.01%, 31.01% Cap), 12/25/2023(2)(7)	2,255	2,736
28.06% (1 Month LIBOR USD + 28.80%, 28.80% Cap), 07/25/2036(2)(7)	16,826	27,495
28.55% (7 year CMT Index + 30.01%, 29.59% Cap), 12/25/2021(2)(7)	11	13
29.32% (1 Month LIBOR USD + 30.15%, 30.15% Cap), 05/25/2036(2)(7)	17,143	30,365
32.33% (1 Month LIBOR USD + 33.25%, 33.25% Cap), 10/25/2026(2)(7)	11,907	18,329
37.89% (1 Month LIBOR USD + 39.00%, 39.00% Cap), 02/25/2037(2)(7)	8,374	30,754
38.79% (1 Month LIBOR USD + 39.90%, 39.90% Cap), 07/25/2036(2)(7)	12,705	27,981
Fannie Mae REMICS SER 1990-140 CL K
652.15%, 12/25/2020	3	6
Fannie Mae REMICS SER 1993-165 CL SK V/R
12.50% (1 Month LIBOR USD + 77.31%, 12.50% Cap), 09/25/2023(2)(7)	1,019	1,109
Fannie Mae REMICS SER 2019 CL BA
1.99%, 12/25/2029	25,611,310	26,736,245
Fannie Mae REMICS SER G92-35 CL G
1184.78%, 07/25/2022	2	17
Fannie Mae Trust 2003-W2
5.90%, 07/25/2042	50,264	58,683
6.50%, 07/25/2042	84,490	99,867
Fannie Mae Trust 2003-W6
5.20%, 09/25/2042	319,454	362,837
6.50%, 09/25/2042	116,239	136,962
Fannie Mae Trust 2003-W8
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 8.00% Cap), 05/25/2042(2)	27,353	27,270
7.00%, 10/25/2042	129,591	155,500
Fannie Mae Trust 2004-W1
7.00%, 12/25/2033	201,246	238,824
Fannie Mae Trust 2004-W15
0.43% (1 Month LIBOR USD + 0.25%, 0.25% Floor), 08/25/2044(2)	124,072	123,358
Fannie Mae Trust 2004-W2
7.00%, 02/25/2044	41,818	49,337
Fannie Mae Trust 2004-W8
7.50%, 06/25/2044	41,181	49,470
Fannie Mae Trust 2005-W3
0.40% (1 Month LIBOR USD + 0.22%, 0.22% Floor, 9.50% Cap), 03/25/2045(2)	985,299	981,502
Fannie Mae Trust 2005-W4
6.00%, 08/25/2045	53,340	61,888
Fannie Mae Trust 2006-W2
0.40% (1 Month LIBOR USD + 0.22%, 0.22% Floor, 9.50% Cap), 02/25/2046(2)	438,431	438,410
3.72%, 11/25/2045(4)	133,753	143,323
Fannie Mae Whole Loan
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor, 9.50% Cap), 11/25/2046(2)	1,043,424	1,030,488
Fannie Mae-Aces
1.65% (1 Month LIBOR USD + 0.93%), 11/25/2022(2)	591,520	592,028
2.10%, 08/25/2029	20,416,090	21,454,497
2.28%, 12/27/2022	737,095	760,561
2.39%, 01/25/2023(4)	641,861	663,921

2.50%, 10/25/2026(4)	5,335,000	5,753,882
2.53%, 09/25/2024	1,390,000	1,482,070
2.57%, 12/25/2026(4)	1,512,023	1,639,883
2.59%, 12/25/2024	1,421,558	1,520,902
2.67%, 12/25/2026(4)	9,307,000	10,159,125
2.83%, 01/25/2025(4)	629,838	675,789
2.90%, 01/25/2025(4)	2,000,000	2,137,201
2.92%, 08/25/2021	406,911	413,203
2.96%, 02/25/2027(4)	3,535,000	3,916,407
2.98%, 08/25/2029	2,200,000	2,472,199
3.02%, 11/25/2025(4)	8,556,251	9,352,622
3.02%, 08/25/2024(4)	1,212,652	1,311,049
3.06%, 05/25/2027(4)	29,130,000	32,559,816
3.09%, 04/25/2027(4)	23,211,000	25,825,898
3.10%, 07/25/2024(4)	1,038,118	1,126,647
3.15%, 03/25/2028(4)	3,891,000	4,389,802
3.18%, 06/25/2027(4)	5,513,000	6,136,962
3.19%, 02/25/2030(4)	2,791,000	3,178,524
3.30%, 04/25/2029(4)	4,540,000	5,194,989
3.44%, 06/25/2028(4)	5,160,000	5,886,158
3.50%, 07/25/2028(4)	4,896,282	5,399,919
3.50%, 07/25/2028(4)	35,477,000	40,816,668
3.50%, 01/25/2024(4)	11,566,467	12,536,076
3.51%, 12/25/2023(4)	2,076,141	2,229,425
3.66%, 11/25/2020	31,497	31,604
3.67%, 09/25/2028(4)	7,310,000	8,561,454
3.75%, 11/25/2028(4)	12,600,000	14,580,163
3.76%, 06/25/2021	404,755	411,279
3.78%, 08/25/2030(4)	7,611,341	9,109,677
FHLMC-Ginnie Mae
6.25%, 11/25/2023	3,501	3,732
7.00%, 03/25/2023	4,011	4,182
7.50%, 04/25/2024	24,065	25,973
First Horizon Alternative Mortgage Securities Trust 2005-FA8
5.50%, 11/25/2035	85,254	64,871
First Horizon Alternative Mortgage Securities Trust 2006-FA6
5.75%, 11/25/2021	3,574	3,412
First Horizon Alternative Mortgage Securities Trust 2006-FA8
5.75%, 02/25/2037	16,082	12,053
First Horizon Alternative Mortgage Securities Trust 2007-FA4
5.47% (1 Month LIBOR USD + 5.65%, 5.65% Cap), 08/25/2037(2)(7)	739,488	196,056
Freddie Mac Gold Pool
2.00%, 01/01/2032	5,305,049	5,515,323
2.50%, 04/01/2028	1,713,371	1,798,191
2.50%, 06/01/2028	632,173	672,521
2.50%, 03/01/2030	1,349,185	1,434,146
2.50%, 07/01/2030	2,974,587	3,162,119
2.50%, 07/01/2031	2,672,170	2,835,792
2.50%, 08/01/2031	1,608,678	1,707,076
3.00%, 07/01/2028	1,295,188	1,370,230
3.00%, 08/01/2028	777,799	827,453
3.00%, 09/01/2028	2,692,898	2,852,140
3.00%, 10/01/2028	1,122,404	1,195,689
3.00%, 05/01/2029	1,108,628	1,183,416
3.00%, 04/01/2031	5,204,037	5,527,743
3.00%, 09/01/2031	1,075,407	1,141,870
3.00%, 02/01/2032	5,604,625	5,953,438
3.00%, 02/01/2032	8,235,415	8,779,505
3.00%, 08/01/2042	1,720,315	1,842,772
3.00%, 10/01/2042	4,369,925	4,681,576
3.00%, 11/01/2042	639,309	684,900
3.00%, 11/01/2042	5,540,692	5,990,982
3.00%, 02/01/2043	373,454	400,169
3.00%, 03/01/2043	2,383,199	2,553,929
3.00%, 03/01/2043	4,817,337	5,162,446
3.00%, 04/01/2043	87,369	93,616
3.00%, 04/01/2043	11,175,069	11,971,305
3.00%, 06/01/2043	31,939	34,188
3.00%, 07/01/2043	25,180	26,984
3.00%, 07/01/2043	331,127	354,665
3.00%, 08/01/2043	476,239	509,922
3.00%, 08/01/2043	6,385,881	6,840,034

3.00%, 01/01/2045	218,450	227,660
3.00%, 05/01/2045	1,032,664	1,120,595
3.00%, 05/01/2045	2,273,047	2,456,892
3.00%, 06/01/2045	575,020	612,009
3.00%, 10/01/2045	4,490,686	4,809,045
3.00%, 10/01/2046	7,684,798	8,136,582
3.00%, 10/01/2046	19,593,842	21,245,700
3.00%, 03/01/2047	1,468,154	1,551,400
3.00%, 05/01/2047	14,891,523	15,916,653
3.50%, 01/01/2027	140,062	147,399
3.50%, 01/01/2032	466,980	499,677
3.50%, 03/01/2032	190,161	203,477
3.50%, 02/01/2033	151,176	162,173
3.50%, 05/01/2033	198,947	213,392
3.50%, 05/01/2033	616,409	661,247
3.50%, 01/01/2034	6,905,233	7,385,327
3.50%, 11/01/2037	2,523,578	2,677,317
3.50%, 05/01/2042	844,600	914,491
3.50%, 06/01/2042	398,746	431,586
3.50%, 06/01/2042	2,465,485	2,661,297
3.50%, 08/01/2042	730,656	790,921
3.50%, 09/01/2042	2,857,024	3,093,458
3.50%, 09/01/2042	5,099,489	5,520,131
3.50%, 10/01/2042	2,358,550	2,553,532
3.50%, 10/01/2042	10,182,430	11,074,847
3.50%, 11/01/2042	92,483	99,912
3.50%, 11/01/2042	1,007,349	1,090,464
3.50%, 11/01/2042	2,735,368	2,961,731
3.50%, 12/01/2042	3,073,021	3,325,546
3.50%, 01/01/2043	7,079,315	7,664,796
3.50%, 03/01/2043	734,110	794,882
3.50%, 05/01/2043	281,292	303,809
3.50%, 05/01/2043	3,982,867	4,309,742
3.50%, 06/01/2043	862,703	931,624
3.50%, 06/01/2043	1,453,898	1,574,028
3.50%, 07/01/2043	508,227	550,171
3.50%, 10/01/2043	211,190	227,962
3.50%, 05/01/2044	13,590,731	14,858,883
3.50%, 01/01/2045	11,616,277	12,623,630
3.50%, 06/01/2045	1,358,055	1,460,387
3.50%, 08/01/2045	4,279,821	4,576,460
3.50%, 12/01/2045	4,682,205	4,993,425
3.50%, 01/01/2046	756,057	812,805
3.50%, 01/01/2046	8,429,980	9,165,997
3.50%, 05/01/2046	3,002,833	3,204,508
3.50%, 07/01/2046	1,932,075	2,062,286
3.50%, 07/01/2046	3,708,237	3,949,117
3.50%, 08/01/2046	6,790,825	7,417,040
3.50%, 08/01/2046	8,664,098	9,366,850
3.50%, 12/01/2046	513,405	545,502
3.50%, 12/01/2046	7,523,851	8,091,565
3.50%, 01/01/2047	3,444,708	3,664,556
3.50%, 10/01/2047	11,349,221	12,028,603
3.50%, 01/01/2048	5,775,656	6,156,639
3.50%, 03/01/2048	6,091,926	6,487,476
4.00%, 08/01/2040	511,077	560,051
4.00%, 09/01/2040	611,828	668,273
4.00%, 11/01/2040	33,852	37,134
4.00%, 11/01/2040	1,781,135	1,935,406
4.00%, 12/01/2040	372,614	408,716
4.00%, 12/01/2040	802,254	880,083
4.00%, 12/01/2040	984,704	1,079,770
4.00%, 12/01/2040	1,174,818	1,287,899
4.00%, 12/01/2040	1,204,276	1,319,752
4.00%, 01/01/2041	708,137	773,012
4.00%, 01/01/2041	1,333,483	1,461,699
4.00%, 10/01/2041	3,800,800	4,169,831
4.00%, 11/01/2041	11,104	12,177
4.00%, 01/01/2042	206,847	227,053
4.00%, 05/01/2042	13,452	14,780
4.00%, 06/01/2042	1,835,112	2,000,401
4.00%, 10/01/2042	79,591	83,085

4.00%, 01/01/2043	227,716	248,095
4.00%, 06/01/2043	15,707	16,738
4.00%, 09/01/2043	133,312	146,437
4.00%, 09/01/2043	6,135,500	6,732,729
4.00%, 11/01/2043	74,825	82,101
4.00%, 11/01/2043	152,499	167,380
4.00%, 12/01/2043	210,500	231,225
4.00%, 12/01/2043	897,876	983,140
4.00%, 12/01/2043	1,477,649	1,622,116
4.00%, 01/01/2044	121,545	131,642
4.00%, 01/01/2044	452,242	496,289
4.00%, 03/01/2044	2,434,104	2,661,669
4.00%, 05/01/2044	101,595	110,878
4.00%, 10/01/2044	6,672,006	7,315,702
4.00%, 01/01/2045	392,151	426,010
4.00%, 10/01/2045	554,159	597,141
4.00%, 10/01/2045	7,318,732	7,904,723
4.00%, 11/01/2045	10,891,445	11,761,369
4.00%, 12/01/2045	1,255,886	1,364,626
4.00%, 01/01/2046	3,342,261	3,641,814
4.00%, 02/01/2046	2,128,866	2,326,052
4.00%, 05/01/2046	288,502	311,410
4.00%, 06/01/2046	9,644,782	10,437,976
4.00%, 08/01/2046	2,382,607	2,576,484
4.00%, 01/01/2047	12,274,886	13,572,709
4.00%, 06/01/2047	4,840,778	5,162,349
4.00%, 09/01/2047	6,792,678	7,420,264
4.00%, 07/01/2048	248,453	272,073
4.00%, 07/01/2048	7,571,048	8,263,472
4.00%, 10/01/2048	6,523,248	7,089,862
4.50%, 11/01/2035	10,363	11,408
4.50%, 07/01/2039	186,728	207,605
4.50%, 10/01/2039	1,391,674	1,547,749
4.50%, 11/01/2039	1,588,266	1,765,555
4.50%, 11/01/2039	2,160,620	2,402,373
4.50%, 05/01/2040	751,510	835,735
4.50%, 08/01/2040	342,609	380,902
4.50%, 09/01/2040	272,735	303,320
4.50%, 09/01/2040	1,125,371	1,250,287
4.50%, 03/01/2041	220,066	244,660
4.50%, 05/01/2041	1,609,141	1,790,030
4.50%, 08/01/2041	559,134	622,191
4.50%, 12/01/2043	6,206,560	6,938,670
4.50%, 03/01/2044	542,598	604,108
4.50%, 05/01/2044	834,206	927,164
4.50%, 07/01/2044	23,586	25,397
4.50%, 07/01/2044	254,294	281,004
4.50%, 09/01/2044	1,630,560	1,804,439
4.50%, 09/01/2046	3,546,696	3,857,748
4.50%, 10/01/2046	2,833,879	3,076,323
4.50%, 11/01/2046	11,281,461	12,543,066
4.50%, 03/01/2047	983,264	1,084,841
4.50%, 07/01/2047	1,499,054	1,619,079
4.50%, 07/01/2047	3,181,104	3,458,381
4.50%, 11/01/2047	1,159,469	1,252,256
4.50%, 09/01/2048	337,157	362,766
5.00%, 01/01/2034	24,234	27,795
5.00%, 06/01/2034	69,748	79,920
5.00%, 09/01/2034	72,769	83,655
5.00%, 03/01/2035	26,754	29,597
5.00%, 08/01/2035	1,050,554	1,195,801
5.00%, 03/01/2036	2,278,165	2,614,516
5.00%, 07/01/2036	2,163	2,482
5.00%, 11/01/2036	63,380	72,709
5.00%, 03/01/2037	169,617	194,317
5.00%, 06/01/2037	189,436	217,258
5.00%, 08/01/2037	178,942	205,346
5.00%, 02/01/2038	222,454	254,509
5.00%, 03/01/2038	56,547	64,853
5.00%, 03/01/2038	199,762	229,449
5.00%, 03/01/2038	215,741	247,244
5.00%, 03/01/2038	248,169	284,483

5.00%, 04/01/2038	144,698	165,609
5.00%, 09/01/2038	27,236	31,224
5.00%, 09/01/2038	157,646	180,720
5.00%, 11/01/2038	1,163	1,334
5.00%, 11/01/2038	58,222	66,593
5.00%, 12/01/2038	597	680
5.00%, 12/01/2038	186,947	214,323
5.00%, 02/01/2039	387,084	443,837
5.00%, 05/01/2039	7,167	8,267
5.00%, 10/01/2039	427,220	489,755
5.00%, 01/01/2040	107,242	123,176
5.00%, 03/01/2040	174,567	199,832
5.00%, 03/01/2040	2,026,667	2,329,934
5.00%, 08/01/2040	278,012	318,047
5.00%, 04/01/2041	780,149	896,235
5.00%, 06/01/2041	341,932	391,995
5.00%, 12/01/2047	5,195,070	5,689,574
5.00%, 02/01/2048	1,800,763	1,971,488
5.50%, 02/01/2024	3,201	3,317
5.50%, 01/01/2033	50,127	57,171
5.50%, 10/01/2033	35,120	40,651
5.50%, 07/01/2035	71,400	81,318
5.50%, 01/01/2036	15,985	18,326
5.50%, 12/01/2036	31,119	35,776
5.50%, 05/01/2038	50,086	57,379
5.50%, 08/01/2038	63,746	73,250
5.50%, 01/01/2039	2,378,255	2,725,910
5.50%, 03/01/2040	23,259	26,584
5.50%, 05/01/2040	1,586,689	1,819,238
5.50%, 08/01/2040	648,302	742,405
6.00%, 08/01/2020	5	5
6.00%, 07/01/2021	17	17
6.00%, 07/01/2021	420	422
6.00%, 03/01/2022	12	12
6.00%, 10/01/2029	9,901	11,080
6.00%, 12/01/2033	11,279	12,581
6.00%, 01/01/2034	6,196	6,521
6.00%, 01/01/2034	24,939	29,117
6.00%, 11/01/2036	8,835	9,841
6.00%, 12/01/2036	5,987	6,901
6.00%, 12/01/2036	14,764	17,228
6.50%, 03/01/2022	488	492
6.50%, 01/01/2028	31,255	35,008
6.50%, 06/01/2029	10,194	11,436
6.50%, 08/01/2029	78,139	90,778
6.50%, 11/01/2034	6,128	7,264
6.50%, 01/01/2035	84,364	95,341
6.50%, 12/01/2035	17,481	19,595
6.50%, 12/01/2035	52,540	60,497
6.50%, 11/01/2036	16,693	19,328
6.50%, 11/01/2036	106,075	119,967
6.50%, 11/01/2036	173,332	202,468
6.50%, 12/01/2036	95,468	114,171
6.50%, 12/01/2036	216,151	251,244
6.50%, 01/01/2037	6,085	6,303
6.50%, 01/01/2037	16,776	19,032
6.50%, 02/01/2037	8,364	8,705
6.50%, 06/01/2037	5,404	5,645
6.50%, 11/01/2037	40,445	49,490
6.50%, 03/01/2038	46,040	53,895
7.00%, 04/01/2026	918	1,023
7.00%, 12/01/2028	34,220	39,010
7.00%, 07/01/2029	863	970
7.00%, 01/01/2031	28,608	32,585
7.00%, 07/01/2032	3,044	3,488
7.00%, 08/01/2032	4,155	4,876
7.00%, 02/01/2037	6,806	8,129
7.50%, 08/01/2025	739	809
7.50%, 01/01/2032	81,194	93,689
7.50%, 12/01/2036	243,182	278,088
7.50%, 01/01/2038	34,449	42,533
7.50%, 01/01/2038	59,717	69,197

7.50%, 09/01/2038	26,530	31,277
8.00%, 08/01/2024	381	418
8.00%, 11/01/2024	261	283
8.50%, 07/01/2028	2,008	2,301
10.00%, 03/17/2026	168	167
10.00%, 10/01/2030	8,720	9,417
Freddie Mac Multifamily Structured Pass Through Certificates
0.88% (1 Month LIBOR USD + 0.70%, 0.70% Floor), 09/25/2022(2)	129,357	129,643
0.93%, 10/25/2022(4)	20,784,509	324,425
1.50%, 03/25/2026(4)	27,337,755	1,806,678
1.50%, 05/25/2022(4)	49,128,075	1,039,717
1.64%, 01/25/2030	1,890,000	1,981,584
2.31%, 12/25/2022	4,201,431	4,376,676
2.36%, 08/25/2022	1,775,249	1,814,805
2.52%, 01/25/2023	1,903,466	1,971,566
2.57%, 07/25/2026	10,075,000	10,970,437
2.77%, 05/25/2025	4,250,000	4,619,433
2.81%, 09/25/2024	6,287,000	6,766,583
2.84%, 09/25/2022	1,672,054	1,748,138
2.86%, 08/25/2022	4,567,822	4,730,750
2.91%, 04/25/2024	9,235,739	9,859,414
3.04%, 07/25/2024	10,000,000	10,636,230
3.07%, 08/25/2022	1,811,963	1,882,826
3.08%, 01/25/2031	4,126,000	4,794,269
3.10%, 02/25/2024(4)	11,250,000	12,116,095
3.11%, 02/25/2023	13,450,000	14,222,121
3.12%, 06/25/2027	4,263,000	4,838,980
3.17%, 09/25/2026(4)	9,915,000	11,158,879
3.19%, 09/25/2027(4)	25,150,000	28,760,818
3.22%, 03/25/2027	8,625,000	9,807,601
3.24%, 04/25/2027	7,030,000	8,030,045
3.24%, 08/25/2027	2,846,000	3,264,678
3.25%, 09/25/2027(4)	4,900,000	5,575,523
3.30%, 11/25/2027(4)	4,589,000	5,289,950
3.32%, 02/25/2023	5,550,000	5,902,638
3.33%, 05/25/2027	1,779,000	2,036,776
3.33%, 08/25/2025(4)	10,000,000	11,194,138
3.34%, 04/25/2028(4)	3,315,000	3,765,792
3.35%, 01/25/2028	5,167,000	5,980,619
3.36%, 11/25/2027(4)	18,922,000	21,804,239
3.36%, 12/25/2026(4)	27,000,000	30,493,446
3.39%, 03/25/2024	4,286,000	4,685,416
3.41%, 12/25/2026	15,125,000	17,344,426
3.49%, 01/25/2024	18,300,000	19,971,970
3.51%, 03/25/2029	2,527,000	2,988,537
3.51%, 01/25/2027(4)	23,250,000	26,733,782
3.76%, 01/25/2029(4)	11,600,000	13,866,411
3.85%, 05/25/2028(4)	3,550,000	4,229,998
3.85%, 05/25/2028(4)	6,340,000	7,558,835
3.85%, 06/25/2028	7,875,000	9,389,748
3.90%, 04/25/2028	8,575,000	10,221,892
3.90%, 10/25/2033(4)	6,500,000	8,205,212
3.92%, 12/25/2028(4)	4,100,000	4,947,854
3.92%, 09/25/2028(4)	10,000,000	12,013,976
3.99%, 05/25/2033(4)	16,700,000	20,660,245
4.03%, 10/25/2028(4)	5,600,000	6,773,301
Freddie Mac Non Gold Pool
3.01% (6 Month LIBOR USD + 1.54%, 1.54% Floor, 11.81% Cap), 05/01/2037(2)	61,446	63,321
3.04% (6 Month LIBOR USD + 1.67%, 1.67% Floor, 10.68% Cap), 01/01/2037(2)	14,286	14,415
3.16% (1 Year LIBOR USD + 1.87%, 1.87% Floor, 11.71% Cap), 07/01/2037(2)	12,035	12,121
3.23% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.66% Cap), 05/01/2036(2)	46,896	49,263
3.25% (6 Month LIBOR USD + 1.81%, 1.81% Floor, 12.46% Cap), 10/01/2036(2)	35,234	36,678
3.36% (6 Month LIBOR USD + 1.73%, 1.73% Floor, 13.09% Cap), 10/01/2036(2)	76,778	79,653
3.37% (6 Month LIBOR USD + 2.01%, 2.01% Floor, 12.46% Cap), 05/01/2037(2)	48,618	49,121
3.47% (6 Month LIBOR USD + 2.01%, 2.01% Floor, 12.17% Cap), 05/01/2037(2)	21,684	22,764
3.48% (6 Month LIBOR USD + 1.75%, 1.75% Floor, 12.56% Cap), 07/01/2036(2)	34,081	35,356
3.50% (6 Month LIBOR USD + 1.63%, 1.63% Floor, 11.75% Cap), 08/01/2036(2)	1,836	1,850
3.51% (6 Month LIBOR USD + 1.70%, 1.70% Floor, 12.34% Cap), 10/01/2036(2)	40,224	40,996
3.55% (6 Month LIBOR USD + 1.68%, 1.68% Floor, 13.13% Cap), 08/01/2036(2)	125,638	129,919
3.57% (6 Month LIBOR USD + 1.70%, 1.70% Floor, 12.82% Cap), 08/01/2036(2)	42,889	44,415
3.57% (1 Year LIBOR USD + 1.99%, 1.99% Floor, 10.91% Cap), 06/01/2036(2)	72,681	73,416
3.60% (1 Year LIBOR USD + 1.94%, 1.94% Floor, 10.93% Cap), 06/01/2036(2)	168,077	178,428

3.61% (1 Year LIBOR USD + 1.58%, 1.58% Floor, 11.12% Cap), 12/01/2036(2)	160,540	167,524
3.64% (1 Year LIBOR USD + 1.75%, 1.75% Floor, 9.14% Cap), 04/01/2034(2)	16,540	16,980
3.65% (1 Year LIBOR USD + 1.67%, 1.67% Floor, 11.06% Cap), 11/01/2036(2)	15,958	16,289
3.70% (1 Year CMT Index + 2.24%, 2.24% Floor, 10.24% Cap), 05/01/2033(2)	101,478	106,062
3.70% (1 Year LIBOR USD + 1.70%, 1.70% Floor, 11.06% Cap), 02/01/2037(2)	9,132	9,604
3.71% (6 Month LIBOR USD + 2.12%, 2.12% Floor, 10.89% Cap), 05/01/2037(2)	3,336	3,375
3.72% (6 Month LIBOR USD + 1.90%, 1.91% Floor, 12.43% Cap), 03/01/2037(2)	103,811	108,273
3.75% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.59% Cap), 05/01/2036(2)	39,134	41,239
3.77% (1 Year LIBOR USD + 1.64%, 1.64% Floor, 10.95% Cap), 11/01/2036(2)	43,714	45,824
3.77% (1 Year CMT Index + 2.11%, 2.11% Floor, 12.17% Cap), 01/01/2027(2)	3,105	3,125
3.82% (1 Year LIBOR USD + 1.69%, 1.69% Floor, 11.32% Cap), 12/01/2036(2)	4,289	4,322
3.83% (1 Year LIBOR USD + 1.90%, 1.90% Floor, 10.71% Cap), 05/01/2038(2)	21,386	21,507
3.84% (1 Year LIBOR USD + 1.71%, 1.71% Floor, 10.09% Cap), 02/01/2036(2)	11,458	12,050
3.85% (1 Year LIBOR USD + 1.60%, 1.60% Floor, 11.32% Cap), 10/01/2036(2)	13,708	13,795
3.85% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.19% Cap), 07/01/2036(2)	30,739	32,201
3.88% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.03% Cap), 01/01/2035(2)	39,232	41,159
3.88% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.09% Cap), 01/01/2035(2)	104,686	109,845
3.88% (1 Year LIBOR USD + 1.88%, 1.88% Floor, 10.80% Cap), 02/01/2037(2)	4,443	4,481
3.89% (1 Year LIBOR USD + 1.89%, 1.89% Floor, 10.97% Cap), 02/01/2037(2)	31,606	31,855
3.91% (1 Year LIBOR USD + 1.91%, 1.91% Floor, 10.91% Cap), 04/01/2037(2)	1,719	1,731
3.92% (1 Year LIBOR USD + 1.67%, 1.67% Floor, 11.29% Cap), 08/01/2035(2)	5,874	5,902
3.92% (1 Year LIBOR USD + 1.92%, 1.92% Floor, 10.89% Cap), 01/01/2037(2)	31,864	32,617
3.93% (1 Year LIBOR USD + 2.18%, 2.18% Floor, 11.07% Cap), 05/01/2037(2)	38,684	41,504
3.93% (1 Year LIBOR USD + 1.94%, 1.92% Floor, 11.12% Cap), 12/01/2036(2)	50,802	53,911
3.95% (1 Year LIBOR USD + 2.06%, 2.06% Floor, 10.98% Cap), 04/01/2038(2)	38,489	41,051
3.97% (1 Year CMT Index + 2.26%, 2.26% Floor, 11.82% Cap), 04/01/2030(2)	1,048	1,054
3.98% (1 Year LIBOR USD + 1.98%, 1.98% Floor, 10.62% Cap), 04/01/2037(2)	27,616	27,966
3.98% (1 Year CMT Index + 2.23%, 2.23% Floor, 9.36% Cap), 12/01/2033(2)	20,670	21,139
3.99% (6 Month LIBOR USD + 2.11%, 2.11% Floor, 12.44% Cap), 02/01/2037(2)	36,052	36,916
4.00% (1 Year LIBOR USD + 1.75%, 1.75% Floor, 11.75% Cap), 11/01/2037(2)	5,300	5,323
4.01% (6 Month LIBOR USD + 2.13%, 2.13% Floor, 11.64% Cap), 12/01/2035(2)	27,917	28,485
4.03% (1 Year CMT Index + 2.24%, 2.24% Floor, 9.83% Cap), 11/01/2036(2)	31,891	33,405
4.03% (1 Year LIBOR USD + 2.04%, 2.04% Floor, 11.02% Cap), 05/01/2037(2)	71,323	72,681
4.04% (1 Year LIBOR USD + 2.04%, 2.04% Floor, 10.71% Cap), 03/01/2036(2)	56,049	59,831
4.07% (1 Year LIBOR USD + 1.77%, 1.77% Floor, 11.42% Cap), 11/01/2036(2)	36,883	37,580
4.07% (1 Year LIBOR USD + 1.67%, 1.67% Floor, 11.98% Cap), 12/01/2036(2)	149,002	156,275
4.07% (1 Year LIBOR USD + 1.85%, 1.85% Floor, 9.07% Cap), 07/01/2040(2)	35,783	37,408
4.10% (1 Year LIBOR USD + 2.13%, 2.13% Floor, 11.19% Cap), 12/01/2036(2)	1,924	1,944
4.12% (1 Year CMT Index + 2.37%, 2.37% Floor, 10.60% Cap), 09/01/2034(2)	78,926	82,857
4.12% (1 Year LIBOR USD + 2.33%, 2.33% Floor, 10.88% Cap), 05/01/2036(2)	11,318	12,187
4.13% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.00% Cap), 02/01/2036(2)	47,900	50,115
4.14% (1 Year LIBOR USD + 1.88%, 1.88% Floor, 11.04% Cap), 09/01/2036(2)	103,208	109,325
4.21% (1 Year LIBOR USD + 2.20%, 2.20% Floor, 10.78% Cap), 10/01/2036(2)	24,184	24,427
4.22% (1 Year LIBOR USD + 1.74%, 1.75% Floor, 11.41% Cap), 09/01/2036(2)	54,405	57,086
4.33% (1 Year LIBOR USD + 2.29%, 2.29% Floor, 11.32% Cap), 03/01/2037(2)	12,669	12,793
4.34% (1 Year CMT Index + 2.25%, 2.25% Floor, 11.16% Cap), 11/01/2036(2)	97,070	101,680
4.35% (1 Year LIBOR USD + 2.35%, 2.35% Floor, 10.85% Cap), 03/01/2037(2)	12,194	12,264
4.36% (1 Year CMT Index + 2.36%, 2.36% Floor, 11.18% Cap), 10/01/2036(2)	40,621	41,305
4.36% (1 Year LIBOR USD + 2.36%, 2.36% Floor, 10.67% Cap), 02/01/2037(2)	5,594	5,627
4.37% (1 Year CMT Index + 2.37%, 2.37% Floor, 10.25% Cap), 09/01/2032(2)	3,562	3,584
4.42% (1 Year CMT Index + 2.25%, 2.25% Floor, 10.83% Cap), 07/01/2036(2)	19,967	20,883
4.50% (1 Year CMT Index + 2.13%, 2.13% Floor, 12.13% Cap), 07/01/2026(2)	3,012	3,028
4.62% (1 Year LIBOR USD + 2.47%, 2.47% Floor, 11.84% Cap), 03/01/2036(2)	39,467	42,182
Freddie Mac Pool
3.00%, 12/01/2034	314,663	334,348
3.00%, 01/01/2046	12,783,906	13,886,698
3.00%, 02/01/2046	1,097,389	1,165,421
3.00%, 02/01/2047	2,221,573	2,392,771
3.00%, 08/01/2048	4,147,659	4,394,760
3.00%, 10/01/2049	3,481,902	3,689,450
3.00%, 12/01/2049	825,234	876,182
3.00%, 01/01/2050	2,247,589	2,387,493
3.00%, 01/01/2050	4,018,036	4,259,507
3.00%, 02/01/2050	2,015,610	2,120,011
3.00%, 03/01/2050	6,197,512	6,518,672
3.00%, 03/01/2050	6,432,448	6,931,545
3.00%, 06/01/2050	1,218,027	1,283,325
3.50%, 02/01/2042	2,317,803	2,506,084
3.50%, 08/01/2042	1,856,299	2,008,298
3.50%, 07/01/2045	9,722,803	10,512,850
3.50%, 10/01/2046	10,652,007	11,452,087
3.50%, 06/01/2047	467,594	502,485

3.50%, 01/01/2048	1,535,202	1,635,998
3.50%, 03/01/2048	441,637	474,102
3.50%, 03/01/2048	8,988,020	9,568,863
3.50%, 10/01/2049	3,518,894	3,698,866
4.00%, 12/01/2044	3,815,041	4,178,378
4.00%, 12/01/2045	424,780	461,442
4.00%, 02/01/2046	9,764,976	10,709,247
4.00%, 05/01/2047	5,060,434	5,493,460
4.00%, 01/01/2048	294,662	317,933
4.00%, 06/01/2048	220,110	240,234
4.00%, 01/01/2049	6,475,493	7,032,556
4.50%, 12/01/2045	1,114,725	1,239,651
4.50%, 06/01/2048	7,288,775	8,054,673
4.50%, 09/01/2048	366,526	394,231
4.50%, 11/01/2048	5,609,695	6,029,656
5.00%, 08/01/2049	5,801,217	6,337,570
5.00%, 12/01/2049	5,479,308	6,213,487
Freddie Mac Reference REMIC
6.00%, 04/15/2036	279,756	335,524
6.00%, 05/15/2036	369,637	441,630
Freddie Mac REMICS
0.00% (10 year CMT Index + -0.70%, 10.00% Cap), 07/15/2023(2)	3,532	3,474
0.00%, 02/15/2024	1,655	1,629
0.00%, 02/15/2024	5,959	5,900
0.00% (10 year CMT Index + -0.85%, 10.00% Cap), 03/15/2024(2)	252	248
0.00%, 05/15/2024	2,692	2,666
0.00%, 09/15/2032	953,645	896,383
0.00%, 12/15/2032	18,155	17,222
0.00%, 07/15/2034	97,489	93,088
0.00%, 02/15/2035	30,524	28,428
0.00%, 04/15/2035	41,843	40,723
0.00%, 08/15/2035	6,796	6,169
0.00%, 09/15/2035	18,287	17,901
0.00%, 02/15/2036	21,081	20,060
0.00%, 02/15/2036	22,206	21,054
0.00%, 02/15/2036	25,429	23,995
0.00%, 02/15/2036	66,836	65,001
0.00%, 03/15/2036	5,974	5,779
0.00%, 03/15/2036	37,749	36,699
0.00%, 03/15/2036	40,615	38,272
0.00%, 04/15/2036	30,926	29,591
0.00%, 04/15/2036	60,521	55,942
0.00%, 04/15/2036	80,175	78,022
0.00%, 04/15/2036	111,041	105,761
0.00%, 05/15/2036	8,795	8,274
0.00%, 05/15/2036	13,692	11,727
0.00%, 05/15/2036	32,920	31,209
0.00%, 05/15/2036	47,194	43,524
0.00%, 06/15/2036	80,839	78,264
0.00%, 07/15/2036	22,125	21,101
0.00%, 08/15/2036	31,515	30,195
0.00%, 09/15/2036	14,480	12,560
0.00%, 09/15/2036	17,806	16,461
0.00%, 10/15/2036	36,839	35,064
0.00%, 12/15/2036	18,548	17,455
0.00%, 01/15/2037	20,008	18,771
0.00%, 02/15/2037	5,919	5,724
0.00%, 02/15/2037	53,899	51,839
0.00%, 03/15/2037	7,512	7,002
0.00%, 04/15/2037	21,932	20,505
0.00%, 05/15/2037	1,355	1,288
0.00%, 05/15/2037	35,651	32,704
0.00%, 05/15/2037	204,972	192,294
0.00%, 06/15/2037	3,949	3,685
0.00%, 06/15/2037	20,059	19,181
0.00%, 07/15/2037	281,695	258,714
0.00%, 09/15/2037	28,611	26,476
0.00%, 10/15/2039	99,434	92,913
0.00%, 01/15/2040	89,795	85,421
0.00%, 10/15/2049	320,112	311,973
0.48% (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap), 06/15/2035(2)	66,381	66,070
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap), 05/15/2035(2)	50,477	50,526

0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap), 04/15/2039(2)	255,145	255,439
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap), 10/15/2041(2)	587,035	586,582
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap), 09/15/2042(2)	648,238	644,860
0.62% (1 Month LIBOR USD + 0.44%, 0.44% Floor, 6.50% Cap), 02/15/2037(2)	37,364	37,379
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap), 05/15/2036(2)	287,813	288,315
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap), 05/15/2039(2)	191,679	191,872
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap), 08/15/2039(2)	55,653	55,750
0.63% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap), 08/15/2042(2)	1,837,019	1,838,346
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 05/15/2036(2)	7,675	7,676
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap), 10/15/2040(2)	106,127	106,327
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap), 03/15/2042(2)	728,839	730,240
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 07/15/2042(2)	346,269	347,180
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap), 12/15/2040(2)	1,069,145	1,071,522
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap), 03/15/2041(2)	858,863	861,094
0.77% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 9999.00% Cap), 07/15/2037(2)	636,096	636,105
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 9.00% Cap), 03/15/2024(2)	612	613
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 8.50% Cap), 01/15/2029(2)	11,119	11,159
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 9.50% Cap), 12/15/2033(2)	153,591	153,400
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.00% Cap), 09/15/2037(2)	14,323	14,406
0.86% (1 Month LIBOR USD + 0.68%, 0.68% Floor, 7.00% Cap), 11/15/2037(2)	558,701	564,986
0.88% (1 Month LIBOR USD + 0.70%, 0.70% Floor, 9.00% Cap), 02/15/2027(2)	393	394
0.93% (1 Month LIBOR USD + 0.75%, 0.75% Floor, 8.50% Cap), 12/15/2032(2)	36,552	37,029
0.98% (1 Month LIBOR USD + 0.80%, 0.80% Floor, 7.50% Cap), 08/15/2035(2)	49,097	49,723
1.08% (1 Month LIBOR USD + 0.90%, 0.90% Floor, 9.00% Cap), 02/15/2032(2)	56,531	57,058
1.13% (1 Month LIBOR USD + 0.95%, 0.95% Floor, 11.00% Cap), 05/15/2021(2)	6	6
1.33% (1 Month LIBOR USD + 1.15%, 1.15% Floor, 10.00% Cap), 09/15/2022(2)	773	773
1.33% (1 Month LIBOR USD + 1.15%, 1.15% Floor, 10.00% Cap), 04/15/2023(2)	5,023	5,062
1.38% (1 Month LIBOR USD + 1.20%, 1.20% Floor, 7.00% Cap), 07/15/2039(2)	25,129	25,449
1.88% (11th District Cost of Funds Index + 1.00%, 1.00% Floor, 10.00% Cap), 02/15/2023(2)	135	135
2.24% (11th District Cost of Funds Index + 1.50%, 1.50% Floor, 9.00% Cap), 08/15/2023(2)	196	199
2.40% (1 Month LIBOR USD + 2.22%, 8.32% Cap), 07/15/2034(2)	38,404	41,497
3.00%, 08/15/2033	495,000	539,903
3.00%, 06/15/2043	206,000	229,308
3.00%, 04/15/2045	2,162,862	2,257,490
3.00%, 12/15/2047	2,817,137	2,970,861
3.20%, 01/15/2040(4)	556,841	30,253
3.50%, 01/15/2026	1,339,978	1,407,620
3.50%, 08/15/2039	292,103	299,539
3.50%, 01/15/2042	1,700,000	1,903,564
3.50%, 06/15/2048	2,906,957	2,969,534
3.50%, 10/15/2053	5,579,085	5,905,375
3.64%, 02/15/2039(4)	55,909	57,624
3.75%, 02/15/2046(1)	178,264	179,271
4.00%, 12/15/2024	136,605	143,365
4.00%, 11/15/2029	57,488	1,071
4.00%, 12/15/2030	2,851,663	3,125,194
4.00%, 11/15/2041	488,200	541,583
4.00%, 12/15/2041	288,290	321,826
4.00%, 12/15/2043	1,500,000	1,539,264
4.50%, 06/15/2025	469,046	497,935
4.50%, 07/15/2039	371,997	394,848
4.50%, 12/15/2039	2,860,708	3,199,779
4.50%, 05/15/2041	927,793	1,041,713
4.50%, 09/15/2043	1,000,000	1,279,358
4.58% (1 Month LIBOR USD + 4.68%, 4.68% Cap), 12/15/2022(2)(7)	859	894
5.00%, 03/15/2022	1,138	1,139
5.00%, 05/15/2023	7,654	7,951
5.00%, 11/15/2023	106,518	111,726
5.00%, 12/15/2023	11,144	11,684
5.00%, 12/15/2024	32,774	35,073
5.00%, 04/15/2030	702,000	818,442
5.00%, 07/15/2033	399,847	444,962
5.00%, 01/15/2034	240,707	278,406
5.00%, 10/15/2039	201,124	15,582
5.00%, 12/15/2040	1,110,382	1,231,390
5.00%, 05/15/2041	1,335,796	1,622,834
5.50%, 10/15/2022	20,675	21,467
5.50%, 12/15/2022	6,414	6,602
5.50%, 03/15/2023	77,845	81,584
5.50%, 04/15/2023	95,341	100,103
5.50%, 11/15/2023	22,222	23,124
5.50%, 02/15/2034	2,724	2,892

5.50%, 08/15/2036	50,570	58,961
5.50%, 08/15/2036	141,829	165,940
5.50%, 03/15/2038	379,699	442,621
5.50%, 05/15/2038	27,862	31,723
5.50%, 01/15/2039	160,476	186,827
5.50% (1 Month LIBOR USD + 27.21%, 5.50% Cap), 05/15/2041(2)(7)	213,791	239,981
5.50% (1 Month LIBOR USD + 27.50%, 5.50% Cap), 05/15/2041(2)(7)	598,243	665,664
5.60%, 06/15/2023	17,207	18,049
5.67% (1 Month LIBOR USD + 5.85%, 5.85% Cap), 08/15/2038(2)(7)	207,163	40,378
5.70%, 10/15/2038(4)	99,298	112,610
5.82% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 01/15/2038(2)(7)	281,191	58,234
5.82% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 02/15/2039(2)(7)	82,048	15,941
5.82% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 10/15/2040(2)(7)	290,286	53,321
5.82% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 10/15/2040(2)(7)	386,355	73,169
5.92% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 05/15/2039(2)(7)	17,038	2,645
5.96% (1 Month LIBOR USD + 6.14%, 6.14% Cap), 01/15/2037(2)(7)	31,615	6,389
6.00%, 11/15/2023	9,383	9,952
6.00%, 06/15/2024	11,753	12,633
6.00%, 05/15/2027	11,900	13,024
6.00%, 07/15/2028	7,638	8,602
6.00%, 09/15/2028	5,204	5,896
6.00%, 11/15/2028	24,626	27,865
6.00%, 12/15/2028	46,917	53,153
6.00%, 01/15/2029	64,134	72,951
6.00%, 02/15/2029	14,413	15,761
6.00%, 07/15/2031	9,165	10,685
6.00%, 09/15/2032	38,031	44,578
6.00%, 12/15/2032	35,787	41,418
6.00%, 12/15/2032	70,370	80,557
6.00%, 01/15/2033	44,846	52,900
6.00%, 02/15/2033	39,111	46,297
6.00%, 02/15/2033	170,865	199,258
6.00%, 03/15/2033	29,228	32,834
6.00%, 05/15/2034	118,975	133,556
6.00%, 04/15/2035	1,057,000	1,230,627
6.00%, 01/15/2036	114,759	137,863
6.00%, 03/15/2036	2,624	4,027
6.00%, 04/15/2036	59,740	12,797
6.00%, 04/15/2036	72,521	86,349
6.00%, 04/15/2036	607,085	723,418
6.00%, 06/15/2036	13,951	15,225
6.00%, 02/15/2037	42,732	48,197
6.00%, 04/15/2037	53,626	63,335
6.00%, 05/15/2037	57,620	65,844
6.00%, 06/15/2038	13,160	15,371
6.00%, 06/15/2038	323,945	374,407
6.02% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 06/15/2038(2)(7)	114,730	20,070
6.07% (1 Month LIBOR USD + 6.25%, 6.25% Cap), 12/15/2039(2)(7)	81,460	16,223
6.12% (1 Month LIBOR USD + 6.30%, 6.30% Cap), 05/15/2039(2)(7)	96,784	9,110
6.24% (1 Month LIBOR USD + 6.42%, 6.42% Cap), 11/15/2037(2)(7)	217,635	42,471
6.25%, 10/15/2023	3,407	3,623
6.25%, 08/15/2028	29,105	32,550
6.25%, 02/15/2029	70,347	78,794
6.27% (1 Month LIBOR USD + 6.45%, 6.45% Cap), 03/15/2037(2)(7)	53,033	10,846
6.27% (1 Month LIBOR USD + 6.45%, 6.45% Cap), 11/15/2037(2)(7)	149,211	30,720
6.38%, 02/15/2032	13,803	15,148
6.42% (1 Month LIBOR USD + 6.60%, 6.60% Cap), 07/15/2037(2)(7)	41,012	7,715
6.47% (1 Month LIBOR USD + 6.65%, 6.65% Cap), 08/15/2036(2)(7)	475,703	104,929
6.50%, 09/15/2023	23,638	25,354
6.50%, 12/15/2023	5,900	6,327
6.50%, 12/15/2023	7,278	7,759
6.50%, 03/15/2026	1,548	1,660
6.50%, 07/15/2026	11,808	12,657
6.50%, 01/15/2027	9,265	10,302
6.50%, 12/15/2027	6,983	7,884
6.50%, 06/15/2028	13,938	15,714
6.50%, 08/15/2028	27,187	31,094
6.50%, 05/15/2031	4,427	5,111
6.50%, 08/15/2031	10,455	12,314
6.50%, 08/15/2031	12,791	14,607
6.50%, 08/15/2031	16,693	19,854
6.50%, 08/15/2031	146,274	170,259

6.50%, 10/15/2031	13,615	15,286
6.50%, 01/15/2032	17,976	21,156
6.50%, 01/15/2032	20,826	24,547
6.50%, 02/15/2032	24,433	28,816
6.50%, 02/15/2032	29,134	34,327
6.50%, 03/15/2032	38,409	43,437
6.50%, 03/15/2032	37,478	44,636
6.50%, 04/15/2032	8,978	10,588
6.50%, 04/15/2032	64,161	75,509
6.50%, 04/15/2032	81,607	91,921
6.50%, 05/15/2032	27,306	32,039
6.50%, 06/15/2032	16,615	18,692
6.50%, 06/15/2032	24,337	27,745
6.50%, 06/15/2032	30,907	36,405
6.50%, 07/15/2032	30,790	35,026
6.50%, 07/15/2032	37,740	45,511
6.50%, 03/15/2033	18,554	3,703
6.50%, 07/15/2036	64,296	74,600
6.50%, 07/15/2036	88,661	103,962
6.52% (1 Month LIBOR USD + 6.70%, 6.70% Cap), 10/15/2036(2)(7)	50,263	10,001
6.62% (1 Month LIBOR USD + 6.80%, 6.80% Cap), 04/15/2038(2)(7)	124,513	20,777
6.71% (1 Month LIBOR USD + 6.80%, 4.00% Floor, 6.80% Cap), 07/15/2033(2)(7)	462	559
6.92% (1 Month LIBOR USD + 7.10%, 7.10% Cap), 07/15/2036(2)(7)	7,274	1,327
6.96%, 11/15/2021(4)	6,189	6,275
7.00%, 05/15/2021	516	523
7.00%, 03/15/2022	194	200
7.00%, 05/15/2022	316	328
7.00%, 04/15/2023	7,775	8,226
7.00%, 05/15/2023	887	944
7.00%, 09/15/2023	5,941	6,361
7.00%, 01/15/2024	3,364	3,615
7.00%, 02/15/2024	1,655	1,766
7.00%, 03/15/2024	3,013	3,235
7.00%, 03/15/2024	17,940	19,250
7.00%, 03/15/2028	8,581	1,320
7.00%, 06/15/2028	1,654	1,924
7.00%, 10/15/2028	10,943	1,124
7.00%, 04/15/2029	938	94
7.00%, 06/15/2029	56,351	65,355
7.00%, 07/15/2029	31,627	37,253
7.00%, 08/15/2029	14,312	16,805
7.00%, 01/15/2030	28,106	33,322
7.00%, 10/15/2030	20,006	23,772
7.00%, 03/15/2031	11,905	14,132
7.00%, 06/15/2031	10,034	12,002
7.00%, 07/15/2031	23,551	28,085
7.00%, 03/15/2032	22,044	26,330
7.00%, 03/15/2032	26,935	32,330
7.00%, 04/15/2032	13,567	15,629
7.00%, 04/15/2032	46,540	55,462
7.00%, 05/15/2032	25,317	30,625
7.00%, 12/15/2036	1,123,010	1,370,022
7.25%, 07/15/2027	656	754
7.25%, 09/15/2030	15,412	18,558
7.25%, 12/15/2030	20,102	24,018
7.38%, 11/15/2046(4)	542,135	643,894
7.50%, 08/15/2022	466	490
7.50%, 02/15/2023	7,434	7,879
7.50%, 04/15/2023	1,542	1,640
7.50%, 04/15/2024	10,464	11,223
7.50%, 08/15/2024	4,006	4,406
7.50%, 09/15/2026	2,153	2,437
7.50%, 01/15/2027	5,575	6,431
7.50%, 01/15/2027	15,131	17,348
7.50%, 09/15/2027	4,931	5,788
7.50%, 03/15/2028	26,448	30,904
7.50%, 05/15/2028	9,306	10,791
7.50%, 06/15/2029	4,588	499
7.50%, 11/15/2029	77	92
7.50%, 05/15/2030	6,662	8,010
7.50%, 08/15/2030	6,530	7,746
7.50%, 10/15/2030	2,051	2,488

7.50%, 11/15/2036	475,788	584,617
7.50%, 12/15/2036	401,403	499,688
7.77% (1 Month LIBOR USD + 7.95%, 7.95% Cap), 03/15/2032(2)(7)	24,887	5,160
7.82% (1 Month LIBOR USD + 8.00%, 8.00% Cap), 02/15/2032(2)(7)	59,028	12,067
7.82% (1 Month LIBOR USD + 8.00%, 8.00% Cap), 03/15/2032(2)(7)	16,235	3,340
7.84% (1 Month LIBOR USD + 8.01%, 8.01% Cap), 10/15/2033(2)(7)	511,973	608,734
8.00%, 08/15/2022	1,168	1,231
8.00%, 09/15/2026	5,611	6,511
8.00%, 11/15/2029	11,746	13,560
8.00%, 01/15/2030	7,648	9,161
8.00%, 01/15/2030	28,428	34,526
8.00%, 03/15/2030	6,446	7,808
8.00%, 04/15/2030	8,901	10,672
8.42% (1 Month LIBOR USD + 8.60%, 3.00% Floor, 8.60% Cap), 07/15/2023(2)(7)	5,590	5,943
8.47% (1 Month LIBOR USD + 8.65%, 8.65% Cap), 02/15/2032(2)(7)	12,368	2,768
8.50%, 09/15/2021	506	525
8.50%, 06/15/2031	24,041	29,500
8.73% (3 Months CMT Index + 8.90%, 8.90% Cap), 05/15/2023(2)(7)	3,390	3,684
9.00%, 10/15/2020	2	2
9.00%, 04/15/2021	22	22
9.93% (10 year CMT Index + 10.60%, 10.00% Cap), 05/15/2024(2)(7)	6,445	873
10.00% (11th District Cost of Funds Index + 44.15%, 10.00% Cap), 02/15/2024(2)(7)	2,165	2,464
12.92% (1 Month LIBOR USD + 13.29%, 13.29% Cap), 07/15/2033(2)(7)	22,931	30,978
14.42% (1 Month LIBOR USD + 14.76%, 14.76% Cap), 09/15/2033(2)(7)	17,740	25,232
14.51% (1 Month LIBOR USD + 14.85%, 14.85% Cap), 06/15/2033(2)(7)	65,206	88,586
15.73% (1 Month LIBOR USD + 16.10%, 16.10% Cap), 02/15/2032(2)(7)	34,968	47,941
16.09% (1 Month LIBOR USD + 16.50%, 16.50% Cap), 11/15/2033(2)(7)	9,070	12,816
16.41% (1 Month LIBOR USD + 16.88%, 16.88% Cap), 08/15/2025(2)(7)	4,272	5,304
16.55% (1 Month LIBOR USD + 17.03%, 17.03% Cap), 06/15/2035(2)(7)	1,435	1,985
16.88% (1 Month LIBOR USD + 17.50%, 17.50% Cap), 02/15/2040(2)(7)	290,857	430,834
16.99% (1 Month LIBOR USD + 17.45%, 17.45% Cap), 02/15/2038(2)(7)	10,412	13,754
18.16% (1 Month LIBOR USD + 18.60%, 18.60% Cap), 12/15/2032(2)(7)	21,549	32,004
18.82% (1 Month LIBOR USD + 10.13%, 19.24% Cap), 02/15/2024(2)	387	468
19.02% (1 Month LIBOR USD + 19.50%, 19.50% Cap), 02/15/2032(2)(7)	30,072	48,238
19.15% (1 Month LIBOR USD + 19.66%, 19.66% Cap), 06/15/2036(2)(7)	18,289	26,169
19.38% (1 Month LIBOR USD + 20.00%, 20.00% Cap), 11/15/2035(2)(7)	30,229	47,424
22.15% (1 Month LIBOR USD + 22.75%, 22.75% Cap), 10/15/2023(2)(7)	2,921	3,615
23.82% (1 Month LIBOR USD + 24.49%, 24.49% Cap), 06/15/2034(2)(7)	35,431	45,676
23.89% (1 Month LIBOR USD + 24.57%, 24.57% Cap), 01/15/2036(2)(7)	6,599	9,934
24.00% (11th District Cost of Funds Index + 27.47%, 27.47% Cap), 07/15/2023(2)(7)	742	879
27.22% (1 Month LIBOR USD + 28.03%, 28.03% Cap), 10/15/2025(2)(7)	12,833	18,429
27.35% (1 Month LIBOR USD + 28.16%, 28.16% Cap), 02/15/2035(2)(7)	37,906	58,865
28.11% (11th District Cost of Funds Index + 31.43%, 31.43% Cap), 03/15/2024(2)(7)	1,974	374
29.80% (1 Month LIBOR USD + 30.55%, 30.55% Cap), 03/15/2029(2)(7)	1,737	2,906
32.81% (1 Month LIBOR USD + 33.83%, 33.83% Cap), 04/15/2025(2)(7)	9,990	13,340
33.70% (1 Month LIBOR USD + 34.50%, 34.50% Cap), 09/15/2023(2)(7)	2,622	3,644
44.39% (1 Month LIBOR USD + 45.23%, 45.23% Cap), 05/15/2021(2)(7)	4	4
Freddie Mac REMICS SER 3443 CL SY V/R
9.00% (1 Month LIBOR USD + 70.64%, 9.00% Cap), 03/15/2037(2)(7)	18,098	22,744
Freddie Mac STACR Trust 2019-HRP1
0.93% (1 Month LIBOR USD + 0.75%), 02/25/2049(2)(3)	404,283	403,607
Freddie Mac Strips
0.00%, 04/01/2028	48,625	47,207
0.00%, 09/15/2043	784,773	742,258
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 08/15/2042(2)	1,222,366	1,240,470
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap), 07/15/2042(2)	1,962,822	1,975,661
0.73% (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap), 08/15/2042(2)	1,055,079	1,073,288
3.00%, 08/15/2042	1,521,999	1,628,361
3.00%, 01/15/2043	378,722	410,513
3.50%, 07/15/2042	4,918,022	5,508,929
4.50%, 11/15/2020	67	0
4.50%, 12/15/2020	20	—
5.00%, 09/15/2035	91,285	17,345
5.00%, 09/15/2035	107,956	18,950
5.00%, 09/15/2035	173,388	30,093
7.52% (1 Month LIBOR USD + 7.70%, 7.70% Cap), 08/15/2036(2)(7)	313,152	78,467
Freddie Mac Structured Pass-Through Certificates
0.00%, 07/25/2043	18,705	16,519
0.00%, 09/25/2043	20,365	17,852
0.00%, 10/25/2043	24,242	19,520
2.24%, 10/25/2037(4)	1,083,244	1,205,993
2.70% (12 Month U.S. Treasury Average + 1.20%, 1.20% Floor), 10/25/2044(2)	431,722	436,052

4.85%, 07/25/2033(4)	156,777	175,713
5.23%, 05/25/2043	498,961	575,376
5.29%, 07/25/2032(4)	52,607	59,641
6.50%, 02/25/2043	221,235	271,275
7.00%, 02/25/2043	71,841	88,765
7.00%, 10/25/2043	279,571	350,506
7.50%, 02/25/2042	212,429	261,541
7.50%, 08/25/2042(4)	37,026	49,683
7.50%, 07/25/2043	49,106	63,029
7.50%, 09/25/2043	275,269	329,485
FREMF 2013-K25 Mortgage Trust
3.74%, 11/25/2045(3)(4)	2,000,000	2,042,629
FREMF 2013-K35 Mortgage Trust
4.07%, 12/25/2046(3)(4)	2,951,000	3,058,160
FREMF 2014-K40 Mortgage Trust
4.21%, 11/25/2047(3)(4)	2,273,000	2,385,721
FREMF 2014-K41 Mortgage Trust
3.96%, 11/25/2047(3)(4)	6,000,000	6,199,824
FREMF 2015-K44 Mortgage Trust
3.81%, 01/25/2048(3)(4)	3,510,000	3,736,314
FREMF 2015-K45 Mortgage Trust
3.71%, 04/25/2048(3)(4)	2,135,000	2,265,402
FREMF 2015-K49 Mortgage Trust
3.85%, 10/25/2048(3)(4)	4,000,000	4,076,986
FREMF 2015-K51 Mortgage Trust
4.09%, 10/25/2048(3)(4)	1,500,000	1,546,540
FREMF 2015-K720 Mortgage Trust
3.51%, 07/25/2022(3)(4)	4,000,000	4,050,072
FREMF 2016-K52 Mortgage Trust
4.06%, 01/25/2049(3)(4)	4,750,000	5,048,001
FREMF 2016-K59 Mortgage Trust
3.70%, 11/25/2049(3)(4)	2,450,000	2,610,774
FREMF 2016-K722 Mortgage Trust
3.97%, 07/25/2049(3)(4)	1,845,000	1,931,125
G2ST 30YR TBA 3.0% SEP 19
3.00%, 09/01/2050(9)	45,810,000	48,338,497
GCAT 2020-1 LLC
2.98%, 01/26/2060(1)(3)	2,300,519	2,224,169
Ginnie Mae
0.00%, 12/20/2032	12,575	12,546
0.00%, 02/17/2033	8,807	8,784
0.00%, 03/16/2033	6,425	6,344
0.00%, 06/16/2033	35,131	33,402
0.00%, 10/20/2033	5,185	5,023
0.00%, 06/20/2034	59,478	58,544
0.00%, 08/20/2035	142,368	134,933
0.00%, 10/20/2035	31,668	28,759
0.00%, 11/20/2035	44,801	42,627
0.00%, 03/20/2036	38,460	36,083
0.00%, 05/20/2036	54,638	53,956
0.00%, 07/20/2036	7,611	7,388
0.00%, 03/20/2037	122,656	118,204
0.00%, 04/16/2037	72,018	65,816
0.00%, 05/20/2037	11,167	10,536
0.00%, 06/16/2037	20,393	19,003
0.00%, 06/16/2037	197,177	188,781
0.00%, 09/20/2037	15,071	14,980
0.00%, 11/16/2037	209,645	200,712
0.00%, 01/20/2038	7,821	7,397
0.00%, 12/20/2040	526,408	502,992
0.50% (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap), 05/16/2037(2)	53,479	53,228
0.60% (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.59% Cap), 08/20/2060(2)	1,447	1,439
0.60% (1 Month LIBOR USD + 0.30%, 0.30% Floor), 11/20/2062(2)	4,823	4,792
0.62% (1 Month LIBOR USD + 0.32%, 0.32% Floor, 10.50% Cap), 01/20/2063(2)	959,166	954,657
0.64% (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.00% Cap), 12/20/2062(2)	1,830,117	1,820,653
0.71% (1 Month LIBOR USD + 0.41%, 0.41% Floor, 11.00% Cap), 03/20/2063(2)	805,576	803,208
0.72% (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap), 02/20/2063(2)	217,466	216,585
0.73% (1 Month LIBOR USD + 0.43%, 0.43% Floor, 5.59% Cap), 04/20/2060(2)	13,161	13,118
0.74% (1 Month LIBOR USD + 0.44%, 0.44% Floor, 11.00% Cap), 07/20/2065(2)	3,167,658	3,156,142
0.75% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 5.50% Cap), 03/20/2060(2)	19,001	18,922
0.75% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 5.50% Cap), 05/20/2062(2)	382	381
0.75% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 11.00% Cap), 06/20/2065(2)	1,421,138	1,417,818

0.75% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 11.00% Cap), 08/20/2067(2)	2,844,211	2,839,626
0.77% (1 Month LIBOR USD + 0.47%, 0.47% Floor), 08/20/2061(2)	462,904	462,221
0.77% (1 Month LIBOR USD + 0.47%, 0.47% Floor, 10.50% Cap), 03/20/2063(2)	244,167	243,813
0.77% (1 Month LIBOR USD + 0.47%, 0.47% Floor, 11.00% Cap), 06/20/2063(2)	2,059,196	2,056,454
0.77% (1 Month LIBOR USD + 0.47%, 0.47% Floor, 11.00% Cap), 07/20/2064(2)	3,002,335	2,997,859
0.77% (1 Month LIBOR USD + 0.47%, 0.47% Floor, 11.00% Cap), 09/20/2064(2)	3,624,985	3,616,876
0.77% (1 Month LIBOR USD + 0.47%, 0.47% Floor, 11.00% Cap), 08/20/2065(2)	517,279	515,988
0.78% (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.00% Cap), 02/20/2065(2)	3,388,548	3,382,887
0.78% (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.00% Cap), 03/20/2065(2)	6,782,944	6,769,447
0.78% (1 Month LIBOR USD + 0.48%, 11.00% Cap), 04/20/2065(2)	4,994,720	4,984,201
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 10.66% Cap), 03/20/2061(2)	1,517,103	1,515,800
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor), 01/20/2063(2)	18,267	18,259
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.00% Cap), 06/20/2064(2)	2,118,165	2,115,245
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.00% Cap), 07/20/2064(2)	1,657,465	1,655,229
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.00% Cap), 07/20/2064(2)	2,133,881	2,130,981
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.00% Cap), 12/20/2064(2)	2,613,147	2,611,170
0.80% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.00% Cap), 06/20/2067(2)	5,663,948	5,656,693
0.81% (1 Year LIBOR USD + 0.00%), 06/20/2067(2)	13,420,217	1,159,507
0.82% (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.50% Cap), 10/20/2062(2)	1,774,214	1,773,566
0.85% (1 Month LIBOR USD + 0.55%, 0.55% Floor), 10/20/2061(2)	5,897	5,899
0.85% (1 Month LIBOR USD + 0.55%, 0.55% Floor), 04/20/2062(2)	1,313	1,314
0.85% (1 Month LIBOR USD + 0.55%, 0.55% Floor), 07/20/2062(2)	31,147	31,153
0.86% (1 Month LIBOR USD + 0.56%, 0.56% Floor, 11.00% Cap), 03/20/2067(2)	5,739,929	5,745,502
0.88% (1 Month LIBOR USD + 0.58%, 0.58% Floor), 09/20/2062(2)	52,685	52,708
0.90% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 4.60% Cap), 10/20/2062(2)	12,628	12,647
0.90% (1 Month LIBOR USD + 0.60%, 0.60% Floor), 04/20/2064(2)	2,685,429	2,691,986
0.90% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap), 04/20/2064(2)	3,097,119	3,102,156
0.90% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap), 05/20/2064(2)	4,919,605	4,931,880
0.90% (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.00% Cap), 10/20/2064(2)	1,253,159	1,254,376
0.95% (1 Month LIBOR USD + 0.65%, 0.65% Floor), 05/20/2061(2)	39,784	39,869
0.95% (1 Month LIBOR USD + 0.65%, 0.65% Floor, 11.00% Cap), 01/20/2064(2)	2,481,232	2,488,245
0.95% (1 Month LIBOR USD + 0.65%, 0.65% Floor, 11.00% Cap), 02/20/2064(2)	4,946,950	4,961,670
0.95% (1 Month LIBOR USD + 0.65%, 0.65% Floor, 11.00% Cap), 03/20/2064(2)	2,137,799	2,143,689
0.99% (1 Month LIBOR USD + 0.69%, 0.69% Floor, 11.00% Cap), 02/20/2064(2)	2,509,853	2,524,496
1.00% (1 Month LIBOR USD + 0.70%, 0.70% Floor), 05/20/2061(2)	39,015	39,132
1.00% (1 Month LIBOR USD + 0.70%, 0.70% Floor, 11.00% Cap), 04/20/2062(2)	835,033	839,475
1.01% (1 Month LIBOR USD + 0.82%, 0.82% Floor, 7.00% Cap), 07/20/2038(2)	333,207	337,898
1.49% (1 Month LIBOR USD + 0.47%, 11.00% Cap), 02/20/2065(2)	1,657,690	1,655,318
1.65%, 01/20/2063	486,616	487,478
1.65%, 02/20/2063	501,528	502,399
1.65%, 04/20/2063	282,700	283,619
2.35% (1 Year LIBOR USD + 0.00%), 05/20/2067(2)	13,604,723	1,803,152
2.50%, 07/20/2047	4,070,389	4,275,559
2.50%, 07/01/2050(9)	22,000,000	23,148,984
3.00%, 12/20/2041	1,000,000	1,101,178
3.00%, 10/20/2045	1,246,144	1,334,425
3.00%, 02/20/2047	3,446,205	3,564,501
3.00%, 09/20/2047	2,048,815	2,200,530
3.00%, 11/20/2047	7,333,457	7,742,403
3.00%, 08/01/2049(9)	6,500,000	6,871,211
3.50%, 07/20/2046	4,148,595	4,329,864
3.50%, 09/20/2046	1,266,381	1,383,191
3.50%, 07/01/2049(9)	25,720,000	27,140,628
3.69%, 01/20/2042(4)	321,856	357,912
3.97%, 09/16/2042(4)	208,022	234,073
4.00%, 07/01/2049(9)	500,000	530,078
4.48%, 04/20/2043(4)	194,060	214,397
4.53%, 11/16/2041(4)	313,795	347,021
4.59%, 10/20/2041(4)	571,107	646,031
4.66%, 10/20/2042(4)	1,085,833	1,220,522
4.67%, 09/20/2041(4)	323,024	369,158
4.76%, 03/20/2048(4)	11,930,892	13,552,391
4.79%, 11/20/2042(4)	183,189	209,137
5.15%, 06/20/2040(4)	139,324	160,495
5.30%, 07/20/2060(4)	43,848	46,174
5.41%, 01/20/2039(4)	649,903	749,649
5.49%, 01/20/2038(4)	597,560	707,616
5.50%, 01/16/2033	330,509	361,234
5.50%, 04/20/2033	183,145	199,151
5.50%, 03/16/2034	2,733,793	3,034,512
5.50%, 07/20/2035	24,228	4,353
5.50%, 09/20/2035	134,500	152,440

5.50%, 10/16/2037	133,833	9,550
5.50%, 02/20/2038	27,156	2,656
5.50%, 05/20/2039	31,169	4,608
5.50%, 09/20/2039	317,000	396,212
5.50%, 10/20/2039	778,716	901,634
5.51% (1 Month LIBOR USD + 5.70%, 5.70% Cap), 12/20/2038(2)(7)	187,509	26,081
5.56%, 08/20/2038(4)	206,480	240,792
5.56%, 10/20/2036	135,889	151,557
5.57%, 07/20/2040(4)	216,181	255,664
5.71%, 08/20/2034(4)	67,356	78,136
5.71% (1 Month LIBOR USD + 5.90%, 5.90% Cap), 09/20/2038(2)(7)	177,583	33,692
5.75%, 02/20/2036	22,041	23,522
5.75%, 07/20/2038	127,725	138,645
5.76% (1 Month LIBOR USD + 5.95%, 5.95% Cap), 02/20/2039(2)(7)	145,441	21,799
5.76% (1 Month LIBOR USD + 5.95%, 5.95% Cap), 06/20/2039(2)(7)	140,402	20,883
5.81% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 11/20/2037(2)(7)	128,732	17,423
5.81% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 02/20/2038(2)(7)	1,099,918	203,837
5.81% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 08/20/2038(2)(7)	52,181	7,774
5.81% (1 Month LIBOR USD + 6.00%, 6.00% Cap), 12/20/2038(2)(7)	104,401	9,879
5.82%, 10/20/2033(4)	127,244	144,169
5.85% (1 Month LIBOR USD + 6.04%, 6.04% Cap), 02/20/2039(2)(7)	89,177	10,683
5.87%, 12/20/2038(4)	482,744	565,980
5.87%, 02/20/2037(4)	43,926	51,194
5.89% (1 Month LIBOR USD + 6.08%, 6.08% Cap), 11/20/2034(2)(7)	182,848	2,267
5.89% (1 Month LIBOR USD + 6.08%, 6.08% Cap), 06/20/2039(2)(7)	199,037	30,006
5.90% (1 Month LIBOR USD + 6.09%, 6.09% Cap), 09/20/2039(2)(7)	356,917	74,773
5.90% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 02/16/2039(2)(7)	88,177	11,841
5.90% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 07/16/2039(2)(7)	226,809	34,758
5.91% (1 Month LIBOR USD + 6.10%, 6.10% Cap), 10/20/2034(2)(7)	350,395	61,044
5.95% (1 Month LIBOR USD + 6.15%, 6.15% Cap), 02/16/2039(2)(7)	121,872	12,087
5.96%, 04/20/2037(4)	86,017	99,564
5.96% (1 Month LIBOR USD + 6.15%, 6.15% Cap), 07/20/2038(2)(7)	146,527	19,898
6.00%, 02/20/2029	74,708	74,698
6.00%, 11/20/2032	118,072	124,326
6.00%, 09/16/2033	102,113	117,836
6.00%, 06/20/2034	224,567	259,011
6.00%, 12/20/2035	47,576	7,727
6.00%, 06/20/2038	86,889	102,613
6.00%, 12/20/2038	30,804	1,789
6.00%, 05/20/2039	42,550	8,366
6.01% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 03/20/2037(2)(7)	128,284	22,644
6.01% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 04/20/2037(2)(7)	72,502	7,649
6.01% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 05/20/2037(2)(7)	133,242	23,936
6.01% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 05/20/2037(2)(7)	146,106	24,090
6.01% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 06/20/2038(2)(7)	41,695	7,307
6.01% (1 Month LIBOR USD + 6.20%, 6.20% Cap), 09/20/2038(2)(7)	365,194	36,497
6.05% (1 Month LIBOR USD + 6.25%, 6.25% Cap), 08/16/2039(2)(7)	216,802	44,476
6.06% (1 Month LIBOR USD + 6.25%, 6.25% Cap), 06/20/2037(2)(7)	111,923	11,997
6.08% (1 Month LIBOR USD + 6.27%, 6.27% Cap), 04/20/2039(2)(7)	257,070	42,997
6.11% (1 Month LIBOR USD + 6.30%, 6.30% Cap), 09/20/2035(2)(7)	490,692	108,493
6.11% (1 Month LIBOR USD + 6.30%, 6.30% Cap), 04/20/2038(2)(7)	173,117	586
6.11% (1 Month LIBOR USD + 6.30%, 6.30% Cap), 03/20/2039(2)(7)	132,011	10,012
6.12%, 11/20/2038(4)	143,925	169,558
6.20% (1 Month LIBOR USD + 6.40%, 6.40% Cap), 05/16/2038(2)(7)	568,342	107,746
6.20% (1 Month LIBOR USD + 6.40%, 6.40% Cap), 06/16/2039(2)(7)	29,994	410
6.20% (1 Month LIBOR USD + 6.40%, 6.40% Cap), 11/16/2039(2)(7)	276,442	52,801
6.27% (1 Month LIBOR USD + 6.47%, 6.47% Cap), 06/16/2037(2)(7)	87,447	13,231
6.31% (1 Month LIBOR USD + 6.50%, 6.50% Cap), 06/20/2036(2)(7)	5,901	451
6.31% (1 Month LIBOR USD + 6.50%, 6.50% Cap), 11/20/2037(2)(7)	247,918	27,671
6.32% (1 Month LIBOR USD + 6.51%, 6.51% Cap), 11/20/2037(2)(7)	141,485	29,484
6.34% (1 Month LIBOR USD + 6.54%, 6.54% Cap), 11/16/2037(2)(7)	122,367	17,874
6.35% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 11/16/2033(2)(7)	67,480	7,526
6.35% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 12/16/2033(2)(7)	67,325	8,723
6.35% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 09/16/2034(2)(7)	239,430	50,357
6.36% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 09/20/2037(2)(7)	113,998	16,916
6.36% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 11/20/2037(2)(7)	112,453	16,443
6.36% (1 Month LIBOR USD + 6.55%, 6.55% Cap), 12/20/2037(2)(7)	169,841	26,061
6.41% (1 Month LIBOR USD + 6.60%, 6.60% Cap), 05/20/2041(2)(7)	284,953	53,644
6.45% (1 Month LIBOR USD + 6.64%, 6.64% Cap), 07/20/2037(2)(7)	161,742	25,109
6.49% (1 Month LIBOR USD + 6.68%, 6.68% Cap), 07/20/2037(2)(7)	160,599	34,817
6.50%, 07/20/2032	60,713	60,705
6.50%, 01/20/2033	86,475	95,362

6.50%, 03/20/2033	48,805	54,863
6.50%, 03/20/2033	166,320	183,939
6.50%, 05/20/2033	64,997	74,852
6.50%, 07/20/2036	230,478	272,107
6.50%, 08/20/2036	307,171	355,055
6.50%, 03/20/2039	47,347	8,456
6.50%, 03/20/2039	106,240	23,697
6.51% (1 Month LIBOR USD + 6.70%, 6.70% Cap), 10/20/2036(2)(7)	76,421	15,092
6.56% (1 Month LIBOR USD + 6.75%, 6.75% Cap), 01/20/2035(2)(7)	234,809	58,087
6.56% (1 Month LIBOR USD + 6.75%, 6.75% Cap), 07/20/2037(2)(7)	109,852	19,609
6.59% (1 Month LIBOR USD + 6.78%, 6.78% Cap), 08/20/2037(2)(7)	39,157	5,854
6.61% (1 Month LIBOR USD + 6.80%, 6.80% Cap), 06/20/2035(2)(7)	122,682	136,252
6.61% (1 Month LIBOR USD + 6.80%, 6.80% Cap), 11/20/2036(2)(7)	117,151	17,463
6.61% (1 Month LIBOR USD + 6.81%, 6.81% Cap), 04/16/2037(2)(7)	185,602	42,426
7.00% (1 Month LIBOR USD + 44.50%, 7.00% Cap), 09/20/2034(2)(7)	25,997	28,479
7.00%, 08/16/2039	109,366	123,363
7.00%, 10/16/2040	398,746	484,076
7.11% (1 Month LIBOR USD + 7.30%, 7.30% Cap), 12/20/2038(2)(7)	326,930	69,444
7.41% (1 Month LIBOR USD + 7.60%, 7.60% Cap), 09/20/2038(2)(7)	76,699	13,087
7.50% (1 Month LIBOR USD + 7.70%, 7.70% Cap), 02/16/2033(2)(7)	29,366	98
7.50% (1 Month LIBOR USD + 7.70%, 7.70% Cap), 04/16/2038(2)(7)	67,036	12,904
7.51% (1 Month LIBOR USD + 7.70%, 7.70% Cap), 02/20/2033(2)(7)	19,458	2,814
8.05% (1 Month LIBOR USD + 8.25%, 8.25% Cap), 08/16/2031(2)(7)	12,980	46
11.82% (1 Month LIBOR USD + 12.20%, 12.20% Cap), 10/20/2034(2)(7)	196	197
13.02% (1 Month LIBOR USD + 13.40%, 13.40% Cap), 10/20/2037(2)(7)	19,746	23,322
13.83% (1 Month LIBOR USD + 14.26%, 14.26% Cap), 10/16/2034(2)(7)	2,025	2,299
14.35% (1 Month LIBOR USD + 14.70%, 14.70% Cap), 11/17/2032(2)(7)	10,609	12,037
14.45% (1 Month LIBOR USD + 14.86%, 14.86% Cap), 08/17/2034(2)(7)	15,439	16,647
15.96% (1 Month LIBOR USD + 16.43%, 16.43% Cap), 06/17/2035(2)(7)	76,246	99,810
16.29% (1 Month LIBOR USD + 16.72%, 16.72% Cap), 05/18/2034(2)(7)	2,327	2,931
19.13% (1 Month LIBOR USD + 19.66%, 19.66% Cap), 04/16/2034(2)(7)	33,818	51,924
19.38% (1 Month LIBOR USD + 19.95%, 19.95% Cap), 11/20/2037(2)(7)	13,816	18,409
19.64% (1 Month LIBOR USD + 20.21%, 20.21% Cap), 09/20/2037(2)(7)	27,555	37,435
20.18% (1 Month LIBOR USD + 20.83%, 20.83% Cap), 08/16/2035(2)(7)	13,693	22,450
22.01% (1 Month LIBOR USD + 22.73%, 22.73% Cap), 08/20/2035(2)(7)	3,093	5,823
23.67% (1 Month LIBOR USD + 24.38%, 24.38% Cap), 10/16/2034(2)(7)	21,375	35,520
28.53% (1 Month LIBOR USD + 29.46%, 29.46% Cap), 09/20/2034(2)(7)	25,997	42,288
Ginnie Mae I Pool
3.00%, 05/15/2043	479,125	512,525
3.00%, 07/15/2045	1,518,693	1,605,560
3.50%, 01/15/2042	4,280,431	4,571,528
3.50%, 03/15/2043	1,156,010	1,269,919
3.50%, 04/15/2043	3,697,059	3,946,487
3.50%, 06/15/2043	1,464,854	1,565,177
3.50%, 07/15/2043	587,535	645,415
4.00%, 06/15/2039	375,377	404,127
4.00%, 10/15/2040	201,731	218,386
4.50%, 04/15/2040	1,861,961	2,072,886
5.50%, 04/15/2033	242,784	283,535
5.50%, 06/15/2033	2,632	3,045
5.50%, 12/15/2033	9,645	11,248
5.50%, 07/15/2034	2,872	3,161
5.50%, 09/15/2034	14,487	16,210
6.00%, 11/15/2028	8,605	9,568
6.50%, 01/15/2024	2,215	2,438
6.50%, 03/15/2028	6,512	7,196
6.50%, 09/15/2028	13,836	15,350
6.50%, 10/15/2028	739	824
6.50%, 01/15/2032	53,528	62,572
6.50%, 07/15/2032	2,212	2,434
6.50%, 02/15/2033	8,925	10,169
6.50%, 04/15/2033	5,764	6,606
6.50%, 12/15/2035	58,590	69,660
7.00%, 08/15/2023	149	151
7.00%, 09/15/2023	6,294	6,637
7.00%, 11/15/2023	319	337
7.00%, 02/15/2024	1,754	1,775
7.00%, 09/15/2031	66,428	80,295
7.00%, 02/15/2033	5,405	6,251
7.00%, 06/15/2033	16,635	20,528
7.00%, 06/15/2035	168,922	200,791
7.00%, 04/15/2037	26,521	31,234

7.50%, 11/15/2022	11	11
7.50%, 03/15/2023	138	140
7.50%, 11/15/2026	780	795
7.50%, 07/15/2027	794	798
7.50%, 07/15/2028	584	594
7.50%, 09/15/2028	2,495	2,751
7.50%, 10/15/2037	30,456	36,005
8.00%, 08/15/2028	977	981
9.00%, 11/15/2024	69	69
9.50%, 10/15/2024	1,051	1,085
9.50%, 12/15/2025	303	304
Ginnie Mae II Pool
2.50%, 12/20/2046	2,737,691	2,901,650
3.00%, 06/20/2042	295,672	316,384
3.00%, 08/20/2042	4,010,628	4,290,531
3.00%, 11/20/2042	2,218,520	2,372,685
3.00%, 12/20/2042	1,135,832	1,214,982
3.00%, 01/20/2043	1,146,424	1,226,154
3.00%, 04/20/2043	2,870,766	3,070,720
3.00%, 09/20/2043	882,991	944,434
3.00%, 10/20/2043	133,625	142,933
3.00%, 01/20/2044	762,415	815,755
3.00%, 07/20/2044	332,183	355,328
3.00%, 12/20/2044	638,941	683,117
3.00%, 04/20/2045	5,934,713	6,315,013
3.00%, 05/20/2045	1,040,330	1,109,719
3.00%, 07/20/2045	2,410,687	2,573,658
3.00%, 10/20/2045	2,701,631	2,879,839
3.00%, 11/20/2045	644,076	686,258
3.00%, 02/20/2046	936,772	997,573
3.00%, 04/20/2046	6,356,872	6,764,269
3.00%, 05/20/2046	265,252	281,717
3.00%, 07/20/2046	5,133,661	5,460,475
3.00%, 08/20/2046	5,943,804	6,323,690
3.00%, 09/20/2046	1,751,946	1,862,394
3.00%, 01/20/2047	3,960,867	4,208,578
3.00%, 02/20/2047	5,524,810	5,866,404
3.00%, 03/20/2047	599,812	637,174
3.50%, 10/20/2042	4,503,356	4,896,382
3.50%, 11/20/2042	1,552,774	1,688,291
3.50%, 05/20/2043	1,050,809	1,143,820
3.50%, 03/20/2045	1,410,602	1,510,258
3.50%, 04/20/2045	11,110,636	11,894,114
3.50%, 10/20/2045	9,273,869	9,951,913
3.50%, 03/20/2046	854,264	914,797
3.50%, 04/20/2046	19,466,353	20,877,641
3.50%, 05/20/2046	10,639,676	11,399,348
3.50%, 06/20/2046	3,810,218	4,078,411
3.50%, 07/20/2046(6)	10,793,408	11,548,443
3.50%, 09/20/2046	1,208,248	1,294,486
3.50%, 12/20/2046	7,702,803	8,205,073
3.50%, 01/20/2047	601,918	640,172
3.50%, 02/20/2047	6,854,603	7,319,766
3.50%, 03/20/2047	5,518,630	5,871,127
3.50%, 05/20/2047	4,966,863	5,297,420
3.50%, 06/20/2047	5,192,757	5,534,468
3.50%, 11/20/2047	15,285,636	16,261,807
3.50%, 12/20/2047	2,963,859	3,149,709
3.50%, 11/20/2049	6,161,972	6,572,715
4.00%, 10/20/2040	1,987,534	2,190,953
4.00%, 06/20/2042	2,545,388	2,803,447
4.00%, 10/20/2042	5,450,421	6,006,490
4.00%, 12/20/2042	2,658,766	2,930,279
4.00%, 02/20/2043	1,175,647	1,295,787
4.00%, 10/20/2043	3,816,624	4,184,272
4.00%, 11/20/2044	2,098,416	2,285,133
4.00%, 12/20/2044	1,492,458	1,624,997
4.00%, 03/20/2045	386,188	420,589
4.00%, 05/20/2045	4,923,706	5,339,116
4.00%, 06/20/2045	993,823	1,080,762
4.00%, 08/20/2045	12,999,567	14,088,950
4.00%, 11/20/2045	4,821,885	5,220,307

4.00%, 01/20/2046	1,580,851	1,709,605
4.00%, 03/20/2046	1,024,102	1,108,170
4.00%, 04/20/2046	2,731,809	2,952,723
4.00%, 05/20/2046	4,601,997	4,974,209
4.00%, 06/20/2046	2,148,463	2,322,042
4.00%, 11/20/2046	1,977,957	2,129,798
4.00%, 02/20/2047	3,401,814	3,658,546
4.00%, 03/20/2047	7,176,775	7,710,162
4.00%, 05/20/2047	609,022	654,416
4.00%, 06/20/2047	2,205,684	2,369,412
4.00%, 07/20/2047	8,841,944	9,510,637
4.00%, 09/20/2047	3,337,409	3,577,530
4.00%, 12/20/2047	4,732,422	5,069,305
4.00%, 01/20/2048	1,810,989	1,941,071
4.25%, 05/20/2063(4)	112,641	114,023
4.25%, 12/20/2047	1,546,045	1,710,312
4.50%, 06/20/2040	672,999	738,810
4.50%, 01/20/2041	552,898	617,805
4.50%, 03/20/2041	513,516	563,666
4.50%, 05/20/2041	256,183	281,238
4.50%, 06/20/2041	1,797,591	1,973,194
4.50%, 09/20/2041	575,141	631,438
4.50%, 09/20/2043	1,462,975	1,602,986
4.50%, 10/20/2043	2,786,283	3,052,781
4.50%, 12/20/2043	1,480,829	1,622,441
4.50%, 01/20/2046	2,339,152	2,562,576
4.50%, 07/20/2046	1,226,912	1,343,919
4.50%, 09/20/2046	2,090,345	2,274,617
4.50%, 11/20/2046	3,602,996	3,944,741
4.50%, 03/20/2047	764,131	834,411
4.50%, 07/20/2047	7,764,582	8,458,778
4.50%, 08/20/2047	2,051,275	2,234,891
4.50%, 09/20/2047	10,563,183	11,520,157
4.50%, 01/20/2048	1,587,369	1,708,998
4.50%, 02/20/2048	7,523,897	8,164,557
4.50%, 03/20/2048	831,499	892,367
4.50%, 04/20/2048	764,134	824,647
4.50%, 04/20/2048	1,980,069	2,154,564
4.50%, 04/20/2048	2,831,363	3,054,093
4.50%, 04/20/2048	3,903,231	4,307,651
4.50%, 05/20/2048	2,414,400	2,588,524
4.50%, 05/20/2048	5,687,583	6,276,216
4.50%, 05/20/2048	8,366,243	9,001,374
4.50%, 09/20/2048	1,934,140	2,082,937
4.50%, 11/20/2049	10,796,083	11,818,013
5.00%, 10/20/2037	256,923	290,193
5.00%, 07/20/2040	171,455	193,489
5.00%, 06/20/2044	711,149	802,457
5.00%, 07/20/2044	609,684	685,293
5.00%, 08/20/2045	816,958	909,572
5.00%, 09/20/2046	1,902,376	2,145,912
5.00%, 10/20/2047	382,210	422,670
5.00%, 11/20/2047	1,817,430	2,009,852
5.00%, 06/20/2048	3,331,345	3,669,663
5.00%, 07/20/2048	1,321,298	1,473,321
5.00%, 07/20/2048	4,645,353	5,074,360
5.00%, 07/20/2049	1,677,893	1,882,826
5.00%, 08/20/2049	8,868,405	9,872,833
5.50%, 09/20/2039	104,396	119,259
6.00%, 03/20/2028	4,992	5,613
6.00%, 11/20/2033	4,023	4,621
6.00%, 09/20/2038	398,622	457,816
6.00%, 11/20/2038	4,030	4,487
6.00%, 08/20/2039	194,840	222,094
6.50%, 07/20/2029	58,342	67,310
7.00%, 08/20/2038	19,305	22,354
7.50%, 02/20/2028	1,022	1,150
7.50%, 09/20/2028	3,038	3,446
8.00%, 12/20/2025	422	466
8.00%, 06/20/2026	982	1,094
8.00%, 08/20/2026	754	870
8.00%, 09/20/2026	870	1,011

8.00%, 11/20/2026	708	812
8.00%, 10/20/2027	1,743	1,977
8.00%, 11/20/2027	1,678	1,893
8.00%, 12/20/2027	848	964
8.00%, 06/20/2028	476	483
8.00%, 08/20/2028	108	112
8.00%, 09/20/2028	261	267
8.50%, 03/20/2025	186	191
8.50%, 04/20/2025	1,036	1,139
8.50%, 05/20/2025	2,347	2,566
Ginnie Mae TBA 30 YR
2.50%, 08/01/2050(9)	8,825,000	9,266,939
GMACM Mortgage Loan Trust 2005-AR3
3.58%, 06/19/2035(4)	62,221	57,933
GS Mortgage Securities Corp. II
4.26%, 07/10/2051(4)	28,521,000	31,898,303
GS Mortgage Securities Corp. Trust 2012-ALOHA
3.55%, 04/10/2034(3)	4,200,000	4,248,833
GS Mortgage Securities Trust 2006-GG8
1.27%, 11/10/2039(3)(4)	1,200,464	3,936
GS Mortgage Securities Trust 2012-GCJ9
2.77%, 11/10/2045	12,926,324	13,143,087
GS Mortgage Securities Trust 2013-GC13
3.87%, 07/10/2046(4)	5,880,000	6,195,152
GS Mortgage Securities Trust 2013-GC16
1.21%, 11/10/2046(4)	16,491,680	471,134
GS Mortgage Securities Trust 2013-GCJ12
3.14%, 06/10/2046	1,260,000	1,314,641
GS Mortgage Securities Trust 2014-GC18
3.80%, 01/10/2047	4,458,693	4,749,273
4.07%, 01/10/2047	4,338,000	4,687,629
GS Mortgage Securities Trust 2014-GC26
3.36%, 11/10/2047	8,000,000	8,510,698
GS Mortgage Securities Trust 2015-GC28
3.14%, 02/10/2048	9,000,000	9,566,052
GS Mortgage Securities Trust 2016-GS4
3.18%, 11/10/2049	12,000,000	13,039,312
3.44%, 11/10/2049(4)	1,317,000	1,452,370
GS Mortgage Securities Trust 2020-GC45
2.91%, 02/13/2053	2,550,000	2,790,421
GSMPS Mortgage Loan Trust 2004-4
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor), 06/25/2034(2)(3)	50,992	42,558
GSMPS Mortgage Loan Trust 2005-RP2
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor), 03/25/2035(2)(3)	88,637	78,916
GSMPS Mortgage Loan Trust 2005-RP3
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap), 09/25/2035(2)(3)	573,472	482,851
4.26%, 09/25/2035(3)(4)	422,801	61,477
GSR Mortgage Loan Trust 2003-3F
5.75%, 04/25/2033	19,689	20,576
GSR Mortgage Loan Trust 2003-6F
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap), 09/25/2032(2)	4,264	4,195
GSR Mortgage Loan Trust 2004-13F
6.00%, 11/25/2034	57,919	60,672
GSR Mortgage Loan Trust 2004-6F
5.50%, 05/25/2034	64,294	66,121
6.50%, 05/25/2034	44,729	47,849
GSR Mortgage Loan Trust 2005-5F
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap), 06/25/2035(2)	18,918	17,535
GSR Mortgage Loan Trust 2005-7F
6.00%, 09/25/2035	90,103	93,015
GSR Mortgage Loan Trust 2005-AR6
3.65%, 09/25/2035(4)	5,287	5,152
GSR Mortgage Loan Trust 2006-1F
5.50%, 02/25/2036	47,352	59,570
6.00%, 02/25/2036	279,609	209,952
Headlands Residential LLC
3.88%, 08/25/2022(1)(3)	6,170,000	6,101,891
3.97%, 06/25/2024(1)(3)	9,000,000	8,970,691
Home Re 2018-1 Ltd.
1.78% (1 Month LIBOR USD + 1.60%), 10/25/2028(2)(3)	556,358	554,746
Home RE 2019-1 Ltd.
1.83% (1 Month LIBOR USD + 1.65%), 05/25/2029(2)(3)	513,119	505,451

HomeBanc Mortgage Trust 2005-3
0.42% (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap), 07/25/2035(2)	229,977	228,827
Impac CMB Trust Series 2004-4
4.88%, 09/25/2034(1)	8,240	8,813
Impac CMB Trust Series 2004-7
0.92% (1 Month LIBOR USD + 0.74%, 11.25% Cap), 11/25/2034(2)	695,948	670,719
Impac CMB Trust Series 2005-4
0.78% (1 Month LIBOR USD + 0.60%, 0.30% Floor, 10.25% Cap), 05/25/2035(2)	91,975	83,316
Impac Secured Assets CMN Owner Trust
5.50%, 08/25/2033	62,180	62,340
Impac Secured Assets Trust 2006-1
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap), 05/25/2036(2)	211,932	195,219
Impac Secured Assets Trust 2006-2
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap), 08/25/2036(2)	114,317	112,853
Independence Plaza Trust 2018-INDP
3.76%, 07/10/2035(3)	5,445,000	5,800,322
JP Morgan Alternative Loan Trust
3.80%, 03/25/2036(4)	26,584	23,970
JP Morgan Chase Commercial Mortgage Securities Corp.
1.18% (1 Month LIBOR USD + 1.00%, 1.00% Floor), 09/15/2029(2)(3)	9,200,000	8,923,552
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC11
0.18%, 08/12/2037(3)(4)	1,001,832	156
JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15
0.40%, 06/12/2043(4)	1,829,873	2,098
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12
0.00%, 02/15/2051(4)	929,771	9
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11
2.96%, 04/15/2046	7,152,087	7,409,463
JP Morgan Mortgage Trust 2004-A3
3.26%, 07/25/2034(4)	4,309	4,359
JP Morgan Mortgage Trust 2004-A4
3.37%, 09/25/2034(4)	25,924	24,837
JP Morgan Mortgage Trust 2004-S1
5.00%, 09/25/2034	4,197	4,251
JP Morgan Mortgage Trust 2005-A1
3.99%, 02/25/2035(4)	65,108	62,291
JP Morgan Mortgage Trust 2005-A4
3.19%, 07/25/2035(4)	62,662	62,830
JP Morgan Mortgage Trust 2006-A2
3.60%, 08/25/2034(4)	363,575	365,775
4.10%, 11/25/2033(4)	218,148	216,187
JP Morgan Mortgage Trust 2006-A3
3.64%, 08/25/2034(4)	54,733	51,422
JP Morgan Mortgage Trust 2006-A7
3.79%, 01/25/2037(4)	54,504	48,785
3.79%, 01/25/2037(4)	95,609	85,575
JP Morgan Mortgage Trust 2007-A1
3.97%, 07/25/2035(4)	47,823	46,142
3.97%, 07/25/2035(4)	729,507	704,566
JP Morgan Mortgage Trust 2007-A2
3.94%, 04/25/2037(4)	193,635	169,773
JPMBB Commercial Mortgage Securities Trust 2013-C17
3.93%, 01/15/2047	2,288,937	2,457,381
JPMBB Commercial Mortgage Securities Trust 2014-C19
3.67%, 04/15/2047	2,010,000	2,041,039
JPMBB Commercial Mortgage Securities Trust 2014-C25
3.41%, 11/15/2047	8,240,000	8,821,503
JPMCC Commercial Mortgage Securities Trust 2017-JP5
3.46%, 03/15/2050	12,460,000	13,798,370
JPMCC Commercial Mortgage Securities Trust 2017-JP7
3.19%, 09/15/2050	20,000,000	21,940,588
Ladder Capital Commercial Mortgage 2013-GCP Mortgage Trust
3.99%, 02/15/2036(3)	1,027,000	1,120,780
LB-UBS Commercial Mortgage Trust 2007-C2
0.36%, 02/15/2040(4)	307,700	16
LCCM 2017-LC26
3.29%, 07/12/2050(3)	20,300,000	21,636,448
Legacy Mortgage Asset Trust 2019-GS6
3.00%, 06/25/2059(1)(3)	930,148	929,425
Legacy Mortgage Asset Trust 2019-PR1
3.86%, 09/25/2059(1)(3)	9,030,442	9,475,254
Legacy Mortgage Asset Trust 2020-GS1
2.88%, 10/25/2059(1)(3)	5,725,742	5,670,888

Lehman Mortgage Trust 2006-2
5.96%, 04/25/2036(4)	48,019	41,823
Lehman Mortgage Trust 2007-6
6.00%, 07/25/2037	27,785	26,179
Lehman Mortgage Trust 2008-2
6.00%, 03/25/2038	275,506	162,503
LHOME Mortgage Trust 2019-RTL3
3.87%, 07/25/2024(3)	9,210,000	9,253,478
Luminent Mortgage Trust 2005-1
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap), 11/25/2035(2)	1,258,068	1,156,258
MASTR Adjustable Rate Mortgages Trust 2004-13
4.33%, 04/21/2034(4)	99,080	97,396
MASTR Adjustable Rate Mortgages Trust 2004-15
4.16%, 12/25/2034(4)	26,627	24,175
MASTR Adjustable Rate Mortgages Trust 2004-3
3.44%, 04/25/2034(4)	24,848	21,797
MASTR Alternative Loan Trust 2003-9
6.00%, 12/25/2033	24,804	25,882
6.00%, 01/25/2034	18,914	19,705
MASTR Alternative Loan Trust 2004-10
4.50%, 09/25/2020	953	953
MASTR Alternative Loan Trust 2004-13
5.50%, 01/25/2025	20,779	21,477
MASTR Alternative Loan Trust 2004-3
6.00%, 04/25/2034	174,698	178,616
6.25%, 04/25/2034	38,203	39,149
MASTR Alternative Loan Trust 2004-6
0.00%, 07/25/2034	24,222	20,630
6.00%, 07/25/2034	16,297	17,288
MASTR Alternative Loan Trust 2004-7
0.00%, 08/25/2034	17,226	14,510
MASTR Alternative Loan Trust 2004-8
5.50%, 09/25/2020	314	323
MASTR Alternative Loan Trust 2005-6
5.50%, 11/25/2020	14,148	13,526
MASTR Asset Securitization Trust 2003-12
0.00%, 12/25/2033	2,982	2,678
5.00%, 12/25/2033	9,857	9,962
MASTR Asset Securitization Trust 2004-1
0.00%, 02/25/2034	2,058	1,697
MASTR Asset Securitization Trust 2004-4
5.25%, 12/26/2033	48,955	49,485
MASTR Asset Securitization Trust 2004-6
0.00%, 07/25/2020	37	37
MASTR Asset Securitization Trust 2004-8
4.75%, 08/25/2020	163	163
MASTR Reperforming Loan Trust 2005-2
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap), 05/25/2035(2)(3)	811,220	374,735
MASTR Reperforming Loan Trust 2006-2
4.35%, 05/25/2036(3)(4)	95,976	89,617
MASTR Resecuritization Trust 2005-PO
0.00%, 05/28/2035(3)	19,884	14,546
Merrill Lynch Mortgage Backed Securities Trust Series 2007-3
2.16%, 06/25/2037(4)	65,336	59,811
Merrill Lynch Mortgage Investors Trust Series 2003-A5
3.55%, 08/25/2033(4)	32,977	31,759
Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E
0.80% (1 Month LIBOR USD + 0.62%, 0.31% Floor, 11.75% Cap), 10/25/2028(2)	66,104	64,334
Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F
0.82% (1 Month LIBOR USD + 0.64%, 0.32% Floor, 11.75% Cap), 10/25/2028(2)	86,126	83,255
Merrill Lynch Mortgage Investors Trust Series MLCC 2004-1
3.41%, 12/25/2034(4)	62,626	60,903
Merrill Lynch Mortgage Investors Trust Series MLCC 2004-A
0.64% (1 Month LIBOR USD + 0.46%, 0.23% Floor, 11.75% Cap), 04/25/2029(2)	26,178	24,641
Merrill Lynch Mortgage Investors Trust Series MLCC 2004-C
0.98% (6 Month LIBOR USD + 0.60%, 0.30% Floor, 11.75% Cap), 07/25/2029(2)	51,137	48,492
Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A4
3.83%, 08/25/2034(4)	58,646	58,730
Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A2
3.74%, 02/25/2035(4)	102,396	102,634
Metlife Securitization Trust 2018-1
3.75%, 03/25/2057(3)(4)	1,788,683	1,905,787

Mill City Mortgage Loan Trust 2019-1
3.25%, 10/25/2069(3)(4)	3,020,836	3,180,442
ML-CFC Commercial Mortgage Trust 2006-4
0.55%, 12/12/2049(3)(4)	568,990	8
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6
2.86%, 11/15/2045	7,483,114	7,687,071
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14
3.67%, 02/15/2047	1,860,212	1,875,078
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
3.25%, 02/15/2048	3,652,000	3,876,603
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23
3.45%, 07/15/2050	18,100,000	19,501,769
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24
3.48%, 05/15/2048	5,000,000	5,417,499
3.73%, 05/15/2048	6,507,000	7,143,712
Morgan Stanley Capital I Trust 2006-IQ12
0.63%, 12/15/2043(3)(4)	248,118	4
Morgan Stanley Capital I Trust 2007-HQ11
0.17%, 02/12/2044(3)(4)	216,464	63
Morgan Stanley Capital I Trust 2007-HQ13
0.00%, 12/15/2044(3)(4)	167,419	2
Morgan Stanley Capital I Trust 2007-IQ13
0.66%, 03/15/2044(3)(4)	455,925	1,319
Morgan Stanley Capital I Trust 2012-C4
2.99%, 03/15/2045	137,556	138,172
Morgan Stanley Capital I Trust 2014-CPT
3.35%, 07/13/2029(3)	4,241,000	4,321,973
Morgan Stanley Capital I Trust 2016-UB11
2.53%, 08/15/2049	20,000,000	21,042,078
Morgan Stanley Capital I Trust 2018-H4
4.31%, 12/15/2051	2,552,000	3,031,757
Morgan Stanley Capital I Trust 2019-H7
3.01%, 07/15/2052	1,372,854	1,507,958
Morgan Stanley Mortgage Loan Trust 2004-3
5.62%, 04/25/2034(4)	158,350	170,131
Morgan Stanley Mortgage Loan Trust 2004-9
3.44%, 10/25/2020(4)	13,121	12,871
Mortgage Insurance-Linked Notes Series 2020-1
1.13% (1 Month LIBOR USD + 0.95%, 0.95% Floor), 02/25/2030(2)(3)	1,100,000	1,087,234
MortgageIT Trust 2005-2
0.70% (1 Month LIBOR USD + 0.52%, 0.26% Floor, 11.50% Cap), 05/25/2035(2)	528,854	521,643
MRA Issuance Trust 2020-1
1.57% (1 Month LIBOR USD + 1.40%), 12/08/2020(2)(3)	22,414,680	22,437,142
MRCD 2019-MARK Mortgage Trust
2.72%, 12/15/2036(3)	6,108,000	5,887,943
2.72%, 12/15/2036(3)	9,990,000	10,121,147
MRFC Mortgage Pass-Through Trust Series 1999-TBC2
0.66% (1 Month LIBOR USD + 0.48%, 0.24% Floor, 10.00% Cap), 06/15/2030(2)	164,042	159,171
MRFC Mortgage Pass-Through Trust Series 2000-TBC3
0.62% (1 Month LIBOR USD + 0.44%, 0.22% Floor, 10.00% Cap), 12/15/2030(2)	38,923	37,159
NACC Reperforming Loan REMIC Trust 2004-R2
6.50%, 10/25/2034(3)(4)	50,329	49,431
NCUA Guaranteed Notes Trust 2010-R3
0.73% (1 Month LIBOR USD + 0.56%, 0.56% Floor, 8.00% Cap), 12/08/2020(2)	1,022,906	1,021,051
2.40%, 12/08/2020	11,102	11,124
New Residential Mortgage Loan Trust 2017-2
4.00%, 03/25/2057(3)(4)	3,062,176	3,289,997
New Residential Mortgage Loan Trust 2017-3
4.00%, 04/25/2057(3)(4)	5,025,292	5,366,892
New Residential Mortgage Loan Trust 2017-4
4.00%, 05/25/2057(3)(4)	3,349,640	3,594,119
New Residential Mortgage Loan Trust 2018-RPL1
3.50%, 12/25/2057(3)(4)	19,727,993	21,046,726
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2003-A1
5.50%, 05/25/2033	8,938	9,207
6.00%, 05/25/2033	14,120	14,422
7.00%, 04/25/2033	7,954	8,216
Oaktown Re II Ltd.
1.73% (1 Month LIBOR USD + 1.55%), 07/25/2028(2)(3)	547,366	544,597
Oaktown Re III Ltd.
1.58% (1 Month LIBOR USD + 1.40%, 1.40% Floor), 07/25/2029(2)(3)	145,680	145,680

Park Avenue Funding Trust 2020-2
2.18% (1 Month LIBOR USD + 2.00%, 2.00% Floor), 06/02/2022(2)(3)	19,910,000	19,910,000
Prime Mortgage Trust 2004-CL1
6.00%, 02/25/2034	55,371	58,656
Radnor Re 2018-1 Ltd.
1.58% (1 Month LIBOR USD + 1.40%), 03/25/2028(2)(3)	191,943	191,461
RALI Series 2002-QS16 Trust
16.24% (1 Month LIBOR USD + 16.62%, 16.62% Cap), 10/25/2049(2)(7)	118	78
RALI Series 2003-QS14 Trust
5.00%, 07/25/2020	1,015	1,010
RALI Series 2003-QS9 Trust
7.37% (1 Month LIBOR USD + 7.55%, 7.55% Cap), 05/25/2049(2)(7)	1,019	0
RALI Series 2004-QS6 Trust
5.00%, 05/25/2023	956	922
RALI Series 2005-QA6 Trust
4.41%, 05/25/2035(4)	101,918	69,602
RALI Series 2007-QS1 Trust
6.00%, 01/25/2037	14,322	12,790
RBS Commercial Funding, Inc. 2013-SMV Trust
3.26%, 03/11/2031(3)	512,000	501,605
RBSSP Resecuritization Trust 2009-1
6.50%, 02/26/2036(3)(4)	124,331	127,383
RBSSP Resecuritization Trust 2009-12
5.33%, 11/25/2033(3)(4)	126,049	125,874
Reperforming Loan REMIC Trust 2005-R1
0.00%, 03/25/2035(3)	6,018	4,484
Residential Asset Securitization Trust 2003-A8
4.25%, 10/25/2021	1,399	1,423
Residential Asset Securitization Trust 2004-A7
5.50%, 10/25/2034	1,783,508	1,845,785
Residential Asset Securitization Trust 2005-A2
4.87% (1 Month LIBOR USD + 5.05%, 5.05% Cap), 03/25/2035(2)(7)	627,218	64,880
Residential Asset Securitization Trust 2006-A4IP
6.00%, 05/25/2036	54,689	52,979
RFMSI Series 2005-SA4 Trust
3.66%, 09/25/2035(4)	32,497	28,345
Seasoned Credit Risk Transfer Trust 2017-4
3.50%, 06/25/2057	4,262,786	4,808,691
Seasoned Credit Risk Transfer Trust Series 2018-4
3.50%, 03/25/2058	8,479,826	10,329,227
Seasoned Credit Risk Transfer Trust Series 2019-1
3.50%, 07/25/2058	10,588,404	11,974,461
Seasoned Credit Risk Transfer Trust Series 2019-3
3.50%, 10/25/2058	3,880,000	4,607,502
Seasoned Credit Risk Transfer Trust Series 2019-4
4.00%, 02/25/2059	7,922,636	8,818,001
Seasoned Credit Risk Transfer Trust Series 2020-1
3.00%, 08/25/2059	8,999,006	9,639,447
Sequoia Mortgage Trust 2004-10
0.81% (1 Month LIBOR USD + 0.62%, 0.31% Floor, 11.50% Cap), 11/20/2034(2)	35,791	33,135
Sequoia Mortgage Trust 2004-11
0.79% (1 Month LIBOR USD + 0.60%, 0.30% Floor, 11.50% Cap), 12/20/2034(2)	107,900	102,927
Sequoia Mortgage Trust 2004-12
0.74% (6 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap), 01/20/2035(2)	93,198	83,950
Sequoia Mortgage Trust 2004-8
0.89% (1 Month LIBOR USD + 0.70%, 0.35% Floor, 11.50% Cap), 09/20/2034(2)	694,914	668,307
2.45% (6 Month LIBOR USD + 0.74%, 0.37% Floor, 11.50% Cap), 09/20/2034(2)	99,846	95,704
Series RR 2014-1 Trust
0.00%, 05/25/2047(3)	1,603,000	1,455,720
Structured Asset Mortgage Investments II Trust 2004-AR5
0.85% (1 Month LIBOR USD + 0.66%, 0.33% Floor, 11.00% Cap), 10/19/2034(2)	103,269	99,680
Structured Asset Mortgage Investments II Trust 2005-AR5
0.44% (1 Month LIBOR USD + 0.25%, 0.25% Floor, 11.00% Cap), 07/19/2035(2)	354,556	335,012
Structured Asset Mortgage Investments Trust 2003-CL1
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor, 8.00% Cap), 07/25/2032(2)	226,031	217,950
Structured Asset Securities Corp.
0.53% (1 Month LIBOR USD + 0.35%, 0.35% Floor), 06/25/2035(2)(3)	66,131	56,449
3.82%, 12/25/2033(4)	114,930	109,328
3.87%, 12/25/2033(4)	1,070,987	1,022,784
5.15%, 02/25/2034(1)	174,035	182,243
Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Series 2003-34A
3.74%, 11/25/2033(4)	24,883	24,344

Thornburg Mortgage Securities Trust 2003-4
0.82% (1 Month LIBOR USD + 0.64%, 0.32% Floor, 11.50% Cap), 09/25/2043(2)	423,220	410,373
Thornburg Mortgage Securities Trust 2003-5
3.86%, 10/25/2043(4)	2,033,751	1,963,415
Thornburg Mortgage Securities Trust 2004-4
3.47%, 12/25/2044(4)	205,627	200,036
Thornburg Mortgage Securities Trust 2005-1
3.65%, 04/25/2045(4)	578,675	546,831
Toorak Mortgage Corp. 2019-2 Ltd.
3.72%, 09/25/2022(1)	6,665,000	6,648,793
UBS Commercial Mortgage Trust 2012-C1
2.25%, 05/10/2045(3)(4)	1,452,718	37,542
UBS Commercial Mortgage Trust 2017-C2
3.26%, 08/15/2050	10,114,000	10,864,145
UBS Commercial Mortgage Trust 2017-C5
3.21%, 11/15/2050	21,500,000	23,300,462
UBS Commercial Mortgage Trust 2018-C9
3.85%, 03/15/2051	9,650,000	10,816,329
UBS-BAMLL Trust
3.66%, 06/10/2030(3)	1,787,000	1,807,946
UBS-Barclays Commercial Mortgage Trust 2012-C2
1.46%, 05/10/2063(3)(4)	5,161,517	111,483
3.53%, 05/10/2063	1,073,000	1,110,085
UBS-Barclays Commercial Mortgage Trust 2013-C6
3.24%, 04/10/2046	271,000	281,265
Vendee Mortgage Trust 1993-1
7.25%, 02/15/2023	113,059	120,290
Vendee Mortgage Trust 1994-1
5.29%, 02/15/2024(4)	36,255	38,536
6.50%, 02/15/2024	108,054	116,316
Vendee Mortgage Trust 1996-1
6.75%, 02/15/2026	76,229	86,999
Vendee Mortgage Trust 1996-2
6.75%, 06/15/2026	34,305	38,964
Vendee Mortgage Trust 1997-1
7.50%, 02/15/2027	114,858	131,786
Vendee Mortgage Trust 1998-1
7.00%, 03/15/2028	78,053	87,983
VNDO 2012-6AVE Mortgage Trust
3.00%, 11/15/2030(3)	2,283,000	2,348,134
VNDO 2013-PENN Mortgage Trust
3.81%, 12/13/2029(3)	2,500,000	2,504,292
Wachovia Bank Commercial Mortgage Trust Series 2006-C24
0.00%, 03/15/2045(3)(4)	358,635	4
WaMu Mortgage Pass-Through Certificates Series 2003-AR7 Trust
4.12%, 08/25/2033(4)	49,223	47,525
WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust
4.28%, 09/25/2033(4)	326,750	312,700
4.35%, 09/25/2033(4)	50,210	47,050
WaMu Mortgage Pass-Through Certificates Series 2003-AR11 Trust
4.13%, 10/25/2033(4)	184,286	175,509
WaMu Mortgage Pass-Through Certificates Series 2003-S1 Trust
5.50%, 04/25/2033	54,826	56,503
WaMu Mortgage Pass-Through Certificates Series 2003-S4
16.96% (1 Month LIBOR USD + 17.46%, 17.46% Cap), 06/25/2033(2)(7)	20,513	26,960
WaMu Mortgage Pass-Through Certificates Series 2003-S9 Trust
0.00%, 10/25/2033	3,024	2,665
5.25%, 10/25/2033	221,216	227,956
WaMu Mortgage Pass-Through Certificates Series 2004-AR3 Trust
3.66%, 06/25/2034(4)	100,590	96,968
3.66%, 06/25/2034(4)	1,785,137	1,724,906
WaMu Mortgage Pass-Through Certificates Series 2004-AR14 Trust
3.82%, 01/25/2035(4)	1,750,455	1,731,046
WaMu Mortgage Pass-Through Certificates Series 2004-CB2 Trust
6.00%, 08/25/2034	634,631	683,793
WaMu Mortgage Pass-Through Certificates Series 2004-CB3 Trust
6.50%, 10/25/2034	1,899,997	1,972,533
WaMu Mortgage Pass-Through Certificates Series 2004-RS2
5.00%, 11/25/2033	38,850	40,310
WaMu Mortgage Pass-Through Certificates Series 2004-S2 Trust
5.50%, 06/25/2034	240,767	248,997
WaMu Mortgage Pass-Through Certificates Series 2004-S3 Trust
5.00%, 07/25/2034	27,700	28,049

WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust
3.82%, 09/25/2036(4)	6,412	5,341
WaMu Mortgage Pass-Through Certificates Series 2006-AR8 Trust
3.91%, 08/25/2046(4)	47,532	43,550
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-1 Trust
0.00%, 03/25/2035	9,455	7,485
5.50%, 03/25/2035	78,998	79,071
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-2 Trust
4.82% (1 Month LIBOR USD + 5.00%, 5.00% Cap), 04/25/2035(2)(7)	198,984	33,983
4.87% (1 Month LIBOR USD + 5.05%, 5.05% Cap), 04/25/2035(2)(7)	599,812	91,271
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-4 Trust
5.50%, 06/25/2035	209,999	37,970
5.50%, 06/25/2035	212,311	199,136
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-6 Trust
5.50%, 08/25/2035	34,603	33,471
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-1 Trust
5.75%, 02/25/2036	16,017	14,594
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS7 Trust
0.00%, 03/25/2033	99	87
Wells Fargo Alternative Loan 2003-1 Trust
0.00%, 09/25/2033	4,265	3,643
Wells Fargo Alternative Loan 2007-PA3 Trust
5.75%, 07/25/2037	17,166	16,075
Wells Fargo Commercial Mortgage Trust 2015-C26
2.99%, 02/15/2048	8,710,402	9,006,138
Wells Fargo Commercial Mortgage Trust 2015-C29
3.37%, 06/15/2048	9,838,948	10,570,068
Wells Fargo Commercial Mortgage Trust 2015-C30
3.66%, 09/15/2058	729,000	801,775
Wells Fargo Commercial Mortgage Trust 2015-C31
3.70%, 11/15/2048	3,280,000	3,556,734
Wells Fargo Commercial Mortgage Trust 2015-NXS2
3.50%, 07/15/2058	15,000,000	15,985,332
Wells Fargo Commercial Mortgage Trust 2015-P2
3.81%, 12/15/2048	7,272,631	8,103,910
Wells Fargo Commercial Mortgage Trust 2016-C34
3.10%, 06/15/2049	3,698,000	3,944,851
Wells Fargo Commercial Mortgage Trust 2016-NXS6
2.64%, 11/15/2049	20,000,000	20,961,164
Wells Fargo Commercial Mortgage Trust 2017-C38
3.19%, 07/15/2050	13,800,000	15,154,480
Wells Fargo Commercial Mortgage Trust 2017-RC1
3.63%, 01/15/2060	10,000,000	11,120,704
Wells Fargo Commercial Mortgage Trust 2019-C49
3.76%, 03/15/2052	1,085,000	1,242,354
Wells Fargo Commercial Mortgage Trust 2019-C54
3.15%, 12/15/2052	3,079,000	3,423,516
Wells Fargo Commercial Mortgage Trust 2020-C55
2.73%, 02/15/2053	3,380,000	3,650,696
Wells Fargo Mortgage Backed Securities 2007-7 Trust
6.00%, 06/25/2037	14,173	13,218
WFRBS Commercial Mortgage Trust 2011-C3
4.38%, 03/15/2044(3)	1,010,584	1,020,755
WFRBS Commercial Mortgage Trust 2012-C6
3.44%, 04/15/2045	9,139,716	9,287,639
WFRBS Commercial Mortgage Trust 2013-C11
4.40%, 03/15/2045(3)(4)	300,000	252,223
WFRBS Commercial Mortgage Trust 2013-C14
3.34%, 06/15/2046	229,750	241,416
WFRBS Commercial Mortgage Trust 2014-C21
3.68%, 08/15/2047	7,000,000	7,554,649
WFRBS Commercial Mortgage Trust 2014-C23
3.64%, 10/15/2057	3,048,051	3,191,716
WFRBS Commercial Mortgage Trust 2014-C25
3.63%, 11/15/2047	3,846,000	4,144,338
WFRBS Commercial Mortgage Trust 2014-LC14
3.77%, 03/15/2047	10,000,000	10,630,579

Total Mortgage-Backed Obligations (Cost: $4,973,301,906)		5,273,692,494

Total Bonds & Notes (Cost: $12,811,808,621)		13,706,194,199

	Shares	Value
PREFERRED STOCKS – 0.02%
Financials – 0.02%
State Street Corp., 5.35%(2)	95,000	$2,489,000

Total Financials		2,489,000

Total Preferred Stocks (Cost: $2,375,000)		2,489,000

SHORT-TERM INVESTMENTS – 6.12%
Money Market Funds – 6.09%
Fidelity Institutional Money Market Government Fund - Class I, 0.10%(10)(11)	861,649,237	861,649,237

Total Money Market Funds (Cost: $861,649,237)		861,649,237

	Principal Amount	Value
U.S. Treasury Bills – 0.02%
U.S. Treasury Bill, 1.45%, 01/28/2021	$2,000,000	$1,998,184

Total U.S. Treasury Bills (Cost: $1,983,238)		1,998,184

Time Deposits – 0.01%
BNP Paribas, Paris, 0.01% due 07/01/2020	327,746	327,746
China Construction Bank, New York, 0.01% due 07/01/2020	1,769,198	1,769,198

Total Time Deposits (Cost: $2,096,944)		2,096,944

Total Short-Term Investments (Cost: $865,729,419)		865,744,365

TOTAL INVESTMENTS IN SECURITIES – 103.07% (Cost: $13,679,913,040)		14,574,427,564

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.07)%		(434,296,820)

TOTAL NET ASSETS – 100.00%		$14,140,130,744

Percentages are stated as a percent of net assets.

(1)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. The rate reported is the rate in effect as of June 30, 2020.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.
(3)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities total $2,777,138,233, which represents 19.64% of total net assets.

(4)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of June 30, 2020.
(5)	Security in default as of June 30, 2020. The value of these securities total $2,395,873, which represents 0.02% of total net assets.
(6)	Partially assigned as collateral for certain future and swap contracts. The value of these pledged issues totals $14,566,201, which represents 0.10% of total net assets.
(7)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.
(8)	Inflation protected security. The value of these securities total $6,288,752, which represents 0.04% of total net assets.
(9)	Delayed delivery purchase commitment security. The value of these securities total $330,869,022, which represents 2.34% of total net assets.
(10)	Represents annualized seven-day yield as of the close of the reporting period.
(11)	Partially assigned as collateral for certain delayed delivery securities.
(12)	Security categorized as Level 3 per the Trust’s fair value hierarchy. The value of these securities total $82,060,788, which represents 0.58% of total net assets.

The accompanying notes are an integral part of this Schedule of Investments.

Open Futures Contracts

Number of Contracts Purchased	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
1,733	U.S. 2 Year Note Future	J.P. Morgan	Sep. 2020	$382,637,889	$382,695,142	$57,253
1,475	U.S. 5 Year Note Future	J.P. Morgan	Sep. 2020	185,096,727	185,469,727	373,000
1,349	U.S. Ultra Bond Future	J.P. Morgan	Sep. 2020	294,053,264	294,292,781	239,517

						669,770

Number of Contracts Sold	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
(1,272)	U.S. 10 Year Note Future	J.P. Morgan	Sep. 2020	$(176,194,638)	$(177,026,625)	$(831,987)
(3)	U.S. Long Bond Future	J.P. Morgan	Sep. 2020	(528,472)	(535,688)	(7,216)
(72)	U.S. Ultra 10 Year Note Future	J.P. Morgan	Sep. 2020	(11,268,969)	(11,338,875)	(69,906)

						(909,109)

						$(239,339)

Centrally Cleared Interest Rate Swaps

Fixed Annual Rate	Floating Rate Index	Floating Rate Paid or Received	Payment Frequency	Maturity Date	Notional Amount	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Value
1.38%	3 Month USD LIBOR	Paid	Quarterly	9/15/2021	$14,385,000	$(1,342)	$253,485	$252,143
1.48	3 Month USD LIBOR	Paid	Quarterly	9/15/2021	7,490,000	4,536	137,766	142,302
1.60	3 Month USD LIBOR	Paid	Quarterly	9/15/2021	5,370,000	15,786	96,258	112,044

						$18,980	$487,509	$506,489

Bridge Builder Core Plus Bond Fund

Schedule of Investments

June 30, 2020

	Principal Amount		Value
BONDS & NOTES – 91.67%
Asset-Backed Obligations – 11.46%
ABFC 2005-WMC1 Trust
0.92% (1 Month LIBOR USD + 0.74%, 0.49% Floor), 06/25/2035(1)		$7,005,761	$6,645,536
ABFC 2007-NC1 Trust
0.48% (1 Month LIBOR USD + 0.30%, 0.30% Floor), 05/25/2037(1)(2)		6,544,009	6,115,087
Accredited Mortgage Loan Trust 2003-2
0.88% (1 Month LIBOR USD + 0.70%, 0.35% Floor, 13.00% Cap), 10/25/2033(1)		1,411,758	1,385,347
Accredited Mortgage Loan Trust 2006-2
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor), 09/25/2036(1)		536,165	512,116
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE3
1.11% (1 Month LIBOR USD + 0.93%, 0.62% Floor), 11/25/2034(1)		2,948,773	2,882,211
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3
0.89% (1 Month LIBOR USD + 0.71%, 0.47% Floor), 05/25/2035(1)		7,185,000	7,016,291
Adams Outdoor Advertising LP
5.65%, 11/15/2048(2)		1,475,000	1,466,314
Aegis Asset Backed Securities Trust 2005-5
0.43% (1 Month LIBOR USD + 0.25%, 0.25% Floor), 12/25/2035(1)		1,967,968	1,959,835
Ajax Mortgage Loan Trust 2019-F
2.86%, 07/25/2059(2)(3)		26,120,414	26,542,384
Ally Auto Receivables Trust 2018-2
2.92%, 11/15/2022		3,580,826	3,626,470
Ally Auto Receivables Trust 2019-2
2.23%, 01/16/2024		10,000,000	10,227,202
ALME Loan Funding II DAC
0.75% (3 Month EURIBOR + 0.75%, 0.75% Floor), 01/15/2031(1)(2)	EUR	23,900,000	26,573,064
Ambac LSNI LLC
6.00% (3 Month LIBOR USD + 5.00%), 02/12/2023(1)(2)		$4,313,907	4,259,983
American Credit Acceptance Receivables Trust 2019-3
2.89%, 09/12/2025(2)		3,810,000	3,825,668
American Express Credit Account Master Trust
2.04%, 05/15/2023		100,000	100,481
American Homes 4 Rent 2014-SFR2 Trust
6.23%, 10/17/2036(2)		515,000	572,427
American Homes 4 Rent 2015-SFR1
5.64%, 04/17/2052(2)		6,400,000	7,058,947
5.89%, 04/17/2052(2)		2,378,000	2,385,793
AmeriCredit Automobile Receivables 2016-1
3.59%, 02/08/2022		891,697	894,088
AmeriCredit Automobile Receivables Trust 2016-2
3.65%, 05/09/2022		605,000	609,448
AmeriCredit Automobile Receivables Trust 2016-3
2.24%, 04/08/2022		1,262,671	1,267,662
Americredit Automobile Receivables Trust 2016-4
2.74%, 12/08/2022		1,795,000	1,820,292
Americredit Automobile Receivables Trust 2018-2
3.59%, 06/18/2024		5,970,000	6,259,828
4.01%, 07/18/2024		2,940,000	3,058,284
Americredit Automobile Receivables Trust 2018-3
4.04%, 11/18/2024		4,310,000	4,469,172
AmeriCredit Automobile Receivables Trust 2019-3
2.58%, 09/18/2025		1,330,000	1,321,339
AmeriCredit Automobile Receivables Trust 2020-1
1.59%, 10/20/2025		5,410,000	5,341,336
1.80%, 12/18/2025		5,410,000	5,230,623
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Series 2004-R9
1.16% (1 Month LIBOR USD + 0.98%, 0.65% Floor), 10/25/2034(1)		64,738	64,719
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Series 2005-R5
0.92% (1 Month LIBOR USD + 0.74%, 0.49% Floor), 07/25/2035(1)		3,635,639	3,607,937
Ammc Clo 19 Ltd.
2.36% (3 Month LIBOR USD + 1.14%, 1.14% Floor), 10/16/2028(1)(2)		7,275,000	7,152,809
Applebee’s Funding LLC / IHOP Funding LLC
4.19%, 06/07/2049(2)		6,740,000	5,973,864
Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd.
1.33% (1 Month LIBOR USD + 1.15%), 05/15/2037(1)(2)		5,000,000	4,867,000
Arbour CLO IV DAC
0.87% (3 Month EURIBOR + 0.87%, 0.87% Floor), 01/15/2030(1)(2)	EUR	2,400,000	2,667,492
Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC 2006-HE3
0.35% (1 Month LIBOR USD + 0.17%, 0.17% Floor), 03/25/2036(1)		$1,267,122	1,259,048
Atrium XII
1.93% (3 Month LIBOR USD + 0.83%), 04/22/2027(1)(2)		2,871,259	2,820,854
Aurium CLO III DAC
0.67% (3 Month EURIBOR + 0.67%, 0.67% Floor), 04/16/2030(1)(2)	EUR	900,000	993,544
Avis Budget Rental Car Funding AESOP LLC
2.33%, 08/20/2026(2)		$2,585,000	2,500,070
2.72%, 11/20/2022(2)		1,545,000	1,542,947
2.97%, 03/20/2024(2)		19,773,000	19,836,938
Ayresome CDO I Ltd.
0.59% (3 Month LIBOR USD + 0.27%), 12/08/2045(1)(2)		499,514	491,022
Barings BDC Static CLO Ltd. 2019-1
2.24% (3 Month LIBOR USD + 1.02%, 1.02% Floor), 04/15/2027(1)(2)		7,173,641	7,110,628

Barings CLO Ltd. 2013-I
1.94% (3 Month LIBOR USD + 0.80%, 0.80% Floor), 01/20/2028(1)(2)		4,850,533	4,776,543
Barings CLO Ltd. 2016-II
2.22% (3 Month LIBOR USD + 1.08%, 1.08% Floor), 07/20/2028(1)(2)		3,710,000	3,665,487
Bayview Opportunity Master Fund IVa Trust 2017-RT1
3.00%, 03/28/2057(2)(4)		133,850	136,848
Bayview Opportunity Master Fund IVb Trust 2017-RT2
3.50%, 08/28/2057(2)(4)		873,025	889,956
Bayview Opportunity Master Fund IVb Trust 2017-SPL4
4.75%, 01/28/2055(2)(4)		655,000	693,379
Bayview Opportunity Master Fund IVb Trust 2019-RN4
3.28%, 10/28/2034(2)(3)		1,450,790	1,437,298
BCMSC Trust 1999-B
6.61%, 12/15/2029(4)		3,594,315	839,285
Bear Stearns Asset Backed Securities I Trust 2005-EC1
0.96% (1 Month LIBOR USD + 0.78%, 0.52% Floor), 11/25/2035(1)		12,157,000	11,961,637
Bear Stearns Asset Backed Securities I Trust 2007-HE2
0.34% (1 Month LIBOR USD + 0.16%, 0.16% Floor), 02/25/2037(1)		16,556,030	16,688,544
Benefit Street Partners CLO IV Ltd.
2.89% (3 Month LIBOR USD + 1.75%, 1.75% Floor), 01/20/2029(1)(2)		4,280,000	4,140,763
Betony CLO 2 Ltd.
1.84% (3 Month LIBOR USD + 1.08%), 04/30/2031(1)(2)		1,000,000	969,716
Blackbird Capital Aircraft Lease Securitization Ltd. 2016-1
4.21%, 12/16/2041(2)(3)		1,180,291	990,707
BlueMountain CLO 2012-2 Ltd.
1.43% (3 Month LIBOR USD + 1.05%, 1.05% Floor), 11/20/2028(1)(2)		6,900,000	6,750,860
BlueMountain CLO 2013-1 Ltd.
2.37% (3 Month LIBOR USD + 1.23%, 1.23% Floor), 01/20/2029(1)(2)		3,487,257	3,447,805
BlueMountain CLO 2015-2 Ltd.
2.07% (3 Month LIBOR USD + 0.93%, 0.93% Floor), 07/18/2027(1)(2)		3,373,063	3,290,426
2.64% (3 Month LIBOR USD + 1.50%, 1.50% Floor), 07/18/2027(1)(2)		1,915,000	1,860,101
BMW Canada Auto Trust
2.15%, 10/20/2021(2)	CAD	939,177	694,166
BRE Grand Islander Timeshare Issuer 2019-A LLC
3.28%, 09/26/2033(2)		$2,608,915	2,596,608
California Republic Auto Receivables Trust 2017-1
3.76%, 12/15/2023		1,300,000	1,312,147
California Republic Auto Receivables Trust 2018-1
4.33%, 04/15/2025		2,050,000	2,096,611
Capital One Multi-Asset Execution Trust
1.99%, 07/17/2023		3,135,000	3,145,287
2.43%, 01/15/2025		8,440,000	8,730,580
Capitalsource Real Estate Loan Trust
2.24% (3 Month LIBOR USD + 0.39%), 01/20/2037(1)(2)		247,082	245,682
2.50% (3 Month LIBOR USD + 0.65%), 01/20/2037(1)(2)		3,400,000	3,223,846
2.60% (3 Month LIBOR USD + 0.75%), 01/20/2037(1)(2)		1,200,000	1,112,508
2.70% (3 Month LIBOR USD + 0.85%), 01/20/2037(1)(2)		700,000	649,827
Carlyle Global Market Strategies CLO 2015-3 Ltd.
1.89% (3 Month LIBOR USD + 1.00%), 07/28/2028(1)(2)		11,615,000	11,381,318
Carlyle Global Market Strategies Euro CLO 2016-2 DAC
0.87% (3 Month EURIBOR + 0.87%, 0.87% Floor), 01/18/2030(1)(2)	EUR	3,900,000	4,319,610
Carmax Auto Owner Trust 2019-2
3.41%, 10/15/2025		$2,055,000	2,050,208
Carmax Auto Owner Trust 2019-3
2.85%, 01/15/2026		1,120,000	1,131,361
Carmax Auto Owner Trust 2020-1
2.64%, 07/15/2026		2,380,000	2,335,780
Castlelake Aircraft Securitization Trust
3.97%, 07/15/2042		824,683	743,000
Castlelake Aircraft Securitization Trust 2018-1
4.13%, 06/15/2043(2)		5,878,963	5,459,115
CBAM 2019-9 Ltd.
2.50% (3 Month LIBOR USD + 1.28%, 1.28% Floor), 02/12/2030(1)(2)		9,410,000	9,257,087
Cent CLO 24 Ltd.
2.29% (3 Month LIBOR USD + 1.07%), 10/15/2026(1)(2)		19,150,000	18,927,611
Centex Home Equity Loan Trust 2005-B
0.83% (1 Month LIBOR USD + 0.65%, 0.43% Floor), 03/25/2035(1)		5,182,714	4,962,278
CHEC Loan Trust 2004-2
0.82% (1 Month LIBOR USD + 0.64%, 0.64% Floor), 06/25/2034(1)		1,144,705	1,084,090
CIFC Funding 2015-IV Ltd.
2.29% (3 Month LIBOR USD + 1.15%, 1.15% Floor), 10/20/2027(1)(2)		3,920,000	3,862,454
CIFC Funding 2015-V Ltd.
1.85% (3 Month LIBOR USD + 0.86%), 10/25/2027(1)(2)		2,990,000	2,937,209
Citibank Credit Card Issuance Trust
1.86%, 08/08/2022		2,060,000	2,062,890
Citigroup Mortgage Loan Trust 2007-AHL1
0.32% (1 Month LIBOR USD + 0.14%, 0.14% Floor), 12/25/2036(1)		2,510,349	2,478,888
Citigroup Mortgage Loan Trust, Inc.
0.78% (1 Month LIBOR USD + 0.60%, 0.60% Floor), 10/25/2035(1)		14,327,000	12,075,138
0.81% (1 Month LIBOR USD + 0.63%, 0.42% Floor), 02/25/2035(1)		2,520,098	2,387,664
1.08% (1 Month LIBOR USD + 0.90%, 0.60% Floor), 09/25/2035(1)		7,900,000	7,198,452
CNH Equipment Trust 2017-C
2.54%, 05/15/2025		60,000	60,568
Coinstar Funding LLC Series 2017-1
5.22%, 04/25/2047(2)		11,276,250	10,786,836
Cole Park CLO Ltd. 2015-1
2.19% (3 Month LIBOR USD + 1.05%), 10/20/2028(1)(2)		6,820,000	6,732,131

College Avenue Student Loans 2018-A LLC
1.38% (1 Month LIBOR USD + 1.20%), 12/26/2047(1)(2)		2,149,974	2,094,323
4.13%, 12/26/2047(2)		2,931,783	3,183,610
College Avenue Student Loans LLC
1.83% (1 Month LIBOR USD + 1.65%, 1.65% Floor), 11/26/2046(1)(2)		4,379,924	4,345,612
Colony American Finance 2015-1 Ltd.
4.83%, 10/15/2047(2)		725,000	726,526
Conseco Finance Securitizations Corp.
7.97%, 05/01/2032		733,953	247,916
8.06%, 09/01/2029(4)		13,034,752	4,756,087
8.31%, 05/01/2032(4)		8,504,715	2,995,291
Conseco Financial Corp.
7.70%, 05/15/2027(4)		6,434,955	6,225,250
Continental Airlines 2000-1 Class A-1 Pass Through Trust
8.05%, 11/01/2020		43	40
CoreVest American Finance 2018-1 Trust
3.80%, 06/15/2051(2)		1,518,878	1,565,383
Corevest American Finance 2019-3 Trust
2.71%, 10/15/2052(2)		2,746,780	2,817,698
3.16%, 10/15/2052(2)		1,470,000	1,449,399
Countrywide Asset-Backed Certificates
0.32% (1 Month LIBOR USD + 0.14%, 0.14% Floor), 08/25/2037(1)		285,688	253,249
0.35% (1 Month LIBOR USD + 0.17%, 0.17% Floor), 03/25/2037(1)		3,305,827	3,119,859
0.36% (1 Month LIBOR USD + 0.18%, 0.18% Floor), 06/25/2047(1)		40,053,819	36,914,849
0.40% (1 Month LIBOR USD + 0.22%, 0.22% Floor), 05/25/2047(1)		10,884,730	9,588,692
0.42% (1 Month LIBOR USD + 0.24%, 0.24% Floor), 03/25/2036(1)		2,624,550	2,335,391
0.43% (1 Month LIBOR USD + 0.25%, 0.25% Floor), 02/25/2036(1)		990,000	872,615
0.47% (1 Month LIBOR USD + 0.29%, 0.29% Floor), 06/25/2037(1)		8,448,500	7,695,273
0.57% (1 Month LIBOR USD + 0.39%, 0.39% Floor), 04/25/2036(1)		1,000,000	751,731
0.60% (1 Month LIBOR USD + 0.42%, 0.42% Floor), 06/25/2036(1)		2,000,000	1,718,595
0.67% (1 Month LIBOR USD + 0.49%, 0.49% Floor), 02/25/2036(1)		5,099,569	5,056,341
1.61% (1 Month LIBOR USD + 1.43%, 0.95% Floor), 06/25/2035(1)		6,788,429	6,664,426
CPS Auto Receivables Trust 2016-C
5.92%, 06/15/2022(2)		1,638,874	1,660,355
CPS Auto Receivables Trust 2017-C
3.79%, 06/15/2023(2)		1,530,000	1,553,497
CPS Auto Receivables Trust 2017-D
3.73%, 09/15/2023(2)		645,000	654,960
CPS Auto Receivables Trust 2018-B
4.26%, 03/15/2024(2)		1,715,000	1,748,603
CPS Auto Trust
4.53%, 01/17/2023(2)		1,465,000	1,483,442
Credit Acceptance Auto Loan Trust 2017-3
3.48%, 10/15/2026(2)		1,980,000	1,980,966
Credit Acceptance Auto Loan Trust 2018-1
3.77%, 06/15/2027(2)		2,255,000	2,280,800
Credit Acceptance Auto Loan Trust 2018-2
4.16%, 09/15/2027(2)		3,045,000	3,144,282
Credit Acceptance Auto Loan Trust 2018-3
4.04%, 12/15/2027(2)		3,110,000	3,192,906
Credit Acceptance Auto Loan Trust 2019-1
3.94%, 06/15/2028(2)		9,810,000	10,092,313
CVS Pass-Through Trust
6.94%, 01/10/2030		985,857	1,128,819
CWABS Asset-Backed Certificates Trust 2005-7
0.88% (1 Month LIBOR USD + 0.70%, 0.70% Floor), 11/25/2035(1)		678,216	673,291
CWABS Asset-Backed Certificates Trust 2007-12
0.92% (1 Month LIBOR USD + 0.74%, 0.74% Floor), 08/25/2047(1)		5,721,112	5,427,357
CWABS Revolving Home Equity Loan Trust Series 2004-T
0.42% (1 Month LIBOR USD + 0.24%, 0.24% Floor, 16.00% Cap), 02/15/2030(1)		7,270,026	7,089,124
DB Master Finance LLC
4.03%, 11/20/2047(2)		1,578,663	1,670,509
4.35%, 05/20/2049(2)		3,295,100	3,563,090
Delta Air Lines 2002-1 Class G-1 Pass Through Trust
6.72%, 01/02/2023		1,400,259	1,371,557
Denali Capital CLO X LLC
2.04% (3 Month LIBOR USD + 1.05%), 10/26/2027(1)(2)		6,500,000	6,412,029
Domino’s Pizza Master Issuer LLC
3.67%, 10/25/2049(2)		2,014,875	2,110,763
4.12%, 07/25/2048(2)		1,630,950	1,736,211
4.12%, 07/25/2047(2)		3,451,500	3,722,443
4.33%, 07/25/2048(2)		2,446,425	2,660,732
Drive Auto Receivables Trust
4.30%, 09/16/2024		3,195,000	3,288,250
Drive Auto Receivables Trust 2018-2
4.14%, 08/15/2024		1,715,000	1,759,409
Drive Auto Receivables Trust 2018-5
4.30%, 04/15/2026		2,685,000	2,799,041
Drive Auto Receivables Trust 2019-1
4.09%, 06/15/2026		3,590,000	3,659,674
Driven Brands Funding LLC
4.64%, 04/20/2049(2)		3,727,813	3,943,951
4.74%, 04/20/2048(2)		739,900	783,044
Dryden 30 Senior Loan Fund
1.21% (3 Month LIBOR USD + 0.82%), 11/15/2028(1)(2)		1,200,000	1,177,910
Dryden 46 Euro CLO 2016 BV
0.88% (3 Month EURIBOR + 0.88%, 0.88% Floor), 01/15/2030(1)(2)	EUR	3,700,000	4,098,773

Dryden XXVI Senior Loan Fund
2.12% (3 Month LIBOR USD + 0.90%), 04/15/2029(1)(2)		$4,500,000	4,416,480
DT Auto Owner Trust 2017-2
3.89%, 01/15/2023(2)		2,197,300	2,214,248
DT Auto Owner Trust 2018-2
4.15%, 03/15/2024(2)		1,435,000	1,467,165
DT Auto Owner Trust 2019-3
2.96%, 04/15/2025(2)		1,635,000	1,642,619
Earnest Student Loan Program 2017-A LLC
2.65%, 01/25/2041(2)		2,768,259	2,801,566
Eaton Vance CLO 2013-1 Ltd.
3.07% (3 Month LIBOR USD + 1.85%), 01/15/2028(1)(2)		6,855,000	6,730,493
ECAF I Ltd.
3.47%, 06/15/2040(2)		476,914	430,040
ECMC Group Student Loan Trust
1.18% (1 Month LIBOR USD + 1.00%), 07/25/2069(1)(2)		1,099,020	1,066,106
ECMC Group Student Loan Trust 2017-2
1.23% (1 Month LIBOR USD + 1.05%), 05/25/2067(1)(2)		8,029,610	7,917,059
ELFI Graduate Loan Program 2019-A LLC
2.54%, 03/25/2044(2)		4,616,778	4,731,799
Ellington Loan Acquisition Trust 2007-1
1.28% (1 Month LIBOR USD + 1.10%, 1.10% Floor), 05/25/2037(1)(2)		970,402	936,937
Euro Galaxy III CLO BV
0.75% (3 Month EURIBOR + 0.75%, 0.75% Floor), 01/17/2031(1)(2)	EUR	600,000	667,810
Exeter Automobile Receivables Trust 2018-1
3.53%, 11/15/2023(2)		$3,640,000	3,676,015
Fairstone Financial Issuance Trust I
3.95%, 03/21/2033(2)	CAD	9,840,000	7,114,793
Fieldstone Mortgage Investment Trust Series 2005-1
1.31% (1 Month LIBOR USD + 1.13%, 0.75% Floor, 12.25% Cap), 03/25/2035(1)		$3,044,452	3,013,635
Fieldstone Mortgage Investment Trust Series 2006-3
0.45% (1 Month LIBOR USD + 0.14%, 0.14% Floor, 12.25% Cap), 11/25/2036(1)		7,386,663	6,600,678
First Franklin Mortgage Loan Trust 2004-FF7
2.36% (1 Month LIBOR USD + 2.18%, 1.45% Floor), 09/25/2034(1)		854,074	822,427
First Franklin Mortgage Loan Trust 2006-FF16
0.39% (1 Month LIBOR USD + 0.21%, 0.21% Floor), 12/25/2036(1)		6,598,929	3,816,125
First Franklin Mortgage Loan Trust 2006-FF17
0.33% (1 Month LIBOR USD + 0.15%, 0.15% Floor), 12/25/2036(1)		4,961,431	4,364,626
First Investors Auto Owner Trust 2016-2
3.35%, 11/15/2022(2)		850,000	859,908
First Investors Auto Owner Trust 2017-2
3.56%, 09/15/2023(2)		975,000	991,247
First Investors Auto Owner Trust 2018-1
4.11%, 06/17/2024(2)		605,000	624,418
First Investors Auto Owner Trust 2019-2
2.71%, 12/15/2025(2)		1,254,000	1,275,532
Flagship Credit Auto Trust 2016-3
3.89%, 11/15/2022(2)		810,000	823,884
Flagship Credit Auto Trust 2017-1
4.23%, 05/15/2023(2)		260,000	266,136
Flagship Credit Auto Trust 2018-1
3.86%, 04/15/2024(2)		1,285,000	1,312,830
Flagship Credit Auto Trust 2018-2
4.23%, 09/16/2024(2)		1,580,000	1,629,573
Flagship Credit Auto Trust 2019-3
2.86%, 12/15/2025(2)		2,235,000	2,244,601
Flatiron CLO 2015-1 Ltd.
2.11% (3 Month LIBOR USD + 0.89%), 04/15/2027(1)(2)		3,266,360	3,231,717
Ford Auto Securitization Trust
2.47%, 02/15/2025(2)	CAD	4,925,000	3,649,492
2.55%, 09/15/2024(2)		5,725,000	4,248,080
Ford Credit Auto Owner Trust 2017-B
1.69%, 11/15/2021		$784,688	786,802
Ford Credit Auto Owner Trust 2017-C
2.01%, 03/15/2022		520,092	522,610
Ford Credit Auto Owner Trust 2018-A
3.16%, 10/15/2023		8,225,000	8,528,873
Ford Credit Auto Owner Trust 2019-REV1
3.52%, 07/15/2030(2)		9,385,000	10,039,764
Ford Credit Auto Owner Trust 2020-B
0.56%, 10/15/2024		10,520,000	10,546,300
Fremont Home Loan Trust 2004-C
1.16% (1 Month LIBOR USD + 0.98%, 0.65% Floor), 08/25/2034(1)		4,924,418	4,457,666
Fremont Home Loan Trust 2005-2
0.93% (1 Month LIBOR USD + 0.75%, 0.50% Floor), 06/25/2035(1)		4,870,441	4,754,664
Fremont Home Loan Trust 2005-C
1.11% (1 Month LIBOR USD + 0.93%, 0.62% Floor), 07/25/2035(1)		6,220,773	4,632,550
Gallatin CLO IX 2018-1 Ltd.
2.16% (3 Month LIBOR USD + 1.05%, 1.05% Floor), 01/21/2028(1)(2)		11,863,077	11,704,468
GCAT 2019-3 LLC
3.35%, 10/25/2049(2)(3)		1,954,074	1,904,115
GLS Auto Receivables Issuer Trust 2019-3
2.58%, 07/17/2023(2)		10,371,537	10,483,685
GLS Auto Receivables Issuer Trust 2020-1
2.17%, 02/15/2024(2)		10,901,211	11,024,058
GM Financial Automobile Leasing Trust 2018-1
3.11%, 12/20/2021		3,500,000	3,519,364

GM Financial Consumer Automobile 2017-1
2.45%, 07/17/2023(2)	100,000	100,797
GM Financial Consumer Automobile Receivables Trust 2017-3
1.97%, 05/16/2022(2)	2,780,466	2,793,878
2.33%, 03/16/2023(2)	155,000	156,657
GM Financial Consumer Automobile Receivables Trust 2018-2
3.31%, 12/18/2023	1,615,000	1,657,800
GM Financial Consumer Automobile Receivables Trust 2019-4
1.75%, 07/16/2024	5,540,000	5,652,369
2.04%, 02/18/2025	2,645,000	2,684,748
GMF Floorplan Owner Revolving Trust
3.06%, 04/15/2024(2)	3,180,000	3,153,593
3.30%, 04/15/2026(2)	6,875,000	6,832,902
GoldenTree Loan Opportunities IX Ltd.
1.95% (3 Month LIBOR USD + 1.11%, 1.11% Floor), 10/29/2029(1)(2)	11,000,000	10,836,023
GoldentTree Loan Management US CLO 1 Ltd.
2.09% (3 Month LIBOR USD + 0.95%, 0.95% Floor), 04/20/2029(1)(2)	9,600,000	9,451,354
Golub Capital Partners CLO 39B Ltd.
2.29% (3 Month LIBOR USD + 1.15%, 1.15% Floor), 10/20/2028(1)(2)	5,295,000	5,219,202
GreatAmerica Leasing Receivables Funding LLC Series 2018-1
2.99%, 06/17/2024(2)	1,685,000	1,702,270
Greystone Commercial Real Estate Notes 2019-FL2 Ltd.
1.36% (1 Month LIBOR USD + 1.18%, 1.18% Floor), 09/15/2037(1)(2)	1,900,000	1,843,000
GSAMP Trust 2005-AHL
1.16% (1 Month LIBOR USD + 0.98%, 0.65% Floor), 04/25/2035(1)	5,971,078	5,652,102
GSAMP Trust 2007-FM2
0.24% (1 Month LIBOR USD + 0.06%, 0.06% Floor), 01/25/2037(1)	2,000,290	1,243,802
Halcyon Loan Advisors Funding 2014-3 Ltd.
2.20% (3 Month LIBOR USD + 1.10%), 10/22/2025(1)(2)	348,892	346,783
Hardee’s Funding LLC
4.25%, 06/20/2048(2)	8,238,263	8,372,464
4.96%, 06/20/2048(2)	4,234,575	4,191,975
Harley Marine Financing LLC
5.68%, 05/15/2043(2)	931,973	839,885
Harvest SBA Loan Trust 2018-1
2.42% (1 Month LIBOR USD + 2.25%), 08/25/2044(1)(2)	7,966,235	7,631,312
Hilton Grand Vacations Trust 2017-A
2.66%, 12/26/2028(2)	158,499	156,418
2.96%, 12/26/2028(2)	72,045	66,562
Home Equity Asset Trust 2006-3
0.38% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 07/25/2036(1)	1,143,772	1,141,622
Home Equity Asset Trust 2007-1
0.29% (1 Month LIBOR USD + 0.11%, 0.11% Floor), 05/25/2037(1)	2,591,852	2,582,009
Home Partners of America 2019-1 Trust
3.41%, 09/17/2039(2)	1,374,279	1,357,276
Home Partners of America 2019-2 Trust
3.12%, 10/19/2039(2)	1,273,805	1,224,980
Honda Auto Receivables 2017-4 Owner Trust
2.05%, 11/22/2021	2,688,494	2,700,841
Honda Auto Receivables 2018-1 Owner Trust
2.64%, 02/15/2022	2,494,599	2,516,207
Honda Auto Receivables 2020-1 Owner Trust
1.61%, 04/22/2024	9,675,000	9,910,205
Horizon Aircraft Finance I Ltd.
4.46%, 12/15/2038(2)	4,969,600	4,483,722
Horizon Aircraft Finance II Ltd.
3.72%, 07/15/2039(2)	1,356,204	1,192,947
HPEFS Equipment Trust
2.00%, 07/22/2030(2)	1,030,000	1,029,794
HPEFS Equipment Trust 2019-1
2.49%, 09/20/2029(2)	970,000	967,953
HPEFS Equipment Trust 2020-1
2.26%, 02/20/2030(2)	1,900,000	1,833,661
Invitation Homes 2018-SFR1 Trust
2.19% (1 Month LIBOR USD + 2.00%), 03/17/2037(1)(2)	2,811,616	2,721,497
Invitation Homes 2018-SFR2 Trust
2.18% (1 Month LIBOR USD + 2.00%, 2.10% Floor), 06/17/2037(1)(2)	5,355,000	5,177,119
Invitation Homes 2018-SFR3 Trust
2.19% (1 Month LIBOR USD + 2.00%, 2.00% Floor), 07/17/2037(1)(2)	2,645,000	2,514,370
Invitation Homes 2018-SFR4 Trust
1.84% (1 Month LIBOR USD + 1.65%, 1.60% Floor), 01/17/2038(1)(2)	615,000	600,426
Jack In The Box Funding LLC
3.98%, 08/25/2049(2)	5,004,850	5,157,348
Jamestown CLO IV Ltd.
1.91% (3 Month LIBOR USD + 0.69%), 07/15/2026(1)(2)	2,785,043	2,767,425
Jimmy Johns Funding LLC
3.61%, 07/30/2047(2)	393,863	386,312
JP Morgan Mortgage Acquisition Corp. 2005-FRE1
0.61% (1 Month LIBOR USD + 0.43%, 0.43% Floor), 10/25/2035(1)	7,044,106	5,529,306
JP Morgan Mortgage Acquisition Corp. 2006-FRE2
0.54% (1 Month LIBOR USD + 0.36%, 0.36% Floor), 02/25/2036(1)	8,467,499	6,536,873
JP Morgan Mortgage Acquisition Trust 2006-CW1
0.47% (1 Month LIBOR USD + 0.29%, 0.29% Floor), 05/25/2036(1)	11,322,000	8,412,483
JP Morgan Mortgage Acquisition Trust 2006-WMC4
0.30% (1 Month LIBOR USD + 0.12%, 0.12% Floor), 12/25/2036(1)	23,892,487	13,452,197
0.33% (1 Month LIBOR USD + 0.15%, 0.15% Floor), 12/25/2036(1)	21,760,007	12,333,607

JP Morgan Mortgage Acquisition Trust 2007-CH3
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor), 03/25/2037(1)	29,750,000	28,766,757
Kestrel Aircraft Funding Ltd.
4.25%, 12/15/2038(2)	3,203,364	2,674,888
KKR CLO 13 Ltd.
1.98% (3 Month LIBOR USD + 0.80%, 0.80% Floor), 01/16/2028(1)(2)	2,691,828	2,639,973
Legacy Mortgage Asset Trust 2019-GS3
3.75%, 04/25/2059(2)(3)	2,617,433	2,657,227
Legacy Mortgage Asset Trust 2019-GS4
3.44%, 05/25/2059(2)(3)	222,941	222,525
Lehman XS Trust 2007-6
0.39% (1 Month LIBOR USD + 0.21%, 0.21% Floor), 05/25/2037(1)	11,891,016	9,700,026
Lendmark Funding Trust 2018-1
3.81%, 12/21/2026(2)	1,655,000	1,656,164
LoanCore 2019-CRE2 Issuer Ltd.
1.31% (1 Month LIBOR USD + 1.13%, 1.13% Floor), 05/15/2036(1)(2)	3,600,000	3,612,136
Long Beach Mortgage Loan Trust 2005-WL2
0.96% (1 Month LIBOR USD + 0.78%, 0.52% Floor), 08/25/2035(1)	10,000,000	9,227,847
Long Beach Mortgage Loan Trust 2006-WL1
0.81% (1 Month LIBOR USD + 0.63%, 0.42% Floor), 01/25/2046(1)	15,000,000	13,547,304
LP Credit Card ABS Master Trust
2.32% (1 Month LIBOR USD + 1.55%), 08/20/2024(1)(2)	4,349,425	4,420,412
Madison Park Funding XVIII Ltd.
2.30% (3 Month LIBOR USD + 1.19%), 10/21/2030(1)(2)	4,815,000	4,705,988
Madison Park Funding XXXIII Ltd.
2.55% (3 Month LIBOR USD + 1.33%, 1.33% Floor), 10/15/2032(1)(2)	4,180,000	4,075,550
Madison Park Funding XXXVII Ltd.
2.52% (3 Month LIBOR USD + 1.30%), 07/15/2032(1)(2)	2,965,000	2,889,819
Magnetite XVI Ltd.
2.34% (3 Month LIBOR USD + 1.20%), 01/18/2028(1)(2)	2,760,000	2,650,213
Magnetite XXI Ltd.
2.42% (3 Month LIBOR USD + 1.28%, 1.28% Floor), 04/20/2030(1)(2)	6,500,000	6,424,229
Magnetite XXIII Ltd.
2.29% (3 Month LIBOR USD + 1.30%, 1.30% Floor), 10/25/2032(1)(2)	1,255,000	1,234,841
MAPS 2018-1 Ltd.
4.21%, 05/15/2043(2)	6,542,769	5,719,293
MAPS 2019-1 Ltd.
4.46%, 03/15/2044(2)	1,678,805	1,477,104
Mariner Finance Issuance Trust 2018-A
4.20%, 11/20/2030(2)	5,575,000	5,580,759
Marlette Funding Trust 2019-4
2.39%, 12/17/2029(2)	2,353,704	2,362,812
MASTR Asset Backed Securities Trust 2004-WMC1
0.96% (1 Month LIBOR USD + 0.78%, 0.52% Floor), 02/25/2034(1)	1,574,388	1,548,162
MASTR Specialized Loan Trust
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor), 02/25/2036(1)(2)	847,412	799,576
Merlin Aviation Holdings DAC
4.50%, 12/15/2032(2)(3)	236,496	202,597
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2
0.42% (1 Month LIBOR USD + 0.24%, 0.24% Floor), 05/25/2037(1)	2,708,062	1,870,164
METAL 2017-1 LLC
4.58%, 10/15/2042(2)	3,212,691	2,328,708
Mill City Mortgage Loan Trust 2016-1
2.50%, 04/25/2057(2)(4)	172,683	174,680
Mill City Mortgage Loan Trust 2017-2
2.75%, 07/25/2059(2)(4)	409,496	419,505
Mill City Mortgage Loan Trust 2018-1
3.25%, 05/25/2062(2)(4)	4,606,647	4,795,516
Mill City Mortgage Loan Trust 2018-2
3.75%, 05/25/2058(2)(4)	494,254	518,590
Mill City Mortgage Loan Trust 2018-3
3.50%, 08/25/2058(2)(4)	2,394,064	2,528,552
MMAF Equipment Finance LLC 2018-A
3.39%, 01/10/2025(2)	1,180,000	1,232,759
Morgan Stanley ABS Capital I, Inc. Trust 2005-WMC2
1.11% (1 Month LIBOR USD + 0.93%, 0.62% Floor), 02/25/2035(1)	1,568,504	1,400,319
Morgan Stanley ABS Capital I, Inc. Trust 2006-HE8
0.31% (1 Month LIBOR USD + 0.13%, 0.13% Floor), 10/25/2036(1)	651,383	557,340
Morgan Stanley Capital I, Inc. Trust 2006-HE1
0.47% (1 Month LIBOR USD + 0.29%, 0.29% Floor), 01/25/2036(1)	10,417,583	10,050,348
Morgan Stanley Mortgage Loan Trust 2006-15XS
6.20%, 11/25/2036(3)	13,900,295	5,258,626
Morgan Stanley Mortgage Loan Trust 2007-8XS
0.71% (1 Month LIBOR USD + 0.53%, 0.53% Floor, 6.25% Cap), 04/25/2037(1)	23,542,162	10,452,353
0.72% (1 Month LIBOR USD + 0.54%, 0.54% Floor, 6.26% Cap), 04/25/2037(1)	2,273,331	1,010,150
Mountain View CLO 2014-1 Ltd.
2.02% (3 Month LIBOR USD + 0.80%, 0.80% Floor), 10/15/2026(1)(2)	5,298,209	5,227,345
Mountain View CLO 2017-1 LLC
2.27% (3 Month LIBOR USD + 1.09%, 1.09% Floor), 10/16/2029(1)(2)	11,100,000	10,778,000
Mountain View CLO X Ltd.
2.13% (3 Month LIBOR USD + 0.82%, 0.82% Floor), 10/13/2027(1)(2)	1,186,268	1,165,025
MVW Owner Trust 2015-1
2.52%, 12/20/2032(2)	339,801	336,828
MVW Owner Trust 2017-1
2.75%, 12/20/2034(2)	88,493	85,947
Nassau 2017-I Ltd.
2.37% (3 Month LIBOR USD + 1.15%), 10/15/2029(1)(2)	15,200,000	14,911,610

National Collegiate Student Loan Trust 2004-2
0.66% (1 Month LIBOR USD + 0.48%), 12/26/2033(1)		6,611,170	6,035,074
National Collegiate Student Loan Trust 2005-3
0.55% (1 Month LIBOR USD + 0.29%), 10/25/2033(1)(2)		11,032,941	10,056,808
Navient Private Education Loan Trust 2017-A
2.88%, 12/16/2058(2)		555,972	564,584
3.91%, 12/16/2058(2)		440,000	447,991
Navient Private Education Loan Trust 2018-B
3.61%, 12/15/2059(2)		2,112,127	2,159,770
Navient Private Education Refi Loan Trust 2018-A
3.19%, 02/18/2042(2)		4,231,204	4,330,735
Navient Private Education Refi Loan Trust 2018-C
3.52%, 06/16/2042(2)		1,300,000	1,341,494
Navient Private Education Refi Loan Trust 2019-F
2.60%, 08/15/2068(2)		6,965,000	7,156,349
Navient Private Education Refi Loan Trust 2019-G
2.40%, 10/15/2068(2)		2,070,913	2,111,440
Navient Private Education Refi Loan Trust 2020-B
2.12%, 01/15/2069(2)		5,635,000	5,723,915
Navient Private Education Refi Loan Trust 2020-C
2.15%, 11/15/2068(2)		4,795,000	4,852,472
2.83%, 11/15/2068(2)		4,665,000	4,512,834
Navient Private Education Refi Loan Trust 2020-D
1.69%, 05/15/2069(2)		16,300,000	16,362,033
Navient Student Loan Trust 2014-2
0.82% (1 Month LIBOR USD + 0.64%), 03/25/2083(1)		728,787	697,748
Navient Student Loan Trust 2014-3
0.80% (1 Month LIBOR USD + 0.62%), 03/25/2083(1)		285,559	272,557
Navient Student Loan Trust 2016-1
0.88% (1 Month LIBOR USD + 0.70%), 02/25/2070(1)(2)		2,915,766	2,762,694
Navient Student Loan Trust 2016-2
1.68% (1 Month LIBOR USD + 1.50%), 06/25/2065(1)(2)		6,200,000	6,169,942
Navient Student Loan Trust 2017-1
1.33% (1 Month LIBOR USD + 1.15%), 07/26/2066(1)(2)		4,730,000	4,606,545
Navient Student Loan Trust 2017-3
1.23% (1 Month LIBOR USD + 1.05%), 07/26/2066(1)(2)		5,000,000	4,827,485
Navient Student Loan Trust 2018-2
0.93% (1 Month LIBOR USD + 0.75%), 03/25/2067(1)(2)		15,000,000	14,198,901
Navient Student Loan Trust 2018-4
0.43% (1 Month LIBOR USD + 0.25%), 06/27/2067(1)(2)		587,638	586,945
Navient Student Loan Trust 2018-EA
4.00%, 12/15/2059(2)		2,790,000	2,906,192
Nelnet Student Loan Trust 2014-2
1.03% (1 Month LIBOR USD + 0.85%), 07/27/2037(1)(2)		4,250,000	3,942,442
Nelnet Student Loan Trust 2020-1
0.92% (1 Month LIBOR USD + 0.74%, 0.74% Floor), 03/26/2068(1)(2)		2,529,133	2,489,979
Neuberger Berman CLO XIX Ltd.
2.37% (3 Month LIBOR USD + 1.15%, 1.15% Floor), 07/15/2027(1)(2)		3,010,000	2,895,638
New Century Home Equity Loan Trust 2005-1
0.86% (1 Month LIBOR USD + 0.68%, 0.45% Floor, 12.50% Cap), 03/25/2035(1)		12,349,373	12,037,839
New Century Home Equity Loan Trust 2005-3
0.95% (1 Month LIBOR USD + 0.77%, 0.51% Floor, 12.50% Cap), 07/25/2035(1)		3,381,793	3,373,366
Nissan Auto Receivables 2017-B Owner Trust
1.75%, 10/15/2021		677,680	679,340
Nissan Auto Receivables 2017-C Owner Trust
2.12%, 04/18/2022		3,454,001	3,476,174
Nissan Auto Receivables 2018-A Owner Trust
2.65%, 05/16/2022		1,897,484	1,913,621
Nissan Auto Receivables 2018-B Owner Trust
3.06%, 03/15/2023		5,354,034	5,464,243
Nissan Auto Receivables 2019-C Owner Trust
1.93%, 07/15/2024		3,320,000	3,412,615
Nissan Auto Receivables 2020-B Owner Trust
0.55%, 07/15/2024		5,470,000	5,468,906
Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2006-HE1
0.59% (1 Month LIBOR USD + 0.41%, 0.41% Floor), 02/25/2036(1)		3,677,828	3,633,003
OAK Hill European Credit Partners V Designated Activity Co
0.72% (3 Month EURIBOR + 0.72%, 0.72% Floor), 02/21/2030(1)(2)	EUR	34,900,000	38,778,760
Ocean Trails CLO VI
2.37% (3 Month LIBOR USD + 1.15%, 1.15% Floor), 07/15/2028(1)(2)		$497,004	489,175
OCP CLO 2014-7 Ltd.
2.26% (3 Month LIBOR USD + 1.12%), 07/20/2029(1)(2)		14,635,000	14,393,991
OCP CLO 2020-19 Ltd.
2.07% (3 Month LIBOR USD + 1.75%, 1.75% Floor), 07/20/2031(1)(2)		3,735,000	3,734,526
Octagon Investment Partners 29 Ltd.
2.20% (3 Month LIBOR USD + 1.18%), 01/24/2033(1)(2)		7,880,000	7,720,012
Octagon Investment Partners XXIII Ltd.
2.07% (3 Month LIBOR USD + 0.85%), 07/15/2027(1)(2)		3,231,997	3,188,162
2.42% (3 Month LIBOR USD + 1.20%), 07/15/2027(1)(2)		1,685,000	1,613,276
OFSI Fund VII Ltd.
2.04% (3 Month LIBOR USD + 0.90%), 10/18/2026(1)(2)		524,900	522,529
OneMain Financial Issuance Trust 2015-3
4.16%, 11/20/2028(2)		710,000	707,516
OneMain Financial Issuance Trust 2016-1
4.57%, 02/20/2029(2)		498,855	499,476
OneMain Financial Issuance Trust 2017-1
3.35%, 09/14/2032(2)		1,645,000	1,621,262
Onemain Financial Issuance Trust 2018-1
4.08%, 03/14/2029(2)		1,220,000	1,148,554

OneMain Financial Issuance Trust 2019-1
4.22%, 02/14/2031(2)		3,360,000	3,184,251
OneMain Financial Issuance Trust 2020-A
4.83%, 05/14/2032(2)		3,780,000	3,939,951
Option One Mortgage Loan Trust 2005-2
0.84% (1 Month LIBOR USD + 0.66%, 0.44% Floor), 05/25/2035(1)		500,853	497,521
Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4
0.84% (1 Month LIBOR USD + 0.66%, 0.44% Floor), 11/25/2035(1)		2,321,407	2,314,278
Option One Mortgage Loan Trust 2006-1
0.40% (1 Month LIBOR USD + 0.22%, 0.22% Floor), 01/25/2036(1)		5,623,486	5,552,010
0.48% (1 Month LIBOR USD + 0.30%, 0.30% Floor), 01/25/2036(1)		16,603,582	16,184,372
Option One Mortgage Loan Trust 2006-3
0.32% (1 Month LIBOR USD + 0.14%, 0.14% Floor), 02/25/2037(1)		20,948,152	15,142,801
OSAT 2020-RPL1 Trust
3.07%, 12/26/2059(2)(3)		2,955,139	2,984,752
OSCAR US Funding Trust V
2.99%, 12/15/2023(2)		289,948	291,975
Oscar US Funding XI LLC
2.49%, 08/10/2022(2)		525,728	529,342
OZLM VII Ltd.
2.14% (3 Month LIBOR USD + 1.01%, 1.01% Floor), 07/17/2029(1)(2)		7,303,928	7,087,542
OZLM VIII Ltd.
2.30% (3 Month LIBOR USD + 1.17%, 1.17% Floor), 10/17/2029(1)(2)		2,900,702	2,836,982
2.93% (3 Month LIBOR USD + 1.80%, 1.80% Floor), 10/17/2029(1)(2)		2,955,000	2,792,723
Ozlme BV
0.82% (3 Month EURIBOR + 0.82%, 0.82% Floor), 01/18/2030(1)(2)	EUR	1,200,000	1,303,151
Palmer Square CLO 2015-1 Ltd.
2.62% (3 Month LIBOR USD + 2.25%), 05/21/2029(1)(2)		$4,975,000	4,866,789
Palmer Square Loan Funding 2019-4 Ltd.
1.92% (3 Month LIBOR USD + 0.90%, 0.90% Floor), 10/24/2027(1)(2)		1,562,624	1,533,661
Penarth Master Issuer Plc
0.64% (1 Month LIBOR USD + 0.45%), 09/18/2022(1)(2)		4,725,000	4,714,535
Planet Fitness Master Issuer LLC
3.86%, 12/05/2049(2)		388,050	334,290
4.26%, 09/05/2048(2)		10,139,400	10,183,608
Prestige Auto Receivables Trust 2018-1
3.75%, 10/15/2024(2)		2,765,000	2,824,920
Progress Residential 2018-SFR3 Trust
4.43%, 10/17/2035(2)		2,430,000	2,502,345
Progress Residential 2019-SFR1 Trust
4.17%, 08/17/2035(2)		1,190,000	1,231,195
Progress Residential 2019-SFR2 Trust
3.79%, 05/17/2036(2)		2,165,000	2,224,710
Progress Residential 2019-SFR4 Trust
3.14%, 10/17/2036(2)		1,915,000	1,947,786
PRPM 2019-3 LLC
3.35%, 07/25/2024(2)(3)		1,470,886	1,478,611
PRPM 2019-4 LLC
3.35%, 11/25/2024(2)(3)		2,641,203	2,643,509
PRPM 2020-1 LLC
2.98%, 02/25/2025(2)(3)		1,866,690	1,854,982
RASC Series 2005-KS10 Trust
0.62% (1 Month LIBOR USD + 0.44%, 0.44% Floor, 14.00% Cap), 11/25/2035(1)		9,749,801	9,634,318
RASC Series 2006-KS9 Trust
0.34% (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap), 11/25/2036(1)		3,819,877	3,771,114
RASC Series 2007-KS3 Trust
0.52% (1 Month LIBOR USD + 0.34%, 0.34% Floor, 14.00% Cap), 04/25/2037(1)		31,155,046	28,155,884
Rockford Tower CLO 2019-2 Ltd.
1.71% (3 Month LIBOR USD + 1.33%, 1.33% Floor), 08/20/2032(1)(2)		13,850,000	13,501,848
Santander Drive Auto Receivables Trust 2017-1
2.58%, 05/16/2022		6,049	6,055
Santander Drive Auto Receivables Trust 2018-2
3.88%, 02/15/2024		1,160,000	1,183,213
Santander Drive Auto Receivables Trust 2018-3
4.07%, 08/15/2024		3,770,000	3,858,435
Santander Drive Auto Receivables Trust 2018-4
3.98%, 12/15/2025		3,390,000	3,480,638
Santander Drive Auto Receivables Trust 2018-5
4.19%, 12/16/2024		3,070,000	3,160,929
Santander Drive Auto Receivables Trust 2019-1
3.65%, 04/15/2025		11,435,000	11,761,920
Santander Drive Auto Receivables Trust 2019-3
2.68%, 10/15/2025		4,095,000	4,087,190
Santander Drive Auto Receivables Trust 2020-1
5.35%, 03/15/2028		6,795,000	7,211,373
Santander Retail Auto Lease Trust 2017-A
2.96%, 11/21/2022(2)		1,000,000	1,002,142
Santander Retail Auto Lease Trust 2019-B
3.31%, 06/20/2024(2)		6,610,000	6,647,143
Santander Retail Auto Lease Trust 2019-C
2.88%, 06/20/2024(2)		10,280,000	10,236,417
Saxon Asset Securities Trust 2006-1
0.65% (1 Month LIBOR USD + 0.47%, 0.31% Floor, 12.25% Cap), 03/25/2036(1)		1,938,873	1,852,692
Saxon Asset Securities Trust 2007-2
0.38% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 05/25/2047(1)		26,055,127	23,087,255
Saxon Asset Securities Trust 2007-3
0.49% (1 Month LIBOR USD + 0.31%, 0.31% Floor), 09/25/2037(1)		27,473,834	25,672,902

Securitized Asset Backed Receivables LLC Trust 2004-OP1
0.95% (1 Month LIBOR USD + 0.77%, 0.51% Floor), 02/25/2034(1)	5,549,754	5,366,122
Securitized Asset Backed Receivables LLC Trust 2006-CB5
0.32% (1 Month LIBOR USD + 0.14%, 0.14% Floor), 06/25/2036(1)	5,262,862	3,828,667
Shackleton 2016-IX CLO Ltd.
2.27% (3 Month LIBOR USD + 1.13%, 1.13% Floor), 10/20/2028(1)(2)	1,497,605	1,474,746
Sierra Timeshare 2016-2 Receivables Funding LLC
2.33%, 07/20/2033(2)	134,882	134,840
Sierra Timeshare 2019-1 Receivables Funding LLC
3.20%, 01/20/2036(2)	1,714,766	1,748,192
Sierra Timeshare Conduit Receivables Funding LLC
2.91%, 03/20/2034(2)	94,136	93,503
S-Jets 2017-1 Ltd.
3.97%, 08/15/2042(2)	14,048,489	12,429,676
SLC Student Loan Trust 2005-2
0.47% (3 Month LIBOR USD + 0.16%), 12/15/2039(1)	4,900,000	4,600,292
SLC Student Loan Trust 2005-3
0.46% (3 Month LIBOR USD + 0.15%), 12/15/2039(1)	5,000,000	4,535,640
SLM Private Credit Student Loan Trust 2003-B
0.00%, 03/15/2033(4)	2,554,000	2,447,904
SLM Student Loan Trust 2003-7
1.51% (3 Month LIBOR USD + 1.20%, 1.20% Floor), 12/15/2033(1)(2)	9,111,384	8,792,419
SLM Student Loan Trust 2004-3
1.54% (3 Month LIBOR USD + 0.55%, 0.55% Floor), 10/25/2064(1)(2)	16,685,361	15,853,721
SLM Student Loan Trust 2005-4
1.16% (3 Month LIBOR USD + 0.17%), 07/25/2040(1)	11,000,000	10,121,189
SLM Student Loan Trust 2006-2
1.16% (3 Month LIBOR USD + 0.17%), 01/25/2041(1)	3,605,600	3,329,533
SLM Student Loan Trust 2006-10
1.21% (3 Month LIBOR USD + 0.22%), 03/25/2044(1)	2,040,893	1,777,183
SLM Student Loan Trust 2007-2
1.16% (3 Month LIBOR USD + 0.17%), 07/25/2025(1)	6,950,000	5,415,892
SLM Student Loan Trust 2007-3
1.05% (3 Month LIBOR USD + 0.06%), 01/25/2022(1)	3,418,104	3,293,983
SLM Student Loan Trust 2007-7
1.32% (3 Month LIBOR USD + 0.33%), 01/25/2022(1)	2,497,870	2,360,517
SLM Student Loan Trust 2008-2
1.74% (3 Month LIBOR USD + 0.75%), 04/25/2023(1)	8,207,673	7,657,968
SLM Student Loan Trust 2008-5
2.69% (3 Month LIBOR USD + 1.70%, 1.70% Floor), 07/25/2023(1)	4,257,024	4,187,693
2.84% (3 Month LIBOR USD + 1.85%, 1.85% Floor), 07/25/2073(1)	7,350,000	6,656,701
SLM Student Loan Trust 2008-6
2.09% (3 Month LIBOR USD + 1.10%), 07/25/2023(1)	12,610,620	11,997,566
SLM Student Loan Trust 2008-7
1.89% (3 Month LIBOR USD + 0.90%), 07/25/2023(1)	9,872,250	9,334,433
SLM Student Loan Trust 2012-1
1.13% (1 Month LIBOR USD + 0.95%, 0.95% Floor), 09/25/2028(1)	12,060,518	11,431,449
SLM Student Loan Trust 2012-2
0.88% (1 Month LIBOR USD + 0.70%), 01/25/2029(1)	14,074,116	13,074,186
SLM Student Loan Trust 2012-7
0.83% (1 Month LIBOR USD + 0.65%, 0.65% Floor), 05/26/2026(1)	4,742,991	4,337,265
1.98% (1 Month LIBOR USD + 1.80%, 1.80% Floor), 09/25/2043(1)	2,220,000	1,843,252
SLM Student Loan Trust 2014-1
0.78% (1 Month LIBOR USD + 0.60%), 02/26/2029(1)	2,961,151	2,710,168
SMART ABS Series 2016-2US Trust
2.05%, 12/14/2022	1,830,549	1,834,321
SMB Private Education Loan Trust 2014-A
3.05%, 05/15/2026(2)	145,013	146,378
SMB Private Education Loan Trust 2015-B
1.93% (1 Month LIBOR USD + 1.75%), 05/17/2032(1)(2)	1,685,000	1,699,691
2.98%, 07/15/2027(2)	117,708	119,682
SMB Private Education Loan Trust 2015-C
3.50%, 09/15/2043(2)	1,295,000	1,346,715
SMB Private Education Loan Trust 2016-A
2.70%, 05/15/2031(2)	274,878	281,097
SMB Private Education Loan Trust 2016-B
2.43%, 02/17/2032(2)	1,548,165	1,582,086
SMB Private Education Loan Trust 2016-C
2.34%, 09/15/2034(2)	481,101	488,688
SMB Private Education Loan Trust 2017-A
2.88%, 09/15/2034(2)	1,349,903	1,396,376
SMB Private Education Loan Trust 2017-B
2.82%, 10/15/2035(2)	2,653,744	2,732,647
SMB Private Education Loan Trust 2018-B
0.90% (1 Month LIBOR USD + 0.72%), 01/15/2037(1)(2)	1,846,052	1,802,658
3.60%, 01/15/2037(2)	5,597,265	5,817,063
4.00%, 07/15/2042(2)	285,000	281,813
SMB Private Education Loan Trust 2018-C
3.63%, 11/15/2035(2)	6,696,575	7,016,287
4.00%, 11/17/2042(2)	770,000	778,223
SMB Private Education Loan Trust 2019-A
3.44%, 07/15/2036(2)	2,190,000	2,289,077
SMB Private Education Loan Trust 2019-B
2.84%, 06/15/2037(2)	7,675,000	7,926,847
SMB Private Education Loan Trust 2020-A
2.23%, 09/15/2037(2)	3,090,000	3,147,415

SoFi Consumer Loan Program 2017-3 LLC
2.77%, 05/25/2026(2)		1,833,735	1,844,530
SoFi Consumer Loan Program 2017-4 LLC
2.50%, 05/26/2026(2)		2,358,192	2,380,778
SoFi Consumer Loan Program 2017-6 LLC
3.52%, 11/25/2026(2)		1,765,000	1,768,478
SoFi Consumer Loan Program 2018-2 Trust
3.79%, 04/26/2027(2)		2,210,000	2,277,358
SoFi Consumer Loan Program 2018-3 Trust
4.02%, 08/25/2027(2)		1,375,000	1,395,055
SoFi Consumer Loan Program 2018-4 Trust
4.17%, 11/26/2027(2)		2,745,000	2,717,607
SoFi Consumer Loan Program 2019-1 Trust
3.73%, 02/25/2028(2)		5,690,000	5,655,589
SoFi Consumer Loan Program 2019-2 Trust
3.01%, 04/25/2028(2)		4,931,613	4,996,310
3.46%, 04/25/2028(2)		3,145,000	3,152,212
SoFi Consumer Loan Program 2019-3 Trust
3.35%, 05/25/2028(2)		5,965,000	5,920,863
SoFi Consumer Loan Program 2020-1 Trust
2.02%, 01/25/2029(2)		6,491,626	6,560,458
SoFi Professional Loan Program 2015-B LLC
3.52%, 03/25/2036(2)		229,731	232,864
SoFi Professional Loan Program 2015-C LLC
2.51%, 08/25/2033(2)		300,341	302,767
3.58%, 08/25/2036(2)		248,257	250,683
SoFi Professional Loan Program 2015-D LLC
3.59%, 10/26/2037(2)		555,356	563,114
SoFi Professional Loan Program 2016-B LLC
3.80%, 04/25/2037(2)		195,000	199,761
SoFi Professional Loan Program 2016-C LLC
3.35%, 05/25/2037(2)(4)		310,000	316,453
SoFi Professional Loan Program 2016-D LLC
3.23%, 01/25/2039(2)(4)		490,000	492,685
SoFi Professional Loan Program 2016-E LLC
3.44%, 07/25/2040(2)(4)		1,600,000	1,649,542
SoFi Professional Loan Program 2017-A LLC
4.43%, 03/26/2040(2)(4)		165,000	172,316
SoFi Professional Loan Program 2017-C LLC
0.78% (1 Month LIBOR USD + 0.60%), 07/25/2040(1)(2)		2,140,197	2,130,003
SoFi Professional Loan Program 2017-D LLC
2.65%, 09/25/2040(2)		3,319,669	3,403,297
SoFi Professional Loan Program 2017-E LLC
4.16%, 11/26/2040(2)		695,000	728,907
SoFi Professional Loan Program 2017-F LLC
3.62%, 01/25/2041(2)		1,405,000	1,465,246
SoFi Professional Loan Program 2018-C Trust
4.13%, 01/25/2048(2)		1,875,000	1,927,496
SoFi Professional Loan Program 2018-D Trust
3.12%, 02/25/2048(2)		2,715,139	2,733,822
Sofi Professional Loan Program 2019-B LLC
2.78%, 08/17/2048(2)		486,662	489,816
Sound Point Clo XIV Ltd.
2.19% (3 Month LIBOR USD + 1.15%), 01/23/2029(1)(2)		3,400,000	3,323,571
Southwick Park CLO LLC
2.44% (3 Month LIBOR USD + 1.30%), 07/20/2032(1)(2)		11,400,000	11,195,324
SpringCastle Funding Asset-Backed Notes 2019-A
3.20%, 05/27/2036(2)		10,070,967	10,179,750
Springleaf Funding Trust 2017-A
2.68%, 07/15/2030(2)		7,900,000	7,892,854
3.86%, 07/15/2030(2)		1,270,000	1,230,523
Sprite 2017-1 Ltd.
4.25%, 12/15/2037(2)		922,618	759,503
St Paul’s CLO VI DAC
0.85% (3 Month EURIBOR + 0.85%, 0.85% Floor), 08/20/2030(1)(2)	EUR	38,000,000	42,139,058
Stack Infrastructure Issuer LLC Series 2019-1
4.54%, 02/25/2044(2)		$7,345,733	7,691,446
Structured Adjustable Rate Mortgage Loan Trust
3.68%, 02/25/2035(4)		6,305,502	6,056,017
Structured Asset Investment Loan Trust 2004-8
1.08% (1 Month LIBOR USD + 0.90%, 0.60% Floor), 09/25/2034(1)		865,360	818,601
Structured Asset Mortgage Investments II Trust 2007-AR3
0.37% (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap), 09/25/2047(1)		26,134,312	23,722,071
Structured Asset Securities Corp. Mortgage Loan Trust 2007-WF2
1.18% (1 Month LIBOR USD + 1.00%, 1.00% Floor), 08/25/2037(1)		533,531	528,503
STWD 2019-FL1 Ltd.
1.26% (1 Month LIBOR USD + 1.08%, 1.08% Floor), 07/15/2038(1)(2)		3,600,000	3,512,250
Symphony CLO XVII Ltd.
2.10% (3 Month LIBOR USD + 0.88%), 04/15/2028(1)(2)		4,030,000	3,977,263
Synchrony Credit Card Master Note Trust
2.62%, 09/15/2023		650,000	650,605
3.36%, 03/15/2024		2,835,000	2,853,043
Taco Bell Funding LLC
4.32%, 11/25/2048(2)		11,312,725	11,553,460
TCI-Flatiron CLO 2016-1 Ltd.
2.35% (3 Month LIBOR USD + 1.22%, 1.22% Floor), 07/17/2028(1)(2)		1,800,000	1,778,549
THL Credit Wind River 2016-1 CLO Ltd.
2.87% (3 Month LIBOR USD + 1.65%), 07/15/2028(1)(2)		1,320,000	1,291,265
3.32% (3 Month LIBOR USD + 2.10%), 07/15/2028(1)(2)		1,395,000	1,321,440

Tikehau CLO II BV
0.88% (3 Month EURIBOR + 0.88%, 0.88% Floor), 12/07/2029(1)(2)	EUR	2,300,000	2,544,209
Towd Point Mortgage Trust 2015-2
2.50%, 11/25/2060(2)(4)		$1,378,408	1,388,410
Towd Point Mortgage Trust 2015-3
3.00%, 03/25/2054(2)(4)		85,462	86,106
Towd Point Mortgage Trust 2015-4
2.75%, 04/25/2055(2)(4)		120,134	121,067
3.75%, 04/25/2055(2)(4)		960,000	1,018,744
Towd Point Mortgage Trust 2015-5
2.75%, 05/25/2055(2)(4)		128,134	128,993
Towd Point Mortgage Trust 2016-1
2.75%, 02/25/2055(2)(4)		618,132	625,471
3.00%, 02/25/2055(2)(4)		197,267	201,783
Towd Point Mortgage Trust 2016-2
2.75%, 08/25/2055(2)(4)		136,354	139,497
Towd Point Mortgage Trust 2016-3
2.25%, 04/25/2056(2)(4)		191,711	192,804
Towd Point Mortgage Trust 2016-4
2.25%, 07/25/2056(2)(4)		422,232	426,041
Towd Point Mortgage Trust 2017-1
2.75%, 10/25/2056(2)(4)		368,608	377,180
3.75%, 10/25/2056(2)(4)		6,315,000	6,731,600
Towd Point Mortgage Trust 2017-2
2.75%, 04/25/2057(2)(4)		170,985	173,995
Towd Point Mortgage Trust 2017-4
3.25%, 06/25/2057(2)(4)		2,465,000	2,511,891
Towd Point Mortgage Trust 2017-5
0.78% (1 Month LIBOR USD + 0.60%), 02/25/2057(1)(2)		508,628	504,059
1.68% (1 Month LIBOR USD + 1.50%), 02/25/2057(1)(2)		3,310,000	3,043,868
Towd Point Mortgage Trust 2018-3
3.75%, 05/25/2058(2)(4)		6,257,940	6,718,250
Towd Point Mortgage Trust 2018-4
3.00%, 06/25/2058(2)(4)		1,015,000	1,025,551
Towd Point Mortgage Trust 2018-SJ1
4.00%, 10/25/2058(2)(4)		2,231,671	2,251,792
Towd Point Mortgage Trust 2019-1
3.75%, 03/25/2058(2)(4)		11,130,032	11,981,356
Towd Point Mortgage Trust 2019-2
3.75%, 12/25/2058(2)(4)		6,860,000	6,958,984
Towd Point Mortgage Trust 2019-MH1
3.00%, 11/25/2058(2)(4)		552,207	562,649
Towd Point Mortgage Trust 2019-SJ1
4.17%, 11/25/2058(2)(4)		6,100,000	6,199,690
Towd Point Mortgage Trust 2019-SJ2
4.50%, 11/25/2058(2)(4)		12,971,000	13,084,234
Towd Point Mortgage Trust 2019-SJ3
3.00%, 11/25/2059(2)(4)		5,925,877	6,019,498
Toyota Auto Receivables 2017-B Owner Trust
1.76%, 07/15/2021		1,871,524	1,874,253
Toyota Auto Receivables 2017-C Owner Trust
1.78%, 11/15/2021		1,497,060	1,502,087
Tralee CLO V Ltd.
2.25% (3 Month LIBOR USD + 1.11%, 1.11% Floor), 10/20/2028(1)(2)		2,000,000	1,968,268
Tricon American Homes 2019-SFR1 Trust
3.20%, 03/17/2038(2)		1,270,000	1,269,856
Upstart Securitization Trust 2019-2
2.90%, 09/20/2029(2)		337,387	338,758
Upstart Securitization Trust 2019-3
2.68%, 01/21/2030(2)		5,215,500	5,251,669
Upstart Securitization Trust 2020-1
2.32%, 04/22/2030(2)		2,840,311	2,842,440
Venture XIV CLO Ltd.
1.40% (3 Month LIBOR USD + 1.03%, 1.03% Floor), 08/28/2029(1)(2)		15,300,000	14,986,717
Venture Xxv Clo Ltd.
2.37% (3 Month LIBOR USD + 1.23%), 04/20/2029(1)(2)		25,570,000	25,158,118
Vericrest Opportunity Loan Trust 2019-NPL5
3.35%, 09/25/2049(2)(3)		5,689,968	5,692,026
Vericrest Opportunity Loan Trust 2019-NPL8
3.28%, 11/25/2049(2)(3)		5,668,948	5,662,614
Vericrest Opportunity Loan Trust 2020-NPL2
2.98%, 02/25/2050(2)(3)		2,991,103	2,962,579
Verizon Owner Trust 2017-3
2.53%, 04/20/2022(2)		1,360,000	1,368,479
Verizon Owner Trust 2018-1
3.20%, 09/20/2022(2)		1,105,000	1,121,930
VOLT LXXXIII LLC
3.33%, 11/26/2049(2)(3)		2,209,807	2,205,936
VOLT LXXXV LLC
3.23%, 01/25/2050(2)(3)		5,009,154	4,978,119
WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust
3.59%, 02/25/2037(4)		9,282,332	8,623,958
WAVE 2017-1 Trust
3.84%, 11/15/2042(2)		2,185,759	1,904,299

Wellfleet CLO 2017-2A Ltd.
2.20% (3 Month LIBOR USD + 1.06%), 10/20/2029(1)(2)		6,900,000	6,718,357
Westlake Automobile Receivables Trust 2018-2
4.00%, 01/16/2024(2)		1,540,000	1,565,418
Westlake Automobile Receivables Trust 2018-3
4.00%, 10/16/2023(2)		1,215,000	1,239,583
Westlake Automobile Receivables Trust 2019-1
3.67%, 03/15/2024(2)		6,545,000	6,737,666
Wingstop Funding 2018-1 LLC
4.97%, 12/05/2048(2)		945,450	985,537
World Omni Auto Receivables Trust
1.64%, 08/17/2026		3,190,000	3,176,711
World Omni Select Auto Trust 2019-A
2.17%, 12/15/2025		4,785,000	4,855,021
Zais CLO 1 Ltd.
2.37% (3 Month LIBOR USD + 1.15%), 04/15/2028(1)(2)		14,720,375	14,530,983

Total Asset-Backed Obligations (Cost: $2,282,680,338)			2,226,097,210

Corporate Bonds – 36.94%
Basic Materials – 0.92%
ABJA Investment Co. Pte Ltd.
5.45%, 01/24/2028		4,800,000	4,430,356
Anglo American Capital Plc
4.00%, 09/11/2027(2)		1,000,000	1,068,930
4.13%, 09/27/2022(2)		3,883,000	4,048,600
4.50%, 03/15/2028(2)		19,220,000	21,076,520
5.38%, 04/01/2025(2)		450,000	508,250
ArcelorMittal SA
4.55%, 03/11/2026		5,950,000	6,009,028
6.13%, 06/01/2025		565,000	613,159
Arconic Corp.
6.00%, 05/15/2025(2)		463,000	476,311
6.13%, 02/15/2028(2)		1,275,000	1,274,681
Ashland Services BV
2.00%, 01/30/2028(2)	EUR	625,000	651,279
Braskem Netherlands Finance BV
4.50%, 01/31/2030(2)		$3,735,000	3,417,525
Celulosa Arauco y Constitucion SA
3.88%, 11/02/2027		860,000	877,200
CF Industries, Inc.
4.50%, 12/01/2026(2)		5,145,000	5,657,728
Corp. Nacional del Cobre de Chile
3.15%, 01/14/2030		2,456,000	2,553,110
3.63%, 08/01/2027		300,000	321,106
DuPont de Nemours, Inc.
3.77%, 11/15/2020		6,165,000	6,235,263
Equate Petrochemical BV
4.25%, 11/03/2026		6,910,000	7,285,420
First Quantum Minerals Ltd.
6.50%, 03/01/2024(2)		200,000	188,500
6.88%, 03/01/2026(2)		200,000	189,500
FMC Corp.
3.45%, 10/01/2029		1,850,000	2,005,570
4.50%, 10/01/2049		1,025,000	1,217,149
Glencore Finance Canada Ltd.
4.95%, 11/15/2021(2)		1,170,000	1,221,106
Glencore Funding LLC
3.88%, 10/27/2027(2)		11,555,000	12,282,037
4.00%, 04/16/2025(2)		4,450,000	4,835,719
4.00%, 03/27/2027(2)		1,000,000	1,071,606
4.13%, 03/12/2024(2)		4,920,000	5,273,021
4.88%, 03/12/2029(2)		8,160,000	9,253,953
Huntsman International LLC
5.13%, 11/15/2022		1,797,000	1,903,639
ICL Group Ltd.
6.38%, 05/31/2038(2)		10,200,000	12,099,045
Indonesia Asahan Aluminium Persero PT
6.53%, 11/15/2028		200,000	236,006
6.53%, 11/15/2028(2)		1,200,000	1,416,037
6.76%, 11/15/2048		834,000	1,013,447
International Flavors & Fragrances, Inc.
5.00%, 09/26/2048		7,265,000	8,472,844
LYB International Finance III LLC
4.20%, 10/15/2049		4,050,000	4,375,591
Minmetals Bounteous Finance BVI Ltd.
3.50%, 07/30/2020		3,400,000	3,404,610
Newcrest Finance Pty Ltd.
3.25%, 05/13/2030(2)		2,260,000	2,412,976
Newmont Corp.
3.70%, 03/15/2023		430,000	445,338
Orbia Advance Corp. SAB de CV
4.00%, 10/04/2027(2)		1,255,000	1,287,956
Steel Dynamics, Inc.
3.25%, 01/15/2031		200,000	203,256
3.45%, 04/15/2030		7,590,000	7,932,519
Suzano Austria GmbH
5.00%, 01/15/2030		3,465,000	3,510,045
6.00%, 01/15/2029		5,035,000	5,431,557

Syngenta Finance NV
3.93%, 04/23/2021(2)		7,942,000	8,019,307
4.44%, 04/24/2023(2)		200,000	209,911
4.89%, 04/24/2025(2)		550,000	578,222
5.18%, 04/24/2028(2)		500,000	533,252
Vale Overseas Ltd.
6.25%, 08/10/2026		1,299,000	1,527,949
6.88%, 11/21/2036		1,132,000	1,478,958
6.88%, 11/10/2039		316,000	412,383
Vale SA
3.75%, 01/10/2023	EUR	400,000	462,886
Westlake Chemical Corp.
1.63%, 07/17/2029		2,025,000	2,171,016
3.60%, 08/15/2026		$1,925,000	2,036,683
Yara International ASA
3.15%, 06/04/2030(2)		2,130,000	2,214,343

Total Basic Materials			177,832,403

Communications – 5.17%
Altice Financing SA
2.25%, 01/15/2025(2)	EUR	2,700,000	2,836,276
3.00%, 01/15/2028		4,700,000	4,844,813
5.00%, 01/15/2028(2)		$2,700,000	2,682,072
Altice France SA
5.50%, 01/15/2028(2)		4,815,000	4,863,150
7.38%, 05/01/2026(2)		1,400,000	1,461,516
8.13%, 02/01/2027(2)		700,000	766,500
Amazon.com, Inc.
2.50%, 06/03/2050		10,675,000	10,796,436
AT&T, Inc.
2.30%, 06/01/2027		13,163,000	13,590,185
2.75%, 06/01/2031		34,109,000	35,285,294
3.50%, 06/01/2041		6,608,000	6,939,601
3.65%, 06/01/2051		10,820,000	11,287,304
3.80%, 02/15/2027		2,235,000	2,516,803
3.85%, 06/01/2060		5,797,000	6,143,647
4.30%, 02/15/2030		9,820,000	11,472,807
4.35%, 03/01/2029		14,507,000	16,911,067
4.35%, 06/15/2045		10,531,000	11,846,533
4.50%, 05/15/2035		1,637,000	1,942,018
4.50%, 03/09/2048		34,524,000	40,512,172
4.55%, 03/09/2049		4,090,000	4,820,257
4.75%, 05/15/2046		9,050,000	10,717,047
4.80%, 06/15/2044		9,060,000	10,725,369
4.85%, 03/01/2039		10,680,000	12,877,508
4.90%, 08/15/2037		650,000	778,603
5.15%, 11/15/2046		3,055,000	3,841,630
5.25%, 03/01/2037		11,282,000	13,945,817
Baidu, Inc.
2.88%, 07/06/2022		5,105,000	5,228,792
3.88%, 09/29/2023		11,655,000	12,403,406
Bharti Airtel Ltd.
4.38%, 06/10/2025		225,000	232,199
Booking Holdings, Inc.
4.10%, 04/13/2025		1,940,000	2,179,749
4.50%, 04/13/2027		7,250,000	8,322,716
4.63%, 04/13/2030		10,865,000	12,706,777
British Telecommunications Plc
3.25%, 11/08/2029(2)		4,870,000	5,308,830
C&W Senior Financing DAC
6.88%, 09/15/2027(2)		200,000	198,098
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 08/15/2030(2)		12,407,000	12,661,343
4.50%, 05/01/2032(2)		185,000	187,312
5.38%, 06/01/2029(2)		2,466,000	2,601,630
CenturyLink, Inc.
4.00%, 02/15/2027(2)		1,158,000	1,120,863
Charter Communications Operating LLC
3.70%, 04/01/2051		7,915,000	7,699,383
4.91%, 07/23/2025		11,097,000	12,725,279
5.38%, 04/01/2038		980,000	1,193,318
6.48%, 10/23/2045		1,515,000	2,012,893
Charter Communications Operating LLC / Charter Communications Operating Capital
2.34% (3 Month LIBOR USD + 1.65%), 02/01/2024(1)		402,000	403,292
2.80%, 04/01/2031		6,185,000	6,266,826
3.75%, 02/15/2028		30,000	32,697
4.46%, 07/23/2022		8,518,000	9,081,706
4.50%, 02/01/2024		3,510,000	3,883,507
4.80%, 03/01/2050		7,125,000	8,075,511
5.75%, 04/01/2048		4,240,000	5,276,256
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/2024		1,730,000	1,604,800
Comcast Corp.
2.80%, 01/15/2051		9,160,000	9,361,691
3.15%, 03/01/2026		4,440,000	4,968,106
3.25%, 11/01/2039		4,650,000	5,158,857
3.30%, 02/01/2027		12,230,000	13,712,027
3.38%, 08/15/2025		4,345,000	4,837,940

4.70%, 10/15/2048		9,000,000	12,078,461
CommScope, Inc.
6.00%, 03/01/2026(2)		2,205,000	2,260,125
7.13%, 07/01/2028(2)		1,940,000	1,935,344
Connect Finco SARL / Connect US Finco LLC
6.75%, 10/01/2026(2)		646,000	610,470
Cox Communications, Inc.
3.15%, 08/15/2024(2)		3,400,000	3,658,285
4.50%, 06/30/2043(2)		950,000	1,122,121
4.70%, 12/15/2042(2)		810,000	999,771
4.80%, 02/01/2035(2)		8,725,000	10,971,035
Crown Castle Towers LLC
3.22%, 05/15/2022(2)		700,000	711,677
3.66%, 05/15/2025(2)		1,300,000	1,386,754
CSC Holdings LLC
4.13%, 12/01/2030(2)		200,000	198,262
4.63%, 12/01/2030(2)		200,000	194,272
5.38%, 02/01/2028(2)		530,000	553,850
5.50%, 04/15/2027(2)		2,300,000	2,393,150
6.50%, 02/01/2029(2)		1,316,000	1,437,730
Discovery Communications LLC
3.95%, 03/20/2028		8,250,000	9,217,218
5.00%, 09/20/2037		5,630,000	6,661,671
DISH DBS Corp.
6.75%, 06/01/2021		4,250,000	4,329,687
eBay, Inc.
2.60%, 07/15/2022		2,279,000	2,356,311
2.70%, 03/11/2030		2,400,000	2,522,551
4.00%, 07/15/2042		720,000	783,389
Expedia Group, Inc.
3.25%, 02/15/2030		7,960,000	7,418,511
5.00%, 02/15/2026		4,395,000	4,523,508
6.25%, 05/01/2025(2)		5,885,000	6,283,952
7.00%, 05/01/2025(2)		2,729,000	2,836,666
Fox Corp.
3.05%, 04/07/2025		2,085,000	2,256,199
3.50%, 04/08/2030		2,805,000	3,131,584
4.71%, 01/25/2029		2,585,000	3,104,625
Frontier Communications Corp.
8.00%, 04/01/2027(2)(5)		864,000	876,960
Globo Comunicacao e Participacoes SA
4.88%, 01/22/2030(2)		5,800,000	5,234,500
iHeartCommunications, Inc.
5.25%, 08/15/2027(2)		1,710,000	1,637,325
6.38%, 05/01/2026		5,266,000	5,213,340
8.38%, 05/01/2027		6,299,000	5,772,215
Intelsat Connect Finance SA
9.50%, 02/15/2023(2)(5)		710,000	177,500
Intelsat Jackson Holdings SA
5.50%, 08/01/2023(5)		960,000	546,912
8.00%, 02/15/2024(2)(5)		10,156,000	10,300,012
8.50%, 10/15/2024(2)(5)		11,280,000	6,782,100
9.75%, 07/15/2025(2)(5)		15,687,000	9,636,524
Intelsat Luxembourg SA
7.75%, 06/01/2021(5)		8,455,000	549,575
Interpublic Group of Cos, Inc.
3.50%, 10/01/2020		1,130,000	1,137,485
3.75%, 10/01/2021		200,000	207,359
4.00%, 03/15/2022		216,000	225,236
Koninklijke KPN NV
8.38%, 10/01/2030		2,750,000	4,022,432
Level 3 Financing, Inc.
4.63%, 09/15/2027(2)		2,216,000	2,232,620
5.38%, 08/15/2022		820,000	820,394
5.38%, 01/15/2024		600,000	604,500
5.38%, 05/01/2025		1,474,000	1,505,322
Netflix, Inc.
4.63%, 05/15/2029	EUR	4,100,000	5,105,162
4.88%, 04/15/2028		$145,000	155,044
4.88%, 06/15/2030(2)		1,005,000	1,073,712
5.38%, 11/15/2029(2)		481,000	528,302
5.50%, 02/15/2022		300,000	312,825
Nokia OYJ
3.38%, 06/12/2022		280,000	285,589
4.38%, 06/12/2027		4,255,000	4,495,918
Radiate Holdco LLC / Radiate Finance, Inc.
6.88%, 02/15/2023(2)		20,000	20,250
Sirius XM Radio, Inc.
4.63%, 07/15/2024(2)		275,000	282,310
5.00%, 08/01/2027(2)		1,385,000	1,420,761
5.38%, 04/15/2025(2)		265,000	272,155
5.38%, 07/15/2026(2)		510,000	526,697
5.50%, 07/01/2029(2)		115,000	121,644
Sprint Capital Corp.
6.88%, 11/15/2028		150,000	182,805
Sprint Communications, Inc.
6.00%, 11/15/2022		4,570,000	4,820,116

7.00%, 08/15/2020		12,097,000	12,148,896
11.50%, 11/15/2021		700,000	775,250
Sprint Corp.
7.13%, 06/15/2024		200,000	225,828
7.25%, 09/15/2021		19,338,000	20,272,992
7.63%, 03/01/2026		137,000	161,711
7.88%, 09/15/2023		701,000	789,501
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36%, 09/20/2021(2)		5,564,688	5,632,465
4.74%, 03/20/2025(2)		27,610,000	29,887,825
5.15%, 03/20/2028(2)		17,736,000	20,396,400
Telefonica Emisiones SA
5.46%, 02/16/2021		168,000	172,958
5.52%, 03/01/2049		21,095,000	27,732,190
Time Warner Cable LLC
4.00%, 09/01/2021		370,000	379,853
4.50%, 09/15/2042		13,975,000	15,008,890
5.50%, 09/01/2041		11,204,000	13,475,486
5.88%, 11/15/2040		6,491,000	7,994,313
T-Mobile USA, Inc.
2.05%, 02/15/2028(2)		2,720,000	2,721,278
2.55%, 02/15/2031(2)		22,825,000	22,905,344
3.50%, 04/15/2025(2)		2,640,000	2,877,653
3.75%, 04/15/2027(2)		13,155,000	14,595,473
3.88%, 04/15/2030(2)		46,138,000	51,424,031
4.50%, 02/01/2026		1,238,000	1,252,806
4.50%, 04/15/2050(2)		2,560,000	3,015,552
4.75%, 02/01/2028		3,143,000	3,319,102
6.00%, 03/01/2023		876,000	879,539
6.00%, 04/15/2024		329,000	336,139
6.50%, 01/15/2024		1,045,000	1,067,677
Tower Bersama Infrastructure Tbk PT
4.25%, 01/21/2025		2,900,000	2,884,994
Turk Telekomunikasyon AS
6.88%, 02/28/2025(2)		8,000,000	8,412,640
United Group BV
4.88%, 07/01/2024(2)	EUR	200,000	222,435
4.88%, 07/01/2024		8,300,000	9,231,053
Univision Communications, Inc.
5.13%, 05/15/2023(2)		$6,215,000	6,271,308
5.13%, 02/15/2025(2)		7,686,000	7,239,290
6.63%, 06/01/2027(2)		6,678,000	6,377,490
Verizon Communications, Inc.
4.52%, 09/15/2048		8,235,000	10,882,256
4.67%, 03/15/2055		1,494,000	2,029,964
4.75%, 11/01/2041		685,000	905,347
5.01%, 04/15/2049		2,985,000	4,161,435
ViacomCBS, Inc.
3.70%, 08/15/2024		1,500,000	1,629,542
4.20%, 05/19/2032		3,375,000	3,744,294
4.38%, 03/15/2043		1,650,000	1,724,815
4.95%, 01/15/2031		10,430,000	12,196,949
ViaSat, Inc.
5.63%, 09/15/2025(2)		175,000	167,563
5.63%, 04/15/2027(2)		105,000	107,494
Virgin Media Secured Finance Plc
5.50%, 08/15/2026(2)		1,285,000	1,314,478
5.50%, 05/15/2029(2)		6,899,000	7,270,787
Vodafone Group Plc
4.25%, 09/17/2050		6,885,000	8,066,389
4.38%, 05/30/2028		8,820,000	10,487,618
4.88%, 06/19/2049		6,963,000	8,724,512
5.00%, 05/30/2038		5,045,000	6,338,740
5.25%, 05/30/2048		15,065,000	19,822,079
VTR Comunicaciones SpA
5.13%, 01/15/2028(2)		2,810,000	2,867,605
Walt Disney Co.
2.65%, 01/13/2031		5,465,000	5,791,558
3.60%, 01/13/2051		11,500,000	12,787,280
Ziggo BV
5.50%, 01/15/2027(2)		6,005,000	6,102,821

Total Communications			1,004,084,897

Consumer, Cyclical – 2.97%
1011778 BC ULC / New Red Finance, Inc.
4.25%, 05/15/2024(2)		132,000	132,234
5.75%, 04/15/2025(2)		690,000	724,500
Air Canada 2013-1 Class B Pass Through Trust
5.38%, 05/15/2021(2)		212,770	191,775
Air Canada 2015-2 Class B Pass Through Trust
5.00%, 12/15/2023(2)		1,538,467	1,286,704
Air Canada 2017-1 Class B Pass Through Trust
3.70%, 01/15/2026(2)		12,618,452	9,988,156
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(2)		1,545,000	1,564,312
Alimentation Couche-Tard, Inc.
2.70%, 07/26/2022(2)		995,000	1,018,583
3.55%, 07/26/2027(2)		3,000,000	3,218,927

3.80%, 01/25/2050(2)		4,513,000	4,676,342
America West Airlines 2001-1 Pass Through Trust
7.10%, 04/02/2021		742,423	622,955
American Airlines 2013-1 Class A Pass Through Trust
4.00%, 07/15/2025		1,352,176	1,032,277
American Airlines 2015-2 Class B Pass Through Trust
4.40%, 09/22/2023		8,224,355	5,849,750
American Airlines 2016-1 Class AA Pass Through Trust
3.58%, 01/15/2028		508,203	491,683
American Airlines 2016-1 Class B Pass Through Trust
5.25%, 01/15/2024		424,217	280,626
American Airlines 2016-2 Class B Pass Through Trust
4.38%, 06/15/2024(2)		3,329,100	2,315,206
American Airlines 2016-3 Class B Pass Through Trust
3.75%, 10/15/2025		6,547,841	4,632,908
American Airlines 2017-2 Class AA Pass Through Trust
3.35%, 10/15/2029		731,240	685,466
American Airlines 2017-2 Class B Pass Through Trust
3.70%, 10/15/2025		7,060,420	4,904,271
American Airlines 2019-1 Class B Pass Through Trust
3.85%, 02/15/2028		11,350,702	7,946,276
Aramark Services, Inc.
6.38%, 05/01/2025(2)		85,000	87,774
AutoNation, Inc.
3.35%, 01/15/2021		770,000	773,343
4.75%, 06/01/2030		1,030,000	1,115,893
AutoZone, Inc.
3.63%, 04/15/2025		5,645,000	6,307,847
4.00%, 04/15/2030		8,465,000	9,782,025
BMW Finance NV
2.25%, 08/12/2022(2)		7,300,000	7,531,981
BMW US Capital LLC
3.10%, 04/12/2021(2)		5,495,000	5,584,097
3.25%, 08/14/2020(2)		14,250,000	14,297,450
British Airways 2019-1 Class A Pass Through Trust
3.35%, 06/15/2029(2)		3,281,335	2,707,038
CD&R Smokey Buyer, Inc.
6.75%, 07/15/2025(2)		385,000	400,361
Choice Hotels International, Inc.
5.75%, 07/01/2022		3,000,000	3,191,820
Churchill Downs, Inc.
4.75%, 01/15/2028(2)		2,652,000	2,559,180
5.50%, 04/01/2027(2)		4,997,000	4,860,082
Colt Merger Sub, Inc.
6.25%, 07/01/2025(2)		7,328,000	7,270,842
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 04/19/2022		3,760,009	3,526,596
Continental Airlines 2012-2 Class A Pass Through Trust
4.00%, 10/29/2024		1,547,997	1,412,218
Daimler Finance North America LLC
1.29% (3 Month LIBOR USD + 0.90%), 02/15/2022(1)(2)		8,420,000	8,320,013
2.55%, 08/15/2022(2)		4,700,000	4,820,848
2.70%, 06/14/2024(2)		500,000	516,840
3.00%, 02/22/2021(2)		2,210,000	2,236,572
3.88%, 09/15/2021(2)		850,000	876,102
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 08/10/2022		23,787	23,322
Delta Air Lines, Inc.
3.40%, 04/19/2021		350,000	340,371
3.63%, 03/15/2022		3,757,000	3,558,630
7.00%, 05/01/2025(2)		6,960,000	7,184,586
Diamond Resorts International, Inc.
7.75%, 09/01/2023(2)		4,234,000	4,054,055
Dillard’s, Inc.
7.00%, 12/01/2028		380,000	379,259
7.75%, 07/15/2026		135,000	143,513
7.75%, 05/15/2027		85,000	89,699
Dollar General Corp.
3.50%, 04/03/2030		3,125,000	3,500,437
DR Horton, Inc.
4.38%, 09/15/2022		10,658,000	11,322,207
Emirates Airline
4.50%, 02/06/2025		2,857,080	2,735,751
FCE Bank Plc
1.88%, 06/24/2021	EUR	300,000	329,278
Ferguson Finance Plc
3.25%, 06/02/2030(2)		$5,220,000	5,346,623
Ford Motor Credit Co. LLC
0.08% (3 Month EURIBOR + 0.37%), 12/01/2021(1)(6)	EUR	610,000	642,060
0.19% (3 Month EURIBOR + 0.43%), 05/14/2021(1)(6)		220,000	237,998
0.99% (3 Month LIBOR USD + 0.43%), 11/02/2020(1)		$3,110,000	3,076,465
1.58% (3 Month LIBOR USD + 1.27%), 03/28/2022(1)		350,000	327,269
1.63% (3 Month LIBOR USD + 1.24%), 02/15/2023(1)		500,000	443,816
1.74%, 07/19/2024	EUR	1,200,000	1,212,531
2.18% (3 Month LIBOR USD + 0.81%), 04/05/2021(1)		$400,000	383,907
2.19% (3 Month LIBOR USD + 0.88%), 10/12/2021(1)		3,390,000	3,216,764
2.34%, 11/02/2020		7,795,000	7,736,537

3.16%, 08/04/2020		2,420,000	2,405,359
3.20%, 01/15/2021		3,750,000	3,693,750
3.22%, 01/09/2022		3,950,000	3,842,204
3.34%, 03/18/2021		12,400,000	12,272,404
3.34%, 03/28/2022		4,740,000	4,584,528
3.35%, 11/01/2022		845,000	809,324
3.55%, 10/07/2022		4,200,000	4,074,840
3.81%, 10/12/2021		4,810,000	4,744,103
5.09%, 01/07/2021		315,000	314,701
5.75%, 02/01/2021		2,865,000	2,878,408
Gap, Inc.
8.38%, 05/15/2023(2)		1,225,000	1,333,719
8.63%, 05/15/2025(2)		5,413,000	5,731,014
8.88%, 05/15/2027(2)		2,759,000	2,959,028
General Motors Co.
1.21% (3 Month LIBOR USD + 0.90%), 09/10/2021(1)		3,000,000	2,967,000
5.20%, 04/01/2045		3,485,000	3,370,258
6.25%, 10/02/2043		65,000	69,053
6.60%, 04/01/2036		975,000	1,060,102
6.80%, 10/01/2027(16)		516,000	601,201
General Motors Financial Co., Inc.
0.15% (3 Month EURIBOR + 0.55%), 03/26/2022(1)(6)	EUR	450,000	482,300
2.17% (3 Month LIBOR USD + 0.85%), 04/09/2021(1)		$10,375,000	10,313,103
3.15%, 06/30/2022		3,715,000	3,779,670
3.20%, 07/13/2020		6,992,000	6,995,291
3.20%, 07/06/2021		3,525,000	3,565,642
3.45%, 04/10/2022		1,470,000	1,498,943
3.55%, 04/09/2021		32,590,000	32,983,434
4.00%, 10/06/2026		1,900,000	1,972,321
4.20%, 03/01/2021		1,655,000	1,677,005
4.20%, 11/06/2021		2,110,000	2,163,906
4.30%, 07/13/2025		540,000	562,675
4.35%, 04/09/2025		1,530,000	1,614,786
4.38%, 09/25/2021		8,020,000	8,236,974
5.10%, 01/17/2024		13,185,000	14,093,387
Harley-Davidson Financial Services, Inc.
2.85%, 01/15/2021(2)		3,287,000	3,304,169
Hasbro, Inc.
3.00%, 11/19/2024		4,910,000	5,141,505
3.55%, 11/19/2026		2,270,000	2,398,787
Hyundai Capital America
1.11% (3 Month LIBOR USD + 0.80%), 09/18/2020(1)(2)		1,170,000	1,167,504
2.38%, 02/10/2023(2)		4,575,000	4,621,395
InterContinental Hotels Group Plc
2.13%, 08/24/2026	GBP	400,000	469,686
2.13%, 05/15/2027	EUR	200,000	216,085
Las Vegas Sands Corp.
3.20%, 08/08/2024		$1,200,000	1,194,853
3.50%, 08/18/2026		1,965,000	1,959,433
Latam Airlines 2015-1 Pass Through Trust A
4.20%, 11/15/2027		2,647,488	2,263,603
Latam Airlines 2015-1 Pass Through Trust B
4.50%, 11/15/2023		384,001	194,880
Lennar Corp.
4.75%, 11/29/2027		4,275,000	4,638,375
4.88%, 12/15/2023		510,000	538,050
Live Nation Entertainment, Inc.
4.75%, 10/15/2027(2)		1,819,000	1,564,722
Magna International, Inc.
4.15%, 10/01/2025		665,000	746,504
Marriott International, Inc.
4.63%, 06/15/2030		1,174,000	1,220,608
Marriott Ownership Resorts, Inc.
6.13%, 09/15/2025(2)		590,000	603,275
McDonald’s Corp.
3.63%, 09/01/2049		3,335,000	3,695,970
Melco Resorts Finance Ltd.
5.38%, 12/04/2029(2)		2,900,000	2,884,457
5.63%, 07/17/2027(2)		400,000	403,984
MGM China Holdings Ltd.
5.25%, 06/18/2025(2)		2,100,000	2,142,000
5.88%, 05/15/2026(2)		700,000	720,790
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50%, 06/20/2027(2)		4,860,000	4,872,150
Mitchells & Butlers Finance Plc
0.76% (3 Month LIBOR USD + 0.45%), 12/15/2030(1)		9,104,550	8,014,414
6.01%, 12/15/2028	GBP	309,723	407,304
Mitsubishi Corp.
2.63%, 07/14/2022		$200,000	205,911
Nissan Motor Acceptance Corp.
1.90%, 09/14/2021(2)		650,000	638,259
2.20% (3 Month LIBOR USD + 0.89%), 01/13/2022(1)(2)		791,000	760,270
3.15%, 03/15/2021(2)		400,000	398,813
3.65%, 09/21/2021(2)		300,000	300,728
NVR, Inc.
3.00%, 05/15/2030		527,000	550,691
Panasonic Corp.
2.54%, 07/19/2022(2)		985,000	1,013,452

PetSmart, Inc.
5.88%, 06/01/2025(2)		172,000	172,323
QVC, Inc.
4.38%, 03/15/2023		4,322,000	4,321,568
4.45%, 02/15/2025		482,000	472,505
4.85%, 04/01/2024		3,107,000	3,127,506
5.13%, 07/02/2022		4,255,000	4,296,699
Rite Aid Corp.
6.13%, 04/01/2023(2)		1,911,000	1,858,448
Royal Caribbean Cruises Ltd.
10.88%, 06/01/2023(2)		3,439,000	3,533,785
11.50%, 06/01/2025(2)		5,306,000	5,531,097
Sands China Ltd.
3.80%, 01/08/2026(2)		1,200,000	1,233,012
4.38%, 06/18/2030(2)		1,000,000	1,040,320
4.60%, 08/08/2023		4,200,000	4,421,760
5.13%, 08/08/2025		1,600,000	1,733,296
5.40%, 08/08/2028		2,000,000	2,207,560
Southwest Airlines Co.
4.75%, 05/04/2023		611,000	630,896
5.13%, 06/15/2027		1,458,000	1,511,571
5.25%, 05/04/2025		516,000	544,318
Southwest Airlines Co. 2007-1 Pass Through Trust
6.65%, 08/01/2022		68,160	67,306
Staples, Inc.
7.50%, 04/15/2026(2)		111,000	87,218
Starbucks Corp.
2.25%, 03/12/2030		310,000	322,003
3.80%, 08/15/2025		5,465,000	6,159,071
Toyota Motor Credit Corp.
2.65%, 04/12/2022		17,580,000	18,212,001
2.95%, 04/13/2021		14,545,000	14,826,521
Toyota Motor Finance Netherlands BV
2.76%, 04/26/2021		1,500,000	1,515,353
United Airlines 2018-1 Class A Pass Through Trust
3.70%, 03/01/2030		597,137	476,111
United Airlines 2018-1 Class B Pass Through Trust
4.60%, 03/01/2026		5,932,557	4,444,710
United Airlines 2019-2 Class A Pass Through Trust
2.90%, 05/01/2028		1,495,000	1,230,415
United Airlines 2019-2 Class AA Pass Through Trust
2.70%, 05/01/2032		930,000	834,675
US Airways 2011-1 Class A Pass Through Trust
7.13%, 10/22/2023		1,408,374	1,173,974
US Airways 2013-1 Class A Pass Through Trust
3.95%, 11/15/2025		1,396,963	1,155,620
Vail Resorts, Inc.
6.25%, 05/15/2025(2)		330,000	345,263
Volkswagen Bank GmbH
0.06% (3 Month EURIBOR + 0.42%), 06/15/2021(1)(6)	EUR	1,400,000	1,561,056
0.63%, 09/08/2021		7,500,000	8,401,393
1.88%, 01/31/2024		300,000	344,827
Volkswagen Group of America Finance LLC
1.16% (3 Month LIBOR USD + 0.86%), 09/24/2021(1)(2)		$4,300,000	4,284,729
1.20% (3 Month LIBOR USD + 0.77%), 11/13/2020(1)(2)		8,300,000	8,304,881
1.37% (3 Month LIBOR USD + 0.94%), 11/12/2021(1)(2)		8,300,000	8,274,360
2.50%, 09/24/2021(2)		2,350,000	2,387,496
2.70%, 09/26/2022(2)		6,040,000	6,239,564
2.85%, 09/26/2024(2)		2,640,000	2,777,764
3.20%, 09/26/2026(2)		2,970,000	3,179,573
3.35%, 05/13/2025(2)		1,455,000	1,562,237
4.00%, 11/12/2021(2)		8,800,000	9,161,064
4.63%, 11/13/2025(2)		6,525,000	7,418,237
Volkswagen Leasing GmbH
0.11% (3 Month EURIBOR + 0.45%), 07/06/2021(1)(6)	EUR	400,000	445,826
1.63%, 08/15/2025		3,095,000	3,508,229
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024		$2,550,000	2,807,256
4.80%, 11/18/2044		926,000	1,002,358
Wyndham Destinations, Inc.
3.90%, 03/01/2023		1,170,000	1,092,254
4.25%, 03/01/2022		40,000	39,308
5.40%, 04/01/2024		72,000	69,480
5.75%, 04/01/2027		6,035,000	5,808,688
6.35%, 10/01/2025		1,120,000	1,131,570
Wynn Macau Ltd.
5.13%, 12/15/2029(2)		600,000	582,000
5.50%, 01/15/2026(2)		2,600,000	2,568,254
5.50%, 10/01/2027(2)		2,000,000	1,980,000
Yum! Brands, Inc.
4.75%, 01/15/2030(2)		750,000	761,250
7.75%, 04/01/2025(2)		1,870,000	2,017,263

Total Consumer, Cyclical			578,127,833

Consumer, Non-cyclical – 6.27%
AA Bond Co. Ltd.
2.88%, 01/31/2022	GBP	5,547,000	6,659,597

4.25%, 07/31/2020	10,080,000	12,466,996
AbbVie, Inc.
2.85%, 05/14/2023	$1,000,000	1,054,707
2.95%, 11/21/2026(2)	7,020,000	7,681,395
3.20%, 11/21/2029(2)	715,000	795,150
3.25%, 10/01/2022(2)	9,250,000	9,676,911
3.45%, 03/15/2022(2)	380,000	394,787
3.60%, 05/14/2025	7,845,000	8,710,783
3.80%, 03/15/2025(2)	3,618,000	4,034,203
4.05%, 11/21/2039(2)	6,934,000	8,042,102
4.25%, 11/14/2028	4,500,000	5,310,541
4.25%, 11/21/2049(2)	11,625,000	13,935,024
4.40%, 11/06/2042	1,994,000	2,404,046
4.45%, 05/14/2046	5,880,000	7,136,986
4.70%, 05/14/2045	5,020,000	6,286,923
4.88%, 11/14/2048	10,355,000	13,247,533
Aetna, Inc.
2.80%, 06/15/2023	3,388,000	3,569,352
3.50%, 11/15/2024	3,370,000	3,668,493
Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
5.75%, 03/15/2025	2,320,000	2,370,762
7.50%, 03/15/2026(2)	1,640,000	1,776,546
Alcon Finance Corp.
2.60%, 05/27/2030(2)	3,200,000	3,288,862
Altria Group, Inc.
2.35%, 05/06/2025	785,000	825,993
3.40%, 05/06/2030	650,000	699,202
5.80%, 02/14/2039	11,870,000	14,799,436
5.95%, 02/14/2049	400,000	524,444
Amgen, Inc.
2.60%, 08/19/2026	3,200,000	3,485,421
4.40%, 05/01/2045	6,151,000	7,631,371
4.66%, 06/15/2051	1,315,000	1,743,898
Anheuser-Busch InBev Worldwide, Inc.
4.50%, 06/01/2050	20,535,000	24,485,737
4.60%, 04/15/2048	5,200,000	6,070,532
4.90%, 02/01/2046	2,455,000	3,002,787
5.55%, 01/23/2049	7,095,000	9,496,810
Anthem, Inc.
2.25%, 05/15/2030	2,945,000	3,029,817
2.50%, 11/21/2020	15,420,000	15,542,256
3.65%, 12/01/2027	2,580,000	2,939,541
4.38%, 12/01/2047	1,000,000	1,245,760
4.63%, 05/15/2042	1,838,000	2,286,803
4.65%, 01/15/2043	2,562,000	3,216,354
Ascension Health
3.95%, 11/15/2046	825,000	1,030,884
Ashtead Capital, Inc.
5.25%, 08/01/2026(2)	4,585,000	4,819,981
Avon International Capital Plc
6.50%, 08/15/2022(2)	184,000	180,320
B&G Foods, Inc.
5.25%, 09/15/2027	1,390,000	1,393,475
Bacardi Ltd.
4.70%, 05/15/2028(2)	2,047,000	2,314,860
5.30%, 05/15/2048(2)	2,730,000	3,370,511
Banner Health
2.34%, 01/01/2030	781,000	803,217
3.18%, 01/01/2050	543,000	583,599
BAT Capital Corp.
2.76%, 08/15/2022	3,124,000	3,235,423
3.56%, 08/15/2027	7,240,000	7,833,732
4.54%, 08/15/2047	10,555,000	11,489,223
BAT International Finance Plc
3.25%, 06/07/2022(2)	2,978,000	3,102,022
3.50%, 06/15/2022(2)	326,000	341,780
Bausch Health Americas, Inc.
8.50%, 01/31/2027(2)	1,395,000	1,480,444
Bausch Health Cos, Inc.
5.75%, 08/15/2027(2)	1,080,000	1,144,800
Bayer US Finance II LLC
0.93% (3 Month LIBOR USD + 0.63%), 06/25/2021(1)(2)	1,500,000	1,498,241
2.75%, 07/15/2021(2)	5,312,000	5,402,544
3.38%, 07/15/2024(2)	915,000	991,235
3.50%, 06/25/2021(2)	800,000	819,582
3.88%, 12/15/2023(2)	10,865,000	11,913,784
4.25%, 12/15/2025(2)	5,060,000	5,809,433
4.38%, 12/15/2028(2)	12,685,000	14,821,489
4.40%, 07/15/2044(2)	4,200,000	4,769,809
4.88%, 06/25/2048(2)	11,025,000	14,131,572
Bayer US Finance LLC
3.00%, 10/08/2021(2)	900,000	923,749
3.38%, 10/08/2024(2)	5,000,000	5,453,436
Becton Dickinson & Co.
2.82%, 05/20/2030	5,090,000	5,395,392
2.89%, 06/06/2022	6,000,000	6,208,782
3.25%, 11/12/2020	590,000	594,686

3.36%, 06/06/2024		10,060,000	10,847,022
3.70%, 06/06/2027		13,027,000	14,574,586
3.73%, 12/15/2024		1,560,000	1,717,589
3.79%, 05/20/2050		5,285,000	5,882,077
4.67%, 06/06/2047		3,490,000	4,319,701
7.00%, 08/01/2027		361,000	452,624
Boston Scientific Corp.
3.38%, 05/15/2022		600,000	627,317
BRF GmbH
4.35%, 09/29/2026		4,643,000	4,480,495
BRF SA
4.88%, 01/24/2030		6,857,000	6,462,723
Bristol-Myers Squibb Co.
3.55%, 08/15/2022(2)		975,000	1,036,264
5.25%, 08/15/2043(2)		1,940,000	2,867,029
Bunge Ltd. Finance Corp.
3.75%, 09/25/2027		2,410,000	2,514,269
Campbell Soup Co.
0.94% (3 Month LIBOR USD + 0.63%), 03/15/2021(1)		1,324,000	1,325,345
3.30%, 03/15/2021		100,000	101,690
Cardinal Health, Inc.
3.75%, 09/15/2025		3,935,000	4,392,279
4.50%, 11/15/2044		905,000	988,173
4.90%, 09/15/2045		960,000	1,110,620
Centene Corp.
3.38%, 02/15/2030		14,295,000	14,433,804
4.25%, 12/15/2027		4,575,000	4,720,988
4.63%, 12/15/2029		4,275,000	4,526,242
4.75%, 05/15/2022		383,000	388,282
5.38%, 06/01/2026(2)		3,100,000	3,213,646
5.38%, 08/15/2026(2)		5,000,000	5,201,050
China Merchants Finance Co. Ltd.
3.50%, 08/03/2020		700,000	701,106
CHS/Community Health Systems, Inc.
6.25%, 03/31/2023		28,091,000	26,460,598
6.63%, 02/15/2025(2)		3,869,000	3,636,860
8.00%, 03/15/2026(2)		4,312,000	4,075,702
8.63%, 01/15/2024(2)		8,172,000	7,991,235
Cigna Corp.
2.40%, 03/15/2030		6,755,000	7,008,241
3.05%, 11/30/2022(2)		800,000	843,014
3.20%, 09/17/2020		11,060,000	11,121,804
3.40%, 03/01/2027(2)		6,858,000	7,553,925
4.38%, 10/15/2028		15,030,000	17,786,981
4.50%, 02/25/2026(2)		16,415,000	19,096,539
4.80%, 08/15/2038		3,350,000	4,243,532
4.90%, 12/15/2048		13,030,000	17,222,793
Cintas Corp. No 2
4.30%, 06/01/2021		165,000	170,149
Constellation Brands, Inc.
3.75%, 05/01/2050		5,000,000	5,430,581
CoStar Group, Inc.
2.80%, 07/15/2030(2)		1,000,000	1,023,116
CVS Health Corp.
3.25%, 08/15/2029		6,270,000	6,926,046
3.70%, 03/09/2023		900,000	967,044
4.10%, 03/25/2025		8,335,000	9,422,055
4.75%, 12/01/2022(2)		56,000	60,580
5.05%, 03/25/2048		38,380,000	49,923,481
5.13%, 07/20/2045		3,735,000	4,810,793
CVS Pass-Through Trust
5.77%, 01/10/2033(2)		64,491	72,567
5.77%, 01/10/2033		2,368,244	2,664,838
6.04%, 12/10/2028		1,318,668	1,490,380
CVS Pass-Through Trust Series 2014
4.16%, 08/11/2036(2)		10,455,240	11,049,826
Danone SA
2.08%, 11/02/2021(2)		1,549,000	1,576,589
3.00%, 06/15/2022(2)		11,845,000	12,345,684
DP World Crescent Ltd.
4.85%, 09/26/2028		1,050,000	1,104,747
DP World Plc
2.38%, 09/25/2026(2)	EUR	400,000	434,909
4.25%, 09/25/2030(2)	GBP	200,000	241,624
Duke University
2.68%, 10/01/2044		$3,000,000	3,148,476
2.83%, 10/01/2055		3,000,000	3,154,344
Elanco Animal Health, Inc.
5.02%, 08/28/2023		2,840,000	2,982,000
5.65%, 08/28/2028		4,195,000	4,651,416
Emory University
2.97%, 09/01/2050		5,470,000	5,869,676
Encompass Health Corp.
4.75%, 02/01/2030		2,977,000	2,843,035
Equifax, Inc.
3.10%, 05/15/2030		1,380,000	1,466,929
3.60%, 08/15/2021		4,485,000	4,628,264

ERAC USA Finance LLC
2.60%, 12/01/2021(2)		1,180,000	1,196,347
3.80%, 11/01/2025(2)		4,605,000	4,872,055
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/2050		8,105,000	8,362,002
Ford Foundation
2.82%, 06/01/2070		880,000	912,038
Fresenius Medical Care US Finance II, Inc.
4.13%, 10/15/2020(2)		114,000	114,138
Fresenius Medical Care US Finance, Inc.
5.75%, 02/15/2021(2)		570,000	586,133
G4S International Finance Plc
1.50%, 01/09/2023	EUR	100,000	111,366
General Mills, Inc.
3.20%, 04/16/2021		$1,645,000	1,680,992
George Washington University
3.55%, 09/15/2046		740,000	791,729
Gilead Sciences, Inc.
4.60%, 09/01/2035		3,961,000	5,168,547
4.75%, 03/01/2046		375,000	506,561
Global Payments, Inc.
2.65%, 02/15/2025		319,000	338,566
Greene King Finance Plc
4.06%, 03/15/2035	GBP	3,703,500	4,720,528
5.11%, 03/15/2034		450,000	610,839
HCA, Inc.
3.50%, 09/01/2030		$1,098,000	1,057,307
4.13%, 06/15/2029		1,540,000	1,698,396
5.00%, 03/15/2024		7,416,000	8,247,112
5.13%, 06/15/2039		3,000,000	3,495,833
5.25%, 04/15/2025		5,314,000	6,107,066
5.25%, 06/15/2049		29,105,000	35,041,718
5.88%, 05/01/2023		844,000	913,630
5.88%, 02/01/2029		939,000	1,062,563
7.50%, 11/06/2033		1,035,000	1,257,525
Hill-Rom Holdings, Inc.
4.38%, 09/15/2027(2)		835,000	854,831
Hologic, Inc.
4.63%, 02/01/2028(2)		3,215,000	3,335,563
Humana, Inc.
3.15%, 12/01/2022		3,503,000	3,671,201
3.85%, 10/01/2024		4,014,000	4,407,453
3.95%, 08/15/2049		520,000	612,464
4.50%, 04/01/2025		2,085,000	2,384,162
4.88%, 04/01/2030		7,665,000	9,452,146
IHS Markit Ltd.
4.00%, 03/01/2026(2)		500,000	553,005
4.25%, 05/01/2029		2,585,000	2,957,524
4.75%, 02/15/2025(2)		3,900,000	4,368,000
4.75%, 08/01/2028		3,425,000	4,018,998
5.00%, 11/01/2022(2)		5,186,000	5,561,035
Imperial Brands Finance Plc
3.75%, 07/21/2022(2)		3,710,000	3,872,157
IQVIA, Inc.
2.88%, 09/15/2025(2)	EUR	100,000	112,687
2.88%, 06/15/2028(2)		4,000,000	4,465,912
Japan Tobacco, Inc.
2.00%, 04/13/2021		$5,230,000	5,264,228
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025(2)		3,530,000	3,574,125
6.75%, 02/15/2028(2)		2,130,000	2,249,834
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.50%, 01/15/2030(2)		5,675,000	5,816,875
6.50%, 04/15/2029(2)		735,000	780,019
Keurig Dr Pepper, Inc.
3.20%, 11/15/2021		500,000	513,847
Kimberly-Clark de Mexico SAB de CV
2.43%, 07/01/2031(2)		2,380,000	2,390,710
Kraft Heinz Foods Co.
2.80%, 07/02/2020		132,000	132,000
3.00%, 06/01/2026		2,108,000	2,130,907
3.88%, 05/15/2027(2)		16,583,000	17,326,172
3.95%, 07/15/2025		64,000	68,383
4.25%, 03/01/2031(2)		11,316,000	11,995,375
4.38%, 06/01/2046		20,816,000	20,456,579
4.88%, 10/01/2049(2)		15,875,000	16,159,781
5.00%, 07/15/2035		1,000,000	1,099,953
5.00%, 06/04/2042		8,171,000	8,606,732
5.20%, 07/15/2045		5,605,000	6,076,389
5.50%, 06/01/2050(2)		1,086,000	1,157,219
Kroger Co.
5.40%, 01/15/2049		3,561,000	4,979,897
Lamb Weston Holdings, Inc.
4.88%, 05/15/2028(2)		785,000	831,715
Merck & Co., Inc.
2.45%, 06/24/2050		4,355,000	4,370,726
Molina Healthcare, Inc.
5.38%, 11/15/2022		1,913,000	1,951,260

Moody’s Corp.
3.25%, 05/20/2050		52,000	55,743
Mylan NV
5.25%, 06/15/2046		5,065,000	6,278,122
Mylan, Inc.
5.20%, 04/15/2048		1,145,000	1,407,978
5.40%, 11/29/2043		1,290,000	1,623,207
NBM US Holdings, Inc.
7.00%, 05/14/2026(2)		4,955,000	4,963,969
New York & Presbyterian Hospital
3.56%, 08/01/2036		2,630,000	2,851,121
NYU Langone Hospitals
4.43%, 07/01/2042		2,000,000	2,268,689
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA
7.25%, 02/01/2028(2)		944,000	959,557
7.38%, 06/01/2025(2)		386,000	392,273
Par Pharmaceutical, Inc.
7.50%, 04/01/2027(2)		879,000	902,030
Partners Healthcare System, Inc.
3.34%, 07/01/2060		4,375,000	4,701,390
Pernod Ricard SA
4.25%, 07/15/2022(2)		1,600,000	1,707,634
4.45%, 01/15/2022(2)		2,700,000	2,851,080
Perrigo Finance Unlimited Co.
3.15%, 06/15/2030		9,205,000	9,282,044
3.90%, 12/15/2024		3,800,000	4,041,038
4.38%, 03/15/2026		5,490,000	5,987,101
Pilgrim’s Pride Corp.
5.88%, 09/30/2027(2)		530,000	530,106
Post Holdings, Inc.
4.63%, 04/15/2030(2)		505,000	495,557
5.00%, 08/15/2026(2)		1,570,000	1,575,888
5.75%, 03/01/2027(2)		4,806,000	4,974,210
Reckitt Benckiser Treasury Services Plc
2.38%, 06/24/2022(2)		6,030,000	6,212,875
Rede D’or Finance SARL
4.50%, 01/22/2030(2)		3,395,000	2,996,088
Refinitiv US Holdings, Inc.
4.50%, 05/15/2026	EUR	1,200,000	1,403,374
RELX Capital, Inc.
3.00%, 05/22/2030		$1,142,000	1,236,630
3.50%, 03/16/2023		1,153,000	1,229,537
Reynolds American, Inc.
3.25%, 11/01/2022		1,215,000	1,250,512
4.00%, 06/12/2022		900,000	950,876
4.45%, 06/12/2025		10,905,000	12,285,529
5.70%, 08/15/2035		3,650,000	4,552,328
5.85%, 08/15/2045		9,235,000	11,548,104
Sigma Alimentos SA de CV
4.13%, 05/02/2026		3,300,000	3,455,100
Sigma Finance Netherlands BV
4.88%, 03/27/2028		2,500,000	2,687,500
Smithfield Foods, Inc.
4.25%, 02/01/2027(2)		1,290,000	1,317,050
Spectrum Brands, Inc.
5.75%, 07/15/2025		2,142,000	2,198,270
6.13%, 12/15/2024		500,000	513,750
Suntory Holdings Ltd.
2.55%, 06/28/2022(2)		810,000	832,982
Teleflex, Inc.
4.63%, 11/15/2027		2,272,000	2,401,981
Tenet Healthcare Corp.
4.63%, 07/15/2024		718,000	703,590
4.63%, 09/01/2024(2)		4,500,000	4,398,750
4.88%, 01/01/2026(2)		4,987,000	4,884,567
7.50%, 04/01/2025(2)		2,325,000	2,470,313
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/2022		1,350,000	1,302,750
Teva Pharmaceutical Finance Netherlands II BV
0.38%, 07/25/2020	EUR	5,215,197	5,832,555
1.25%, 03/31/2023		300,000	312,614
3.25%, 04/15/2022		1,300,000	1,452,721
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021		$11,174,000	10,946,497
2.80%, 07/21/2023		4,490,000	4,243,050
3.15%, 10/01/2026		5,805,000	5,183,168
4.10%, 10/01/2046		1,385,000	1,163,400
Thermo Fisher Scientific, Inc.
0.13%, 03/01/2025	EUR	1,290,000	1,427,862
Transurban Finance Co. Pty Ltd.
3.38%, 03/22/2027(2)		$2,635,000	2,776,357
Unilever Capital Corp.
3.00%, 03/07/2022		5,625,000	5,868,980
UnitedHealth Group, Inc.
2.00%, 05/15/2030		2,695,000	2,820,747
2.75%, 05/15/2040		5,320,000	5,641,854

2.90%, 05/15/2050	10,100,000	10,755,187
3.13%, 05/15/2060	6,890,000	7,359,160
3.50%, 08/15/2039	1,430,000	1,662,291
3.70%, 08/15/2049	475,000	561,707
3.88%, 12/15/2028	1,070,000	1,280,943
3.88%, 08/15/2059	1,367,000	1,673,839
4.20%, 01/15/2047	1,288,000	1,633,286
4.25%, 06/15/2048	5,000,000	6,388,600
4.75%, 07/15/2045	1,712,000	2,305,016
Universal Health Services, Inc.
4.75%, 08/01/2022(2)	7,595,000	7,595,000
5.00%, 06/01/2026(2)	7,497,000	7,682,176
University of Chicago
2.76%, 04/01/2045	3,170,000	3,294,039
Upjohn, Inc.
4.00%, 06/22/2050(2)	8,745,000	9,360,041
US Renal Care, Inc.
10.63%, 07/15/2027(2)	558,000	574,740
Verisk Analytics, Inc.
4.13%, 03/15/2029	3,835,000	4,479,857
William Marsh Rice University
3.77%, 05/15/2055	3,000,000	3,672,930
Zimmer Biomet Holdings, Inc.
1.07% (3 Month LIBOR USD + 0.75%), 03/19/2021(1)	970,000	969,831
3.15%, 04/01/2022	640,000	664,333
3.55%, 03/20/2030	790,000	852,334
3.70%, 03/19/2023	3,145,000	3,345,190
Zoetis, Inc.
3.45%, 11/13/2020	600,000	605,201

Total Consumer, Non-cyclical		1,218,260,714

Diversified – 0.02%
CVS Pass-Through Trust Series 2013
4.70%, 01/10/2036(2)	4,262,027	4,559,327

Total Diversified		4,559,327

Energy – 3.23%
Aker BP ASA
3.00%, 01/15/2025(2)	1,645,000	1,602,089
3.75%, 01/15/2030(2)	5,720,000	5,371,147
5.88%, 03/31/2025(2)	4,870,000	4,949,628
Antero Resources Corp.
5.00%, 03/01/2025	5,461,000	3,221,990
5.13%, 12/01/2022	1,893,000	1,367,692
5.63%, 06/01/2023	1,250,000	800,000
BG Energy Capital Plc
4.00%, 10/15/2021(2)	1,100,000	1,140,549
Boardwalk Pipelines LP
3.38%, 02/01/2023	330,000	331,082
4.95%, 12/15/2024	2,655,000	2,842,966
5.95%, 06/01/2026	8,415,000	9,465,334
BP Capital Markets America, Inc.
2.11%, 09/16/2021	5,210,000	5,303,874
3.00%, 02/24/2050	1,280,000	1,260,319
3.63%, 04/06/2030	11,060,000	12,491,008
4.74%, 03/11/2021	3,025,000	3,116,776
Cameron LNG LLC
2.90%, 07/15/2031(2)	1,630,000	1,744,709
3.30%, 01/15/2035(2)	1,785,000	1,967,378
3.70%, 01/15/2039(2)	1,330,000	1,427,202
Canadian Natural Resources Ltd.
3.45%, 11/15/2021	1,320,000	1,351,738
3.85%, 06/01/2027	890,000	951,014
6.25%, 03/15/2038	1,345,000	1,603,734
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/2029(2)	16,815,000	17,217,749
5.13%, 06/30/2027	1,300,000	1,426,392
5.88%, 03/31/2025	3,220,000	3,613,721
Cheniere Energy Partners LP
5.25%, 10/01/2025	510,000	508,317
Chevron Corp.
2.42%, 11/17/2020	1,550,000	1,559,429
Continental Resources, Inc.
3.80%, 06/01/2024	4,910,000	4,632,143
DCP Midstream Operating LP
6.75%, 09/15/2037(2)	1,830,000	1,642,041
8.13%, 08/16/2030	205,000	215,250
Diamondback Energy, Inc.
2.88%, 12/01/2024	4,750,000	4,757,847
3.25%, 12/01/2026	4,940,000	4,966,869
3.50%, 12/01/2029	17,645,000	17,046,276
5.38%, 05/31/2025	7,025,000	7,231,345
Energy Transfer Operating LP
2.90%, 05/15/2025	6,950,000	7,116,607
4.05%, 03/15/2025	415,000	441,652
4.50%, 04/15/2024	985,000	1,067,846
4.65%, 06/01/2021	860,000	878,389
4.75%, 01/15/2026	4,720,000	5,154,816
4.95%, 06/15/2028	2,235,000	2,399,712

5.00%, 05/15/2050		10,120,000	9,561,532
5.15%, 03/15/2045		700,000	663,813
5.25%, 04/15/2029		2,155,000	2,351,694
5.50%, 06/01/2027		5,105,000	5,693,502
5.88%, 01/15/2024		4,196,000	4,692,875
6.00%, 06/15/2048		3,990,000	4,138,884
6.25%, 04/15/2049		5,275,000	5,590,276
6.50%, 02/01/2042		1,000,000	1,078,571
Energy Transfer Partners LP
4.50%, 11/01/2023		2,385,000	2,560,827
5.00%, 10/01/2022		1,600,000	1,703,332
5.88%, 03/01/2022		1,521,000	1,605,664
ENI SpA
4.75%, 09/12/2028(2)		4,075,000	4,540,417
EnLink Midstream Partners LP
4.15%, 06/01/2025		3,885,000	2,991,450
5.05%, 04/01/2045		3,141,000	1,956,215
5.45%, 06/01/2047		6,725,000	4,168,155
5.60%, 04/01/2044		7,983,000	4,869,630
EQT Corp.
3.90%, 10/01/2027		2,023,000	1,645,569
6.13%, 02/01/2025		2,525,000	2,516,213
7.00%, 02/01/2030		1,175,000	1,210,285
Equinor ASA
3.70%, 04/06/2050		4,490,000	5,161,416
Exxon Mobil Corp.
2.61%, 10/15/2030		2,895,000	3,086,332
3.48%, 03/19/2030		2,765,000	3,148,557
4.23%, 03/19/2040		2,505,000	3,027,397
4.33%, 03/19/2050		12,045,000	15,090,147
Gazprom Neft OAO Via GPN Capital SA
4.38%, 09/19/2022		3,400,000	3,541,358
Gazprom PJSC Via Gaz Capital SA
4.95%, 07/19/2022		3,000,000	3,160,542
6.51%, 03/07/2022		4,045,000	4,339,476
Gulfport Energy Corp.
6.38%, 05/15/2025		215,000	107,243
Hess Corp.
4.30%, 04/01/2027		4,305,000	4,455,469
5.60%, 02/15/2041		4,660,000	4,888,411
KazMunayGas National Co. JSC
5.38%, 04/24/2030		1,367,000	1,546,419
5.75%, 04/19/2047		1,187,000	1,382,271
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024		150,000	164,467
5.00%, 08/15/2042		30,000	33,241
Kinder Morgan, Inc.
4.30%, 06/01/2025		14,500,000	16,164,782
5.05%, 02/15/2046		150,000	172,510
5.30%, 12/01/2034		2,450,000	2,849,351
5.63%, 11/15/2023(2)		2,935,000	3,313,946
Marathon Petroleum Corp.
3.80%, 04/01/2028		2,245,000	2,379,497
4.75%, 12/15/2023		1,580,000	1,733,851
5.13%, 12/15/2026		14,440,000	16,615,238
MPLX LP
4.25%, 12/01/2027		5,655,000	6,129,872
5.25%, 01/15/2025		390,000	405,533
Newfield Exploration Co.
5.63%, 07/01/2024		6,745,000	6,407,927
NGL Energy Partners LP / NGL Energy Finance Corp.
7.50%, 04/15/2026		1,850,000	1,406,000
Noble Holding International Ltd.
7.88%, 02/01/2026(2)		306,000	79,560
Occidental Petroleum Corp.
1.84% (3 Month LIBOR USD + 1.45%), 08/15/2022(1)		313,000	288,021
2.90%, 08/15/2024		8,795,000	7,519,725
5.55%, 03/15/2026		2,820,000	2,573,842
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 12/01/2021		105,009	89,258
Odebrecht Offshore Drilling Finance Ltd.
6.72%, 12/01/2022		41,893	34,352
ONEOK Partners LP
3.38%, 10/01/2022		1,100,000	1,138,936
ONEOK, Inc.
4.25%, 02/01/2022		470,000	486,013
Pan American Energy LLC/Argentina
28.13% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.00%), 11/20/2020(1)	ARS	94,653,000	1,310,795
Pertamina Persero PT
3.10%, 08/25/2030(2)		$3,063,000	3,069,951
6.00%, 05/03/2042		480,000	568,718
Petrobras Global Finance BV
5.09%, 01/15/2030(2)		7,528,000	7,497,888
6.13%, 01/17/2022		7,341,000	7,689,697
6.25%, 12/14/2026	GBP	4,359,000	5,713,212
6.90%, 03/19/2049		$1,445,000	1,520,862
7.38%, 01/17/2027		13,450,000	14,975,095

Petroleos de Venezuela SA
5.38%, 04/12/2027(5)	2,052,000	49,248
5.50%, 04/12/2037(5)	2,500,000	60,000
6.00%, 05/16/2024(5)	2,312,000	55,488
6.00%, 11/15/2026(5)	4,600,000	110,400
9.00%, 11/17/2021(5)	200,000	4,800
9.75%, 05/17/2035(5)	830,000	20,750
Petroleos del Peru SA
4.75%, 06/19/2032	2,378,000	2,639,580
Petroleos Mexicanos
5.35%, 02/12/2028	274,000	230,160
5.95%, 01/28/2031(2)	8,650,000	7,137,547
6.49%, 01/23/2027(2)	1,540,000	1,405,851
6.50%, 03/13/2027	1,566,000	1,413,346
6.50%, 01/23/2029	21,083,000	18,389,647
6.63%, 06/15/2035	940,000	764,878
6.75%, 09/21/2047	13,741,000	10,564,768
6.84%, 01/23/2030(2)	7,010,000	6,147,069
6.95%, 01/28/2060(2)	3,895,000	2,994,242
7.69%, 01/23/2050(2)	3,502,000	2,902,808
Petronas Capital Ltd.
3.50%, 04/21/2030(2)	2,000,000	2,222,342
4.55%, 04/21/2050(2)	1,400,000	1,772,223
4.80%, 04/21/2060(2)	1,200,000	1,646,867
Plains All American Pipeline LP
3.55%, 12/15/2029	800,000	777,791
4.65%, 10/15/2025	1,500,000	1,601,847
Plains All American Pipeline LP / PAA Finance Corp.
4.50%, 12/15/2026	1,168,000	1,237,132
Range Resources Corp.
4.88%, 05/15/2025	1,008,000	756,353
Rio Oil Finance Trust Series 2014-1
9.25%, 07/06/2024	267,106	272,448
Rio Oil Finance Trust Series 2014-3
9.75%, 01/06/2027	230,491	238,270
Rio Oil Finance Trust Series 2018-1
8.20%, 04/06/2028(2)	500,000	501,875
Rockies Express Pipeline LLC
4.95%, 07/15/2029(2)	2,700,000	2,511,810
6.88%, 04/15/2040(2)	2,535,000	2,402,166
Ruby Pipeline LLC
7.00%, 04/01/2022(2)	3,409,091	3,172,309
Sabine Pass Liquefaction LLC
4.50%, 05/15/2030(2)	10,555,000	11,654,600
5.00%, 03/15/2027	6,865,000	7,680,014
5.63%, 03/01/2025	5,739,000	6,559,269
5.75%, 05/15/2024	2,982,000	3,358,179
5.88%, 06/30/2026	6,040,000	7,097,000
6.25%, 03/15/2022	3,725,000	3,969,734
Saudi Arabian Oil Co.
3.50%, 04/16/2029(2)	6,300,000	6,794,586
4.25%, 04/16/2039	200,000	222,418
4.38%, 04/16/2049(2)	4,200,000	4,748,665
Seven Generations Energy Ltd.
5.38%, 09/30/2025(2)	3,110,000	2,736,800
Shell International Finance BV
4.38%, 05/11/2045	1,000,000	1,239,171
Southern Gas Corridor CJSC
6.88%, 03/24/2026	1,684,000	1,936,357
Southern Natural Gas Co. LLC
4.80%, 03/15/2047(2)	1,000,000	1,112,574
Suncor Energy, Inc.
2.80%, 05/15/2023	650,000	678,876
3.10%, 05/15/2025	1,040,000	1,110,810
Sunoco Logistics Partners Operations LP
4.00%, 10/01/2027	16,730,000	17,139,521
5.40%, 10/01/2047	9,919,000	9,757,193
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.88%, 01/15/2029	3,163,000	3,313,242
TC PipeLines LP
3.90%, 05/25/2027	3,325,000	3,496,585
4.38%, 03/13/2025	6,000,000	6,428,984
Texas Eastern Transmission LP
2.80%, 10/15/2022(2)	6,320,000	6,432,517
Topaz Solar Farms LLC
4.88%, 09/30/2039(2)	493,551	543,728
5.75%, 09/30/2039(2)	3,756,964	4,436,116
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/2030(2)	1,610,000	1,719,339
4.00%, 03/15/2028	5,410,000	6,056,934
4.60%, 03/15/2048	3,995,000	4,542,349
TransMontaigne Partners LP / TLP Finance Corp.
6.13%, 02/15/2026	540,000	521,100
Transocean Phoenix 2 Ltd.
7.75%, 10/15/2024(2)	1,361,100	1,276,031
Transocean Pontus Ltd.
6.13%, 08/01/2025(2)	2,075,810	1,805,955

Transocean Poseidon Ltd.
6.88%, 02/01/2027(2)		2,280,000	1,938,000
Transocean Proteus Ltd.
6.25%, 12/01/2024(2)		503,100	457,821
Transocean Sentry Ltd.
5.38%, 05/15/2023(2)		500,000	422,500
Transocean, Inc.
7.25%, 11/01/2025(2)		100,000	54,500
8.00%, 02/01/2027(2)		70,000	38,631
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 04/01/2026		495,000	478,294
6.88%, 09/01/2027		1,310,000	1,244,238
Valero Energy Corp.
2.85%, 04/15/2025		465,000	490,452
Valero Energy Partners LP
4.50%, 03/15/2028		5,370,000	6,161,675
Viper Energy Partners LP
5.38%, 11/01/2027(2)		940,000	922,065
Williams Cos, Inc.
3.35%, 08/15/2022		1,000,000	1,039,438
3.70%, 01/15/2023		1,728,000	1,826,271
3.90%, 01/15/2025		3,071,000	3,360,279
4.00%, 09/15/2025		420,000	465,102
4.30%, 03/04/2024		175,000	190,127
4.50%, 11/15/2023		2,595,000	2,842,006
4.55%, 06/24/2024		3,490,000	3,872,532
4.85%, 03/01/2048		5,975,000	6,533,351
5.10%, 09/15/2045		960,000	1,049,679
6.30%, 04/15/2040		1,323,000	1,585,574
Woodside Finance Ltd.
3.65%, 03/05/2025(2)		5,610,000	5,879,659
3.70%, 09/15/2026(2)		2,885,000	3,050,266
3.70%, 03/15/2028(2)		2,659,000	2,714,459
4.50%, 03/04/2029(2)		3,845,000	4,142,895
YPF Sociedad Anonima
30.83% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 09/24/2020(1)(15)	ARS	80,240,000	1,167,768
33.02% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 6.00%), 03/04/2021(1)		62,240,000	951,648

Total Energy			628,244,604

Financials – 12.39%
ABN AMRO Bank NV
5.75% (5 Year Swap Rate EUR + 5.45%), 03/22/2169(1)	EUR	500,000	559,157
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, 05/26/2022		$2,440,000	2,414,188
3.50%, 01/15/2025		2,837,000	2,662,769
3.65%, 07/21/2027		4,920,000	4,352,735
3.88%, 01/23/2028		925,000	835,066
3.95%, 02/01/2022		15,362,000	15,367,147
4.13%, 07/03/2023		8,300,000	8,115,951
4.50%, 05/15/2021		8,325,000	8,377,120
4.63%, 10/30/2020		1,880,000	1,888,174
4.63%, 07/01/2022		450,000	454,514
4.88%, 01/16/2024		3,800,000	3,774,910
5.00%, 10/01/2021		2,200,000	2,224,871
6.50%, 07/15/2025		740,000	775,248
Aflac, Inc.
3.60%, 04/01/2030		1,615,000	1,885,295
AIA Group Ltd.
3.90%, 04/06/2028(2)		2,945,000	3,285,207
AIB Group Plc
4.26% (3 Month LIBOR USD + 1.87%), 04/10/2025(1)(2)		8,720,000	9,290,025
4.75%, 10/12/2023(2)		2,219,000	2,392,432
Air Lease Corp.
2.25%, 01/15/2023		735,000	723,958
2.50%, 03/01/2021		648,000	648,092
3.00%, 02/01/2030		2,655,000	2,460,329
3.25%, 10/01/2029		475,000	452,236
3.38%, 07/01/2025		5,360,000	5,358,617
3.50%, 01/15/2022		6,690,000	6,759,777
3.88%, 04/01/2021		2,540,000	2,554,618
3.88%, 07/03/2023		4,000,000	4,051,666
4.63%, 10/01/2028		30,000	30,855
Aircastle Ltd.
4.13%, 05/01/2024		5,440,000	5,141,584
5.00%, 04/01/2023		5,090,000	4,959,308
5.13%, 03/15/2021		1,060,000	1,064,253
Alexandria Real Estate Equities, Inc.
3.38%, 08/15/2031		7,175,000	8,001,420
3.45%, 04/30/2025		2,115,000	2,354,279
3.80%, 04/15/2026		2,215,000	2,484,730
3.95%, 01/15/2027		3,440,000	3,856,178
4.30%, 01/15/2026		5,995,000	6,823,277
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/2025		2,490,000	2,605,813
Allstate Corp.
4.20%, 12/15/2046		1,430,000	1,766,908
Ally Financial, Inc.
3.88%, 05/21/2024		15,000	15,510

4.13%, 02/13/2022		105,000	107,964
4.25%, 04/15/2021		568,000	578,238
4.63%, 05/19/2022		100,000	104,071
4.63%, 03/30/2025		16,915,000	18,053,696
5.13%, 09/30/2024		400,000	431,976
5.75%, 11/20/2025		1,315,000	1,404,835
5.80%, 05/01/2025		2,990,000	3,338,262
7.50%, 09/15/2020		100,000	100,985
8.00%, 11/01/2031		5,000	6,346
8.00%, 11/01/2031		2,663,000	3,435,350
American Campus Communities Operating Partnership LP
2.85%, 02/01/2030		7,225,000	6,976,869
3.30%, 07/15/2026		2,950,000	3,025,221
3.63%, 11/15/2027		3,733,000	3,834,327
3.75%, 04/15/2023		2,000,000	2,053,662
American Homes 4 Rent LP
4.25%, 02/15/2028		73,000	78,056
American International Group, Inc.
3.90%, 04/01/2026		5,715,000	6,455,076
4.20%, 04/01/2028		2,522,000	2,869,397
American Tower Corp.
2.10%, 06/15/2030		4,100,000	4,108,525
3.00%, 06/15/2023		4,000,000	4,265,800
3.50%, 01/31/2023		717,000	766,089
Aon Corp.
2.80%, 05/15/2030		8,104,000	8,662,688
Ardonagh Midco 3 Plc
8.38%, 07/15/2023(2)	GBP	1,200,000	1,538,837
8.38%, 07/15/2023		1,490,000	1,910,723
Athene Holding Ltd.
4.13%, 01/12/2028		$11,630,000	11,997,144
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025(2)		8,154,000	6,842,490
3.95%, 07/01/2024(2)		3,119,000	2,728,789
4.38%, 05/01/2026(2)		3,202,000	2,692,348
5.13%, 10/01/2023(2)		19,938,000	18,439,808
5.25%, 05/15/2024(2)		480,000	438,260
5.50%, 01/15/2023(2)		6,425,000	6,049,457
Banco Bilbao Vizcaya Argentaria SA
8.88% (5 Year Swap Rate EUR + 9.18%), 07/14/2168(1)(6)	EUR	4,000,000	4,634,437
Banco Bradesco SA
3.20%, 01/27/2025(2)		$1,600,000	1,572,320
Banco de Bogota SA
4.38%, 08/03/2027		4,700,000	4,767,022
Banco Nacional de Comercio Exterior SNC/Cayman Islands
3.80% (5 Year CMT Index + 3.00%), 08/11/2026(1)(2)		500,000	487,505
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/2025(2)		5,395,000	5,904,288
Banco Santander SA
3.49%, 05/28/2030		2,000,000	2,140,687
3.85%, 04/12/2023		200,000	212,748
5.18%, 11/19/2025		2,400,000	2,698,836
6.75% (5 Year Swap Rate EUR + 6.80%), 07/25/2168(1)(6)	EUR	500,000	575,445
Bangkok Bank PCL/Hong Kong
3.73% (5 Year CMT Index + 1.90%), 09/25/2034(1)		$5,000,000	4,767,737
Bank of America Corp.
0.95% (3 Month LIBOR USD + 0.65%), 06/25/2022(1)		240,000	240,165
1.32% (Secured Overnight Financing Rate + 1.15%), 06/19/2026(1)		5,000,000	5,011,821
2.50% (3 Month LIBOR USD + 0.99%), 02/13/2031(1)		19,520,000	20,460,639
2.59% (Secured Overnight Financing Rate + 2.15%), 04/29/2031(1)		6,285,000	6,647,969
2.68% (Secured Overnight Financing Rate + 1.93%), 06/19/2041(1)		4,370,000	4,487,499
2.88% (3 Month LIBOR USD + 1.19%), 10/22/2030(1)		2,600,000	2,812,737
3.00% (3 Month LIBOR USD + 0.79%), 12/20/2023(1)		18,670,000	19,636,345
3.50% (3 Month LIBOR USD + 0.63%), 05/17/2022(1)		7,500,000	7,678,180
3.55% (3 Month LIBOR USD + 0.78%), 03/05/2024(1)		3,800,000	4,060,463
4.08% (3 Month LIBOR USD + 3.15%), 03/20/2051(1)		14,495,000	18,086,926
4.18%, 11/25/2027		3,509,000	4,002,541
4.25%, 10/22/2026		17,295,000	19,825,647
4.27% (3 Month LIBOR USD + 1.31%), 07/23/2029(1)		7,470,000	8,792,115
4.45%, 03/03/2026		855,000	981,715
Bank of Ireland Group Plc
4.50%, 11/25/2023(2)		19,613,000	20,979,656
Bank of New York Mellon Corp.
4.70% (5 Year CMT Index + 4.36%), 09/20/2168(1)		451,000	469,040
Barclays Bank Plc
5.14%, 10/14/2020		665,000	672,254
7.63%, 11/21/2022		13,576,000	14,781,162
Barclays Plc
1.77% (3 Month LIBOR USD + 1.38%), 05/16/2024(1)		200,000	198,171
1.82% (3 Month LIBOR USD + 1.43%), 02/15/2023(1)		1,000,000	997,041
2.85% (3 Month LIBOR USD + 2.45%), 05/07/2026(1)		5,450,000	5,673,608
3.20%, 08/10/2021		1,500,000	1,533,360
3.25%, 02/12/2027	GBP	6,200,000	8,151,293
3.25%, 01/17/2033		600,000	782,672
3.65%, 03/16/2025		$700,000	758,877
3.68%, 01/10/2023		4,200,000	4,358,884
3.93% (3 Month LIBOR USD + 1.61%), 05/07/2025(1)		3,815,000	4,121,606

4.38%, 01/12/2026		3,170,000	3,569,483
4.61% (3 Month LIBOR USD + 1.40%), 02/15/2023(1)		7,045,000	7,417,979
4.97% (3 Month LIBOR USD + 1.90%), 05/16/2029(1)		3,700,000	4,334,247
5.09% (3 Month LIBOR USD + 3.05%), 06/20/2030(1)		1,570,000	1,789,651
5.88% (5 Year Swap Rate GBP + 4.91%), 12/15/2168(1)	GBP	2,400,000	2,687,608
7.13% (UK Government Bonds 5 Year Note Generic Bid Yield + 6.58%), 09/15/2168(1)		900,000	1,099,856
7.25% (5 Year Swap Rate GBP + 6.46%), 06/15/2169(1)		14,283,000	17,543,207
7.75% (5 Year Swap Rate USD + 4.84%), 12/15/2168(1)		$4,450,000	4,522,312
7.88% (5 Year Swap Rate USD + 6.77%), 12/15/2168(1)		600,000	609,000
7.88% (5 Year Swap Rate GBP + 6.10%), 12/15/2168(1)	GBP	1,200,000	1,487,039
8.00% (5 Year Swap Rate EUR + 6.75%), 03/15/2169(1)	EUR	12,100,000	13,607,265
BBVA Bancomer SA
4.38%, 04/10/2024(2)		$2,800,000	2,981,160
5.13% (5 Year CMT Index + 2.65%), 01/18/2033(1)		10,200,000	9,493,038
Berkshire Hathaway Finance Corp.
4.20%, 08/15/2048		2,000,000	2,537,255
4.25%, 01/15/2049		2,595,000	3,324,539
4.40%, 05/15/2042		1,000,000	1,302,478
BGC Partners, Inc.
5.38%, 07/24/2023		380,000	395,362
BNP Paribas SA
4.40%, 08/14/2028(2)		400,000	460,988
7.63% (5 Year Swap Rate USD + 6.31%), 09/30/2168(1)(2)		200,000	203,000
BOC Aviation Ltd.
1.41% (3 Month LIBOR USD + 1.13%), 09/26/2023(1)(2)		500,000	484,245
1.61% (3 Month LIBOR USD + 1.05%), 05/02/2021(1)(2)		600,000	594,414
2.75%, 09/18/2022(2)		300,000	301,884
Boston Properties LP
2.75%, 10/01/2026		2,660,000	2,850,098
3.20%, 01/15/2025		5,555,000	5,979,235
3.25%, 01/30/2031		2,245,000	2,414,890
3.85%, 02/01/2023		3,245,000	3,464,927
Brixmor Operating Partnership LP
1.74% (3 Month LIBOR USD + 1.05%), 02/01/2022(1)		4,860,000	4,769,459
3.65%, 06/15/2024		3,624,000	3,754,546
3.85%, 02/01/2025		1,680,000	1,734,889
3.90%, 03/15/2027		7,198,000	7,399,014
4.05%, 07/01/2030		2,410,000	2,461,659
4.13%, 06/15/2026		2,980,000	3,116,476
4.13%, 05/15/2029		10,235,000	10,624,826
Brookfield Finance, Inc.
3.90%, 01/25/2028		38,000	41,705
4.70%, 09/20/2047		408,000	470,016
Capital One Bank USA N.A.
3.38%, 02/15/2023		7,443,000	7,836,871
Capital One Financial Corp.
0.80%, 06/12/2024	EUR	2,940,000	3,215,653
3.20%, 01/30/2023		$820,000	863,599
3.65%, 05/11/2027		9,310,000	10,178,824
3.80%, 01/31/2028		8,795,000	9,778,545
3.90%, 01/29/2024		2,845,000	3,093,892
4.20%, 10/29/2025		195,000	216,388
4.25%, 04/30/2025		2,880,000	3,236,153
Carlyle Holdings Finance LLC
3.88%, 02/01/2023(2)		428,000	455,539
CBL & Associates LP
5.95%, 12/15/2026		708,000	203,550
CBRE Services, Inc.
4.88%, 03/01/2026		445,000	506,459
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85%, 04/15/2023		3,705,000	4,001,502
CDBL Funding 2
3.00%, 08/01/2022		1,700,000	1,737,941
Charles Schwab Corp.
5.38% (5 Year CMT Index + 4.97%), 09/01/2168(1)		1,049,000	1,120,668
China Construction Bank New Zealand Ltd.
1.06% (3 Month LIBOR USD + 0.75%), 12/20/2021(1)		7,100,000	7,087,171
CIT Bank N.A.
2.97% (Secured Overnight Financing Rate + 1.72%), 09/27/2025(1)		1,700,000	1,589,500
CIT Group, Inc.
4.13%, 03/09/2021		148,000	148,255
5.00%, 08/15/2022		250,000	255,312
Citigroup, Inc.
2.57% (Secured Overnight Financing Rate + 2.11%), 06/03/2031(1)		8,975,000	9,275,462
2.88% (3 Month LIBOR USD + 0.95%), 07/24/2023(1)		1,290,000	1,342,547
3.11% (Secured Overnight Financing Rate + 2.75%), 04/08/2026(1)		5,200,000	5,575,205
3.14% (3 Month LIBOR USD + 0.72%), 01/24/2023(1)		4,000,000	4,136,884
4.13%, 07/25/2028		1,675,000	1,893,079
4.41% (Secured Overnight Financing Rate + 3.91%), 03/31/2031(1)		6,395,000	7,563,289
CNO Financial Group, Inc.
5.25%, 05/30/2025		6,110,000	6,753,058
5.25%, 05/30/2029		3,840,000	4,114,615
Cooperatieve Rabobank UA
4.38%, 08/04/2025		1,225,000	1,382,128
6.63% (5 Year Swap Rate EUR + 6.70%), 06/29/2169(1)(6)	EUR	6,000,000	6,917,951
CPI Property Group SA
1.63%, 04/23/2027		100,000	106,375

Credit Agricole SA
1.91% (Secured Overnight Financing Rate + 1.68%), 06/16/2026(1)(2)		$24,700,000	25,039,604
2.04% (3 Month LIBOR USD + 1.02%), 04/24/2023(1)(2)		250,000	250,269
3.75%, 04/24/2023(2)		250,000	267,535
4.00% (5 Year Swap Rate USD + 1.64%), 01/10/2033(1)(2)		21,168,000	23,301,763
4.38%, 03/17/2025(2)		1,717,000	1,897,307
Credit Suisse AG
5.75% (5 Year Swap Rate EUR + 4.00%), 09/18/2025(1)	EUR	922,000	1,041,046
6.50%, 08/08/2023(2)		$1,400,000	1,526,364
Credit Suisse AG/New York NY
2.95%, 04/09/2025		3,020,000	3,275,924
Credit Suisse Group AG
2.19% (Secured Overnight Financing Rate + 2.04%), 06/05/2026(1)(2)		4,700,000	4,758,736
2.59% (Secured Overnight Financing Rate + 1.56%), 09/11/2025(1)(2)		8,255,000	8,537,143
4.19% (Secured Overnight Financing Rate + 3.73%), 04/01/2031(1)(2)		20,955,000	23,894,106
6.25% (5 Year Swap Rate USD + 3.46%), 12/18/2168(1)(2)		700,000	729,176
7.13% (5 Year Swap Rate USD + 5.11%), 07/29/2168(1)		900,000	927,405
7.25% (5 Year CMT Index + 4.33%), 03/12/2169(1)(2)		400,000	411,000
7.50% (5 Year Swap Rate USD + 4.60%), 01/17/2169(1)(2)		1,400,000	1,454,474
7.50% (5 Year Swap Rate USD + 4.60%), 06/11/2169(1)(2)		800,000	860,000
7.50% (5 Year Swap Rate USD + 4.60%), 06/11/2169(1)		1,400,000	1,505,000
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/2025		5,500,000	6,061,946
Crown Castle International Corp.
1.35%, 07/15/2025		1,810,000	1,816,324
2.25%, 09/01/2021		1,510,000	1,522,642
2.25%, 01/15/2031		5,780,000	5,821,723
3.30%, 07/01/2030		2,940,000	3,209,914
3.40%, 02/15/2021		100,000	101,567
3.65%, 09/01/2027		7,580,000	8,442,538
3.80%, 02/15/2028		3,220,000	3,618,595
4.15%, 07/01/2050		215,000	247,126
4.30%, 02/15/2029		11,875,000	13,777,757
4.45%, 02/15/2026		7,275,000	8,339,223
4.88%, 04/15/2022		1,815,000	1,939,004
5.25%, 01/15/2023		200,000	222,552
CTR Partnership LP / CareTrust Capital Corp.
5.25%, 06/01/2025		194,000	195,940
CubeSmart LP
4.80%, 07/15/2022		1,783,000	1,881,755
Danske Bank
1.23%, 06/22/2024(2)		4,160,000	4,175,314
2.00%, 09/08/2021(2)		5,705,000	5,792,522
2.70%, 03/02/2022(2)		2,224,000	2,295,559
3.00% (3 Month LIBOR USD + 1.25%), 09/20/2022(1)(2)		8,535,000	8,667,908
3.24% (3 Month LIBOR USD + 1.59%), 12/20/2025(1)(2)		4,210,000	4,376,834
3.88%, 09/12/2023(2)		2,003,000	2,123,187
5.00%, 01/12/2022(2)		7,540,000	7,929,326
5.38%, 01/12/2024(2)		9,455,000	10,521,737
Deutsche Bank AG
0.15% (3 Month EURIBOR + 0.50%), 12/07/2020(1)(6)	EUR	4,600,000	5,151,128
0.29% (3 Month EURIBOR + 0.65%), 09/10/2021(1)(6)		2,800,000	3,103,458
0.54% (3 Month EURIBOR + 0.80%), 05/16/2022(1)(6)		700,000	765,724
4.25%, 10/14/2021		$3,000,000	3,078,435
Deutsche Bank AG/New York NY
1.58% (3 Month LIBOR USD + 1.19%), 11/16/2022(1)		100,000	96,772
1.85% (3 Month LIBOR USD + 1.29%), 02/04/2021(1)		31,460,000	31,296,531
1.91% (3 Month LIBOR USD + 0.82%), 01/22/2021(1)		21,400,000	21,243,193
2.28% (3 Month LIBOR USD + 0.97%), 07/13/2020(1)		46,000	46,008
3.95%, 02/27/2023		200,000	207,695
3.96% (Secured Overnight Financing Rate + 2.58%), 11/26/2025(1)		15,420,000	16,176,771
Digital Realty Trust LP
2.75%, 02/01/2023		1,445,000	1,514,483
3.63%, 10/01/2022		4,000,000	4,221,918
4.75%, 10/01/2025		1,640,000	1,892,167
Discover Financial Services
3.75%, 03/04/2025		8,845,000	9,520,561
4.10%, 02/09/2027		2,625,000	2,868,635
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass Through Trust
5.13%, 11/30/2022(2)		2,468,092	2,283,378
Duke Realty LP
2.88%, 11/15/2029		400,000	436,232
EPR Properties
4.75%, 12/15/2026		140,000	133,694
4.95%, 04/15/2028		414,000	395,237
Equinix, Inc.
2.15%, 07/15/2030		5,445,000	5,378,734
2.88%, 02/01/2026	EUR	200,000	228,264
2.90%, 11/18/2026		$3,500,000	3,772,720
3.20%, 11/18/2029		8,645,000	9,383,975
Equitable Holdings, Inc.
3.90%, 04/20/2023		6,474,000	6,929,746
4.35%, 04/20/2028		1,820,000	2,038,134
5.00%, 04/20/2048		30,000	34,163
Erste Group Bank AG
8.88% (5 Year Swap Rate EUR + 9.02%), 10/15/2168(1)(6)	EUR	1,000,000	1,171,217
ESH Hospitality, Inc.
4.63%, 10/01/2027(2)		$223,000	209,620

Essex Portfolio LP
3.63%, 05/01/2027		2,785,000	3,090,518
3.88%, 05/01/2024		4,200,000	4,570,392
Fairfax Financial Holdings Ltd.
4.63%, 04/29/2030(2)		3,361,000	3,621,023
4.85%, 04/17/2028		138,000	147,790
Farmers Exchange Capital II
6.15% (3 Month LIBOR USD + 3.74%), 11/01/2053(1)(2)		280,000	345,886
Farmers Exchange Capital III
5.45% (3 Month LIBOR USD + 3.45%), 10/15/2054(1)(2)		4,000,000	4,633,320
Farmers Insurance Exchange
4.75% (3 Month LIBOR USD + 3.23%), 11/01/2057(1)(2)		3,000,000	3,029,213
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/2025(2)		2,360,000	2,551,113
Fidelity National Financial, Inc.
3.40%, 06/15/2030		2,030,000	2,112,818
4.50%, 08/15/2028		15,455,000	17,393,769
Fifth Third Bancorp
2.55%, 05/05/2027		8,760,000	9,364,923
GE Capital European Funding Unlimited Co.
2.63%, 03/15/2023	EUR	100,000	117,406
GE Capital Funding LLC
4.40%, 05/15/2030(2)		$16,570,000	17,229,257
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/2025		8,985,000	9,427,707
4.42%, 11/15/2035		40,925,000	41,548,949
GE Capital UK Funding Unlimited Co.
4.13%, 09/13/2023	GBP	200,000	260,214
Genworth Holdings, Inc.
7.20%, 02/15/2021		$2,535,000	2,370,225
Global Bank Corp.
5.25% (3 Month LIBOR USD + 3.30%), 04/16/2029(1)		550,000	563,750
GLP Capital LP / GLP Financing II, Inc.
3.35%, 09/01/2024		3,795,000	3,791,964
4.00%, 01/15/2030		2,100,000	2,088,135
4.00%, 01/15/2031		565,000	558,271
5.25%, 06/01/2025		2,239,000	2,434,711
5.30%, 01/15/2029		5,325,000	5,762,076
5.38%, 04/15/2026		3,545,000	3,874,260
5.75%, 06/01/2028		4,034,000	4,444,258
Goldman Sachs Group, Inc.
2.60%, 02/07/2030		5,525,000	5,767,840
2.88% (3 Month LIBOR USD + 0.82%), 10/31/2022(1)		11,078,000	11,357,654
2.91% (3 Month LIBOR USD + 0.99%), 07/24/2023(1)		1,235,000	1,283,538
3.80%, 03/15/2030		4,862,000	5,546,170
Goodman US Finance Three LLC
3.70%, 03/15/2028(2)		463,000	500,603
Growthpoint Properties International Pty Ltd.
5.87%, 05/02/2023(2)		200,000	196,000
HCP, Inc.
3.25%, 07/15/2026		610,000	666,646
3.40%, 02/01/2025		2,625,000	2,828,959
3.50%, 07/15/2029		685,000	745,867
4.00%, 06/01/2025		4,375,000	4,845,354
4.20%, 03/01/2024		1,175,000	1,280,400
4.25%, 11/15/2023		16,000	17,416
Healthcare Realty Trust, Inc.
3.63%, 01/15/2028		4,375,000	4,606,902
3.75%, 04/15/2023		3,356,000	3,493,887
Healthcare Trust of America Holdings LP
3.70%, 04/15/2023		3,425,000	3,583,150
Healthpeak Properties, Inc.
2.88%, 01/15/2031		5,865,000	6,021,036
3.00%, 01/15/2030		70,000	73,227
Highwoods Realty LP
3.05%, 02/15/2030		200,000	199,043
4.13%, 03/15/2028		4,875,000	5,213,059
4.20%, 04/15/2029		1,148,000	1,233,423
Host Hotels & Resorts LP
3.75%, 10/15/2023		2,175,000	2,219,877
4.50%, 02/01/2026		1,600,000	1,656,320
Howard Hughes Corp.
5.38%, 03/15/2025(2)		1,777,000	1,653,676
HSBC Holdings Plc
1.39% (3 Month LIBOR USD + 1.00%), 05/18/2024(1)		400,000	396,767
2.10% (Secured Overnight Financing Rate + 1.93%), 06/04/2026(1)		12,870,000	12,997,755
2.85% (Secured Overnight Financing Rate + 2.39%), 06/04/2031(1)		20,300,000	20,758,826
3.00% (1 Year Swap Rate GBP + 1.77%), 05/29/2030(1)	GBP	2,400,000	3,145,011
3.26% (3 Month LIBOR USD + 1.06%), 03/13/2023(1)		$1,585,000	1,642,047
3.95% (3 Month LIBOR USD + 0.99%), 05/18/2024(1)		7,615,000	8,183,881
3.97% (3 Month LIBOR USD + 1.61%), 05/22/2030(1)		2,600,000	2,885,618
4.29% (3 Month LIBOR USD + 1.35%), 09/12/2026(1)		10,000,000	11,123,785
4.58% (3 Month LIBOR USD + 1.53%), 06/19/2029(1)		3,200,000	3,696,308
5.88% (5 Year Swap Rate GBP + 4.28%), 03/28/2169(1)	GBP	6,400,000	7,752,793
6.00% (5 Year Swap Rate EUR + 5.34%), 03/29/2169(1)	EUR	600,000	699,573
6.50% (5 Year 1100 Run ICE Swap Rate USD + 3.61%), 09/23/2168(1)		$1,820,000	1,867,775
6.88% (5 Year 1100 Run ICE Swap Rate USD + 5.51%), 12/01/2168(1)		200,000	202,928

Hudson Pacific Properties LP
3.95%, 11/01/2027		2,399,000	2,485,870
Hunt Companies, Inc.
6.25%, 02/15/2026(2)		82,000	74,620
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
5.25%, 05/15/2027		1,870,000	1,804,550
ICICI Bank Ltd./Hong Kong
5.75%, 11/16/2020(2)		200,000	202,388
5.75%, 11/16/2020		200,000	202,388
Industrial & Commercial Bank of China Ltd.
1.06% (3 Month LIBOR USD + 0.75%), 12/21/2021(1)		3,500,000	3,490,272
1.20% (3 Month LIBOR USD + 0.75%), 11/08/2020(1)		25,826,000	25,837,789
ING Bank NV
5.80%, 09/25/2023(2)		1,026,000	1,151,278
ING Groep NV
1.30% (3 Month LIBOR USD + 1.00%), 10/02/2023(1)		1,300,000	1,305,736
4.10%, 10/02/2023		2,200,000	2,412,855
6.88% (5 Year Swap Rate USD + 5.12%), 04/16/2169(1)		300,000	309,750
International Lease Finance Corp.
8.25%, 12/15/2020		2,500,000	2,558,644
8.63%, 01/15/2022		1,056,000	1,134,482
Intesa Sanpaolo SpA
7.00% (5 Year Swap Rate EUR + 6.88%), 07/19/2168(1)	EUR	5,570,000	6,216,343
Itau Unibanco Holding SA
2.90%, 01/24/2023(2)		$5,500,000	5,438,180
3.25%, 01/24/2025(2)		3,800,000	3,738,250
Jefferies Group LLC
5.13%, 01/20/2023		6,335,000	6,874,871
6.25%, 01/15/2036		1,430,000	1,637,929
6.45%, 06/08/2027		3,660,000	4,294,202
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
4.15%, 01/23/2030		7,180,000	7,795,070
4.85%, 01/15/2027		1,500,000	1,651,778
Jones Lang LaSalle, Inc.
4.40%, 11/15/2022		1,270,000	1,331,197
JPMorgan Chase & Co.
2.08% (Secured Overnight Financing Rate + 1.85%), 04/22/2026(1)		11,770,000	12,211,748
2.18% (Secured Overnight Financing Rate + 1.89%), 06/01/2028(1)		7,115,000	7,359,769
2.52% (Secured Overnight Financing Rate + 2.04%), 04/22/2031(1)		14,415,000	15,223,820
2.74% (Secured Overnight Financing Rate + 1.51%), 10/15/2030(1)		4,350,000	4,665,981
2.95%, 10/01/2026		2,340,000	2,570,034
2.96% (Secured Overnight Financing Rate + 2.52%), 05/13/2031(1)		10,330,000	10,984,702
3.11% (Secured Overnight Financing Rate + 2.44%), 04/22/2051(1)		13,945,000	15,007,979
3.20%, 06/15/2026		6,585,000	7,309,052
4.49% (Secured Overnight Financing Rate + 3.79%), 03/24/2031(1)		13,825,000	16,889,255
Kennedy-Wilson, Inc.
5.88%, 04/01/2024		224,000	222,880
Kilroy Realty LP
3.05%, 02/15/2030		200,000	198,411
3.45%, 12/15/2024		1,845,000	1,934,129
4.38%, 10/01/2025		2,345,000	2,518,396
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027(2)		6,245,000	4,996,000
5.25%, 10/01/2025(2)		4,265,000	3,679,458
5.88%, 08/01/2021(2)		1,025,000	1,014,750
LeasePlan Corp. NV
2.88%, 10/24/2024(2)		300,000	308,297
Lloyds Banking Group Plc
2.86% (3 Month LIBOR USD + 1.25%), 03/17/2023(1)		15,365,000	15,826,056
2.91% (3 Month LIBOR USD + 0.81%), 11/07/2023(1)		12,390,000	12,899,618
3.57% (3 Month LIBOR USD + 1.21%), 11/07/2028(1)		420,000	456,361
3.87% (1 Year CMT Index + 3.50%), 07/09/2025(1)		1,675,000	1,821,612
4.05%, 08/16/2023		2,000,000	2,174,126
4.38%, 03/22/2028		400,000	464,120
4.45%, 05/08/2025		4,265,000	4,836,630
4.55%, 08/16/2028		1,600,000	1,874,665
4.95% (CMS 5 Year Rate EUR + 5.29%), 06/27/2169(1)(6)	EUR	5,281,000	5,747,791
7.50% (5 Year Swap Rate USD + 4.50%), 12/27/2168(1)		$3,100,000	3,216,870
7.63% (5 Year Swap Rate GBP + 5.01%), 06/27/2169(1)	GBP	1,900,000	2,397,543
7.88% (5 Year Swap Rate GBP + 4.83%), 06/27/2169(1)		900,000	1,235,630
Logicor Financing SARL
3.25%, 11/13/2028	EUR	265,000	324,394
Marsh & McLennan Cos, Inc.
2.25%, 11/15/2030		$1,965,000	2,041,533
Massachusetts Mutual Life Insurance Co.
3.38%, 04/15/2050(2)		5,745,000	5,910,213
Metropolitan Life Global Funding I
2.95%, 04/09/2030(2)		1,175,000	1,287,346
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
5.63%, 05/01/2024		1,079,000	1,122,236
Mid-America Apartments LP
3.95%, 03/15/2029		700,000	807,114
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.65%, 09/19/2022(2)		600,000	615,738
3.41%, 02/28/2022(2)		200,000	206,218
3.96%, 09/19/2023(2)		300,000	320,934

Morgan Stanley
2.70% (Secured Overnight Financing Rate + 1.14%), 01/22/2031(1)		10,000,000	10,621,380
3.13%, 07/27/2026		2,030,000	2,239,560
3.88%, 04/29/2024		14,850,000	16,420,781
3.95%, 04/23/2027		10,130,000	11,401,745
4.00%, 07/23/2025		8,000,000	9,070,309
4.35%, 09/08/2026		8,350,000	9,628,762
5.00%, 11/24/2025		10,320,000	12,053,852
7.50%, 04/02/2032(3)(16)		14,800,000	12,807,615
National Retail Properties, Inc.
2.50%, 04/15/2030		200,000	190,959
Nationwide Building Society
3.62% (3 Month LIBOR USD + 1.18%), 04/26/2023(1)(2)		4,250,000	4,416,064
3.77% (3 Month LIBOR USD + 1.06%), 03/08/2024(1)(2)		6,600,000	6,953,769
3.96% (3 Month LIBOR USD + 1.86%), 07/18/2030(1)(2)		5,650,000	6,359,454
4.30% (3 Month LIBOR USD + 1.45%), 03/08/2029(1)(2)		8,600,000	9,747,453
4.36% (3 Month LIBOR USD + 1.39%), 08/01/2024(1)(2)		4,600,000	4,976,439
Nationwide Mutual Insurance Co.
2.60% (3 Month LIBOR USD + 2.29%), 12/15/2024(1)(2)		1,790,000	1,782,163
NatWest Markets Plc
0.63%, 03/02/2022	EUR	4,750,000	5,315,225
3.63%, 09/29/2022(2)		$12,800,000	13,415,242
Navient Corp.
5.00%, 10/26/2020		300,000	298,761
5.00%, 03/15/2027		1,997,000	1,677,480
5.50%, 01/25/2023		3,000,000	2,876,250
5.88%, 03/25/2021		9,693,000	9,523,372
5.88%, 10/25/2024		30,000	28,181
6.13%, 03/25/2024		14,000	13,300
6.50%, 06/15/2022		3,941,000	3,872,033
6.63%, 07/26/2021		2,969,000	2,909,620
6.75%, 06/15/2026		89,000	82,770
7.25%, 01/25/2022		15,500,000	15,538,750
7.25%, 09/25/2023		221,000	216,003
New York Life Global Funding
1.70%, 09/14/2021(2)		6,775,000	6,878,443
2.35%, 07/14/2026(2)		1,000,000	1,072,699
New York Life Insurance Co.
3.75%, 05/15/2050(2)		9,600,000	10,818,223
Newmark Group, Inc.
6.13%, 11/15/2023		602,000	602,331
Old Republic International Corp.
3.88%, 08/26/2026		5,155,000	5,510,447
4.88%, 10/01/2024		335,000	362,303
Omega Healthcare Investors, Inc.
4.50%, 01/15/2025		5,050,000	5,212,505
Oppenheimer Holdings, Inc.
6.75%, 07/01/2022		84,000	85,418
Park Aerospace Holdings Ltd.
3.63%, 03/15/2021(2)		451,000	445,050
4.50%, 03/15/2023(2)		9,484,000	8,652,397
5.25%, 08/15/2022(2)		14,261,000	13,386,927
5.50%, 02/15/2024(2)		4,459,000	4,079,268
Physicians Realty LP
3.95%, 01/15/2028		177,000	180,436
Prologis LP
3.75%, 11/01/2025		1,325,000	1,521,766
QNB Finance Ltd.
1.90% (3 Month LIBOR USD + 1.45%), 08/11/2021(1)		3,400,000	3,399,978
2.71% (3 Month LIBOR USD + 1.57%), 07/18/2021(1)		2,400,000	2,405,993
Quicken Loans LLC
5.25%, 01/15/2028(2)		3,595,000	3,738,800
5.75%, 05/01/2025(2)		3,985,000	4,073,826
Raymond James Financial, Inc.
4.65%, 04/01/2030		2,505,000	2,994,706
4.95%, 07/15/2046		4,420,000	5,344,831
5.63%, 04/01/2024		1,617,000	1,842,605
Realty Income Corp.
3.25%, 06/15/2029		300,000	324,176
Regency Centers LP
2.95%, 09/15/2029		200,000	202,960
3.60%, 02/01/2027		4,271,000	4,545,333
3.70%, 06/15/2030		4,801,000	5,160,780
4.13%, 03/15/2028		970,000	1,058,152
Retail Opportunity Investments Partnership LP
4.00%, 12/15/2024		895,000	868,696
Royal Bank of Scotland Group Plc
1.85% (3 Month LIBOR USD + 1.55%), 06/25/2024(1)		5,845,000	5,848,399
1.86% (3 Month LIBOR USD + 1.47%), 05/15/2023(1)		3,217,000	3,218,995
2.00% (3 Month EURIBOR + 2.04%), 03/08/2023(1)(6)	EUR	1,100,000	1,256,227
2.00% (3 Month EURIBOR + 1.74%), 03/04/2025(1)		400,000	462,895
2.50%, 03/22/2023		3,600,000	4,206,958
3.50% (3 Month LIBOR USD + 1.48%), 05/15/2023(1)		$855,000	887,696
3.88%, 09/12/2023		10,543,000	11,366,875
4.27% (3 Month LIBOR USD + 1.76%), 03/22/2025(1)		16,200,000	17,614,021
4.45% (3 Month LIBOR USD + 1.87%), 05/08/2030(1)		4,390,000	5,095,674
4.52% (3 Month LIBOR USD + 1.55%), 06/25/2024(1)		1,600,000	1,738,240

4.80%, 04/05/2026		200,000	231,403
4.89% (3 Month LIBOR USD + 1.75%), 05/18/2029(1)		2,900,000	3,418,017
5.08% (3 Month LIBOR USD + 1.91%), 01/27/2030(1)		6,600,000	7,928,780
5.13%, 05/28/2024		3,650,000	3,992,655
6.00% (5 Year CMT Index + 5.63%), 09/29/2168(1)		8,300,000	8,407,900
6.10%, 06/10/2023		500,000	553,615
6.13%, 12/15/2022		120,000	130,995
7.50% (5 Year Swap Rate USD + 5.80%), 09/30/2168(1)		4,060,000	4,074,210
8.00% (5 Year Swap Rate USD + 5.72%), 09/30/2168(1)		7,151,000	7,893,703
8.63% (5 Year Swap Rate USD + 7.60%), 09/30/2168(1)		3,500,000	3,639,125
Sabra Health Care LP
3.90%, 10/15/2029		200,000	181,761
Santander Holdings USA, Inc.
3.24%, 10/05/2026		6,342,000	6,588,837
3.40%, 01/18/2023		184,000	191,530
3.50%, 06/07/2024		50,000	52,593
4.40%, 07/13/2027		153,000	165,783
Santander UK Group Holdings Plc
0.45% (3 Month EURIBOR + 0.85%), 03/27/2024(1)(6)	EUR	1,200,000	1,315,735
0.52% (3 Month EURIBOR + 0.78%), 05/18/2023(1)(6)		200,000	221,080
1.13%, 09/08/2023		400,000	451,607
2.88%, 10/16/2020		$2,800,000	2,819,381
2.92% (1 Year Swap Rate GBP + 1.38%), 05/08/2026(1)	GBP	520,000	670,262
3.37% (3 Month LIBOR USD + 1.08%), 01/05/2024(1)		$1,000,000	1,048,060
3.57%, 01/10/2023		6,395,000	6,637,228
3.82% (3 Month LIBOR USD + 1.40%), 11/03/2028(1)		4,990,000	5,498,389
4.75%, 09/15/2025(2)		1,025,000	1,110,629
4.80% (3 Month LIBOR USD + 1.57%), 11/15/2024(1)		18,285,000	20,227,227
6.75% (5 Year Swap Rate GBP + 5.79%), 06/24/2169(1)	GBP	5,800,000	7,303,565
7.38% (5 Year Swap Rate GBP + 5.54%), 09/24/2168(1)		5,647,000	7,119,648
Santander UK Plc
2.13%, 11/03/2020		$370,000	372,053
3.40%, 06/01/2021		600,000	615,973
SBA Tower Trust
2.84%, 01/15/2025(2)		3,250,000	3,350,793
2.88%, 07/09/2021(2)		3,000,000	3,004,950
3.17%, 04/11/2022(2)		2,825,000	2,853,516
3.45%, 03/15/2023(2)		600,000	624,164
3.72%, 04/11/2023(2)		3,515,000	3,647,557
3.87%, 10/08/2024(2)		10,376,000	10,957,341
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/2022		1,300,000	1,365,468
5.72%, 06/16/2021		3,720,000	3,862,476
Service Properties Trust
3.95%, 01/15/2028		5,245,000	4,222,795
Shimao Group Holdings Ltd.
4.75%, 07/03/2022		8,900,000	9,066,537
Simon Property Group LP
3.30%, 01/15/2026		1,515,000	1,625,380
3.50%, 09/01/2025		2,305,000	2,490,273
Sirius International Group Ltd.
4.60%, 11/01/2026(2)		2,520,000	2,274,300
SITE Centers Corp.
3.63%, 02/01/2025		1,914,000	1,928,607
4.25%, 02/01/2026		2,500,000	2,531,399
4.70%, 06/01/2027		8,000,000	8,138,842
SL Green Operating Partnership LP
3.25%, 10/15/2022		6,000,000	5,974,889
SL Green Realty Corp.
4.50%, 12/01/2022		850,000	867,608
Societe Generale SA
4.25%, 04/14/2025(2)		2,340,000	2,476,165
4.75%, 11/24/2025(2)		9,285,000	10,164,280
6.75% (5 Year Swap Rate USD + 3.93%), 10/06/2168(1)(2)		400,000	398,000
6.75% (5 Year Swap Rate EUR + 5.54%), 10/07/2168(1)	EUR	300,000	333,814
7.38% (5 Year Swap Rate USD + 6.24%), 03/13/2169(1)(2)		$2,100,000	2,118,270
7.38% (5 Year Swap Rate USD + 4.30%), 04/04/2169(1)(2)		3,700,000	3,727,750
Spirit Realty LP
3.40%, 01/15/2030		200,000	189,210
Springleaf Finance Corp.
5.63%, 03/15/2023		3,658,000	3,699,226
6.13%, 05/15/2022		3,548,000	3,613,212
6.13%, 03/15/2024		2,400,000	2,439,000
6.88%, 03/15/2025		363,000	372,415
7.75%, 10/01/2021		5,960,000	6,201,082
8.25%, 12/15/2020		8,210,000	8,480,930
Standard Chartered Plc
1.51% (3 Month LIBOR USD + 1.20%), 09/10/2022(1)(2)		3,900,000	3,905,070
2.29% (3 Month LIBOR USD + 1.15%), 01/20/2023(1)(2)		6,475,000	6,473,187
4.25% (3 Month LIBOR USD + 1.15%), 01/20/2023(1)(2)		1,730,000	1,795,913
4.64% (5 Year CMT Index + 3.85%), 04/01/2031(1)(2)		18,880,000	21,337,729
Starwood Property Trust, Inc.
4.75%, 03/15/2025		133,000	121,030
Stichting AK Rabobank Certificaten
0.00%, 03/29/2169	EUR	3,690,000	4,394,458
STORE Capital Corp.
4.50%, 03/15/2028		$128,000	130,377
4.63%, 03/15/2029		200,000	204,464

SVB Financial Group
3.13%, 06/05/2030		388,000	415,497
Synchrony Financial
2.85%, 07/25/2022		3,720,000	3,783,696
4.25%, 08/15/2024		955,000	1,004,359
4.38%, 03/19/2024		2,923,000	3,061,924
4.50%, 07/23/2025		2,778,000	2,951,632
Teachers Insurance & Annuity Association of America
3.30%, 05/15/2050(2)		5,765,000	5,938,923
4.38% (3 Month LIBOR USD + 2.66%), 09/15/2054(1)(2)		4,500,000	4,790,251
TP ICAP Plc
5.25%, 01/26/2024	GBP	100,000	132,909
Travelers Cos, Inc.
2.55%, 04/27/2050		$850,000	839,847
UBS AG
4.75% (5 Year Swap Rate EUR + 3.40%), 02/12/2026(1)	EUR	5,400,000	6,171,141
5.13%, 05/15/2024		$200,000	216,605
UBS Group AG
5.75% (5 Year Swap Rate EUR + 5.29%), 02/19/2169(1)	EUR	600,000	689,870
6.88% (5 Year Swap Rate USD + 5.50%), 03/22/2169(1)		$300,000	303,375
7.00% (5 Year Swap Rate USD + 4.87%), 02/19/2169(1)		200,000	219,790
7.13% (5 Year Swap Rate USD + 5.88%), 08/10/2168(1)		300,000	305,216
UniCredit SpA
6.75% (5 Year Swap Rate EUR + 6.10%), 03/10/2169(1)	EUR	4,200,000	4,612,529
7.83%, 12/04/2023(2)		$13,400,000	15,442,951
Unique Pub Finance Co. Plc
5.66%, 06/30/2027	GBP	3,214,648	4,042,132
7.40%, 03/28/2024		3,107,000	3,991,255
Ventas Realty LP
3.00%, 01/15/2030		$1,765,000	1,748,292
3.25%, 10/15/2026		7,052,000	7,255,443
3.85%, 04/01/2027		1,485,000	1,553,637
4.40%, 01/15/2029		3,000,000	3,270,594
VEREIT Operating Partnership LP
3.40%, 01/15/2028		2,855,000	2,872,262
3.95%, 08/15/2027		4,155,000	4,323,317
4.60%, 02/06/2024		6,215,000	6,611,027
4.63%, 11/01/2025		10,265,000	11,109,104
4.88%, 06/01/2026		4,800,000	5,321,772
VIVAT NV
2.38%, 05/17/2024	EUR	500,000	580,248
Voyager Aviation Holdings LLC / Voyager Finance Co.
8.50%, 08/15/2021(2)		$186,000	135,780
WEA Finance LLC
3.15%, 04/05/2022(2)		3,000,000	3,043,892
Weingarten Realty Investors
3.25%, 08/15/2026		1,665,000	1,661,351
Wells Fargo & Co.
1.65% (Secured Overnight Financing Rate + 1.60%), 06/02/2024(1)		7,275,000	7,392,811
2.19% (Secured Overnight Financing Rate + 2.00%), 04/30/2026(1)		3,600,000	3,722,282
2.39% (Secured Overnight Financing Rate + 2.10%), 06/02/2028(1)		10,650,000	11,001,742
2.57% (3 Month LIBOR USD + 1.00%), 02/11/2031(1)		12,285,000	12,851,242
2.60%, 07/22/2020		310,000	310,378
2.88% (3 Month LIBOR USD + 1.17%), 10/30/2030(1)		30,992,000	33,120,664
3.07% (Secured Overnight Financing Rate + 2.53%), 04/30/2041(1)		17,550,000	18,261,262
3.58% (3 Month LIBOR USD + 1.31%), 05/22/2028(1)		9,455,000	10,493,386
Welltower, Inc.
3.95%, 09/01/2023		13,500,000	14,533,727
4.00%, 06/01/2025		4,690,000	5,184,271
4.25%, 04/15/2028		111,000	124,029
4.50%, 01/15/2024		650,000	711,944
Weyerhaeuser Co.
4.00%, 04/15/2030		9,630,000	10,877,246
Willis North America, Inc.
3.60%, 05/15/2024		9,380,000	10,151,855
WPC Eurobond BV
1.35%, 04/15/2028	EUR	3,425,000	3,782,487
2.13%, 04/15/2027		400,000	464,772
2.25%, 04/09/2026		1,300,000	1,528,262

Total Financials			2,407,121,956

Industrials – 2.22%
Amcor Finance USA, Inc.
3.63%, 04/28/2026		$2,990,000	3,239,137
4.50%, 05/15/2028		4,100,000	4,713,460
Arrow Electronics, Inc.
3.50%, 04/01/2022		480,000	492,852
4.00%, 04/01/2025		3,622,000	3,915,535
4.50%, 03/01/2023		380,000	403,515
Associated Materials LLC / AMH New Finance, Inc.
9.00%, 01/01/2024(2)		1,400,000	1,191,386
Aviation Capital Group LLC
2.88%, 01/20/2022(2)		8,869,000	8,476,377
3.88%, 05/01/2023(2)		100,000	95,139
4.13%, 08/01/2025(2)		168,000	151,249
4.88%, 10/01/2025(2)		3,007,000	2,754,489

Avnet, Inc.
3.75%, 12/01/2021		2,210,000	2,267,751
4.63%, 04/15/2026		10,485,000	11,868,055
4.88%, 12/01/2022		5,855,000	6,263,348
BAE Systems Plc
3.40%, 04/15/2030(2)		10,975,000	11,969,140
Ball Corp.
4.00%, 11/15/2023		750,000	776,250
Boeing Co.
2.25%, 06/15/2026		2,170,000	2,097,628
2.95%, 02/01/2030		2,790,000	2,724,583
3.10%, 05/01/2026		370,000	377,091
3.20%, 03/01/2029		1,855,000	1,834,756
3.25%, 02/01/2035		315,000	287,124
3.38%, 06/15/2046		905,000	749,975
3.50%, 03/01/2039		735,000	646,844
3.55%, 03/01/2038		375,000	341,408
3.63%, 03/01/2048		410,000	359,968
3.65%, 03/01/2047		80,000	69,571
3.75%, 02/01/2050		1,585,000	1,430,916
3.85%, 11/01/2048		1,695,000	1,515,032
3.95%, 08/01/2059		2,715,000	2,378,158
4.51%, 05/01/2023		1,439,000	1,519,454
4.88%, 05/01/2025		1,977,000	2,152,662
5.04%, 05/01/2027		2,860,000	3,153,522
5.15%, 05/01/2030		8,833,000	9,854,845
5.71%, 05/01/2040		7,091,000	8,019,416
5.81%, 05/01/2050		9,748,000	11,501,703
5.93%, 05/01/2060		8,416,000	9,944,632
Bombardier, Inc.
6.00%, 10/15/2022(2)		248,000	172,360
6.13%, 01/15/2023(2)		100,000	68,780
7.88%, 04/15/2027(2)		1,492,000	977,260
Boral Finance Pty Ltd.
3.00%, 11/01/2022(2)		4,439,000	4,474,211
3.75%, 05/01/2028(2)		3,520,000	3,450,262
Canadian Pacific Railway Co.
4.50%, 01/15/2022		110,000	115,511
Carrier Global Corp.
2.72%, 02/15/2030(2)		8,695,000	8,715,373
3.58%, 04/05/2050(2)		5,710,000	5,571,188
Caterpillar, Inc.
3.90%, 05/27/2021		3,110,000	3,208,706
CEMEX Finance LLC
6.00%, 04/01/2024(2)		450,000	445,365
Cemex SAB de CV
5.45%, 11/19/2029(2)		3,460,000	3,196,002
5.70%, 01/11/2025(2)		900,000	879,750
7.75%, 04/16/2026(2)		250,000	255,237
Clean Harbors, Inc.
4.88%, 07/15/2027(2)		1,639,000	1,684,072
5.13%, 07/15/2029(2)		680,000	705,269
DAE Funding LLC
4.00%, 08/01/2020(2)		3,924,000	3,894,570
4.50%, 08/01/2022(2)		183,000	174,307
5.00%, 08/01/2024(2)		8,307,000	7,787,812
5.25%, 11/15/2021(2)		6,844,000	6,707,120
5.75%, 11/15/2023(2)		2,501,000	2,382,202
Embraer Netherlands Finance BV
5.05%, 06/15/2025		2,405,000	2,128,449
5.40%, 02/01/2027		1,190,000	1,053,150
Embraer Overseas Ltd.
5.70%, 09/16/2023(2)		3,575,000	3,405,223
Empresa de Transporte de Pasajeros Metro SA
3.65%, 05/07/2030(2)		600,000	647,250
4.70%, 05/07/2050(2)		1,400,000	1,605,660
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/2025(2)		1,561,000	1,405,228
6.75%, 03/15/2022(2)		4,576,000	4,395,065
General Dynamics Corp.
3.00%, 05/11/2021		5,585,000	5,713,943
General Electric Co.
3.45%, 05/15/2024		915,000	975,102
3.63%, 05/01/2030		3,370,000	3,373,016
4.35%, 05/01/2050		13,905,000	13,780,445
5.00% (3 Month LIBOR USD + 3.33%), 06/15/2169(1)		7,944,000	6,236,834
5.50%, 06/07/2021	GBP	100,000	127,459
5.55%, 01/05/2026		$4,748,000	5,511,573
6.15%, 08/07/2037		36,000	41,686
6.25%, 09/29/2020	GBP	160,000	200,351
6.75%, 03/15/2032		$5,231,000	6,404,327
6.88%, 01/10/2039		27,000	33,185
Graphic Packaging International LLC
4.13%, 08/15/2024		50,000	51,625
4.75%, 07/15/2027(2)		1,500,000	1,582,500
Heathrow Funding Ltd.
4.88%, 07/15/2021(2)		7,220,000	7,364,973

Huntington Ingalls Industries, Inc.
3.84%, 05/01/2025(2)		3,995,000	4,337,870
4.20%, 05/01/2030(2)		2,465,000	2,746,085
Jabil, Inc.
4.70%, 09/15/2022		3,685,000	3,914,184
John Deere Capital Corp.
0.80% (3 Month LIBOR USD + 0.48%), 09/08/2022(1)		10,000,000	10,042,200
2.95%, 04/01/2022		7,475,000	7,801,322
Keysight Technologies, Inc.
3.00%, 10/30/2029		5,800,000	6,273,602
4.55%, 10/30/2024		1,374,000	1,534,414
4.60%, 04/06/2027		1,695,000	1,994,680
Komatsu Finance America, Inc.
2.12%, 09/11/2020		200,000	200,393
2.44%, 09/11/2022		860,000	879,215
Masco Corp.
3.50%, 04/01/2021		7,044,000	7,141,101
Matthews International Corp.
5.25%, 12/01/2025(2)		1,064,000	957,600
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(2)		510,000	500,916
NTT Finance Corp.
1.90%, 07/21/2021		5,400,000	5,461,834
OI European Group BV
4.00%, 03/15/2023(2)		216,000	212,745
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/2023		200,000	208,750
Penske Truck Leasing Co. LP / PTL Finance Corp.
3.38%, 02/01/2022(2)		2,781,000	2,852,906
4.88%, 07/11/2022(2)		5,762,000	6,137,798
PerkinElmer, Inc.
3.30%, 09/15/2029		4,910,000	5,261,408
PowerTeam Services LLC
9.03%, 12/04/2025(2)		5,121,000	5,223,420
Republic Services, Inc.
2.90%, 07/01/2026		3,000,000	3,277,159
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.72% (3 Month LIBOR USD + 3.50%), 07/15/2021(1)(2)		1,200,000	1,191,000
Roper Technologies, Inc.
2.00%, 06/30/2030		1,015,000	1,015,500
2.35%, 09/15/2024		1,215,000	1,280,557
2.95%, 09/15/2029		1,930,000	2,107,703
Sealed Air Corp.
4.00%, 12/01/2027(2)		505,000	505,000
5.25%, 04/01/2023(2)		1,000,000	1,045,460
5.50%, 09/15/2025(2)		1,545,000	1,660,875
Sensata Technologies, Inc.
4.38%, 02/15/2030(2)		208,000	205,920
Siemens Financieringsmaatschappij NV
0.93% (3 Month LIBOR USD + 0.61%), 03/16/2022(1)(2)		13,690,000	13,742,433
SIG Combibloc PurchaseCo SARL
1.88%, 06/18/2023(2)	EUR	9,357,000	10,670,068
2.13%, 06/18/2025(2)		7,592,000	8,650,050
SMBC Aviation Capital Finance DAC
2.65%, 07/15/2021(2)		$200,000	200,841
4.13%, 07/15/2023(2)		13,215,000	13,715,291
Spirit AeroSystems, Inc.
1.11% (3 Month LIBOR USD + 0.80%), 06/15/2021(1)		3,080,000	2,868,515
4.60%, 06/15/2028		695,000	557,738
Textron, Inc.
1.00% (3 Month LIBOR USD + 0.55%), 11/10/2020(1)		830,000	827,489
3.00%, 06/01/2030		16,485,000	16,408,001
TransDigm, Inc.
5.50%, 11/15/2027		25,000	21,824
6.25%, 03/15/2026(2)		2,490,000	2,488,444
7.50%, 03/15/2027		860,000	826,529
8.00%, 12/15/2025(2)		2,410,000	2,532,886
Trident TPI Holdings, Inc.
9.25%, 08/01/2024(2)		207,000	212,175
Triumph Group, Inc.
5.25%, 06/01/2022		482,000	412,110
6.25%, 09/15/2024(2)		751,000	638,350
Trivium Packaging Finance BV
3.75%, 08/15/2026(2)	EUR	340,000	374,896
5.50%, 08/15/2026(2)		$7,454,000	7,519,223
Union Pacific Corp.
3.95%, 09/10/2028		4,640,000	5,507,973
Vertical US Newco, Inc.
5.25%, 07/15/2027(2)		2,045,000	2,045,000
Vulcan Materials Co.
3.50%, 06/01/2030		1,400,000	1,520,290
Waste Pro USA, Inc.
5.50%, 02/15/2026(2)		2,121,000	2,024,473
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		4,200,000	4,287,651
WRKCo, Inc.
3.00%, 09/15/2024		4,000,000	4,253,170
3.00%, 06/15/2033		1,445,000	1,508,421

3.75%, 03/15/2025		815,000	903,345

Total Industrials			431,128,175

Technology – 1.62%
Activision Blizzard, Inc.
2.60%, 06/15/2022		100,000	103,751
Amdocs Ltd.
2.54%, 06/15/2030		15,503,000	15,439,517
Apple, Inc.
1.65%, 05/11/2030		4,685,000	4,837,322
2.65%, 05/11/2050		2,570,000	2,649,483
3.85%, 05/04/2043		2,805,000	3,478,926
4.65%, 02/23/2046		1,250,000	1,711,536
Broadcom Corp. / Broadcom Cayman Finance Ltd.
2.65%, 01/15/2023		200,000	207,443
3.50%, 01/15/2028		685,000	723,458
3.63%, 01/15/2024		8,815,000	9,480,248
3.88%, 01/15/2027		15,260,000	16,497,010
Broadcom, Inc.
3.13%, 10/15/2022(2)		3,000,000	3,125,096
3.15%, 11/15/2025(2)		1,721,000	1,827,194
3.46%, 09/15/2026(2)		21,327,000	22,892,002
3.63%, 10/15/2024(2)		4,875,000	5,297,631
4.11%, 09/15/2028(2)		3,068,000	3,355,641
4.15%, 11/15/2030(2)		2,607,000	2,836,532
4.25%, 04/15/2026(2)		2,625,000	2,922,912
4.30%, 11/15/2032(2)		11,277,000	12,448,949
4.75%, 04/15/2029(2)		16,122,000	18,296,909
5.00%, 04/15/2030(2)		6,767,000	7,776,082
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75%, 03/01/2025(2)		510,000	503,625
Dell International LLC / EMC Corp.
4.42%, 06/15/2021(2)		7,590,000	7,801,477
5.30%, 10/01/2029(2)		1,395,000	1,544,325
5.85%, 07/15/2025(2)		3,100,000	3,561,406
Exela Intermediate LLC / Exela Finance, Inc.
10.00%, 07/15/2023(2)		300,000	72,750
Fidelity National Information Services, Inc.
0.75%, 05/21/2023	EUR	1,870,000	2,114,685
Fiserv, Inc.
1.13%, 07/01/2027		1,465,000	1,663,565
2.65%, 06/01/2030		$5,465,000	5,765,323
3.20%, 07/01/2026		2,995,000	3,314,896
Hewlett Packard Enterprise Co.
2.09% (3 Month LIBOR USD + 0.72%), 10/05/2021(1)		2,500,000	2,495,142
Leidos, Inc.
3.63%, 05/15/2025(2)		120,000	130,770
4.38%, 05/15/2030(2)		212,000	238,807
Microchip Technology, Inc.
3.92%, 06/01/2021		1,670,000	1,702,545
4.33%, 06/01/2023		15,130,000	16,321,638
Micron Technology, Inc.
4.19%, 02/15/2027		3,800,000	4,208,787
4.64%, 02/06/2024		6,512,000	7,198,319
4.66%, 02/15/2030		8,880,000	10,350,955
5.33%, 02/06/2029		7,324,000	8,760,784
NetApp, Inc.
1.88%, 06/22/2025		1,000,000	1,013,003
2.38%, 06/22/2027		2,000,000	2,023,340
2.70%, 06/22/2030		2,500,000	2,503,643
NXP BV
4.30%, 06/18/2029(2)		566,000	642,077
5.35%, 03/01/2026(2)		1,945,000	2,311,860
NXP BV / NXP Funding LLC
3.88%, 09/01/2022(2)		6,840,000	7,231,092
4.13%, 06/01/2021(2)		19,112,000	19,682,178
4.63%, 06/01/2023(2)		460,000	504,550
4.88%, 03/01/2024(2)		5,935,000	6,628,415
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.70%, 05/01/2025(2)		606,000	636,572
3.15%, 05/01/2027(2)		1,178,000	1,249,764
3.40%, 05/01/2030(2)		212,000	228,123
Open Text Corp.
3.88%, 02/15/2028(2)		445,000	428,450
Oracle Corp.
2.80%, 04/01/2027		4,565,000	4,984,603
2.95%, 04/01/2030		7,480,000	8,333,040
3.60%, 04/01/2050		23,830,000	26,856,726
3.85%, 04/01/2060		833,000	974,616
4.00%, 07/15/2046		1,909,000	2,259,438
Seagate HDD Cayman
4.09%, 06/01/2029(2)		4,079,000	4,266,068
4.13%, 01/15/2031(2)		1,400,000	1,466,741
4.88%, 06/01/2027		431,000	467,353
5.75%, 12/01/2034		1,022,000	1,126,696
VMware, Inc.
2.95%, 08/21/2022		2,540,000	2,627,494
3.90%, 08/21/2027		160,000	169,490

4.65%, 05/15/2027	1,290,000	1,426,682
4.70%, 05/15/2030	546,000	603,517
Western Digital Corp.
4.75%, 02/15/2026	744,000	770,040

Total Technology		315,073,012

Utilities – 2.13%
AEP Texas, Inc.
3.85%, 10/01/2025(2)	1,500,000	1,662,875
AEP Transmission Co. LLC
3.10%, 12/01/2026	1,575,000	1,762,393
AES Corp.
3.95%, 07/15/2030(2)	2,040,000	2,157,300
5.13%, 09/01/2027	60,000	62,260
5.50%, 04/15/2025	345,000	354,073
6.00%, 05/15/2026	120,000	125,400
AES Gener SA
7.13% (5 Year Swap Rate USD + 4.64%), 03/26/2079(1)	4,500,000	4,644,204
American Electric Power Co., Inc.
2.15%, 11/13/2020	330,000	332,071
2.95%, 12/15/2022	400,000	420,342
American Transmission Systems, Inc.
5.25%, 01/15/2022(2)	100,000	105,919
American Water Capital Corp.
4.15%, 06/01/2049	1,425,000	1,765,193
APT Pipelines Ltd.
3.88%, 10/11/2022(2)	1,360,000	1,424,303
4.25%, 07/15/2027(2)	11,420,000	12,746,511
Ausgrid Finance Pty Ltd.
3.85%, 05/01/2023(2)	9,410,000	9,894,154
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	570,000	593,065
Black Hills Corp.
4.35%, 05/01/2033	6,250,000	7,109,919
British Transco International Finance BV
0.00%, 11/04/2021	400,000	393,963
Cleco Power LLC
6.00%, 12/01/2040	1,000,000	1,260,088
Dominion Energy, Inc.
2.45%, 01/15/2023(2)	13,500,000	13,931,066
DPL, Inc.
4.13%, 07/01/2025(2)	1,525,000	1,525,427
Duke Energy Carolinas LLC
3.70%, 12/01/2047	2,500,000	2,949,569
3.88%, 03/15/2046	2,750,000	3,282,008
4.25%, 12/15/2041	1,650,000	2,032,511
Duke Energy Progress LLC
3.25%, 08/15/2025	2,613,000	2,911,137
3.70%, 09/01/2028	4,050,000	4,706,610
4.10%, 03/15/2043	900,000	1,083,639
4.20%, 08/15/2045	1,000,000	1,236,965
Duquesne Light Holdings, Inc.
5.90%, 12/01/2021(2)	1,500,000	1,582,361
Edison International
4.95%, 04/15/2025	315,000	346,150
Emera US Finance LP
2.70%, 06/15/2021	338,000	344,179
Enel Americas SA
4.00%, 10/25/2026	1,832,000	1,941,938
Enel Finance International NV
2.75%, 04/06/2023(2)	8,060,000	8,364,007
3.63%, 05/25/2027(2)	3,175,000	3,465,864
Evergy Metro, Inc.
3.65%, 08/15/2025	3,550,000	4,000,540
FirstEnergy Corp.
1.60%, 01/15/2026	1,385,000	1,397,215
2.25%, 09/01/2030	1,090,000	1,092,192
2.85%, 07/15/2022	2,075,000	2,151,969
3.40%, 03/01/2050	10,950,000	11,674,589
3.90%, 07/15/2027	5,035,000	5,694,971
FirstEnergy Transmission LLC
4.35%, 01/15/2025(2)	7,535,000	8,521,838
IPALCO Enterprises, Inc.
4.25%, 05/01/2030(2)	1,245,000	1,348,590
ITC Holdings Corp.
2.70%, 11/15/2022	610,000	635,949
3.25%, 06/30/2026	2,000,000	2,190,661
4.05%, 07/01/2023	3,812,000	4,079,145
Jersey Central Power & Light Co.
4.30%, 01/15/2026(2)	1,000,000	1,156,293
4.70%, 04/01/2024(2)	150,000	168,202
KeySpan Gas East Corp.
2.74%, 08/15/2026(2)	4,500,000	4,810,267
LG&E & KU Energy LLC
4.38%, 10/01/2021	700,000	723,716
Metropolitan Edison Co.
4.00%, 04/15/2025(2)	4,000,000	4,473,861
4.30%, 01/15/2029(2)	5,000,000	5,843,761

Mong Duong Finance Holdings BV
5.13%, 05/07/2029	1,150,000	1,153,658
NextEra Energy Capital Holdings, Inc.
0.92% (3 Month LIBOR USD + 0.55%), 08/28/2021(1)	4,000,000	4,001,399
3.34%, 09/01/2020	3,400,000	3,416,961
NiSource, Inc.
2.65%, 11/17/2022	750,000	783,210
3.60%, 05/01/2030	3,820,000	4,364,682
Northern States Power Co.
3.60%, 09/15/2047	1,800,000	2,106,574
4.00%, 08/15/2045	1,000,000	1,213,972
NRG Energy, Inc.
3.75%, 06/15/2024(2)	700,000	739,001
4.45%, 06/15/2029(2)	7,405,000	7,794,133
5.25%, 06/15/2029(2)	850,000	894,446
5.75%, 01/15/2028	1,990,000	2,099,450
Pacific Gas & Electric Co.
1.75%, 06/16/2022	10,000,000	10,015,600
2.10%, 08/01/2027	5,180,000	5,115,613
2.45%, 08/15/2022(5)	1,944,000	2,118,960
2.50%, 02/01/2031	5,950,000	5,816,720
2.95%, 03/01/2026(5)	3,053,000	3,289,608
3.25%, 09/15/2021(5)	959,000	1,045,310
3.25%, 06/15/2023(5)	2,644,000	2,868,740
3.30%, 03/15/2027(5)	1,252,000	1,358,420
3.30%, 12/01/2027(5)	3,700,000	4,000,403
3.30%, 08/01/2040	4,970,000	4,836,059
3.40%, 08/15/2024(5)	2,476,000	2,723,600
3.50%, 10/01/2020(5)	5,979,000	6,517,110
3.50%, 06/15/2025(5)	3,850,000	4,244,625
3.50%, 08/01/2050	10,580,000	10,213,720
3.75%, 02/15/2024(5)	2,384,000	2,640,781
3.75%, 08/15/2042(5)	166,000	171,810
3.85%, 11/15/2023(5)	318,000	352,980
3.95%, 12/01/2047(5)	3,365,000	3,519,790
4.00%, 12/01/2046(5)	16,000	16,840
4.25%, 05/15/2021(5)	6,273,000	6,837,570
4.25%, 08/01/2023(5)	14,900,000	16,985,895
4.30%, 03/15/2045(5)	475,000	523,688
4.45%, 04/15/2042(5)	941,000	1,046,863
4.50%, 12/15/2041(5)	203,000	223,808
4.60%, 06/15/2043(5)	488,000	550,220
4.65%, 08/01/2028(5)	100,000	119,151
4.75%, 02/15/2044(5)	423,000	498,083
5.13%, 11/15/2043(5)	1,132,000	1,332,930
5.40%, 01/15/2040(5)	4,186,000	4,991,805
5.80%, 03/01/2037(5)	795,000	948,037
6.05%, 03/01/2034(5)	1,003,000	1,196,077
6.25%, 03/01/2039(5)	615,000	733,387
6.35%, 02/15/2038(5)	444,000	530,580
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/2028(2)	11,800,000	13,584,750
PPL WEM Ltd. / Western Power Distribution Plc
5.38%, 05/01/2021(2)	2,615,000	2,678,530
Public Service Co. of New Mexico
3.85%, 08/01/2025	7,000,000	7,699,522
San Diego Gas & Electric Co.
3.75%, 06/01/2047	24,000	27,679
Sempra Energy
3.25%, 06/15/2027	8,634,000	9,498,776
3.40%, 02/01/2028	3,037,000	3,336,713
4.05%, 12/01/2023	1,250,000	1,362,168
Southern California Edison Co.
3.65%, 03/01/2028	40,000	44,889
5.75%, 04/01/2035	70,000	94,805
6.00%, 01/15/2034	20,000	26,846
6.65%, 04/01/2029	192,000	238,072
Southern California Gas Co.
5.13%, 11/15/2040	12,000	15,581
Southern Co.
3.25%, 07/01/2026	8,000,000	8,865,496
Southern Co. Gas Capital Corp.
3.50%, 09/15/2021	3,250,000	3,339,450
4.40%, 05/30/2047	1,915,000	2,273,310
5.88%, 03/15/2041	1,920,000	2,548,737
Southern Power Co.
0.86% (3 Month LIBOR USD + 0.55%), 12/20/2020(1)(2)	600,000	600,030
Southwestern Electric Power Co.
4.10%, 09/15/2028	10,000,000	11,361,710
Spire, Inc.
3.54%, 02/27/2024	5,000,000	5,258,393
State Grid Overseas Investment 2016 Ltd.
2.75%, 05/04/2022(2)	404,000	413,845
3.75%, 05/02/2023(2)	4,235,000	4,503,931
Talen Energy Supply LLC
6.63%, 01/15/2028(2)	250,000	244,688

Tucson Electric Power Co.
3.05%, 03/15/2025		3,000,000	3,226,777
5.15%, 11/15/2021		678,000	710,790
Vistra Operations Co. LLC
3.55%, 07/15/2024(2)		8,385,000	8,653,949
3.70%, 01/30/2027(2)		26,455,000	27,239,681
4.30%, 07/15/2029(2)		3,960,000	4,162,478

Total Utilities			414,445,088

Total Corporate Bonds (Cost: $6,851,797,100)			7,178,878,009

Convertible Securities – 0.13%
Communications – 0.06%
DISH Network Corp.
2.38%, 03/15/2024		7,520,000	6,729,246
3.38%, 08/15/2026		4,385,000	4,028,125

Total Communications			10,757,371

Consumer, Cyclical – 0.01%
Caesars Entertainment Corp.
5.00%, 10/01/2024		1,634,430	2,747,001

Total Consumer, Cyclical			2,747,001

Consumer, Non-cyclical – 0.04%
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/2024		5,125,000	6,263,052
1.25%, 05/15/2027(2)		2,160,000	2,513,748

Total Consumer, Non-cyclical			8,776,800

Energy – 0.01%
Cheniere Energy, Inc.
4.88%, 05/28/2021(2)(7)		1,905,000	1,923,478
Chesapeake Energy Corp.
5.50%, 09/15/2026(5)		3,940,000	137,900

Total Energy			2,061,378

Industrials – 0.01%
Greenbrier Cos, Inc.
2.88%, 02/01/2024		1,993,000	1,640,183

Total Industrials			1,640,183

Total Convertible Securities (Cost: $28,173,734)			25,982,733

Government Related – 12.63%
Other Government Related – 1.75%
Abu Dhabi Government International Bond
2.50%, 09/30/2029		1,891,000	1,980,823
3.13%, 10/11/2027(2)		1,200,000	1,311,000
3.88%, 04/16/2050		200,000	236,150
3.88%, 04/16/2050(2)		5,400,000	6,376,050
Africa Finance Corp.
3.88%, 04/13/2024(2)		1,085,000	1,128,400
Argentina Bocon
30.02% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.00%), 10/04/2022(1)	ARS	3,900,000	77,493
Argentina Treasury Bond BONCER
1.00%, 08/05/2021		8,690,000	135,547
1.50%, 03/25/2024		9,677,000	115,782
Argentine Bonos del Tesoro
15.50%, 10/17/2026		110,804,000	655,002
Argentine Republic Government International Bond
3.38%, 01/15/2023	EUR	1,100,000	468,041
3.38%, 12/31/2038		179,000	74,876
3.75%, 12/31/2038		$8,696,000	3,413,180
3.88%, 01/15/2022	EUR	16,200,000	6,965,408
4.63%, 01/11/2023		$8,716,000	3,647,646
5.00%, 01/15/2027	EUR	2,000,000	824,424
5.25%, 01/15/2028		500,000	205,320
5.63%, 01/26/2022		$445,000	184,452
6.25%, 11/09/2047	EUR	100,000	41,064
6.88%, 01/26/2027		$300,000	120,600
6.88%, 01/11/2048		1,200,000	467,400
7.13%, 07/06/2036		200,000	77,702
7.50%, 04/22/2026		150,000	60,750
7.82%, 12/31/2033	EUR	220,177	103,573
Autonomous Community of Catalonia
4.90%, 09/15/2021		50,000	59,215
Bonos del Tesoro Nacional en Pesos Badlar
31.71% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 04/03/2022(1)	ARS	211,153,000	3,056,818
Chile Government International Bond
3.24%, 02/06/2028		$11,500,000	12,615,500
City of New York NY
3.55%, 12/01/2028		3,645,000	4,008,990
Ciudad Autonoma de Buenos Aires/Government Bonds
29.85% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 5.00%), 01/23/2022(1)	ARS	566,081,000	8,436,067
32.30% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 02/22/2028(1)		401,380,000	4,813,762
32.96% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.25%), 03/29/2024(1)		314,346,000	3,926,113
Colombia Government International Bond
3.00%, 01/30/2030		$1,400,000	1,382,500
3.88%, 04/25/2027		364,000	384,024
4.50%, 01/28/2026		525,000	568,318
5.00%, 06/15/2045		874,000	981,065
5.20%, 05/15/2049		700,000	820,351
Commonwealth of Massachusetts
3.00%, 03/01/2049		10,015,000	10,601,879

Commonwealth of Puerto Rico
4.13%, 07/01/2022(5)		100,000	63,375
5.00%, 07/01/2021(5)		240,000	156,000
5.00%, 07/01/2028(5)		20,000	14,025
5.00%, 07/01/2041(5)		395,000	247,862
5.13%, 07/01/2028(5)		30,000	20,813
5.13%, 07/01/2031(5)		2,590,000	1,806,525
5.13%, 07/01/2037(5)		190,000	121,837
5.25%, 07/01/2026(5)		200,000	140,500
5.25%, 07/01/2037(5)		100,000	70,250
5.38%, 07/01/2030(5)		165,000	104,775
5.50%, 07/01/2032(5)		1,610,000	1,120,963
5.50%, 07/01/2039(5)		520,000	339,950
5.70%, 07/01/2023(5)		170,000	111,775
5.75%, 07/01/2038(5)		80,000	55,000
5.75%, 07/01/2041(5)		100,000	63,500
6.00%, 07/01/2038(5)		610,000	432,338
6.00%, 07/01/2039(5)		55,000	38,088
6.50%, 07/01/2040(5)		30,000	21,038
8.00%, 07/01/2035(5)		800,000	480,000
Croatia Government International Bond
6.00%, 01/26/2024		1,253,000	1,433,119
Dominican Republic International Bond
4.50%, 01/30/2030(2)		300,000	271,350
5.50%, 01/27/2025		1,250,000	1,264,375
6.00%, 07/19/2028		1,665,000	1,674,990
Egypt Government International Bond
5.58%, 02/21/2023(2)		400,000	408,500
7.60%, 03/01/2029(2)		250,000	254,375
Export Credit Bank of Turkey
8.25%, 01/24/2024(2)		1,000,000	1,041,546
Export-Import Bank of India
1.33% (3 Month LIBOR USD + 1.02%), 03/28/2022(1)(16)		9,600,000	9,598,368
Guatemala Government Bond
5.38%, 04/24/2032(2)		600,000	662,700
6.13%, 06/01/2050(2)		800,000	925,200
Hazine Mustesarligi Varlik Kiralama AS
5.80%, 02/21/2022(2)		7,960,000	8,051,540
Health & Educational Facilities Authority of the State of Missouri
3.65%, 08/15/2057		2,735,000	3,380,788
Hungary Government International Bond
5.38%, 03/25/2024		1,596,000	1,810,502
Indonesia Government International Bond
2.85%, 02/14/2030		1,200,000	1,224,986
4.20%, 10/15/2050		200,000	223,243
Los Angeles Department of Water
6.01%, 07/01/2039		675,000	926,883
Metropolitan Transportation Authority
5.18%, 11/15/2049		2,720,000	3,172,934
Mexico Government International Bond
3.25%, 04/16/2030		3,731,000	3,697,458
3.75%, 01/11/2028		726,000	755,505
3.90%, 04/27/2025		900,000	963,900
4.50%, 04/22/2029		773,000	840,638
4.60%, 01/23/2046		713,000	735,802
4.75%, 04/27/2032		2,400,000	2,646,000
4.75%, 03/08/2044		1,000,000	1,050,000
5.00%, 04/27/2051		2,400,000	2,586,000
New York City Transitional Finance Authority Future Tax Secured Revenue
2.80%, 02/01/2026		1,850,000	2,007,638
3.95%, 08/01/2032		1,900,000	2,174,075
5.27%, 05/01/2027		3,500,000	4,330,935
New York City Water & Sewer System
5.75%, 06/15/2041		240,000	368,153
New York State Dormitory Authority
4.00%, 07/01/2050		1,855,000	2,075,040
5.05%, 09/15/2027		1,800,000	2,181,510
Panama Government International Bond
3.16%, 01/23/2030		5,109,000	5,499,838
3.88%, 03/17/2028		600,000	673,500
Paraguay Government International Bond
4.70%, 03/27/2027		1,380,000	1,507,664
4.95%, 04/28/2031(2)		932,000	1,039,180
Peru Government Bond
5.94%, 02/12/2029(2)	PEN	21,282,000	6,936,234
6.15%, 08/12/2032(2)		17,826,000	5,751,294
6.95%, 08/12/2031		5,192,000	1,784,454
Perusahaan Penerbit SBSN Indonesia III
2.30%, 06/23/2025(2)		$4,200,000	4,205,250
2.80%, 06/23/2030(2)		4,800,000	4,806,000
3.80%, 06/23/2050(2)		3,100,000	3,186,800
Peruvian Government International Bond
2.39%, 01/23/2026		758,000	787,183
2.78%, 01/23/2031		1,503,000	1,602,949
2.84%, 06/20/2030		1,270,000	1,362,075
4.13%, 08/25/2027		2,141,000	2,460,030
5.94%, 02/12/2029	PEN	11,140,000	3,623,272

5.94%, 02/12/2029(2)		11,637,000	3,792,734
6.15%, 08/12/2032(2)		2,151,000	703,811
6.35%, 08/12/2028(2)		12,544,000	4,194,256
6.90%, 08/12/2037(2)		879,000	298,131
6.95%, 08/12/2031		1,183,000	406,589
6.95%, 08/12/2031(2)		11,230,000	3,859,673
8.20%, 08/12/2026(2)		15,908,000	5,807,224
Provincia de Buenos Aires/Government Bonds
28.19% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 04/12/2025(1)(2)	ARS	1,284,476,000	15,355,535
32.81% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%), 05/31/2022(1)		51,870,000	644,164
Puerto Rico Electric Power Authority
6.05%, 07/01/2032(5)		$100,000	69,375
Qatar Government International Bond
3.88%, 04/23/2023		700,000	750,652
4.50%, 04/23/2028		2,059,000	2,426,408
4.63%, 06/02/2046		1,257,000	1,616,816
5.10%, 04/23/2048		600,000	815,449
Regents of the University of California Medical Center Pooled Revenue
3.01%, 05/15/2050		1,395,000	1,412,507
3.26%, 05/15/2060		15,790,000	16,414,495
Republic of South Africa Government International Bond
4.30%, 10/12/2028		3,234,000	2,997,465
4.85%, 09/30/2029		7,600,000	7,185,344
4.88%, 04/14/2026		700,000	699,006
5.75%, 09/30/2049		5,200,000	4,511,614
Russian Foreign Bond - Eurobond
4.25%, 06/23/2027		400,000	447,000
4.38%, 03/21/2029		1,200,000	1,363,500
4.75%, 05/27/2026		600,000	683,222
Saudi Government International Bond
2.75%, 02/03/2032(2)		300,000	307,818
3.63%, 03/04/2028		2,500,000	2,744,750
3.75%, 01/21/2055(2)		200,000	203,842
4.00%, 04/17/2025		16,200,000	17,960,130
4.50%, 10/26/2046		1,450,000	1,665,369
4.63%, 10/04/2047		800,000	932,768
5.00%, 04/17/2049		1,400,000	1,730,288
Serbia International Bond
3.13%, 05/15/2027(2)	EUR	1,998,000	2,348,348
State of California
7.95%, 03/01/2036		$428	413
State of Illinois
5.10%, 06/01/2033		225,000	228,251
6.73%, 04/01/2035		70,000	76,978
7.35%, 07/01/2035		55,000	62,395
State of Israel
3.80%, 05/13/2060		3,300,000	3,823,875
Texas Public Finance Authority
8.25%, 07/01/2024		3,960,000	3,975,206
Turkey Government International Bond
4.63%, 03/31/2025	EUR	6,300,000	7,051,012
5.63%, 03/30/2021		$800,000	813,240
5.75%, 03/22/2024		600,000	595,135
5.75%, 05/11/2047		2,800,000	2,279,609
6.35%, 08/10/2024		1,782,000	1,799,820
7.25%, 12/23/2023		4,000,000	4,157,616
7.63%, 04/26/2029		11,900,000	12,514,730
Uruguay Government International Bond
4.38%, 10/27/2027		2,000,000	2,285,020
4.38%, 01/23/2031		1,100,000	1,285,636
Venezuela Government International Bond
6.00%, 12/09/2020(5)		30,000	1,725
7.00%, 03/31/2038(5)		187,000	10,753
7.65%, 04/21/2025(5)		534,000	30,705
7.75%, 04/13/2022(5)		100,000	6,000
8.25%, 10/13/2024(5)		7,294,000	419,405
9.00%, 05/07/2023(5)		110,000	6,325
9.00%, 05/07/2023(5)		7,405,000	425,788
9.25%, 09/15/2027(5)		1,049,000	60,318
9.25%, 05/07/2028(5)		420,000	24,150
11.75%, 10/21/2026(5)		120,000	6,900
11.95%, 08/05/2031(5)		3,200,000	184,000

Total Other Government Related			340,170,963

U.S. Treasury Obligations – 10.88%
U.S. Treasury Inflation Indexed Bonds
0.25%, 07/15/2029(8)(9)		115,248,906	126,155,403
0.25%, 02/15/2050(8)		78,878,486	88,559,588
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2025(8)		52,339,798	54,881,998
U.S. Treasury Note/Bond
0.13%, 04/30/2022		140,350,000	140,251,317
0.13%, 05/31/2022		57,150,000	57,107,584
0.25%, 05/31/2025		71,700,000	71,607,574
0.25%, 06/30/2025		75,470,000	75,322,598
0.38%, 03/31/2022		83,370,000	83,669,611
0.63%, 05/15/2030		61,240,000	61,053,409
1.25%, 05/15/2050		97,004,000	93,127,629

1.50%, 11/30/2021	43,085,000	43,894,527
1.50%, 09/15/2022(9)	34,990,000	36,024,665
1.50%, 01/15/2023	229,835,000	237,538,062
1.63%, 11/15/2022	205,170,000	212,230,733
1.63%, 12/15/2022	44,950,000	46,554,855
2.00%, 02/15/2050	64,231,000	73,519,405
2.25%, 08/15/2049(10)	170,215,000	204,603,749
2.38%, 11/15/2049	53,640,000	66,218,161
2.50%, 02/15/2045	62,700,000	77,314,488
2.75%, 11/15/2047	250,000	326,924
2.88%, 08/15/2028(9)	7,800,000	9,236,297
2.88%, 05/15/2049	20,980,000	28,367,255
3.00%, 05/15/2045	30,000,000	40,266,797
3.00%, 02/15/2048(9)	15,800,000	21,620,695
3.00%, 08/15/2048(9)	10,405,000	14,301,185
3.00%, 02/15/2049	82,878,400	114,356,005
3.13%, 11/15/2028(9)	7,500,000	9,066,797
3.13%, 05/15/2048(9)	12,780,000	17,901,485
3.38%, 05/15/2044(9)	3,210,000	4,538,890
3.63%, 02/15/2044(9)	2,790,000	4,082,773

Total U.S. Treasury Obligations		2,113,700,459

Total Government Related (Cost: $2,305,270,115)		2,453,871,422

Mortgage-Backed Obligations – 30.51%
280 Park Avenue 2017-280P Mortgage Trust
1.06% (1 Month LIBOR USD + 0.88%, 0.88% Floor), 09/15/2034(1)(2)	1,315,633	1,305,161
Alternative Loan Trust 2003-22CB
5.75%, 12/25/2033	580,982	604,424
6.00%, 12/25/2033	174,708	179,898
Alternative Loan Trust 2004-16CB
5.50%, 07/25/2034	368,794	381,117
5.50%, 08/25/2034	404,770	418,748
Alternative Loan Trust 2005-56
0.91% (1 Month LIBOR USD + 0.73%, 0.73% Floor), 11/25/2035(1)	4,864,299	4,664,544
Alternative Loan Trust 2005-74T1
6.00%, 01/25/2036	11,599,493	9,160,052
Alternative Loan Trust 2006-HY12
3.57%, 08/25/2036(4)	266,345	267,656
Alternative Loan Trust 2006-OA3
0.38% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 05/25/2036(1)	6,039,546	4,934,723
Alternative Loan Trust 2006-OA7
2.44% (12 Month U.S. Treasury Average + 0.94%, 0.94% Floor), 06/25/2046(1)	11,585,460	9,754,578
Alternative Loan Trust 2006-OA17
0.39% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 12/20/2046(1)	16,053,695	12,862,659
Alternative Loan Trust 2006-OA22
0.39% (1 Month LIBOR USD + 0.21%, 0.21% Floor), 02/25/2047(1)	14,695,169	12,761,657
Alternative Loan Trust 2006-OC5
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor), 06/25/2046(1)	8,085,080	6,775,018
Alternative Loan Trust 2007-HY7C
0.32% (1 Month LIBOR USD + 0.14%, 0.14% Floor), 08/25/2037(1)	2,971,132	2,521,451
Alternative Loan Trust 2007-OA2
0.31% (1 Month LIBOR USD + 0.13%, 0.13% Floor), 03/25/2047(1)	12,514,904	9,039,553
2.34% (12 Month U.S. Treasury Average + 0.84%, 0.84% Floor), 03/25/2047(1)	27,290,523	21,748,415
Alternative Loan Trust 2007-OA4
0.35% (1 Month LIBOR USD + 0.17%, 0.17% Floor), 05/25/2047(1)	2,007,040	1,782,197
Angel Oak Mortgage Trust 2019-3
3.24%, 05/25/2059(2)(4)	3,817,253	3,852,988
Angel Oak Mortgage Trust I LLC 2019-1
3.92%, 11/25/2048(2)(4)	5,856,385	5,977,563
4.02%, 11/25/2048(2)(4)	1,316,344	1,342,213
Angel Oak Mortgage Trust I LLC 2019-2
3.63%, 03/25/2049(2)(4)	2,258,239	2,313,875
3.78%, 03/25/2049(2)(4)	2,456,278	2,515,304
4.07%, 03/25/2049(2)(4)	3,460,000	3,456,193
Angel Oak Mortgage Trust LLC
1.69%, 04/25/2065(2)(4)	5,420,000	5,419,972
Ashford Hospitality Trust 2018-ASHF
1.08% (1 Month LIBOR USD + 0.90%, 0.90% Floor), 04/15/2035(1)(2)	1,061,043	983,971
1.43% (1 Month LIBOR USD + 1.25%, 1.25% Floor), 04/15/2035(1)(2)	1,530,000	1,388,688
1.58% (1 Month LIBOR USD + 1.40%, 1.40% Floor), 04/15/2035(1)(2)	715,000	643,369
Atrium Hotel Portfolio Trust 2017-ATRM
1.11% (1 Month LIBOR USD + 0.93%, 0.93% Floor), 12/15/2036(1)(2)	3,120,000	2,898,213
1.68% (1 Month LIBOR USD + 1.50%, 1.50% Floor), 12/15/2036(1)(2)	1,095,000	993,216
Austin Fairmont Hotel Trust 2019-FAIR
1.43% (1 Month LIBOR USD + 1.25%, 1.25% Floor), 09/15/2032(1)(2)	2,155,000	2,020,152
1.63% (1 Month LIBOR USD + 1.45%, 1.45% Floor), 09/15/2032(1)(2)	5,500,000	5,100,769
Aventura Mall Trust
4.25%, 07/05/2040(2)(4)	5,325,000	5,597,407
BAMLL Commercial Mortgage Securities Trust 2018-PARK
4.23%, 08/10/2038(2)(4)	6,575,000	7,612,298
BAMLL Re-REMIC Trust 2016-RRLD11
6.01%, 06/17/2050(2)(4)	100,000	47,000
6.01%, 06/17/2050(2)(4)	231,753	231,793
Banc of America Commercial Mortgage Trust 2007-5
6.02%, 02/10/2051(4)	5,929,669	6,324,170
Banc of America Funding 2015-R7 Trust
2.54% (12 Month U.S. Treasury Average + 0.92%), 09/26/2046(1)(2)	1,106,754	1,095,872

Banc of America Funding 2015-R8 Trust
2.53%, 11/26/2046(2)(4)		1,589,362	1,585,297
Banc of America Funding 2015-R9 Trust
0.39% (1 Month LIBOR USD + 0.21%, 0.21% Floor), 02/26/2037(1)(2)		13,303,021	12,873,623
Bank 2017-BNK4
4.00%, 05/15/2050		960,000	978,717
Bank 2017-BNK5
3.90%, 06/15/2060(4)		1,167,000	1,180,578
Bank 2019-BNK18
3.98%, 05/15/2062		4,550,000	4,777,184
Bank 2019-BNK21
3.52%, 10/17/2052		1,960,000	1,667,662
Bank 2019-BNK22
2.50%, 11/15/2062(2)		3,945,000	2,831,986
Bank 2020-BNK25
2.84%, 01/15/2063		1,890,000	1,976,590
Bank 2020-BNK26
2.91%, 03/15/2063(4)		10,120,000	9,821,375
BBCCRE Trust 2015-GTP
4.70%, 08/10/2033(2)(4)		2,715,000	2,693,912
BBCMS 2019-BWAY Mortgage Trust
2.34% (1 Month LIBOR USD + 2.16%, 2.16% Floor), 11/25/2034(1)(2)		2,025,000	1,908,702
BBCMS Mortgage Trust 2020-C6
2.84%, 02/15/2053		1,880,000	1,876,811
BBCMS Trust 2018-CBM
1.18% (1 Month LIBOR USD + 1.00%, 1.00% Floor), 07/15/2037(1)(2)		2,945,000	2,650,842
BCAP LLC 2014-RR2
0.41% (1 Month LIBOR USD + 0.24%, 0.24% Floor), 10/26/2036(1)(2)		16,396,614	15,358,485
Bear Stearns ALT-A Trust 2005-1
1.31% (1 Month LIBOR USD + 1.13%, 0.75% Floor, 11.50% Cap), 01/25/2035(1)		6,167,557	5,719,566
Bear Stearns ARM Trust 2003-3
4.08%, 05/25/2033(4)		508,140	493,809
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24
5.66%, 10/12/2041(2)(4)		8,796,533	8,984,778
Benchmark 2018-B1 Mortgage Trust
3.88%, 01/15/2051(4)		3,095,000	3,424,373
Benchmark 2019-B13 Mortgage Trust
2.70%, 08/15/2057		7,750,000	8,360,772
3.18%, 08/15/2057		2,902,000	3,137,557
Benchmark 2020-B16 Mortgage Trust
3.66%, 02/15/2053(4)		3,051,000	2,747,883
BFLD 2019-DPLO
1.72% (1 Month LIBOR USD + 1.54%, 1.54% Floor), 10/15/2034(1)(2)		4,650,000	4,254,280
Brass NO 8 Plc
1.09% (3 Month LIBOR USD + 0.70%), 11/16/2066(1)(2)		2,588,207	2,537,161
Brunel Residential Mortgage Securitisation No 1 Plc
0.89% (3 Month LIBOR GBP + 0.22%), 01/13/2039(1)	GBP	1,003,846	1,243,760
BX Commercial Mortgage Trust 2019-IMC
1.48% (1 Month LIBOR USD + 1.30%, 1.30% Floor), 04/15/2034(1)(2)		$4,870,000	4,479,664
2.33% (1 Month LIBOR USD + 2.15%, 2.15% Floor), 04/15/2034(1)(2)		4,215,000	3,687,174
BX Trust 2019-OC11
3.20%, 12/09/2041(2)		2,755,000	2,882,782
BXP Trust 2017-GM
3.38%, 06/13/2039(2)		3,800,000	4,161,007
CALI Mortgage Trust 2019-101C
3.96%, 03/10/2039(2)		5,010,000	5,718,353
Cantor Commercial Real Estate Lending 2019-CF1
4.18%, 05/15/2052(4)		3,445,000	3,479,489
4.35%, 05/15/2052(4)		3,220,000	2,709,455
Cantor Commercial Real Estate Lending 2019-CF2
2.50%, 11/15/2052(2)		7,935,000	5,463,873
3.27%, 11/15/2052(4)		2,780,000	2,621,027
CD 2018-CD7 Mortgage Trust
5.01%, 08/15/2051(4)		8,190,000	7,999,530
Century Plaza Towers 2019-CPT
2.87%, 11/13/2039(2)		5,185,000	5,642,497
CHL Mortgage Pass-Through Trust Resecuritization 2008-3R
6.00%, 08/25/2037(2)		6,508,342	5,206,692
CIM Trust 2018-R4
4.07%, 12/26/2057(2)(4)		16,949,563	17,415,781
CIM Trust 2018-R5
3.75%, 07/25/2058(2)(4)		12,641,918	12,808,255
CIM Trust 2018-R6
1.25% (1 Month LIBOR USD + 1.08%, 1.08% Floor), 09/25/2058(1)(2)		15,529,292	15,160,012
CIM Trust 2019-R3
2.63%, 06/25/2058(2)(4)		22,173,916	21,778,486
CIM Trust 2019-R4
3.00%, 10/25/2059(2)(4)		25,721,525	23,937,048
CIM Trust 2020-R1
2.85%, 10/27/2059(2)(4)		30,101,561	26,185,916
Citigroup Commercial Mortgage Trust 2013-375P
3.63%, 05/10/2035(2)(4)		3,120,000	3,036,075
Citigroup Commercial Mortgage Trust 2015-GC27
2.69%, 02/10/2048		91,997	91,968
3.57%, 02/10/2048		430,000	452,097
Citigroup Commercial Mortgage Trust 2015-GC33
4.11%, 09/10/2058		1,350,000	1,449,560

Citigroup Commercial Mortgage Trust 2016-P3
3.06%, 04/15/2049		1,225,000	1,308,630
Citigroup Commercial Mortgage Trust 2017-P7
3.92%, 04/14/2050		2,140,000	2,299,375
Citigroup Commercial Mortgage Trust 2018-B2
4.83%, 03/10/2051(4)		1,195,000	1,054,530
Citigroup Commercial Mortgage Trust 2020-555
2.83%, 12/10/2041(2)		2,150,000	2,146,111
3.03%, 12/10/2041(2)		1,530,000	1,491,089
Citigroup Mortgage Loan Trust 2018-A
4.00%, 01/25/2068(2)(4)		1,466,487	1,477,019
Citigroup Mortgage Loan Trust 2018-C
4.13%, 03/25/2059(2)(3)		4,370,662	4,382,210
Citigroup Mortgage Loan Trust 2019-B
3.26%, 04/25/2066(2)(4)		3,242,231	3,232,853
Citigroup Mortgage Loan Trust 2019-RP1
3.50%, 01/25/2066(2)(4)		3,330,288	3,524,015
Clavis Securities Plc
0.36% (3 Month LIBOR GBP + 0.17%), 12/15/2032(1)	GBP	1,019,057	1,214,517
COLT 2018-2 Mortgage Loan Trust
3.47%, 07/27/2048(2)(4)		$1,286,224	1,297,978
4.19%, 07/27/2048(2)(4)		1,095,000	1,087,293
COLT 2018-3 Mortgage Loan Trust
3.87%, 10/26/2048(2)(4)		1,131,506	1,153,752
COLT 2018-4 Mortgage Loan Trust
4.01%, 12/28/2048(2)(4)		1,891,094	1,921,381
4.11%, 12/28/2048(2)(4)		1,568,640	1,593,948
COLT 2019-1 Mortgage Loan Trust
3.71%, 03/25/2049(2)(4)		4,915,993	4,965,821
COLT 2019-2 Mortgage Loan Trust
3.34%, 05/25/2049(2)(4)		4,040,755	4,088,808
3.54%, 05/25/2049(2)(4)		2,773,260	2,789,737
COLT 2019-3 Mortgage Loan Trust
2.76%, 08/25/2049(2)(4)		2,279,559	2,306,900
COLT 2020-3 Mortgage Loan Trust
1.51%, 04/27/2065(2)(4)		3,285,000	3,290,735
COMM 2014-CCRE20 Mortgage Trust
3.94%, 11/10/2047		1,115,000	1,177,955
COMM 2014-CR14 Mortgage Trust
4.77%, 02/10/2047(4)		6,770,000	6,481,490
COMM 2014-UBS2 Mortgage Trust
5.14%, 03/10/2047(4)		800,000	763,190
COMM 2015-CCRE24 Mortgage Trust
3.70%, 08/10/2048		1,990,000	2,195,409
COMM 2015-DC1 Mortgage Trust
3.72%, 02/10/2048		2,495,000	2,619,524
COMM 2015-PC1 Mortgage Trust
3.90%, 07/10/2050		515,000	566,901
4.58%, 07/10/2050(4)		440,000	453,073
COMM 2017-COR2 Mortgage Trust
3.51%, 09/10/2050		3,110,000	3,445,627
COMM 2017-PANW Mortgage Trust
3.53%, 10/10/2029(2)(4)		1,285,000	1,318,435
COMM 2020-CBM Mortgage Trust
3.40%, 02/10/2037(2)		5,150,000	4,691,041
Connecticut Avenue Securities Trust 2019-R04
2.28% (1 Month LIBOR USD + 2.10%), 06/25/2039(1)(2)		1,185,497	1,150,866
Connecticut Avenue Securities Trust 2019-R06
0.93% (1 Month LIBOR USD + 0.75%), 09/25/2039(1)(2)		610,119	609,222
Connecticut Avenue Securities Trust 2020-R02
0.93% (1 Month LIBOR USD + 0.75%), 01/25/2040(1)(2)		2,499,440	2,472,648
Credit Suisse Mortgage Capital Certificates 19-RPL4
3.52%, 08/26/2058(2)		702,081	716,837
Credit Suisse Mortgage Capital Certificates 2019-ICE4
1.78% (1 Month LIBOR USD + 1.60%, 1.60% Floor), 05/15/2036(1)(2)		5,465,000	5,294,287
2.33% (1 Month LIBOR USD + 2.15%, 2.15% Floor), 05/15/2036(1)(2)		2,375,000	2,267,997
Csail 2015-C2 Commercial Mortgage Trust
3.85%, 06/15/2057(4)		8,560,000	9,048,468
CSAIL 2016-C6 Commercial Mortgage Trust
3.09%, 01/15/2049		840,000	901,306
CSAIL 2016-C7 Commercial Mortgage Trust
3.96%, 11/15/2049(4)		6,160,000	6,617,272
CSAIL 2019-C16 Commercial Mortgage Trust
3.33%, 06/15/2052		10,970,000	12,172,185
CSAIL 2019-C17 Commercial Mortgage Trust
2.76%, 09/15/2052		6,050,000	6,472,574
3.28%, 09/15/2052		2,625,000	2,716,793
3.48%, 09/15/2052		3,015,000	2,880,580
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27
5.75%, 11/25/2033		102,746	107,316
CSMC 2014-USA OA LLC
4.37%, 09/15/2037(2)		6,175,000	4,766,967
CSMC 2018-RPL2 Trust
4.30%, 08/25/2062(2)(3)		2,448,366	2,482,045
CSMC 2018-RPL7 Trust
4.00%, 08/26/2058(2)		1,597,702	1,610,649

CSMC Trust 2013-5R
0.69% (1 Month LIBOR USD + 0.25%, 0.25% Floor), 02/27/2036(1)(2)		5,605,292	5,613,818
DBCG 2017-BBG Mortgage Trust
0.88% (1 Month LIBOR USD + 0.70%, 0.70% Floor), 06/15/2034(1)(2)		2,645,000	2,582,173
DBJPM 17-C6 Mortgage Trust
3.79%, 06/10/2050(4)		2,750,000	2,764,488
DBUBS 2017-BRBK Mortgage Trust
3.65%, 10/10/2034(2)(4)		2,540,000	2,585,476
DC Office Trust 2019-MTC
2.97%, 09/15/2045(2)		5,545,000	5,970,997
3.17%, 09/15/2045(2)(4)		4,450,000	4,037,917
Deephaven Residential Mortgage Trust 2018-1
2.98%, 12/25/2057(2)(4)		250,397	252,806
Deephaven Residential Mortgage Trust 2018-2
3.48%, 04/25/2058(2)(4)		1,560,116	1,587,138
Deephaven Residential Mortgage Trust 2019-1
3.74%, 01/25/2059(2)(4)		2,216,481	2,226,020
Deephaven Residential Mortgage Trust 2019-2
3.56%, 04/25/2059(2)(4)		2,711,428	2,721,260
Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust Series 2005-2
0.58% (1 Month LIBOR USD + 0.40%, 0.40% Floor), 04/25/2035(1)		4,761,267	4,357,335
Durham Mortgages Plc
0.81% (3 Month LIBOR GBP + 0.55%), 03/31/2053(1)	GBP	24,169,913	29,802,878
0.86% (3 Month LIBOR GBP + 0.60%), 03/31/2054(1)		20,435,351	25,084,840
Eleven Madison Trust 2015-11MD Mortgage Trust
3.67%, 09/10/2035(2)(4)		$3,110,000	3,364,873
Ellington Financial Mortgage Trust 2019-2
2.74%, 11/25/2059(2)(4)		5,359,916	5,379,422
EOS European Loan Conduit No 35 DAC
1.00% (3 Month EURIBOR + 1.00%, 1.00% Floor, 6.00% Cap), 04/23/2029(1)(2)	EUR	883,150	976,110
Eurosail-UK 2007-5np Plc
0.96% (3 Month LIBOR GBP + 0.77%), 09/13/2045(1)	GBP	9,887,954	11,323,854
Eurosail-UK 2007-6nc Plc
0.89% (3 Month LIBOR GBP + 0.70%, 0.70% Floor), 09/13/2045(1)		247,471	298,180
Fannie Mae
2.00%, 07/01/2035(11)		$28,150,000	29,114,358
2.00%, 08/01/2035(11)		14,075,000	14,534,637
2.00%, 07/01/2050(11)		31,920,000	32,649,422
2.00%, 08/01/2050(11)		184,100,000	187,899,001
2.50%, 08/01/2035(11)		27,250,000	28,478,379
2.50%, 07/01/2050(11)		61,975,000	64,464,336
2.50%, 07/01/2050(11)		102,675,000	106,994,569
3.00%, 09/01/2050(11)		71,285,000	74,818,060
4.00%, 06/01/2050(11)		3,280,000	3,477,184
4.50%, 07/01/2050(11)		9,890,000	10,626,341
5.00%, 07/01/2050(11)		4,825,000	5,272,443
Fannie Mae Connecticut Avenue Securities
1.03% (1 Month LIBOR USD + 0.85%, 0.85% Floor), 07/25/2030(1)		9,238,421	8,895,860
1.08% (1 Month LIBOR USD + 0.90%, 0.90% Floor), 08/25/2030(1)		3,070,000	2,930,032
1.18% (1 Month LIBOR USD + 1.00%, 1.00% Floor), 02/25/2030(1)		5,122,951	4,990,638
1.28% (1 Month LIBOR USD + 1.10%), 11/25/2029(1)		8,093,653	7,884,121
1.53% (1 Month LIBOR USD + 1.35%), 09/25/2029(1)		8,249,308	8,082,960
3.73% (1 Month LIBOR USD + 3.55%), 07/25/2029(1)		2,877,991	2,925,968
4.73% (1 Month LIBOR USD + 4.55%), 02/25/2025(1)		640,250	641,015
Fannie Mae Pool
2.00%, 06/01/2050		237,029,148	241,610,205
2.46%, 04/01/2040		8,775,000	8,889,898
2.50%, 07/01/2030		524,817	557,145
2.50%, 07/01/2030		699,426	742,529
2.50%, 08/01/2030		1,261,496	1,339,122
2.50%, 11/01/2031		1,694,322	1,797,875
2.50%, 01/01/2032		2,034,454	2,133,784
2.50%, 04/01/2035		5,085,596	5,326,724
2.50%, 05/01/2040		25,890,818	27,005,996
2.50%, 03/01/2050		187,837,662	195,829,831
2.50%, 04/01/2050		178,203,238	185,632,548
2.50%, 05/01/2050		10,971,073	11,430,601
2.50%, 07/01/2050		18,147,320	18,914,561
3.00%, 10/01/2028		306,445	322,476
3.00%, 02/01/2030		9,308,717	9,778,189
3.00%, 03/01/2030		9,518,822	10,003,383
3.00%, 05/01/2030		168,670	177,656
3.00%, 09/01/2030		1,862,820	1,979,271
3.00%, 12/01/2030		765,354	805,919
3.00%, 09/01/2031		653,976	688,560
3.00%, 06/01/2032		1,512,536	1,588,936
3.00%, 09/01/2032		3,019,534	3,176,005
3.00%, 06/01/2033		12,060	12,757
3.00%, 10/01/2033		1,934,406	2,061,427
3.00%, 11/01/2033		1,244,722	1,326,382
3.00%, 12/01/2034		5,232,793	5,611,187
3.00%, 01/01/2035		1,668,684	1,779,155
3.00%, 01/01/2035		3,728,100	3,974,722
3.00%, 02/01/2035		2,793,305	2,995,374
3.00%, 11/01/2036		221,922	237,390
3.00%, 11/01/2036		1,492,121	1,585,211
3.00%, 11/01/2036		1,736,057	1,855,028
3.00%, 12/01/2036		261,603	279,837

3.00%, 12/01/2036	1,953,158	2,075,017
3.00%, 10/01/2037	38,554	40,621
3.00%, 03/01/2038	2,987,122	3,154,095
3.00%, 04/01/2040	4,293,060	4,594,119
3.00%, 04/01/2040	4,736,580	5,051,320
3.00%, 04/01/2040	5,488,972	5,833,524
3.00%, 01/01/2043	2,435,474	2,607,247
3.00%, 02/01/2043	3,710,009	3,972,675
3.00%, 04/01/2043	2,485,259	2,662,604
3.00%, 05/01/2043	1,293,200	1,385,398
3.00%, 06/01/2043	3,018,990	3,234,443
3.00%, 07/01/2043	305,383	328,110
3.00%, 08/01/2043	151,183	159,977
3.00%, 08/01/2043	7,598,831	8,141,094
3.00%, 09/01/2043	1,191,268	1,295,275
3.00%, 02/01/2044	37,251	39,419
3.00%, 05/01/2045	588,560	630,301
3.00%, 05/01/2045	1,168,825	1,248,916
3.00%, 07/01/2045	5,501,259	5,967,929
3.00%, 05/01/2046	11,475,421	12,150,476
3.00%, 06/01/2046	358,537	383,136
3.00%, 07/01/2046	2,443,030	2,582,606
3.00%, 08/01/2046	115,061	121,740
3.00%, 11/01/2046	496,473	536,523
3.00%, 11/01/2046	577,418	609,848
3.00%, 11/01/2046	820,861	877,183
3.00%, 11/01/2046	1,666,986	1,763,565
3.00%, 11/01/2046	1,831,406	1,944,769
3.00%, 11/01/2046	1,879,423	2,002,473
3.00%, 11/01/2046	2,073,217	2,215,472
3.00%, 11/01/2046	4,848,256	5,148,362
3.00%, 12/01/2046	46,851	49,572
3.00%, 01/01/2047	3,539,757	3,743,746
3.00%, 01/01/2047	19,512,585	20,641,570
3.00%, 06/01/2047	2,254,014	2,448,562
3.00%, 08/01/2047	11,354,427	12,263,920
3.00%, 10/01/2047	3,779,076	3,987,693
3.00%, 09/01/2048	1,063,230	1,124,047
3.00%, 09/01/2048	1,964,218	2,079,333
3.00%, 08/01/2049	1,852,437	2,013,044
3.00%, 10/01/2049	3,859,358	4,066,257
3.00%, 02/01/2050	6,814,682	7,180,015
3.00%, 03/01/2050	2,695,153	2,878,732
3.21%, 11/01/2037	11,050,322	12,918,530
3.22%, 01/01/2027	3,565,000	4,015,612
3.45%, 05/01/2034	10,464,000	12,529,981
3.48%, 07/01/2042	4,057,071	4,788,242
3.50%, 04/01/2031	1,383,594	1,462,549
3.50%, 11/01/2031	2,195,303	2,320,157
3.50%, 11/01/2032	1,570,092	1,680,186
3.50%, 12/01/2033	2,765,000	2,932,933
3.50%, 02/01/2035	131,058	139,998
3.50%, 01/01/2036	1,228,266	1,312,948
3.50%, 01/01/2038	6,323,971	6,676,351
3.50%, 12/01/2041	66,360	73,230
3.50%, 06/01/2042	55,441	59,877
3.50%, 06/01/2042	92,425	99,820
3.50%, 07/01/2042	73,003	78,792
3.50%, 07/01/2042	537,149	579,761
3.50%, 08/01/2042	150,824	162,850
3.50%, 09/01/2042	166,722	179,970
3.50%, 09/01/2042	224,257	242,145
3.50%, 12/01/2042	1,078,522	1,164,478
3.50%, 12/01/2042	1,822,593	1,968,411
3.50%, 01/01/2043	96,228	103,879
3.50%, 01/01/2043	248,939	268,858
3.50%, 03/01/2043	1,044,035	1,127,342
3.50%, 04/01/2043	92,993	100,518
3.50%, 06/01/2043	133,563	146,617
3.50%, 06/01/2043	861,552	932,579
3.50%, 06/01/2043	1,584,667	1,715,300
3.50%, 06/01/2043	2,191,730	2,367,006
3.50%, 07/01/2043	104,628	112,934
3.50%, 07/01/2043	165,936	182,153
3.50%, 08/01/2043	100,206	108,211
3.50%, 08/01/2043	111,581	120,436
3.50%, 09/01/2043	464,327	507,528
3.50%, 01/01/2044	499,656	539,157
3.50%, 01/01/2044	687,483	742,398
3.50%, 01/01/2044	1,006,318	1,099,332
3.50%, 01/01/2044	5,139,189	5,549,181
3.50%, 03/01/2044	210,907	232,650
3.50%, 07/01/2044	707,730	765,463
3.50%, 12/01/2044	359,597	388,285
3.50%, 02/01/2045	442,077	477,143
3.50%, 04/01/2045	56,954	61,902
3.50%, 04/01/2045	1,378,181	1,475,927

3.50%, 05/01/2045	1,779,152	1,905,150
3.50%, 06/01/2045	2,089,398	2,270,923
3.50%, 06/01/2045	2,333,229	2,491,722
3.50%, 07/01/2045	2,490,129	2,676,913
3.50%, 08/01/2045	52,583	56,521
3.50%, 09/01/2045	4,298,635	4,647,494
3.50%, 10/01/2045	344,937	371,022
3.50%, 11/01/2045	352,915	379,373
3.50%, 11/01/2045	6,236,344	6,664,287
3.50%, 12/01/2045	1,231,919	1,315,167
3.50%, 01/01/2046	30,935	33,626
3.50%, 01/01/2046	84,313	90,276
3.50%, 04/01/2046	536,539	572,358
3.50%, 05/01/2046	589,021	636,066
3.50%, 06/01/2046	648,985	688,420
3.50%, 06/01/2046	1,388,310	1,474,173
3.50%, 06/01/2046	2,427,515	2,663,828
3.50%, 06/01/2046	3,142,456	3,415,818
3.50%, 06/01/2046	4,564,659	4,884,645
3.50%, 07/01/2046	1,290,840	1,368,014
3.50%, 09/01/2046	5,797,775	6,177,523
3.50%, 12/01/2046	1,843,709	1,959,847
3.50%, 01/01/2047	901,346	956,390
3.50%, 01/01/2047	1,442,285	1,530,000
3.50%, 01/01/2047	4,242,622	4,611,707
3.50%, 01/01/2047	20,756,119	22,047,622
3.50%, 02/01/2047	992,522	1,051,681
3.50%, 02/01/2047	1,333,490	1,415,911
3.50%, 03/01/2047	187,615	198,648
3.50%, 08/01/2047	13,836,242	15,028,475
3.50%, 11/01/2047	10,408,941	10,997,105
3.50%, 12/01/2047	3,984,998	4,329,456
3.50%, 12/01/2047	4,408,866	4,788,837
3.50%, 12/01/2047	4,849,990	5,120,879
3.50%, 01/01/2048	3,500,838	3,823,707
3.50%, 01/01/2048	8,287,629	9,012,750
3.50%, 02/01/2048	2,147,817	2,292,886
3.50%, 06/01/2049	12,222,342	13,349,282
3.50%, 08/01/2049	623,942	655,862
3.50%, 09/01/2049	4,861,240	5,109,893
3.50%, 09/01/2049	5,328,853	5,793,277
3.50%, 10/01/2049	2,886,423	3,034,066
3.50%, 10/01/2049	4,616,839	4,852,993
3.50%, 02/01/2050	911,523	958,358
4.00%, 11/01/2040	84,477	92,704
4.00%, 11/01/2040	314,748	345,495
4.00%, 11/01/2040	2,486,616	2,694,863
4.00%, 12/01/2040	211,145	231,779
4.00%, 01/01/2041	155,808	170,992
4.00%, 02/01/2041	158,375	173,903
4.00%, 02/01/2041	498,534	547,245
4.00%, 02/01/2041	685,456	752,178
4.00%, 09/01/2041	308,071	338,185
4.00%, 01/01/2042	45,238	49,633
4.00%, 01/01/2042	2,836,208	3,114,323
4.00%, 02/01/2042	73,040	80,155
4.00%, 03/01/2042	2,822,490	3,139,242
4.00%, 08/01/2042	2,738,971	2,983,104
4.00%, 09/01/2043	1,553,410	1,704,291
4.00%, 12/01/2043	3,055,621	3,354,589
4.00%, 06/01/2045	6,171,811	6,712,346
4.00%, 07/01/2045	871,717	941,744
4.00%, 09/01/2045	100,637	108,692
4.00%, 09/01/2045	136,109	147,691
4.00%, 10/01/2045	2,809,720	3,041,947
4.00%, 12/01/2045	475,568	509,576
4.00%, 12/01/2045	4,916,288	5,319,399
4.00%, 03/01/2046	1,347,018	1,454,660
4.00%, 09/01/2046	76,302	82,426
4.00%, 09/01/2046	1,844,447	1,982,635
4.00%, 12/01/2046	4,866,359	5,232,450
4.00%, 02/01/2047	1,994,112	2,136,183
4.00%, 02/01/2047	4,270,748	4,602,295
4.00%, 03/01/2047	2,246,845	2,398,570
4.00%, 04/01/2047	2,376,300	2,535,534
4.00%, 05/01/2047	3,146,974	3,349,434
4.00%, 06/01/2047	1,346,788	1,436,960
4.00%, 06/01/2047	3,602,986	3,833,859
4.00%, 07/01/2047	3,106,924	3,305,916
4.00%, 08/01/2047	2,396,472	2,567,520
4.00%, 08/01/2047	3,237,484	3,483,553
4.00%, 06/01/2048	2,432,142	2,574,076
4.00%, 09/01/2048	23,590,338	26,245,000
4.00%, 10/01/2048	380,043	418,919
4.00%, 12/01/2048	2,785,776	2,948,500
4.00%, 01/01/2049	8,615,776	9,514,422
4.00%, 02/01/2049	1,237,604	1,310,798

4.00%, 02/01/2049	9,328,382	10,129,548
4.00%, 11/01/2049	2,509,348	2,684,713
4.00%, 12/01/2049	472,109	499,970
4.00%, 01/01/2050	11,842,982	12,541,881
4.50%, 11/01/2035	307,065	335,369
4.50%, 08/01/2040	86,370	96,056
4.50%, 09/01/2040	33,983	37,812
4.50%, 11/01/2040	2,233,239	2,484,001
4.50%, 01/01/2041	23,922	26,628
4.50%, 02/01/2041	299,713	333,451
4.50%, 08/01/2041	37,740	41,991
4.50%, 11/01/2041	620,605	690,713
4.50%, 02/01/2045	492,122	547,322
4.50%, 06/01/2045	333,967	370,364
4.50%, 02/01/2046	2,277,816	2,493,144
4.50%, 03/01/2046	1,745,623	1,942,007
4.50%, 09/01/2046	2,065,428	2,292,866
4.50%, 11/01/2047	2,974,326	3,331,236
4.50%, 04/01/2048	3,741,333	4,016,992
4.50%, 05/01/2048	6,923,663	7,446,987
4.50%, 05/01/2048	16,258,547	17,456,151
4.50%, 08/01/2048	1,227,791	1,318,275
4.50%, 08/01/2048	2,326,687	2,498,073
4.50%, 08/01/2048	12,171,916	13,078,360
4.50%, 09/01/2048	4,785,253	5,143,015
4.50%, 11/01/2048	2,588,617	2,782,507
4.50%, 12/01/2048	6,410,873	6,882,472
4.50%, 05/01/2049	8,011,924	8,688,392
4.50%, 01/01/2050	964,108	1,035,596
4.50%, 05/01/2050	3,526,806	3,816,008
5.00%, 07/01/2035	732,112	839,998
5.00%, 02/01/2036	1,166,344	1,338,795
5.00%, 05/01/2040	27,223	31,217
5.00%, 06/01/2040	9,255	10,616
5.00%, 06/01/2040	789,338	900,570
5.00%, 02/01/2041	670,905	770,852
5.00%, 07/01/2041	857,040	982,310
5.00%, 08/01/2041	277,936	319,268
5.00%, 03/01/2042	463,897	529,542
5.00%, 11/01/2044	2,843,897	3,261,450
5.00%, 02/01/2045	1,063,297	1,178,213
5.00%, 07/01/2045	581,679	667,263
5.50%, 05/01/2034	1,490,532	1,709,770
5.50%, 07/01/2034	361,226	414,107
5.50%, 07/01/2036	140,121	160,767
5.50%, 12/01/2039	309,256	353,896
5.50%, 03/01/2040	1,689,968	1,937,755
5.50%, 06/01/2041	323,028	371,853
5.50%, 02/01/2042	735,642	838,093
5.50%, 02/01/2042	1,175,568	1,330,405
5.50%, 10/01/2043	567,750	659,145
5.50%, 05/01/2044	395,696	454,206
5.50%, 05/01/2044	6,077,622	6,976,924
6.00%, 03/01/2034	1,763,622	2,039,563
6.00%, 06/01/2036	11,643	13,584
6.00%, 07/01/2038	1,200,915	1,401,412
6.00%, 10/01/2038	66,463	77,524
6.00%, 07/01/2041	5,632,645	6,571,183
6.50%, 05/01/2040	404,882	469,371
Fannie Mae REMICS
0.68% (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap), 01/25/2050(1)	4,872,092	4,889,607
3.00%, 09/25/2049	2,078,737	2,134,319
3.50%, 03/25/2042	4,335,407	4,753,360
3.50%, 01/25/2047	15,546,577	15,986,845
3.50%, 06/25/2047	14,441,966	15,143,764
4.00%, 06/25/2044	1,108,645	1,136,101
4.00%, 05/25/2047	6,558,770	6,867,353
Fannie Mae-Aces
3.50%, 07/25/2028(4)	5,305,000	6,103,459
Feldspar 2016-1 Plc
0.89% (3 Month LIBOR GBP + 0.70%), 09/15/2045(1)	GBP 819,508	1,012,915
Finsbury Square 2017-2 Plc
0.88% (3 Month LIBOR GBP + 0.68%), 09/12/2065(1)	1,865,018	2,309,021
Finsbury Square 2018-2 Plc
1.15% (3 Month LIBOR GBP + 0.95%), 09/12/2068(1)	2,351,075	2,906,735
Finsbury Square 2019-1 Plc
1.17% (3 Month LIBOR GBP + 0.97%), 06/16/2069(1)	4,216,218	5,218,433
Flagstar Mortgage Trust 2017-2
4.11%, 10/25/2047(2)(4)	$1,289,019	1,348,423
Flagstar Mortgage Trust 2018-6RR
4.00%, 09/25/2048(2)(4)	1,518,986	1,621,014
Flagstar Mortgage Trust 2020-1NV
1.03% (1 Month LIBOR USD + 0.85%), 03/25/2050(1)(2)	2,398,137	2,294,613
Fontainebleau Miami Beach Trust 2019-FBLU
3.75%, 12/10/2036(2)	7,500,000	7,066,118
Freddie Mac Gold Pool
2.50%, 07/01/2030	1,095,844	1,150,000

2.50%, 09/01/2031	3,896,027	4,141,912
2.50%, 12/01/2031	5,524,151	5,862,641
2.50%, 12/01/2031	11,001,358	11,545,816
2.50%, 02/01/2032	7,665,188	8,168,003
3.00%, 03/01/2031	660,225	695,517
3.00%, 12/01/2032	2,436,006	2,560,621
3.00%, 06/01/2033	1,137,252	1,195,436
3.00%, 02/01/2038	4,177,624	4,402,601
3.00%, 02/01/2043	704,674	755,184
3.00%, 04/01/2046	186,890	197,951
3.00%, 06/01/2046	6,557,721	6,948,737
3.00%, 08/01/2046	7,863,680	8,320,766
3.00%, 09/01/2046	23,968,402	25,388,611
3.00%, 10/01/2046	7,716,989	8,169,748
3.00%, 11/01/2046	8,410,719	8,901,620
3.00%, 12/01/2046	4,972,937	5,254,851
3.00%, 12/01/2046	5,155,968	5,455,370
3.00%, 01/01/2047	9,730,583	10,282,198
3.00%, 02/01/2047	9,018,491	9,536,876
3.00%, 03/01/2047	5,368,959	5,673,384
3.00%, 04/01/2047	3,304,263	3,487,003
3.00%, 08/01/2047	21,967,211	23,187,074
3.00%, 12/01/2047	5,717,771	6,033,300
3.00%, 01/01/2048	282,219	297,429
3.50%, 05/01/2033	535,162	564,115
3.50%, 08/01/2033	5,344,621	5,618,802
3.50%, 08/01/2033	14,564,136	15,325,120
3.50%, 11/01/2033	10,293,522	10,815,221
3.50%, 09/01/2042	372,286	401,899
3.50%, 11/01/2042	41,314	44,646
3.50%, 07/01/2043	343,186	370,548
3.50%, 10/01/2043	736,820	795,867
3.50%, 01/01/2044	919,943	995,677
3.50%, 10/01/2045	10,330,641	11,294,655
3.50%, 03/01/2046	942,327	1,030,366
3.50%, 06/01/2046	6,130,833	6,544,182
3.50%, 08/01/2046	9,556,863	10,201,128
3.50%, 08/01/2046	18,134,416	19,806,677
3.50%, 11/01/2046	2,134,907	2,273,144
3.50%, 02/01/2047	1,117,302	1,186,153
3.50%, 04/01/2047	5,132,650	5,423,470
3.50%, 04/01/2047	14,063,048	15,368,506
3.50%, 09/01/2047	18,278,698	19,284,454
3.50%, 10/01/2047	3,970,500	4,186,094
3.50%, 11/01/2047	2,774,434	2,935,026
3.50%, 11/01/2047	3,902,193	4,120,703
3.50%, 12/01/2047	34,705,003	37,926,805
3.50%, 01/01/2048	3,216,035	3,400,843
3.50%, 01/01/2048	20,791,067	22,922,762
3.50%, 02/01/2048	2,956,221	3,112,724
3.50%, 03/01/2048	32,951,764	35,912,960
3.50%, 03/01/2048	33,744,428	36,236,681
3.50%, 03/01/2048	35,559,294	38,851,095
4.00%, 01/01/2045	1,741,366	1,939,886
4.00%, 07/01/2045	510,304	551,453
4.00%, 12/01/2045	3,655,167	4,033,016
4.00%, 03/01/2048	9,087,664	10,041,817
4.00%, 06/01/2048	20,995,448	22,832,440
4.00%, 07/01/2048	10,872,318	11,905,924
4.00%, 11/01/2048	43,084,309	47,152,871
4.50%, 07/01/2042	581,624	646,172
4.50%, 05/01/2044	354,669	393,729
4.50%, 06/01/2045	657,220	756,326
4.50%, 02/01/2046	691,200	794,952
4.50%, 05/01/2046	723,549	832,161
4.50%, 06/01/2046	848,053	962,964
4.50%, 02/01/2047	645,362	741,872
4.50%, 12/01/2047	3,663,581	3,949,145
4.50%, 10/01/2048	10,550,726	11,347,190
5.00%, 11/01/2041	905,606	1,038,179
5.00%, 07/01/2048	2,065,810	2,259,126
5.00%, 08/01/2048	1,073,374	1,172,393
5.00%, 09/01/2048	583,916	638,453
5.00%, 10/01/2048	2,909,999	3,181,192
5.00%, 11/01/2048	4,508,521	4,923,609
5.50%, 08/01/2041	5,930,832	6,888,249
8.00%, 04/01/2032	184,232	228,470
Freddie Mac Multifamily Structured Pass Through Certificates
0.86%, 01/25/2031(4)	293,889,515	10,263,121
1.06%, 04/25/2034(4)	18,970,338	1,615,895
2.73%, 05/25/2029	15,705,000	17,637,018
2.86%, 10/25/2034	22,150,000	25,623,368
3.00%, 12/25/2047(4)	550,261	579,130
3.03%, 10/25/2046(4)	514,224	561,592
3.75%, 04/25/2033	5,505,000	6,823,343
Freddie Mac Pool
2.50%, 04/01/2035	93,777,108	98,223,450

2.50%, 05/01/2040	25,989,542	27,100,695
2.50%, 06/01/2040	26,094,458	27,218,418
2.50%, 03/01/2050	257,253,113	268,300,869
3.00%, 05/01/2031	7,467,658	7,958,282
3.00%, 11/01/2034	1,874,636	2,010,449
3.00%, 09/01/2049	2,064,452	2,243,436
3.00%, 01/01/2050	12,701,077	13,449,250
3.00%, 02/01/2050	21,627,731	22,435,432
3.00%, 03/01/2050	2,607,928	2,748,654
3.00%, 04/01/2050	11,429,774	12,046,734
3.50%, 06/01/2033	1,313,694	1,387,012
3.50%, 06/01/2046	778,592	837,072
3.50%, 12/01/2047	705,938	745,415
3.50%, 01/01/2050	25,166,397	27,238,634
3.98%, 04/01/2034	9,234,156	10,933,126
4.00%, 12/01/2049	3,850,029	4,179,546
4.00%, 01/01/2050	9,027,717	9,564,840
4.00%, 02/01/2050	4,269,406	4,564,065
4.50%, 05/01/2050	2,389,692	2,585,646
5.00%, 12/01/2041	1,390,781	1,595,393
5.00%, 03/01/2042	338,443	397,069
Freddie Mac REMICS
3.00%, 01/15/2049	3,194,428	3,353,459
3.00%, 04/15/2049	14,212,633	14,591,139
4.50%, 05/25/2050	5,421,973	848,232
Freddie Mac STACR Remic Trust 2019-HQA4
0.95% (1 Month LIBOR USD + 0.77%), 11/25/2049(1)(2)	324,419	322,924
2.23% (1 Month LIBOR USD + 2.05%), 11/25/2049(1)(2)	1,215,000	1,178,483
Freddie Mac STACR Remic Trust 2020-DNA3
1.67% (1 Month LIBOR USD + 1.50%), 06/25/2050(1)(2)	3,260,000	3,260,000
Freddie Mac STACR Remic Trust 2020-HQA2
1.28% (1 Month LIBOR USD + 1.10%), 03/25/2050(1)(2)	11,437,582	11,390,269
Freddie Mac STACR Trust 2018-HQA2
0.93% (1 Month LIBOR USD + 0.75%), 10/25/2048(1)(2)	257,540	257,139
Freddie Mac STACR Trust 2019-HQA2
2.23% (1 Month LIBOR USD + 2.05%), 04/25/2049(1)(2)	1,039,799	1,018,439
Freddie Mac STACR Trust 2019-HRP1
1.58% (1 Month LIBOR USD + 1.40%), 02/25/2049(1)(2)	3,740,000	3,562,255
Freddie Mac Strips
3.00%, 09/15/2044	80,654,306	87,902,080
Freddie Mac Structured Agency Credit Risk Debt Notes
0.93% (1 Month LIBOR USD + 0.75%), 03/25/2030(1)	244,866	244,866
1.23% (1 Month LIBOR USD + 1.05%), 07/25/2030(1)	4,517,832	4,437,517
1.38% (1 Month LIBOR USD + 1.20%, 1.20% Floor), 07/25/2029(1)	22,958	22,953
1.38% (1 Month LIBOR USD + 1.20%), 10/25/2029(1)	1,633,378	1,634,804
2.03% (1 Month LIBOR USD + 1.85%), 10/25/2027(1)	201,710	201,420
3.03% (1 Month LIBOR USD + 2.85%), 04/25/2028(1)	384,428	384,987
3.81%, 05/25/2048(2)(4)	445,000	433,634
4.14%, 08/25/2048(2)(4)	3,752,879	3,699,097
Freddie Mac Whole Loan Securities Trust
3.59%, 12/25/2046(2)(4)	2,636,149	2,625,979
FREMF 2018-K731 Mortgage Trust
4.06%, 02/25/2025(2)(4)	4,525,000	4,831,028
FREMF 2019-K94 Mortgage Trust
4.10%, 07/25/2052(2)(4)	2,800,000	3,036,806
FREMF 2019-K98 Mortgage Trust
3.86%, 10/25/2052(2)(4)	2,895,000	3,087,876
FREMF 2019-K736 Mortgage Trust
3.88%, 07/25/2026(2)(4)	5,440,000	5,783,275
FREMF K-100 Mortgage Trust
3.61%, 11/25/2052(2)(4)	6,980,000	7,308,468
Galton Funding Mortgage Trust 2017-1
3.50%, 11/25/2057(2)(4)	1,537,884	1,582,038
Galton Funding Mortgage Trust 2018-2
4.00%, 10/25/2058(2)(4)	3,607,087	3,726,728
Galton Funding Mortgage Trust 2019-1
4.00%, 02/25/2059(2)(4)	744,321	753,971
4.00%, 02/25/2059(2)(4)	968,455	998,450
Galton Funding Mortgage Trust 2019-2
3.50%, 06/25/2059(2)(4)	1,916,320	1,936,881
Galton Funding Mortgage Trust 2019-H1
2.66%, 10/25/2059(2)(4)	4,880,330	4,987,714
2.96%, 10/25/2059(2)(4)	4,332,573	4,427,343
Galton Funding Mortgage Trust 2020-H1
2.31%, 01/25/2060(2)(4)	5,982,668	6,004,430
GCAT 2019-RPL1 Trust
2.65%, 10/25/2068(2)(4)	4,065,585	4,205,700
GCAT 2020-1 LLC
2.98%, 01/26/2060(2)(3)	2,225,268	2,151,416
Ginnie Mae
0.49% (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap), 09/20/2048(1)	2,164,068	2,157,122
2.50%, 07/01/2050(11)	41,500,000	43,667,402
3.00%, 11/20/2047	707,548	745,261
3.00%, 12/20/2047	528,573	547,713
3.00%, 07/20/2049	1,001,993	1,045,724
3.00%, 09/20/2049	10,820,554	11,255,795
3.00%, 07/01/2050(11)	29,500,000	31,245,801

3.50%, 03/20/2039	311,219	3,635
3.50%, 05/20/2043	237,807	33,938
3.50%, 08/20/2048	7,362,131	7,841,223
3.50%, 09/20/2048	4,540,776	4,897,342
3.50%, 12/20/2048	940,628	984,216
4.50%, 07/01/2050(11)	5,005,000	5,342,838
Ginnie Mae I Pool
3.00%, 10/15/2042	155,941	165,509
3.00%, 12/15/2042	29,077	31,033
3.00%, 05/15/2043	91,592	97,751
3.00%, 06/15/2043	7,902	8,379
3.00%, 06/15/2043	7,905	8,382
3.50%, 12/15/2042	8,845	9,599
3.50%, 01/15/2043	12,716	13,800
3.50%, 10/15/2043	63,127	68,518
4.50%, 05/15/2041	471,390	525,906
4.50%, 09/15/2045	173,858	193,750
5.00%, 09/15/2039	35,389	40,456
5.00%, 10/15/2039	246,848	277,435
5.00%, 12/15/2039	437,129	499,412
5.00%, 02/15/2040	62,281	71,225
5.00%, 02/15/2040	62,281	71,225
5.00%, 06/15/2040	172,816	197,426
5.00%, 09/15/2041	149,615	171,196
5.00%, 07/15/2044	153,223	170,476
7.50%, 08/15/2033	228,549	264,950
Ginnie Mae II Pool
2.50%, 04/20/2050	3,997,452	4,128,454
3.00%, 12/20/2044	528,192	564,710
3.00%, 06/20/2045	23,668,001	25,238,652
3.00%, 05/20/2046	30,139	32,440
3.00%, 05/20/2046	80,908	87,386
3.00%, 06/20/2046	178,804	192,122
3.00%, 07/20/2046	49,791	53,593
3.00%, 07/20/2046	80,731	87,196
3.00%, 07/20/2046	123,398	132,615
3.00%, 07/20/2046	152,813	164,518
3.00%, 07/20/2046	216,830	233,145
3.00%, 07/20/2046	271,392	292,117
3.00%, 08/20/2046	71,755	76,955
3.00%, 08/20/2046	103,729	111,521
3.00%, 08/20/2046	117,266	126,685
3.00%, 09/20/2046	59,625	63,925
3.00%, 09/20/2046	68,542	73,702
3.00%, 10/20/2046	2,353,037	2,502,820
3.00%, 12/20/2046	5,617,628	5,967,492
3.00%, 03/20/2047	1,434,984	1,524,367
3.00%, 09/20/2047	16,080,521	17,057,140
3.00%, 11/20/2047	5,995,892	6,360,478
3.00%, 01/20/2048	7,461,677	7,914,847
3.00%, 09/20/2049	1,082,004	1,120,210
3.00%, 10/20/2049	34,838,132	36,081,008
3.00%, 03/20/2050	13,829,558	14,346,874
3.00%, 05/20/2050	4,520,535	4,795,081
3.50%, 08/20/2042	16,613	18,062
3.50%, 12/20/2042	7,021	7,634
3.50%, 02/20/2043	19,298	20,983
3.50%, 05/20/2043	9,035	9,835
3.50%, 06/20/2043	2,585,580	2,810,259
3.50%, 07/20/2043	1,748,240	1,900,203
3.50%, 09/20/2043	124,183	134,696
3.50%, 10/20/2044	61,421	67,593
3.50%, 10/20/2044	399,141	429,155
3.50%, 12/20/2044	9,172	9,824
3.50%, 01/20/2045	2,228,007	2,399,672
3.50%, 03/20/2045	368,802	394,857
3.50%, 05/20/2045	13,489	14,534
3.50%, 07/20/2045	499,285	534,628
3.50%, 10/20/2045	78,766	84,641
3.50%, 10/20/2045	108,729	116,845
3.50%, 12/20/2045	2,635,986	2,822,625
3.50%, 01/20/2046	1,872,852	2,005,123
3.50%, 02/20/2046	616,696	660,221
3.50%, 03/20/2046	7,042,767	7,541,815
3.50%, 04/20/2046	4,729,598	5,072,488
3.50%, 05/20/2046	7,365	7,866
3.50%, 05/20/2046	22,091	23,804
3.50%, 05/20/2046	82,357	88,729
3.50%, 05/20/2046	3,235,458	3,466,469
3.50%, 06/20/2046	85,376	91,955
3.50%, 06/20/2046	2,010,853	2,151,654
3.50%, 07/20/2046	661,454	707,725
3.50%, 09/20/2046	1,199,871	1,285,510
3.50%, 12/20/2046	4,475,993	4,767,855
3.50%, 01/20/2047	5,945,878	6,323,761
3.50%, 04/20/2047	8,779,277	9,369,290
3.50%, 05/20/2047	389,895	415,844

3.50%, 06/20/2047	13,436,224	14,320,398
3.50%, 08/20/2047	6,168,066	6,566,924
3.50%, 09/20/2047	16,358,128	17,409,017
3.50%, 10/20/2047	1,282,847	1,364,624
3.50%, 11/20/2047	21,695,478	23,080,995
3.50%, 01/20/2048	22,025,272	23,412,912
3.50%, 02/20/2048	3,126,390	3,362,547
3.50%, 02/20/2048	7,701,256	8,280,369
3.50%, 04/20/2048	425,098	458,508
3.50%, 06/20/2049	3,360,340	3,475,756
3.50%, 07/20/2049	15,361,361	15,887,274
4.00%, 09/20/2045	2,008,524	2,175,414
4.00%, 05/20/2046	1,029,206	1,112,449
4.00%, 03/20/2047	2,695,562	2,895,900
4.00%, 04/20/2047	5,749,011	6,192,826
4.00%, 05/20/2047	4,511,681	4,847,962
4.00%, 06/20/2047	2,194,287	2,357,168
4.00%, 07/20/2047	1,104,181	1,187,687
4.00%, 08/20/2047	919,910	989,539
4.00%, 09/20/2047	4,733,394	5,073,954
4.00%, 11/20/2047	3,355,467	3,604,597
4.00%, 12/20/2047	3,211,322	3,439,924
4.00%, 01/20/2048	841,515	909,370
4.00%, 01/20/2048	4,596,716	4,926,894
4.00%, 06/20/2048	2,897,710	3,098,184
4.00%, 08/20/2048	7,469,229	7,961,400
4.00%, 09/20/2048	4,152,049	4,436,169
4.00%, 10/20/2048	2,017,899	2,149,085
4.50%, 07/20/2045	3,736,675	4,093,710
4.50%, 12/20/2045	70,955	77,735
4.50%, 01/20/2046	601,599	659,060
4.50%, 01/20/2047	3,116,943	3,406,720
4.50%, 05/20/2047	6,700,495	7,321,899
4.50%, 06/20/2047	9,234,395	10,084,318
4.50%, 07/20/2047	1,082,273	1,179,034
4.50%, 09/20/2047	2,746,918	2,995,776
4.50%, 11/20/2047	1,010,985	1,101,730
4.50%, 01/20/2048	334,428	360,053
4.50%, 08/20/2048	14,302,744	15,301,391
4.50%, 09/20/2048	1,581,646	1,703,325
4.50%, 09/20/2048	1,611,952	1,729,151
5.00%, 05/20/2040	163,605	184,587
5.00%, 06/20/2040	88,426	99,793
5.00%, 08/20/2040	68,451	77,220
5.00%, 09/20/2040	59,824	67,497
5.00%, 12/20/2044	271,326	302,604
5.00%, 06/20/2047	4,620,645	5,110,629
5.00%, 07/20/2047	676,827	748,412
5.00%, 08/20/2047	453,723	501,814
5.00%, 09/20/2047	4,463,316	4,936,059
5.00%, 10/20/2047	418,743	463,070
5.00%, 11/20/2047	901,194	996,609
5.00%, 12/20/2047	1,726,486	1,908,819
5.00%, 01/20/2048	2,226,882	2,440,685
5.00%, 02/20/2048	2,012,679	2,203,297
5.00%, 06/20/2048	2,047,437	2,250,303
5.00%, 08/20/2048	5,477,535	5,967,793
5.00%, 10/20/2048	4,970,109	5,435,619
5.00%, 11/20/2048	5,972,389	6,508,944
5.50%, 07/20/2036	86,777	99,970
5.50%, 01/20/2040	186,051	212,826
5.50%, 06/20/2045	223,466	257,206
5.50%, 10/20/2047	768,225	859,841
5.50%, 05/20/2048	2,657,341	2,911,810
5.50%, 12/20/2048	1,768,151	1,921,828
5.50%, 01/20/2049	504,786	549,838
5.50%, 03/20/2049	3,086,786	3,354,380
Gosforth Funding 2018-1 Plc
0.81% (3 Month LIBOR USD + 0.45%), 08/25/2060(1)(2)	1,426,614	1,385,618
Grand Avenue Mortgage Loan Trust 2017-RPL1
3.25%, 08/25/2064(2)	2,373,356	2,306,951
Great Wolf Trust 2019-WOLF
1.22% (1 Month LIBOR USD + 1.03%, 1.03% Floor), 12/15/2036(1)(2)	5,000,000	4,801,625
2.12% (1 Month LIBOR USD + 1.93%, 1.93% Floor), 12/15/2036(1)(2)	3,400,000	3,111,167
GS Mortgage Securities Corp. Trust 2013-PEMB
3.67%, 03/05/2033(2)(4)	4,860,000	3,808,365
GS Mortgage Securities Corp. Trust 2019-SOHO
1.48% (1 Month LIBOR USD + 1.30%, 1.30% Floor), 06/15/2036(1)(2)	7,090,000	6,683,350
GS Mortgage Securities Trust 2011-GC3
5.82%, 03/10/2044(2)(4)	340,000	330,240
GS Mortgage Securities Trust 2011-GC5
5.56%, 08/10/2044(2)(4)	220,000	163,202
GS Mortgage Securities Trust 2013-GC16
5.16%, 11/10/2046(4)	7,561,000	8,078,204
GS Mortgage Securities Trust 2014-GC18
4.38%, 01/10/2047	905,000	961,889
GS Mortgage Securities Trust 2015-GC34
3.51%, 10/10/2048	540,000	589,871

GS Mortgage Securities Trust 2017-GS8
4.48%, 11/10/2050(4)		5,365,000	5,193,589
GS Mortgage Securities Trust 2019-GC40
3.16%, 07/10/2052		9,560,000	10,575,406
GS Mortgage-Backed Securities Corp. Trust 2019-PJ1
4.00%, 08/25/2049(2)(4)		3,855,000	3,989,917
GS Mortgage-Backed Securities Trust 2020-INV1
3.00%, 08/25/2050(2)(4)		12,050,000	12,424,680
HarborView Mortgage Loan Trust 2005-9
0.64% (1 Month LIBOR USD + 0.45%, 0.45% Floor, 11.00% Cap), 06/20/2035(1)		7,300,531	6,770,412
HarborView Mortgage Loan Trust 2006-7
0.39% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 09/19/2046(1)		4,433,731	3,808,065
HarborView Mortgage Loan Trust 2006-10
0.39% (1 Month LIBOR USD + 0.20%, 0.20% Floor), 11/19/2036(1)		9,907,702	8,329,363
HarborView Mortgage Loan Trust 2006-12
0.40% (1 Month LIBOR USD + 0.21%, 0.21% Floor), 12/19/2036(1)		32,877,784	26,248,137
HarborView Mortgage Loan Trust 2007-6
0.39% (1 Month LIBOR USD + 0.20%, 10.50% Cap), 08/19/2037(1)		9,120,297	7,639,819
Harvest Commercial Capital Loan Trust 2019-1
3.29%, 09/25/2046(2)(4)		9,771,391	9,857,511
Hawksmoor Mortgages
1.29% (3 Month Sterling Overnight Interbank Average Rate + 1.05%), 05/25/2053(1)(2)	GBP	20,921,026	25,915,958
Hilton Orlando Trust 2018-ORL
0.95% (1 Month LIBOR USD + 0.77%, 0.77% Floor), 12/15/2034(1)(2)		$2,085,000	1,985,832
1.23% (1 Month LIBOR USD + 1.05%, 1.05% Floor), 12/15/2034(1)(2)		350,000	330,725
Homeward Opportunities Fund I Trust 2018-1
3.77%, 06/25/2048(2)(4)		4,288,666	4,370,773
4.00%, 06/25/2048(2)(4)		3,743,314	3,804,481
Homeward Opportunities Fund I Trust 2019-1
3.45%, 01/25/2059(2)(4)		2,534,885	2,578,592
3.61%, 01/25/2059(2)(4)		3,539,839	3,588,232
3.95%, 01/25/2059(2)(4)		4,495,000	4,327,526
Homeward Opportunities Fund I Trust 2019-2
2.70%, 09/25/2059(2)(4)		6,313,256	6,390,961
Homeward Opportunities Fund I Trust 2019-3
2.68%, 11/25/2059(2)(4)		3,209,054	3,240,050
3.03%, 11/25/2059(2)(4)		3,414,983	3,432,527
HSI Asset Securitization Corp. Trust 2005-NC1
1.14% (1 Month LIBOR USD + 0.96%, 0.64% Floor), 07/25/2035(1)		6,336,000	5,766,249
Hudson Yards 2019-30HY Mortgage Trust
3.23%, 07/10/2039(2)		6,570,000	7,339,141
3.38%, 07/10/2039(2)(4)		3,905,000	4,170,925
3.56%, 07/10/2039(2)(4)		4,500,000	4,506,429
Hudson Yards 2019-55HY Mortgage Trust
3.04%, 12/10/2041(2)(4)		5,545,000	6,095,411
Hudsons Bay Simon JV Trust 2015-HBS
4.15%, 08/05/2034(2)		3,540,000	2,935,535
ILPT Trust 2019-SURF
4.15%, 02/11/2041(2)		7,575,000	8,517,782
Impac CMB Trust Series 2004-7
0.82% (1 Month LIBOR USD + 0.64%, 11.25% Cap), 11/25/2034(1)		5,393,679	5,251,619
Independence Plaza Trust 2018-INDP
3.76%, 07/10/2035(2)		3,265,000	3,478,063
3.91%, 07/10/2035(2)		2,780,000	2,920,583
IndyMac INDX Mortgage Loan Trust 2006-AR19
3.74%, 08/25/2036(4)		10,649,953	9,118,976
IndyMac INDX Mortgage Loan Trust 2007-AR15
3.49%, 08/25/2037(4)		4,786,316	3,892,566
InTown Hotel Portfolio Trust 2018-STAY
1.23% (1 Month LIBOR USD + 1.05%, 1.05% Floor), 01/15/2033(1)(2)		430,000	400,047
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES
3.74%, 09/05/2032(2)(4)		590,000	581,015
JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2
3.06%, 08/15/2049		1,993,000	2,037,739
JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3
3.40%, 08/15/2049(4)		565,000	535,335
JP Morgan Chase Commercial Mortgage Securities Trust 2016-NINE
2.95%, 09/06/2038(2)(4)		910,000	939,032
2.95%, 09/06/2038(2)(4)		3,597,500	3,783,929
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
4.25%, 07/05/2033(2)		965,000	1,022,629
JP Morgan Chase Commercial Mortgage Securities Trust 2019-OSB
3.40%, 06/05/2039(2)		8,012,500	8,928,096
JP Morgan Mortgage Trust 2019-INV3
3.50%, 05/25/2050(2)(4)		3,737,693	3,814,319
3.50%, 05/25/2050(2)(4)		4,374,908	4,463,259
JP Morgan Mortgage Trust 2020-INV1
1.00% (1 Month LIBOR USD + 0.83%, 6.00% Cap), 08/25/2050(1)(2)		2,226,056	2,203,435
3.50%, 08/25/2050(2)(4)		3,702,935	3,844,786
JP Morgan Resecuritization Trust Series 2014-6
0.38% (1 Month LIBOR USD + 0.21%, 0.21% Floor), 07/27/2046(1)(2)		426,995	424,992
JP Morgan Seasoned Mortgage Trust 2010-1
0.00%, 03/25/2050(2)(4)		12,762,372	11,250,955
JPMBB Commercial Mortgage Securities Trust 2014-C24
2.94%, 11/15/2047		678,262	677,849

JPMBB Commercial Mortgage Securities Trust 2015-C30
3.82%, 07/15/2048		2,780,000	3,066,039
JPMBB Commercial Mortgage Securities Trust 2015-C31
3.80%, 08/15/2048		5,065,000	5,586,298
JPMCC Commercial Mortgage Securities Trust 2017-JP5
3.88%, 03/15/2050(4)		4,990,000	5,424,386
JPMDB Commercial Mortgage Securities Trust 2016-C4
3.38%, 12/15/2049		4,040,000	4,206,686
JPMDB Commercial Mortgage Securities Trust 2018-C8
4.90%, 06/15/2051(4)		3,474,000	3,221,671
Lanark Master Issuer Plc
1.13% (3 Month LIBOR USD + 0.77%), 12/22/2069(1)(2)		8,436,000	8,368,759
2.28%, 12/22/2069(2)(4)		695,000	702,246
2.71%, 12/22/2069(2)(3)		3,285,000	3,264,790
Legacy Mortgage Asset Trust 2019-GS7
3.25%, 11/25/2059(2)(3)		5,709,316	5,678,394
Legacy Mortgage Asset Trust 2020-GS1
2.88%, 10/25/2059(2)(3)		4,279,749	4,238,749
Mansard Mortgages 2007-1 Plc
0.97% (3 Month LIBOR GBP + 0.30%), 04/15/2049(1)	GBP	5,966,221	6,673,637
Merrill Lynch Mortgage Investors Trust Series MLCC 2004-HB1
3.17%, 04/25/2029(4)		$709,382	674,666
Metlife Securitization Trust 2018-1
3.75%, 03/25/2057(2)(4)		15,136,726	16,127,726
Mill City Mortgage Loan Trust 2019-1
3.25%, 10/25/2069(2)(4)		2,164,243	2,278,591
3.50%, 10/25/2069(2)(4)		1,187,812	1,235,871
Mill City Mortgage Loan Trust 2019-GS1
2.75%, 07/25/2059(2)(4)		5,705,491	5,971,179
Mill City Mortgage Loan Trust 2019-GS2
2.75%, 08/25/2059(2)(4)		13,947,855	14,584,363
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9
3.46%, 05/15/2046		3,750,000	3,855,106
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15
4.26%, 04/15/2047		1,940,000	2,055,296
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
3.74%, 08/15/2047		974,000	1,050,779
4.46%, 08/15/2047(4)		1,655,000	1,707,549
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
4.00%, 08/15/2031		310,000	322,318
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24
3.73%, 05/15/2048		6,000,000	6,587,102
4.04%, 05/15/2048(4)		190,000	202,914
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30
2.86%, 09/15/2049		3,220,000	3,434,275
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
4.32%, 11/15/2052(4)		845,000	730,730
Morgan Stanley Capital I Trust 2011-C2
5.66%, 06/15/2044(2)(4)		1,415,000	845,837
Morgan Stanley Capital I Trust 2017-H1
4.28%, 06/15/2050(4)		1,490,089	1,347,574
Morgan Stanley Capital I Trust 2018-H4
4.31%, 12/15/2051		4,030,000	4,787,611
Morgan Stanley Resecuritization Trust 2013-R7
0.71% (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap), 12/26/2046(1)(2)		8,127,514	7,918,808
Motel 6 Trust 2017-MTL6
1.10% (1 Month LIBOR USD + 0.92%, 0.92% Floor), 08/15/2034(1)(2)		2,618,477	2,566,758
1.37% (1 Month LIBOR USD + 1.19%, 1.19% Floor), 08/15/2034(1)(2)		6,178,848	5,931,395
2.33% (1 Month LIBOR USD + 2.15%, 2.15% Floor), 08/15/2034(1)(2)		641,958	603,395
MSCG Trust 2018-SELF
1.08% (1 Month LIBOR USD + 0.90%, 0.90% Floor), 10/15/2037(1)(2)		4,110,000	4,048,343
Natixis Commercial Mortgage Securities Trust 2020-2PAC
2.97%, 12/15/2038(2)		6,668,500	6,943,139
New Orleans Hotel Trust 2019-HNLA
1.17% (1 Month LIBOR USD + 0.99%, 0.99% Floor), 04/15/2032(1)(2)		5,000,000	4,736,998
1.47% (1 Month LIBOR USD + 1.29%, 1.29% Floor), 04/15/2032(1)(2)		6,425,000	5,910,030
New Residential Mortgage Loan Trust 2019-NQM1
3.67%, 01/25/2049(2)(4)		3,399,194	3,411,483
3.93%, 01/25/2049(2)(4)		3,212,469	3,163,658
New Residential Mortgage Loan Trust 2019-NQM2
3.60%, 04/25/2049(2)(4)		4,577,375	4,667,947
3.70%, 04/25/2049(2)(4)		1,533,267	1,555,632
New Residential Mortgage Loan Trust 2019-NQM3
2.80%, 07/25/2049(2)(4)		6,000,638	6,088,762
3.09%, 07/25/2049(2)(4)		2,438,269	2,472,638
New Residential Mortgage Loan Trust 2019-NQM5
2.71%, 11/25/2059(2)(4)		3,550,654	3,605,183
New Residential Mortgage Loan Trust 2019-RPL3
2.75%, 07/25/2059(2)(4)		35,498,400	37,217,708
New Residential Mortgage Loan Trust 2020-NQM1
2.46%, 01/26/2060(2)(4)		4,524,210	4,601,094
Nomura Resecuritization Trust 2015-7R
3.50%, 08/26/2036(2)(4)		315,229	316,061
OBX 2018-EXP1 Trust
1.03% (1 Month LIBOR USD + 0.85%, 0.85% Floor), 04/25/2048(1)(2)		2,356,295	2,417,144
4.00%, 04/25/2048(2)(4)		1,314,493	1,367,293
OBX 2019-EXP2 Trust
4.00%, 06/25/2059(2)(4)		3,444,462	3,584,594

OBX 2019-EXP3 Trust
3.50%, 10/25/2059(2)(4)		2,503,541	2,567,461
OBX 2020-EXP1 Trust
0.93% (1 Month LIBOR USD + 0.75%), 02/25/2060(1)(2)		1,146,076	1,147,438
3.50%, 02/25/2060(2)(4)		3,212,528	3,303,390
OBX 2020-INV1 Trust
3.50%, 12/25/2049(2)(4)		5,859,256	6,046,777
One Bryant Park Trust 2019-OBP
2.52%, 09/15/2054(2)		7,390,000	7,818,437
Palisades Center Trust 2016-PLSD
2.71%, 04/13/2033(2)		640,000	624,701
Precise Mortgage Funding 2018-2B Plc
0.88% (3 Month LIBOR GBP + 0.68%), 03/12/2055(1)	GBP	3,776,363	4,614,530
Queens Center Mortgage Trust 2013-QC
3.28%, 01/11/2037(2)		$3,915,000	3,855,002
RALI Series 2006-QS9 Trust
6.00%, 07/25/2036		4,428,742	4,185,215
RALI Series 2007-QH8 Trust
2.62%, 10/25/2037(4)		1,329,811	1,162,499
RBS Commercial Funding, Inc. 2013-GSP Trust
3.96%, 01/15/2032(2)(4)		1,565,000	1,590,368
RCO V Mortgage LLC 2019-1
3.72%, 05/24/2024(2)(3)		2,654,910	2,660,851
Real Estate Asset Liquidity Trust
2.42%, 06/12/2054(2)(4)	CAD	11,814,073	8,720,189
RESIMAC Bastille Trust Series 2018-1NC
1.02% (1 Month LIBOR USD + 0.85%), 12/05/2059(1)(2)		$1,560,001	1,540,952
RETL 2019-RVP
1.33% (1 Month LIBOR USD + 1.15%, 1.15% Floor), 03/15/2036(1)(2)		603,048	573,689
Rosslyn Portfolio Trust 2017-ROSS
1.94% (1 Month LIBOR USD + 0.95%, 1.94% Floor), 06/15/2033(1)(2)		15,800,000	15,484,003
Seasoned Credit Risk Transfer Trust Series 2016-1
3.00%, 09/25/2055(2)(4)		375,000	370,466
Seasoned Credit Risk Transfer Trust Series 2017-2
4.00%, 08/25/2056(2)(4)		910,000	896,166
Sequoia Mortgage Trust 2003-2
0.85% (1 Month LIBOR USD + 0.66%, 0.33% Floor, 11.50% Cap), 06/20/2033(1)		496,203	472,598
Sequoia Mortgage Trust 2004-9
1.67% (6 Month LIBOR USD + 0.72%, 0.36% Floor, 11.50% Cap), 10/20/2034(1)		1,069,876	1,029,596
Sequoia Mortgage Trust 2013-4
3.49%, 04/25/2043(4)		2,374,295	2,381,519
Sequoia Mortgage Trust 2017-CH2
4.00%, 12/25/2047(2)(4)		1,290,121	1,339,039
4.00%, 12/25/2047(2)(4)		1,336,988	1,375,988
Sequoia Mortgage Trust 2018-CH1
3.50%, 02/25/2048(2)(4)		411,361	420,893
Sequoia Mortgage Trust 2018-CH2
4.00%, 06/25/2048(2)(4)		1,273,172	1,302,339
Sequoia Mortgage Trust 2018-CH3
4.00%, 08/25/2048(2)(4)		3,925,694	4,033,844
4.50%, 08/25/2048(2)(4)		1,645,127	1,716,161
4.50%, 08/25/2048(2)(4)		5,000,000	5,219,192
Sequoia Mortgage Trust 2018-CH4
4.00%, 10/25/2048(2)(4)		1,330,985	1,370,173
Sequoia Mortgage Trust 2019-CH2
4.50%, 08/25/2049(2)(4)		2,304,121	2,368,291
SFAVE Commercial Mortgage Securities Trust 2015-5AVE
4.14%, 01/05/2043(2)(4)		780,000	702,195
SG Residential Mortgage Trust 2019-3
2.70%, 09/25/2059(2)(4)		3,487,279	3,516,194
SLIDE 2018-FUN
2.48% (1 Month LIBOR USD + 2.30%, 2.30% Floor), 06/15/2031(1)(2)		5,070,067	4,359,417
SLM Student Loan Trust 2008-9
2.49% (3 Month LIBOR USD + 1.50%), 04/25/2023(1)		7,870,989	7,701,241
Southern Pacific Securities 06-1 Plc
0.50% (3 Month LIBOR GBP + 0.30%), 03/10/2044(1)	GBP	1,683,461	2,078,569
STACR Trust 2018-DNA2
0.98% (1 Month LIBOR USD + 0.80%), 12/25/2030(1)(2)		$497,685	496,408
1.13% (1 Month LIBOR USD + 0.95%), 12/25/2030(1)(2)		6,800,000	6,834,677
STACR Trust 2018-DNA3
1.08% (1 Month LIBOR USD + 0.90%), 09/25/2048(1)(2)		4,965,000	4,899,192
STACR Trust 2018-HRP2
1.43% (1 Month LIBOR USD + 1.25%), 02/25/2047(1)(2)		3,044,952	2,998,772
Starwood Mortgage Residential Trust 2018-IMC2
4.12%, 10/25/2048(2)(4)		4,469,955	4,610,306
Starwood Mortgage Residential Trust 2019-1
2.94%, 06/25/2049(2)(4)		5,863,026	5,885,068
Starwood Mortgage Residential Trust 2019-IMC1
3.47%, 02/25/2049(2)(4)		2,549,323	2,614,139
3.75%, 02/25/2049(2)(4)		1,431,289	1,421,350
4.09%, 02/25/2049(2)(4)		2,160,000	1,878,554
Starwood Mortgage Residential Trust 2019-INV1
2.61%, 09/27/2049(2)(4)		5,085,284	5,101,454
Sutherland Commercial Mortgage Loans 2017-SBC6
3.19%, 05/25/2037(2)(4)		3,442,310	3,415,429
Towd Point Mortgage Funding
1.39% (3 Month Sterling Overnight Interbank Average Rate + 0.90%), 07/20/2045(1)(2)	GBP	93,749,895	115,356,051

Towd Point Mortgage Funding 2018 - Auburn 12 Plc
1.06% (3 Month LIBOR GBP + 0.80%), 02/20/2045(1)		2,586,526	3,170,177
Towd Point Mortgage Funding 2019 - Granite4 Plc
1.68% (3 Month LIBOR GBP + 1.03%), 10/20/2051(1)(2)		28,446,965	35,171,182
Towd Point Mortgage Trust 2019-4
2.90%, 10/25/2059(2)(4)		$104,890,095	110,335,579
UBS Commercial Mortgage Trust 2018-C9
4.32%, 03/15/2051(4)		1,718,000	1,902,857
UBS-Barclays Commercial Mortgage Trust 2012-C2
5.05%, 05/10/2063(2)(4)		1,135,000	614,954
5.05%, 05/10/2063(2)(4)		2,750,000	1,026,048
Verus Securitization Trust 2018-2
3.68%, 06/01/2058(2)(4)		1,322,346	1,338,315
3.78%, 06/01/2058(2)(4)		721,915	726,370
Verus Securitization Trust 2018-3
4.11%, 10/25/2058(2)(4)		3,541,966	3,622,500
4.18%, 10/25/2058(2)(4)		2,739,915	2,741,331
Verus Securitization Trust 2018-INV1
3.63%, 03/25/2058(2)(4)		655,917	656,858
Verus Securitization Trust 2018-INV2
4.15%, 10/25/2058(2)(4)		3,336,864	3,375,297
Verus Securitization Trust 2019-1
3.84%, 02/25/2059(2)(4)		4,619,265	4,709,015
Verus Securitization Trust 2019-2
3.78%, 05/25/2059(2)(4)		12,360,000	10,684,136
Verus Securitization Trust 2019-3
3.04%, 07/25/2059(2)(3)		2,302,370	2,286,860
Verus Securitization Trust 2019-4
2.64%, 11/25/2059(2)(3)		4,048,077	4,114,116
Verus Securitization Trust 2019-INV1
3.40%, 12/25/2059(2)(4)		4,561,667	4,665,691
3.66%, 12/25/2059(2)(4)		1,286,394	1,306,875
Verus Securitization Trust 2019-INV2
3.12%, 07/25/2059(2)(4)		5,055,108	5,143,340
Verus Securitization Trust 2019-INV3
2.69%, 11/25/2059(2)(4)		8,280,157	8,379,388
Verus Securitization Trust 2020-1
2.72%, 01/25/2060(2)(4)		4,383,330	4,359,433
Verus Securitization Trust 2020-INV1
3.89%, 04/25/2060(2)		805,000	807,116
Vista Point Securitization Trust 2020-1
1.76%, 03/25/2065(2)(4)		4,010,000	4,009,944
3.20%, 03/25/2065(2)(4)		3,765,000	3,764,937
Wachovia Bank Commercial Mortgage Trust Series 2006-C29
5.44%, 11/15/2048(4)		2,173,631	2,159,318
Wachovia Bank Commercial Mortgage Trust Series 2007-C33
5.84%, 02/15/2051(4)		3,228,566	2,528,936
WaMu Mortgage Pass-Through Certificates Series 2005-AR2 Trust
0.51% (1 Month LIBOR USD + 0.33%, 0.33% Floor, 10.50% Cap), 01/25/2045(1)		5,167,695	4,791,266
WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust
0.50% (1 Month LIBOR USD + 0.32%, 0.32% Floor, 10.50% Cap), 08/25/2045(1)		2,669,890	2,678,342
WaMu Mortgage Pass-Through Certificates Series 2005-AR13 Trust
0.47% (1 Month LIBOR USD + 0.29%, 0.29% Floor, 10.50% Cap), 10/25/2045(1)		4,090,145	3,948,748
WaMu Mortgage Pass-Through Certificates Series 2005-AR15 Trust
0.44% (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap), 11/25/2045(1)		5,342,824	5,034,992
WaMu Mortgage Pass-Through Certificates Series 2007-OA5 Trust
2.25% (12 Month U.S. Treasury Average + 0.75%, 0.75% Floor), 06/25/2047(1)		12,669,514	11,298,798
Warwick Finance Residential Mortgages No One Plc
1.68% (3 Month LIBOR GBP + 1.50%), 09/21/2049(1)	GBP	14,169,991	17,547,378
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-2 Trust
5.50%, 04/25/2037		$9,944,740	10,246,437
Wells Fargo Commercial Mortgage Trust 2015-C30
3.66%, 09/15/2058		1,280,000	1,407,780
Wells Fargo Commercial Mortgage Trust 2016-C33
3.16%, 03/15/2059		1,225,000	1,297,861
4.51%, 03/15/2059(4)		4,317,000	4,526,739
Wells Fargo Commercial Mortgage Trust 2016-C35
3.18%, 07/15/2048		3,155,000	3,248,090
Wells Fargo Commercial Mortgage Trust 2016-LC24
3.37%, 10/15/2049		6,000,000	6,239,435
Wells Fargo Commercial Mortgage Trust 2017-C38
3.45%, 07/15/2050		1,695,000	1,892,915
3.67%, 07/15/2050(4)		1,315,000	1,444,416
Wells Fargo Commercial Mortgage Trust 2017-HSDB
1.03% (1 Month LIBOR USD + 0.85%, 0.85% Floor), 12/13/2031(1)(2)		8,100,000	7,672,838
1.28% (1 Month LIBOR USD + 1.10%, 1.10% Floor), 12/13/2031(1)(2)		6,700,000	6,114,455
2.03% (1 Month LIBOR USD + 1.84%, 1.85% Floor), 12/13/2031(1)(2)		100,000	81,396
Wells Fargo Commercial Mortgage Trust 2019-C50
4.19%, 05/15/2052		2,085,000	2,129,469
Wells Fargo Commercial Mortgage Trust 2019-C51
3.31%, 06/15/2052		10,905,000	12,234,258
Wells Fargo Commercial Mortgage Trust 2019-C53
3.51%, 10/15/2052(4)		3,290,000	3,363,109
Wells Fargo Commercial Mortgage Trust 2019-C54
3.67%, 12/15/2052		4,420,000	4,534,007
Wells Fargo Commercial Mortgage Trust 2019-JWDR
2.58%, 09/15/2031(2)(4)		6,560,000	6,458,620
2.79%, 09/15/2031(2)(4)		1,880,000	1,784,659

Wells Fargo Commercial Mortgage Trust 2020-C55
2.73%, 02/15/2053		11,075,000	11,961,969
3.14%, 02/15/2053		2,375,000	2,240,371
WFRBS Commercial Mortgage Trust 2011-C2
5.85%, 02/15/2044(2)(4)		3,500,000	3,431,361
WFRBS Commercial Mortgage Trust 2011-C5
5.84%, 11/15/2044(2)(4)		115,000	105,547
WFRBS Commercial Mortgage Trust 2012-C7
4.97%, 06/15/2045(2)(4)		690,000	286,721
WFRBS Commercial Mortgage Trust 2014-C19
4.72%, 03/15/2047(4)		329,000	339,150
WFRBS Commercial Mortgage Trust 2014-C22
4.07%, 09/15/2057(4)		4,250,000	4,506,568
Worldwide Plaza Trust 2017-WWP
3.53%, 11/10/2036(2)		1,740,000	1,917,859
3.72%, 11/10/2036(2)(4)		320,000	324,008

Total Mortgage-Backed Obligations (Cost: $5,817,461,051)			5,929,947,009

Total Bonds & Notes (Cost: $17,285,382,338)			17,814,776,383

BANK LOANS – 2.66%
1011778 BC ULC
1.93% (LIBOR + 1.75%), 11/19/2026(1)		1,583,358	1,497,858
ABG Intermediate Holdings 2 LLC
3.68% (LIBOR + 3.50%), 09/27/2024(1)		2,348,839	2,188,531
Acrisure LLC
3.68% (LIBOR + 3.50%), 02/15/2027(1)		2,493,749	2,350,359
Advanced Drainage Systems, Inc.
2.44% (LIBOR + 2.25%), 07/31/2026(1)		480,256	466,450
Advanz Pharma Corp.
6.57% (LIBOR + 5.50%), 09/06/2024(1)		1,760,023	1,626,261
AI Alpine U.S. Bidco, Inc.
4.21% (LIBOR + 3.00%), 10/31/2025(1)(16)		2,019,535	1,817,582
AI Convoy SARL
3.75% (EURIBOR + 3.75%), 01/18/2027(1)	EUR	1,000,000	1,068,381
Aldevron LLC
5.25% (LIBOR + 4.25%), 10/12/2026(1)		$3,715,688	3,655,308
Alliant Holdings Intermediate LLC
2.93% (LIBOR + 2.75%), 05/09/2025(1)		5,448,800	5,152,876
Alphabet Holding Company, Inc.
3.68% (LIBOR + 3.50%), 09/26/2024(1)		97,250	91,324
Altice France SA
4.18% (LIBOR + 4.00%), 08/14/2026(1)		1,379,000	1,323,095
American Airlines, Inc.
0.00%, 01/29/2027		500,000	375,750
Applied Systems, Inc.
4.25% (LIBOR + 3.25%), 09/19/2024(1)		4,312,212	4,184,312
Aramark Intermediate HoldCo Corp.
1.93% (LIBOR + 1.75%), 03/28/2024(1)		1,631,808	1,539,610
1.93% (LIBOR + 1.75%), 03/11/2025(1)		186,533	175,807
Ascend Learning LLC
4.00% (LIBOR + 3.00%), 07/12/2024(1)		4,588,809	4,356,524
Asurion LLC
3.18% (LIBOR + 3.00%), 11/03/2023(1)		437,638	422,684
3.18% (LIBOR + 3.00%), 11/03/2024(1)		6,810,390	6,559,291
6.68% (LIBOR + 6.50%), 08/04/2025(1)		860,000	853,550
Avantor Funding, Inc.
3.25% (LIBOR + 2.25%), 11/21/2024(1)		2,467,421	2,399,567
Avolon TLB Borrower 1 U.S. LLC
2.25% (LIBOR + 1.50%), 02/12/2027(1)		4,255,335	3,863,504
2.50% (LIBOR + 1.75%), 01/15/2025(1)		281,300	261,116
Axalta Coating Systems U.S. Holdings, Inc.
2.06% (LIBOR + 1.75%), 06/01/2024(1)		68,323	65,292
Azalea TopCo, Inc.
4.26% (LIBOR + 3.50%), 07/24/2026(1)		5,769,403	5,581,897
B&G Foods, Inc.
2.68% (LIBOR + 2.50%), 10/10/2026(1)		759,263	747,874
Bausch Health Companies, Inc.
2.94% (LIBOR + 2.75%), 11/27/2025(1)		1,359,579	1,312,184
3.19% (LIBOR + 3.00%), 06/02/2025(1)		7,835,143	7,603,067
Beacon Roofing Supply, Inc.
2.43% (LIBOR + 2.25%), 01/02/2025(1)		117,300	111,372
Berry Global, Inc.
2.18% (LIBOR + 2.00%), 07/01/2026(1)		1,606,269	1,531,979
Brookfield WEC Holdings, Inc.
3.75% (LIBOR + 3.00%), 08/01/2025(1)		3,024,051	2,913,794
Buckeye Partners, LP
2.92% (LIBOR + 2.75%), 11/01/2026(1)		3,605,963	3,449,103
Caesars Resort Collection LLC
0.00%, 06/19/2025		3,485,000	3,269,383
2.93% (LIBOR + 2.75%), 12/23/2024(1)		6,360,015	5,638,535
Calpine Corp.
2.43% (LIBOR + 2.25%), 04/05/2026(1)		4,554,000	4,384,500
Camelot U.S. Acquisition 1 Co.
3.18% (LIBOR + 3.00%), 10/30/2026(1)		3,930,250	3,800,080
Carnival Corp.
0.00%, 06/30/2025	EUR	5,000,000	5,377,015

0.00%, 06/30/2025		$10,800,000	10,395,000
Catalent Pharma Solutions, Inc.
3.25% (LIBOR + 2.25%), 05/18/2026(1)		3,861,125	3,809,656
CCC Information Services, Inc.
4.00% (LIBOR + 3.00%), 04/29/2024(1)		5,427,444	5,235,204
CenturyLink, Inc.
2.18% (LIBOR + 2.00%), 01/31/2025(1)		1,462,500	1,393,031
2.43% (LIBOR + 2.25%), 03/15/2027(1)		2,082,435	1,958,655
CEOC LLC
2.18% (LIBOR + 2.00%), 10/07/2024(1)		504,835	502,155
Ceridian HCM Holding, Inc.
2.61% (LIBOR + 2.50%), 04/30/2025(1)		2,932,290	2,798,519
Change Healthcare Holdings, Inc.
3.50% (LIBOR + 2.50%), 03/01/2024(1)		1,967,248	1,885,548
Charter Communications Operating LLC
1.93% (LIBOR + 1.75%), 02/01/2027(1)		7,459,051	7,161,659
Charter NEX US, Inc.
3.43% (LIBOR + 3.25%), 05/16/2024(1)		6,426,828	6,134,408
Churchill Downs, Inc.
2.18% (LIBOR + 2.00%), 12/27/2024(1)		489,950	470,352
Clean Harbors, Inc.
1.93% (LIBOR + 1.75%), 06/28/2024(1)		489,899	478,470
Clear Channel Outdoor Holdings, Inc.
4.26% (LIBOR + 3.50%), 08/21/2026(1)		3,278,675	2,963,922
CommScope, Inc.
3.43% (LIBOR + 3.25%), 04/06/2026(1)		2,878,250	2,719,946
Core & Main, LP
3.75% (LIBOR + 2.75%), 08/01/2024(1)		97,500	92,655
CPI Holdco LLC
4.43% (LIBOR + 4.25%), 11/04/2026(1)		5,209,935	5,001,537
CSC Holdings LLC
2.43% (LIBOR + 2.25%), 01/15/2026(1)		5,827,188	5,501,506
2.43% (LIBOR + 2.25%), 07/17/2025(1)		3,930,217	3,709,142
2.68% (LIBOR + 2.50%), 04/15/2027(1)		3,433,884	3,250,549
Dell International LLC
2.75% (LIBOR + 2.00%), 09/19/2025(1)		93,813	91,266
Delos Finance SARL
2.06% (LIBOR + 1.75%), 10/06/2023(1)		1,690,000	1,610,249
Delta Air Lines, Inc.
5.75% (LIBOR + 4.75%), 04/29/2023(1)		1,913,000	1,873,554
Diamond Resorts International, Inc.
4.75% (LIBOR + 3.75%), 09/02/2023(1)		6,318,895	5,529,033
Dun & Bradstreet Corp.
4.18% (LIBOR + 4.00%), 02/06/2026(1)		2,693,250	2,619,186
Dynasty Acquisition Co., Inc.
3.81% (LIBOR + 3.50%), 04/06/2026(1)		2,580,123	2,196,329
3.81% (LIBOR + 3.50%), 04/06/2026(1)		4,799,028	4,085,172
Eastern Power LLC
4.75% (LIBOR + 3.75%), 10/02/2025(1)		4,821,331	4,665,843
Elanco Animal Health, Inc.
0.00%, 02/04/2027		11,185,000	10,644,429
Envision Healthcare Corp.
3.93% (LIBOR + 3.75%), 10/10/2025(1)		4,719,042	3,079,175
ExamWorks Group, Inc.
4.32% (LIBOR + 3.25%), 07/27/2023(1)		2,403,934	2,343,836
Filtration Group Corp.
3.18% (LIBOR + 3.00%), 03/31/2025(1)		6,958,638	6,610,706
Forest City Enterprises, LP
3.68% (LIBOR + 3.50%), 12/08/2025(1)		788,000	736,780
Four Seasons Holdings, Inc.
2.18% (LIBOR + 2.00%), 11/30/2023(1)		626,753	592,281
Frontier Communications Corp.
5.35% (LIBOR + 3.75%), 06/15/2024(1)		3,233,376	3,142,712
Gentiva Health Services, Inc.
3.44% (LIBOR + 3.25%), 07/02/2025(1)		315,210	304,572
GFL Environmental, Inc.
4.00% (LIBOR + 3.00%), 05/30/2025(1)		4,142,559	4,019,152
Gray Television, Inc.
2.67% (LIBOR + 2.50%), 01/02/2026(1)		509,786	492,326
Grifols Worldwide Operations Ltd.
2.11% (LIBOR + 2.00%), 11/15/2027(1)		497,500	478,162
HCA, Inc.
1.93% (LIBOR + 1.75%), 03/13/2025(1)		3,187,648	3,118,189
Hilton Worldwide Finance LLC
1.93% (LIBOR + 1.75%), 06/22/2026(1)		7,631,741	7,191,542
Hostess Brands LLC
3.01% (LIBOR + 2.25%), 08/03/2025(1)		1,691,479	1,628,894
HUB International Ltd.
4.02% (LIBOR + 3.00%), 04/25/2025(1)		5,310,738	5,040,793
5.00% (LIBOR + 4.00%), 04/25/2025(1)		2,373,075	2,327,987
Hyland Software, Inc.
4.00% (LIBOR + 3.25%), 07/01/2024(1)		1,252,517	1,214,353
Ineos Finance Plc
2.50% (EURIBOR + 2.00%), 04/01/2024(1)	EUR	5,954,198	6,453,334
Intelsat Jackson Holdings SA
4.70% (LIBOR + 5.50%), 07/14/2021(1)(6)		$2,630,760	2,665,301
8.00% (LIBOR + 5.75%), 11/27/2023(1)		13,900,000	13,804,507

IPS Acquisition LLC
4.25% (LIBOR + 3.25%), 11/07/2024(1)		542,016	517,625
IQVIA, Inc.
1.93% (LIBOR + 1.75%), 01/17/2025(1)		734,887	709,629
2.06% (LIBOR + 1.75%), 06/11/2025(1)		1,243,655	1,203,497
IRB Holding Corp.
3.75% (LIBOR + 2.75%), 02/05/2025(1)		97,750	90,035
Iridium Satellite LLC
4.75% (LIBOR + 3.75%), 11/04/2026(1)		3,765,563	3,686,486
Jaguar Holding Co. I LLC
3.50% (LIBOR + 2.50%), 08/18/2022(1)		2,530,970	2,496,953
KAR Auction Services, Inc.
2.50% (LIBOR + 2.25%), 09/19/2026(1)		545,875	516,534
KFC Holding Co.
1.94% (LIBOR + 1.75%), 04/03/2025(1)		13,811,831	13,207,564
Kronos, Inc.
3.18% (LIBOR + 3.00%), 11/01/2023(1)		9,188,148	9,168,026
9.25% (LIBOR + 8.25%), 11/01/2024(1)		450,000	449,721
Lake Road Generating Company, LP
0.00%, 02/22/2049		4,550,000	4,931,062
Lamar Media Corp.
1.67% (LIBOR + 1.50%), 02/05/2027(1)		3,160,000	3,081,000
Level 3 Financing, Inc.
1.98% (LIBOR + 1.75%), 03/01/2027(1)		11,790,353	11,129,268
LifePoint Health, Inc.
3.93% (LIBOR + 3.75%), 11/16/2025(1)		5,851,741	5,470,617
Marriott Ownership Resorts, Inc.
1.93% (LIBOR + 1.75%), 08/29/2025(1)		2,634,511	2,466,561
McDermott International, Inc.
9.25% (LIBOR + 7.00%), 05/09/2025(1)		3,621,017	1,242,480
Meredith Corp.
3.26% (LIBOR + 2.50%), 01/31/2025(1)		57,874	53,316
Messer Industries GmbH
2.81% (LIBOR + 2.50%), 03/02/2026(1)		2,681,664	2,550,933
Micro Holdings Corp.
4.57% (LIBOR + 3.50%), 09/13/2024(1)		301,475	289,588
Mission Broadcasting, Inc.
2.42% (LIBOR + 2.25%), 01/17/2024(1)		297,568	282,318
MPH Acquisition Holdings LLC
3.75% (LIBOR + 2.75%), 06/07/2023(1)		1,242,681	1,178,993
Nascar Holdings, Inc.
2.93% (LIBOR + 2.75%), 10/19/2026(1)		728,425	695,514
Neiman Marcus Group LLC Ltd.
0.00%, 10/25/2023		3,384,213	856,206
0.00%, 10/25/2023		12,926,406	2,617,597
0.00%, 05/08/2025		710,421	717,525
12.31% (LIBOR + 12.75%), 10/07/2020(1)(6)		3,356,787	3,423,922
Nexstar Broadcasting, Inc.
2.43% (LIBOR + 2.25%), 01/17/2024(1)		1,156,689	1,097,409
Nouryon Finance BV
3.19% (LIBOR + 3.00%), 10/01/2025(1)		1,548,852	1,449,462
Pacific Gas & Electric Co.
2.44% (LIBOR + 2.25%), 12/31/2020(1)		20,028,922	19,928,778
Panther BF Aggregator 2, LP
3.68% (LIBOR + 3.50%), 04/30/2026(1)		4,701,956	4,466,858
PAREXEL International Corp.
2.93% (LIBOR + 2.75%), 09/27/2024(1)		10,288,065	9,728,703
Penn National Gaming, Inc.
3.00% (LIBOR + 2.25%), 10/15/2025(1)		492,500	457,887
PetSmart, Inc.
5.00% (LIBOR + 4.00%), 03/11/2022(1)		36,090,447	35,561,361
Pike Corp.
4.25% (LIBOR + 3.25%), 07/24/2026(1)		2,699,335	2,615,412
Ply Gem Midco, Inc.
3.94% (LIBOR + 3.75%), 04/12/2025(1)		1,147,553	1,088,741
PODS LLC
3.75% (LIBOR + 2.75%), 12/06/2024(1)		738,162	704,487
PQ Corp.
2.43% (LIBOR + 2.25%), 02/07/2027(1)		3,314,926	3,187,865
Qatar National Bank SAQ
1.28% (LIBOR + 0.90%), 12/22/2020(1)(15)		2,650,000	2,643,375
Refinitiv U.S. Holdings, Inc.
3.43% (LIBOR + 3.25%), 10/01/2025(1)		9,079,285	8,859,112
Reynolds Consumer Products LLC
1.93% (LIBOR + 1.75%), 02/04/2027(1)		4,887,750	4,701,820
Reynolds Group Holdings, Inc.
2.93% (LIBOR + 2.75%), 02/05/2023(1)		3,748,512	3,571,957
SBA Senior Finance II LLC
1.93% (LIBOR + 1.75%), 04/11/2025(1)		1,568,000	1,505,939
Sequa Mezzanine Holdings LLC
6.00% (LIBOR + 5.00%), 11/28/2021(1)		8,629,844	7,853,158
10.00% (LIBOR + 9.00%), 04/28/2022(1)		660,000	468,600
Servicemaster Company LLC
1.93% (LIBOR + 1.75%), 11/05/2026(1)		1,288,525	1,250,333
Sigma Holdco BV
3.50% (EURIBOR + 3.50%), 07/02/2025(1)	EUR	7,690,000	8,225,441

Simply Good Foods USA, Inc.
4.75% (LIBOR + 3.75%), 07/07/2024(1)		$1,153,692	1,121,965
Sinclair Television Group, Inc.
2.69% (LIBOR + 2.50%), 09/30/2026(1)		632,223	600,611
Solera LLC
2.93% (LIBOR + 2.75%), 03/03/2023(1)		4,552,455	4,385,380
SS&C Technologies Holdings, Inc.
1.93% (LIBOR + 1.75%), 04/16/2025(1)		414,814	396,276
1.93% (LIBOR + 1.75%), 04/16/2025(1)		580,137	554,211
Stars Group Holdings BV
3.81% (LIBOR + 3.50%), 07/10/2025(1)		1,215,303	1,206,747
Sunshine Luxembourg VII SARL
0.00%, 10/01/2026		5,186,967	4,955,732
3.75% (EURIBOR + 3.75%), 10/01/2026(1)	EUR	1,000,000	1,071,156
Syniverse Holdings, Inc.
6.87% (LIBOR + 5.00%), 03/09/2023(1)		$460,999	326,240
Telenet Financing USD LLC
2.18% (LIBOR + 2.00%), 04/30/2028(1)		1,250,000	1,176,563
T-Mobile USA, Inc.
3.18% (LIBOR + 3.00%), 04/01/2027(1)		6,650,000	6,635,636
Trans Union LLC
1.93% (LIBOR + 1.75%), 11/16/2026(1)		2,356,570	2,249,794
TransDigm, Inc.
2.43% (LIBOR + 2.25%), 05/30/2025(1)		1,236,231	1,107,206
Tronox Finance LLC
2.98% (LIBOR + 2.75%), 09/23/2024(1)		126,482	121,142
Uber Technologies, Inc.
5.00% (LIBOR + 4.00%), 04/04/2025(1)		2,796,118	2,676,025
UFC Holdings LLC
4.25% (LIBOR + 3.25%), 04/29/2026(1)		7,227,965	6,890,636
Ultimate Software Group, Inc.
0.00%, 05/04/2026		9,185,000	9,060,176
0.00%, 05/03/2027		450,000	456,750
Univision Communications, Inc.
3.75% (LIBOR + 2.75%), 03/15/2024(1)		4,009,813	3,699,052
USI, Inc.
4.31% (LIBOR + 4.00%), 12/02/2026(1)		606,950	588,238
Vertical Midco GmbH
0.00%, 06/30/2027		1,715,000	1,689,275
VICI Properties 1 LLC
0.00%, 12/20/2024		500,000	464,940
Wand Newco 3, Inc.
4.07% (LIBOR + 3.00%), 02/05/2026(1)		1,856,670	1,759,195
Weight Watchers International, Inc.
5.50% (LIBOR + 4.75%), 11/29/2024(1)		874,516	856,484
Western Digital Corp.
1.67% (LIBOR + 1.50%), 02/27/2023(1)		4,126,923	4,005,715
1.92% (LIBOR + 1.75%), 04/29/2023(1)		3,272,535	3,177,435
Whatabrands LLC
2.93% (LIBOR + 2.75%), 07/31/2026(1)		231,255	220,995
Windstream Services LLC
7.50% (LIBOR + 5.25%), 02/17/2024(1)		48,000	28,640
8.25% (LIBOR + 6.00%), 03/29/2021(1)		405,000	243,810
Wink Holdco, Inc.
4.00% (LIBOR + 3.00%), 12/02/2024(1)		1,965,589	1,878,376
Wyndham Hotels & Resorts, Inc.
1.93% (LIBOR + 1.75%), 05/30/2025(1)		196,500	185,103
Zayo Group Holdings, Inc.
3.18% (LIBOR + 3.00%), 03/09/2027(1)		4,608,450	4,363,833

Total Bank Loans (Cost: $548,071,499)			516,590,397

	Shares		Value
COMMON STOCKS – 0.04%
Communications – 0.02%
Clear Channel Outdoor Holdings, Inc. - Class A(12)		2,064,946	2,147,544
iHeartMedia, Inc. - Class A(12)		139,553	1,165,267
iHeartMedia, Inc. - Class B(12)(15)		1,787	13,429

Total Communications			3,326,240

Consumer, Cyclical – 0.02%
Caesars Entertainment Corp.(12)		338,983	4,111,864

Total Consumer, Cyclical			4,111,864

Total Common Stocks (Cost: $15,794,687)			7,438,104

CONVERTIBLE PREFERRED STOCKS – 0.08%
Consumer, Non-cyclical – 0.04%
Bunge Ltd., 4.88%		82,720	7,609,413

Total Consumer, Non-cyclical			7,609,413

Financials – 0.03%
Bank of America Corp., 7.25%		4,556	6,115,063

Total Financials			6,115,063

Utilities – 0.01%
NextEra Energy, Inc., 5.28%		34,441	1,462,020

Total Utilities			1,462,020

Total Convertible Preferred Stocks (Cost: $16,057,115)			15,186,496

WARRANTS – 0.03%
Communications – 0.03%
iHeartMedia, Inc., expires 05/01/2039(12)(15)		723,037	6,037,359

Total Communications			6,037,359

Total Warrants (Cost: $14,531,679)			6,037,359

SHORT-TERM INVESTMENTS – 8.09%
Money Market Funds – 2.09%
Fidelity Institutional Money Market Government Fund - Class I, 0.10%(13)(14)		405,307,655	405,307,655

Total Money Market Funds (Cost: $405,307,655)			405,307,655

	Principal Amount		Value
Government Related – 0.04%
Argentina Treasury Bond BONCER, 1.10%, 04/17/2021	ARS	86,830,000	1,284,748
Republic of Argentina, 0.00%, 10/13/2020		471,161,000	6,820,900

Total Government Related (Cost: $8,219,667)			8,105,648

Commercial Paper – 0.09%
Ford Motor Credit Co. LLC, 3.20%, 10/14/2020(16)		$17,380,000	17,189,374

Total Commercial Paper (Cost: $17,222,856)			17,189,374

Repurchase Agreements – 1.07%
Bank of America Securities, Inc., 0.12% dated 06/29/2020, due 07/01/2020, repurchase price $62,800,419 (collateralized by U.S. Treasury Note, value $64,043,973, 0.25%, 06/15/2023)		62,800,000	62,800,000
Bank of America Securities, Inc., 0.13% dated 06/24/2020, due 07/02/2020, repurchase price $12,882,279 (collateralized by U.S. Treasury Bond, value $13,197,220, 3.50%, 02/15/2039)		12,882,000	12,882,000
Bank of America Securities, Inc., 0.13% dated 06/24/2020, due 07/02/2020, repurchase price $47,119,021 (collateralized by U.S. Treasury Bond, value $48,327,901, 2.75%, 08/15/2047)		47,118,000	47,118,000
Bank of America Securities, Inc., 0.13% dated 06/30/2020, due 07/01/2020, repurchase price $29,100,105 (collateralized by U.S. Treasury Note, value $29,676,427, 0.25%, 06/15/2023)		29,100,000	29,100,000
J.P. Morgan Securities, 0.12% dated 06/30/2020, due 07/02/2020, repurchase price $56,600,377 (collateralized by U.S. Treasury Bond, value $57,609,027, 3.00%, 11/15/2044)		56,600,000	56,600,000

Total Repurchase Agreements (Cost: $208,500,000)			208,500,000

U.S. Treasury Bills – 4.51%
U.S. Cash Management Bill, 0.00%, 10/27/2020		$289,380,000	$289,247,206
U.S. Cash Management Bill, 0.00%, 11/03/2020		53,685,000	53,652,379
U.S. Cash Management Bill, 0.00%, 11/24/2020		30,095,000	30,077,302
U.S. Treasury Bill, 0.00%, 07/16/2020		80,250,000	80,246,196
U.S. Treasury Bill, 0.00%, 07/23/2020		69,730,000	69,724,887
U.S. Treasury Bill, 0.00%, 09/10/2020(9)		24,255,000	24,248,662
U.S. Treasury Bill, 0.00%, 11/27/2020		250,000,000	249,834,445
U.S. Treasury Bill, 0.00%, 12/03/2020		37,200,000	37,175,975
U.S. Treasury Bill, 0.00%, 01/28/2021		42,630,000	42,591,272

Total U.S. Treasury Bills (Cost: $876,667,971)			876,798,324

Time Deposits – 0.29%
ANZ, London, -0.10% due 07/01/2020	AUD	2,134,184	1,472,801
BNP Paribas, Paris, -1.53% due 07/01/2020	CHF	119,967	126,621
BNP Paribas, Paris, 0.01% due 07/01/2020		$42,593,851	42,593,851
Brown Brothers Harriman, -0.68% due 07/01/2020	EUR	500	562
Brown Brothers Harriman, -0.25% due 07/01/2020	SEK	387	42
Brown Brothers Harriman, -0.25% due 07/01/2020	JPY	84,863	786
Brown Brothers Harriman, 0.00% due 07/01/2020	NZD	295	190
Brown Brothers Harriman, 0.02% due 07/02/2020	CAD	300	221
Citibank, London, - 0.68% due 07/01/2020	EUR	555,348	623,934
Citibank, London, 0.01% due 07/01/2020	GBP	671,291	831,796
Citibank, New York, 0.01% due 07/01/2020		$188,038	188,038
JP Morgan, New York, 0.01% due 07/01/2020		9,645,495	9,645,495
Royal Bank of Canada, Toronto, 0.02% due 07/02/2020	CAD	1,270,304	935,698

Total Time Deposits (Cost: $56,420,035)			56,420,035

Total Short-Term Investments (Cost: $1,572,338,184)			1,572,321,036

TOTAL INVESTMENTS IN SECURITIES – 102.57% (Cost: $19,452,175,502)			19,932,349,775

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.57)%			(498,683,950)

TOTAL NET ASSETS – 100.00%			$19,433,665,825

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ARS Argentine Peso

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

JPY Japanese Yen

NZD New Zealand Dollar

PEN Peruvian Sol

SEK Swedish Krona

(1)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.
(2)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities total $4,891,203,490, which represents 25.17% of total net assets.

(3)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. The rate reported is the rate in effect as of June 30, 2020.
(4)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of June 30, 2020.
(5)	Security in default as of June 30, 2020. The value of these securities total $107,349,298, which represents 0.55% of total net assets.
(6)	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope.
(7)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(8)	Inflation protected security. The value of these securities total $269,596,989, which represents 1.39% of total net assets.

(9)

Partially assigned as collateral for certain futures contracts, swap contracts and repurchase agreements. The value of these pledged issues totals $108,052,378, which represents 0.56% of total net assets.

(10)	All or a portion of U.S. Treasuries purchased in a sale-buyback transaction. The value of these securities total $121,128,696, which represents 0.62% of total net assets.
(11)	Delayed delivery purchase commitment security. The value of these securities total $638,584,771, which represents 3.29% of total net assets.
(12)	Non-income producing security.
(13)	Represents annualized seven-day yield as of the close of the reporting period.
(14)	Partially assigned as collateral for certain delayed delivery securities.
(15)	Security categorized as Level 3 per the Trust’s fair value hierarchy. These securities represent $9,861,931 or 0.05% of the Fund’s net assets.
(16)	Security that is restricted at June 30, 2020. The value of the restricted security totals $42,014,140, which represents 0.22% of total net assets.

The accompanying notes are an integral part of this Schedule of Investments.

Open Futures Contracts

Number of Contracts Purchased	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
275	Australian 10 Year Bond Future	Goldman Sachs	Sep. 2020	AUD 40,267,893	$28,236,682	$447,812
219	Euro-Btp Future	Goldman Sachs	Sep. 2020	EUR 30,827,600	35,401,170	766,362
10,062	U.S. 10 Year Note Future	Goldman Sachs	Sep. 2020	$ 1,396,492,911	1,400,347,406	3,854,495
4,474	U.S. 5 Year Note Future	Citigroup Global Markets	Sep. 2020	561,173,844	562,570,549	1,396,705
2,113	U.S. 5 Year Note Future	Goldman Sachs	Sep. 2020	264,561,533	265,693,243	1,131,710
489	U.S. Long Bond Future	Goldman Sachs	Sep. 2020	87,126,547	87,317,063	190,516
2,593	U.S. 2-Year Note Future	Goldman Sachs	Sep. 2020	572,218,936	572,607,331	388,395
44	U.S. Ultra Long-Term Bond Future	Citigroup Global Markets	Sep. 2020	9,631,480	9,598,875	(32,605)
1,009	U.S. Ultra Long-Term Bond Future	Goldman Sachs	Sep. 2020	220,506,133	220,119,656	(386,477)

						7,756,913

Number of Contracts Sold	Reference Entity	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
(127)	U.S. Ultra 10-Year Note Future	Citigroup Global Markets	Sep. 2020	$ 19,862,853	$(20,000,516)	$(137,663)
(2,526)	U.S. Ultra 10-Year Note Future	Goldman Sachs	Sep. 2020	394,748,517	(397,805,531)	(3,057,014)

						(3,194,677)

						$4,562,236

Over-the-Counter Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation/ (Depreciation)
BRL*	156,049,575	USD	28,497,001	07/02/20	Deutsche Bank	$198,605
BRL*	33,000,000	USD	6,026,297	07/02/20	J.P. Morgan	41,999
EUR	5,081,000	USD	5,704,334	07/02/20	BNP Paribas	4,168
EUR	1,124,000	USD	1,256,229	07/02/20	Goldman Sachs	6,584
IDR*	402,636,139,000	USD	26,550,355	09/16/20	Morgan Stanley	761,842
INR*	2,063,547,450	USD	27,046,955	09/16/20	Morgan Stanley	42,489
RUB*	201,849,664	USD	2,596,939	07/17/20	Bank Of America	233,615
RUB*	455,846,087	USD	5,958,024	07/17/20	Goldman Sachs	434,341
RUB*	826,637,832	USD	11,125,827	07/27/20	Goldman Sachs	448,868
USD	5,538,300	EUR	4,887,000	07/02/20	Bank Of America	47,758
USD	29,582,858	BRL*	156,049,575	07/02/20	Deutsche Bank	887,252
USD	2,224,072	GBP	1,758,000	07/02/20	Goldman Sachs	45,734
USD	136,526	JPY	14,700,000	07/02/20	Goldman Sachs	383
USD	7,907,790	BRL*	33,000,000	07/02/20	J.P. Morgan	1,839,494
USD	5,965,761	EUR	5,276,000	07/02/20	J.P. Morgan	38,177
USD	3,853,003	GBP	3,049,000	07/02/20	J.P. Morgan	74,986
USD	1,022,315	AUD	1,479,000	07/02/20	Morgan Stanley	1,657
USD	3,798,651	EUR	3,364,000	07/02/20	Morgan Stanley	19,198
USD	8,541,557	PEN*	28,785,047	09/04/20	BNP Paribas	423,656
USD	13,158,715	CAD	17,615,000	09/16/20	BNP Paribas	181,586

				Total Unrealized Appreciation		5,732,392

BRL*	33,000,000	USD	6,343,104	07/02/20	BNP Paribas	$(274,808)
BRL*	156,049,575	USD	29,122,148	07/02/20	BNP Paribas	(426,542)
BRL*	156,049,575	USD	29,551,486	08/04/20	Deutsche Bank	(905,422)
GBP	827,000	USD	1,025,877	07/02/20	BNP Paribas	(1,140)
GBP	7,327,000	USD	9,133,919	07/02/20	J.P. Morgan	(55,029)
MXN	33,876,000	USD	1,492,494	07/24/20	Goldman Sachs	(23,206)
MXN	142,098,000	USD	6,374,708	12/09/20	BNP Paribas	(316,785)
MXN	931,395,152	USD	42,125,516	12/09/20	Goldman Sachs	(2,418,273)
RUB*	1,832,559,666	USD	25,973,429	07/17/20	BNP Paribas	(275,302)
TRY	4,051,749	USD	594,534	07/13/20	J.P. Morgan	(4,715)
TRY	4,286,011	USD	629,918	07/14/20	Bank Of America	(6,181)
TRY	1,167,392	USD	169,829	07/21/20	Bank Of America	(291)
TRY	1,392,510	USD	202,654	07/21/20	BNP Paribas	(422)
USD	34,523,297	BRL*	189,049,575	07/02/20	BNP Paribas	(240,605)
USD	285,806,314	EUR	257,329,000	07/02/20	BNP Paribas	(3,302,706)
USD	17,138,860	EUR	15,256,000	07/02/20	J.P. Morgan	(1,249)
USD	401,464,699	GBP	326,424,000	07/02/20	J.P. Morgan	(3,007,462)
USD	314,600,496	EUR	279,907,000	08/04/20	BNP Paribas	(113,918)
USD	396,364,594	GBP	323,077,000	08/04/20	Morgan Stanley	(4,050,102)
USD	9,940,602	CAD	13,986,000	08/17/20	Bank Of America	(362,555)
USD	19,830,150	NZD	33,217,000	08/17/20	J.P. Morgan	(1,605,123)
USD	6,805,373	EUR	6,271,713	08/21/20	Goldman Sachs	(248,859)
USD	6,801,641	EUR	6,271,713	08/21/20	Morgan Stanley	(252,591)
USD	5,840,622	EUR	5,375,754	08/21/20	State Street	(205,862)

				Total Unrealized Depreciation		(18,099,148)

				Net Unrealized Depreciation		$(12,366,756)

* Non-deliverable forward

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Sol
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar

Centrally Cleared Interest Rate Swaps

Fixed Annual Rate	Floating Rate Index	Floating Rate Paid or Received	Payment Frequency	Maturity Date	Notional Amount	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
1.25%	3 Month USD LIBOR	Paid	Quarterly	6/17/2027	$ 444,300,000	$(5,266,611)	$29,526,130	$24,259,519
1.25	3 Month USD LIBOR	Received	Quarterly	6/17/2030	112,100,000	4,810,974	(11,586,173)	(6,775,199)
1.50	3 Month USD LIBOR	Received	Quarterly	6/17/2050	81,200,000	(15,012,714)	2,327,481	(12,685,233)
2.25	3 Month USD LIBOR	Received	Quarterly	3/12/2050	3,200,000	(9,885)	(1,137,501)	(1,147,386)
2.50	3 Month USD LIBOR	Paid	Quarterly	12/20/2027	107,900,000	(1,107,549)	17,130,367	16,022,818
2.50	3 Month USD LIBOR	Paid	Quarterly	12/20/2027	94,300,000	1,744,029	12,259,231	14,003,260
3.00	3 Month USD LIBOR	Paid	Quarterly	6/19/2029	47,200,000	3,382,167	6,704,153	10,086,320
3.00	6 Month Australian Bank Bill	Paid	Semi-Annual	3/21/2027	AUD 109,400,000	625,604	11,867,046	12,492,650
(0.15)	6 Month EURIBOR	Received	Semi-Annual	3/18/2030	EUR 16,100,000	274,419	(345,064)	(70,645)
0.50	6 Month EURIBOR	Received	Semi-Annual	6/17/2050	9,000,000	(283,674)	(1,212,994)	(1,496,668)
0.75	6 Month GBP LIBOR	Received	Semi-Annual	3/18/2030	GBP 18,700,000	179,861	(1,052,466)	(872,605)
0.75	6 Month GBP LIBOR	Received	Semi-Annual	3/18/2050	6,000,000	142,394	(840,265)	(697,871)
4.58	Mexico Interbank TIIE 28 Day	Received	Lunar	6/10/2022	MXN 4,000,000	—	(474)	(474)
4.65	Mexico Interbank TIIE 28 Day	Received	Lunar	5/10/2022	15,400,000	208	(2,820)	(2,612)
4.74	Mexico Interbank TIIE 28 Day	Received	Lunar	6/3/2022	3,900,000	—	(959)	(959)
4.83	Mexico Interbank TIIE 28 Day	Received	Lunar	5/27/2022	1,600,000	—	(530)	(530)
5.12	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/6/2025	2,000,000	(134)	1,309	1,175
5.16	Mexico Interbank TIIE 28 Day	Paid	Lunar	6/6/2025	1,700,000	—	1,102	1,102
5.28	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/23/2025	700,000	—	627	627
5.28	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/30/2025	1,600,000	—	1,421	1,421
5.54	Mexico Interbank TIIE 28 Day	Paid	Lunar	5/4/2027	3,400,000	1	2,796	2,797
7.15	Mexico Interbank TIIE 28 Day	Paid	Lunar	6/11/2027	25,800,000	(17,507)	147,982	130,475
7.36	Mexico Interbank TIIE 28 Day	Received	Lunar	8/21/2037	900,000	3,247	(8,304)	(5,057)
7.37	Mexico Interbank TIIE 28 Day	Paid	Lunar	10/11/2027	40,300,000	(1,906)	231,433	229,527
7.38	Mexico Interbank TIIE 28 Day	Received	Lunar	8/14/2037	1,300,000	4,578	(12,036)	(7,458)
7.61	Mexico Interbank TIIE 28 Day	Received	Lunar	1/23/2023	222,400,000	126,021	(885,415)	(759,394)
7.75	Mexico Interbank TIIE 28 Day	Paid	Lunar	1/5/2023	1,400,000	—	4,864	4,864
7.81	Mexico Interbank TIIE 28 Day	Paid	Lunar	2/6/2023	2,800,000	—	10,204	10,204
7.82	Mexico Interbank TIIE 28 Day	Paid	Lunar	2/6/2023	2,800,000	(341)	10,591	10,250
7.87	Mexico Interbank TIIE 28 Day	Paid	Lunar	12/27/2022	3,400,000	—	12,233	12,233
7.88	Mexico Interbank TIIE 28 Day	Paid	Lunar	12/16/2022	2,000,000	—	7,206	7,206
7.88	Mexico Interbank TIIE 28 Day	Paid	Lunar	12/27/2022	36,000,000	9,174	120,922	130,096
7.91	Mexico Interbank TIIE 28 Day	Received	Lunar	12/30/2027	800,000	—	(5,799)	(5,799)
7.98	Mexico Interbank TIIE 28 Day	Received	Lunar	12/10/2027	3,300,000	(21)	(24,727)	(24,748)
7.99	Mexico Interbank TIIE 28 Day	Received	Lunar	12/21/2027	100,000	—	(749)	(749)
8.01	Mexico Interbank TIIE 28 Day	Received	Lunar	12/21/2027	20,200,000	(8,874)	(143,343)	(152,217)
8.03	Mexico Interbank TIIE 28 Day	Received	Lunar	1/31/2028	1,600,000	12	(12,200)	(12,188)
8.05	Mexico Interbank TIIE 28 Day	Received	Lunar	1/31/2028	2,400,000	585	(19,003)	(18,418)

						$(10,405,942)	$63,076,276	$52,670,334

Lunar - payment frequency equal periods of 28 days (a lunar month).

Centrally Cleared Credit Default Swaps – Sell Protection

Reference Entity	Fixed Annual Rate Received by Fund	Maturity Date	Implied Credit Spread at June 30, 2020	Notional Amount	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
AT&T Inc.	1.00%	12/20/2020	0.61%	$34,600,000	$22,648	$52,482	$75,130
AT&T Inc.	1.00	12/20/2024	1.00	12,100,000	102,371	(96,632)	5,739
CDX.EM.28	1.00	12/20/2022	1.58	9,588,000	(237,472)	105,266	(132,206)
CDX.EM.29	1.00	6/20/2023	1.64	1,880,000	(31,920)	(2,697)	(34,617)
CDX.EM.30	1.00	12/20/2023	1.80	7,708,000	(274,167)	70,195	(203,972)
CDX.EM.31	1.00	6/20/2024	1.76	8,178,000	(291,531)	55,031	(236,500)
CDX.EM.32	1.00	12/20/2024	1.84	12,090,000	(572,907)	142,473	(430,434)
CDX.EM.33	1.00	6/20/2025	2.00	7,505,000	(806,689)	456,941	(349,748)
CDX.NA.HY.34	5.00	6/20/2025	5.17	64,885,000	(3,828,215)	3,454,679	(373,536)
CDX.NA.HY.34	5.00	6/20/2025	5.17	46,455,000	(530,366)	248,358	(282,008)
CDX.NA.HY.34	5.00	6/20/2025	5.17	54,815,000	(2,411,861)	2,081,068	(330,793)
CDX.NA.IG.34	1.00	6/20/2025	0.76	284,052,000	(597,066)	3,917,046	3,319,980
General Electric Co.	1.00	12/20/2023	1.48	700,000	(23,753)	12,713	(11,040)

					$(9,480,928)	$10,496,923	$1,015,995

Over-the-Counter Credit Default Swaps – Sell Protection

Counterparty	Reference Entity	Fixed Annual Rate Received by Fund	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020	Notional Amount	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Value
Deutsche Bank	CMBX.NA.AAA.10	0.50%	Monthly	11/17/2059	0.00%	$ 16,450,000	$(269,224)	$392,072	$122,848
J.P. Morgan	Barclays Bank Plc	1.00	Quarterly	6/20/2024	0.69	EUR 1,000,000	10,163	4,154	14,317
Bank of America	Boeing Co.	1.00	Quarterly	12/20/2021	2.42	$ 12,300,000	60,829	(309,845)	(249,016)
Goldman Sachs	Brazilian Government International	1.00	Quarterly	12/20/2024	2.40	3,200,000	(42,762)	(147,252)	(190,014)
Barclays Bank	Colombia Government International	1.00	Quarterly	6/20/2025	1.60	12,895,000	(752,522)	385,891	(366,631)
Morgan Stanley	Colombia Government International	1.00	Quarterly	6/20/2025	1.60	11,000,000	(1,044,868)	732,727	(312,141)
Barclays Bank	Devon Energy Corp.	1.00	Quarterly	12/20/2024	1.49	455,000	186	(9,686)	(9,500)
Morgan Stanley	Devon Energy Corp.	1.00	Quarterly	12/20/2024	1.49	525,000	—	(10,961)	(10,961)
Morgan Stanley	Devon Energy Corp.	1.00	Quarterly	12/20/2024	1.49	1,170,000	(6,219)	(18,209)	(24,428)
Goldman Sachs	Federative Republic of Brazil	1.00	Quarterly	6/20/2024	2.24	300,000	(7,505)	(6,646)	(14,151)
Barclays Bank	General Electric Co.	1.00	Quarterly	12/20/2020	0.88	1,860,000	181	1,378	1,559
Barclays Bank	General Electric Co.	1.00	Quarterly	12/20/2020	0.88	3,415,000	(930)	3,794	2,864
Goldman Sachs	General Electric Co.	1.00	Quarterly	12/20/2020	0.88	2,640,000	261	1,952	2,213
Goldman Sachs	General Electric Co.	1.00	Quarterly	12/20/2020	0.88	1,685,000	(444)	1,857	1,413
Barclays Bank	Indonesia Government International	1.00	Quarterly	6/20/2025	1.32	9,796,000	(383,282)	234,788	(148,494)
Goldman Sachs	Indonesia Government International	1.00	Quarterly	6/20/2025	1.32	18,365,000	(902,508)	623,100	(279,408)
Morgan Stanley	Indonesia Government International	1.00	Quarterly	6/20/2025	1.32	17,615,000	(663,042)	395,044	(267,998)
Morgan Stanley	Mexico Government International	1.00	Quarterly	12/20/2024	1.44	2,800,000	(18,934)	(34,663)	(53,597)
Goldman Sachs	Republic of South Africa	1.00	Quarterly	6/20/2024	2.79	4,700,000	(154,393)	(159,881)	(314,274)
J.P. Morgan	Republic of South Africa	1.00	Quarterly	6/20/2023	2.51	9,400,000	(412,143)	7,041	(405,102)
Goldman Sachs	Russia Emerging Markets SPMYC	1.00	Quarterly	12/20/2022	0.66	1,500,000	(17,737)	30,916	13,179
J.P. Morgan	Russia Emerging Markets SPMYC	1.00	Quarterly	6/20/2023	0.72	18,200,000	(336,204)	491,046	154,842
Goldman Sachs	Russian Foreign Bond-Eurobon	1.00	Quarterly	12/20/2024	1.02	16,400,000	84,457	(94,704)	(10,247)
Goldman Sachs	Teva Pharmaceutical Finance Ne	1.00	Quarterly	6/20/2022	2.50	210,000	(9,437)	3,436	(6,001)
Goldman Sachs	United Mexican States	1.00	Quarterly	6/20/2023	1.06	29,900,000	(150,396)	107,407	(42,989)
Goldman Sachs	United Mexican States	1.00	Quarterly	12/20/2023	1.19	9,100,000	(136,435)	79,562	(56,873)
J.P. Morgan	United Mexican States	1.00	Quarterly	12/20/2023	1.19	5,400,000	(81,799)	48,050	(33,749)
J.P. Morgan	United Mexican States	1.00	Quarterly	6/20/2024	1.29	300,000	(3,739)	442	(3,297)
Morgan Stanley	United Mexican States	1.00	Quarterly	12/20/2022	0.96	3,800,000	2,499	2,615	5,114

							$(5,235,947)	$2,755,425	$(2,480,522)

Sale-Buyback Transactions

Counterparty	Borrowing Date	Maturity Date	Borrowing Rate	Amount Borrowed
BNP Paribas	6/30/2020	7/2/2020	0.18%	$121,128,696

				$121,128,696

Bridge Builder Municipal Bond Fund

Schedule of Investments

June 30, 2020

	Principal Amount	Value
MUNICIPAL BONDS – 96.57%
Alabama – 1.54%
Alabama Federal Aid Highway Finance Authority
5.00%, 09/01/2031	$4,845,000	$5,596,363
5.00%, 09/01/2036	10,000,000	12,023,000
Alabama Public School & College Authority
5.00%, 06/01/2035	4,000,000	4,655,800
Birmingham Airport Authority
5.00%, 07/01/2028	700,000	875,938
5.00%, 07/01/2030	1,000,000	1,293,760
5.00%, 07/01/2031	350,000	450,530
5.00%, 07/01/2032	300,000	383,079
5.00%, 07/01/2034	800,000	1,011,672
Black Belt Energy Gas District
4.00%, 07/01/2046(1)	1,705,000	1,749,705
4.00%, 10/01/2049(1)	2,000,000	2,306,160
Columbia Industrial Development Board
0.12%, 06/01/2028(1)	3,900,000	3,900,000
County of Jefferson AL
5.00%, 04/01/2021	1,085,000	1,121,282
5.00%, 04/01/2023	1,550,000	1,736,279
County of Jefferson AL Sewer Revenue
5.00%, 10/01/2044	1,500,000	1,659,810
5.25%, 10/01/2048	1,650,000	1,835,245
5.50%, 10/01/2053	715,000	799,334
Homewood Educational Building Authority
4.00%, 12/01/2038	1,385,000	1,504,124
Industrial Development Board of the City of Mobile Alabama
1.00%, 06/01/2034(1)	3,870,000	3,870,000
Lower Alabama Gas District
4.00%, 12/01/2050(1)	15,610,000	17,761,995
Mobile County Board of School Commissioners
5.00%, 03/01/2028	1,030,000	1,246,084
Mobile Downtown Redevelopment Authority
0.15%, 05/01/2041(1)(2)	3,795,000	3,795,000
Montgomery Medical Clinic Board
5.00%, 03/01/2029	1,000,000	1,147,650
Selma Industrial Development Board
5.80%, 05/01/2034	2,900,000	2,903,538
Southeast Alabama Gas Supply District
0.97% (1 Month LIBOR USD + 0.85%), 06/01/2049(3)	5,365,000	5,237,796
4.00%, 06/01/2049(1)	11,010,000	12,127,625
Tuscaloosa County Industrial Development Authority
4.50%, 05/01/2032(2)	500,000	537,285
5.25%, 05/01/2044(2)	6,700,000	7,312,313
University of Alabama
4.00%, 06/01/2033	1,070,000	1,287,381
Water Works Board of the City of Birmingham
5.00%, 01/01/2023	430,000	477,696

Total Alabama		100,606,444

Alaska – 0.09%
Alaska Industrial Development & Export Authority
5.00%, 10/01/2030	1,385,000	1,782,066
City of Valdez AK
5.00%, 01/01/2021	4,000,000	4,075,120

Total Alaska		5,857,186

Arizona – 2.89%
Apache County Industrial Development Authority
4.50%, 03/01/2030	1,000,000	1,040,400
Arizona Health Facilities Authority
0.10%, 01/01/2029(1)	5,625,000	5,625,000
4.00%, 01/01/2043	24,000,000	24,400,080
5.00%, 02/01/2042	2,000,000	2,084,920

Arizona Industrial Development Authority
5.00%, 07/01/2049(2)	650,000	678,438
5.00%, 07/15/2049(2)	500,000	506,500
5.50%, 07/01/2052(2)	655,000	699,946
Chandler Industrial Development Authority
5.00%, 06/01/2049(1)	18,960,000	21,835,284
City of Glendale AZ
5.00%, 07/01/2030	1,780,000	2,143,245
City of Mesa AZ
4.00%, 07/01/2028	1,265,000	1,522,971
City of Phoenix AZ
4.00%, 07/01/2022	900,000	966,447
City of Phoenix Civic Improvement Corp.
4.00%, 07/01/2045	5,000,000	5,192,000
5.00%, 07/01/2026	1,675,000	2,025,125
5.00%, 07/01/2027	3,000,000	3,701,730
5.00%, 07/01/2028	4,440,000	5,585,032
5.00%, 07/01/2029	12,865,000	14,194,340
5.00%, 07/01/2030	1,500,000	1,651,275
5.00%, 07/01/2032	800,000	958,608
5.00%, 07/01/2036	3,000,000	3,585,210
5.00%, 07/01/2042	540,000	629,132
County of Pima AZ Sewer System Revenue
5.00%, 07/01/2022	10,000,000	10,924,700
Glendale Industrial Development Authority
4.00%, 07/01/2028	300,000	291,786
5.00%, 07/01/2033	435,000	440,633
5.00%, 07/01/2038	450,000	448,943
5.00%, 07/01/2048	915,000	875,179
Industrial Development Authority of the City of Phoenix
5.00%, 07/01/2030	700,000	759,472
5.00%, 07/01/2033	415,000	445,129
5.00%, 07/01/2034	765,000	818,152
5.00%, 07/01/2037	4,750,000	4,979,568
5.00%, 07/01/2038	1,295,000	1,366,989
5.00%, 07/01/2049	525,000	543,065
Industrial Development Authority of the County of Pima
4.75%, 06/15/2037(2)	2,250,000	2,203,763
Industrial Development Authority of the County of Yavapai
0.40%, 04/01/2029(1)	11,000,000	10,998,790
2.20%, 03/01/2028(1)	2,100,000	2,153,319
Maricopa County Industrial Development Authority
5.00%, 01/01/2046(1)	3,175,000	3,798,443
5.00%, 07/01/2047	1,000,000	1,165,120
5.00%, 01/01/2048(1)	1,000,000	1,155,130
5.00%, 01/01/2048(1)	1,300,000	1,414,686
5.75%, 01/01/2036(2)	500,000	491,950
6.00%, 01/01/2048(2)	635,000	585,451
Maricopa County Special Health Care District
5.00%, 07/01/2025	5,000,000	5,993,300
5.00%, 07/01/2026	7,000,000	8,580,740
McAllister Academic Village LLC
5.00%, 07/01/2021	200,000	209,352
Salt River Project Agricultural Improvement & Power District
5.00%, 01/01/2022	1,200,000	1,284,192
5.00%, 01/01/2024	1,600,000	1,856,224
5.00%, 01/01/2033	1,000,000	1,276,150
Salt Verde Financial Corp.
5.00%, 12/01/2032	5,020,000	6,399,747
5.00%, 12/01/2037	3,500,000	4,636,765
State of Arizona
5.00%, 10/01/2020	840,000	850,004
5.00%, 10/01/2021	740,000	784,030
5.00%, 10/01/2024	1,075,000	1,270,510
Tempe Industrial Development Authority
4.00%, 10/01/2023(2)	1,250,000	1,224,963
5.00%, 12/01/2050	500,000	461,865
5.00%, 12/01/2054	750,000	685,868

University of Arizona
5.00%, 06/01/2038	1,955,000	2,509,164
5.00%, 06/01/2039	860,000	1,100,757
Western Maricopa Education Center District No 402
5.00%, 07/01/2022	2,000,000	2,185,360
5.00%, 07/01/2024	320,000	377,514
5.00%, 07/01/2025	1,410,000	1,716,294

Total Arizona		188,288,750

Arkansas – 0.12%
Arkansas Development Finance Authority
1.20%, 03/01/2024(1)	5,000,000	5,051,450
4.50%, 09/01/2049(2)	2,900,000	2,876,539

Total Arkansas		7,927,989

California – 3.67%
Abag Finance Authority for Nonprofit Corps
5.00%, 08/01/2033	1,300,000	1,441,869
Alameda Corridor Transportation Authority
5.00%, 10/01/2036	2,500,000	2,802,525
5.00%, 10/01/2037	2,000,000	2,238,080
Alisal Union School District
5.25%, 08/01/2042	740,000	901,653
Anaheim Public Financing Authority
5.00%, 09/01/2029	1,860,000	2,323,828
Bay Area Toll Authority
1.38% (SIFMA Municipal Swap Index Yield + 1.25%), 04/01/2036(3)	1,000,000	980,130
2.10%, 04/01/2045(1)	2,790,000	2,851,045
2.85%, 04/01/2047(1)	1,000,000	1,058,250
2.95%, 04/01/2047(1)	1,170,000	1,253,164
California County Tobacco Securitization Agency
4.00%, 06/01/2034	400,000	468,084
4.00%, 06/01/2036	275,000	318,387
4.00%, 06/01/2037	275,000	317,223
4.00%, 06/01/2038	275,000	316,228
California Health Facilities Financing Authority
1.25%, 10/01/2036(1)	2,500,000	2,504,925
5.00%, 11/01/2032(1)	1,400,000	1,540,742
5.00%, 07/01/2034(1)	1,710,000	1,866,585
5.00%, 08/15/2034	125,000	150,967
5.63%, 07/01/2025	2,130,000	2,137,561
California Housing Finance
4.00%, 03/20/2033	3,473,849	3,723,515
4.25%, 01/15/2035	523,813	571,752
California Municipal Finance Authority
0.38%, 09/01/2021(1)	10,700,000	10,700,000
4.00%, 08/15/2037	1,560,000	1,663,412
4.00%, 08/15/2042	1,635,000	1,721,900
5.00%, 08/15/2029	1,000,000	1,255,180
5.00%, 12/31/2029	2,300,000	2,755,952
5.00%, 08/15/2034	1,065,000	1,302,836
5.00%, 12/31/2043	10,835,000	12,285,698
5.00%, 12/31/2047	555,000	626,700
5.00%, 05/15/2049	1,000,000	1,132,470
5.00%, 10/01/2049(2)	515,000	521,298
5.00%, 10/01/2057(2)	1,000,000	1,007,180
California Public Finance Authority
5.00%, 07/01/2027(2)	180,000	135,000
5.00%, 07/01/2047(2)	140,000	105,000
5.00%, 10/15/2047	1,775,000	1,940,199
California State Public Works Board
5.00%, 03/01/2024	2,500,000	2,912,925
5.00%, 03/01/2025	3,280,000	3,949,284
5.00%, 11/01/2037	235,000	255,593
5.00%, 09/01/2039	10,705,000	12,158,953
California Statewide Communities Development Authority
4.00%, 09/02/2029	200,000	217,314
5.00%, 10/01/2028	1,100,000	1,155,517
5.00%, 11/01/2032(2)	1,135,000	1,202,737

5.00%, 01/01/2038	750,000	882,960
5.00%, 09/02/2039	745,000	832,947
5.00%, 05/15/2040	400,000	432,452
5.00%, 11/01/2041(2)	875,000	903,114
5.00%, 04/01/2042	2,000,000	2,114,020
5.00%, 01/01/2043	1,000,000	1,157,000
5.00%, 09/02/2044	500,000	548,955
5.00%, 09/02/2044	700,000	768,537
5.00%, 09/02/2044	1,430,000	1,633,217
5.00%, 02/01/2045	1,175,000	1,116,215
5.00%, 04/01/2046(1)	4,300,000	5,720,118
5.00%, 01/01/2048	2,840,000	3,251,885
5.00%, 09/02/2049	700,000	765,142
5.25%, 12/01/2048(2)	800,000	864,144
5.25%, 12/01/2056(2)	1,000,000	1,076,010
5.38%, 11/01/2049(2)	100,000	102,139
5.50%, 12/01/2054	1,960,000	2,101,865
5.50%, 12/01/2058(2)	4,845,000	5,230,614
City of Long Beach CA Harbor Revenue
4.00%, 07/15/2021	6,000,000	6,207,240
City of Los Angeles Department of Airports
5.00%, 05/15/2033	1,265,000	1,553,850
5.00%, 05/15/2040	1,095,000	1,239,014
5.25%, 05/15/2031	4,805,000	6,062,036
5.25%, 05/15/2032	3,210,000	4,023,896
County of Sacramento CA Airport System Revenue
5.00%, 07/01/2034	3,000,000	3,634,050
Cucamonga Valley Water District
5.38%, 09/01/2035	3,320,000	3,504,692
Foothill-de Anza Community College District
5.00%, 04/01/2035	250,000	290,898
5.00%, 04/01/2036	200,000	232,176
Golden State Tobacco Securitization Corp.
0.00%, 06/01/2024	1,000,000	962,450
5.00%, 06/01/2021	285,000	296,249
5.00%, 06/01/2022	400,000	431,764
5.00%, 06/01/2023	455,000	508,390
5.00%, 06/01/2024	255,000	294,372
5.00%, 06/01/2047	925,000	936,248
5.25%, 06/01/2047	2,500,000	2,542,550
5.30%, 06/01/2037	1,000,000	1,030,000
Irvine Unified School District
5.00%, 03/01/2057	800,000	907,824
Los Angeles County Public Works Financing Authority
5.00%, 12/01/2029	1,200,000	1,452,648
5.00%, 12/01/2030	2,520,000	3,046,126
Los Angeles Unified School District
4.00%, 07/01/2037	3,000,000	3,582,600
Mendocino-Lake Community College District
5.00%, 08/01/2027	1,700,000	2,050,676
5.00%, 08/01/2028	1,000,000	1,204,620
5.00%, 08/01/2029	775,000	931,868
5.00%, 08/01/2030	2,530,000	3,036,531
Metropolitan Water District of Southern California
0.38% (SIFMA Municipal Swap Index Yield + 0.25%), 07/01/2037(3)	3,000,000	3,000,000
0.38% (SIFMA Municipal Swap Index Yield + 0.25%), 07/01/2037(3)	3,000,000	3,000,000
0.38% (SIFMA Municipal Swap Index Yield + 0.25%), 07/01/2047(3)	3,000,000	3,000,000
Norman Y Mineta San Jose International Airport SJC
5.00%, 03/01/2022	1,675,000	1,778,951
5.00%, 03/01/2028	1,340,000	1,634,277
5.00%, 03/01/2030	1,700,000	2,048,721
Orange County Community Facilities District
5.25%, 08/15/2045	975,000	1,080,290
Orchard School District
0.00%, 08/01/2022	2,940,000	2,908,630
Port of Oakland
5.00%, 05/01/2026	4,450,000	4,704,540

Sacramento City Financing Authority
5.00%, 12/01/2033	875,000	1,055,635
San Diego County Regional Airport Authority
5.00%, 07/01/2030	205,000	265,764
San Francisco City & County Airport Comm-San Francisco International Airport
5.00%, 05/01/2027	3,000,000	3,199,500
5.00%, 05/01/2037	945,000	1,160,120
State of California
0.89% (1 Month LIBOR USD + 0.76%), 12/01/2031(3)	750,000	749,580
4.00%, 03/01/2025	3,500,000	4,072,600
4.00%, 03/01/2026	375,000	445,733
5.00%, 08/01/2022	1,535,000	1,685,998
5.00%, 08/01/2023	3,000,000	3,431,970
5.00%, 09/01/2026	2,000,000	2,523,100
5.00%, 08/01/2027	620,000	752,023
5.00%, 08/01/2029	935,000	1,164,449
5.00%, 09/01/2029	370,000	461,841
5.00%, 11/01/2029	3,170,000	4,087,239
5.00%, 04/01/2030	5,130,000	7,045,850
5.00%, 08/01/2030	3,500,000	4,339,895
5.00%, 08/01/2030	3,910,000	4,985,289
Tender Option Bond Trust Receipts/Certificates
0.23%, 10/01/2049(1)(2)	1,060,000	1,060,000
Tobacco Securitization Authority of Northern California
4.75%, 06/01/2023	3,910,000	3,915,943
Transbay Joint Powers Authority
5.00%, 10/01/2033	250,000	295,083
5.00%, 10/01/2034	250,000	294,560
5.00%, 10/01/2035	240,000	281,928
5.00%, 10/01/2038	600,000	694,104

Total California		239,359,376

Colorado – 2.74%
Adams 12 Five Star Schools
5.00%, 12/15/2028	2,050,000	2,588,084
Amber Creek Metropolitan District
5.00%, 12/01/2037	750,000	749,100
5.13%, 12/01/2047	1,075,000	1,047,716
Arapahoe County School District No 6 Littleton
5.50%, 12/01/2033	1,150,000	1,533,548
Belleview Station Metropolitan District No 2
5.00%, 12/01/2036	500,000	501,710
Berthoud-Heritage Metropolitan District No 1
5.63%, 12/01/2048	1,400,000	1,432,480
Brighton Crossing Metropolitan District No 4
5.00%, 12/01/2037	525,000	537,721
Broadway Station Metropolitan District No 2
5.00%, 12/01/2035	730,000	732,183
5.13%, 12/01/2048	1,450,000	1,424,784
Canyons Metropolitan District No 5
6.00%, 12/01/2037	500,000	514,600
City & County of Denver CO
5.00%, 10/01/2032	9,405,000	9,455,129
City & County of Denver CO Airport System Revenue
4.00%, 11/15/2023	4,465,000	4,896,006
5.00%, 11/15/2029	3,105,000	3,825,422
5.00%, 12/01/2031	7,045,000	8,725,021
5.00%, 12/01/2032	385,000	473,400
5.00%, 12/01/2035	5,520,000	6,707,849
Colorado Health Facilities Authority
0.00%, 07/15/2022	980,000	969,494
1.37% (1 Month LIBOR USD + 1.25%), 10/01/2039(3)	2,000,000	1,983,520
2.80%, 05/15/2042(1)	3,800,000	3,975,408
4.00%, 11/01/2039	3,775,000	4,187,381
5.00%, 12/01/2022	1,855,000	1,958,472
5.00%, 11/01/2023	1,350,000	1,520,681
5.00%, 11/01/2024	1,125,000	1,301,805
5.00%, 11/01/2025	1,715,000	2,034,419
5.00%, 11/01/2026	1,330,000	1,605,111
5.00%, 01/01/2031	100,000	100,860

5.00%, 11/15/2036(1)	6,770,000	7,760,857
5.00%, 01/01/2037	250,000	243,697
5.00%, 10/01/2038(1)	630,000	664,064
5.00%, 02/01/2041	500,000	513,590
5.00%, 08/01/2044	2,200,000	2,582,514
5.00%, 09/01/2046	1,000,000	1,122,900
5.00%, 08/01/2049(1)	3,830,000	4,505,344
5.00%, 11/15/2049(1)	2,585,000	3,184,772
5.25%, 02/01/2031	2,250,000	2,314,417
5.25%, 05/15/2037	475,000	481,802
5.25%, 01/01/2040	540,000	603,434
6.13%, 12/01/2045(2)	375,000	381,615
6.25%, 12/01/2050(2)	205,000	208,840
Colorado High Performance Transportation Enterprise
5.00%, 12/31/2047	645,000	690,305
5.00%, 12/31/2051	2,150,000	2,295,813
5.00%, 12/31/2056	4,790,000	5,096,847
Colorado Housing & Finance Authority
4.25%, 11/01/2049	565,000	630,551
4.25%, 11/01/2049	1,105,000	1,231,500
Colorado International Center Metropolitan District No 14
5.88%, 12/01/2046	635,000	658,089
Copperleaf Metropolitan District No 4
5.00%, 12/01/2039	775,000	773,535
5.00%, 12/01/2049	1,500,000	1,455,270
Cornerstar Metropolitan District
5.13%, 12/01/2037	500,000	503,030
Cottonwood Highlands Metropolitan District No 1
5.00%, 12/01/2049	900,000	891,738
County of El Paso CO
4.00%, 12/01/2033	800,000	965,456
4.00%, 12/01/2035	910,000	1,084,738
5.00%, 12/01/2031	600,000	793,152
Denver City & County School District No 1
5.25%, 12/01/2038	3,595,000	3,698,716
Denver Convention Center Hotel Authority
5.00%, 12/01/2022	4,950,000	5,210,667
Denver Gateway Center Metropolitan District
5.50%, 12/01/2038	1,360,000	1,381,189
5.63%, 12/01/2048	2,130,000	2,163,654
Denver Health & Hospital Authority
5.00%, 12/01/2048	1,800,000	2,028,096
Denver International Business Center Metropolitan District No 1
6.00%, 12/01/2048	500,000	506,020
Denver Urban Renewal Authority
5.25%, 12/01/2039(2)	1,000,000	1,005,360
E-470 Public Highway Authority
0.00%, 09/01/2020	730,000	729,328
1.17% (1 Month LIBOR USD + 1.05%), 09/01/2039(3)	275,000	275,085
5.00%, 09/01/2040	5,165,000	5,869,919
Eagle County Airport Terminal Corp.
5.00%, 05/01/2033	2,000,000	2,271,340
Mesa County Valley School District No 51 Grand Junction CO
5.25%, 12/01/2033	2,000,000	2,613,900
Mirabelle Metropolitan District No 2
5.00%, 12/01/2039	700,000	699,951
Painted Prairie Metropolitan District No 2
5.25%, 12/01/2048	500,000	504,190
Park Creek Metropolitan District
5.00%, 12/01/2045	1,775,000	2,032,641
Rampart Range Metropolitan District No 1
5.00%, 12/01/2047	650,000	777,433
Regional Transportation District
5.00%, 06/01/2031	1,315,000	1,710,473
Serenity Ridge Metropolitan District No 2
5.13%, 12/01/2037	1,290,000	1,312,149
Sierra Ridge Metropolitan District No 2
4.50%, 12/01/2031	750,000	753,548
5.50%, 12/01/2046	1,500,000	1,529,580

Solaris Metropolitan District No 3
5.00%, 12/01/2036	850,000	865,785
5.00%, 12/01/2046	1,880,000	1,904,421
Southglenn Metropolitan District
5.00%, 12/01/2046	500,000	500,565
Southlands Metropolitan District No 1
3.00%, 12/01/2022	232,000	231,998
3.50%, 12/01/2027	500,000	502,580
St Vrain Lakes Metropolitan District No 2
5.00%, 12/01/2037	500,000	504,245
STC Metropolitan District No 2
3.00%, 12/01/2025	555,000	531,096
5.00%, 12/01/2038	500,000	502,130
University of Colorado
2.00%, 06/01/2054(1)	11,455,000	11,981,014
5.00%, 06/01/2047	500,000	631,950
University of Colorado Hospital Authority
5.00%, 11/15/2038(1)	1,020,000	1,067,930
5.00%, 11/15/2047(1)	9,495,000	11,036,323
Vauxmont Metropolitan District
5.00%, 12/15/2021	100,000	105,855
5.00%, 12/01/2024	200,000	229,876
5.00%, 12/15/2024	135,000	156,970
5.00%, 12/01/2025	180,000	211,417
5.00%, 12/15/2025	85,000	100,590
5.00%, 12/01/2026	195,000	233,842
5.00%, 12/01/2027	205,000	250,162
5.00%, 12/01/2028	210,000	261,192
5.00%, 12/15/2028	130,000	152,425
5.00%, 12/01/2029	210,000	265,425
5.00%, 12/15/2029	5,000	5,845
5.00%, 12/15/2030	500,000	582,580
5.00%, 12/01/2031	230,000	286,943
5.00%, 12/01/2032	250,000	309,718
5.00%, 12/01/2035	100,000	122,318
Willow Bend Metropolitan District
5.00%, 12/01/2039	600,000	604,632
5.00%, 12/01/2049	1,000,000	999,930

Total Colorado		178,632,770

Connecticut – 2.66%
City of Bridgeport CT
4.00%, 06/01/2037	2,460,000	2,652,372
5.00%, 09/15/2029	2,600,000	3,300,024
5.00%, 09/15/2030	2,250,000	2,838,127
5.00%, 06/01/2033	1,985,000	2,383,588
City of Hartford CT
5.00%, 07/15/2021	3,300,000	3,440,976
5.00%, 07/15/2022	2,250,000	2,431,418
5.00%, 07/15/2023	2,000,000	2,239,460
5.00%, 07/15/2026	2,430,000	2,860,134
City of New Britain CT
5.00%, 03/01/2027	1,260,000	1,572,782
5.00%, 03/01/2028	1,490,000	1,860,027
5.00%, 03/01/2033	1,900,000	2,309,507
City of New Haven CT
5.00%, 08/15/2023	900,000	1,029,114
5.00%, 08/15/2029	2,000,000	2,305,460
5.00%, 08/15/2031	1,000,000	1,142,910
5.25%, 08/01/2023	1,115,000	1,229,734
City of West Haven CT
5.00%, 08/01/2021	2,495,000	2,605,005
Connecticut Housing Finance Authority
2.25%, 11/15/2023	1,250,000	1,300,575
3.40%, 11/15/2042	815,000	825,114
Connecticut State Health & Educational Facilities Authority
0.55%, 07/01/2037(1)	4,500,000	4,506,435
1.10%, 07/01/2048(1)	9,000,000	9,158,490

1.80%, 07/01/2049(1)	2,005,000	2,079,265
1.80%, 07/01/2049(1)	5,280,000	5,325,408
2.00%, 07/01/2042(1)	4,370,000	4,668,821
2.05%, 07/01/2035(1)	6,570,000	6,682,413
4.00%, 07/01/2021(2)	875,000	893,594
4.00%, 07/01/2022(2)	1,010,000	1,052,531
4.00%, 07/01/2044	710,000	709,539
4.00%, 07/01/2046	880,000	903,980
4.00%, 07/01/2049	645,000	637,866
5.00%, 11/01/2023	695,000	779,714
5.00%, 11/01/2024	475,000	547,917
5.00%, 07/01/2025(2)	435,000	495,143
5.00%, 06/01/2027	200,000	249,178
5.00%, 06/01/2028	400,000	507,388
5.00%, 11/01/2028	1,245,000	1,559,599
5.00%, 06/01/2029	250,000	322,075
5.00%, 07/01/2029(2)	440,000	532,734
5.00%, 07/01/2029	1,000,000	1,232,880
5.00%, 06/01/2031	600,000	776,166
5.00%, 07/01/2032	2,000,000	2,486,400
5.00%, 07/01/2043	1,750,000	1,691,970
5.00%, 07/01/2049(2)	1,550,000	1,764,644
5.00%, 07/01/2053(1)	2,625,000	3,259,331
5.00%, 07/01/2053(1)	3,445,000	4,069,234
Mohegan Tribe of Indians of Connecticut
5.25%, 02/01/2022(2)	955,000	969,898
State of Connecticut
5.00%, 09/01/2022	5,725,000	6,277,462
5.00%, 11/01/2022	315,000	333,667
5.00%, 04/15/2023	3,200,000	3,585,088
5.00%, 01/15/2026	850,000	1,030,566
5.00%, 04/15/2026	1,500,000	1,829,610
5.00%, 06/15/2027	1,680,000	1,997,066
5.00%, 09/15/2027	1,000,000	1,254,390
5.00%, 03/01/2029	1,500,000	1,705,350
5.00%, 04/15/2030	565,000	721,454
5.00%, 06/15/2032	710,000	830,011
5.00%, 11/15/2032	200,000	236,144
5.00%, 04/15/2034	645,000	805,134
5.00%, 04/15/2035	225,000	279,747
State of Connecticut Special Tax Revenue
4.00%, 05/01/2036	3,260,000	3,751,412
5.00%, 09/01/2023	900,000	1,020,645
5.00%, 05/01/2030	2,000,000	2,630,920
5.00%, 10/01/2031	26,000,000	29,239,080
5.00%, 05/01/2033	3,000,000	3,863,520
5.00%, 01/01/2038	4,400,000	5,307,324
Town of Hamden CT
5.00%, 08/15/2026	500,000	579,435
5.00%, 08/15/2026	1,335,000	1,623,854
5.00%, 01/01/2040	1,875,000	1,746,750
University of Connecticut
5.00%, 11/01/2028	1,290,000	1,664,539
5.25%, 11/15/2034	3,705,000	4,698,644

Total Connecticut		173,200,752

Delaware – 0.33%
County of Kent DE
5.00%, 07/01/2040	645,000	616,723
5.00%, 07/01/2048	2,305,000	2,141,322
County of Sussex DE
5.00%, 01/01/2036	2,425,000	2,459,896
Delaware State Economic Development Authority
1.05%, 01/01/2031(1)	4,630,000	4,651,344
4.00%, 09/01/2030	180,000	205,344
5.00%, 09/01/2036	1,225,000	1,372,429
5.00%, 08/01/2039	715,000	790,125
5.00%, 09/01/2040	250,000	293,312
5.00%, 09/01/2046	700,000	770,623

5.00%, 11/15/2048	2,000,000	2,238,480
5.00%, 08/01/2049	900,000	977,454
5.00%, 09/01/2050	250,000	287,980
5.00%, 08/01/2054	835,000	903,787
5.40%, 02/01/2031	500,000	501,425
Delaware State Health Facilities Authority
5.00%, 06/01/2037	1,385,000	1,608,761
5.00%, 06/01/2043	1,000,000	1,131,330
5.00%, 06/01/2048	500,000	558,640

Total Delaware		21,508,975

District of Columbia – 1.68%
District of Columbia
5.00%, 10/01/2022	3,730,000	4,125,604
5.00%, 03/01/2024	400,000	467,660
5.00%, 10/01/2029	5,000,000	6,797,150
5.00%, 12/01/2033	5,000,000	6,535,100
5.00%, 06/01/2034	1,000,000	1,182,630
5.00%, 06/01/2034	2,100,000	2,619,939
5.00%, 06/01/2035	3,000,000	3,449,430
5.00%, 12/01/2036	670,000	708,545
5.00%, 07/01/2042	730,000	663,840
5.00%, 06/01/2046	3,370,000	3,645,093
5.00%, 07/01/2052	915,000	805,447
District of Columbia Housing Finance Agency
0.70%, 06/01/2024(1)	10,000,000	9,991,300
2.45%, 11/01/2021(1)	13,750,000	13,829,887
District of Columbia Tobacco Settlement Financing Corp.
0.00%, 06/15/2046	2,000,000	237,660
0.00%, 06/15/2046	5,000,000	1,011,000
District of Columbia Water & Sewer Authority
1.75%, 10/01/2054(1)	9,340,000	9,659,521
Metropolitan Washington Airports Authority
5.00%, 10/01/2022	1,000,000	1,096,570
5.00%, 10/01/2023	850,000	961,716
5.00%, 10/01/2024	1,325,000	1,545,957
5.00%, 10/01/2024	1,500,000	1,762,470
5.00%, 10/01/2025	1,185,000	1,433,139
5.00%, 10/01/2027	500,000	626,690
5.00%, 10/01/2030	1,735,000	1,872,533
5.00%, 10/01/2030	5,250,000	6,472,830
5.00%, 10/01/2031	5,335,000	6,693,238
5.00%, 10/01/2037	1,000,000	1,198,300
Metropolitan Washington Airports Authority Dulles Toll Road Revenue
0.00%, 10/01/2037	1,000,000	599,170
4.00%, 10/01/2038	415,000	456,346
5.00%, 10/01/2033	1,250,000	1,519,675
5.00%, 10/01/2034	1,500,000	1,817,730
5.00%, 10/01/2053	4,890,000	5,075,820
6.50%, 10/01/2041	2,000,000	2,467,880
Tender Option Bond Trust Receipts/Certificates
0.38%, 07/01/2042(1)(2)	1,765,000	1,765,000
Washington Convention & Sports Authority
5.00%, 10/01/2023	1,330,000	1,419,536
5.00%, 10/01/2024	1,030,000	1,115,758
Washington Metropolitan Area Transit Authority
5.00%, 07/01/2032	3,250,000	3,999,353

Total District of Columbia		109,629,517

Florida – 7.08%
Alachua County Health Facilities Authority
4.00%, 12/01/2049	5,000,000	5,453,450
5.00%, 12/01/2036	1,000,000	1,119,520
5.00%, 12/01/2044	3,350,000	3,694,279
6.00%, 11/15/2034	35,000	29,212
6.38%, 11/15/2049	300,000	235,692
Alachua County School Board
5.00%, 07/01/2021	1,000,000	1,046,350
5.00%, 07/01/2027	1,155,000	1,441,706
5.00%, 07/01/2030	2,140,000	2,815,641

Brevard County Health Facilities Authority
5.00%, 04/01/2039	1,335,000	1,471,290
Celebration Pointe Community Development District
4.00%, 05/01/2022(2)	170,000	172,105
Central Florida Expressway Authority
5.00%, 07/01/2035	5,000,000	6,163,650
Citizens Property Insurance Corp.
5.00%, 06/01/2021	355,000	368,912
5.00%, 06/01/2022	2,150,000	2,320,301
City of Jacksonville FL
5.00%, 08/15/2028	3,045,000	3,879,300
5.00%, 08/15/2029	2,500,000	3,247,225
5.00%, 08/15/2030	1,700,000	2,191,181
5.00%, 08/15/2031	2,250,000	2,881,642
5.00%, 08/15/2032	1,200,000	1,525,680
5.00%, 08/15/2033	1,200,000	1,516,860
5.00%, 06/01/2053(2)	1,015,000	948,355
City of Miami Gardens FL
5.00%, 07/01/2034	1,725,000	1,941,436
City of Orlando FL
5.00%, 10/01/2031	1,120,000	1,472,654
5.00%, 10/01/2032	1,300,000	1,612,429
5.00%, 10/01/2032	1,680,000	2,188,234
5.00%, 10/01/2035	1,200,000	1,535,736
5.00%, 10/01/2036	1,000,000	1,275,020
City of Orlando FL Tourist Development Tax Revenue
5.00%, 11/01/2029	2,000,000	2,407,100
City Of South Miami Health Facilities Authority, Inc.
5.00%, 08/15/2023	250,000	280,603
5.00%, 08/15/2024	400,000	462,848
5.00%, 08/15/2025	700,000	826,392
City of Tallahassee FL
5.00%, 12/01/2026	1,380,000	1,592,727
City of Tampa FL
0.00%, 09/01/2036	800,000	465,808
0.00%, 09/01/2037	800,000	444,944
5.00%, 04/01/2040	1,115,000	1,243,593
County of Broward FL
5.00%, 04/01/2028	560,000	620,166
County of Broward FL Airport System Revenue
5.00%, 10/01/2022	1,185,000	1,289,410
5.00%, 10/01/2022	1,500,000	1,638,840
5.00%, 10/01/2023	3,620,000	4,069,749
5.00%, 10/01/2025	2,125,000	2,520,781
5.00%, 10/01/2026	1,000,000	1,212,660
5.00%, 10/01/2026	2,915,000	3,534,904
5.00%, 10/01/2027	1,650,000	2,041,066
5.00%, 10/01/2027	3,500,000	4,329,535
5.00%, 10/01/2028	1,500,000	1,888,035
5.00%, 10/01/2029	500,000	582,085
5.00%, 10/01/2029	1,150,000	1,468,504
5.00%, 10/01/2030	405,000	490,994
5.00%, 10/01/2031	1,525,000	1,915,186
5.00%, 10/01/2036	1,350,000	1,652,076
5.00%, 10/01/2036	1,500,000	1,768,920
5.00%, 10/01/2040	10,000,000	11,303,500
5.00%, 10/01/2042	110,000	121,570
County of Broward FL Port Facilities Revenue
4.00%, 09/01/2037	11,250,000	12,202,762
5.00%, 09/01/2030	310,000	384,924
5.00%, 09/01/2030	1,780,000	2,190,183
5.00%, 09/01/2032	265,000	324,585
5.00%, 09/01/2034	1,925,000	2,316,295
5.00%, 09/01/2035	2,000,000	2,395,980
County of Clay FL Sales Surtax Revenue
5.00%, 10/01/2026	1,170,000	1,467,297
5.00%, 10/01/2030	1,680,000	2,227,663
5.00%, 10/01/2031	1,375,000	1,802,790
5.00%, 10/01/2035	1,805,000	2,300,888

County of Hillsborough FL Community Investment Tax Revenue
5.00%, 11/01/2025	1,800,000	2,175,408
County of Lee FL Solid Waste System Revenue
5.00%, 10/01/2025	3,045,000	3,578,332
County of Miami-Dade FL
5.00%, 07/01/2023	1,000,000	1,138,400
5.00%, 07/01/2023	7,135,000	8,122,484
5.00%, 10/01/2024	1,785,000	2,072,974
County of Miami-Dade FL Aviation Revenue
5.00%, 10/01/2020	1,000,000	1,009,660
5.00%, 10/01/2021	690,000	723,141
5.00%, 10/01/2022	485,000	489,792
5.00%, 10/01/2029	200,000	225,690
5.00%, 10/01/2031	3,000,000	3,290,640
5.00%, 10/01/2031	7,500,000	8,401,425
5.00%, 10/01/2033	2,000,000	2,225,720
5.00%, 10/01/2034	5,520,000	6,133,493
5.00%, 10/01/2035	1,000,000	1,108,140
5.00%, 10/01/2037	2,990,000	3,336,451
County of Miami-Dade FL Transit System
4.00%, 07/01/2036	1,755,000	1,943,136
County of Miami-Dade FL Water & Sewer System Revenue
0.16%, 10/01/2033(1)(2)	2,000,000	2,000,000
5.00%, 10/01/2031	4,000,000	4,778,640
5.00%, 10/01/2032	1,275,000	1,521,764
County of Miami-Dade Seaport Department
6.00%, 10/01/2038	7,000,000	7,903,000
6.25%, 10/01/2038	2,000,000	2,260,840
County of Palm Beach FL
5.00%, 05/01/2029	1,915,000	2,359,012
County of St Lucie FL
0.13%, 05/01/2024(1)	2,500,000	2,500,000
0.13%, 09/01/2028(1)	5,000,000	5,000,000
Crossings At Fleming Island Community Development District
4.50%, 05/01/2030	190,000	195,641
Escambia County Health Facilities Authority
4.00%, 08/15/2045	1,305,000	1,396,350
Esplanade Lake Club Community Development District
3.25%, 11/01/2025	250,000	250,075
3.25%, 11/01/2025	250,000	251,870
Florida Development Finance Corp.
5.00%, 04/01/2028	315,000	387,689
5.00%, 04/01/2029	250,000	311,562
5.00%, 05/01/2029(2)	2,625,000	2,793,315
5.00%, 02/15/2031	750,000	816,967
5.00%, 02/15/2038	600,000	647,826
5.00%, 02/15/2048	1,600,000	1,718,016
Florida Higher Educational Facilities Financial Authority
5.00%, 10/01/2029	1,000,000	1,146,910
5.00%, 10/01/2033	1,000,000	1,120,920
5.00%, 06/01/2048(2)	2,310,000	2,183,805
Florida Housing Finance Corp.
3.50%, 07/01/2051	2,750,000	3,041,665
Florida Municipal Power Agency
5.00%, 10/01/2025	3,475,000	4,186,819
Greater Orlando Aviation Authority
5.00%, 10/01/2022	1,000,000	1,090,690
5.00%, 10/01/2024	8,935,000	10,400,697
5.00%, 10/01/2030	1,000,000	1,218,380
5.00%, 10/01/2031	2,000,000	2,331,620
5.00%, 10/01/2033	2,020,000	2,337,342
5.00%, 10/01/2033	6,705,000	8,385,139
Halifax Hospital Medical Center
5.00%, 06/01/2036	3,000,000	3,439,320
Harbor Bay Community Development District
3.10%, 05/01/2024	95,000	95,798
3.10%, 05/01/2024	400,000	403,332
3.10%, 05/01/2024	455,000	458,817

Hernando County School District
5.00%, 07/01/2024	805,000	944,788
Hillsborough County Aviation Authority
5.00%, 10/01/2032	375,000	466,736
5.00%, 10/01/2033	465,000	575,912
5.00%, 10/01/2034	2,150,000	2,654,949
5.00%, 10/01/2035	2,275,000	2,797,977
5.00%, 10/01/2036	2,650,000	3,247,151
5.00%, 10/01/2040	12,500,000	13,980,750
Hillsborough County Port District
5.00%, 06/01/2038	900,000	1,046,700
Hillsborough County School Board
5.00%, 07/01/2029	1,795,000	2,376,257
JEA Electric System Revenue
5.00%, 10/01/2026	1,120,000	1,377,734
JEA Water & Sewer System Revenue
0.18%, 10/01/2036(1)	530,000	530,000
Lakewood Ranch Stewardship District
3.13%, 05/01/2025	315,000	313,803
3.40%, 05/01/2030	370,000	366,252
3.50%, 05/01/2024	120,000	120,985
4.00%, 05/01/2022	260,000	263,557
4.00%, 05/01/2040	600,000	596,718
4.00%, 05/01/2050	1,000,000	967,770
4.35%, 05/01/2024	1,275,000	1,300,704
4.55%, 05/01/2024(2)	775,000	790,539
Lee County Industrial Development Authority
5.00%, 11/15/2039	1,850,000	1,965,052
5.63%, 12/01/2037(2)	250,000	227,863
5.75%, 12/01/2052(2)	750,000	659,730
Lee County School Board
5.00%, 08/01/2028	3,275,000	4,250,197
Lee Memorial Health System
5.00%, 04/01/2033(1)	2,850,000	3,278,982
5.00%, 04/01/2035	6,575,000	7,963,903
5.00%, 04/01/2037	2,060,000	2,476,429
LT Ranch Community Development District
3.00%, 05/01/2025	835,000	827,560
Manatee County School District
5.00%, 10/01/2025	520,000	621,811
Marion County School Board
5.00%, 06/01/2026	1,455,000	1,733,763
Martin County Health Facilities Authority
5.00%, 11/15/2023	800,000	921,000
Miami-Dade County Educational Facilities Authority
5.00%, 04/01/2040	2,855,000	3,153,233
5.00%, 04/01/2045	1,010,000	1,107,960
Miami-Dade County Expressway Authority
5.00%, 07/01/2030	1,225,000	1,426,537
Miami-Dade County Health Facilities Authority
5.00%, 08/01/2025	110,000	129,747
5.00%, 08/01/2026	155,000	186,057
5.00%, 08/01/2027	345,000	420,800
5.00%, 08/01/2028	400,000	486,120
5.00%, 08/01/2029	480,000	580,958
5.00%, 08/01/2030	680,000	819,958
5.00%, 08/01/2032	750,000	891,773
Miami-Dade County Industrial Development Authority
1.50%, 09/01/2027(1)	6,500,000	6,509,685
Monroe County School District
5.00%, 06/01/2033	540,000	666,079
5.00%, 06/01/2035	500,000	612,770
Orange County Convention Center
5.00%, 10/01/2023	1,510,000	1,670,045
Orange County Health Facilities Authority
0.13%, 01/01/2037(1)	900,000	900,000
5.00%, 10/01/2039	750,000	874,950

Orange County School Board
5.00%, 08/01/2029	1,000,000	1,211,270
Palm Beach County Health Facilities Authority
5.00%, 12/01/2023	50,000	57,754
5.00%, 05/15/2024	615,000	643,776
5.00%, 12/01/2024	105,000	125,856
7.50%, 06/01/2049	100,000	106,341
7.50%, 06/01/2049	1,875,000	1,994,456
Palm Beach County School District
5.00%, 08/01/2023	500,000	569,015
5.00%, 08/01/2024	220,000	259,789
5.00%, 08/01/2026	1,065,000	1,335,297
5.00%, 08/01/2026	3,750,000	4,701,750
5.00%, 08/01/2030	4,520,000	5,412,519
5.00%, 08/01/2032	3,000,000	3,572,700
Pasco County School Board
5.00%, 08/01/2030	450,000	596,768
5.00%, 08/01/2033	1,000,000	1,306,710
Pinellas County Industrial Development Authority
5.00%, 07/01/2039	375,000	415,958
Portico Community Development District
2.80%, 05/01/2025	1,000,000	985,690
Rib Floater Trust Various States
0.48%, 10/01/2054(1)(2)	6,700,000	6,700,000
Sarasota County Health Facilities Authority
5.00%, 01/01/2042	750,000	760,373
5.00%, 01/01/2047	875,000	884,669
School Board of Miami-Dade County
5.00%, 05/01/2025	3,000,000	3,616,860
5.00%, 05/01/2026	1,000,000	1,196,140
5.00%, 05/01/2028	2,785,000	3,310,892
5.00%, 02/01/2030	500,000	603,260
5.00%, 05/01/2031(1)	5,000,000	5,810,500
5.00%, 05/01/2031	5,000,000	5,936,350
School District of Broward County
5.00%, 07/01/2022	1,000,000	1,081,530
5.00%, 07/01/2028	1,500,000	1,870,320
5.00%, 07/01/2029	2,545,000	3,166,438
5.00%, 07/01/2030	3,955,000	5,238,042
5.00%, 07/01/2030	5,500,000	6,448,640
5.00%, 07/01/2033	5,000,000	6,401,800
Seminole County Industrial Development Authority
3.75%, 11/15/2025	2,690,000	2,468,855
St Johns County School Board
5.00%, 07/01/2029	1,250,000	1,648,538
5.00%, 07/01/2030	1,500,000	1,958,760
5.00%, 07/01/2031	1,000,000	1,297,820
State of Florida
5.00%, 06/01/2023	2,425,000	2,755,382
5.00%, 06/01/2024	2,415,000	2,848,009
5.00%, 07/01/2024	2,460,000	2,902,136
State of Florida Lottery Revenue
5.00%, 07/01/2024	1,400,000	1,656,508
5.00%, 07/01/2024	4,000,000	4,732,880
Sunshine Skyway Bridge
4.00%, 07/01/2037	2,355,000	2,772,447
Tampa Bay Water
5.50%, 10/01/2022	1,000,000	1,116,060
Tender Option Bond Trust Receipts/Certificates
0.28%, 01/01/2028(1)(2)	6,300,000	6,300,000
0.46%, 10/01/2023(1)(2)	2,700,000	2,700,000
Tolomato Community Development District
2.00%, 05/01/2021	580,000	586,519
2.00%, 05/01/2022	605,000	619,502
2.00%, 05/01/2023	1,250,000	1,295,575
2.00%, 05/01/2024	1,300,000	1,357,564
2.10%, 05/01/2025	1,345,000	1,416,083
3.50%, 05/01/2024	465,000	471,240

Town of Davie FL
5.00%, 04/01/2048	1,440,000	1,648,080
Village Community Development District No 13
3.00%, 05/01/2029	1,000,000	999,490
3.38%, 05/01/2034	1,000,000	999,420
Volusia County Educational Facility Authority
4.00%, 10/15/2037	740,000	819,580
5.00%, 10/15/2044	390,000	459,319
5.00%, 10/15/2049	730,000	855,268
Volusia County School Board
5.00%, 08/01/2024	2,100,000	2,445,534
West Villages Improvement District
4.00%, 05/01/2024	400,000	407,148
Westside Community Development District
3.50%, 05/01/2024(2)	470,000	471,476

Total Florida		461,654,830

Georgia – 2.69%
Atlanta Development Authority
6.75%, 01/01/2035	2,200,000	1,823,580
7.00%, 01/01/2040	985,000	816,171
Augusta GA Airport Revenue
5.00%, 01/01/2027	370,000	401,572
Bartow County Development Authority
1.55%, 08/01/2043(1)	3,000,000	3,003,840
Brookhaven Development Authority
5.00%, 07/01/2025	1,400,000	1,681,918
5.00%, 07/01/2031	650,000	842,309
5.00%, 07/01/2032	1,000,000	1,282,440
5.00%, 07/01/2033	1,135,000	1,443,379
5.00%, 07/01/2037	1,800,000	2,237,256
Burke County Development Authority
2.25%, 10/01/2032(1)	2,800,000	2,858,548
2.93%, 11/01/2053(1)	2,940,000	3,081,091
3.25%, 11/01/2045(1)	3,000,000	3,205,110
City of Atlanta GA Water & Wastewater Revenue
5.00%, 11/01/2040	14,595,000	17,036,743
City of East Point GA
5.00%, 08/01/2020	415,000	416,457
5.00%, 08/01/2021	250,000	261,605
Cobb County Kennestone Hospital Authority
5.00%, 04/01/2047	1,150,000	1,289,644
Columbus Medical Center Hospital Authority
5.00%, 07/01/2054(1)	2,700,000	3,259,629
5.00%, 07/01/2054(1)	3,330,000	4,017,745
DeKalb County Hospital Authority
6.13%, 09/01/2040	550,000	555,225
DeKalb Private Hospital Authority
5.00%, 07/01/2027	1,235,000	1,556,631
Development Authority for Fulton County
5.00%, 04/01/2023	300,000	331,713
5.00%, 06/15/2044	580,000	712,750
5.00%, 04/01/2047	1,750,000	1,962,502
Development Authority of Burke County
1.70%, 12/01/2049(1)	2,400,000	2,410,440
Development Authority of Monroe County
0.17%, 09/01/2037(1)	3,000,000	3,000,000
Development Authority Of The City Of Marietta
5.00%, 11/01/2037(2)	625,000	640,369
5.00%, 11/01/2047(2)	500,000	503,015
Fayette County Hospital Authority
5.00%, 07/01/2054(1)	1,300,000	1,489,605
Fulton County Residential Care Facilities for the Elderly Authority
5.00%, 04/01/2047(2)	700,000	660,555
5.00%, 04/01/2054(2)	550,000	510,345
Gainesville & Hall County Hospital Authority
5.50%, 02/15/2042	650,000	793,500
Griffin-Spalding County Hospital Authority
3.00%, 04/01/2027	635,000	688,683

LaGrange-Troup County Hospital Authority
5.00%, 04/01/2024	500,000	570,270
Macon-Bibb County Urban Development Authority
5.75%, 06/15/2037(2)	1,000,000	1,018,870
Main Street Natural Gas, Inc.
0.87% (1 Month LIBOR USD + 0.75%), 04/01/2048(3)	6,400,000	6,345,344
0.95% (1 Month LIBOR USD + 0.83%), 08/01/2048(3)	1,700,000	1,687,828
4.00%, 04/01/2048(1)	3,600,000	3,918,528
4.00%, 08/01/2048(1)	7,975,000	8,727,361
4.00%, 08/01/2049(1)	17,670,000	19,940,418
4.00%, 03/01/2050(1)	20,000,000	22,963,400
5.00%, 05/15/2027	3,000,000	3,574,920
5.00%, 05/15/2028	2,500,000	3,025,000
5.00%, 05/15/2043	4,520,000	5,255,540
Monroe County Development Authority
2.35%, 10/01/2048(1)	500,000	503,895
Municipal Electric Authority of Georgia
5.00%, 01/01/2024	830,000	934,190
5.00%, 01/01/2025	350,000	404,649
5.00%, 01/01/2025	900,000	1,040,526
5.00%, 01/01/2026	300,000	354,927
5.00%, 01/01/2026	320,000	378,589
5.00%, 01/01/2027	300,000	362,304
5.00%, 01/01/2028	25,000	30,816
5.00%, 01/01/2028	750,000	924,488
5.00%, 01/01/2030	1,000,000	1,236,180
5.00%, 01/01/2031	685,000	851,181
5.00%, 01/01/2049	3,610,000	4,210,271
Private Colleges & Universities Authority
4.00%, 09/01/2037	8,350,000	10,067,512
4.00%, 09/01/2038	4,665,000	5,600,939
5.00%, 09/01/2025	1,810,000	2,229,468
5.00%, 04/01/2027	1,900,000	2,137,709
5.00%, 04/01/2044	1,000,000	1,088,280
Savannah Economic Development Authority
7.25%, 01/01/2049	120,000	128,051
State of Georgia
5.00%, 07/01/2023	1,000,000	1,140,980

Total Georgia		175,426,804

Guam – 0.06%
Guam Government Waterworks Authority
5.00%, 07/01/2035	1,550,000	1,706,938
Territory of Guam
5.00%, 11/15/2031	2,410,000	2,509,316

Total Guam		4,216,254

Hawaii – 0.64%
City & County of Honolulu HI
5.00%, 09/01/2024	1,275,000	1,508,631
5.00%, 10/01/2029	2,000,000	2,422,240
State of Hawaii
5.00%, 08/01/2023	1,925,000	2,195,790
5.00%, 01/01/2030	2,330,000	3,068,773
5.00%, 01/01/2032	12,800,000	16,651,520
5.00%, 01/01/2033	9,500,000	12,278,655
State of Hawaii Airports System Revenue
5.00%, 07/01/2031	1,275,000	1,572,674
5.00%, 07/01/2032	1,500,000	1,836,675

Total Hawaii		41,534,958

Idaho – 0.06%
Idaho Health Facilities Authority
5.00%, 03/01/2034	3,155,000	3,492,270
Idaho Housing & Finance Association
4.00%, 01/01/2050	280,000	309,534

Total Idaho		3,801,804

Illinois – 9.06%
Champaign County Community Unit School District No 4 Champaign
0.00%, 01/01/2025	485,000	467,370

Chicago Board of Education
0.00%, 12/01/2025	265,000	226,323
0.00%, 12/01/2025	345,000	276,718
5.00%, 12/01/2021	1,000,000	1,023,890
5.00%, 12/01/2023	2,000,000	2,106,400
5.00%, 12/01/2024	130,000	138,342
5.00%, 12/01/2024	2,175,000	2,314,570
5.00%, 12/01/2025	475,000	509,152
5.00%, 12/01/2025	1,160,000	1,243,404
5.00%, 12/01/2025	2,500,000	2,838,225
5.00%, 12/01/2026	145,000	156,915
5.00%, 12/01/2026	3,660,000	3,960,742
5.00%, 12/01/2027	850,000	927,826
5.00%, 12/01/2028	310,000	340,358
5.00%, 12/01/2028	1,270,000	1,394,371
5.00%, 12/01/2029	385,000	425,102
5.00%, 12/01/2029	540,000	596,246
5.00%, 12/01/2030	2,000,000	2,204,740
5.00%, 12/01/2030	2,430,000	2,678,759
5.00%, 12/01/2031	2,185,000	2,396,115
5.00%, 12/01/2033	300,000	322,914
5.00%, 12/01/2034	250,000	284,972
5.00%, 12/01/2041	785,000	791,453
5.00%, 12/01/2042	200,000	202,758
5.00%, 12/01/2046	1,455,000	1,527,677
5.25%, 12/01/2041	3,000,000	3,034,860
6.50%, 12/01/2046	100,000	114,287
6.75%, 12/01/2030(2)	1,500,000	1,816,830
7.00%, 12/01/2046(2)	400,000	479,152
Chicago Midway International Airport
5.00%, 01/01/2021	5,000,000	5,095,150
5.00%, 01/01/2027	1,800,000	2,083,914
5.00%, 01/01/2032	2,000,000	2,186,420
5.00%, 01/01/2034	1,000,000	1,087,580
5.00%, 01/01/2041	835,000	934,674
5.00%, 01/01/2046	300,000	333,483
5.50%, 01/01/2028	5,000,000	5,455,750
Chicago O’Hare International Airport
5.00%, 01/01/2021	1,535,000	1,564,288
5.00%, 01/01/2022	520,000	549,552
5.00%, 01/01/2023	1,000,000	1,097,280
5.00%, 01/01/2024	1,865,000	2,103,888
5.00%, 01/01/2025	415,000	480,777
5.00%, 01/01/2027	385,000	465,750
5.00%, 01/01/2028	1,000,000	1,203,290
5.00%, 01/01/2030	520,000	648,066
5.00%, 01/01/2030	2,000,000	2,292,520
5.00%, 01/01/2030	3,105,000	3,530,199
5.00%, 01/01/2031	660,000	782,489
5.00%, 01/01/2031	700,000	792,946
5.00%, 01/01/2031	835,000	1,033,880
5.00%, 01/01/2032	1,140,000	1,402,485
5.00%, 01/01/2032	1,300,000	1,467,232
5.00%, 01/01/2032	11,555,000	13,148,088
5.00%, 01/01/2033	345,000	399,099
5.00%, 01/01/2033	1,200,000	1,466,844
5.00%, 01/01/2033	2,520,000	2,856,949
5.00%, 07/01/2033	550,000	635,024
5.00%, 01/01/2034	400,000	461,384
5.00%, 01/01/2035	1,285,000	1,558,808
5.00%, 01/01/2036	430,000	493,446
5.00%, 01/01/2042	500,000	573,665
5.00%, 01/01/2048	1,025,000	1,206,445
5.00%, 01/01/2053	615,000	728,062
Chicago Park District
4.00%, 01/01/2022	500,000	518,135
5.00%, 01/01/2025	500,000	507,770
5.00%, 01/01/2029	3,000,000	3,328,230
5.00%, 01/01/2036	480,000	493,594

Chicago Transit Authority
5.00%, 06/01/2022	265,000	282,898
5.00%, 06/01/2023	240,000	264,362
5.00%, 06/01/2024	200,000	226,426
5.00%, 06/01/2025	200,000	231,958
5.00%, 06/01/2026	160,000	189,304
5.00%, 06/01/2026	8,275,000	9,790,566
5.25%, 06/01/2024	2,000,000	2,069,100
City of Chicago IL
5.00%, 01/01/2022	460,000	491,841
5.00%, 01/01/2027	500,000	599,690
5.00%, 01/01/2027	2,000,000	2,173,000
5.00%, 01/01/2031	1,000,000	1,110,070
5.00%, 01/01/2035	750,000	797,797
5.00%, 01/01/2035	2,650,000	2,777,995
5.00%, 01/01/2039	1,200,000	1,294,692
5.25%, 01/01/2027	2,435,000	2,610,515
5.50%, 01/01/2035	1,000,000	1,071,100
5.75%, 01/01/2034	2,000,000	2,252,400
City of Chicago IL Motor Fuel Tax Revenue
5.00%, 01/01/2025	2,000,000	2,041,760
City of Chicago IL Wastewater Transmission Revenue
5.00%, 01/01/2023	450,000	488,191
5.00%, 01/01/2024	500,000	557,860
5.00%, 01/01/2028	3,000,000	3,149,550
5.00%, 01/01/2028	2,900,000	3,218,855
5.00%, 01/01/2029	1,300,000	1,442,467
5.00%, 01/01/2030	1,000,000	1,220,470
5.00%, 01/01/2030	1,310,000	1,494,265
5.00%, 01/01/2033	2,000,000	2,237,160
5.00%, 01/01/2039	1,000,000	1,105,040
City of Chicago IL Waterworks Revenue
4.00%, 11/01/2023	1,025,000	1,081,723
5.00%, 11/01/2020	1,030,000	1,041,917
5.00%, 11/01/2021	1,525,000	1,594,814
5.00%, 11/01/2022	1,000,000	1,079,450
5.00%, 11/01/2023	650,000	722,020
5.00%, 11/01/2024	250,000	284,755
5.00%, 11/01/2024	1,000,000	1,139,020
5.00%, 11/01/2024	1,150,000	1,309,873
5.00%, 11/01/2025	1,000,000	1,134,280
5.00%, 11/01/2026	1,000,000	1,129,330
5.00%, 11/01/2033	500,000	548,640
City of Springfield IL
5.00%, 12/01/2024	340,000	396,219
5.00%, 12/01/2025	395,000	472,175
5.00%, 12/01/2026	160,000	188,346
City of Waukegan IL
4.00%, 12/30/2024	540,000	610,394
Cook County Community College District No 508
5.25%, 12/01/2028	1,150,000	1,181,130
Cook Kane Lake & McHenry Counties Community College District No 512
5.00%, 12/01/2024	850,000	1,012,375
County of Cook IL
5.00%, 11/15/2023	3,090,000	3,517,780
5.00%, 11/15/2026	1,000,000	1,008,800
5.00%, 11/15/2026	1,450,000	1,651,260
5.00%, 11/15/2029	1,000,000	1,122,920
5.00%, 11/15/2030	500,000	558,950
5.00%, 11/15/2034	1,200,000	1,320,216
5.25%, 11/15/2022	405,000	409,475
5.25%, 11/15/2028	1,035,000	1,070,180
County of Cook IL Sales Tax Revenue
5.00%, 11/15/2029	1,085,000	1,185,341
5.00%, 11/15/2033	2,795,000	3,278,982
5.25%, 11/15/2035	3,000,000	3,555,690
County of Kankakee IL
4.00%, 12/01/2020	515,000	521,340

County of Kendall IL
5.00%, 12/15/2024	2,190,000	2,587,244
Illinois Finance Authority
1.75%, 11/15/2042(1)	1,770,000	1,784,886
2.25%, 11/15/2042(1)	500,000	514,305
3.00%, 07/01/2035	2,250,000	2,409,570
3.63%, 02/15/2032	355,000	390,181
3.75%, 02/15/2034	200,000	221,206
4.00%, 05/15/2023	35,000	38,517
4.00%, 05/15/2023	245,000	243,417
4.00%, 11/01/2030	2,500,000	2,856,550
4.00%, 09/01/2032	40,000	41,180
4.00%, 02/15/2036	800,000	895,680
4.00%, 02/15/2041	5,000	6,051
4.00%, 02/15/2041	130,000	157,327
4.13%, 08/15/2037	1,090,000	1,163,401
4.75%, 05/15/2033	125,000	140,230
4.75%, 05/15/2033	835,000	835,175
5.00%, 08/01/2021	445,000	461,625
5.00%, 02/15/2022	215,000	229,788
5.00%, 07/01/2022	1,000,000	1,092,050
5.00%, 12/01/2022	325,000	346,008
5.00%, 11/15/2023	1,680,000	1,867,488
5.00%, 12/01/2023	1,880,000	2,098,926
5.00%, 01/01/2024	250,000	282,758
5.00%, 02/15/2024	215,000	245,939
5.00%, 05/15/2024	350,000	394,377
5.00%, 02/15/2025	695,000	811,711
5.00%, 07/15/2025	230,000	276,603
5.00%, 08/01/2025	1,605,000	1,855,508
5.00%, 02/15/2026	360,000	435,380
5.00%, 02/15/2026	1,345,000	1,607,208
5.00%, 08/15/2026	1,500,000	1,821,600
5.00%, 08/15/2027	2,000,000	2,482,280
5.00%, 03/01/2028	15,000	18,211
5.00%, 05/15/2028	12,620,000	15,434,134
5.00%, 09/01/2028	500,000	574,840
5.00%, 01/01/2029	1,650,000	2,071,196
5.00%, 02/15/2029	1,445,000	1,780,052
5.00%, 10/01/2029	505,000	632,613
5.00%, 12/01/2029	340,000	395,852
5.00%, 02/15/2030	1,240,000	1,520,872
5.00%, 07/01/2030	275,000	323,540
5.00%, 07/15/2030	710,000	894,643
5.00%, 08/01/2030	870,000	1,021,337
5.00%, 09/01/2030	430,000	494,534
5.00%, 10/01/2030	565,000	698,035
5.00%, 11/15/2030	2,000,000	2,301,580
5.00%, 01/01/2031	3,545,000	4,195,791
5.00%, 02/15/2031	300,000	366,225
5.00%, 05/15/2031	5,000,000	6,087,800
5.00%, 07/01/2031	1,420,000	1,762,689
5.00%, 08/15/2031	1,525,000	1,984,681
5.00%, 05/15/2033	795,000	741,934
5.00%, 08/15/2033	250,000	315,650
5.00%, 10/01/2033	700,000	848,435
5.00%, 01/01/2034	605,000	706,434
5.00%, 02/15/2034	1,890,000	2,276,278
5.00%, 07/01/2034	300,000	347,433
5.00%, 08/15/2034	2,500,000	2,971,425
5.00%, 11/15/2034	300,000	340,872
5.00%, 11/15/2034	3,000,000	3,408,720
5.00%, 08/15/2035	100,000	111,893
5.00%, 08/15/2035	600,000	757,560
5.00%, 02/15/2036	905,000	1,083,213
5.00%, 07/01/2036	830,000	955,430
5.00%, 08/15/2036	1,000,000	1,262,600
5.00%, 10/01/2036	620,000	742,735

5.00%, 01/01/2037	2,785,000	3,276,942
5.00%, 05/15/2037	395,000	398,176
5.00%, 05/15/2037	1,050,000	1,044,025
5.00%, 08/15/2037	1,000,000	1,262,600
5.00%, 11/15/2038	3,795,000	4,276,434
5.00%, 02/15/2041	1,075,000	1,269,080
5.00%, 08/01/2042	120,000	129,143
5.00%, 01/01/2044	4,145,000	4,801,402
5.00%, 08/15/2044	200,000	218,376
5.00%, 12/01/2046	5,950,000	6,649,958
5.00%, 05/15/2047	100,000	97,824
5.00%, 08/01/2049	140,000	149,474
5.00%, 07/15/2057(1)	11,305,000	12,513,844
5.13%, 05/15/2038	1,000,000	915,050
5.25%, 08/15/2031	500,000	638,795
5.25%, 07/01/2035	20,085,000	26,142,234
5.25%, 02/15/2037	380,000	342,125
5.25%, 05/15/2047	35,000	39,762
5.25%, 05/15/2047	245,000	245,953
5.25%, 05/15/2054	1,000,000	861,070
Illinois Municipal Electric Agency
5.00%, 02/01/2022	1,280,000	1,369,933
5.00%, 02/01/2023	275,000	306,487
5.00%, 02/01/2031	470,000	550,840
Illinois Sports Facilities Authority
5.25%, 06/15/2032	1,735,000	1,892,729
Illinois State Toll Highway Authority
5.00%, 01/01/2024	935,000	1,069,275
5.00%, 01/01/2028	3,000,000	3,757,920
5.00%, 12/01/2031	235,000	277,756
5.00%, 12/01/2032	425,000	498,164
5.00%, 01/01/2034	1,300,000	1,583,907
5.00%, 01/01/2037	1,260,000	1,454,922
Illinois State University
5.00%, 04/01/2032	1,745,000	2,025,125
Kane & DeKalb Counties Community Unit School District No 302 Kaneland
5.00%, 02/01/2025	4,125,000	4,875,503
5.00%, 02/01/2026	1,930,000	2,342,557
Lake County Community Unit School District No 60 Waukegan
5.00%, 01/01/2026	1,000,000	1,157,510
5.00%, 01/01/2027	100,000	119,938
5.00%, 01/01/2027	2,100,000	2,419,536
McHenry County Community Unit School District No 12 Johnsburg
5.00%, 01/01/2026	925,000	1,058,182
McHenry County Community Unit School District No 200 Woodstock
0.00%, 01/15/2024	1,000,000	964,360
0.00%, 01/15/2025	1,000,000	948,500
0.00%, 01/15/2026	1,000,000	928,670
Metropolitan Pier & Exposition Authority
0.00%, 12/15/2023	165,000	149,937
0.00%, 06/15/2028	14,270,000	11,012,016
0.00%, 06/15/2029	2,540,000	1,881,429
0.00%, 12/15/2030	11,000,000	7,613,210
0.00%, 12/15/2034	550,000	313,363
5.00%, 12/15/2026	2,000,000	2,056,680
5.00%, 12/15/2028	1,000,000	1,091,730
5.00%, 12/15/2028	2,815,000	2,888,162
5.00%, 12/15/2032	550,000	588,935
5.00%, 06/15/2050	17,060,000	18,170,265
5.00%, 06/15/2057	3,275,000	3,436,818
Metropolitan Water Reclamation District of Greater Chicago
5.00%, 12/01/2031	5,700,000	5,990,700
5.25%, 12/01/2032	1,800,000	2,549,718
Peoria Metropolitan Airport Authority
5.00%, 12/01/2026	1,375,000	1,656,765
Peoria Public Building Commission
5.00%, 12/01/2022	1,500,000	1,656,405

Railsplitter Tobacco Settlement Authority
5.00%, 06/01/2023	2,265,000	2,501,081
5.00%, 06/01/2024	5,275,000	5,989,182
5.50%, 06/01/2023	1,240,000	1,298,801
Regional Transportation Authority
5.00%, 07/01/2020	400,000	400,000
5.00%, 07/01/2021	400,000	415,920
Sales Tax Securitization Corp.
5.00%, 01/01/2025	1,000,000	1,135,560
5.00%, 01/01/2025	4,000,000	4,542,240
5.00%, 01/01/2026	2,000,000	2,315,840
5.00%, 01/01/2029	1,000,000	1,219,350
State of Illinois
4.00%, 01/01/2023	330,000	334,389
5.00%, 11/01/2020	610,000	614,776
5.00%, 02/01/2021	6,000,000	6,081,960
5.00%, 09/01/2021	1,365,000	1,400,681
5.00%, 10/01/2021	2,000,000	2,055,720
5.00%, 11/01/2021	12,555,000	12,927,758
5.00%, 08/01/2022	3,000,000	3,172,020
5.00%, 09/01/2022	1,340,000	1,398,129
5.00%, 11/01/2022	570,000	596,442
5.00%, 02/01/2023	200,000	209,720
5.00%, 02/01/2023	235,000	246,421
5.00%, 09/01/2023	1,365,000	1,444,307
5.00%, 11/01/2023	4,160,000	4,411,930
5.00%, 06/15/2024	2,305,000	2,457,683
5.00%, 09/01/2024	1,365,000	1,460,932
5.00%, 02/01/2025	455,000	482,123
5.00%, 05/01/2025	3,050,000	3,240,991
5.00%, 06/01/2025	880,000	949,186
5.00%, 06/15/2025	4,190,000	4,456,484
5.00%, 10/01/2025	355,000	383,936
5.00%, 11/01/2025	2,040,000	2,207,627
5.00%, 11/01/2025	13,700,000	14,825,729
5.00%, 06/01/2026	125,000	135,780
5.00%, 10/01/2026	2,270,000	2,471,553
5.00%, 11/01/2026	9,230,000	10,055,624
5.00%, 02/01/2027	1,635,000	1,784,406
5.00%, 02/01/2028	1,000,000	1,081,500
5.00%, 05/01/2028	265,000	278,062
5.00%, 11/01/2028	3,000,000	3,260,460
5.00%, 02/01/2029	1,000,000	1,075,550
5.00%, 04/01/2029	605,000	632,110
5.00%, 01/01/2031	11,000,000	11,178,640
5.00%, 10/01/2031	7,300,000	7,829,323
5.00%, 05/01/2032	800,000	830,416
5.00%, 05/01/2034	2,500,000	2,590,525
5.13%, 05/01/2022	325,000	337,964
5.25%, 02/01/2029	3,720,000	3,912,138
5.25%, 02/01/2030	100,000	104,707
5.25%, 12/01/2030	11,685,000	12,693,883
5.25%, 02/01/2031	760,000	794,481
5.50%, 07/01/2024	1,000,000	1,066,200
5.50%, 05/01/2025	840,000	923,933
5.50%, 07/01/2025	400,000	425,352
5.50%, 07/01/2038	1,500,000	1,568,460
University of Illinois
4.00%, 04/01/2036	1,500,000	1,665,945
Upper Illinois River Valley Development Authority
5.25%, 12/01/2037(2)	2,005,000	2,030,684
Village of Bedford Park IL
4.00%, 12/01/2020	1,180,000	1,193,287
Village of Bolingbrook IL
4.00%, 03/01/2023	500,000	544,855
4.00%, 03/01/2025	500,000	571,840
4.00%, 03/01/2027	1,000,000	1,182,100
Village of Hillside IL
5.00%, 01/01/2024	725,000	737,970

Will County Community Unit School District No 365 Valley View
0.00%, 11/01/2025	1,520,000	1,424,194
0.00%, 11/01/2026	905,000	838,148
5.00%, 11/01/2023	420,000	479,472
5.00%, 11/01/2024	2,390,000	2,816,496
5.00%, 11/01/2026	1,800,000	2,236,104

Total Illinois		590,967,054

Indiana – 1.86%
Ball State University
5.00%, 07/01/2033	955,000	1,175,061
City of Whiting IN
5.00%, 12/01/2044(1)	19,260,000	22,768,209
5.00%, 11/01/2045(1)	3,000,000	3,250,350
5.25%, 01/01/2021	1,745,000	1,779,935
County of St Joseph IN
5.00%, 04/01/2033	1,245,000	1,490,713
Indiana Finance Authority
0.65%, 05/01/2034(1)	3,000,000	2,999,640
0.65%, 12/01/2037(1)	2,500,000	2,499,700
1.65%, 12/01/2042(1)	2,145,000	2,172,713
2.25%, 12/01/2058(1)	1,285,000	1,348,967
5.00%, 12/01/2024	3,000,000	3,593,370
5.00%, 05/01/2026	1,100,000	1,335,521
5.00%, 11/01/2026	1,200,000	1,474,212
5.00%, 05/01/2027	700,000	867,377
5.00%, 05/01/2029	685,000	887,013
5.00%, 11/01/2029	2,350,000	2,882,228
5.00%, 09/01/2031	440,000	527,965
5.00%, 06/01/2032	2,750,000	2,866,270
5.00%, 03/01/2036	4,000,000	4,564,280
5.00%, 09/01/2036	1,000,000	1,179,100
5.00%, 06/01/2039	1,200,000	1,242,588
5.00%, 07/01/2048	3,600,000	3,811,536
5.25%, 02/01/2033	2,500,000	2,904,725
5.25%, 10/01/2038	15,010,000	15,873,225
5.25%, 01/01/2051	5,450,000	5,799,454
6.00%, 12/01/2026	2,035,000	1,906,551
Indiana Health & Educational Facilities Financing Authority
1.75%, 11/15/2031(1)	45,000	45,795
1.75%, 11/15/2031(1)	2,955,000	2,999,266
Indiana Health Facility Financing Authority
1.35%, 11/01/2027(1)	1,075,000	1,075,881
2.00%, 11/15/2036(1)	2,070,000	2,141,581
Indiana Housing & Community Development Authority
1.65%, 04/01/2022(1)	7,500,000	7,548,525
3.50%, 01/01/2049	1,220,000	1,325,920
Indianapolis Local Public Improvement Bond Bank
5.00%, 01/01/2021	370,000	376,838
5.00%, 01/01/2022	755,000	796,517
5.00%, 01/01/2023	285,000	311,613
5.00%, 07/15/2023	300,000	341,142
5.00%, 07/15/2024	1,000,000	1,175,580
5.00%, 01/01/2025	1,195,000	1,384,408
5.00%, 07/15/2025	750,000	907,733
5.00%, 01/15/2026	720,000	882,511
5.00%, 01/15/2027	700,000	878,605
5.00%, 01/15/2028	500,000	640,835
5.00%, 01/01/2029	1,000,000	1,182,360
5.00%, 01/01/2031	1,000,000	1,170,270
Lebanon Middle School Building Corp.
5.00%, 01/10/2023	1,065,000	1,185,984
5.00%, 07/10/2023	1,740,000	1,973,665
Westfield-Washington Multi-School Building Corp.
5.00%, 01/15/2028	390,000	476,264
5.00%, 01/15/2029	540,000	658,222
5.00%, 01/15/2030	700,000	850,549

Total Indiana		121,530,767

Iowa – 0.53%
City of Coralville IA
4.00%, 05/01/2030	1,005,000	1,044,366
Iowa Finance Authority
2.88%, 05/15/2049	895,000	868,025
3.13%, 12/01/2022	6,770,000	6,831,945
4.75%, 08/01/2042	980,000	991,182
5.00%, 05/15/2043	270,000	272,014
5.00%, 05/15/2048	335,000	335,559
5.25%, 12/01/2025	3,000,000	3,129,150
Iowa Student Loan Liquidity Corp.
5.00%, 12/01/2025	1,000,000	1,136,930
5.00%, 12/01/2025	1,775,000	2,018,051
5.00%, 12/01/2028	1,640,000	1,951,387
PEFA, Inc.
5.00%, 09/01/2049(1)	13,000,000	15,688,140

Total Iowa		34,266,749

Kansas – 0.14%
City of Lenexa KS
5.00%, 05/15/2021	500,000	507,165
5.00%, 05/15/2039	325,000	343,145
Johnson County Unified School District No 232 de Soto
5.00%, 09/01/2022	350,000	384,895
Kansas Development Finance Authority
5.00%, 11/15/2032	7,325,000	7,799,220

Total Kansas		9,034,425

Kentucky – 2.40%
City of Ashland KY
4.00%, 02/01/2034	500,000	526,930
4.00%, 02/01/2038	620,000	644,254
5.00%, 02/01/2028	255,000	300,742
5.00%, 02/01/2032	395,000	470,366
City of Russell KY
5.00%, 11/01/2022	3,200,000	3,529,280
County of Carroll KY
1.55%, 09/01/2042(1)	10,750,000	10,733,660
1.75%, 10/01/2034(1)	1,000,000	999,510
County of Trimble KY
2.55%, 11/01/2027(1)	6,730,000	6,822,807
Kentucky Asset Liability Commission
5.00%, 09/01/2024	1,000,000	1,150,210
5.00%, 09/01/2025	1,250,000	1,474,487
Kentucky Economic Development Finance Authority
0.40%, 04/01/2031(1)	7,000,000	6,999,230
5.00%, 08/01/2030	2,160,000	2,671,078
5.00%, 05/15/2031	100,000	94,612
5.00%, 06/01/2037	325,000	348,949
5.00%, 06/01/2041	225,000	239,456
5.00%, 06/01/2045	1,000,000	1,057,570
5.00%, 12/01/2045	300,000	336,762
5.00%, 05/15/2046	500,000	430,590
5.00%, 12/01/2047	620,000	646,338
5.00%, 05/15/2051	325,000	272,792
5.25%, 06/01/2041	725,000	782,463
6.25%, 11/15/2046	750,000	492,120
Kentucky Higher Education Student Loan Corp.
5.00%, 06/01/2021	610,000	628,227
Kentucky Housing Corp.
1.16%, 02/01/2023(1)	3,000,000	3,021,780
Kentucky Public Energy Authority
4.00%, 04/01/2048(1)	5,000,000	5,490,400
4.00%, 01/01/2049(1)	12,500,000	13,768,000
4.00%, 12/01/2049(1)	10,000,000	11,229,300
4.00%, 12/01/2049(1)	11,270,000	12,666,015
4.00%, 02/01/2050(1)	6,500,000	7,594,730
4.00%, 12/01/2050(1)	16,560,000	18,697,896
Kentucky Public Transportation Infrastructure Authority
5.75%, 07/01/2049	1,000,000	1,043,800
6.00%, 07/01/2053	530,000	556,150

Kentucky State Property & Building Commission
5.00%, 05/01/2021	500,000	517,470
5.00%, 11/01/2026	1,495,000	1,754,009
5.00%, 04/01/2027	1,000,000	1,178,090
5.00%, 11/01/2027	2,435,000	2,837,993
5.00%, 05/01/2029	1,000,000	1,165,440
5.00%, 05/01/2029	1,025,000	1,217,208
5.00%, 11/01/2031	1,685,000	1,990,373
5.00%, 05/01/2032	270,000	326,295
Louisville & Jefferson County Metropolitan Government
1.85%, 10/01/2033(1)	15,900,000	16,018,137
5.00%, 10/01/2020	1,140,000	1,151,297
5.00%, 10/01/2023	1,565,000	1,758,371
5.00%, 12/01/2028	430,000	466,550
5.00%, 12/01/2029	1,250,000	1,356,250
5.00%, 10/01/2030	2,500,000	2,955,250
5.00%, 10/01/2032	430,000	503,319
Louisville/Jefferson County Metropolitan Government
5.00%, 10/01/2047(1)	740,000	859,399
5.00%, 10/01/2047(1)	1,100,000	1,326,380
5.00%, 10/01/2047(1)	2,165,000	2,380,742
University of Louisville
3.00%, 09/01/2021	1,230,000	1,265,486

Total Kentucky		156,748,563

Louisiana – 1.60%
Calcasieu Parish Memorial Hospital Service District
5.00%, 12/01/2025	285,000	330,634
5.00%, 12/01/2026	255,000	299,444
5.00%, 12/01/2027	300,000	358,758
5.00%, 12/01/2028	300,000	361,764
5.00%, 12/01/2029	1,015,000	1,229,764
Greater New Orleans Expressway Commission
5.00%, 11/01/2034	1,000,000	1,173,420
Greater Ouachita Water Co.
5.00%, 09/01/2027	1,000,000	1,257,130
5.00%, 09/01/2028	960,000	1,233,523
5.00%, 09/01/2029	365,000	477,745
Jefferson Parish Economic Development & Port District
5.50%, 06/15/2038(2)	600,000	629,904
5.63%, 06/15/2048(2)	700,000	727,937
Jefferson Parish Hospital Service District No 1
5.50%, 01/01/2026	3,000,000	3,077,460
Louisiana Local Government Environmental Facilities & Community Development Auth
3.50%, 11/01/2032	5,500,000	5,716,370
5.00%, 10/01/2028	1,045,000	1,348,876
6.50%, 08/01/2029	2,200,000	2,207,106
Louisiana Offshore Terminal Authority
1.65%, 09/01/2027(1)	2,500,000	2,465,675
1.65%, 09/01/2034(1)	4,500,000	4,438,215
Louisiana Public Facilities Authority
0.00%, 10/01/2027	2,000,000	1,878,480
5.00%, 06/01/2021	7,695,000	8,015,343
5.00%, 12/15/2022	230,000	250,935
5.00%, 12/15/2023	335,000	376,935
5.00%, 12/15/2024	330,000	378,632
5.00%, 12/15/2025	275,000	322,525
5.00%, 12/15/2026	300,000	359,328
5.00%, 12/15/2028	250,000	303,080
5.00%, 12/15/2029	200,000	240,576
5.00%, 12/15/2030	150,000	179,499
5.00%, 05/15/2031	1,250,000	1,481,975
5.00%, 12/15/2031	390,000	464,053
5.00%, 05/15/2032	1,000,000	1,177,430
Louisiana State Citizens Property Insurance Corp.
5.00%, 06/01/2021	4,000,000	4,156,760
New Orleans Aviation Board
5.00%, 01/01/2023	50,000	54,760
5.00%, 01/01/2024	55,000	62,126

5.00%, 01/01/2024	1,400,000	1,581,384
5.00%, 01/01/2027	850,000	977,908
5.00%, 01/01/2028	155,000	186,510
5.00%, 01/01/2029	810,000	925,822
5.00%, 01/01/2030	275,000	327,357
5.00%, 01/01/2033	740,000	867,465
5.00%, 01/01/2033	2,600,000	3,151,486
5.00%, 01/01/2034	170,000	198,614
5.00%, 01/01/2034	750,000	876,240
5.00%, 01/01/2034	2,750,000	3,320,653
5.00%, 01/01/2036	500,000	580,695
5.00%, 01/01/2037	500,000	579,065
5.00%, 01/01/2040	1,000,000	1,114,500
5.00%, 01/01/2040	1,540,000	1,730,344
Parish of St James LA
0.31%, 11/01/2040(1)	1,950,000	1,950,000
6.10%, 06/01/2038(1)(2)	1,000,000	1,164,210
6.10%, 12/01/2040(1)(2)	1,930,000	2,246,925
6.35%, 07/01/2040(2)	3,015,000	3,530,746
6.35%, 10/01/2040(2)	440,000	515,266
Parish of St John the Baptist LA
2.00%, 06/01/2037(1)	3,835,000	3,800,447
2.10%, 06/01/2037(1)	5,995,000	5,857,355
2.20%, 06/01/2037(1)	2,475,000	2,369,689
State of Louisiana
4.00%, 05/01/2032	5,000,000	5,590,600
4.00%, 05/01/2034	10,685,000	11,899,991
5.00%, 07/15/2021	1,695,000	1,777,174

Total Louisiana		104,156,608

Maine – 0.10%
Maine Health & Higher Educational Facilities Authority
4.00%, 07/01/2041	1,480,000	1,505,071
4.00%, 07/01/2046	330,000	332,940
5.00%, 07/01/2041	1,235,000	1,330,799
5.00%, 07/01/2043	610,000	637,968
5.00%, 07/01/2046	1,735,000	1,849,337
Maine Municipal Bond Bank
5.00%, 11/01/2033	650,000	813,560

Total Maine		6,469,675

Maryland – 2.01%
City of Baltimore MD
5.00%, 09/01/2023	1,000,000	943,540
5.00%, 07/01/2026	720,000	896,782
5.00%, 07/01/2029	4,770,000	5,935,645
5.00%, 09/01/2030	3,000,000	2,761,440
5.00%, 09/01/2032	1,000,000	920,270
5.00%, 09/01/2036	1,770,000	1,626,789
5.00%, 09/01/2046	2,500,000	2,290,750
City of Gaithersburg MD
5.00%, 01/01/2027	1,335,000	1,455,604
5.00%, 01/01/2033	130,000	140,295
5.00%, 01/01/2036	85,000	91,497
City of Rockville MD
3.00%, 11/01/2025	440,000	408,615
4.00%, 11/01/2021	200,000	199,478
5.00%, 11/01/2042	1,250,000	1,157,987
5.00%, 11/01/2047	1,230,000	1,128,857
City of Westminster MD
6.25%, 07/01/2044	1,100,000	1,136,795
County of Anne Arundel MD
4.00%, 10/01/2033	2,325,000	2,837,244
County of Baltimore MD
5.00%, 10/01/2023	2,495,000	2,860,992
County of Howard MD
4.00%, 08/15/2031	1,665,000	2,040,724
County of Montgomery MD
5.00%, 10/01/2024	1,210,000	1,444,099
5.38%, 07/01/2048	625,000	590,087

County of Prince George’s MD
4.00%, 08/01/2029	4,035,000	4,489,825
5.13%, 07/01/2039(2)	1,500,000	1,551,180
Maryland Community Development Administration
2.06%, 09/01/2021	3,000,000	3,031,020
2.60%, 09/01/2022	2,630,000	2,739,434
2.70%, 03/01/2023	3,195,000	3,360,725
2.75%, 09/01/2023	1,010,000	1,071,802
2.85%, 03/01/2024	2,560,000	2,739,558
2.95%, 03/01/2025	3,025,000	3,287,177
3.10%, 03/01/2026	1,445,000	1,598,473
3.25%, 03/01/2027	2,325,000	2,620,926
3.50%, 03/01/2050	1,300,000	1,414,296
4.00%, 09/01/2049	1,580,000	1,742,914
Maryland Community Development Administration Multi-Family Mortgage Revenue
2.34%, 04/01/2021(2)	10,000,000	10,083,700
Maryland Economic Development Corp.
5.00%, 07/01/2020	250,000	250,000
5.00%, 07/01/2021	500,000	516,955
5.00%, 06/01/2023	215,000	230,134
5.00%, 03/31/2024	5,805,000	5,860,264
5.00%, 09/30/2027	50,000	51,080
5.00%, 06/01/2028	2,000,000	2,267,280
5.00%, 09/30/2030	905,000	923,209
5.00%, 06/01/2035	1,415,000	1,536,379
5.00%, 03/31/2046	1,680,000	1,701,252
5.00%, 06/01/2049	1,000,000	1,060,940
5.00%, 03/31/2051	2,535,000	2,558,854
5.00%, 06/01/2058	600,000	612,072
Maryland Health & Higher Educational Facilities Authority
4.00%, 07/01/2042	120,000	126,803
5.00%, 07/01/2024	535,000	630,160
5.00%, 07/01/2024	745,000	857,458
5.00%, 07/01/2030	600,000	664,638
5.00%, 07/01/2032	750,000	859,912
5.00%, 07/01/2035	75,000	85,193
5.00%, 08/15/2038	1,945,000	2,184,177
5.00%, 07/01/2043	500,000	541,775
5.00%, 07/01/2045	2,000,000	2,177,680
5.00%, 07/01/2048	1,000,000	1,079,720
5.50%, 01/01/2029	1,500,000	1,763,355
5.50%, 01/01/2030	1,750,000	2,045,435
5.50%, 01/01/2046	1,290,000	1,418,677
Maryland Stadium Authority
5.00%, 06/15/2021	900,000	940,212
5.00%, 05/01/2032	765,000	900,451
5.00%, 05/01/2041	5,000,000	5,754,400
Maryland State Transportation Authority
5.00%, 07/01/2030	4,655,000	5,901,516
5.00%, 07/01/2034	1,550,000	2,052,975
Prince George’s County Revenue Authority
5.00%, 05/01/2030	1,085,000	1,405,314
Rib Floater Trust Various States
0.48%, 02/01/2021(1)(2)	4,400,000	4,400,000
State of Maryland
5.00%, 08/01/2024	1,450,000	1,720,642
Washington Suburban Sanitary Commission
3.00%, 06/01/2026	5,000,000	5,591,600

Total Maryland		131,269,032

Massachusetts – 2.83%
Boston Water & Sewer Commission
3.75%, 11/01/2037	13,450,000	14,094,389
City of Boston MA
5.00%, 04/01/2023	2,095,000	2,366,428
City of Worcester MA
2.00%, 02/16/2021	4,000,000	4,038,160
Commonwealth of Massachusetts
1.05%, 08/01/2043(1)	10,515,000	10,515,000

1.70%, 08/01/2043(1)	1,750,000	1,793,173
5.00%, 07/01/2022	485,000	530,561
5.00%, 12/01/2030	1,500,000	1,881,525
5.00%, 07/01/2036	12,630,000	14,951,899
5.00%, 03/01/2046	205,000	230,342
5.25%, 09/01/2043	1,250,000	1,591,863
5.50%, 12/01/2022	1,195,000	1,345,271
Commonwealth of Massachusetts Transportation Fund Revenue
3.75%, 06/01/2040	45,000,000	45,734,400
Massachusetts Bay Transportation Authority
5.25%, 07/01/2031	5,440,000	7,768,048
Massachusetts Development Finance Agency
4.00%, 10/01/2038	495,000	513,508
5.00%, 07/15/2022	355,000	389,453
5.00%, 07/01/2023	900,000	1,011,906
5.00%, 10/01/2024	2,020,000	2,337,685
5.00%, 07/01/2025	1,090,000	1,283,192
5.00%, 10/01/2025	905,000	1,023,446
5.00%, 07/01/2026	1,140,000	1,371,739
5.00%, 10/01/2026	955,000	1,091,718
5.00%, 07/01/2030	590,000	730,042
5.00%, 01/01/2031	475,000	545,333
5.00%, 01/01/2032	635,000	723,716
5.00%, 07/01/2032	500,000	592,430
5.00%, 01/01/2033	540,000	610,961
5.00%, 01/01/2034	710,000	800,177
5.00%, 07/01/2034	500,000	585,060
5.00%, 01/01/2035	745,000	837,842
5.00%, 01/01/2036	1,100,000	1,234,475
5.00%, 10/01/2037(2)	500,000	521,565
5.00%, 07/01/2038(1)	8,525,000	9,861,635
5.00%, 01/01/2040	755,000	845,230
5.00%, 10/01/2047(2)	1,375,000	1,407,629
5.00%, 10/01/2048	1,750,000	1,926,873
5.00%, 10/01/2057(2)	1,000,000	1,014,490
5.13%, 11/15/2046(2)	800,000	735,536
Massachusetts Educational Financing Authority
5.00%, 07/01/2024	2,190,000	2,453,063
5.00%, 07/01/2026	5,000,000	5,785,950
Massachusetts Housing Finance Agency
0.68% (SIFMA Municipal Swap Index Yield + 0.55%), 11/01/2048(3)	9,800,000	9,800,000
Massachusetts Port Authority
5.00%, 07/01/2024	800,000	917,384
Massachusetts School Building Authority
5.00%, 01/15/2028	1,500,000	1,781,145
5.00%, 08/15/2030	2,000,000	2,175,820
5.00%, 10/15/2032	1,000,000	1,060,820
5.00%, 08/15/2037	10,000,000	11,801,100
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue
5.00%, 01/01/2039(1)	4,055,000	4,491,967
Metropolitan Boston Transit Parking Corp.
5.00%, 07/01/2041	5,000,000	5,138,200

Total Massachusetts		184,242,149

Michigan – 2.85%
Avondale School District
5.00%, 11/01/2022	600,000	664,602
5.00%, 11/01/2023	680,000	781,633
5.00%, 11/01/2024	800,000	951,784
5.00%, 11/01/2025	785,000	962,920
5.00%, 11/01/2026	765,000	964,237
Calhoun County Hospital Finance Authority
5.00%, 02/15/2037	1,695,000	1,884,620
City of Detroit MI
5.00%, 04/01/2021	1,000,000	1,011,140
5.00%, 04/01/2022	835,000	855,583
5.00%, 04/01/2023	750,000	776,925
5.00%, 04/01/2024	900,000	939,375
5.00%, 04/01/2025	900,000	946,494
5.00%, 04/01/2034	1,000,000	1,031,380

City of Detroit MI Sewage Disposal System Revenue
5.25%, 07/01/2039	4,050,000	4,445,482
City of Detroit MI Water Supply System Revenue
5.25%, 07/01/2041	1,000,000	1,049,660
City of Royal Oak MI
5.00%, 04/01/2029	500,000	651,895
5.00%, 04/01/2031	1,045,000	1,348,123
City of Wyandotte MI Electric System Revenue
5.00%, 10/01/2021	750,000	788,333
5.00%, 10/01/2022	800,000	873,864
5.00%, 10/01/2023	500,000	566,060
5.00%, 10/01/2024	765,000	890,491
Clarkston Community Schools
5.00%, 05/01/2022	445,000	482,037
County of Kent MI
5.00%, 06/01/2028	700,000	872,760
Detroit City School District
5.25%, 05/01/2030	3,345,000	4,512,539
Detroit Downtown Development Authority
5.00%, 07/01/2037	540,000	608,866
5.00%, 07/01/2038	1,000,000	1,125,880
Grand Rapids Public Schools
5.00%, 05/01/2025	1,075,000	1,297,751
5.00%, 11/01/2037	1,750,000	2,225,702
5.00%, 11/01/2038	1,000,000	1,268,210
Great Lakes Water Authority Sewage Disposal System Revenue
5.00%, 07/01/2030	3,000,000	3,654,090
5.00%, 07/01/2036	1,000,000	1,193,130
Great Lakes Water Authority Water Supply System Revenue
5.00%, 07/01/2023	1,000,000	1,133,580
Karegnondi Water Authority
5.25%, 11/01/2040	130,000	148,229
Lake Orion Community School District
5.00%, 05/01/2021	1,385,000	1,437,879
5.00%, 05/01/2025	3,275,000	3,958,820
Michigan Finance Authority
3.50%, 11/01/2023	5,500,000	5,685,350
3.75%, 11/01/2024	5,500,000	5,706,635
3.75%, 11/15/2049(1)	3,600,000	4,107,096
4.00%, 12/01/2035	1,500,000	1,735,905
5.00%, 07/01/2022	1,235,000	1,348,336
5.00%, 11/15/2022	275,000	300,567
5.00%, 10/01/2023	1,000,000	1,101,270
5.00%, 10/01/2024	3,000,000	3,573,420
5.00%, 11/01/2024	750,000	889,470
5.00%, 11/01/2025	1,000,000	1,219,610
5.00%, 12/01/2026	1,190,000	1,461,522
5.00%, 12/01/2029	500,000	624,845
5.00%, 07/01/2030	600,000	701,274
5.00%, 10/01/2030	800,000	931,096
5.00%, 11/15/2032	1,445,000	1,713,900
5.00%, 07/01/2033	350,000	410,550
5.00%, 12/01/2044(1)	2,550,000	3,016,471
Michigan State Building Authority
5.00%, 10/15/2021	1,750,000	1,855,017
5.00%, 04/15/2022	1,250,000	1,353,862
5.00%, 04/15/2035	1,250,000	1,630,412
Michigan State Hospital Finance Authority
1.90%, 11/15/2047(1)	3,850,000	3,886,652
2.40%, 11/15/2047(1)	850,000	889,746
4.00%, 11/15/2047(1)	4,505,000	5,075,333
4.00%, 11/15/2047(1)	9,750,000	10,688,145
5.00%, 12/01/2022	125,000	137,400
5.00%, 12/01/2023	1,150,000	1,307,389
5.00%, 12/01/2024	275,000	322,025
5.00%, 12/01/2025	700,000	840,833
5.00%, 12/01/2027	415,000	520,858

Michigan State Housing Development Authority
3.50%, 12/01/2050	8,100,000	8,894,367
Michigan Strategic Fund
1.45%, 09/01/2030(1)	1,260,000	1,265,809
1.80%, 10/01/2049(1)	2,075,000	2,149,161
5.00%, 06/30/2025	2,000,000	2,230,140
5.00%, 12/31/2025	2,595,000	2,914,081
5.00%, 06/30/2026	2,800,000	3,162,712
Michigan Tobacco Settlement Finance Authority
0.00%, 06/01/2052	10,050,000	782,493
6.00%, 06/01/2048	8,025,000	8,026,445
Oakland University
5.00%, 03/01/2041	2,190,000	2,493,665
Portage Public Schools
5.00%, 11/01/2028	1,000,000	1,216,630
Royal Oak Hospital Finance Authority
5.00%, 09/01/2039	10,320,000	11,383,786
Royal Oak School District
5.00%, 05/01/2023	600,000	676,392
5.00%, 05/01/2024	600,000	699,738
Saginaw Hospital Finance Authority
5.00%, 07/01/2027	825,000	1,019,832
5.00%, 07/01/2028	435,000	549,422
State of Michigan
5.00%, 03/15/2021	1,000,000	1,030,870
5.00%, 03/15/2022	1,170,000	1,256,662
5.00%, 03/15/2023	2,000,000	2,232,600
University of Michigan
5.00%, 04/01/2024	1,670,000	1,961,816
Wayne County Airport Authority
5.00%, 12/01/2022	200,000	218,730
5.00%, 12/01/2023	250,000	281,873
5.00%, 12/01/2023	400,000	451,716
5.00%, 12/01/2023	550,000	616,000
5.00%, 12/01/2024	375,000	435,604
5.00%, 12/01/2024	500,000	574,530
5.00%, 12/01/2025	600,000	704,514
5.00%, 12/01/2025	1,000,000	1,177,030
5.00%, 12/01/2027	4,055,000	4,724,724
5.00%, 12/01/2031	350,000	423,423
5.00%, 12/01/2032	1,400,000	1,571,710
5.00%, 12/01/2033	300,000	359,391
5.00%, 12/01/2040	4,000,000	4,530,280
5.00%, 12/01/2042	900,000	1,036,737
5.00%, 12/01/2042	1,000,000	1,080,430
5.00%, 12/01/2047	1,000,000	1,144,380
Wayne-Westland Community Schools
5.00%, 11/01/2022	190,000	209,754
5.00%, 11/01/2023	80,000	91,585
5.00%, 11/01/2024	185,000	218,359
5.00%, 11/01/2025	95,000	115,254
5.00%, 11/01/2026	1,000,000	1,244,360
5.00%, 11/01/2027	600,000	764,562
5.00%, 11/01/2029	585,000	769,550

Total Michigan		186,030,180

Minnesota – 0.46%
City of Deephaven MN
5.00%, 10/01/2037	1,250,000	1,257,975
5.00%, 10/01/2049	2,200,000	2,179,782
City of Minneapolis MN/St Paul Housing & Redevelopment Authority
5.00%, 11/15/2022	1,100,000	1,209,901
City of Moorhead MN
5.00%, 12/01/2025	775,000	845,959
City of Rochester MN
0.10%, 11/15/2047(1)	1,000,000	1,000,000
5.00%, 12/01/2025	900,000	905,472
5.25%, 12/01/2038	1,000,000	954,530

Duluth Economic Development Authority
5.00%, 02/15/2033	500,000	589,785
5.00%, 02/15/2034	750,000	882,750
5.00%, 02/15/2037	1,250,000	1,457,437
Rib Floater Trust Various States
0.48%, 11/01/2058(1)(2)	3,700,000	3,700,000
Roseville Independent School District No 623
5.00%, 02/01/2025	3,895,000	4,638,400
5.00%, 02/01/2026	2,315,000	2,835,180
Shakopee Independent School District No 720
5.00%, 02/01/2024	3,185,000	3,653,482
State of Minnesota
5.00%, 08/01/2023	1,465,000	1,678,861
Tender Option Bond Trust Receipts/Certificates
0.38%, 11/15/2026(1)(2)	2,025,000	2,025,000

Total Minnesota		29,814,514

Mississippi – 0.31%
Mississippi Hospital Equipment & Facilities Authority
5.00%, 01/01/2021	350,000	356,944
5.00%, 01/01/2029	910,000	1,140,084
5.00%, 01/01/2033	1,750,000	2,177,122
5.00%, 10/01/2035	700,000	853,293
5.00%, 10/01/2036	2,000,000	2,428,120
5.00%, 10/01/2040(1)	3,865,000	4,651,798
5.00%, 09/01/2044(1)	2,000,000	2,252,700
State of Mississippi
5.00%, 10/15/2020	1,750,000	1,765,243
5.00%, 10/15/2021	1,300,000	1,349,907
5.00%, 10/15/2022	1,750,000	1,894,323
5.00%, 10/01/2030	1,000,000	1,273,740

Total Mississippi		20,143,274

Missouri – 0.69%
Belton School District No 124
5.00%, 03/01/2028	250,000	325,487
5.50%, 03/01/2030	500,000	648,905
5.50%, 03/01/2033	500,000	640,265
5.50%, 03/01/2036	500,000	635,455
Cape Girardeau County Industrial Development Authority
5.00%, 03/01/2032	500,000	547,265
City of Kansas City MO Sanitary Sewer System Revenue
5.00%, 01/01/2026	285,000	350,009
5.00%, 01/01/2031	135,000	172,395
City of St Louis MO Airport Revenue
5.00%, 07/01/2025	400,000	466,676
Hannibal Industrial Development Authority
5.00%, 10/01/2047	1,580,000	1,774,056
Health & Educational Facilities Authority of the State of Missouri
4.00%, 02/01/2040	100,000	108,468
5.00%, 06/01/2025	7,000,000	8,274,700
5.00%, 04/01/2027	1,705,000	1,853,147
5.00%, 02/01/2029	1,000,000	1,200,620
5.00%, 02/01/2035	1,000,000	1,043,950
5.00%, 02/01/2036	200,000	233,634
5.00%, 08/01/2040	1,145,000	1,156,725
5.00%, 10/01/2042	6,370,000	7,620,049
5.00%, 10/01/2046	6,000,000	7,169,580
Industrial Development Authority of the City of St Louis Missouri
3.88%, 11/15/2029	90,000	80,583
4.38%, 11/15/2035	230,000	193,623
4.75%, 11/15/2047	250,000	212,375
Kirkwood Industrial Development Authority
5.00%, 05/15/2021	1,500,000	1,510,575
Missouri Housing Development Commission
4.00%, 05/01/2050	325,000	359,762
St Louis County Industrial Development Authority
5.00%, 12/01/2025	875,000	884,109
5.00%, 09/01/2038	500,000	519,315
5.13%, 08/15/2045	200,000	194,078
5.13%, 09/01/2048	2,345,000	2,413,380
5.50%, 09/01/2033	1,000,000	1,045,320

St Louis Land Clearance for Redevelopment Authority
5.00%, 06/01/2029	1,000,000	1,137,250
5.38%, 06/01/2043	2,000,000	2,234,860

Total Missouri		45,006,616

Montana – 0.03%
City of Kalispell MT
5.25%, 05/15/2037	765,000	754,849
5.25%, 05/15/2047	500,000	475,800
Montana Board of Housing
4.00%, 12/01/2047	375,000	396,251
4.00%, 06/01/2050	165,000	185,508

Total Montana		1,812,408

Nebraska – 0.80%
Central Plains Energy Project
4.00%, 12/01/2049(1)	32,420,000	36,799,294
5.00%, 09/01/2033	1,500,000	1,927,590
5.00%, 09/01/2035	930,000	1,209,326
5.00%, 03/01/2050(1)	5,000,000	5,616,150
City of Omaha NE
5.00%, 01/15/2026	1,700,000	2,107,626
Douglas County Hospital Authority No 2
4.00%, 11/15/2036	425,000	489,825
Nebraska Investment Finance Authority
3.50%, 09/01/2050	1,000,000	1,097,480
3.75%, 09/01/2049	1,115,000	1,199,171
4.00%, 09/01/2049	890,000	972,895
Omaha Airport Authority
5.00%, 12/15/2031	515,000	614,925

Total Nebraska		52,034,282

Nevada – 1.47%
City of Carson City NV
5.00%, 09/01/2026	550,000	644,446
City of Henderson NV
4.00%, 06/01/2035	900,000	1,085,616
4.00%, 06/01/2036	925,000	1,110,481
4.00%, 06/01/2038	3,540,000	4,219,963
5.00%, 06/01/2036	1,755,000	2,284,255
5.00%, 06/01/2037	3,230,000	4,188,922
City of Las Vegas NV Special Improvement District No 814
4.00%, 06/01/2039	450,000	448,335
4.00%, 06/01/2049	1,100,000	1,051,622
City of Las Vegas NV Special Improvement District No 815
4.75%, 12/01/2040	900,000	929,052
City of Reno NV
0.00%, 07/01/2058(2)	2,000,000	237,060
5.00%, 06/01/2038	150,000	176,817
City of Sparks NV
2.50%, 06/15/2024(2)	1,700,000	1,668,533
Clark County School District
4.00%, 06/15/2034	5,000,000	5,673,100
4.00%, 06/15/2038	775,000	901,325
5.00%, 06/15/2021	420,000	437,367
5.00%, 06/15/2023	370,000	414,774
5.00%, 06/15/2023	1,665,000	1,866,482
5.00%, 06/15/2024	4,500,000	5,200,875
5.00%, 06/15/2025	25,000	29,662
5.00%, 06/15/2025	6,060,000	7,190,008
5.00%, 06/15/2026	3,670,000	4,446,866
5.00%, 06/15/2029	4,080,000	5,115,218
5.00%, 06/15/2035	500,000	641,005
County of Clark Department of Aviation
5.00%, 07/01/2021	830,000	862,860
5.00%, 07/01/2021	1,000,000	1,039,590
5.00%, 07/01/2024	3,320,000	3,795,955
County of Clark NV
1.65%, 01/01/2036(1)	1,560,000	1,571,700
5.00%, 11/01/2028	3,000,000	3,712,320

5.00%, 06/01/2032	3,000,000	3,768,900
5.00%, 12/01/2032	5,385,000	6,802,063
County of Clark NV Passenger Facility Charge Revenue
5.00%, 07/01/2024	1,250,000	1,423,963
5.00%, 07/01/2025	2,220,000	2,591,228
County of Washoe NV
2.05%, 03/01/2036(1)	4,500,000	4,564,170
2.05%, 03/01/2036(1)	5,000,000	5,071,300
3.00%, 03/01/2036(1)	700,000	724,437
Las Vegas Convention & Visitors Authority
5.00%, 07/01/2031	600,000	689,256
5.00%, 07/01/2033	1,140,000	1,232,579
Las Vegas Redevelopment Agency
5.00%, 06/15/2030	1,000,000	1,155,950
5.00%, 06/15/2040	685,000	768,282
Las Vegas Valley Water District
4.00%, 06/01/2028	1,000,000	1,144,860
5.00%, 06/01/2039	2,815,000	3,235,899
Nevada Housing Division
4.00%, 10/01/2049	525,000	580,556
State of Nevada Department of Business & Industry
0.88%, 12/01/2026(1)(2)	1,300,000	1,299,623

Total Nevada		95,997,275

New Hampshire – 0.45%
New Hampshire Business Finance Authority
0.88% (SIFMA Municipal Swap Index Yield + 0.75%), 10/01/2033(3)	9,500,000	9,497,530
4.13%, 01/20/2034	5,092,142	5,457,961
5.00%, 01/01/2024	720,000	798,127
5.25%, 07/01/2039(2)	240,000	224,398
5.63%, 07/01/2046(2)	125,000	118,552
5.75%, 07/01/2054(2)	315,000	299,269
New Hampshire Health & Education Facilities Authority Act
4.00%, 10/01/2038	115,000	122,986
4.13%, 07/01/2024(2)	100,000	91,526
5.00%, 07/01/2023	500,000	562,170
5.00%, 08/01/2027	1,575,000	1,915,169
5.00%, 10/01/2028	1,580,000	1,871,889
5.00%, 07/01/2030	390,000	482,570
5.00%, 08/01/2030	305,000	369,504
5.00%, 10/01/2032	2,825,000	3,270,813
5.00%, 10/01/2038	425,000	485,269
5.00%, 07/01/2044	2,445,000	2,718,278
5.25%, 07/01/2027(2)	550,000	505,159
6.13%, 07/01/2052(2)	245,000	192,244
6.25%, 07/01/2042(2)	700,000	589,953

Total New Hampshire		29,573,367

New Jersey – 3.43%
Camden County Improvement Authority
5.00%, 01/15/2028	500,000	627,110
5.00%, 01/15/2029	1,000,000	1,247,220
5.00%, 01/15/2033	500,000	610,340
County of Union NJ
3.00%, 03/01/2026	3,000,000	3,332,070
Garden State Preservation Trust
5.75%, 11/01/2028	2,000,000	2,485,780
Hudson County Improvement Authority
4.00%, 01/01/2036	1,125,000	1,323,022
4.00%, 01/01/2037	855,000	1,001,829
New Brunswick Parking Authority
5.00%, 09/01/2039	2,000,000	2,319,540
New Jersey Economic Development Authority
1.15%, 06/01/2023	2,550,000	2,546,328
1.20%, 11/01/2034(1)	3,000,000	2,995,680
2.20%, 10/01/2039(1)	1,400,000	1,448,748
3.13%, 07/01/2029	725,000	721,752
4.00%, 11/01/2038	825,000	851,804
4.00%, 11/01/2044	1,000,000	1,016,960
4.00%, 08/01/2059	355,000	394,898

5.00%, 01/01/2023	400,000	433,060
5.00%, 03/01/2023	4,160,000	4,449,203
5.00%, 03/01/2024	2,405,000	2,536,241
5.00%, 06/15/2024	2,000,000	2,193,740
5.00%, 06/15/2025	5,190,000	5,786,487
5.00%, 06/01/2026	900,000	1,082,223
5.00%, 06/15/2028	605,000	620,645
5.00%, 06/15/2029	1,000,000	1,023,670
5.00%, 06/15/2030	4,000,000	4,612,600
5.00%, 01/01/2031	500,000	559,790
5.00%, 06/15/2033	5,000,000	5,714,900
5.00%, 06/15/2034	1,000,000	1,138,740
5.00%, 06/15/2035	1,595,000	1,791,153
5.00%, 10/01/2037	3,185,000	3,507,577
5.00%, 06/15/2038	10,200,000	11,251,620
5.00%, 10/01/2039(2)	355,000	290,557
5.00%, 01/01/2040(2)	440,000	358,010
5.00%, 10/01/2047	3,450,000	3,728,070
5.00%, 06/15/2054(2)	2,900,000	2,956,724
5.00%, 08/01/2059	1,000,000	1,219,000
5.13%, 01/01/2034	705,000	770,953
5.13%, 06/15/2043	2,450,000	2,590,213
5.25%, 01/01/2044	190,000	173,506
5.50%, 01/01/2027	500,000	561,215
5.50%, 06/15/2030	2,000,000	2,298,880
5.63%, 11/15/2030	2,095,000	2,158,101
5.63%, 01/01/2052	2,000,000	2,204,020
New Jersey Educational Facilities Authority
5.00%, 06/01/2023	930,000	1,000,150
5.00%, 07/01/2023	3,390,000	3,713,067
5.00%, 07/01/2029	1,500,000	1,714,260
5.00%, 07/01/2032	4,920,000	5,557,435
New Jersey Health Care Facilities Financing Authority
5.00%, 07/01/2021	40,000	41,580
5.00%, 07/01/2022	540,000	582,687
5.00%, 07/01/2023	140,000	156,302
5.00%, 07/01/2023	530,000	593,383
5.00%, 07/01/2024	110,000	126,604
5.00%, 07/01/2024	2,500,000	2,693,250
5.00%, 07/01/2025	120,000	141,269
5.00%, 07/01/2026	40,000	48,131
5.00%, 07/01/2027	60,000	71,963
5.00%, 07/01/2028	155,000	188,407
5.00%, 07/01/2030	165,000	193,920
5.00%, 07/01/2033	500,000	581,715
5.00%, 07/01/2041	815,000	903,737
5.00%, 07/01/2042(1)	2,755,000	3,279,993
5.00%, 07/01/2043(1)	2,250,000	2,605,657
5.00%, 07/01/2045(1)	2,795,000	3,405,065
5.00%, 07/01/2046	2,375,000	2,564,335
New Jersey Higher Education Student Assistance Authority
3.35%, 12/01/2029	3,720,000	3,827,657
5.00%, 12/01/2021	660,000	694,808
5.00%, 12/01/2023	460,000	516,506
5.00%, 12/01/2024	265,000	305,728
5.00%, 12/01/2024	1,000,000	1,114,600
5.00%, 12/01/2025	490,000	578,700
5.00%, 12/01/2025	2,600,000	2,960,282
5.00%, 12/01/2026	1,330,000	1,521,427
5.00%, 12/01/2026	1,550,000	1,784,964
5.00%, 12/01/2027	1,455,000	1,682,708
5.00%, 12/01/2027	1,470,000	1,712,962
5.00%, 12/01/2044	1,000,000	1,055,940
5.50%, 12/01/2021	2,260,000	2,387,419
New Jersey Housing & Mortgage Finance Agency
2.02%, 08/01/2021(1)	3,000,000	3,003,270
2.41%, 10/01/2021(1)	5,000,000	5,021,250
3.55%, 04/01/2027	2,045,000	2,311,668
3.65%, 04/01/2028	1,480,000	1,685,098

New Jersey Transportation Trust Fund Authority
0.00%, 12/15/2026	2,600,000	2,121,626
0.00%, 12/15/2027	3,260,000	2,557,763
0.00%, 12/15/2028	770,000	580,619
0.00%, 12/15/2028	780,000	588,159
0.00%, 12/15/2030	2,000,000	1,377,140
0.00%, 12/15/2030	2,000,000	1,388,500
4.00%, 12/15/2039	600,000	617,826
5.00%, 12/15/2023	2,720,000	2,958,354
5.00%, 12/15/2024	1,335,000	1,477,097
5.00%, 06/15/2025	450,000	481,599
5.00%, 12/15/2025	1,255,000	1,408,763
5.00%, 12/15/2026	2,000,000	2,272,400
5.00%, 06/15/2027	235,000	265,548
5.00%, 12/15/2028	5,510,000	6,410,169
5.00%, 06/15/2029	665,000	691,986
5.00%, 06/15/2029	1,200,000	1,340,976
5.00%, 12/15/2029	820,000	962,360
5.00%, 12/15/2030	2,000,000	2,299,700
5.00%, 06/15/2031	3,545,000	3,907,937
5.00%, 06/15/2032	235,000	253,027
5.00%, 06/15/2032	1,860,000	1,925,007
5.00%, 06/15/2032	2,725,000	3,098,679
5.00%, 12/15/2032	1,340,000	1,519,346
5.00%, 12/15/2033	2,200,000	2,483,734
5.00%, 12/15/2039	700,000	779,072
5.25%, 12/15/2022	1,760,000	1,883,922
5.25%, 12/15/2023	3,940,000	4,317,767
5.25%, 06/15/2036	10,180,000	10,355,096
5.25%, 06/15/2043	3,000,000	3,347,190
5.50%, 12/15/2023	190,000	209,783
5.50%, 06/15/2031	1,000,000	1,022,990
New Jersey Turnpike Authority
5.00%, 01/01/2033	5,000,000	5,712,600
Tobacco Settlement Financing Corp.
5.00%, 06/01/2023	570,000	636,183
Township of Montclair NJ
4.00%, 03/01/2023	800,000	878,920
4.00%, 03/01/2027	325,000	393,458

Total New Jersey		223,787,172

New Mexico – 0.49%
Albuquerque Bernalillo County Water Utility Authority
5.00%, 07/01/2027	2,400,000	3,008,448
5.00%, 07/01/2028	1,700,000	2,124,184
Albuquerque Municipal School District No 12
5.00%, 08/01/2025	800,000	969,904
City of Farmington NM
1.88%, 04/01/2033(1)	10,500,000	10,474,380
City of Santa Fe NM
2.25%, 05/15/2024	555,000	523,920
2.63%, 05/15/2025	995,000	940,056
Farmington Municipal School District No 5
5.00%, 09/01/2024	490,000	581,346
New Mexico Hospital Equipment Loan Council
5.00%, 08/01/2049(1)	2,360,000	2,759,619
New Mexico Mortgage Finance Authority
3.75%, 01/01/2050	745,000	817,839
New Mexico Municipal Energy Acquisition Authority
5.00%, 11/01/2039(1)	5,140,000	6,043,869
Town of Clayton NM
4.00%, 11/01/2020	3,545,000	3,581,513

Total New Mexico		31,825,078

New York – 7.54%
Albany County Airport Authority
5.00%, 12/15/2021	800,000	841,624
Build NYC Resource Corp.
4.88%, 05/01/2031(2)	750,000	782,430

5.00%, 08/01/2022	200,000	214,898
5.00%, 08/01/2023	485,000	536,672
5.00%, 01/01/2035(2)	3,900,000	4,080,765
5.50%, 05/01/2048(2)	1,350,000	1,407,402
City of New York NY
0.13%, 04/01/2042(1)	900,000	900,000
5.00%, 08/01/2025	1,600,000	1,937,136
5.00%, 08/01/2027	400,000	469,828
5.00%, 08/01/2027	2,975,000	3,549,413
5.00%, 08/01/2028	400,000	483,572
5.00%, 08/01/2028	700,000	858,494
5.00%, 08/01/2028	3,975,000	4,733,827
5.00%, 08/01/2029	1,305,000	1,663,262
5.00%, 08/01/2029	1,500,000	1,911,795
5.00%, 08/01/2031	1,000,000	1,256,870
5.00%, 08/01/2032	1,745,000	2,150,974
City of Yonkers NY
5.00%, 09/01/2022	2,350,000	2,555,461
5.00%, 09/01/2025	1,015,000	1,202,288
County of Erie NY
5.00%, 09/15/2020	350,000	353,388
5.00%, 06/01/2021	750,000	782,497
5.00%, 09/15/2021	225,000	237,798
5.00%, 06/01/2025	1,000,000	1,211,380
County of Nassau NY
5.00%, 10/01/2024	3,000,000	3,497,580
County of Rockland NY
4.00%, 01/01/2021	1,100,000	1,120,537
County of Suffolk NY
2.50%, 07/23/2020	6,000,000	6,005,520
4.00%, 02/01/2028	1,865,000	2,140,591
5.00%, 03/19/2021	4,000,000	4,092,960
Erie County Fiscal Stability Authority
5.00%, 09/01/2033	525,000	664,319
Glen Cove Local Economic Assistance Corp.
0.00%, 01/01/2045	3,550,000	1,009,407
0.00%, 01/01/2055	710,000	632,752
5.00%, 01/01/2056	485,000	492,794
Hempstead Town Local Development Corp.
5.53%, 02/01/2040	3,500,000	3,507,560
5.89%, 02/01/2032	1,250,000	1,313,812
6.24%, 02/01/2047	1,000,000	1,042,580
6.47%, 02/01/2033	1,000,000	1,087,810
Hudson Yards Infrastructure Corp.
5.00%, 02/15/2035	1,700,000	2,022,762
Long Island Power Authority
1.65%, 09/01/2049(1)	4,395,000	4,380,321
5.00%, 09/01/2023	550,000	622,803
5.00%, 09/01/2024	565,000	660,135
5.00%, 09/01/2025	1,000,000	1,201,140
5.00%, 09/01/2026	2,000,000	2,461,920
5.00%, 09/01/2027	6,500,000	8,196,760
5.00%, 09/01/2039	1,725,000	2,125,579
Metropolitan Transportation Authority
0.00%, 11/15/2033	1,600,000	977,424
0.58% (SIFMA Municipal Swap Index Yield + 0.45%), 11/01/2026(3)	2,530,000	2,455,314
0.77% (1 Month LIBOR USD + 0.65%), 11/01/2035(3)	8,305,000	8,098,455
4.00%, 09/01/2020	5,000,000	5,008,800
4.00%, 02/01/2022	4,370,000	4,478,726
5.00%, 09/01/2021	25,000,000	25,696,500
5.00%, 11/15/2021	500,000	518,405
5.00%, 11/15/2021	640,000	663,546
5.00%, 11/15/2022	1,430,000	1,508,936
5.00%, 11/15/2024	1,885,000	2,124,715
5.00%, 11/15/2025	1,155,000	1,291,267
5.00%, 11/15/2026	1,600,000	1,799,968
5.00%, 11/15/2026	2,350,000	2,643,703
5.00%, 11/15/2029	2,220,000	2,452,900

5.00%, 11/15/2033	1,025,000	1,126,157
5.00%, 11/15/2033	1,715,000	1,954,328
5.00%, 11/15/2033	3,645,000	4,153,660
5.00%, 11/15/2034	4,000,000	4,556,560
5.00%, 11/15/2035	1,750,000	1,921,412
5.00%, 11/15/2039	2,000,000	2,156,640
5.00%, 11/15/2045(1)	4,470,000	4,492,037
5.25%, 11/15/2030	1,570,000	1,773,503
5.25%, 11/15/2036	1,015,000	1,194,584
MTA Hudson Rail Yards Trust Obligations
5.00%, 11/15/2051	1,500,000	1,560,555
5.00%, 11/15/2056	4,380,000	4,772,360
Nassau County Industrial Development Agency
6.50%, 01/01/2034	672,500	573,649
6.70%, 01/01/2049	793,750	625,475
New York City Housing Development Corp.
1.13%, 05/01/2060(1)	7,500,000	7,501,800
2.75%, 05/01/2050(1)	6,500,000	6,799,975
5.00%, 05/01/2026	110,000	133,000
5.00%, 05/01/2027	600,000	739,062
5.00%, 11/01/2027	855,000	1,063,611
5.00%, 05/01/2028	875,000	1,099,000
5.00%, 11/01/2028	600,000	760,662
5.00%, 05/01/2029	300,000	383,610
5.00%, 11/01/2029	875,000	1,127,464
5.00%, 11/01/2030	500,000	653,405
New York City Transitional Finance Authority Building Aid Revenue
5.00%, 07/15/2024	200,000	235,414
5.00%, 07/15/2032	2,000,000	2,473,600
New York City Transitional Finance Authority Future Tax Secured Revenue
5.00%, 11/01/2028	1,500,000	1,810,245
5.00%, 11/01/2029	2,000,000	2,370,380
5.00%, 02/01/2030	4,480,000	5,410,586
5.00%, 02/01/2031	2,720,000	2,999,643
5.00%, 05/01/2033	2,535,000	3,172,629
5.00%, 08/01/2034	700,000	878,003
5.00%, 08/01/2035	1,600,000	1,998,832
5.00%, 08/01/2038	1,975,000	2,444,142
5.00%, 02/01/2041	200,000	230,364
New York City Water & Sewer System
4.00%, 06/15/2039	5,290,000	6,268,862
5.00%, 06/15/2031	6,075,000	7,269,406
5.00%, 06/15/2032	5,000,000	5,200,350
5.00%, 06/15/2033	2,525,000	2,624,965
5.00%, 06/15/2034	4,800,000	5,179,824
5.00%, 06/15/2035	9,025,000	10,845,433
5.00%, 06/15/2036	5,000,000	5,993,900
5.00%, 06/15/2037	6,000,000	7,077,600
5.00%, 06/15/2039	8,320,000	9,783,571
5.00%, 06/15/2048	20,000	24,544
New York Convention Center Development Corp.
5.00%, 11/15/2033	3,000,000	3,255,030
New York Liberty Development Corp.
2.63%, 09/15/2069	400,000	396,848
2.80%, 09/15/2069	1,025,000	1,004,377
5.00%, 09/15/2031	4,000,000	4,274,400
5.00%, 11/15/2044(2)	1,100,000	1,140,073
5.25%, 10/01/2035	2,285,000	3,082,191
5.38%, 11/15/2040(2)	5,000,000	5,181,550
5.75%, 11/15/2051	2,000,000	2,097,840
New York State Dormitory Authority
4.00%, 02/15/2037	5,000,000	5,887,350
5.00%, 03/31/2021	13,750,000	14,233,725
5.00%, 12/01/2022(2)	900,000	977,301
5.00%, 07/01/2023	5,000	5,677
5.00%, 07/01/2023	245,000	278,986
5.00%, 12/15/2023	1,000,000	1,107,450
5.00%, 03/15/2024	3,700,000	4,316,087

5.00%, 05/01/2024	4,870,000	5,554,186
5.00%, 07/01/2024	5,000	5,894
5.00%, 07/01/2024	345,000	407,007
5.00%, 07/01/2025	5,000	6,098
5.00%, 07/01/2025	255,000	310,253
5.00%, 03/15/2027	2,500,000	2,963,925
5.00%, 10/01/2028	1,735,000	2,167,501
5.00%, 03/15/2029	3,700,000	4,258,071
5.00%, 10/01/2029	1,430,000	1,776,489
5.00%, 10/01/2030	1,910,000	2,354,877
5.00%, 02/15/2032	8,610,000	9,143,390
5.00%, 05/01/2048(1)	1,145,000	1,203,338
5.00%, 05/01/2048(1)	1,040,000	1,227,834
5.00%, 05/01/2048(1)	5,695,000	6,405,053
5.25%, 03/15/2033	6,000,000	7,212,120
5.25%, 03/15/2038	1,930,000	2,449,074
New York State Environmental Facilities Corp.
5.00%, 06/15/2033	500,000	662,155
New York State Thruway Authority
5.00%, 01/01/2032	2,835,000	3,270,966
New York State Urban Development Corp.
5.00%, 03/15/2022	360,000	388,138
5.00%, 03/15/2023	700,000	787,073
5.00%, 03/15/2024	400,000	466,764
5.00%, 03/15/2035	2,800,000	3,183,880
5.00%, 03/15/2035	3,000,000	3,954,900
New York Transportation Development Corp.
5.00%, 01/01/2023	270,000	279,779
5.00%, 08/01/2026	1,000,000	1,002,980
5.00%, 01/01/2031	1,015,000	1,087,136
5.00%, 08/01/2031	5,105,000	5,112,249
5.00%, 01/01/2033	5,500,000	5,887,145
5.00%, 07/01/2041	2,300,000	2,479,929
5.00%, 07/01/2046	800,000	861,024
5.25%, 08/01/2031	500,000	515,775
5.38%, 08/01/2036	800,000	826,056
Oneida County Local Development Corp.
5.00%, 12/01/2025	320,000	365,456
5.00%, 12/01/2027	1,425,000	1,618,928
5.00%, 12/01/2028	1,000,000	1,134,090
Onondaga Civic Development Corp.
5.00%, 12/01/2033	1,000,000	1,327,570
Port Authority of New York & New Jersey
5.00%, 09/15/2024	5,115,000	5,953,297
5.00%, 09/15/2025	1,000,000	1,026,350
5.00%, 09/15/2026	1,000,000	1,220,740
5.00%, 10/15/2028	4,000,000	4,704,480
5.00%, 07/15/2031	5,000,000	5,102,000
5.00%, 10/15/2033	3,500,000	3,948,315
5.25%, 07/15/2030	9,705,000	9,920,160
State of New York Mortgage Agency
2.20%, 10/01/2029	1,000,000	1,049,040
3.45%, 04/01/2026	2,185,000	2,442,065
Suffolk County Economic Development Corp.
5.00%, 07/01/2028	300,000	313,752
5.00%, 07/01/2028	1,750,000	1,810,970
Tender Option Bond Trust Receipts/Certificates
0.21%, 11/15/2044(1)(2)	1,700,000	1,700,000
0.33%, 01/01/2028(1)(2)	2,900,000	2,900,000
Tompkins County Development Corp.
5.00%, 07/01/2044	115,000	117,843
Town of Hempstead NY
4.00%, 06/15/2028	3,665,000	4,159,042
Triborough Bridge & Tunnel Authority
0.55% (Secured Overnight Financing Rate + 0.50%), 11/15/2038(3)	20,000,000	19,977,000
5.00%, 11/15/2030	4,000,000	5,382,960
Utility Debt Securitization Authority
5.00%, 12/15/2032	640,000	729,901
5.00%, 12/15/2041	9,385,000	11,696,150

Westchester County Local Development Corp.
5.50%, 05/01/2042	150,000	162,921

Total New York		491,747,851

North Carolina – 1.34%
Charlotte-Mecklenburg Hospital Authority
5.00%, 01/15/2031	1,500,000	1,586,055
5.00%, 01/15/2048(1)	5,000,000	5,364,650
County of New Hanover NC
5.00%, 10/01/2023	1,125,000	1,267,841
5.00%, 10/01/2027	100,000	123,315
5.00%, 10/01/2034	1,000,000	1,194,850
5.00%, 10/01/2047	840,000	976,912
Mecklenburg County Public Facilities Corp.
5.00%, 02/01/2023	2,160,000	2,417,990
North Carolina Capital Facilities Finance Agency
0.40%, 07/01/2034(1)	3,375,000	3,374,629
0.65%, 12/01/2020(1)	200,000	199,976
0.70%, 06/01/2038(1)	6,000,000	6,000,120
5.00%, 06/01/2021	500,000	519,970
North Carolina Eastern Municipal Power Agency
5.00%, 01/01/2021	1,965,000	2,011,354
North Carolina Medical Care Commission
0.17%, 11/01/2034(1)	25,000,000	25,000,000
2.20%, 12/01/2048(1)	2,285,000	2,316,282
2.55%, 06/01/2048(1)	3,955,000	4,122,811
3.55%, 10/01/2024	1,110,000	1,103,040
4.88%, 07/01/2040	550,000	516,873
5.00%, 10/01/2023	110,000	115,086
5.00%, 10/01/2024	300,000	316,752
5.00%, 10/01/2025	250,000	257,855
5.00%, 10/01/2030	420,000	416,976
5.00%, 10/01/2030	2,100,000	2,185,491
5.00%, 10/01/2031	2,950,000	3,002,008
5.00%, 09/01/2037	3,000,000	3,005,370
5.00%, 10/01/2037	250,000	251,983
5.00%, 01/01/2039	1,225,000	1,249,133
5.00%, 07/01/2039	800,000	843,248
5.00%, 09/01/2041	440,000	433,752
5.00%, 10/01/2043	2,000,000	2,001,180
5.00%, 07/01/2049	900,000	933,669
6.25%, 07/01/2035	1,000,000	1,032,710
North Carolina Turnpike Authority
5.00%, 01/01/2027	530,000	641,162
5.00%, 01/01/2032	1,000,000	1,142,910
5.00%, 07/01/2051	1,700,000	1,828,095
Raleigh Durham Airport Authority
5.00%, 05/01/2024	2,000,000	2,289,860
5.00%, 05/01/2025	3,000,000	3,529,260
State of North Carolina
5.00%, 03/01/2022	1,000,000	1,076,200
5.00%, 03/01/2023	2,335,000	2,617,325

Total North Carolina		87,266,693

North Dakota – 0.00%(4)
North Dakota Housing Finance Agency
1.55%, 07/01/2020	85,000	85,000

Total North Dakota		85,000

Ohio – 2.86%
Akron Bath Copley Joint Township Hospital District
5.25%, 11/15/2031	530,000	631,013
5.25%, 11/15/2032	645,000	764,028
5.25%, 11/15/2033	1,770,000	2,089,113
5.25%, 11/15/2046	1,255,000	1,417,937
American Municipal Power, Inc.
2.30%, 02/15/2038(1)	2,900,000	2,907,047
Buckeye Tobacco Settlement Financing Authority
3.00%, 06/01/2048	2,840,000	2,690,304
4.00%, 06/01/2038	1,000,000	1,146,100
5.00%, 06/01/2055	23,350,000	24,587,316

City of Cleveland OH Airport System Revenue
5.00%, 01/01/2024	2,450,000	2,768,328
5.00%, 01/01/2048	2,000,000	2,341,620
City of Columbus OH
5.00%, 04/01/2033	1,345,000	1,766,066
City of Dayton OH Airport Revenue
5.00%, 12/01/2021	1,050,000	1,105,608
City of Hamilton OH Electric System Revenue
4.00%, 10/01/2037	1,000,000	1,150,570
Clermont County Port Authority
5.00%, 12/01/2029	750,000	901,327
5.00%, 12/01/2030	850,000	1,020,017
5.00%, 12/01/2031	650,000	778,505
Cleveland-Cuyahoga County Port Authority
5.50%, 12/01/2043	125,000	127,780
5.50%, 12/01/2053	900,000	912,042
County of Allen OH Hospital Facilities Revenue
4.00%, 05/01/2033	9,620,000	9,977,479
5.00%, 12/01/2029	585,000	751,854
5.00%, 12/01/2030	585,000	759,289
5.00%, 08/01/2047(1)	500,000	536,305
County of Cuyahoga OH
5.00%, 12/01/2026	2,500,000	2,746,275
5.00%, 02/15/2042	525,000	577,967
5.50%, 02/15/2052	1,790,000	2,019,156
5.50%, 02/15/2057	1,245,000	1,389,993
County of Fairfield OH
4.25%, 06/15/2024	1,470,000	1,569,004
County of Franklin OH
0.12%, 12/01/2028(1)	900,000	900,000
5.00%, 11/15/2033(1)	12,780,000	14,327,275
County of Hamilton OH
4.00%, 01/01/2021	450,000	451,476
5.00%, 01/01/2022	465,000	475,565
5.00%, 09/15/2034	1,050,000	1,306,011
5.25%, 06/01/2026	660,000	707,962
County of Marion OH
5.13%, 12/01/2049	575,000	564,265
County of Muskingum OH
4.00%, 02/15/2023	1,700,000	1,802,952
5.00%, 02/15/2048	2,080,000	2,120,206
County of Scioto OH
5.00%, 02/15/2029	1,500,000	1,699,470
County of Wood OH
5.00%, 12/01/2032	115,000	118,127
5.00%, 12/01/2042	145,000	146,494
Franklin County Convention Facilities Authority
5.00%, 12/01/2044	1,550,000	1,451,528
5.00%, 12/01/2051	2,135,000	1,995,328
Lancaster Port Authority
5.00%, 08/01/2049(1)	2,000,000	2,333,820
Miami University
5.00%, 09/01/2030	475,000	642,395
5.00%, 09/01/2032	1,000,000	1,325,600
5.00%, 09/01/2034	700,000	847,273
Ohio Air Quality Development Authority
2.10%, 12/01/2027(1)	5,000,000	5,046,700
2.10%, 07/01/2028(1)	12,500,000	12,602,625
2.88%, 02/01/2026	5,400,000	5,463,558
3.25%, 09/01/2029	2,995,000	3,077,063
5.00%, 07/01/2049(2)	2,800,000	2,816,128
Ohio Higher Educational Facility Commission
5.00%, 10/01/2032	1,000,000	1,213,030
Ohio Housing Finance Agency
2.45%, 11/01/2021(1)	2,385,000	2,398,785
2.50%, 10/01/2021(1)	2,850,000	2,862,454
4.50%, 03/01/2050	235,000	264,420

Ohio Water Development Authority Water Pollution Control Loan Fund
5.00%, 12/01/2037	3,000,000	3,987,090
Southeastern Ohio Port Authority
5.50%, 12/01/2043	1,000,000	1,039,450
5.75%, 12/01/2032	445,000	468,403
6.00%, 12/01/2042	550,000	571,417
State of Ohio
0.40%, 11/01/2035(1)	22,000,000	21,997,580
4.00%, 01/15/2050	450,000	491,589
5.00%, 08/01/2024	2,500,000	2,962,175
5.00%, 01/01/2030	1,170,000	1,476,950
5.00%, 10/01/2035	1,410,000	1,737,162
5.00%, 01/15/2050	1,000,000	1,189,960
Tender Option Bond Trust Receipts/Certificates
0.21%, 12/01/2043(1)(2)	600,000	600,000
University of Akron
4.00%, 01/01/2027	2,780,000	3,205,090
5.00%, 01/01/2037	6,675,000	7,683,125
University of Cincinnati
5.00%, 06/01/2028	250,000	314,668
5.00%, 06/01/2029	400,000	501,524

Total Ohio		186,618,736

Oklahoma – 0.86%
Cache Educational Facilities Authority
5.00%, 09/01/2023	500,000	566,185
5.00%, 09/01/2026	3,220,000	3,974,510
Canadian County Educational Facilities Authority
4.00%, 09/01/2025	1,500,000	1,737,045
5.00%, 09/01/2026	1,725,000	2,132,686
5.00%, 09/01/2028	1,120,000	1,370,734
Cleveland County Educational Facilities Authority
5.00%, 09/01/2024	440,000	511,729
5.00%, 09/01/2025	300,000	358,671
5.00%, 09/01/2026	375,000	459,105
Dewey County Educational Facilities Authority
5.00%, 09/01/2030	2,470,000	2,913,637
Garvin County Educational Facilities Authority
5.00%, 12/01/2024	515,000	604,528
5.00%, 12/01/2025	545,000	656,551
5.00%, 12/01/2026	820,000	1,010,502
Grady County School Finance Authority
5.00%, 09/01/2028	375,000	484,196
5.00%, 09/01/2030	1,235,000	1,583,628
Grand River Dam Authority
5.00%, 06/01/2023	1,000,000	1,133,430
Muskogee Industrial Trust
4.00%, 09/01/2030	2,000,000	2,376,060
Norman Regional Hospital Authority
4.00%, 09/01/2045	750,000	788,107
Oklahoma City Airport Trust
5.00%, 07/01/2025	2,040,000	2,402,651
5.00%, 07/01/2026	2,195,000	2,641,200
5.00%, 07/01/2030	1,350,000	1,672,178
5.00%, 07/01/2032	2,960,000	3,617,031
5.00%, 07/01/2035	3,240,000	3,911,911
5.00%, 07/01/2043	1,065,000	1,258,724
Oklahoma County Finance Authority
5.13%, 04/01/2042	1,900,000	1,576,715
5.70%, 04/01/2025	410,000	410,049
Oklahoma Department of Transportation
5.00%, 09/01/2030	1,015,000	1,306,965
Oklahoma Development Finance Authority
3.00%, 06/01/2022	1,015,000	1,057,721
4.00%, 12/01/2022	530,000	569,538
4.00%, 06/01/2023	1,305,000	1,419,892
5.00%, 08/01/2023	515,000	558,502
5.00%, 08/01/2026	75,000	85,353
5.00%, 08/15/2029	420,000	499,653

5.00%, 08/01/2030	1,010,000	1,173,741
5.25%, 08/15/2048	1,500,000	1,721,790
5.50%, 08/15/2052	830,000	964,012
5.50%, 08/15/2057	1,000,000	1,154,610
Oklahoma State University
5.00%, 09/01/2031	1,500,000	2,021,250
Tulsa Airports Improvement Trust
5.00%, 06/01/2031	1,120,000	1,364,832
5.00%, 06/01/2033	1,240,000	1,491,906
Tulsa County Industrial Authority
5.00%, 11/15/2023	230,000	238,568
5.00%, 11/15/2029	400,000	420,340

Total Oklahoma		56,200,436

Oregon – 0.62%
City of Eugene OR Electric Utility System Revenue
4.00%, 08/01/2036	300,000	367,017
Hillsboro School District No 1J
5.00%, 06/15/2028	1,525,000	1,957,841
Klamath Falls Intercommunity Hospital Authority
5.00%, 09/01/2031	200,000	234,340
5.00%, 09/01/2032	270,000	314,731
5.00%, 09/01/2046	1,000,000	1,128,940
Metro
4.00%, 06/01/2034	2,000,000	2,475,480
Oregon State Business Development Commission
5.00%, 03/01/2049(1)	10,000,000	10,654,800
Oregon State Lottery
5.00%, 04/01/2036	2,500,000	3,082,050
Port of Portland OR Airport Revenue
5.00%, 07/01/2027	1,000,000	1,233,910
5.00%, 07/01/2028	2,190,000	2,754,779
5.00%, 07/01/2029	750,000	949,455
5.00%, 07/01/2031	1,000,000	1,191,580
5.00%, 07/01/2032	1,000,000	1,122,170
5.00%, 07/01/2033	3,485,000	3,899,331
State of Oregon
0.13%, 06/01/2039(1)	1,000,000	1,000,000
State of Oregon Housing & Community Services Department
0.16%, 07/01/2037(1)	5,500,000	5,500,000
3.50%, 01/01/2051	1,385,000	1,520,065
Yamhill County Hospital Authority
5.00%, 11/15/2051	1,005,000	1,016,407

Total Oregon		40,402,896

Pennsylvania – 5.31%
Allegheny County Hospital Development Authority
5.00%, 07/15/2025	2,370,000	2,797,619
5.00%, 07/15/2034	5,100,000	6,261,525
Allentown City School District
2.38%, 03/31/2021	1,400,000	1,400,000
Allentown Neighborhood Improvement Zone Development Authority
5.00%, 05/01/2022(2)	2,550,000	2,636,139
5.00%, 05/01/2025	1,000,000	1,058,330
5.00%, 05/01/2027(2)	1,250,000	1,374,862
5.00%, 05/01/2032(2)	2,025,000	2,101,950
5.00%, 05/01/2042(2)	1,345,000	1,381,705
5.00%, 05/01/2042(2)	1,750,000	1,803,602
Berks County Municipal Authority
5.00%, 02/01/2040(1)	500,000	591,510
5.00%, 02/01/2040(1)	875,000	1,002,522
5.00%, 02/01/2040(1)	6,510,000	7,243,612
Butler County General Authority
0.11%, 09/01/2027(1)	1,000,000	1,000,000
Capital Region Water Revenue
5.00%, 07/15/2023	1,750,000	1,975,820
5.00%, 07/15/2025	1,000,000	1,191,740
Capital Region Water Sewer Revenue
5.00%, 07/15/2024	430,000	498,219
5.00%, 07/15/2028	350,000	438,665

Chester County Industrial Development Authority
4.38%, 03/01/2028(2)	175,000	172,916
5.00%, 03/01/2038(2)	425,000	419,088
5.13%, 03/01/2048(2)	1,049,000	1,015,044
City of Philadelphia PA
5.00%, 08/01/2022	2,940,000	3,196,397
5.00%, 08/01/2023	4,000,000	4,508,760
5.00%, 07/15/2026	2,475,000	2,850,854
5.00%, 08/01/2027	1,500,000	1,886,505
5.00%, 08/01/2028	6,000,000	7,184,760
5.00%, 02/01/2029	3,175,000	4,133,056
5.00%, 08/01/2031	500,000	679,585
5.00%, 08/01/2031	8,000,000	10,017,840
5.00%, 08/01/2033	2,000,000	2,441,540
City of Philadelphia PA Airport Revenue
5.00%, 06/15/2027	2,315,000	2,396,280
5.00%, 07/01/2030	1,000,000	1,190,340
5.00%, 07/01/2031	2,000,000	2,367,560
5.00%, 07/01/2032	1,745,000	2,053,499
5.00%, 07/01/2033	1,000,000	1,171,010
City of Philadelphia PA Water & Wastewater Revenue
5.00%, 11/01/2026	1,165,000	1,440,010
5.00%, 11/01/2027	1,540,000	1,949,979
5.00%, 11/01/2032	1,000,000	1,243,500
City of Reading PA
5.00%, 11/01/2027	2,330,000	2,905,813
Coatesville School District
5.00%, 08/01/2025	875,000	1,047,296
Commonwealth Financing Authority
5.00%, 06/01/2023	750,000	837,540
5.00%, 06/01/2027	750,000	944,025
5.00%, 06/01/2027	1,500,000	1,856,520
5.00%, 06/01/2027	2,165,000	2,725,085
5.00%, 06/01/2028	2,555,000	3,230,031
5.00%, 06/01/2030	1,750,000	2,350,862
Commonwealth of Pennsylvania
4.00%, 11/15/2028	6,325,000	6,594,572
4.00%, 04/01/2033	20,000,000	21,404,000
5.00%, 11/01/2020	2,800,000	2,840,964
5.00%, 08/15/2021	1,015,000	1,067,679
5.00%, 11/01/2021	2,000,000	2,116,440
5.00%, 02/01/2023	895,000	998,704
5.00%, 01/01/2024	5,800,000	6,691,576
5.00%, 01/01/2027	2,095,000	2,638,988
County of Lancaster PA
4.00%, 11/01/2029	625,000	760,600
4.00%, 11/01/2030	560,000	675,377
County of Luzerne PA
5.00%, 12/15/2029	750,000	938,610
Cumberland County Municipal Authority
4.00%, 01/01/2033	1,500,000	1,505,805
Dauphin County General Authority
5.00%, 06/01/2035	1,000,000	1,152,810
Delaware County Authority
5.00%, 08/01/2030	1,150,000	1,324,190
Delaware River Joint Toll Bridge Commission
5.00%, 07/01/2042	1,100,000	1,339,217
Doylestown Hospital Authority
4.00%, 07/01/2045	750,000	785,887
5.00%, 07/01/2046	3,700,000	4,003,659
5.00%, 07/01/2049	3,620,000	4,002,055
Easton Area School District
5.00%, 04/01/2029	1,000,000	1,230,550
5.00%, 04/01/2030	2,805,000	3,446,391
Franklin County Industrial Development Authority
5.00%, 12/01/2053	500,000	450,705
Geisinger Authority
5.00%, 04/01/2035	3,000,000	3,815,400
5.00%, 02/15/2039	1,500,000	1,783,335

General Authority of Southcentral Pennsylvania
5.00%, 06/01/2038	1,970,000	2,459,703
5.00%, 06/01/2044	1,085,000	1,329,537
Hospitals & Higher Education Facilities Authority of Philadelphia
5.00%, 07/01/2021	275,000	283,907
5.00%, 07/01/2023	325,000	354,777
5.00%, 07/01/2030	780,000	897,203
5.00%, 07/01/2034	2,000,000	2,257,020
Lancaster City Parking Authority
4.00%, 09/01/2035	1,100,000	1,250,722
Lancaster County Hospital Authority
5.00%, 07/01/2023	775,000	789,012
5.00%, 12/01/2032	250,000	255,260
5.00%, 12/01/2037	820,000	817,130
5.00%, 07/01/2045	1,970,000	1,931,427
5.00%, 12/01/2047	2,010,000	1,890,103
Lehigh County Industrial Development Authority
1.80%, 02/15/2027(1)	1,000,000	1,010,630
1.80%, 09/01/2029(1)	1,925,000	1,946,002
Luzerne County Industrial Development Authority
5.00%, 12/15/2027	1,000,000	1,202,290
Montgomery County Higher Education & Health Authority
5.00%, 09/01/2023	460,000	512,918
5.00%, 10/01/2023	50,000	54,999
5.00%, 09/01/2024	410,000	470,151
5.00%, 10/01/2028	1,000,000	1,157,250
5.00%, 09/01/2032	1,000,000	1,244,510
5.00%, 09/01/2033	305,000	377,434
5.00%, 10/01/2036	1,320,000	1,467,761
5.00%, 10/01/2040	1,595,000	1,749,524
Montgomery County Industrial Development Authority
5.25%, 01/15/2036	2,500,000	2,669,800
5.25%, 01/01/2040	1,510,000	1,502,707
5.38%, 01/01/2050	500,000	491,645
North Allegheny School District
4.00%, 05/01/2035	1,000,000	1,181,320
4.00%, 05/01/2036	705,000	829,242
Northampton County General Purpose Authority
1.16% (1 Month LIBOR USD + 1.04%), 08/15/2048(3)	1,625,000	1,615,998
5.00%, 08/15/2036	455,000	523,505
Pennsylvania Economic Development Financing Authority
0.40%, 12/01/2030(1)	1,800,000	1,800,000
1.70%, 08/01/2037(1)	1,000,000	1,000,260
1.75%, 08/01/2038(1)	10,000,000	10,081,500
2.15%, 11/01/2021(1)	2,405,000	2,447,544
3.25%, 08/01/2039(2)	625,000	548,331
4.00%, 04/15/2037	1,000,000	1,122,730
5.00%, 04/15/2026	2,500,000	2,993,450
5.00%, 04/15/2027	4,600,000	5,620,694
5.00%, 04/15/2031	2,095,000	2,659,728
Pennsylvania Higher Educational Facilities Authority
5.00%, 06/15/2022	2,000,000	2,157,140
5.00%, 06/15/2024	3,005,000	3,461,640
5.00%, 06/15/2025	1,855,000	2,196,969
5.00%, 08/15/2029	1,600,000	1,986,112
Pennsylvania Housing Finance Agency
3.50%, 04/01/2051	800,000	866,128
Pennsylvania State University
5.00%, 09/01/2020	2,440,000	2,458,959
5.00%, 09/01/2021	1,400,000	1,476,720
5.00%, 09/01/2022	2,295,000	2,525,372
Pennsylvania Turnpike Commission
0.12%, 12/01/2039(1)	9,000,000	9,000,000
5.00%, 06/01/2028	2,085,000	2,467,493
5.00%, 06/01/2032	2,000,000	2,357,820
5.00%, 06/01/2033	3,155,000	3,701,004
5.00%, 12/01/2034	1,240,000	1,482,098
5.25%, 07/15/2029	410,000	556,112

Philadelphia Authority for Industrial Development
0.82%, 09/01/2050(1)	1,500,000	1,500,000
5.00%, 07/01/2031	205,000	204,828
5.00%, 07/01/2032	600,000	595,728
5.00%, 07/01/2037	150,000	143,864
5.00%, 06/15/2039	500,000	507,975
5.00%, 06/15/2050	1,375,000	1,377,970
Philadelphia Gas Works Co.
5.00%, 08/01/2022	750,000	807,473
Pittsburgh Water & Sewer Authority
5.00%, 09/01/2038	1,000,000	1,271,350
Reading School District
5.00%, 02/01/2021	1,000,000	1,025,690
5.00%, 02/01/2022	1,920,000	2,053,325
5.00%, 03/01/2035	1,100,000	1,332,947
5.00%, 03/01/2036	1,250,000	1,503,588
Redevelopment Authority of the City of Philadelphia
5.00%, 04/15/2023	1,335,000	1,458,741
School District of Philadelphia
5.00%, 09/01/2026	1,625,000	1,985,133
5.00%, 09/01/2029	1,500,000	1,955,835
5.00%, 09/01/2030	15,000	19,019
5.00%, 09/01/2030	3,985,000	4,823,404
5.00%, 09/01/2031	1,000,000	1,204,500
5.00%, 09/01/2031	1,200,000	1,498,296
5.00%, 09/01/2032	1,200,000	1,488,420
5.00%, 09/01/2032	2,200,000	2,788,346
5.00%, 09/01/2033	960,000	1,237,853
5.00%, 09/01/2033	1,500,000	1,890,390
5.25%, 09/01/2023	1,750,000	1,763,003
Scranton School District
5.00%, 06/01/2033	530,000	658,106
5.00%, 06/01/2035	515,000	635,299
Southeastern Pennsylvania Transportation Authority
5.00%, 03/01/2026	875,000	1,079,348
St Mary Hospital Authority
5.00%, 11/15/2022	1,900,000	2,083,692
State Public School Building Authority
4.00%, 12/01/2020	1,590,000	1,612,705
5.00%, 12/01/2022	7,370,000	8,086,143
5.00%, 04/01/2023	2,500,000	2,696,825
5.00%, 12/01/2024	1,250,000	1,461,400
5.00%, 06/15/2025	3,000,000	3,466,920
5.00%, 12/01/2025	1,570,000	1,827,402
5.00%, 06/01/2026	180,000	212,495
5.00%, 12/01/2026	1,250,000	1,448,500
5.00%, 06/01/2029	605,000	784,685
5.00%, 12/01/2032	3,060,000	3,629,680
5.25%, 09/15/2030	1,000,000	1,252,650
Susquehanna Area Regional Airport Authority
5.00%, 01/01/2035	1,000,000	1,066,700
5.00%, 01/01/2038	2,125,000	2,245,700
Upper Merion Area School District
5.00%, 01/15/2030	600,000	732,882
Waverly Township Municipal Authority
4.00%, 02/15/2029	1,030,000	1,203,081
York County School of Technology Authority
5.00%, 02/15/2023	1,200,000	1,338,732
5.00%, 02/15/2028	400,000	465,128

Total Pennsylvania		346,458,071

Puerto Rico – 1.27%
Commonwealth of Puerto Rico
5.50%, 07/01/2039(5)	1,000,000	653,750
8.00%, 07/01/2035(5)	8,750,000	5,250,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority
4.00%, 07/01/2022	140,000	143,500
4.50%, 07/01/2027	1,195,000	1,192,012

5.00%, 07/01/2022	300,000	313,500
5.00%, 07/01/2030	260,000	267,150
5.00%, 07/01/2033	4,020,000	4,100,400
5.13%, 07/01/2037	1,770,000	1,805,400
5.13%, 07/01/2047	1,425,000	1,425,256
5.25%, 07/01/2042	3,040,000	3,100,800
5.75%, 07/01/2037	2,030,000	2,101,050
6.00%, 07/01/2044	2,005,000	2,035,075
6.13%, 07/01/2024	280,000	298,900
Puerto Rico Electric Power Authority
3.70%, 07/01/2050(5)	20,000	13,300
5.00%, 07/01/2024(5)	340,000	236,300
5.00%, 07/01/2026(5)	30,000	20,850
5.00%, 07/01/2027(5)	15,000	10,425
5.00%, 07/01/2027(5)	25,000	17,375
5.00%, 07/01/2028(5)	30,000	20,850
5.00%, 07/01/2028(5)	50,000	34,750
5.00%, 07/01/2032(5)	650,000	451,750
5.00%, 07/01/2037(5)	3,105,000	2,157,975
5.05%, 07/01/2042(5)	120,000	83,400
5.25%, 07/01/2023(5)	3,495,000	2,433,394
5.25%, 07/01/2024(5)	25,000	17,437
5.25%, 07/01/2026(5)	555,000	387,113
5.25%, 07/01/2027(5)	30,000	20,925
5.25%, 07/01/2027(5)	650,000	453,375
5.25%, 07/01/2028(5)	60,000	41,850
5.25%, 07/01/2033(5)	95,000	66,263
5.25%, 07/01/2040(5)	3,075,000	2,144,813
5.25%, 07/01/2050(5)	270,000	187,312
5.75%, 07/01/2036(5)	1,300,000	913,250
6.75%, 07/01/2036(5)	1,560,000	1,107,600
7.25%, 07/01/2030(5)	265,000	189,475
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
0.00%, 07/01/2024	2,400,000	2,162,448
0.00%, 07/01/2024	6,650,000	5,991,783
0.00%, 07/01/2027	407,000	334,981
0.00%, 07/01/2027	2,061,000	1,696,306
0.00%, 07/01/2029	2,569,000	1,961,098
0.00%, 07/01/2031	4,300,000	3,027,415
0.00%, 07/01/2033	2,023,000	1,307,728
0.00%, 07/01/2046	8,706,000	2,455,527
4.33%, 07/01/2040	1,000,000	1,004,630
4.50%, 07/01/2034	2,582,000	2,689,334
4.75%, 07/01/2053	4,754,000	4,885,496
4.78%, 07/01/2058	500,000	515,525
5.00%, 07/01/2058	19,980,000	20,890,089

Total Puerto Rico		82,618,935

Rhode Island – 0.18%
Providence Redevelopment Agency
5.00%, 04/01/2028	1,200,000	1,288,044
Rhode Island Health & Educational Building Corp.
5.00%, 09/01/2031	710,000	736,518
5.00%, 09/01/2036	100,000	101,444
5.00%, 05/15/2039	700,000	757,043
Rhode Island Housing & Mortgage Finance Corp.
3.50%, 10/01/2050	1,195,000	1,311,859
4.00%, 10/01/2049	610,000	672,513
Rhode Island Student Loan Authority
3.50%, 12/01/2034	585,000	596,039
5.00%, 12/01/2024	600,000	675,480
5.00%, 12/01/2025	750,000	859,687
5.00%, 12/01/2026	1,000,000	1,159,960
5.00%, 12/01/2027	800,000	941,088
5.00%, 12/01/2027	1,000,000	1,175,620
Tobacco Settlement Financing Corp.
5.00%, 06/01/2024	1,455,000	1,630,066

Total Rhode Island		11,905,361

South Carolina – 1.30%
Aiken County Consolidated School District
4.00%, 04/01/2034	2,415,000	2,927,028
Connector 2000 Association, Inc.
0.00%, 01/01/2032	3,500,000	1,502,760
0.00%, 07/22/2051	19,902,537	1,544,636
Lancaster County School District
5.00%, 03/01/2023	445,000	500,069
Lexington County Health Services District, Inc.
5.00%, 11/01/2022	250,000	273,180
5.00%, 11/01/2023	300,000	338,979
5.00%, 11/01/2024	780,000	907,959
Patriots Energy Group Financing Agency
4.00%, 10/01/2048(1)	31,075,000	34,133,091
Scago Educational Facilities Corp. for Sumter County School 17
4.00%, 12/01/2021	1,895,000	1,965,077
Scago Educational Facilities Corp. for Union School District
5.00%, 12/01/2023	1,060,000	1,208,527
South Carolina Jobs-Economic Development Authority
5.00%, 11/01/2028	700,000	774,620
5.00%, 04/01/2031	510,000	613,785
5.00%, 05/01/2037	500,000	455,835
5.00%, 05/01/2042	500,000	437,350
5.00%, 11/15/2042	585,000	574,148
5.00%, 05/01/2043	4,675,000	5,353,202
5.00%, 04/01/2047	2,000,000	1,925,640
5.00%, 04/01/2052	1,750,000	1,667,050
5.00%, 11/15/2054	1,000,000	951,200
6.00%, 02/01/2035(2)	525,000	439,509
6.25%, 02/01/2045(2)	995,000	795,552
South Carolina Ports Authority
5.00%, 07/01/2026	1,940,000	2,303,692
5.00%, 07/01/2027	3,120,000	3,778,227
5.00%, 07/01/2028	1,100,000	1,358,533
South Carolina Public Service Authority
5.00%, 12/01/2022	1,185,000	1,298,357
5.00%, 12/01/2032	1,500,000	1,749,900
5.00%, 12/01/2035	1,500,000	1,753,275
5.00%, 12/01/2041	3,000,000	3,460,170
5.00%, 12/01/2049	1,900,000	2,078,068
5.75%, 12/01/2043	2,000,000	2,357,200
South Carolina State Housing Finance & Development Authority
4.00%, 01/01/2050	885,000	988,722
4.00%, 07/01/2050	775,000	870,922
South Carolina Transportation Infrastructure Bank
5.00%, 10/01/2025	305,000	359,433
Tender Option Bond Trust Receipts/Certificates
0.38%, 05/30/2022(1)(2)	3,220,000	3,220,000

Total South Carolina		84,865,696

South Dakota – 0.12%
City of Sioux Falls SD
5.00%, 11/01/2042	750,000	751,965
South Dakota Health & Educational Facilities Authority
5.00%, 11/01/2029	800,000	935,288
5.00%, 11/01/2030	1,000,000	1,164,600
5.00%, 07/01/2033(1)	2,630,000	2,934,922
5.00%, 11/01/2042	145,000	154,100
5.00%, 11/01/2045	1,500,000	1,689,735

Total South Dakota		7,630,610

Tennessee – 1.37%
Blount County Health & Educational Facilities Board
5.00%, 01/01/2037	1,240,000	907,928
Chattanooga Health Educational & Housing Facility Board
5.00%, 10/01/2021	1,000,000	1,021,050
5.00%, 10/01/2022	325,000	335,572
5.00%, 10/01/2030	500,000	516,490
5.00%, 10/01/2032	1,215,000	1,244,172
5.00%, 10/01/2035	2,260,000	2,295,233

Greeneville Health & Educational Facilities Board
5.00%, 07/01/2025	1,850,000	2,032,040
5.00%, 07/01/2035	1,275,000	1,493,433
Johnson City Health & Educational Facilities Board
5.00%, 08/15/2042	2,000,000	2,097,680
Knox County Health Educational & Housing Facility Board
5.00%, 04/01/2023	1,825,000	1,984,213
5.00%, 04/01/2024	1,000,000	1,115,180
5.00%, 04/01/2027	1,740,000	2,057,080
Memphis-Shelby County Industrial Development Board
4.75%, 07/01/2027	200,000	199,412
5.50%, 07/01/2037	600,000	589,608
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
1.88%, 07/01/2021(1)	2,400,000	2,400,000
Nashville Metropolitan Development & Housing Agency
4.50%, 06/01/2028(2)	1,050,000	1,079,883
5.13%, 06/01/2036(2)	3,290,000	3,388,305
Shelby County Health Educational & Housing Facilities Board
5.00%, 09/01/2037(2)	1,590,000	1,177,411
Tennergy Corp.
5.00%, 02/01/2050(1)	11,590,000	13,399,547
Tennessee Energy Acquisition Corp.
4.00%, 05/01/2048(1)	8,885,000	9,563,281
4.00%, 11/01/2049(1)	7,070,000	8,005,008
5.00%, 02/01/2027	2,725,000	3,199,831
Tennessee State School Bond Authority
5.00%, 11/01/2040	25,000,000	29,543,250

Total Tennessee		89,645,607

Texas – 8.95%
Alamito Public Facility Corp.
1.51%, 05/01/2037(1)	5,000,000	5,048,800
1.95%, 04/01/2036(1)	7,000,000	7,004,060
2.50%, 11/01/2021(1)	15,000,000	15,203,850
Alamo Community College District
4.00%, 02/15/2021	715,000	731,316
4.00%, 02/15/2022	665,000	704,381
4.00%, 02/15/2023	1,000,000	1,094,580
Atascosa County Industrial Development Corp.
5.00%, 12/15/2025	600,000	718,218
5.00%, 12/15/2026	600,000	731,334
5.00%, 12/15/2028	1,505,000	1,897,504
5.00%, 12/15/2030	1,550,000	2,006,661
5.00%, 12/15/2032	2,700,000	3,413,394
5.00%, 12/15/2034	2,600,000	3,254,290
5.00%, 12/15/2036	2,780,000	3,456,708
5.00%, 12/15/2037	1,435,000	1,784,078
Austin Community College District Public Facility Corp.
5.00%, 08/01/2024	430,000	507,004
5.00%, 08/01/2028	310,000	396,186
5.00%, 08/01/2031	300,000	377,985
5.00%, 08/01/2031	580,000	730,771
Austin Convention Enterprises, Inc.
5.00%, 01/01/2023	250,000	240,632
5.00%, 01/01/2025	150,000	143,112
5.00%, 01/01/2028	400,000	400,796
5.00%, 01/01/2029	425,000	425,922
5.00%, 01/01/2030	720,000	685,764
5.00%, 01/01/2032	1,700,000	1,704,165
5.00%, 01/01/2034	730,000	694,537
Austin-Bergstrom Landhost Enterprises, Inc.
5.00%, 10/01/2023	1,425,000	1,579,370
5.00%, 10/01/2025	1,780,000	2,049,047
5.00%, 10/01/2026	1,400,000	1,630,328
5.00%, 10/01/2028	1,925,000	2,242,952
5.00%, 10/01/2030	2,175,000	2,495,269
5.00%, 10/01/2033	2,000,000	2,242,680
5.00%, 10/01/2034	2,000,000	2,234,100
5.00%, 10/01/2036	1,000,000	1,109,440

Baytown Area Water Authority
5.00%, 05/01/2023	1,000,000	1,124,300
5.00%, 05/01/2024	1,000,000	1,164,580
5.00%, 05/01/2025	1,000,000	1,201,930
Board of Managers Joint Guadalupe County-City of Seguin Hospital
5.00%, 12/01/2045	290,000	299,355
5.25%, 12/01/2035	525,000	577,384
Central Texas Regional Mobility Authority
4.00%, 01/01/2022	5,000,000	5,080,350
5.00%, 01/01/2022	500,000	520,810
5.00%, 01/01/2024	175,000	190,388
5.00%, 01/01/2025	225,000	249,037
5.00%, 01/01/2028	300,000	336,435
5.00%, 01/01/2034	1,475,000	1,625,701
5.00%, 01/01/2040	2,250,000	2,463,975
5.00%, 01/01/2046	1,600,000	1,736,944
Central Texas Turnpike System
5.00%, 08/15/2037	2,500,000	2,716,875
5.00%, 08/15/2042	1,400,000	1,509,676
City of Arlington TX
4.00%, 08/15/2029	960,000	1,206,278
City of Arlington TX Special Tax Revenue
5.00%, 02/15/2045	530,000	542,619
City of Austin TX Airport System Revenue
5.00%, 11/15/2026	1,140,000	1,388,509
5.00%, 11/15/2044	255,000	281,747
City of Dallas TX
5.00%, 02/15/2023	1,000,000	1,070,490
5.00%, 02/15/2024	1,055,000	1,224,823
City of Dallas TX Waterworks & Sewer System Revenue
5.00%, 10/01/2027	530,000	645,625
5.00%, 10/01/2031	800,000	989,984
City of El Paso TX
5.00%, 08/15/2025	2,245,000	2,741,167
City of Fort Worth TX
5.00%, 03/01/2023	1,000,000	1,122,330
City of Garland TX Water & Sewer System Revenue
5.00%, 03/01/2028	700,000	875,875
City of Houston TX
5.00%, 03/01/2023	1,975,000	2,210,993
5.00%, 03/01/2025	750,000	897,682
5.00%, 03/01/2029	1,000,000	1,248,350
City of Houston TX Airport System Revenue
4.50%, 07/01/2020	1,500,000	1,500,000
4.75%, 07/01/2024	2,000,000	2,036,640
5.00%, 07/15/2020	1,000,000	1,001,640
5.00%, 07/01/2027	1,625,000	1,690,114
5.00%, 07/01/2027	3,000,000	3,731,040
5.00%, 07/15/2027	2,325,000	2,418,581
5.00%, 07/01/2029	1,000,000	1,246,340
5.00%, 07/01/2031	1,750,000	2,154,197
5.00%, 07/01/2032	1,750,000	2,138,447
5.00%, 07/15/2035	800,000	808,496
City of Houston TX Combined Utility System Revenue
5.00%, 11/15/2022	200,000	222,084
5.00%, 11/15/2023	225,000	259,810
5.00%, 05/15/2028	410,000	476,555
5.00%, 11/15/2030	2,005,000	2,642,610
5.00%, 11/15/2033	400,000	490,752
City of Houston TX Hotel Occupancy Tax & Special Revenue
5.00%, 09/01/2036	2,100,000	2,191,959
City of San Antonio TX Airport System
5.00%, 07/01/2027	2,000,000	2,394,300
5.00%, 07/01/2028	1,750,000	2,120,720
5.00%, 07/01/2030	1,000,000	1,217,900
City of San Antonio TX Electric & Gas Systems Revenue
1.75%, 02/01/2049(1)	4,000,000	4,073,680
2.00%, 02/01/2033(1)	1,115,000	1,130,019
3.00%, 12/01/2045(1)	5,150,000	5,202,942
5.00%, 02/01/2030	1,000,000	1,276,630

City of Waco TX
5.00%, 02/01/2025	1,710,000	1,981,907
Clifton Higher Education Finance Corp.
6.13%, 08/15/2048	4,750,000	5,238,252
Coppell Independent School District
4.00%, 08/15/2034	2,310,000	2,761,397
4.00%, 08/15/2036	2,580,000	3,050,927
5.00%, 08/15/2033	2,985,000	3,833,068
County of Comal TX
4.00%, 02/01/2023	1,000,000	1,090,250
County of El Paso TX
5.00%, 02/15/2029	1,500,000	1,900,815
5.00%, 02/15/2031	1,280,000	1,565,197
County of Williamson TX
5.00%, 02/15/2021	1,000,000	1,029,440
Cypress-Fairbanks Independent School District
1.25%, 02/15/2036(1)	390,000	394,025
1.25%, 02/15/2036(1)	1,190,000	1,202,281
1.40%, 02/15/2040(1)	1,000,000	1,001,080
1.40%, 02/15/2044(1)	1,000,000	1,001,080
2.13%, 02/15/2040(1)	10,000,000	10,178,200
5.00%, 02/15/2027	470,000	576,164
Dallas Area Rapid Transit
5.00%, 12/01/2024	550,000	656,128
Dallas County Utility & Reclamation District
5.00%, 02/15/2024	1,125,000	1,297,755
Dallas Independent School District
5.00%, 02/15/2036(1)	85,000	91,434
5.00%, 02/15/2036	1,045,000	1,124,106
5.00%, 02/15/2036(1)	2,180,000	2,330,311
5.00%, 02/15/2036(1)	2,175,000	2,339,647
Dallas/Fort Worth International Airport
5.00%, 11/01/2032	1,600,000	1,765,216
5.00%, 11/01/2037	10,100,000	10,513,999
5.00%, 11/01/2038	3,110,000	3,237,075
5.00%, 11/01/2042	8,710,000	9,058,835
5.00%, 11/01/2044	300,000	321,831
Denton Independent School District
0.00%, 08/15/2025	500,000	483,200
2.00%, 08/01/2044(1)	5,275,000	5,531,840
El Paso County Hospital District
5.00%, 08/15/2027	1,260,000	1,335,398
5.00%, 08/15/2029	50,000	52,797
Forney Independent School District
5.00%, 02/15/2030	710,000	945,741
5.00%, 02/15/2031	1,000,000	1,324,130
5.00%, 02/15/2032	1,345,000	1,769,025
Fort Bend Independent School District
1.35%, 08/01/2042(1)	490,000	490,323
1.50%, 08/01/2042(1)	960,000	970,022
Fort Worth Independent School District
5.00%, 02/15/2022	450,000	484,524
5.00%, 02/15/2026	1,365,000	1,683,441
Grand Parkway Transportation Corp.
5.00%, 02/01/2023	1,580,000	1,707,885
5.00%, 10/01/2031	2,630,000	3,362,534
5.00%, 10/01/2033	1,205,000	1,522,831
5.00%, 10/01/2034	1,500,000	1,889,055
5.00%, 10/01/2052(1)	9,610,000	10,843,347
Gregg County Health Facilities Development Corp.
4.50%, 07/01/2032	635,000	685,546
5.00%, 07/01/2042	25,000	27,238
Gulf Coast Industrial Development Authority
4.88%, 05/01/2025	2,250,000	2,265,300
Harlandale Independent School District
5.00%, 08/01/2030	1,305,000	1,623,472

Harris County Cultural Education Facilities Finance Corp.
5.00%, 06/01/2021	1,100,000	1,141,668
5.00%, 01/01/2043	180,000	179,518
5.00%, 07/01/2049(1)	1,290,000	1,403,752
5.00%, 07/01/2049(1)	1,480,000	1,707,594
5.00%, 07/01/2049(1)	5,000,000	6,008,950
Hays Consolidated Independent School District
2.70%, 08/15/2042(1)	2,900,000	3,024,410
Houston Independent School District
2.25%, 06/01/2039(1)	5,000,000	5,141,250
2.40%, 06/01/2030(1)	7,000,000	7,119,140
4.00%, 06/01/2039(1)	4,415,000	4,841,180
5.00%, 02/15/2030	1,000,000	1,221,580
Irving Hospital Authority
5.00%, 10/15/2035	625,000	728,550
Love Field Airport Modernization Corp.
5.00%, 11/01/2028	1,250,000	1,284,712
5.00%, 11/01/2035	1,000,000	1,137,900
5.25%, 11/01/2040	3,015,000	3,031,944
Lower Colorado River Authority
5.00%, 05/15/2021	800,000	831,544
5.00%, 05/15/2022	565,000	612,025
5.00%, 05/15/2022	1,025,000	1,110,311
5.00%, 05/15/2026	1,000,000	1,233,040
5.00%, 05/15/2036	1,425,000	1,798,350
Midlothian Independent School District
2.00%, 08/01/2051(1)	1,065,000	1,116,855
2.50%, 08/01/2052(1)	1,135,000	1,136,952
2.50%, 08/01/2052(1)	7,145,000	7,156,289
Mission Economic Development Corp.
1.50%, 05/01/2050(1)	2,100,000	2,099,853
2.50%, 08/01/2020	3,000,000	3,003,720
4.63%, 10/01/2031(2)	3,955,000	4,145,868
Montgomery County Toll Road Authority
5.00%, 09/15/2032	50,000	54,525
5.00%, 09/15/2033	270,000	293,053
5.00%, 09/15/2034	55,000	59,527
5.00%, 09/15/2035	1,145,000	1,235,936
5.00%, 09/15/2036	75,000	80,757
5.00%, 09/15/2037	1,245,000	1,337,952
5.00%, 09/15/2038	125,000	134,030
5.00%, 09/15/2043	380,000	404,347
5.00%, 09/15/2048	1,070,000	1,132,563
New Hope Cultural Education Facilities Finance Corp.
5.00%, 08/15/2024	730,000	854,348
5.00%, 08/15/2026	200,000	246,584
5.00%, 08/15/2027	375,000	474,124
5.00%, 04/01/2029	1,000,000	998,450
5.00%, 08/15/2030	3,500,000	4,360,405
5.00%, 04/01/2031	335,000	327,891
5.00%, 10/01/2031	160,000	153,602
5.00%, 11/01/2031	1,750,000	1,870,033
5.00%, 10/01/2034	185,000	170,934
5.00%, 07/01/2035	2,100,000	1,777,440
5.00%, 04/01/2036	820,000	776,278
5.00%, 10/01/2039	250,000	221,405
5.00%, 11/01/2040	1,100,000	1,147,795
5.00%, 07/01/2047	1,075,000	880,403
5.00%, 04/01/2048	1,250,000	1,130,262
5.00%, 07/01/2058	275,000	309,260
5.25%, 10/01/2049	575,000	498,151
5.50%, 11/15/2052	250,000	187,073
Newark Higher Education Finance Corp.
5.00%, 04/01/2029	505,000	579,548
North East Independent School District
1.42%, 08/01/2040(1)	460,000	460,327
North Texas Municipal Water District Upper East Fork Wastewater Interceptor Sys
5.00%, 06/01/2027	1,025,000	1,316,910
5.00%, 06/01/2028	1,050,000	1,341,690
5.00%, 06/01/2029	600,000	763,710

North Texas Tollway Authority
5.00%, 01/01/2023	235,000	259,952
5.00%, 01/01/2025	860,000	1,012,770
5.00%, 01/01/2030	75,000	89,308
5.00%, 01/01/2030	6,250,000	7,043,750
5.00%, 01/01/2031	105,000	124,655
5.00%, 01/01/2031	500,000	594,470
5.00%, 01/01/2031	1,100,000	1,344,508
5.00%, 01/01/2031	1,900,000	2,133,662
5.00%, 01/01/2032	1,100,000	1,336,764
5.00%, 01/01/2033	500,000	591,110
5.00%, 01/01/2033	1,250,000	1,510,300
5.00%, 01/01/2033	3,150,000	3,606,309
5.00%, 01/01/2034	1,400,000	1,685,110
5.00%, 01/01/2035	1,500,000	1,799,955
5.00%, 01/01/2036	550,000	641,394
5.00%, 01/01/2039	170,000	196,714
5.00%, 01/01/2040	2,000,000	2,145,780
5.50%, 09/01/2041	5,840,000	6,188,298
Northside Independent School District
1.60%, 08/01/2049(1)	15,135,000	15,592,228
Old Spanish Trail-Alemda Corridors Redevelopment Authority
4.00%, 09/01/2033	1,360,000	1,591,513
Pasadena Independent School District
1.50%, 02/15/2044(1)	4,295,000	4,422,046
Permanent University Fund - University of Texas System
5.00%, 07/01/2029	235,000	288,681
Pflugerville Independent School District
2.50%, 02/15/2039(1)	7,500,000	7,912,425
Plano Independent School District
5.00%, 02/15/2022	1,000,000	1,076,720
Port Beaumont Navigation District
4.00%, 01/01/2050(2)	1,035,000	986,707
Port of Port Arthur Navigation District
1.95%, 11/01/2040(1)	15,000,000	15,000,000
Rockwall Independent School District
0.00%, 02/15/2024	1,005,000	979,684
San Antonio Water System
5.00%, 05/15/2032	3,000,000	3,359,580
Southwest Houston Redevelopment Authority
4.00%, 09/01/2031	400,000	468,084
4.00%, 09/01/2032	400,000	463,516
4.00%, 09/01/2033	425,000	487,739
4.00%, 09/01/2034	355,000	406,003
4.00%, 09/01/2035	225,000	256,064
4.00%, 09/01/2036	700,000	793,660
5.00%, 09/01/2028	350,000	433,745
5.00%, 09/01/2029	345,000	433,976
5.00%, 09/01/2030	300,000	381,858
State of Texas
1.85%, 08/01/2029(1)	1,155,000	1,155,959
2.25%, 08/01/2029(1)	4,295,000	4,301,485
4.00%, 08/27/2020	10,100,000	10,159,186
4.00%, 08/01/2021	1,240,000	1,287,393
4.00%, 10/01/2032	1,200,000	1,333,176
5.00%, 08/01/2025	2,035,000	2,316,563
5.00%, 08/01/2026	1,000,000	1,185,760
5.00%, 04/01/2027	5,000,000	6,187,550
5.00%, 04/01/2039	10,000,000	11,729,500
5.50%, 08/01/2026	1,000,000	1,266,470
5.50%, 08/01/2032	1,000,000	1,262,420
Tarrant County Cultural Education Facilities Finance Corp.
0.15%, 10/01/2041(1)	1,000,000	1,000,000
5.00%, 11/15/2022	300,000	321,153
5.00%, 07/01/2026	1,775,000	2,143,739
5.00%, 11/15/2035	1,015,000	840,684
5.00%, 11/15/2035	1,750,000	1,792,910

5.00%, 11/15/2037	4,400,000	5,146,900
5.00%, 11/15/2040	1,800,000	1,826,118
5.00%, 11/15/2040	1,650,000	1,827,870
5.00%, 11/15/2045	1,175,000	879,934
5.00%, 11/15/2046	1,615,000	1,773,448
5.75%, 12/01/2054	530,708	501,174
Texas A&M University
3.00%, 05/15/2028	2,300,000	2,565,535
Texas Department of Housing & Community Affairs
2.95%, 07/01/2036	1,660,155	1,723,872
3.50%, 03/01/2051	6,765,000	7,488,043
4.00%, 03/01/2050	1,770,000	1,989,161
Texas Municipal Gas Acquisition & Supply Corp. I
5.25%, 12/15/2022	450,000	491,040
5.25%, 12/15/2025	3,000,000	3,547,110
6.25%, 12/15/2026	7,385,000	8,583,142
Texas Municipal Gas Acquisition & Supply Corp. III
5.00%, 12/15/2029	5,000,000	5,337,350
5.00%, 12/15/2032	3,000,000	3,180,840
Texas Municipal Power Agency
5.00%, 09/01/2033	920,000	926,256
5.00%, 09/01/2034	945,000	951,379
5.00%, 09/01/2035	1,200,000	1,208,016
Texas Private Activity Bond Surface Transportation Corp.
5.00%, 12/31/2050	2,410,000	2,506,521
5.00%, 12/31/2055	2,755,000	2,859,167
Texas Public Finance Authority
5.00%, 02/01/2028	2,300,000	2,991,886
Texas State University System
5.00%, 03/15/2026	800,000	990,856
5.00%, 03/15/2029	610,000	767,612
5.00%, 03/15/2032	1,325,000	1,638,137
Texas Transportation Commission
0.00%, 08/01/2034	1,060,000	617,418
0.00%, 08/01/2037	725,000	359,114
0.00%, 08/01/2038	800,000	374,856
0.00%, 08/01/2039	710,000	315,240
0.00%, 08/01/2040	1,500,000	629,415
5.00%, 08/01/2057	2,930,000	3,275,799
Texas Transportation Commission State Highway Fund
5.00%, 10/01/2023	5,020,000	5,765,169
Texas Water Development Board
4.00%, 08/01/2034	5,090,000	6,358,021
4.00%, 08/01/2035	5,400,000	6,705,882
Travis County Health Facilities Development Corp.
7.00%, 11/01/2030	55,000	55,716
University of Houston
5.00%, 02/15/2030	860,000	1,042,045
University of Texas Revenues
4.00%, 08/15/2036	10,785,000	11,824,458
University of Texas System
5.00%, 08/15/2021	505,000	531,856
Uptown Development Authority
5.00%, 09/01/2033	715,000	822,994
Viridian Municipal Management District
4.00%, 12/01/2029	520,000	577,502
4.00%, 12/01/2031	560,000	616,370
4.00%, 12/01/2032	580,000	633,459
4.00%, 12/01/2033	605,000	658,349

Total Texas		583,731,255

Utah – 0.28%
Salt Lake City Corp. Airport Revenue
5.00%, 07/01/2025	1,000,000	1,185,220
5.00%, 07/01/2026	1,700,000	2,061,896
5.00%, 07/01/2026	3,000,000	3,638,640
5.00%, 07/01/2030	1,000,000	1,245,400
5.25%, 07/01/2048	3,000,000	3,592,830

State of Utah
5.00%, 07/01/2023	1,760,000	2,006,998
Utah Charter School Finance Authority
4.50%, 06/15/2027(2)	1,000,000	1,068,870
Utah Transit Authority
4.00%, 12/15/2031	2,880,000	3,210,077

Total Utah		18,009,931

Vermont – 0.07%
Vermont Educational & Health Buildings Financing Agency
5.00%, 10/15/2027	1,000,000	1,100,290
5.00%, 10/15/2029	890,000	965,383
Vermont Student Assistance Corp.
5.00%, 06/15/2025	800,000	905,800
5.00%, 06/15/2026	500,000	573,390
5.00%, 06/15/2027	700,000	796,782

Total Vermont		4,341,645

Virgin Islands – 0.05%
Virgin Islands Public Finance Authority
5.00%, 10/01/2032	3,000,000	3,243,930

Total Virgin Islands		3,243,930

Virginia – 1.49%
Arlington County Industrial Development Authority
5.00%, 07/01/2027	905,000	1,120,082
Chesapeake Bay Bridge & Tunnel District
5.00%, 11/01/2023	7,700,000	8,305,682
5.00%, 07/01/2046	3,985,000	4,321,015
5.00%, 07/01/2051	1,345,000	1,453,125
City of Norfolk VA Water Revenue
5.00%, 11/01/2022	1,645,000	1,825,785
County of Botetourt VA
4.75%, 07/01/2023	80,000	80,367
6.00%, 07/01/2034	1,500,000	1,540,095
County of Loudoun VA
5.00%, 12/01/2023	825,000	956,340
Fairfax County Economic Development Authority
5.00%, 12/01/2042	1,290,000	1,319,167
Fairfax County Industrial Development Authority
5.00%, 05/15/2035	1,175,000	1,245,923
5.00%, 05/15/2044	975,000	1,079,539
Franklin County Industrial Development Authority
3.00%, 10/15/2023	2,000,000	2,013,640
Fredericksburg Economic Development Authority
5.00%, 06/15/2031	500,000	556,675
Hanover County Economic Development Authority
5.00%, 07/01/2042	1,120,000	1,121,053
5.00%, 07/01/2047	2,080,000	2,079,896
Norfolk Redevelopment & Housing Authority
4.00%, 01/01/2025	3,870,000	3,847,980
5.00%, 01/01/2046	240,000	241,246
5.00%, 01/01/2049	500,000	503,105
Salem Economic Development Authority
5.00%, 04/01/2030	710,000	835,500
5.00%, 04/01/2031	400,000	466,212
5.00%, 04/01/2032	700,000	808,563
5.00%, 04/01/2033	350,000	401,236
5.00%, 04/01/2034	925,000	1,054,750
Stafford County Economic Development Authority
4.00%, 06/15/2037	50,000	54,325
5.00%, 06/15/2030	150,000	176,320
5.00%, 06/15/2033	150,000	173,465
5.00%, 06/15/2034	500,000	577,040
Tender Option Bond Trust Receipts/Certificates
0.48%, 10/01/2059(1)(2)	3,400,000	3,400,000
Tobacco Settlement Financing Corp.
0.00%, 06/01/2047	3,000,000	550,530
Virginia College Building Authority
5.00%, 02/01/2023	700,000	784,189
5.00%, 09/01/2023	1,000,000	1,144,890
5.00%, 02/01/2024	2,475,000	2,875,257

5.00%, 02/01/2026	1,000,000	1,236,380
5.00%, 02/01/2030	1,500,000	1,939,395
5.00%, 07/01/2030(2)	500,000	507,945
5.00%, 07/01/2045(2)	500,000	492,980
5.00%, 07/01/2045(2)	1,000,000	985,960
5.25%, 07/01/2035(2)	1,000,000	1,022,010
Virginia Commonwealth Transportation Board
5.00%, 09/15/2022	1,000,000	1,080,480
5.00%, 09/15/2023	2,500,000	2,872,400
Virginia Port Authority
5.00%, 07/01/2023	1,000,000	1,127,830
Virginia Public Building Authority
5.00%, 08/01/2022	1,050,000	1,153,982
5.00%, 08/01/2022	1,490,000	1,637,555
Virginia Public School Authority
5.00%, 08/01/2022	2,505,000	2,748,661
5.00%, 08/01/2022	3,275,000	3,597,882
Virginia Small Business Financing Authority
5.00%, 07/01/2034	1,000,000	1,029,070
5.00%, 01/01/2040	3,540,000	3,642,908
5.00%, 01/01/2040	4,135,000	4,255,204
5.00%, 01/01/2048(1)(2)	500,000	510,590
5.00%, 12/31/2049	3,105,000	3,436,366
5.00%, 12/31/2052	880,000	971,027
5.00%, 12/31/2056	4,455,000	4,898,317
5.50%, 01/01/2042	6,590,000	6,898,939
Wise County Industrial Development Authority
1.20%, 11/01/2040(1)	3,285,000	3,293,114
York County Economic Development Authority
1.90%, 05/01/2033(1)	600,000	619,092

Total Virginia		96,871,079

Washington – 3.26%
Adams County Public Hospital District No 2
5.13%, 12/01/2044	1,000,000	1,102,240
Auburn School District No 408 of King & Pierce Counties
5.00%, 12/01/2033	2,000,000	2,521,060
Central Puget Sound Regional Transit Authority
5.00%, 11/01/2035	960,000	1,145,338
Chelan County Public Utility District No 1
4.00%, 07/01/2035	750,000	905,505
City of Kent WA
5.00%, 12/01/2027	695,000	866,526
City of Seattle WA Municipal Light & Power Revenue
0.62% (SIFMA Municipal Swap Index Yield + 0.49%), 11/01/2046(3)	5,000,000	4,942,750
4.00%, 01/01/2032	3,385,000	4,007,874
City of Tacoma WA Electric System Revenue
5.00%, 01/01/2039	675,000	816,554
City of Tacoma WA Solid Waste Utility Revenue
5.00%, 12/01/2031	460,000	564,259
Clark County Public Utility District No 1
5.00%, 01/01/2022	425,000	454,550
5.00%, 01/01/2023	375,000	418,087
5.00%, 01/01/2023	750,000	836,175
5.00%, 01/01/2024	395,000	457,509
East Pierce Fire & Rescue
5.00%, 12/01/2029	635,000	837,838
5.00%, 12/01/2031	925,000	1,205,737
Energy Northwest
4.00%, 07/01/2044	8,000,000	8,347,920
5.00%, 07/01/2028	15,000,000	19,765,500
5.00%, 07/01/2034	6,890,000	9,254,579
King & Snohomish Counties School District No 417 Northshore
4.00%, 12/01/2033	5,500,000	6,077,720
King County Housing Authority
4.00%, 06/01/2026	450,000	517,878
4.00%, 06/01/2027	620,000	722,610
4.00%, 06/01/2028	1,115,000	1,315,555
4.00%, 06/01/2029	840,000	1,003,926

4.00%, 06/01/2030	400,000	482,888
4.00%, 06/01/2031	650,000	776,080
4.00%, 11/01/2031	1,640,000	1,997,454
4.00%, 06/01/2032	625,000	740,200
4.00%, 11/01/2032	1,705,000	2,061,294
4.00%, 06/01/2033	500,000	588,050
4.00%, 06/01/2034	525,000	615,363
4.00%, 06/01/2035	735,000	857,429
5.00%, 11/01/2027	1,000,000	1,274,270
5.00%, 11/01/2028	1,430,000	1,866,193
5.00%, 11/01/2029	750,000	999,255
King County Public Hospital District No 1
5.00%, 12/01/2032	4,500,000	5,223,870
King County School District No 414 Lake Washington
5.00%, 12/01/2035	1,600,000	2,029,248
5.00%, 12/01/2036	3,205,000	4,050,864
5.00%, 12/01/2037	1,425,000	1,796,027
5.00%, 12/01/2038	865,000	1,087,400
Pierce County School District No 10 Tacoma
5.00%, 12/01/2034	2,800,000	3,285,436
Port of Seattle WA
5.00%, 07/01/2024	595,000	658,326
5.00%, 04/01/2029	5,050,000	6,316,641
5.00%, 04/01/2030	2,000,000	2,247,320
5.00%, 04/01/2034	1,000,000	1,109,430
5.00%, 04/01/2036	3,130,000	3,775,469
5.00%, 01/01/2037	3,500,000	4,265,240
Skagit County Public Hospital District No 1
5.00%, 12/01/2020	1,750,000	1,775,515
Snohomish County Housing Authority
5.00%, 04/01/2031	1,135,000	1,434,436
State of Washington
5.00%, 09/01/2021	2,670,000	2,816,983
5.00%, 08/01/2027	235,000	294,803
5.00%, 08/01/2027	550,000	671,110
5.00%, 08/01/2028	235,000	294,009
5.00%, 08/01/2030	235,000	291,170
5.00%, 08/01/2030	1,830,000	2,334,714
5.00%, 06/01/2034	660,000	844,760
5.00%, 07/01/2036	1,505,000	1,919,342
Thurston & Pierce Counties Community Schools
5.00%, 12/01/2029	675,000	893,808
5.00%, 12/01/2031	1,100,000	1,435,896
Tobacco Settlement Authority
5.00%, 06/01/2023	500,000	554,545
5.00%, 06/01/2024	1,000,000	1,106,360
Washington Health Care Facilities Authority
1.18% (SIFMA Municipal Swap Index Yield + 1.05%), 01/01/2042(3)	5,000,000	5,013,950
5.00%, 08/15/2022	1,200,000	1,306,812
5.00%, 08/15/2023	650,000	733,850
5.00%, 10/01/2024	465,000	507,301
5.00%, 07/01/2025	360,000	423,806
5.00%, 08/01/2028	1,005,000	1,232,009
5.00%, 07/01/2029	115,000	140,220
5.00%, 07/01/2030	410,000	496,686
5.00%, 08/01/2030	3,500,000	4,328,135
5.00%, 08/15/2030	1,000,000	1,085,590
5.00%, 08/15/2031	845,000	912,710
5.00%, 09/01/2031	185,000	238,434
5.00%, 08/15/2032	385,000	413,448
5.00%, 09/01/2032	180,000	229,397
5.00%, 09/01/2033	225,000	284,517
5.00%, 07/01/2034	105,000	124,630
5.00%, 09/01/2034	450,000	568,062
5.00%, 09/01/2035	365,000	458,929
5.00%, 10/01/2038	11,320,000	12,715,077
5.00%, 07/01/2042	2,415,000	2,805,457
5.00%, 08/01/2049(1)	10,000,000	11,526,100

Washington Higher Education Facilities Authority
4.00%, 05/01/2045	1,000,000	1,100,240
4.00%, 05/01/2050	950,000	1,035,453
5.00%, 05/01/2025	100,000	115,707
5.00%, 05/01/2026	375,000	442,770
5.00%, 05/01/2028	420,000	515,344
5.00%, 05/01/2029	180,000	224,624
5.00%, 10/01/2029	1,855,000	2,077,878
5.00%, 10/01/2033	735,000	804,296
Washington State Housing Finance Commission
0.68% (SIFMA Municipal Swap Index Yield + 0.55%), 12/01/2048(3)	10,000,000	9,937,400
1.55%, 07/01/2022(1)	10,000,000	10,172,000
2.38%, 01/01/2026(2)	600,000	550,074
4.00%, 07/01/2026(2)	1,155,000	1,126,125
5.00%, 01/01/2024(2)	180,000	186,296
5.00%, 01/01/2025(2)	375,000	390,765
5.00%, 01/01/2026(2)	300,000	314,220
5.00%, 07/01/2031(2)	1,000,000	1,007,720
5.00%, 07/01/2053(2)	400,000	379,600
5.00%, 01/01/2055(2)	775,000	741,892
Washington State University
5.00%, 04/01/2029	1,285,000	1,469,128
Yakima County School District No 208 West Valley
5.00%, 12/01/2030	1,000,000	1,316,480

Total Washington		212,312,020

West Virginia – 0.20%
Monongalia County Commission Special District
5.50%, 06/01/2037(2)	200,000	206,012
5.75%, 06/01/2043(2)	200,000	206,426
Ohio County Board of Education
3.00%, 06/01/2028	2,150,000	2,449,409
State of West Virginia
5.00%, 12/01/2036	2,910,000	3,685,486
West Virginia Economic Development Authority
1.70%, 01/01/2041(1)	1,515,000	1,515,803
5.00%, 07/01/2045(1)	900,000	918,873
5.38%, 12/01/2038	885,000	897,346
West Virginia Hospital Finance Authority
5.00%, 01/01/2031	620,000	762,761
West Virginia State School Building Authority Lottery Revenue
5.00%, 07/01/2022	695,000	759,364
5.00%, 07/01/2024	500,000	588,775
5.00%, 07/01/2032	940,000	1,149,827

Total West Virginia		13,140,082

Wisconsin – 1.74%
Milwaukee Redevelopment Authority
5.00%, 11/15/2031	570,000	696,979
5.00%, 11/15/2032	500,000	610,020
Public Finance Authority
3.00%, 04/01/2025(2)	425,000	409,806
4.00%, 08/01/2035(7)	6,250,000	5,832,250
4.13%, 05/01/2026(2)	750,000	751,777
5.00%, 05/15/2021(2)	185,000	185,313
5.00%, 12/01/2025	1,000,000	1,133,420
5.00%, 05/15/2028(2)	200,000	211,900
5.00%, 05/01/2029(2)	2,330,000	2,428,000
5.00%, 06/15/2034	500,000	583,890
5.00%, 07/01/2035	5,000,000	6,069,600
5.00%, 06/15/2037(2)	1,130,000	1,147,368
5.00%, 07/01/2037	825,000	881,199
5.00%, 06/15/2039(2)	410,000	416,736
5.00%, 06/15/2039	500,000	572,225
5.00%, 04/01/2040(2)	400,000	406,140
5.00%, 01/01/2042	600,000	580,806
5.00%, 10/01/2043(2)	170,000	169,524
5.00%, 10/01/2048(2)	705,000	694,453
5.00%, 06/15/2049(2)	420,000	421,705
5.00%, 06/15/2049(2)	750,000	754,200

5.00%, 06/15/2049	1,100,000	1,238,050
5.00%, 04/01/2050(2)	550,000	549,956
5.00%, 10/01/2053(2)	1,175,000	1,147,000
5.00%, 06/15/2054(2)	455,000	455,682
5.00%, 05/01/2055(2)	2,000,000	1,959,440
5.20%, 06/01/2037	500,000	478,360
5.25%, 05/15/2037(2)	500,000	523,725
5.25%, 05/15/2042(2)	60,000	62,343
5.25%, 10/01/2043	2,105,000	2,229,363
5.25%, 05/15/2047(2)	60,000	61,986
5.25%, 10/01/2048	2,105,000	2,218,249
5.25%, 05/15/2052(2)	115,000	118,466
5.30%, 06/01/2047	500,000	463,560
State of Wisconsin
5.00%, 05/01/2023	2,000,000	2,265,540
5.00%, 05/01/2023	4,000,000	4,531,080
5.00%, 05/01/2024	7,470,000	8,786,363
5.00%, 05/01/2025	5,335,000	6,434,810
5.00%, 05/01/2034	2,400,000	2,913,864
Tender Option Bond Trust Receipts/Certificates
0.33%, 01/01/2026(1)(2)	9,020,000	9,020,000
Village of Mukwonago WI Waterworks System & Sewer System Revenue
3.38%, 06/01/2021	3,190,000	3,197,305
Wisconsin Health & Educational Facilities Authority
0.78% (SIFMA Municipal Swap Index Yield + 0.65%), 08/15/2054(3)	4,000,000	3,981,760
0.89%, 02/15/2053(1)	3,500,000	3,500,000
2.55%, 11/01/2027	390,000	366,460
2.83%, 11/01/2028	605,000	571,913
4.00%, 02/15/2025	270,000	312,296
4.00%, 02/15/2026	510,000	598,414
4.00%, 02/15/2031	460,000	539,746
4.00%, 02/15/2033	550,000	645,348
5.00%, 05/01/2022	550,000	589,792
5.00%, 10/01/2022	330,000	355,855
5.00%, 12/01/2022	560,000	613,004
5.00%, 11/01/2024	155,000	160,850
5.00%, 04/01/2025	2,000,000	2,378,260
5.00%, 04/01/2026	1,000,000	1,220,510
5.00%, 02/15/2027	300,000	367,128
5.00%, 04/01/2027	1,700,000	2,127,499
5.00%, 10/01/2027	580,000	702,409
5.00%, 11/01/2027	100,000	104,420
5.00%, 04/01/2028	900,000	1,154,907
5.00%, 10/01/2028	700,000	863,457
5.00%, 11/01/2029	760,000	794,542
5.00%, 04/01/2030	1,670,000	2,128,599
5.00%, 12/15/2033	1,450,000	1,806,903
5.00%, 09/01/2036	335,000	380,989
5.00%, 09/15/2037	650,000	657,378
5.00%, 09/15/2050	645,000	650,076
5.00%, 08/15/2054(1)	1,260,000	1,349,397
Wisconsin Housing & Economic Development Authority
1.55%, 11/01/2038(1)	1,750,000	1,755,792
1.60%, 11/01/2048(1)	6,000,000	6,066,060
3.50%, 09/01/2050	2,525,000	2,766,971

Total Wisconsin		113,123,188

Total Municipal Bonds (Cost: $6,114,751,757)		6,296,574,619

	Shares	Value
SHORT-TERM INVESTMENTS – 3.34%
Money Market Funds – 3.27%
Fidelity Institutional Money Market Government Fund—Class I, 0.10%(6)	213,054,213	213,054,213

Total Money Market Funds (Cost: $213,054,213)		213,054,213

	Principal Amount	Value
Time Deposits – 0.07%
BNP Paribas, Paris, 0.01% due 07/01/2020	$184,875	184,875
Citibank, New York, 0.01% due 07/01/2020	4,800,976	4,800,976

Total Time Deposits (Cost: $4,985,851)		4,985,851

Total Short-Term Investments (Cost: $218,040,064)		218,040,064

TOTAL INVESTMENTS IN SECURITIES – 99.91% (Cost: $6,332,791,821)		6,514,614,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.09%		5,826,662

TOTAL NET ASSETS – 100.00%		$6,520,441,345

Percentages are stated as a percent of net assets.

(1)	Adjustable rate security. The rate reported is the rate in effect as of June 30, 2020.
(2)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities total $202,146,973, which represents 3.10% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.
(4)	Amount calculated is less than 0.005%.
(5)	Security in default as of June 30, 2020. The value of these securities total $16,913,532, which represents 0.26% of total net assets.
(6)	Represents annualized seven-day yield as of the close of the reporting period.
(7)	Security that is restricted at June 30, 2020. The value of the restricted security totals $5,832,250, which represents 0.09% of total net assets.

The accompanying notes are an integral part of this Schedule of Investments.

MUNICIPAL BONDS	Percentage of Net Assets
Education	8.79%
General Obligation	16.73%
General Revenue	26.41%
Healthcare	15.66%
Housing	4.67%
Transportation	15.60%
Utilities	8.71%

Total Municipal Bonds	96.57%

SHORT-TERM INVESTMENTS	3.34%

TOTAL INVESTMENTS	99.91%
Other Assets In Excess Of Liabilities	0.09%

TOTAL NET ASSETS	100%

The accompanying notes are an integral part of this Schedule of Investments.

Bridge Builder Large Cap Growth Fund

Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 97.99%
Communication Services – 11.03%
Activision Blizzard, Inc.	28,120	$2,134,308
Alphabet, Inc. - Class A(1)	259,545	368,047,787
Alphabet, Inc. - Class C(1)	228,204	322,591,456
Altice USA, Inc. - Class A(1)	29,573	666,575
Cable One, Inc.	464	823,530
Charter Communications, Inc. - Class A(1)	12,524	6,387,741
Electronic Arts, Inc.(1)	452,927	59,809,010
Facebook, Inc. - Class A(1)	1,566,067	355,606,834
InterActiveCorp(1)	6,984	2,258,626
Liberty Media Corp.-Liberty SiriusXM - Class A(1)	880	30,378
Liberty Media Corp.-Liberty SiriusXM - Class C(1)	1,839	63,354
Live Nation Entertainment, Inc.(1)	12,963	574,650
Match Group, Inc.(1)	1,009,473	108,064,085
Netflix, Inc.(1)	290,016	131,968,881
Nexstar Media Group, Inc. - Class A	2,727	228,223
Pinterest, Inc. - Class A(1)	30,483	675,808
Roku, Inc. - Class A(1)	9,297	1,083,379
Sirius XM Holdings, Inc.	64,873	380,805
Spotify Technology SA(1)	129,353	33,397,651
Take-Two Interactive Software, Inc.(1)	9,506	1,326,752
Tencent Holdings Ltd.	741,584	47,519,155
Walt Disney Co.	358,893	40,020,158
World Wrestling Entertainment, Inc. - Class A	4,195	182,273
Zillow Group, Inc. - Class A(1)	578	33,223
Zillow Group, Inc. - Class C(1)	1,362	78,465
Zynga, Inc. - Class A(1)	66,726	636,566

Total Communication Services		1,484,589,673

Consumer Discretionary – 14.86%
Alibaba Group Holding Ltd. - ADR(1)	246,778	53,230,015
Amazon.com, Inc.(1)	205,582	567,163,733
Aptiv Plc	361,412	28,161,223
AutoZone, Inc.(1)	1,298	1,464,300
Best Buy Co., Inc.	3,760	328,135
Booking Holdings, Inc.(1)	3,783	6,023,822
Bright Horizons Family Solutions, Inc.(1)	3,657	428,600
Burlington Stores, Inc.(1)	5,315	1,046,683
CarMax, Inc.(1)	1,115	99,848
Carvana Co. - Class A(1)	4,996	600,519
Chegg, Inc.(1)	11,065	744,232
Chipotle Mexican Grill, Inc. - Class A(1)	2,597	2,732,979
Dollar General Corp.	422,038	80,402,459
Dollar Tree, Inc.(1)	410,281	38,024,843
Domino’s Pizza, Inc.	3,561	1,315,576
Dunkin’ Brands Group, Inc.	7,017	457,719
eBay, Inc.	56,635	2,970,506
Etsy, Inc.(1)	10,788	1,146,009
Expedia Group, Inc.	1,384	113,765
Five Below, Inc.(1)	4,989	533,374
Floor & Decor Holdings, Inc. - Class A(1)	7,422	427,878
Frontdoor, Inc.(1)	1,314	58,250
GrubHub, Inc.(1)	807	56,732
H&R Block, Inc.	12,395	177,001
Home Depot, Inc.	512,258	128,325,752
Kering SA	48,748	26,651,471
Las Vegas Sands Corp.	13,213	601,720
Lowes Companies, Inc.	971,737	131,301,103
Lululemon Athletica, Inc.(1)	283,299	88,392,121
Mattel, Inc.(1)	19,374	187,347
McDonald’s Corp.	742,304	136,932,819
MercadoLibre, Inc.(1)	51,499	50,766,169
NIKE, Inc. - Class B	2,413,363	236,630,242

NVR, Inc.(1)	31	101,021
Ollie’s Bargain Outlet Holdings, Inc.(1)	4,272	417,161
O’Reilly Automotive, Inc.(1)	6,796	2,865,669
Peloton Interactive, Inc. - Class A(1)	2,171	125,419
Planet Fitness, Inc. - Class A(1)	4,160	251,971
Polaris Industries, Inc.	547	50,625
Pool Corp.	3,543	963,235
Ross Stores, Inc.	607,860	51,813,986
Starbucks Corp.	763,145	56,159,841
Tempur Sealy International, Inc.(1)	3,702	266,359
Tesla, Inc.(1)	127,481	137,655,259
TJX Companies, Inc.	89,849	4,542,765
Tractor Supply Co.	10,565	1,392,361
Ulta Beauty, Inc.(1)	4,578	931,257
Vail Resorts, Inc.	292	53,188
VF Corp.	1,732	105,548
Wayfair, Inc. - Class A(1)	5,487	1,084,286
Wendy’s Co.	16,386	356,887
Williams-Sonoma, Inc.	1,263	103,579
Wynn Resorts Ltd.	2,210	164,623
Yum China Holdings, Inc.	2,274	109,311
Yum! Brands, Inc.	1,773,793	154,160,350

Total Consumer Discretionary		2,001,171,646

Consumer Staples – 3.40%
Altria Group, Inc.	75,365	2,958,076
Beyond Meat Inc.(1)	3,758	503,497
Boston Beer Inc. - Class A(1)	792	425,027
Brown-Forman Corp. - Class A	3,755	216,175
Brown-Forman Corp. - Class B	14,067	895,505
Campbell Soup Co.	7,800	387,114
Church & Dwight Co., Inc.	22,994	1,777,436
Clorox Co.	8,133	1,784,136
Coca-Cola Co.	2,835,586	126,693,983
Costco Wholesale Corp.	36,014	10,919,805
Energizer Holdings, Inc.	4,499	213,658
Estee Lauder Companies, Inc. - Class A	18,342	3,460,769
Grocery Outlet Holding Corp.(1)	3,394	138,475
Herbalife Nutrition Ltd.(1)	1,078	48,488
Hershey Co.	10,413	1,349,733
Kellogg Co.	7,932	523,988
Kimberly-Clark Corp.	382,288	54,036,409
Lamb Weston Holdings, Inc.	3,080	196,904
McCormick & Co., Inc.	6,280	1,126,695
Mondelez International, Inc. - Class A	1,491,845	76,278,035
Monster Beverage Corp.(1)	34,343	2,380,657
PepsiCo, Inc.	94,107	12,446,592
Pilgrim’s Pride Corp.(1)	2,439	41,195
Procter & Gamble Co.	1,311,734	156,844,034
Reynolds Consumer Products, Inc.	1,218	42,313
Sprouts Farmers Market, Inc.(1)	9,080	232,357
Sysco Corp.	32,327	1,766,994

Total Consumer Staples		457,688,050

Energy – 0.72%
Cheniere Energy, Inc.(1)	21,149	1,021,920
ConocoPhillips	1,896,721	79,700,217
EOG Resources, Inc.	310,199	15,714,681
Equitrans Midstream Corp.	4,197	34,877

Total Energy		96,471,695

Financials – 4.72%
Alleghany Corp.	142	69,458
American Express Co.	325,031	30,942,951
AON Plc-CLASS A - Class A	21,242	4,091,209
Apollo Global Management, Inc. - Class A	7,733	386,031
Ares Management Corp. - Class A	8,963	355,831
Axis Capital Holdings Ltd.	1,024	41,533
Bank of America Corp.	5,715,715	135,748,231
Brown & Brown, Inc.	936	38,151
Carlyle Group, Inc.	1,000	27,900

CBOE Global Markets, Inc.	2,121	197,847
Commerce Bancshares, Inc.	691,236	41,107,805
Credit Acceptance Corp.(1)	61	25,560
Erie Indemnity Co. - Class A	1,352	259,449
FactSet Research Systems, Inc.	3,394	1,114,827
Goldman Sachs Group, Inc.	143,123	28,283,967
Intercontinental Exchange, Inc.	1,959,543	179,494,139
JPMorgan Chase & Co.	902,893	84,926,116
LendingTree, Inc.(1)	657	190,221
Lincoln National Corp.	2,183	80,313
LPL Financial Holdings, Inc.	567	44,453
MarketAxess Holdings, Inc.	3,451	1,728,675
Marsh & McLennan Companies, Inc.	648,592	69,639,323
Moody’s Corp.	15,096	4,147,324
Morningstar, Inc.	1,711	241,200
MSCI, Inc. - Class A	7,687	2,566,074
Primerica, Inc.	2,183	254,538
RenaissanceRe Holdings Ltd.	1,224	209,341
S&P Global, Inc.	143,427	47,256,328
SLM Corp.	7,900	55,537
T Rowe Price Group, Inc.	5,255	648,992
The Progressive Corp.	15,574	1,247,633
Tradeweb Markets, Inc. - Class A	6,377	370,759
Virtu Financial, Inc. - Class A	5,101	120,384

Total Financials		635,912,100

Healthcare – 17.81%
10X Genomics, Inc. - Class A(1)	4,972	444,049
Abbott Laboratories	2,147,247	196,322,793
AbbVie, Inc.	153,249	15,045,987
ABIOMED, Inc.(1)	4,047	977,593
ACADIA Pharmaceuticals, Inc.(1)	9,995	484,458
Acceleron Pharma, Inc.(1)	3,944	375,745
Adaptive Biotechnologies Corp.(1)	6,500	314,470
Agilent Technologies, Inc.	2,333	206,167
Agios Pharmaceuticals, Inc.(1)	793	42,410
Alexion Pharmaceuticals, Inc.(1)	2,995	336,159
Align Technology, Inc.(1)	7,288	2,000,119
Alnylam Pharmaceuticals, Inc.(1)	10,446	1,547,157
Amedisys, Inc.(1)	2,888	573,384
AmerisourceBergen Corp. - Class A	6,394	644,323
Amgen, Inc.	54,496	12,853,427
Anthem, Inc.	5,938	1,561,575
AstraZeneca Plc - ADR	1,149,015	60,771,403
Avantor, Inc.(1)	37,643	639,931
Baxter International, Inc.	19,528	1,681,361
Becton Dickinson & Co.	593,487	142,003,634
Biogen, Inc.(1)	4,510	1,206,650
BioMarin Pharmaceutical, Inc.(1)	324,156	39,981,401
Bio-Techne Corp.	3,417	902,327
Bluebird Bio, Inc.(1)	2,646	161,512
Boston Scientific Corp.(1)	1,822,602	63,991,556
Bristol Myers Squibb Co.	76,247	4,483,324
Bruker Corp.	4,010	163,127
Cardinal Health, Inc.	26,741	1,395,613
Centene Corp.(1)	16,163	1,027,159
Cerner Corp.	28,451	1,950,316
Change Healthcare, Inc.(1)	16,279	182,325
Charles River Laboratories International, Inc.(1)	3,972	692,518
Chemed Corp.	1,416	638,715
Cigna Corp.	9,239	1,733,698
Danaher Corp.	1,459,378	258,061,812
DaVita, Inc.(1)	1,265	100,112
DexCom, Inc.(1)	8,522	3,454,819
Edwards Lifesciences Corp.(1)	57,257	3,957,031
Eli Lilly & Co.	77,955	12,798,652
Encompass Health Corp.	4,218	261,221
Exact Sciences Corp.(1)	11,807	1,026,501
Exelixis, Inc.(1)	10,560	250,694

Global Blood Therapeutics, Inc.(1)	5,349	337,682
Guardant Health, Inc.(1)	6,788	550,710
Haemonetics Corp.(1)	4,247	380,361
HCA Healthcare, Inc.	12,708	1,233,438
Hill-Rom Holdings, Inc.	713	78,273
Hologic, Inc.(1)	16,361	932,577
Horizon Therapeutics Plc(1)	15,545	863,991
Humana, Inc.	167,177	64,822,882
ICU Medical, Inc.(1)	532	98,053
IDEXX Laboratories, Inc.(1)	7,838	2,587,794
Illumina, Inc.(1)	467,203	173,028,631
Immunomedics, Inc.(1)	18,822	667,052
Incyte Corp.(1)	17,035	1,771,129
Insulet Corp.(1)	5,761	1,119,132
Intuitive Surgical, Inc.(1)	305,021	173,810,116
Ionis Pharmaceuticals, Inc.(1)	5,874	346,331
Iovance Biotherapeutics, Inc.(1)	12,362	339,337
IQVIA Holdings, Inc.(1)	270,806	38,421,955
Johnson & Johnson	1,481,593	208,356,424
Laboratory Corp. of America Holdings(1)	201,474	33,466,846
Livongo Health, Inc.(1)	4,924	370,236
Masimo Corp.(1)	4,399	1,002,928
McKesson Corp.	11,273	1,729,504
Medtronic Plc	1,508,144	138,296,805
Merck & Co., Inc.	204,226	15,792,797
Mettler-Toledo International, Inc.(1)	2,078	1,673,933
Moderna, Inc.(1)	24,558	1,576,869
Molina Healthcare, Inc.(1)	2,896	515,430
Neurocrine Biosciences, Inc.(1)	8,407	1,025,654
Novocure Ltd.(1)	9,084	538,681
Penumbra, Inc.(1)	2,926	523,227
PerkinElmer, Inc.	1,923	188,627
Pfizer, Inc.	2,886,935	94,402,774
PPD, Inc.(1)	4,781	128,131
PRA Health Sciences, Inc.(1)	4,969	483,434
Quidel Corp.(1)	3,396	759,821
Reata Pharmaceuticals, Inc. - Class A(1)	1,939	302,523
Regeneron Pharmaceuticals, Inc.(1)	203,903	127,164,106
Repligen Corp.(1)	4,773	589,991
ResMed, Inc.	13,106	2,516,352
Sage Therapeutics, Inc.(1)	346	14,387
Sarepta Therapeutics, Inc.(1)	6,802	1,090,633
Seattle Genetics, Inc.(1)	11,362	1,930,631
STERIS Plc	364	55,852
Stryker Corp.	10,339	1,862,984
Syneos Health, Inc. - Class A(1)	612	35,649
Tandem Diabetes Care, Inc.(1)	4,762	471,057
Teladoc Health, Inc.(1)	6,102	1,164,506
Teleflex, Inc.	2,670	971,827
The Cooper Companies, Inc.	555	157,420
Thermo Fisher Scientific, Inc.	281,365	101,949,794
UnitedHealth Group, Inc.	697,530	205,736,473
Varian Medical Systems, Inc.(1)	1,045	128,033
Veeva Systems, Inc. - Class A(1)	12,403	2,907,511
Vertex Pharmaceuticals, Inc.(1)	171,897	49,903,418
Waters Corp.(1)	414	74,686
West Pharmaceutical Services, Inc.	6,709	1,524,084
Zoetis, Inc. - Class A	710,178	97,322,793

Total Healthcare		2,397,343,503

Industrials – 4.80%
3M Co.	34,278	5,347,025
Allegion Plc	5,538	566,094
Allison Transmission Holdings, Inc.	6,671	245,359
Armstrong World Industries, Inc.	1,611	125,594
Axon Enterprise, Inc.(1)	5,658	555,220
Boeing Co.	151,182	27,711,661
BWX Technologies, Inc.	5,492	311,067
Carrier Global Corp.	28,506	633,403

Caterpillar, Inc.	186,822	23,632,983
CH Robinson Worldwide, Inc.	1,902	150,372
Cintas Corp.	7,304	1,945,493
Copart, Inc.(1)	18,572	1,546,490
CoreLogic, Inc.	223	14,990
CoStar Group, Inc.(1)	3,580	2,544,199
Donaldson Co., Inc.	1,195	55,591
Equifax, Inc.	8,234	1,415,260
Expeditors International of Washington, Inc.	9,301	707,248
Fastenal Co.	42,458	1,818,901
Generac Holdings, Inc.(1)	5,428	661,836
Graco, Inc.	7,546	362,133
HEICO Corp.	3,573	356,049
HEICO Corp. - Class A	5,714	464,205
Honeywell International, Inc.	942,436	136,266,821
Huntington Ingalls Industries, Inc.	344	60,025
IAA, Inc.(1)	2,920	112,624
IHS Markit Ltd.	2,301,475	173,761,362
Illinois Tool Works, Inc.	13,001	2,273,225
JB Hunt Transport Services, Inc.	2,045	246,095
Landstar System, Inc.	2,893	324,913
Lincoln Electric Holdings, Inc.	2,221	187,097
Lockheed Martin Corp.	22,887	8,351,924
Mercury Systems, Inc.(1)	4,062	319,517
MSA Safety, Inc.	738	84,457
Nordson Corp.	4,443	842,882
Norfolk Southern Corp.	396,538	69,620,177
Northrop Grumman Corp.	13,282	4,083,418
Old Dominion Freight Line, Inc.	7,687	1,303,638
Quanta Services, Inc.	3,205	125,732
Rockwell Automation, Inc.	5,343	1,138,059
Rollins, Inc.	12,026	509,782
Roper Technologies, Inc.	1,333	517,551
Toro Co.	8,912	591,222
TransDigm Group, Inc.	1,060	468,573
TransUnion	16,295	1,418,317
Trex Co., Inc.(1)	5,285	687,420
Uber Technologies, Inc.(1)	1,218,347	37,866,225
Union Pacific Corp.	737,243	124,645,674
United Parcel Service, Inc. - Class B	43,043	4,785,521
Verisk Analytics, Inc. - Class A	14,800	2,518,960
Vertiv Holdings Co.(1)	18,211	246,941
Virgin Galactic Holdings, Inc.(1)	4,731	77,305
Waste Management, Inc.	4,985	527,961
WW Grainger, Inc.	2,987	938,396
XPO Logistics, Inc.(1)	415	32,059

Total Industrials		646,105,046

Information Technology – 35.18%
2U, Inc.(1)	1,583	60,091
Accenture Plc - Class A	287,093	61,644,609
Adobe Systems, Inc.(1)	500,734	217,974,518
Advanced Micro Devices, Inc.(1)	100,449	5,284,622
Adyen NV(1)(2)	43,473	63,274,701
Akamai Technologies, Inc.(1)	12,093	1,295,039
Alteryx, Inc. - Class A(1)	4,814	790,844
Amphenol Corp. - Class A	348,280	33,368,707
Analog Devices, Inc.	931,772	114,272,518
Anaplan, Inc.(1)	11,911	539,687
ANSYS, Inc.(1)	7,833	2,285,121
Apple, Inc.	1,502,470	548,101,056
Applied Materials, Inc.	84,862	5,129,908
Arista Networks, Inc.(1)	4,410	926,232
Aspen Technology, Inc.(1)	5,758	596,586
Atlassian Corp. Plc - Class A(1)	152,681	27,523,804
Autodesk, Inc.(1)	608,709	145,597,106
Automatic Data Processing, Inc.	34,265	5,101,716
Avalara, Inc.(1)	7,030	935,623
Bill.Com Holdings, Inc.(1)	1,469	132,518

Black Knight, Inc.(1)	13,201	957,865
Booz Allen Hamilton Holding Corp. - Class A	12,578	978,443
Broadcom, Inc.	34,261	10,813,114
Broadridge Financial Solutions, Inc.	10,460	1,319,947
CACI International, Inc. - Class A(1)	365	79,161
Cadence Design Systems, Inc.(1)	25,209	2,419,056
CDK Global, Inc.	1,413	58,526
CDW Corp.	222,082	25,801,487
Ceridian HCM Holding, Inc.(1)	6,819	540,542
Cisco Systems, Inc.	1,612,113	75,188,950
Citrix Systems, Inc.	3,064	453,196
Cloudflare, Inc. - Class A(1)	9,965	358,242
Cognex Corp.	15,056	899,144
Cognizant Technology Solutions Corp. - Class A	3,570	202,847
Coherent, Inc.(1)	1,821	238,515
CommScope Holding Co., Inc.(1)	2,956	24,623
Coupa Software, Inc.(1)	238,961	66,201,755
Crowdstrike Holdings, Inc. - Class A(1)	270,677	27,146,196
Datadog, Inc. - Class A(1)	13,936	1,211,735
Dell Technologies, Inc. - Class C(1)	853	46,864
DocuSign, Inc. - Class A(1)	16,363	2,817,872
Dolby Laboratories, Inc. - Class A	586	38,600
Dropbox, Inc. - Class A(1)	22,430	488,301
Dynatrace, Inc.(1)	13,879	563,487
Elastic NV(1)	5,423	500,055
Enphase Energy, Inc.(1)	9,656	459,336
Entegris, Inc.	11,563	682,795
EPAM Systems, Inc.(1)	4,858	1,224,265
Everbridge, Inc.(1)	3,134	433,620
Fair Isaac Corp.(1)	2,558	1,069,346
Fastly, Inc. - Class A(1)	6,658	566,796
Fidelity National Information Services, Inc.	200,755	26,919,238
FireEye, Inc.(1)	4,526	55,104
Fiserv, Inc.(1)	15,487	1,511,841
Five9, Inc.(1)	5,641	624,289
FleetCor Technologies, Inc.(1)	725,346	182,446,279
Fortinet, Inc.(1)	12,448	1,708,737
Gartner, Inc.(1)	7,909	959,599
Genpact Ltd.	6,669	243,552
Globant SA(1)	3,305	495,254
GoDaddy, Inc. - Class A(1)	15,132	1,109,630
Guidewire Software, Inc.(1)	1,442	159,846
HubSpot, Inc.(1)	3,958	887,977
Inphi Corp.(1)	4,369	513,357
Intuit, Inc.	348,509	103,224,881
IPG Photonics Corp.(1)	292	46,834
Jabil, Inc.	2,260	72,501
Jack Henry & Associates, Inc.	5,684	1,046,027
Keysight Technologies, Inc.(1)	5,746	579,082
KLA-Tencor Corp.	14,410	2,802,457
Lam Research Corp.	13,432	4,344,715
Leidos Holdings, Inc.	1,193	111,748
LogMeIn, Inc.	368	31,195
Lumentum Holdings, Inc.(1)	731	59,525
Manhattan Associates, Inc.(1)	5,230	492,666
Mastercard, Inc. - Class A	386,430	114,267,351
Maxim Integrated Products, Inc.	8,151	494,032
Medallia, Inc.(1)	7,484	188,896
Microchip Technology, Inc.	16,100	1,695,491
Microsoft Corp.	4,754,455	967,579,137
MKS Instruments, Inc.	3,756	425,329
MongoDB, Inc. - Class A(1)	3,820	864,619
Monolithic Power Systems, Inc.	3,978	942,786
Motorola Solutions, Inc.	1,586	222,246
NetApp, Inc.	10,968	486,650
New Relic, Inc.(1)	4,602	317,078
NortonLifeLock, Inc.	53,045	1,051,882
Nutanix, Inc. - Class A(1)	16,286	386,060

NVIDIA Corp.	268,442	101,983,800
Okta, Inc. - Class A(1)	10,711	2,144,664
Oracle Corp.	160,625	8,877,744
Pagerduty, Inc.(1)	6,260	179,161
Palo Alto Networks, Inc.(1)	79,996	18,372,681
Paychex, Inc.	23,181	1,755,961
Paycom Software, Inc.(1)	4,504	1,395,024
Paylocity Holding Corp.(1)	3,162	461,304
PayPal Holdings, Inc.(1)	1,575,186	274,444,657
Pegasystems, Inc.	3,370	340,943
Pluralsight, Inc. - Class A(1)	8,581	154,887
Proofpoint, Inc.(1)	5,175	575,046
PTC, Inc.(1)	137,680	10,710,127
Pure Storage, Inc. - Class A(1)	12,647	219,173
QUALCOMM, Inc.	104,116	9,496,420
RealPage, Inc.(1)	7,246	471,062
RingCentral, Inc. - Class A(1)	112,666	32,110,937
Salesforce.com, Inc.(1)	1,702,097	318,853,831
Science Applications International Corp.	684	53,133
ServiceNow, Inc.(1)	126,242	51,135,585
Shopify, Inc. - Class A(1)	125,533	119,155,924
Slack Technologies, Inc. - Class A(1)	34,275	1,065,610
Smartsheet, Inc. - Class A(1)	10,094	513,986
SolarEdge Technologies, Inc.(1)	4,465	619,653
Splunk, Inc.(1)	14,765	2,933,806
Square, Inc. - Class A(1)	33,451	3,510,348
SS&C Technologies Holdings, Inc.	4,292	242,412
StoneCo Ltd. - Class A(1)	14,185	549,811
Switch, Inc. - Class A	8,068	143,772
Synopsys, Inc.(1)	12,919	2,519,205
Teradata Corp.(1)	7,242	150,634
Teradyne, Inc.	15,120	1,277,791
Texas Instruments, Inc.	632,935	80,363,757
Trade Desk, Inc. - Class A(1)	68,042	27,659,073
Twilio, Inc. - Class A(1)	9,924	2,177,524
Tyler Technologies, Inc.(1)	3,581	1,242,177
Ubiquiti, Inc.	582	101,594
Universal Display Corp.	3,923	586,959
VeriSign, Inc.(1)	5,543	1,146,459
Visa, Inc. - Class A	2,184,709	422,020,238
VMware, Inc. - Class A(1)	7,223	1,118,554
Western Union Co.	7,233	156,377
WEX, Inc.(1)	340	56,103
Workday, Inc. - Class A(1)	1,184,675	221,960,708
Xilinx, Inc.	1,286,684	126,596,839
Zebra Technologies Corp. - Class A(1)	4,372	1,119,013
Zendesk, Inc.(1)	10,786	954,885
Zoom Video Communications, Inc. - Class A(1)	15,461	3,919,982
Zscaler, Inc.(1)	6,427	703,757

Total Information Technology		4,736,290,669

Materials – 3.16%
Air Products & Chemicals, Inc.	2,576	622,001
Amcor Plc	22,001	224,630
Avery Dennison Corp.	322,938	36,843,996
Ball Corp.	1,336,686	92,886,310
Berry Global Group, Inc.(1)	4,169	184,770
Crown Holdings, Inc.(1)	1,220	79,459
Ecolab, Inc.	636,478	126,627,298
FMC Corp.	2,332	232,314
Graphic Packaging Holding Co.	5,537	77,463
Linde Plc	664,312	140,907,218
NewMarket Corp.	546	218,662
Royal Gold, Inc.	4,289	533,209
RPM International, Inc.	10,319	774,544
Scotts Miracle-Gro Co.	3,470	466,611
Sherwin-Williams Co.	7,624	4,405,528
Vulcan Materials Co.	180,341	20,892,505
WR Grace & Co.	1,838	93,389

Total Materials		426,069,907

Real Estate – 2.31%
American Tower Corp.	40,821	10,553,861
Americold Realty Trust	1,812	65,776
Brookfield Property REIT, Inc. - Class A	3,999	39,830
CoreSite Realty Corp.	2,509	303,740
Crown Castle International Corp.	233,969	39,154,712
Equinix, Inc.	217,088	152,460,902
Equity LifeStyle Properties, Inc.	7,151	446,794
Extra Space Storage, Inc.	8,255	762,514
Iron Mountain, Inc.	15,316	399,748
Prologis, Inc.	1,108,055	103,414,773
Public Storage	9,009	1,728,737
SBA Communications Corp. - Class A	1,365	406,661
Simon Property Group, Inc.	21,941	1,500,326

Total Real Estate		311,238,374

Utilities – 0.00%(3)
NRG Energy, Inc.	7,713	251,135

Total Utilities		251,135

Total Common Stocks (Cost: $10,234,907,249)		13,193,131,798

RIGHTS – 0.00%(3)
T-Mobile US, Inc., expires 07/31/2020(1)	13,210	2,219

Total Rights (Cost: $33,272)		2,219

SHORT-TERM INVESTMENTS – 2.12%
Money Market Funds – 2.08%
Goldman Sachs Financial Square Government Fund - Class I, 0.15%(4)	279,781,923	279,781,923

Total Money Market Funds (Cost: $279,781,923)		279,781,923

	Principal Amount	Value
Time Deposits – 0.04%
JP Morgan, New York, 0.01% due 07/01/2020	$5,226,969	5,226,969
National Australia Bank, London, 0.01% due 07/01/2020	487,675	487,675

Total Time Deposits (Cost: $5,714,644)		5,714,644

Total Short-Term Investments (Cost: $285,496,567)		285,496,567

TOTAL INVESTMENTS IN SECURITIES – 100.11% (Cost: $10,520,437,088)		13,478,630,584

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.11)%		(14,345,696)

TOTAL NET ASSETS – 100.00%		$13,464,284,888

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

(1)	Non-income producing security.
(2)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of the security totals $63,274,701, which represents 0.47% of total net assets.

(3)	Amount calculated is less than 0.005%.
(4)	Represents annualized seven-day yield as of the close of the reporting period.

The accompanying notes are an integral part of this Schedule of Investments.

Bridge Builder Large Cap Value Fund

Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 95.97%
Communication Services – 5.82%
Activision Blizzard, Inc.	16,534	$1,254,931
Alphabet, Inc. - Class A(1)	2,408	3,414,664
Alphabet, Inc. - Class C(1)	115,954	163,913,734
AT&T, Inc.	1,267,682	38,322,027
CenturyLink, Inc.	480,992	4,824,350
Charter Communications, Inc. - Class A(1)	519	264,711
Comcast Corp. - Class A	5,851,206	228,080,010
Discovery, Inc. - Class A(1)	5,577	117,675
Discovery, Inc. - Class C(1)	11,638	224,148
DISH Network Corp. - Class A(1)	8,782	303,067
Electronic Arts, Inc.(1)	251,122	33,160,660
Facebook, Inc. - Class A(1)	338,712	76,911,334
Fox Corp. - Class A	219,393	5,884,120
Fox Corp. - Class B	829,597	22,266,383
GCI Liberty, Inc. - Class A(1)	85,473	6,078,840
Interpublic Group of Companies, Inc.	13,886	238,284
John Wiley & Sons, Inc. - Class A	1,542	60,138
Liberty Broadband Corp. - Class A(1)	884	108,016
Liberty Broadband Corp. - Class C(1)	3,752	465,098
Liberty Media Corp. - Liberty Formula One - Class A(1)	893	26,058
Liberty Media Corp. - Liberty Formula One - Class C(1)	7,083	224,602
Liberty Media Corp. - Liberty SiriusXM - Class A(1)	2,621	90,477
Liberty Media Corp.-Liberty SiriusXM - Class C(1)	5,481	188,820
Lions Gate Entertainment Corp. - Class A(1)	2,180	16,154
Lions Gate Entertainment Corp. - Class B(1)	4,090	27,935
Madison Square Garden Co. - Class A(1)	670	98,416
Madison Square Garden Entertainment Corp.(1)	730	54,750
New York Times Co. - Class A	5,818	244,531
News Corp. - Class A	1,700,732	20,170,681
News Corp. - Class B	4,334	51,791
Nexstar Media Group, Inc. - Class A	519	43,435
Omnicom Group, Inc.	7,934	433,196
Pinterest, Inc. - Class A(1)	2,442	54,139
Sirius XM Holdings, Inc.	16,772	98,452
Take-Two Interactive Software, Inc.(1)	301	42,011
TEGNA, Inc.	274,622	3,059,289
Telephone & Data Systems, Inc.	3,595	71,469
T-Mobile US, Inc.(1)	18,503	1,927,087
TripAdvisor, Inc.	3,592	68,284
Twitter, Inc.(1)	27,503	819,314
United States Cellular Corp.(1)	651	20,096
Verizon Communications, Inc.	941,240	51,890,561
ViacomCBS, Inc. - Class A	401	10,266
ViacomCBS, Inc. - Class B	1,677,338	39,115,522
Walt Disney Co.	197,490	22,022,110
Zillow Group, Inc. - Class A(1)	1,830	105,188
Zillow Group, Inc. - Class C(1)	4,310	248,299
Zynga, Inc. - Class A(1)	5,612	53,538

Total Communication Services		727,168,661

Consumer Discretionary – 10.73%
Aarons, Inc.	1,208,275	54,855,685
Advance Auto Parts, Inc.	334,912	47,708,214
Aptiv Plc	9,578	746,318
Aramark	2,036,706	45,968,454
AutoNation, Inc.(1)	1,740,212	65,397,167
AutoZone, Inc.(1)	341	384,689
Best Buy Co., Inc.	54,443	4,751,241
Booking Holdings, Inc.(1)	66,361	105,669,275
BorgWarner, Inc.	151,209	5,337,678
Bright Horizons Family Solutions, Inc.(1)	631	73,953
Brunswick Corp.	2,819	180,444

Burlington Stores, Inc.(1)	246	48,445
Caesars Entertainment Corp.(1)	20,348	246,821
Capri Holdings Ltd.(1)	5,071	79,260
CarMax, Inc.(1)	5,378	481,600
Carnival Corp.	16,822	276,217
Carter’s, Inc.	1,531	123,552
Choice Hotels International, Inc.	1,243	98,073
Cie Generale des Etablissements Michelin SCA	441,218	45,989,520
Columbia Sportswear Co.	1,029	82,917
Compass Group Plc	833,581	11,468,787
Compass Group Plc - ADR	3,423,264	46,932,949
Darden Restaurants, Inc.	4,649	352,255
Dick’s Sporting Goods, Inc.	94,334	3,892,221
Dollar General Corp.	180,717	34,428,396
Dollar Tree, Inc.(1)	4,380	405,938
DR Horton, Inc.	12,154	673,939
Dunkin’ Brands Group, Inc.	434	28,310
eBay, Inc.	157,952	8,284,582
Expedia Group, Inc.	4,291	352,720
Extended Stay America, Inc.	6,323	70,754
Foot Locker, Inc.	129,314	3,770,796
Ford Motor Co.	139,463	847,935
Frontdoor, Inc.(1)	2,545	112,820
Gap, Inc.	6,523	82,320
Garmin Ltd.	5,553	541,417
General Motors Co.	487,322	12,329,247
Gentex Corp.	8,766	225,900
Genuine Parts Co.	5,220	453,931
Graham Holdings Co. - Class B	148	50,715
Grand Canyon Education, Inc.(1)	1,667	150,914
GrubHub, Inc.(1)	2,971	208,861
H&R Block, Inc.	2,048	29,245
Hanesbrands, Inc.	458,974	5,181,816
Harley-Davidson, Inc.	179,572	4,268,426
Hasbro, Inc.	4,546	340,723
Hilton Worldwide Holdings, Inc.	9,760	716,872
Home Depot, Inc.	289,872	72,615,835
Hyatt Hotels Corp. - Class A	1,249	62,812
Kohl’s Corp.	477,274	9,912,981
L Brands, Inc.	8,227	123,158
Las Vegas Sands Corp.	1,102,632	50,213,861
La-Z-Boy, Inc.	116,724	3,158,551
Lear Corp.	41,379	4,511,139
Leggett & Platt, Inc.	4,718	165,838
Lennar Corp. - Class A	927,596	57,158,466
Lennar Corp. - Class B	561	25,856
LKQ Corp.(1)	10,824	283,589
Lowes Companies, Inc.	391,124	52,848,675
Marriott International, Inc. - Class A	1,020,661	87,501,268
Marriott Vacations Worldwide Corp.	498,253	40,961,379
Mattel, Inc.(1)	1,018,349	9,847,435
McDonald’s Corp.	657,378	121,266,520
MGM Resorts International	3,135,442	52,675,426
Mohawk Industries, Inc.(1)	2,076	211,254
Newell Brands, Inc.	355,066	5,638,448
NIKE, Inc. - Class B	933,125	91,492,906
Nordstrom, Inc.	93,300	1,445,217
Norwegian Cruise Line Holdings Ltd.(1)	9,147	150,285
NVR, Inc.(1)	107	348,686
Ollie’s Bargain Outlet Holdings, Inc.(1)	218	21,288
Peloton Interactive, Inc. - Class A(1)	2,645	152,802
Penske Automotive Group, Inc.	92,211	3,569,488
Planet Fitness, Inc. - Class A(1)	1,237	74,925
Polaris, Inc.	1,862	172,328
PulteGroup, Inc.	167,535	5,701,216
PVH Corp.	50,957	2,448,484
Qurate Retail, Inc.(1)	13,606	129,257
Ralph Lauren Corp. - Class A	54,498	3,952,195

Ross Stores, Inc.	2,386	203,383
Royal Caribbean Cruises Ltd.	6,115	307,584
SeaWorld Entertainment, Inc.(1)	2,696,382	39,933,417
Service Corp. International	6,215	241,701
ServiceMaster Global Holdings, Inc.(1)	4,727	168,707
Six Flags Entertainment Corp.	2,728	52,405
Skechers USA, Inc. - Class A(1)	4,779	149,965
Sleep Number Corp.(1)	55,824	2,324,511
Starbucks Corp.	17,704	1,302,837
Tapestry, Inc.	9,882	131,233
Target Corp.	72,763	8,726,467
Tempur Sealy International, Inc.(1)	437	31,442
Thor Industries, Inc.	1,971	209,971
Tiffany & Co.	4,329	527,878
TJX Companies, Inc.	1,632,848	82,556,795
Toll Brothers, Inc.	4,137	134,825
Ulta Beauty, Inc.(1)	135	27,462
Under Armour, Inc. - Class A(1)	6,728	65,531
Under Armour, Inc. - Class C(1)	6,773	59,873
Vail Resorts, Inc.	1,313	239,163
VF Corp.	11,000	670,340
Wayfair, Inc. - Class A(1)	207	40,905
Whirlpool Corp.	57,205	7,409,764
Williams-Sonoma, Inc.	2,298	188,459
Wyndham Destinations, Inc.	3,002	84,596
Wyndham Hotels & Resorts, Inc.	3,277	139,666
Wynn Resorts Ltd.	2,634	196,207
Yum China Holdings, Inc.	11,998	576,744
Yum! Brands, Inc.	10,146	881,789

Total Consumer Discretionary		1,341,127,500

Consumer Staples – 8.02%
Altria Group, Inc.	1,994,506	78,284,360
Archer-Daniels-Midland Co.	20,290	809,571
Beyond Meat Inc.(1)	372	49,841
Brown-Forman Corp. - Class A	239	13,759
Brown-Forman Corp. - Class B	956	60,859
Bunge Ltd.	230,518	9,481,205
Campbell Soup Co.	3,401	168,792
Casey’s General Stores, Inc.	1,316	196,768
Clorox Co.	1,313	288,033
Coca-Cola Co.	2,299,145	102,725,799
Coca-Cola European Partners Plc	1,525,770	57,613,075
Colgate-Palmolive Co.	1,290,637	94,552,067
Conagra Brands, Inc.	1,079,649	37,971,255
Constellation Brands, Inc. - Class A	5,706	998,265
Costco Wholesale Corp.	136,101	41,267,184
Coty, Inc. - Class A	10,297	46,028
Diageo Plc - ADR	518,103	69,627,862
Edgewell Personal Care Co.(1)	88,016	2,742,579
Energizer Holdings, Inc.	456	21,655
Estee Lauder Companies, Inc. - Class A	841	158,680
Flowers Foods, Inc.	6,964	155,715
General Mills, Inc.	21,716	1,338,791
Grocery Outlet Holding Corp.(1)	1,158	47,246
Hain Celestial Group, Inc.(1)	2,907	91,600
Herbalife Nutrition Ltd.(1)	3,138	141,147
Hershey Co.	1,203	155,933
Hormel Foods Corp.	9,977	481,590
Ingredion, Inc.	70,709	5,868,847
J.M. Smucker Co.	68,546	7,252,852
Kellogg Co.	5,932	391,868
Keurig Dr Pepper, Inc.	12,209	346,736
Kimberly-Clark Corp.	263,573	37,256,044
Kraft Heinz Co.	319,868	10,200,591
Kroger Co.	308,741	10,450,883
Lamb Weston Holdings, Inc.	4,021	257,063
McCormick & Co., Inc.	1,955	350,747
Molson Coors Brewing Co. - Class B	128,449	4,413,508

Mondelez International, Inc. - Class A	79,094	4,044,076
Nu Skin Enterprises, Inc. - Class A	1,833	70,076
PepsiCo, Inc.	583,378	77,157,574
Philip Morris International, Inc.	1,662,817	116,496,959
Pilgrim’s Pride Corp.(1)	139,883	2,362,624
Post Holdings, Inc.(1)	2,277	199,511
Procter & Gamble Co.	833,486	99,659,921
Reynolds Consumer Products, Inc.	1,202	41,757
Seaboard Corp.	9	26,404
Spectrum Brands Holdings, Inc.	1,515	69,538
Sprouts Farmers Market, Inc.(1)	129,237	3,307,175
Swedish Match AB	297,803	21,011,684
Swedish Match AB - ADR	802,996	28,265,459
Sysco Corp.	4,994	272,972
TreeHouse Foods, Inc.(1)	1,975	86,505
Tyson Foods, Inc. - Class A	709,650	42,373,201
US Foods Holding Corp.(1)	7,851	154,822
Walgreens Boots Alliance, Inc.	294,237	12,472,706
Walmart, Inc.	152,526	18,269,564

Total Consumer Staples		1,002,621,326

Energy – 3.43%
Antero Midstream Corp.	10,356	52,816
Apache Corp.	13,494	182,169
Baker Hughes a GE Co. - Class A	23,464	361,111
Cabot Oil & Gas Corp.	14,011	240,709
Chevron Corp.	545,073	48,636,864
Cimarex Energy Co.	3,589	98,662
Concho Resources, Inc.	6,975	359,212
ConocoPhillips	178,356	7,494,519
Continental Resources, Inc.	2,672	46,840
Devon Energy Corp.	13,644	154,723
Diamondback Energy, Inc.	5,630	235,447
Enbridge, Inc.	600,620	18,270,860
EOG Resources, Inc.	725,577	36,757,731
EQT Corp.	9,110	108,409
Equitrans Midstream Corp.	13,240	110,024
Exxon Mobil Corp.	600,821	26,868,715
Halliburton Co.	963,895	12,511,357
Helmerich & Payne, Inc.	3,733	72,831
Hess Corp.	955,312	49,494,715
HollyFrontier Corp.	128,019	3,738,155
Kinder Morgan, Inc.	428,340	6,497,918
Marathon Oil Corp.	28,159	172,333
Marathon Petroleum Corp.	188,318	7,039,327
Murphy Oil Corp.	5,195	71,691
National Oilwell Varco, Inc.	13,866	169,858
Noble Energy, Inc.	17,016	152,463
Occidental Petroleum Corp.	467,010	8,546,283
ONEOK, Inc.	15,682	520,956
Parsley Energy, Inc. - Class A	10,755	114,863
Phillips 66	812,025	58,384,597
Pioneer Natural Resources Co.	71,139	6,950,280
Schlumberger Ltd.	50,993	937,761
Targa Resources Corp.	657,942	13,204,896
TC Energy Corp.	714,690	30,631,613
TOTAL SA	1,078,863	41,599,261
TOTAL SA - ADR	128,069	4,925,534
Valero Energy Corp.	722,197	42,479,628
Williams Companies, Inc.	43,480	826,990
WPX Energy, Inc.(1)	14,368	91,668

Total Energy		429,113,789

Financials – 17.94%
Affiliated Managers Group, Inc.	36,397	2,713,760
Aflac, Inc.	25,826	930,511
AGNC Investment Corp.	20,294	261,793
Alleghany Corp.	451	220,602
Allstate Corp.	102,334	9,925,375
Ally Financial, Inc.	13,353	264,790

American Express Co.	1,370,445	130,466,364
American Financial Group, Inc.	55,445	3,518,540
American International Group, Inc.	3,190,712	99,486,400
American National Insurance Co.	317	22,846
Ameriprise Financial, Inc.	73,292	10,996,732
Annaly Capital Management, Inc.	561,101	3,680,823
Apollo Global Management, Inc. - Class A	3,073	153,404
Arch Capital Group Ltd.(1)	1,615,977	46,297,741
Arthur J. Gallagher & Co.	6,730	656,108
Associated Banc-Corp.	5,416	74,091
Assurant, Inc.	2,130	220,008
Assured Guaranty Ltd.	101,243	2,471,342
Athene Holding Ltd. - Class A(1)	4,128	128,752
Axis Capital Holdings Ltd.	2,700	109,512
Bank of America Corp.	1,432,345	34,018,194
Bank of Hawaii Corp.	1,409	86,527
Bank of New York Mellon Corp.	1,288,246	49,790,708
Bank OZK	4,363	102,400
Berkshire Hathaway, Inc. - Class B(1)	936,854	167,237,808
BlackRock, Inc. - Class A	5,271	2,867,898
BOK Financial Corp.	1,121	63,269
Brighthouse Financial, Inc.(1)	3,513	97,732
Brown & Brown, Inc.	7,977	325,142
Capital One Financial Corp.	142,198	8,900,173
Carlyle Group, Inc.	3,770	105,183
CBOE Global Markets, Inc.	3,060	285,437
Charles Schwab Corp.	41,351	1,395,183
Chubb Ltd.	1,520,237	192,492,409
Cincinnati Financial Corp.	5,352	342,689
Citigroup, Inc.	2,892,450	147,804,195
Citizens Financial Group, Inc.	389,563	9,832,570
CME Group, Inc. - Class A	12,707	2,065,396
CNA Financial Corp.	139,339	4,479,749
Comerica, Inc.	4,972	189,433
Commerce Bancshares, Inc.	3,594	213,735
Credit Acceptance Corp.(1)	337	141,206
Cullen/Frost Bankers, Inc.	2,001	149,495
Discover Financial Services	126,535	6,338,138
E*TRADE Financial Corp.	1,395,535	69,399,956
East West Bancorp, Inc.	5,038	182,577
Eaton Vance Corp.	3,957	152,740
Equitable Holdings, Inc.	777,009	14,988,504
Erie Indemnity Co. - Class A	384	73,690
Essent Group Ltd.	99,290	3,601,248
Evercore, Inc. - Class A	1,411	83,136
Everest Re Group Ltd.	33,379	6,882,750
Fidelity National Financial, Inc.	1,218,501	37,359,241
Fifth Third Bancorp	1,834,601	35,371,107
First American Financial Corp.	3,877	186,174
First Citizens BancShares, Inc. - Class A	272	110,165
First Hawaiian, Inc.	4,631	79,838
First Horizon National Corp.	11,012	109,679
First Republic Bank	6,088	645,267
FNB Corp.	512,476	3,843,570
Franklin Resources, Inc.	391,518	8,210,132
Globe Life, Inc.	3,749	278,288
Goldman Sachs Group, Inc.	648,823	128,220,401
Hanover Insurance Group, Inc.	1,353	137,099
Hartford Financial Services Group, Inc.	220,411	8,496,844
Huntington Bancshares, Inc.	36,102	326,182
Interactive Brokers Group, Inc. - Class A	2,577	107,641
Intercontinental Exchange, Inc.	12,525	1,147,290
Invesco Ltd.	13,475	144,991
Jefferies Financial Group, Inc.	3,632,263	56,481,690
JPMorgan Chase & Co.	982,505	92,414,420
Kemper Corp.	2,192	158,964
KeyCorp	631,138	7,687,261
KKR & Co., Inc. - Class Miscella	19,048	588,202

Lazard Ltd. - Class A	103,898	2,974,600
Legg Mason, Inc.	2,971	147,807
Lincoln National Corp.	147,565	5,428,916
Loews Corp.	734,253	25,177,535
LPL Financial Holdings, Inc.	2,584	202,586
M&T Bank Corp.	4,577	475,871
Markel Corp.(1)	483	445,891
Marsh & McLennan Companies, Inc.	799,415	85,833,189
Mercury General Corp.	976	39,772
MetLife, Inc.	1,182,352	43,179,495
MGIC Investment Corp.	12,068	98,837
Morgan Stanley	1,130,475	54,601,942
Morningstar, Inc.	124	17,480
Nasdaq, Inc.	4,091	488,752
Navient Corp.	2,658,289	18,687,772
New Residential Investment Corp.	14,806	110,009
New York Community Bancorp, Inc.	4,925,339	50,238,458
Northern Trust Corp.	504,207	40,003,783
Old Republic International Corp.	11,056	180,323
OneMain Holdings, Inc. - Class A	2,322	56,982
PacWest Bancorp	4,170	82,191
People’s United Financial, Inc.	15,114	174,869
Pinnacle Financial Partners, Inc.	2,640	110,854
PNC Financial Services Group, Inc.	639,656	67,298,208
Popular, Inc.	3,102	115,301
Primerica, Inc.	539	62,847
Principal Financial Group, Inc.	9,709	403,312
Progressive Corp.	14,898	1,193,479
Prospect Capital Corp.	522,995	2,672,504
Prosperity Bancshares, Inc.	3,190	189,422
Prudential Financial, Inc.	93,666	5,704,259
Radian Group, Inc.	223,750	3,470,362
Raymond James Financial, Inc.	179,435	12,350,511
Regions Financial Corp.	670,018	7,450,600
Reinsurance Group of America, Inc. - Class A	2,421	189,903
RenaissanceRe Holdings Ltd.	1,154	197,369
S&P Global, Inc.	3,621	1,193,047
Santander Consumer USA Holdings, Inc.	2,697	49,652
SEI Investments Co.	4,121	226,573
Signature Bank	1,859	198,764
SLM Corp.	4,322,164	30,384,813
Starwood Property Trust, Inc.	292,848	4,381,006
State Street Corp.	592,350	37,643,842
Sterling Bancorp	6,907	80,950
SVB Financial Group(1)	1,837	395,929
Synchrony Financial	2,690,998	59,632,516
Synovus Financial Corp.	5,225	107,269
T Rowe Price Group, Inc.	6,035	745,322
TCF Financial Corp.	5,391	158,603
TD Ameritrade Holding Corp.	9,280	337,606
TFS Financial Corp.	2,082	29,793
Tradeweb Markets, Inc. - Class A	440	25,582
Travelers Companies, Inc.	9,198	1,049,032
Truist Financial Corp.	48,216	1,810,511
Umpqua Holdings Corp.	7,860	83,630
Unum Group	7,265	120,526
US Bancorp	1,528,491	56,279,039
Virtu Financial, Inc. - Class A	239	5,640
Voya Financial, Inc.	72,047	3,360,993
Webster Financial Corp.	3,199	91,523
Wells Fargo & Co.	4,521,942	115,761,715
Western Alliance Bancorp	130,633	4,947,072
White Mountains Insurance Group Ltd.	108	95,901
Willis Towers Watson Plc	339,578	66,879,887
Wintrust Financial Corp.	2,040	88,985
WR Berkley Corp.	4,976	285,075
Zions Bancorp N.A.	201,217	6,841,378

Total Financials		2,242,741,375

Healthcare – 13.10%
Abbott Laboratories	38,348	3,506,158
AbbVie, Inc.	842,157	82,682,974
Acadia Healthcare Co., Inc.(1)	3,140	78,877
Acceleron Pharma, Inc.(1)	98	9,336
Agilent Technologies, Inc.	10,111	893,509
Agios Pharmaceuticals, Inc.(1)	1,984	106,104
Alexion Pharmaceuticals, Inc.(1)	116,739	13,102,785
Alkermes Plc(1)	5,640	109,444
AmerisourceBergen Corp. - Class A	2,709	272,986
Amgen, Inc.	250,028	58,971,604
Anthem, Inc.	343,738	90,396,219
Baxter International, Inc.	692,109	59,590,585
Becton Dickinson & Co.	117,686	28,158,729
Biogen, Inc.(1)	24,158	6,463,473
BioMarin Pharmaceutical, Inc.(1)	600	74,004
Bio-Rad Laboratories, Inc. - Class A(1)	755	340,875
Bio-Techne Corp.	81	21,390
Bluebird Bio, Inc.(1)	1,275	77,826
Boston Scientific Corp.(1)	50,032	1,756,624
Bristol Myers Squibb Co.	457,774	26,917,111
Bruker Corp.	2,122	86,323
Cardinal Health, Inc.	106,452	5,555,730
Catalent, Inc.(1)	5,488	402,270
Centene Corp.(1)	14,490	920,840
Change Healthcare, Inc.(1)	2,295	25,704
Charles River Laboratories International, Inc.(1)	199	34,696
Cigna Corp.	9,576	1,796,936
Cooper Companies, Inc.	1,530	433,969
CVS Health Corp.	1,635,323	106,246,935
Danaher Corp.	414,685	73,328,749
DaVita, Inc.(1)	66,050	5,227,197
Dentsply Sirona, Inc.	7,814	344,285
Elanco Animal Health, Inc.(1)	14,288	306,478
Encompass Health Corp.	1,908	118,162
Envista Holdings Corp.(1)	1,831,600	38,628,444
Exact Sciences Corp.(1)	696	60,510
Exelixis, Inc.(1)	6,916	164,186
Fresenius Medical Care AG & Co. KGaA	986,393	84,859,270
Gilead Sciences, Inc.	421,192	32,406,512
GlaxoSmithKline Plc	427,534	8,636,055
GlaxoSmithKline Plc - ADR	113,441	4,627,258
Globus Medical, Inc. - Class A(1)	2,648	126,336
Haemonetics Corp.(1)	119	10,658
HCA Healthcare, Inc.	72,060	6,994,144
Henry Schein, Inc.(1)	5,095	297,497
Hill-Rom Holdings, Inc.	2,104	230,977
Hologic, Inc.(1)	937,231	53,422,167
Horizon Therapeutics Plc(1)	486	27,012
Humana, Inc.	102,349	39,685,825
ICU Medical, Inc.(1)	508	93,629
Integra LifeSciences Holdings Corp.(1)	2,550	119,825
Ionis Pharmaceuticals, Inc.(1)	2,372	139,853
IQVIA Holdings, Inc.(1)	4,222	599,017
Jazz Pharmaceuticals Plc(1)	76,503	8,441,341
Johnson & Johnson	1,086,610	152,809,964
Laboratory Corp. of America Holdings(1)	3,276	544,176
McKesson Corp.	41,382	6,348,826
Medtronic Plc	2,185,903	200,447,305
Merck & Co., Inc.	1,334,791	103,219,388
Mettler-Toledo International, Inc.(1)	51	41,083
Molina Healthcare, Inc.(1)	576	102,516
Mylan NV(1)	18,430	296,354
Nektar Therapeutics - Class A(1)	6,087	140,975
PerkinElmer, Inc.	3,207	314,575
Perrigo Co. Plc	4,882	269,828
Pfizer, Inc.	1,718,199	56,185,107
PPD, Inc.(1)	340	9,112

PRA Health Sciences, Inc.(1)	336	32,689
Premier, Inc. - Class A(1)	2,199	75,382
QIAGEN NV(1)	8,038	344,107
Quest Diagnostics, Inc.	4,779	544,615
Reata Pharmaceuticals, Inc. - Class A(1)	89	13,886
Regeneron Pharmaceuticals, Inc.(1)	7,572	4,722,278
Sage Therapeutics, Inc.(1)	1,693	70,395
Sanofi - ADR	1,466,656	74,872,789
STERIS Plc	2,845	436,537
Stryker Corp.	8,444	1,521,524
Syneos Health, Inc. - Class A(1)	1,996	116,267
Tandem Diabetes Care, Inc.(1)	228	22,554
Teladoc Health, Inc.(1)	253	48,283
Teleflex, Inc.	616	224,212
Thermo Fisher Scientific, Inc.	5,905	2,139,618
United Therapeutics Corp.(1)	1,551	187,671
UnitedHealth Group, Inc.	561,930	165,741,254
Universal Health Services, Inc. - Class B	56,113	5,212,337
Varian Medical Systems, Inc.(1)	2,835	347,344
Waters Corp.(1)	2,025	365,310
Zimmer Biomet Holdings, Inc.	92,736	11,068,969
Zoetis, Inc. - Class A	1,617	221,594

Total Healthcare		1,636,988,227

Industrials – 15.19%
3M Co.	295,761	46,135,758
Acuity Brands, Inc.	1,405	134,515
ADT, Inc.	3,999	31,912
AECOM(1)	1,371,427	51,538,227
AGCO Corp.	84,953	4,711,493
Air Lease Corp. - Class A	2,445,123	71,617,653
Airbus SE	116,674	8,360,138
Airbus SE - ADR	2,014,786	35,963,930
Alaska Air Group, Inc.	166,098	6,022,713
Allegion Plc	1,153	117,860
Allison Transmission Holdings, Inc.	92,691	3,409,175
AMERCO	319	96,399
American Airlines Group, Inc.	17,986	235,077
AMETEK, Inc.	8,392	749,993
AO Smith Corp.	4,742	223,443
Armstrong World Industries, Inc.	1,073	83,651
Atkore International Group, Inc.(1)	113,180	3,095,473
Boeing Co.	183,330	33,604,389
BWX Technologies, Inc.	844,631	47,839,900
Canadian National Railway Co.	806,151	71,400,794
Carlisle Companies, Inc.	1,931	231,083
Carrier Global Corp.	19,904	442,267
Caterpillar, Inc.	19,388	2,452,582
CH Robinson Worldwide, Inc.	3,994	315,766
Cintas Corp.	360	95,890
Clean Harbors, Inc.(1)	1,839	110,303
Colfax Corp.(1)	3,540	98,766
Copa Holdings SA - Class A	1,120	56,627
CoreLogic, Inc.	2,685	180,486
Crane Co.	89,028	5,293,605
CSX Corp.	27,303	1,904,111
Cummins, Inc.	39,864	6,906,837
Curtiss-Wright Corp.	54,179	4,837,101
Deere & Co.	682,751	107,294,320
Delta Air Lines, Inc.	168,152	4,716,664
Donaldson Co., Inc.	4,069	189,290
Dover Corp.	5,354	516,982
Eaton Corp. Plc	14,523	1,270,472
Emerson Electric Co.	1,110,658	68,894,116
Equifax, Inc.	1,116	191,818
Expeditors International of Washington, Inc.	2,296	174,588
Fastenal Co.	3,869	165,748
FedEx Corp.	631,196	88,506,303
Flowserve Corp.	83,269	2,374,832

Fortive Corp.	10,636	719,632
Fortune Brands Home & Security, Inc.	4,922	314,663
FTI Consulting, Inc.(1)	1,305	149,488
Gates Industrial Corp. Plc(1)	1,963	20,180
Generac Holdings, Inc.(1)	192	23,411
General Dynamics Corp.	892,347	133,370,183
General Electric Co.	6,221,094	42,490,072
Graco, Inc.	2,951	141,618
GrafTech International Ltd.	2,442	19,487
Greenbrier Companies, Inc.	88,286	2,008,506
HD Supply Holdings, Inc.(1)	180,688	6,260,839
HEICO Corp.	313	31,190
HEICO Corp. - Class A	545	44,276
Hexcel Corp.	2,979	134,710
Hillenbrand, Inc.	94,708	2,563,746
Honeywell International, Inc.	437,488	63,256,390
Howmet Aerospace, Inc.	14,108	223,612
Hubbell, Inc. - Class B	1,931	242,070
Huntington Ingalls Industries, Inc.	35,680	6,225,803
IAA, Inc.(1)	3,656	141,012
IDEX Corp.	2,692	425,444
IHS Markit Ltd.	6,458	487,579
Illinois Tool Works, Inc.	6,276	1,097,359
Ingersoll Rand, Inc.(1)	12,386	348,294
ITT, Inc.	3,089	181,448
Jacobs Engineering Group, Inc.	560,451	47,526,245
JB Hunt Transport Services, Inc.	507,769	61,104,921
JetBlue Airways Corp.(1)	380,885	4,151,646
Johnson Controls International Plc	313,368	10,698,383
Kansas City Southern	3,390	506,093
Kirby Corp.(1)	2,129	114,029
Knight-Swift Transportation Holdings, Inc. - Class A	4,467	186,319
L3Harris Technologies, Inc.	165,285	28,043,906
Landstar System, Inc.	256	28,751
Lennox International, Inc.	1,236	287,976
Lincoln Electric Holdings, Inc.	1,170	98,561
Lockheed Martin Corp.	145,435	53,072,140
Lyft, Inc. - Class A(1)	8,520	281,245
Macquarie Infrastructure Corp.	2,624	80,531
ManpowerGroup, Inc.	2,069	142,244
Masco Corp.	9,394	471,673
MasTec, Inc.(1)	69,111	3,101,011
Mercury Systems, Inc.(1)	363	28,554
Middleby Corp.(1)	1,968	155,354
Moog, Inc. - Class A	49,588	2,627,172
MSA Safety, Inc.	1,012	115,813
MSC Industrial Direct Co., Inc. - Class A	1,596	116,205
Nielsen Holdings Plc	965,179	14,342,560
Nordson Corp.	376	71,331
Norfolk Southern Corp.	9,268	1,627,183
Northrop Grumman Corp.	163,576	50,289,805
nVent Electric Plc	141,149	2,643,721
Old Dominion Freight Line, Inc.	481	81,573
Oshkosh Corp.	74,987	5,370,569
Otis Worldwide Corp.	185,364	10,539,797
Owens Corning	1,176,026	65,575,210
PACCAR, Inc.	148,150	11,089,027
Parker-Hannifin Corp.	4,578	839,010
Pentair Plc	5,899	224,103
Quanta Services, Inc.	1,345,605	52,788,084
Raytheon Technologies Corp.	2,541,666	156,617,459
Regal Beloit Corp.	1,622	141,633
Republic Services, Inc. - Class A	7,505	615,785
Robert Half International, Inc.	3,990	210,792
Rockwell Automation, Inc.	2,131	453,903
Rollins, Inc.	662	28,062
Roper Technologies, Inc.	3,211	1,246,703
Ryder System, Inc.	1,872	70,219

Schneider National, Inc. - Class B	2,107	51,980
Sensata Technologies Holding Plc(1)	5,514	205,286
Snap-on, Inc.	112,974	15,648,029
Southwest Airlines Co.	21,073	720,275
Spirit AeroSystems Holdings, Inc. - Class A	3,746	89,679
Stanley Black & Decker, Inc.	524,895	73,159,865
Stericycle, Inc.(1)	288,647	16,158,459
Teledyne Technologies, Inc.(1)	1,345	418,228
Textron, Inc.	104,740	3,446,993
Timken Co.	2,595	118,046
Toro Co.	378	25,076
Trane Technologies Plc	8,542	760,067
TransDigm Group, Inc.	1,453	642,299
TransUnion	604	52,572
Trinity Industries, Inc.	138,127	2,940,724
Uber Technologies, Inc.(1)	11,278	350,520
Union Pacific Corp.	530,376	89,670,670
United Continental Holdings, Inc.(1)	10,372	358,975
United Parcel Service, Inc. - Class B	921,861	102,492,506
United Rentals, Inc.(1)	42,090	6,273,094
Univar, Inc.(1)	243,484	4,105,140
Valmont Industries, Inc.	749	85,101
Virgin Galactic Holdings, Inc.(1)	301	4,918
Wabtec Corp.	814,341	46,881,611
Waste Management, Inc.	13,163	1,394,093
Watsco, Inc.	1,164	206,843
Woodward, Inc.	1,988	154,169
WW Grainger, Inc.	423	132,890
XPO Logistics, Inc.(1)	3,083	238,162
Xylem, Inc.	6,394	415,354

Total Industrials		1,898,520,987

Information Technology – 11.18%
2U, Inc.(1)	1,488	56,484
Accenture Plc - Class A	319,996	68,709,541
Advanced Micro Devices, Inc.(1)	2,923	153,779
Akamai Technologies, Inc.(1)	1,006	107,733
Alliance Data Systems Corp.	1,672	75,441
Amdocs Ltd.	73,473	4,473,036
Amphenol Corp. - Class A	4,202	402,594
Analog Devices, Inc.	11,573	1,419,313
Apple, Inc.	202,879	74,010,259
Applied Materials, Inc.	524,113	31,682,631
Arista Networks, Inc.(1)	373	78,341
Arrow Electronics, Inc.(1)	62,096	4,265,374
Aspen Technology, Inc.(1)	164	16,992
Autodesk, Inc.(1)	2,622	627,156
Automatic Data Processing, Inc.	320,454	47,712,396
Avnet, Inc.	3,503	97,681
Broadcom, Inc.	225,036	71,023,612
CACI International, Inc. - Class A(1)	744	161,359
CDK Global, Inc.	3,800	157,396
Ceridian HCM Holding, Inc.(1)	1,127	89,337
Ciena Corp.(1)	63,342	3,430,603
Cirrus Logic, Inc.(1)	2,087	128,935
Cisco Systems, Inc.	2,936,023	136,936,113
Citrix Systems, Inc.	3,207	474,347
Cognizant Technology Solutions Corp. - Class A	912,548	51,850,977
Coherent, Inc.(1)	150	19,647
CommScope Holding Co., Inc.(1)	6,476	53,945
Corning, Inc.	193,786	5,019,057
Cree, Inc.(1)	3,868	228,947
Crowdstrike Holdings, Inc. - Class A(1)	1,130	113,328
Dell Technologies, Inc. - Class C(1)	81,008	4,450,580
Dolby Laboratories, Inc. - Class A	1,986	130,818
DXC Technology Co.	175,886	2,902,119
EchoStar Corp. - Class A(1)	1,718	48,035
Entegris, Inc.	306	18,069
Euronet Worldwide, Inc.(1)	1,796	172,093

F5 Networks, Inc.(1)	2,178	303,787
Fidelity National Information Services, Inc.	22,322	2,993,157
FireEye, Inc.(1)	6,062	73,805
First Solar, Inc.(1)	2,971	147,065
Fiserv, Inc.(1)	14,281	1,394,111
FLIR Systems, Inc.	4,661	189,097
Genpact Ltd.	4,096	149,586
Global Payments, Inc.	10,656	1,807,471
Guidewire Software, Inc.(1)	2,404	266,483
Hewlett Packard Enterprise Co.	518,137	5,041,473
HP, Inc.	348,432	6,073,170
Intel Corp.	614,793	36,783,065
International Business Machines Corp.	75,741	9,147,241
IPG Photonics Corp.(1)	1,185	190,062
Jabil, Inc.	4,255	136,500
Jack Henry & Associates, Inc.	591	108,762
Juniper Networks, Inc.	11,749	268,582
Keysight Technologies, Inc.(1)	4,441	447,564
Lam Research Corp.	17,852	5,774,408
Leidos Holdings, Inc.	4,343	406,809
Littelfuse, Inc.	841	143,500
LogMeIn, Inc.	1,589	134,700
Lumentum Holdings, Inc.(1)	2,387	194,373
Manhattan Associates, Inc.(1)	244	22,985
Marvell Technology Group Ltd.	2,126,487	74,554,634
Maxim Integrated Products, Inc.	6,341	384,328
Methode Electronics, Inc.	96,320	3,010,963
Microchip Technology, Inc.	570,036	60,030,491
Micron Technology, Inc.(1)	40,147	2,068,373
Microsoft Corp.	667,073	135,756,026
MKS Instruments, Inc.	482	54,582
Motorola Solutions, Inc.	5,461	765,250
National Instruments Corp.	4,605	178,260
NCR Corp.(1)	4,543	78,685
NetApp, Inc.	3,624	160,797
Nuance Communications, Inc.(1)	10,047	254,239
NXP Semiconductors NV	576,593	65,754,666
ON Semiconductor Corp.(1)	14,502	287,430
Oracle Corp.	1,879,573	103,884,000
Paychex, Inc.	2,410	182,558
Pegasystems, Inc.	142	14,366
Pure Storage, Inc. - Class A(1)	3,685	63,861
Qorvo, Inc.(1)	4,270	471,963
QUALCOMM, Inc.	1,265,974	115,469,489
RealPage, Inc.(1)	396	25,744
Sabre Corp.	9,856	79,439
Salesforce.com, Inc.(1)	2,264	424,115
Samsung Electronics Co. Ltd.	1,597,279	70,707,760
Science Applications International Corp.	41,049	3,188,686
Seagate Technology Plc	119,013	5,761,419
Skyworks Solutions, Inc.	5,963	762,429
SolarWinds Corp.(1)	1,664	29,403
SS&C Technologies Holdings, Inc.	6,353	358,817
SYNNEX Corp.	1,484	177,739
Synopsys, Inc.(1)	385	75,075
TE Connectivity Ltd.	40,800	3,327,240
Teradata Corp.(1)	919	19,115
Texas Instruments, Inc.	667,538	84,757,300
Trimble, Inc.(1)	9,267	400,242
Twilio, Inc. - Class A(1)	772	169,392
Ubiquiti, Inc.	57	9,950
VeriSign, Inc.(1)	1,488	307,763
ViaSat, Inc.(1)	2,059	79,004
Visa, Inc. - Class A	374,295	72,302,565
Western Digital Corp.	65,488	2,891,295
Western Union Co.	171,904	3,716,564
WEX, Inc.(1)	1,414	233,324
Xerox Corp.	6,463	98,819
Zebra Technologies Corp. - Class A(1)	161	41,208

Total Information Technology		1,396,865,192

Materials – 5.20%
Air Products & Chemicals, Inc.	223,605	53,991,663
Akzo Nobel NV	45,519	4,089,456
Albemarle Corp.	3,772	291,236
Amcor Plc	48,755	497,789
AptarGroup, Inc.	2,295	256,994
Ardagh Group SA - Class A	788	10,173
Ashland Global Holdings, Inc.	1,977	136,611
Avery Dennison Corp.	1,749	199,543
Axalta Coating Systems Ltd.(1)	7,527	169,734
Ball Corp.	730	50,728
Berry Global Group, Inc.(1)	3,132	138,810
Cabot Corp.	1,990	73,729
Celanese Corp. - Class A	518,866	44,798,890
CF Industries Holdings, Inc.	937,243	26,374,018
Chemours Co.	5,836	89,583
Corteva, Inc.	2,157,036	57,786,994
Crown Holdings, Inc.(1)	4,156	270,680
Dow, Inc.	26,552	1,082,259
DowDuPont, Inc.	2,396,490	127,325,514
Eagle Materials, Inc.	1,475	103,574
Eastman Chemical Co.	102,067	7,107,946
Ecolab, Inc.	401,813	79,940,696
Element Solutions, Inc.(1)	4,916,089	53,339,566
FMC Corp.	3,717	370,288
Freeport-McMoRan, Inc.	51,844	599,835
Graphic Packaging Holding Co.	456,714	6,389,429
Huntsman Corp.	129,999	2,336,082
Ingevity Corp.(1)	71,312	3,748,872
International Flavors & Fragrances, Inc.	3,824	468,287
International Paper Co.	792,600	27,907,446
Linde Plc	554,134	117,537,363
LyondellBasell Industries NV - Class A	125,983	8,279,603
Martin Marietta Materials, Inc.	2,222	458,999
Mosaic Co.	12,343	154,411
NewMarket Corp.	42	16,820
Newmont Goldcorp Corp.	28,736	1,774,161
Nucor Corp.	10,772	446,069
Olin Corp.	5,095	58,542
Packaging Corp. of America	3,348	334,130
PPG Industries, Inc.	44,384	4,707,367
Reliance Steel & Aluminum Co.	47,507	4,509,839
Royal Gold, Inc.	665	82,673
RPM International, Inc.	749	56,220
Scotts Miracle-Gro Co.	91	12,237
Sealed Air Corp.	106,293	3,491,725
Silgan Holdings, Inc.	2,810	91,016
Sonoco Products Co.	3,579	187,146
Southern Copper Corp.	2,948	117,242
Steel Dynamics, Inc.	7,243	188,970
Valvoline, Inc.	6,622	128,003
Vulcan Materials Co.	4,725	547,391
Westlake Chemical Corp.	1,211	64,970
Westrock Co.	222,391	6,284,770
WR Grace & Co.	1,289	65,494

Total Materials		649,541,586

Real Estate – 2.89%
Alexandria Real Estate Equities, Inc.	4,477	726,393
American Campus Communities, Inc.	1,340,615	46,867,900
American Homes 4 Rent - Class A	9,276	249,524
American Tower Corp.	217,886	56,332,246
Americold Realty Trust	6,448	234,062
Apartment Investment & Management Co. - Class A	5,290	199,116
Apple Hospitality REIT, Inc.	7,490	72,353
AvalonBay Communities, Inc.	5,032	778,148
Boston Properties, Inc.	5,728	517,697

Brandywine Realty Trust	336,440	3,663,832
Brixmor Property Group, Inc.	10,586	135,713
Camden Property Trust	3,372	307,594
CBRE Group, Inc. - Class A(1)	11,926	539,294
CoreSite Realty Corp.	468	56,656
Corporate Office Properties Trust	4,012	101,664
Cousins Properties, Inc.	89,775	2,677,988
Crown Castle International Corp.	997	166,848
CubeSmart	6,903	186,312
CyrusOne, Inc.	4,109	298,930
Digital Realty Trust, Inc.	9,561	1,358,714
Douglas Emmett, Inc.	6,486	198,861
Duke Realty Corp.	13,168	466,016
Empire State Realty Trust, Inc. - Class A	5,226	36,582
EPR Properties	2,785	92,267
Equity Commonwealth	4,170	134,274
Equity LifeStyle Properties, Inc.	3,667	229,114
Equity Residential	407,584	23,974,091
Essex Property Trust, Inc.	2,397	549,320
Extra Space Storage, Inc.	1,334	123,222
Federal Realty Investment Trust	2,689	229,130
First Industrial Realty Trust, Inc.	4,510	173,364
Gaming & Leisure Properties, Inc.	90,010	3,114,346
Healthcare Trust of America, Inc. - Class A	7,767	205,981
Healthpeak Properties, Inc.	20,083	553,487
Highwoods Properties, Inc.	4,140	154,546
Host Hotels & Resorts, Inc.	247,163	2,666,889
Howard Hughes Corp.(1)	1,394	72,418
Hudson Pacific Properties, Inc.	5,367	135,034
Invitation Homes, Inc.	19,457	535,651
Iron Mountain, Inc.	139,685	3,645,779
JBG SMITH Properties	4,352	128,689
Jones Lang LaSalle, Inc.	1,840	190,366
Kilroy Realty Corp.	4,105	240,964
Kimco Realty Corp.	14,760	189,518
Lamar Advertising Co. - Class A	3,071	205,020
Life Storage, Inc.	1,666	158,187
Medical Properties Trust, Inc.	224,396	4,218,645
MGM Growth Properties LLC - Class A	2,672,893	72,729,419
Mid-America Apartment Communities, Inc.	4,071	466,822
National Retail Properties, Inc.	6,120	217,138
Office Properties Income Trust	104,183	2,705,633
Omega Healthcare Investors, Inc.	8,040	239,029
Outfront Media, Inc.	5,166	73,202
Paramount Group, Inc.	6,761	52,127
Park Hotels & Resorts, Inc.	8,555	84,609
Prologis, Inc.	26,353	2,459,525
Public Storage	284,756	54,641,829
Rayonier, Inc.	646,775	16,033,552
Realty Income Corp.	12,297	731,672
Regency Centers Corp.	6,022	276,350
Rexford Industrial Realty, Inc.	4,147	171,810
SBA Communications Corp. - Class A	3,420	1,018,886
Simon Property Group, Inc.	2,317	158,436
SL Green Realty Corp.	284,169	14,006,690
Spirit Realty Capital, Inc.	3,675	128,111
STORE Capital Corp.	8,032	191,242
Sun Communities, Inc.	3,455	468,774
Taubman Centers, Inc.	2,144	80,957
UDR, Inc.	11,037	412,563
Ventas, Inc.	13,344	488,657
VEREIT, Inc.	556,061	3,575,472
VICI Properties, Inc.	16,780	338,788
Vornado Realty Trust	6,270	239,577
Weingarten Realty Investors	4,334	82,043
Welltower, Inc.	14,951	773,714
Weyerhaeuser Co.	1,343,268	30,169,799
WP Carey, Inc.	6,361	430,322

Total Real Estate		361,539,493

Utilities – 2.47%
AES Corp.	23,631	342,413
Alliant Energy Corp.	8,929	427,163
Ameren Corp.	71,529	5,032,780
American Electric Power Co., Inc.	17,770	1,415,203
American Water Works Co., Inc.	6,479	833,588
Atmos Energy Corp.	4,332	431,381
Avangrid, Inc.	2,025	85,010
CenterPoint Energy, Inc.	408,655	7,629,589
CMS Energy Corp.	10,213	596,643
Consolidated Edison, Inc.	11,980	861,721
Dominion Energy, Inc.	30,020	2,437,024
DTE Energy Co.	7,125	765,938
Duke Energy Corp.	26,300	2,101,107
Edison International	1,193,952	64,843,533
Entergy Corp.	7,182	673,743
Essential Utilities, Inc.	7,994	337,667
Evergy, Inc.	8,091	479,715
Eversource Energy	12,055	1,003,820
Exelon Corp.	1,450,632	52,643,435
FirstEnergy Corp.	19,379	751,518
Hawaiian Electric Industries, Inc.	3,823	137,857
IDACORP, Inc.	1,800	157,266
MDU Resources Group, Inc.	240,495	5,334,179
National Fuel Gas Co.	101,968	4,275,518
NextEra Energy, Inc.	85,488	20,531,653
NiSource, Inc.	1,675,497	38,100,802
NRG Energy, Inc.	191,624	6,239,277
OGE Energy Corp.	7,141	216,801
PG&E Corp.(1)	22,705	201,393
Pinnacle West Capital Corp.	4,022	294,772
PPL Corp.	254,352	6,572,456
Public Service Enterprise Group, Inc.	114,410	5,624,396
Sempra Energy	132,214	15,499,447
Southern Co.	1,047,716	54,324,075
UGI Corp.	7,433	236,369
Vistra Energy Corp.	244,317	4,549,183
WEC Energy Group, Inc.	11,295	990,007
Xcel Energy, Inc.	18,796	1,174,750

Total Utilities		308,153,192

Total Common Stocks (Cost: $10,923,577,379)		11,994,381,328

PREFERRED STOCKS – 0.39%
Consumer Discretionary – 0.07%
Volkswagen AG	54,351	8,261,360

Total Consumer Discretionary		8,261,360

Healthcare – 0.08%
Becton Dickinson & Co., 6.00%(1)	183,415	9,757,678

Total Healthcare		9,757,678

Utilities – 0.24%
NextEra Energy, Inc., 5.28%	152,671	6,480,884
Sempra Energy, 6.00%	120,261	11,753,107
Sempra Energy, 6.75%	35,061	3,445,094
Southern Co., 6.75%	205,147	9,038,777

Total Utilities		30,717,862

Total Preferred Stocks (Cost: $49,764,602)		48,736,900

RIGHTS – 0.00%(2)
Communication Services – 0.00%(2)
T-Mobile US, Inc., expires 07/31/2020(1)	8,854	1,487

Total Communication Services		1,487

Total Rights (Cost: $22,301)		1,487

	Principal Amount		Value
BONDS & NOTES – 0.04%
Convertible Securities – 0.04%
Financials – 0.04%
AXA SA, 7.25%, May 2021(3)		5,500,000	5,022,187

Total Financials			5,022,187

Total Convertible Securities (Cost: $5,034,875)			5,022,187

Total Bonds & Notes (Cost: $5,034,875)			5,022,187

	Shares		Value
SHORT-TERM INVESTMENTS – 3.40%
Exchange Traded Funds – 0.13%
SPDR S&P 500 ETF Trust		52,989	16,339,688

Total Exchange Traded Funds (Cost: $15,992,504)			16,339,688

Money Market Funds – 3.10%
Goldman Sachs Financial Square Government Fund - Class I, 0.15%(4)		387,792,134	387,792,134

Total Money Market Funds (Cost: $387,792,134)			387,792,134

	Principal Amount		Value
Time Deposits – 0.17%
BBVA, Madrid, 0.01% due 07/01/2020		$2,237,072	2,237,072
BNP Paribas, Paris, 0.01% due 07/01/2020		15,151,307	15,151,307
Brown Brothers Harriman, -0.68% due 07/01/2020	EUR	387	435
JP Morgan, New York, 0.01% due 07/01/2020		$299,365	299,365
Sumitomo, Tokyo, 0.01% due 07/01/2020		3,388,492	3,388,492

Total Time Deposits (Cost: $21,076,671)			21,076,671

Total Short-Term Investments (Cost: $424,861,309)			425,208,493

TOTAL INVESTMENTS IN SECURITIES – 99.80% (Cost: $11,403,260,466)			12,473,350,395

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.20%			25,270,538

TOTAL NET ASSETS – 100.00%			$12,498,620,933

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

EUR Euro

(1)	Non-income producing security.
(2)	Amount calculated is less than 0.005%.
(3)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of the security totals $5,022,187, which represents 0.04% of total net assets.

(4)	Represents annualized seven-day yield as of the close of the reporting period.

The accompanying notes are an integral part of this Schedule of Investments.

Bridge Builder Small/Mid Cap Growth Fund

Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 98.08%
Communication Services – 4.27%
Altice USA, Inc. - Class A(1)	32,005	$721,393
AMC Networks, Inc. - Class A(1)	8,350	195,306
Anterix, Inc.(1)	7,258	329,078
ATN International, Inc.	325	19,685
Bandwidth, Inc. - Class A(1)	10,533	1,337,691
Boingo Wireless, Inc.(1)	23,661	315,165
Cable One, Inc.	503	892,750
Cardlytics, Inc.(1)	14,252	997,355
Cargurus, Inc. - Class A(1)	47,400	1,201,590
Central European Media Enterprises Ltd. - Class A(1)	23,625	83,632
Cincinnati Bell, Inc.(1)	8,461	125,646
Cogent Communications Holdings, Inc.	23,258	1,799,239
Consolidated Communications Holdings, Inc.(1)	3,750	25,387
Daily Journal Corp.(1)	487	131,490
Electronic Arts, Inc.(1)	41,173	5,436,895
Eventbrite, Inc. - Class A(1)	34,321	294,131
EverQuote, Inc. - Class A(1)	7,678	446,552
Glu Mobile, Inc.(1)	71,944	666,921
Gogo, Inc.(1)	29,970	94,705
Gray Television, Inc.(1)	14,737	205,581
IDT Corp. - Class B(1)	5,336	34,844
InterActiveCorp(1)	40,034	12,946,996
Iridium Communications, Inc.(1)	296,678	7,547,488
John Wiley & Sons, Inc. - Class A	663,680	25,883,520
Liberty Media Corp.-Liberty Braves - Class A(1)	3,206	64,376
Liberty Media Corp.-Liberty Braves - Class C(1)	11,830	233,524
Liberty Media Corp.-Liberty SiriusXM - Class A(1)	934	32,242
Liberty Media Corp.-Liberty SiriusXM - Class C(1)	1,972	67,935
Live Nation Entertainment, Inc.(1)	125,828	5,577,955
LiveXLive Media, Inc.(1)	2,538	9,188
Loral Space & Communications, Inc.	1,637	31,954
Match Group, Inc.(1)	165,964	17,766,446
Meet Group, Inc.(1)	17,540	109,450
Meredith Corp.	10,729	156,107
New York Times Co. - Class A	547,336	23,004,532
Nexstar Media Group, Inc. - Class A	2,893	242,115
Ooma, Inc.(1)	11,314	186,455
ORBCOMM, Inc.(1)	5,267	20,278
Pinterest, Inc. - Class A(1)	32,926	729,969
QuinStreet, Inc.(1)	8,412	87,990
Roku, Inc. - Class A(1)	81,893	9,542,991
Shenandoah Telecommunications Co.	26,442	1,303,326
Sirius XM Holdings, Inc.	70,392	413,201
Spotify Technology SA(1)	69,354	17,906,509
Take-Two Interactive Software, Inc.(1)	160,707	22,429,876
TechTarget, Inc.(1)	12,795	384,234
Vonage Holdings Corp.(1)	72,046	724,783
WideOpenWest, Inc.(1)	16,477	86,834
World Wrestling Entertainment, Inc. - Class A	4,529	196,785
Yelp, Inc. - Class A(1)	7,153	165,449
Zillow Group, Inc. - Class A(1)	588	33,798
Zillow Group, Inc. - Class C(1)	1,514	87,222
Zynga, Inc. - Class A(1)	4,351,496	41,513,272

Total Communication Services		204,841,836

Consumer Discretionary – 9.83%
1-800-Flowers.com, Inc. - Class A(1)	13,454	269,349
Aaron’s, Inc.	148,014	6,719,836
Accel Entertainment, Inc.(1)	24,263	233,653
Acushnet Holdings Corp.	4,342	151,058
Advance Auto Parts, Inc.	232,000	33,048,400
America’s Car-Mart, Inc.(1)	2,529	222,223

Aptiv Plc	185,609	14,462,653
Asbury Automotive Group, Inc.(1)	4,261	329,503
Aspen Group, Inc.(1)	10,338	93,559
AutoZone, Inc.(1)	1,367	1,542,140
Best Buy Co., Inc.	4,101	357,894
Big Lots, Inc.	1,657	69,594
Bloomin’ Brands, Inc.	48,769	519,878
Boot Barn Holdings, Inc.(1)	14,083	303,629
Bright Horizons Family Solutions, Inc.(1)	33,995	3,984,214
Brinker International, Inc.	16,325	391,800
Burlington Stores, Inc.(1)	130,299	25,659,782
Camping World Holdings, Inc. - Class A	17,798	483,394
CarMax, Inc.(1)	1,234	110,505
Carvana Co. - Class A(1)	5,401	649,200
Casper Sleep, Inc.(1)	1,336	11,984
Cavco Industries, Inc.(1)	4,783	922,402
Chegg, Inc.(1)	212,311	14,280,038
Children’s Place, Inc.	5,741	214,828
Chipotle Mexican Grill, Inc. - Class A(1)	24,145	25,409,232
Churchill Downs, Inc.	20,785	2,767,523
Clarus Corp.	983	11,383
Collectors Universe, Inc.	4,556	156,180
Core-Mark Holding Co., Inc.	23,042	575,013
Cracker Barrel Old Country Store, Inc.	5,527	613,000
Crocs, Inc.(1)	36,645	1,349,269
Dave & Buster’s Entertainment, Inc.	9,060	120,770
Deckers Outdoor Corp.(1)	15,299	3,004,571
Denny’s Corp.(1)	19,107	192,981
Dine Brands Global, Inc.	527	22,187
Dollar Tree, Inc.(1)	65,131	6,036,341
Domino’s Pizza, Inc.	26,013	9,610,243
Dorman Products, Inc.(1)	14,624	980,832
Dunkin’ Brands Group, Inc.	296,910	19,367,439
El Pollo Loco Holdings, Inc.(1)	747	11,026
Eldorado Resorts, Inc.(1)	43,656	1,748,859
Envela Corp.(1)	3,890	23,729
Etsy, Inc.(1)	11,665	1,239,173
Everi Holdings, Inc.(1)	15,452	79,732
Expedia Group, Inc.	1,494	122,807
Five Below, Inc.(1)	5,393	576,566
Floor & Decor Holdings, Inc. - Class A(1)	100,436	5,790,135
Fox Factory Holding Corp.(1)	98,285	8,119,324
Franchise Group, Inc.	1,301	28,466
Frontdoor, Inc.(1)	1,463	64,855
GAN Ltd.(1)	3,331	84,774
Gentherm, Inc.(1)	230,328	8,959,759
Golden Entertainment, Inc.(1)	3,413	30,444
GoPro, Inc. - Class A(1)	65,330	310,971
Greenlane Holdings, Inc. - Class A(1)	4,966	19,765
GrowGeneration Corp.(1)	15,964	109,194
GrubHub, Inc.(1)	871	61,231
H&R Block, Inc.	13,519	193,051
Hamilton Beach Brands Holding Co. - Class A	1,122	13,352
Helen of Troy Ltd.(1)	98,375	18,549,590
Hilton Grand Vacations, Inc.(1)	46,604	911,108
Hooker Furniture Corp.	331	6,438
Hudson Ltd. - Class A(1)	651,495	3,172,781
Installed Building Products, Inc.(1)	12,404	853,147
iRobot Corp.(1)	15,112	1,267,897
Jack in the Box, Inc.	1,380	102,244
Johnson Outdoors, Inc. - Class A	1,422	129,430
KB Home	7,111	218,165
LCI Industries	13,473	1,549,126
Legacy Housing Corp.(1)	842	11,973
LGI Homes, Inc.(1)	12,113	1,066,307
Lindblad Expeditions Holdings, Inc.(1)	13,738	106,057
Lithia Motors, Inc. - Class A	5,839	883,616
Lovesac Co.(1)	4,798	125,852

Lululemon Athletica, Inc.(1)	45,258	14,120,949
Lumber Liquidators Holdings, Inc.(1)	3,060	42,412
Malibu Boats, Inc. - Class A(1)	11,140	578,723
Marine Products Corp.	3,829	53,032
Marriott Vacations Worldwide Corp.	2,848	234,134
MasterCraft Boat Holdings, Inc.(1)	10,002	190,538
Mattel, Inc.(1)	20,141	194,763
MercadoLibre, Inc.(1)	6,548	6,454,822
Meritage Homes Corp.(1)	1,141	86,853
Monarch Casino & Resort, Inc.(1)	4,872	166,038
Monro, Inc.	8,749	480,670
Motorcar Parts of America, Inc.(1)	1,214	21,451
Murphy USA, Inc.(1)	15,083	1,698,195
National Vision Holdings, Inc.(1)	241,491	7,370,305
Noodles & Co. - Class A(1)	8,427	50,983
NVR, Inc.(1)	33	107,539
Ollie’s Bargain Outlet Holdings, Inc.(1)	493,923	48,231,581
OneWater Marine, Inc. - Class A(1)	2,501	60,724
O’Reilly Automotive, Inc.(1)	7,242	3,053,734
Overstock.com, Inc.(1)	18,461	524,846
Papa John’s International, Inc.	14,976	1,189,244
Peloton Interactive, Inc. - Class A(1)	232,478	13,430,254
Penn National Gaming, Inc.(1)	36,896	1,126,804
Perdoceo Education Corp.(1)	37,680	600,242
PetMed Express, Inc.	10,643	379,316
Planet Fitness, Inc. - Class A(1)	4,530	274,382
PlayAGS, Inc.(1)	3,057	10,333
Polaris Industries, Inc.	601	55,623
Pool Corp.	11,758	3,196,647
Purple Innovation, Inc. - Class A(1)	7,840	141,120
Quotient Technology, Inc.(1)	25,717	188,248
RealReal, Inc.(1)	34,505	441,319
Red Rock Resorts, Inc. - Class A	26,663	290,893
Rent-A-Center, Inc.	23,856	663,674
RH(1)	9,154	2,278,431
Rubicon Project, Inc.(1)	33,745	225,079
Ruth’s Hospitality Group, Inc.	14,080	114,893
Scientific Games Corp.(1)	22,173	342,795
SeaWorld Entertainment, Inc.(1)	13,025	192,900
Shake Shack, Inc. - Class A(1)	19,294	1,022,196
Shutterstock, Inc.	10,587	370,227
Skyline Champion Corp.(1)	30,134	733,462
Sleep Number Corp.(1)	5,651	235,308
Sonos, Inc.(1)	44,023	644,056
Sportsman’s Warehouse Holdings, Inc.(1)	23,295	331,954
Stamps.com, Inc.(1)	9,068	1,665,701
Standard Motor Products, Inc.	1,742	71,770
Steven Madden Ltd.	322,437	7,960,970
Stitch Fix, Inc. - Class A(1)	26,394	658,266
Strategic Education, Inc.	12,027	1,847,949
Sturm Ruger & Co., Inc.	8,052	611,952
Superior Group of Companies, Inc.	1,138	15,249
Taylor Morrison Home Corp. - Class A(1)	6,937	133,815
Tempur Sealy International, Inc.(1)	3,468	249,523
Texas Roadhouse, Inc. - Class A	205,912	10,824,794
TopBuild Corp.(1)	17,946	2,041,716
Tractor Supply Co.	330,469	43,552,509
Twin River Worldwide Holdings, Inc.	9,835	219,222
Ulta Beauty, Inc.(1)	158,051	32,150,734
Universal Electronics, Inc.(1)	6,664	312,008
Universal Technical Institute, Inc.(1)	14,968	104,028
US Auto Parts Network, Inc.(1)	10,815	93,658
Vail Resorts, Inc.	324	59,017
VF Corp.	1,867	113,775
Visteon Corp.(1)	15,209	1,041,816
Vivint Smart Home, Inc.(1)	8,091	140,217
Waitr Holdings, Inc.(1)	40,841	107,412
Wayfair, Inc. - Class A(1)	50,788	10,036,217

Wendy’s Co.	17,738	386,334
Williams-Sonoma, Inc.	1,244	102,020
Wingstop, Inc.	67,764	9,417,163
Winmark Corp.	467	79,969
Winnebago Industries, Inc.	17,113	1,140,068
WW International, Inc.(1)	6,188	157,051
Wynn Resorts Ltd.	2,388	177,882
XPEL, Inc.(1)	10,076	157,589
YETI Holdings, Inc.(1)	40,610	1,735,265
Yum China Holdings, Inc.	2,474	118,925

Total Consumer Discretionary		471,475,700

Consumer Staples – 4.08%
B&G Foods, Inc.	30,349	739,909
Beyond Meat, Inc.(1)	41,694	5,586,162
BJ’s Wholesale Club Holdings, Inc.(1)	74,920	2,792,268
Boston Beer, Inc. - Class A(1)	860	461,519
Bridgford Foods Corp.(1)	749	12,403
Brown-Forman Corp. - Class A	3,721	214,218
Brown-Forman Corp. - Class B	166,330	10,588,568
Calavo Growers, Inc.	180,180	11,335,124
Cal-Maine Foods, Inc.(1)	5,783	257,228
Campbell Soup Co.	220,283	10,932,645
Celsius Holdings, Inc.(1)	18,848	221,841
Central Garden & Pet Co. - Class A(1)	1,508	54,273
Central Garden & Pet Co. - Class A(1)	6,968	235,449
Church & Dwight Co., Inc.	119,276	9,220,035
Clorox Co.	8,842	1,939,670
Coca-Cola Consolidated, Inc.	2,609	597,957
Craft Brew Alliance, Inc.(1)	363	5,587
elf Beauty, Inc.(1)	14,244	271,633
Energizer Holdings, Inc.	4,854	230,516
Freshpet, Inc.(1)	21,244	1,777,273
Grocery Outlet Holding Corp.(1)	3,676	149,981
Herbalife Nutrition Ltd.(1)	1,341	60,318
Hershey Co.	181,252	23,493,884
Hostess Brands, Inc. - Class A(1)	29,295	357,985
Inter Parfums, Inc.	9,553	459,977
J&J Snack Foods Corp.	2,161	274,728
John B Sanfilippo & Son, Inc.	4,778	407,707
Kellogg Co.	8,394	554,508
Lamb Weston Holdings, Inc.	472,297	30,193,947
Lancaster Colony Corp.	10,344	1,603,217
LifeVantage Corp.(1)	7,506	101,481
Limoneira Co.	1,961	28,415
McCormick & Co., Inc.	6,849	1,228,779
Medifast, Inc.	6,124	849,827
MGP Ingredients, Inc.	5,230	191,967
Molson Coors Brewing Co. - Class B	330,000	11,338,800
Monster Beverage Corp.(1)	66,919	4,638,825
National Beverage Corp.(1)	6,413	391,321
Natural Grocers by Vitamin Cottage, Inc.	3,085	45,905
New Age Beverages Corp.(1)	20,811	31,841
Pilgrim’s Pride Corp.(1)	1,609	27,176
PriceSmart, Inc.	746	45,006
Revlon, Inc. - Class A(1)	114	1,129
Reynolds Consumer Products, Inc.	1,327	46,100
Sanderson Farms, Inc.	8,587	995,147
Sprouts Farmers Market, Inc.(1)	9,858	252,266
The J.M. Smucker Co.	316,000	33,435,960
Tootsie Roll Industries, Inc.	7,268	249,074
TreeHouse Foods, Inc.(1)	341,795	14,970,621
Turning Point Brands, Inc.	4,615	114,960
USANA Health Sciences, Inc.(1)	6,468	474,945
Vector Group Ltd.	8,671	87,230
Veru, Inc.(1)	27,192	90,821
WD-40 Co.	55,525	11,010,608

Total Consumer Staples		195,678,734

Energy – 0.27%
Ardmore Shipping Corp.	2,471	10,724
Aspen Aerogels, Inc.(1)	1,296	8,528
Cabot Oil & Gas Corp.	157,221	2,701,057
Cactus, Inc. - Class A	11,982	247,189
ChampionX Corp.(1)	237,211	2,315,179
Cheniere Energy, Inc.(1)	22,871	1,105,127
Contango Oil & Gas Co.(1)	8,334	19,085
Core Laboratories NV	123,238	2,504,196
DMC Global, Inc.	3,664	101,127
Dorian LPG Ltd.(1)	2,643	20,457
Equitrans Midstream Corp.	3,669	30,489
Goodrich Petroleum Corp.(1)	2,717	19,562
Magnolia Oil & Gas Corp. - Class A(1)	63,623	385,555
NextDecade Corp.(1)	828	1,789
Parsley Energy, Inc. - Class A	104,918	1,120,524
PDC Energy, Inc.(1)	185,514	2,307,794
Uranium Energy Corp.(1)	36,141	31,721

Total Energy		12,930,103

Financials – 8.25%
Alleghany Corp.	142	69,458
Apollo Global Management, Inc. - Class A	8,371	417,880
Ares Management Corp. - Class A	9,686	384,534
Argo Group International Holdings Ltd.	280,511	9,770,198
Arthur J. Gallagher & Co.	395,000	38,508,550
Artisan Partners Asset Management, Inc. - Class A	12,364	401,830
Assetmark Financial Holdings, Inc.(1)	3,750	102,337
Atlanticus Holdings Corp.(1)	2,795	28,900
Axis Capital Holdings Ltd.	750	30,420
Axos Financial, Inc.(1)	2,662	58,777
Bank First Corp.	3,142	201,402
Bank7 Corp.	211	2,290
Baycom Corp.(1)	1,580	20,398
Benefytt Technologies, Inc. - Class A(1)	5,686	116,336
Brightsphere Investment Group, Inc.	33,949	423,005
Brown & Brown, Inc.	1,384	56,412
BRP Group, Inc. - Class A(1)	10,819	186,844
Bryn Mawr Bank Corp.	139,378	3,855,195
Cambridge Bancorp	736	43,601
Camden National Corp.	134,069	4,630,743
Carlyle Group, Inc.	1,113	31,053
CBOE Global Markets, Inc.	2,367	220,794
Century Bancorp, Inc. - Class A	205	15,933
Coastal Financial Corp.(1)	735	10,672
Cohen & Steers, Inc.	205,484	13,983,186
Columbia Banking System, Inc.	631,961	17,912,935
Columbia Financial, Inc.(1)	7,117	99,318
Commerce Bancshares, Inc.	160,000	9,515,200
Cowen, Inc. - Class A	5,199	84,276
Crawford & Co. - Class A	1,328	10,478
Credit Acceptance Corp.(1)	67	28,074
Cullen/Frost Bankers, Inc.	267,000	19,947,570
Curo Group Holdings Corp.	9,794	80,017
Customers Bancorp, Inc.(1)	863	10,373
eHealth, Inc.(1)	13,988	1,374,181
Encore Capital Group, Inc.(1)	136,948	4,680,883
Erie Indemnity Co. - Class A	1,423	273,074
Esquire Financial Holdings, Inc.(1)	1,131	19,114
Everest Re Group Ltd.	191,000	39,384,200
FactSet Research Systems, Inc.	3,673	1,206,470
Federal Agricultural Mortgage Corp. - Class C	1,177	75,340
Federated Hermes, Inc. - Class B	15,369	364,245
FedNat Holding Co.	546	6,044
First Financial Bankshares, Inc.	70,364	2,032,816
First Foundation, Inc.	5,532	90,393
First Merchants Corp.	209,575	5,777,983
FirstCash, Inc.	106,466	7,184,326
Focus Financial Partners, Inc. - Class A(1)	17,052	563,569
Franklin Financial Network, Inc.	438	11,278

FS Bancorp, Inc.	161	6,210
GAMCO Investors, Inc. - Class A	2,999	39,917
Glacier Bancorp, Inc.	5,411	190,954
Global Indemnity Ltd.	1,013	24,251
Goosehead Insurance, Inc. - Class A(1)	976	73,356
Great Western Bancorp, Inc.	321,571	4,424,817
Green Dot Corp. - Class A(1)	2,404	117,988
Greene County Bancorp, Inc.	312	6,958
Greenhill & Co., Inc.	8,004	79,960
GWG Holdings, Inc.(1)	1,722	13,208
Hamilton Lane, Inc. - Class A	12,247	825,080
Hanmi Financial Corp.	645	6,263
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,010	57,205
HCI Group, Inc.	1,206	55,693
Heritage Insurance Holdings, Inc.	1,110	14,530
Hingham Institution for Savings	63	10,570
Houlihan Lokey, Inc. - Class A	316,923	17,633,596
Independent Bank Corp.	1,207	80,978
INTL. FCStone, Inc.(1)	662	36,410
Investors Bancorp, Inc.	35,494	301,699
Investors Title Co.	86	10,434
James River Group Holdings Ltd.	14,160	637,200
Kearny Financial Corp.	8,923	72,990
Kinsale Capital Group, Inc.	11,468	1,779,948
Lakeland Financial Corp.	927	43,189
LendingTree, Inc.(1)	740	214,252
Lincoln National Corp.	2,368	87,119
LPL Financial Holdings, Inc.	640	50,176
MarketAxess Holdings, Inc.	21,801	10,920,557
Meridian Corp.(1)	567	8,987
Moelis & Co. - Class A	29,087	906,351
Morningstar, Inc.	49,800	7,020,306
MSCI, Inc. - Class A	51,990	17,355,302
National Bank Holdings Corp. - Class A	3,835	103,545
National General Holdings Corp.	17,655	381,525
NMI Holdings, Inc. - Class A(1)	2,093	33,655
Northeast Bank	244	4,282
Northern Trust Corp.	308,000	24,436,720
PacWest Bancorp	169,889	3,348,512
Palomar Holdings, Inc. - Class A(1)	76,846	6,590,313
PennyMac Financial Services, Inc.	2,850	119,101
People’s Utah Bancorp	548	12,314
Piper Sandler Companies	45,830	2,711,303
PJT Partners, Inc. - Class A	12,762	655,201
PRA Group, Inc.(1)	169,955	6,570,460
Primerica, Inc.	2,479	289,051
Prosperity Bancshares, Inc.	242,000	14,369,960
Pzena Investment Management, Inc. - Class A	9,129	49,662
Reliant Bancorp, Inc.	377	6,141
RenaissanceRe Holdings Ltd.	1,269	217,037
RLI Corp.	18,962	1,556,780
ServisFirst Bancshares, Inc.	20,055	717,167
Siebert Financial Corp.(1)	7,417	37,530
Silvercrest Asset Management Group, Inc. - Class A	2,614	33,224
SLM Corp.	8,617	60,577
Stock Yards Bancorp, Inc.	1,898	76,300
SVB Financial Group(1)	92,392	19,913,248
T Rowe Price Group, Inc.	5,701	704,073
Texas Capital Bancshares, Inc.(1)	170,814	5,273,028
Tradeweb Markets, Inc. - Class A	815,700	47,424,798
Trupanion, Inc.(1)	16,157	689,742
UMB Financial Corp.	215,615	11,114,953
Unity Bancorp, Inc.	290	4,147
Universal Insurance Holdings, Inc.	3,934	69,828
Value Line, Inc.	923	24,912
Virtu Financial, Inc. - Class A	5,522	130,319
Virtus Investment Partners, Inc.	341	39,655
Walker & Dunlop, Inc.	1,344	68,289

Waterstone Financial, Inc.	950	14,088
West Bancorporation, Inc.	1,469	25,693
Westamerica Bancorporation	1,888	108,409

Total Financials		395,394,901

Healthcare – 25.60%
10X Genomics, Inc. - Class A(1)	5,379	480,398
1Life Healthcare, Inc.(1)	11,596	421,167
89bio, Inc.(1)	1,597	31,828
Abeona Therapeutics, Inc.(1)	9,872	28,777
ABIOMED, Inc.(1)	4,376	1,057,067
Acadia Healthcare Co., Inc.(1)	154,489	3,880,764
ACADIA Pharmaceuticals, Inc.(1)	10,814	524,155
Accelerate Diagnostics, Inc.(1)	16,489	249,973
Acceleron Pharma, Inc.(1)	4,267	406,517
Accuray, Inc.(1)	47,820	97,075
AcelRx Pharmaceuticals, Inc.(1)	11,414	13,811
AdaptHealth Corp.(1)	4,375	70,437
Adaptive Biotechnologies Corp.(1)	141,898	6,865,025
Addus HomeCare Corp.(1)	7,507	694,848
ADMA Biologics, Inc.(1)	28,749	84,235
Aduro Biotech, Inc.(1)	31,606	73,010
Adverum Biotechnologies, Inc.(1)	34,146	712,968
Aeglea BioTherapeutics, Inc.(1)	20,853	192,890
Aerie Pharmaceuticals, Inc.(1)	19,921	294,034
Affimed NV(1)	39,833	183,829
Agenus, Inc.(1)	75,081	295,068
Agile Therapeutics, Inc.(1)	34,571	96,107
Agilent Technologies, Inc.	165,064	14,586,706
Agios Pharmaceuticals, Inc.(1)	632	33,799
Aimmune Therapeutics, Inc.(1)	25,167	420,541
Akcea Therapeutics, Inc.(1)	3,969	54,375
Akebia Therapeutics, Inc.(1)	71,796	974,990
Akero Therapeutics, Inc.(1)	6,086	151,663
Albireo Pharma, Inc.(1)	5,060	134,039
Alector, Inc.(1)	25,694	627,961
Alexion Pharmaceuticals, Inc.(1)	3,248	364,556
Align Technology, Inc.(1)	102,335	28,084,817
Allakos, Inc.(1)	13,391	962,277
Allogene Therapeutics, Inc.(1)	26,632	1,140,382
Allscripts Healthcare Solutions, Inc.(1)	4,173	28,251
Alnylam Pharmaceuticals, Inc.(1)	11,299	1,673,495
Alphatec Holdings, Inc.(1)	21,031	98,846
Amedisys, Inc.(1)	3,132	621,827
American Renal Associates Holdings, Inc.(1)	2,395	15,615
AmerisourceBergen Corp. - Class A	6,944	699,747
Amicus Therapeutics, Inc.(1)	139,003	2,096,165
AMN Healthcare Services, Inc.(1)	25,592	1,157,782
Amneal Pharmaceuticals, Inc.(1)	53,696	255,593
Amphastar Pharmaceuticals, Inc.(1)	19,287	433,186
Anavex Life Sciences Corp.(1)	30,720	151,142
ANI Pharmaceuticals, Inc.(1)	2,641	85,410
Antares Pharma, Inc.(1)	89,094	245,008
Apellis Pharmaceuticals, Inc.(1)	32,551	1,063,116
Apollo Medical Holdings, Inc.(1)	5,452	89,958
Applied Therapeutics, Inc.(1)	7,227	261,256
Aprea Therapeutics, Inc.(1)	3,895	151,048
Apyx Medical Corp.(1)	1,864	10,345
Aquestive Therapeutics, Inc.(1)	10,848	52,721
Aravive, Inc.(1)	6,586	76,661
Arcturus Therapeutics Holdings, Inc.(1)	7,064	330,171
Arcus Biosciences, Inc.(1)	17,890	442,599
Arcutis Biotherapeutics, Inc.(1)	5,162	156,099
Ardelyx, Inc.(1)	39,571	273,831
Arena Pharmaceuticals, Inc.(1)	2,555	160,837
Argenx SE - ADR(1)	115,896	26,103,256
Arrowhead Pharmaceuticals, Inc.(1)	54,892	2,370,785
Arvinas, Inc.(1)	15,892	533,018
Ascendis Pharma - ADR(1)	227,442	33,638,672

Aspira Women’s Health, Inc.(1)	24,832	95,355
Assembly Biosciences, Inc.(1)	8,687	202,581
Atara Biotherapeutics, Inc.(1)	23,025	335,474
Athenex, Inc.(1)	40,937	563,293
Athersys, Inc.(1)	93,947	259,294
Atreca, Inc. - Class A(1)	10,711	227,930
AtriCure, Inc.(1)	21,220	953,839
Atrion Corp.	764	486,676
Avalon GloboCare Corp.(1)	7,063	13,420
Avantor, Inc.(1)	40,725	692,325
Avenue Therapeutics, Inc.(1)	3,695	39,795
AVEO Pharmaceuticals, Inc.(1)	4,221	21,738
Avid Bioservices, Inc.(1)	27,808	182,560
Avrobio, Inc.(1)	16,727	291,886
Axcella Health, Inc.(1)	5,041	27,877
Axogen, Inc.(1)	19,612	181,215
Axonics Modulation Technologies, Inc.(1)	16,533	580,474
Axsome Therapeutics, Inc.(1)	15,200	1,250,656
Beam Therapeutics, Inc.(1)	6,697	187,516
Bellerophon Therapeutics, Inc.(1)	1,876	23,544
Beyond Air, Inc.(1)	9,211	66,780
BeyondSpring, Inc.(1)	6,825	102,921
BioCryst Pharmaceuticals, Inc.(1)	67,039	319,441
BioDelivery Sciences International, Inc.(1)	48,226	210,265
Biohaven Pharmaceutical Holding Co. Ltd.(1)	25,830	1,888,431
BioLife Solutions, Inc.(1)	4,002	65,433
BioMarin Pharmaceutical, Inc.(1)	16,195	1,997,491
BioNTech SE - ADR(1)	146,072	9,748,845
Bio-Rad Laboratories, Inc. - Class A(1)	32,000	14,447,680
BioSig Technologies, Inc.(1)	11,591	83,455
BioSpecifics Technologies Corp.(1)	3,360	205,901
Bio-Techne Corp.	207,864	54,890,646
BioTelemetry, Inc.(1)	110,971	5,014,779
BioXcel Therapeutics, Inc.(1)	5,734	303,959
Black Diamond Therapeutics, Inc.(1)	6,658	280,701
Bluebird Bio, Inc.(1)	2,850	173,964
Blueprint Medicines Corp.(1)	29,629	2,311,062
BrainStorm Cell Therapeutics, Inc.(1)	14,446	161,940
Bridgebio Pharma, Inc.(1)	39,908	1,301,400
Bruker Corp.	4,398	178,911
Calithera Biosciences, Inc.(1)	35,497	187,424
Calyxt, Inc.(1)	6,803	33,539
Cantel Medical Corp.	341,874	15,121,087
Cara Therapeutics, Inc.(1)	22,300	381,330
Cardinal Health, Inc.	28,910	1,508,813
Cardiovascular Systems, Inc.(1)	211,155	6,661,940
CareDx, Inc.(1)	23,216	822,543
CASI Pharmaceuticals, Inc.(1)	30,438	76,095
Cassava Sciences, Inc.(1)	4,469	13,765
Castle Biosciences, Inc.(1)	5,553	209,293
Catabasis Pharmaceuticals, Inc.(1)	6,881	44,245
Catalent, Inc.(1)	1,224,719	89,771,903
Catalyst Pharmaceuticals, Inc.(1)	52,621	243,109
Catasys, Inc.(1)	4,336	107,273
Cellular Biomedicine Group, Inc.(1)	4,345	65,045
CEL-SCI Corp.(1)	15,207	226,888
Centene Corp.(1)	376,743	23,942,018
Centogene NV(1)	2,203	50,405
Cerecor, Inc.(1)	14,964	38,906
Cerner Corp.	95,294	6,532,404
Cerus Corp.(1)	90,175	595,155
Champions Oncology, Inc.(1)	3,813	36,452
Change Healthcare, Inc.(1)	17,592	197,030
Charles River Laboratories International, Inc.(1)	4,282	746,567
Checkpoint Therapeutics, Inc.(1)	21,080	41,738
Chembio Diagnostics, Inc.(1)	9,494	30,855
Chemed Corp.	1,545	696,903
ChemoCentryx, Inc.(1)	24,395	1,403,688

Chiasma, Inc.(1)	19,896	107,040
ChromaDex Corp.(1)	23,070	105,891
Cidara Therapeutics, Inc.(1)	14,276	52,678
Clovis Oncology, Inc.(1)	40,959	276,473
Co.-Diagnostics, Inc.(1)	14,173	274,248
Codexis, Inc.(1)	28,851	328,901
Cohbar, Inc.(1)	12,590	19,514
Coherus Biosciences, Inc.(1)	32,088	573,092
Collegium Pharmaceutical, Inc.(1)	18,644	326,270
CONMED Corp.	195,000	14,038,050
Constellation Pharmaceuticals, Inc.(1)	14,644	440,052
ContraFect Corp.(1)	7,222	46,149
Corbus Pharmaceuticals Holdings, Inc.(1)	37,809	317,218
Corcept Therapeutics, Inc.(1)	52,146	877,096
CorMedix, Inc.(1)	13,644	85,957
Cortexyme, Inc.(1)	8,253	382,114
CorVel Corp.(1)	4,803	340,485
Crinetics Pharmaceuticals, Inc.(1)	15,412	270,018
Cross Country Healthcare, Inc.(1)	2,265	13,952
CryoLife, Inc.(1)	16,177	310,113
CryoPort, Inc.(1)	18,815	569,154
Cue Biopharma, Inc.(1)	15,021	368,165
Cutera, Inc.(1)	8,990	109,408
Cytokinetics, Inc.(1)	26,728	629,979
CytomX Therapeutics, Inc.(1)	24,379	203,077
CytoSorbents Corp.(1)	18,842	186,536
DaVita, Inc.(1)	1,409	111,508
Deciphera Pharmaceuticals, Inc.(1)	20,541	1,226,709
Denali Therapeutics, Inc.(1)	34,672	838,369
Dentsply Sirona, Inc.	640,000	28,198,400
DermTech, Inc.(1)	4,398	58,186
DexCom, Inc.(1)	137,985	55,939,119
Dicerna Pharmaceuticals, Inc.(1)	35,270	895,858
Durect Corp.(1)	107,134	248,551
Dyadic International, Inc.(1)	8,688	75,238
Dynavax Technologies Corp. - Class A(1)	41,096	364,522
Eagle Pharmaceuticals, Inc.(1)	6,184	296,708
Editas Medicine, Inc.(1)	30,598	905,089
Edwards Lifesciences Corp.(1)	455,000	31,445,050
Eidos Therapeutics, Inc.(1)	5,959	284,066
Eiger Biopharmaceuticals, Inc.(1)	12,744	122,342
Electromed, Inc.(1)	3,923	60,375
Eloxx Pharmaceuticals, Inc.(1)	13,495	40,890
Emergent BioSolutions, Inc.(1)	24,434	1,932,241
Enanta Pharmaceuticals, Inc.(1)	880	44,185
Encompass Health Corp.	4,454	275,836
Endo International Plc(1)	56,308	193,136
Ensign Group, Inc.	28,022	1,172,721
Envista Holdings Corp.(1)	406,000	8,562,540
Epizyme, Inc.(1)	31,391	504,139
Esperion Therapeutics, Inc.(1)	14,342	735,888
Eton Pharmaceuticals, Inc.(1)	7,765	42,319
Evelo Biosciences, Inc.(1)	9,760	47,824
Evofem Biosciences, Inc.(1)	23,412	66,256
Evolent Health, Inc. - Class A(1)	6,696	47,676
Evolus, Inc.(1)	4,856	25,737
Exact Sciences Corp.(1)	277,865	24,157,583
Exagen, Inc.(1)	3,818	47,381
Exelixis, Inc.(1)	151,633	3,599,767
Exicure, Inc.(1)	27,191	66,346
Fate Therapeutics, Inc.(1)	34,405	1,180,436
Fennec Pharmaceuticals, Inc.(1)	11,701	97,703
FibroGen, Inc.(1)	38,952	1,578,725
Flexion Therapeutics, Inc.(1)	18,550	243,932
Fluidigm Corp.(1)	3,124	12,527
Fortress Biotech, Inc.(1)	31,394	84,136
Frequency Therapeutics, Inc.(1)	15,281	355,283
Fulcrum Therapeutics, Inc.(1)	6,788	124,153

Fulgent Genetics, Inc.(1)	5,400	86,400
G1 Therapeutics, Inc.(1)	8,679	210,553
Galectin Therapeutics, Inc.(1)	20,571	62,947
Galera Therapeutics, Inc.(1)	4,635	33,094
Genmab - ADR(1)	1,031,889	34,970,718
GenMark Diagnostics, Inc.(1)	36,879	542,490
Genprex, Inc.(1)	15,406	48,375
Glaukos Corp.(1)	23,264	893,803
Global Blood Therapeutics, Inc.(1)	5,784	365,144
Globus Medical, Inc. - Class A(1)	255,912	12,209,562
Gossamer Bio, Inc.(1)	11,970	155,610
Gritstone Oncology, Inc.(1)	2,299	15,265
Guardant Health, Inc.(1)	7,344	595,819
Haemonetics Corp.(1)	67,725	6,065,451
Halozyme Therapeutics, Inc.(1)	700,068	18,768,823
Hanger, Inc.(1)	2,401	39,761
Harpoon Therapeutics, Inc.(1)	5,775	95,865
Harrow Health, Inc.(1)	11,922	62,114
Health Catalyst, Inc.(1)	17,994	524,885
HealthEquity, Inc.(1)	112,719	6,613,224
Heron Therapeutics, Inc.(1)	48,200	709,022
Heska Corp.(1)	1,385	129,040
Hill-Rom Holdings, Inc.	783	85,958
HMS Holdings Corp.(1)	196,538	6,365,866
Hologic, Inc.(1)	120,590	6,873,630
Homology Medicines, Inc.(1)	18,356	278,828
Hookipa Pharma, Inc.(1)	6,369	74,008
Horizon Therapeutics Plc(1)	16,835	935,689
iBio, Inc.(1)	22,839	50,703
iCAD, Inc.(1)	11,006	109,950
ICON Plc(1)	47,110	7,936,151
ICU Medical, Inc.(1)	75,742	13,960,008
Ideaya Biosciences, Inc.(1)	1,205	17,123
IDEXX Laboratories, Inc.(1)	39,569	13,064,101
IGM Biosciences, Inc.(1)	3,845	280,685
Illumina, Inc.(1)	11,480	4,251,618
IMARA, Inc.(1)	2,679	74,021
Immunic, Inc.(1)	1,154	13,986
ImmunoGen, Inc.(1)	40,441	186,029
Immunomedics, Inc.(1)	20,359	721,523
Immunovant, Inc.(1)	10,352	252,071
Incyte Corp.(1)	18,005	1,871,980
InfuSystem Holdings, Inc.(1)	7,992	92,228
Innoviva, Inc.(1)	34,428	481,303
Inogen, Inc.(1)	6,660	236,563
Inovalon Holdings, Inc. - Class A(1)	40,892	787,580
Inovio Pharmaceuticals, Inc.(1)	78,688	2,120,642
Insmed, Inc.(1)	55,379	1,525,138
Inspire Medical Systems, Inc.(1)	14,372	1,250,651
Insulet Corp.(1)	6,235	1,211,211
Integer Holdings Corp.(1)	11,194	817,722
Integra LifeSciences Holdings Corp.(1)	828,258	38,919,843
Intellia Therapeutics, Inc.(1)	23,798	500,234
Intercept Pharmaceuticals, Inc.(1)	14,225	681,520
Intersect ENT, Inc.(1)	17,523	237,261
Intra-Cellular Therapies, Inc.(1)	11,392	292,433
Intuitive Surgical, Inc.(1)	4,542	2,588,168
Invitae Corp.(1)	63,087	1,910,905
Ionis Pharmaceuticals, Inc.(1)	6,377	375,988
Iovance Biotherapeutics, Inc.(1)	13,371	367,034
IQVIA Holdings, Inc.(1)	7,131	1,011,746
iRadimed Corp.(1)	3,183	73,877
iRhythm Technologies, Inc.(1)	14,839	1,719,692
Ironwood Pharmaceuticals, Inc. - Class A(1)	87,577	903,795
Kadmon Holdings, Inc.(1)	87,380	447,386
Kala Pharmaceuticals, Inc.(1)	21,440	225,334
Kaleido BioSciences, Inc.(1)	5,096	37,863
KalVista Pharmaceuticals, Inc.(1)	1,416	17,134

Karuna Therapeutics, Inc.(1)	8,401	936,375
Karyopharm Therapeutics, Inc.(1)	38,840	735,630
Keros Therapeutics, Inc.(1)	3,528	132,335
Kindred Biosciences, Inc.(1)	18,972	85,184
Kiniksa Pharmaceuticals Ltd. - Class A(1)	9,517	242,493
Kodiak Sciences, Inc.(1)	15,658	847,411
Krystal Biotech, Inc.(1)	6,831	282,940
Kura Oncology, Inc.(1)	28,745	468,543
La Jolla Pharmaceutical Co.(1)	11,949	50,903
Laboratory Corp. of America Holdings(1)	542	90,032
Lantheus Holdings, Inc.(1)	25,603	366,123
LeMaitre Vascular, Inc.	7,200	190,080
Lexicon Pharmaceuticals, Inc.(1)	22,770	45,426
LHC Group, Inc.(1)	91,042	15,870,441
Ligand Pharmaceuticals, Inc.(1)	70,815	7,920,658
Liquidia Technologies, Inc.(1)	11,082	93,310
LivaNova Plc(1)	18,966	912,834
Livongo Health, Inc.(1)	5,326	400,462
LogicBio Therapeutics, Inc.(1)	6,353	53,746
Luminex Corp.	23,078	750,727
Lyra Therapeutics, Inc.(1)	2,035	23,077
MacroGenics, Inc.(1)	9,281	259,126
Madrigal Pharmaceuticals, Inc.(1)	4,739	536,692
Magellan Health, Inc.(1)	5,532	403,725
Magenta Therapeutics, Inc.(1)	7,588	56,986
MannKind Corp.(1)	124,088	217,154
Marinus Pharmaceuticals, Inc.(1)	45,866	116,500
Marker Therapeutics, Inc.(1)	10,772	22,298
Masimo Corp.(1)	87,770	20,010,682
McKesson Corp.	11,915	1,827,999
MediciNova, Inc.(1)	22,442	121,636
Medpace Holdings, Inc.(1)	117,297	10,910,967
MEI Pharma, Inc.(1)	47,106	194,548
MeiraGTx Holdings Plc(1)	11,142	139,498
Menlo Therapeutics, Inc.(1)	7,090	12,266
Meridian Bioscience, Inc.(1)	20,055	467,081
Merit Medical Systems, Inc.(1)	29,677	1,354,755
Mersana Therapeutics, Inc.(1)	24,845	581,373
Mesa Laboratories, Inc.	48,937	10,609,542
Mettler-Toledo International, Inc.(1)	2,190	1,764,154
Milestone Scientific, Inc.(1)	17,952	35,006
Minerva Neurosciences, Inc.(1)	18,030	65,088
Mirati Therapeutics, Inc.(1)	20,112	2,296,187
Mirum Pharmaceuticals, Inc.(1)	1,187	23,099
Misonix, Inc.(1)	3,477	47,183
Moderna, Inc.(1)	26,564	1,705,674
Molecular Templates, Inc.(1)	13,132	181,090
Molina Healthcare, Inc.(1)	3,460	615,811
Momenta Pharmaceuticals, Inc.(1)	60,572	2,015,230
Morphic Holding, Inc.(1)	7,494	202,713
Mustang Bio, Inc.(1)	15,174	48,253
MyoKardia, Inc.(1)	23,805	2,300,039
NanoString Technologies, Inc.(1)	17,810	522,724
NantHealth, Inc.(1)	15,099	69,153
NantKwest, Inc.(1)	13,287	163,164
Natera, Inc.(1)	35,922	1,791,071
National Research Corp.	7,297	424,758
Natus Medical, Inc.(1)	5,949	129,807
Nemaura Medical, Inc.(1)	3,576	33,078
Neogen Corp.(1)	82,528	6,404,173
NeoGenomics, Inc.(1)	56,738	1,757,743
Neoleukin Therapeutics, Inc.(1)	16,086	267,028
Neubase Therapeutics, Inc.(1)	9,352	82,111
NeuroBo Pharmaceuticals, Inc.(1)	2,001	16,108
Neurocrine Biosciences, Inc.(1)	9,100	1,110,200
Nevro Corp.(1)	18,397	2,197,890
NextCure, Inc.(1)	9,015	193,282
NGM Biopharmaceuticals, Inc.(1)	11,948	235,854

Novavax, Inc.(1)	8,524	710,475
Novocure Ltd.(1)	9,828	582,800
NuVasive, Inc.(1)	77,393	4,307,694
Nymox Pharmaceutical Corp.(1)	18,620	66,101
Ocular Therapeutix, Inc.(1)	29,753	247,842
Odonate Therapeutics, Inc.(1)	7,476	316,534
Omeros Corp.(1)	28,391	417,916
Omnicell, Inc.(1)	209,261	14,778,012
OncoCyte Corp.(1)	23,268	44,442
Oncternal Therapeutics, Inc. CVR(1)(3)	207	382
OptimizeRx Corp.(1)	7,989	104,097
Optinose, Inc.(1)	16,668	124,010
Option Care Health, Inc.(1)	17,261	239,583
OraSure Technologies, Inc.(1)	20,577	239,311
Organogenesis Holdings, Inc. - Class A(1)	10,557	40,539
Orgenesis, Inc.(1)	1,862	11,321
ORIC Pharmaceuticals, Inc.(1)	4,411	148,783
OrthoPediatrics Corp.(1)	6,915	302,600
Osmotica Pharmaceuticals Plc(1)	4,695	31,597
Ovid therapeutics, Inc.(1)	23,191	170,918
Oyster Point Pharma, Inc.(1)	2,747	79,333
Pacific Biosciences of California, Inc.(1)	68,562	236,539
Pacira BioSciences, Inc.(1)	118,650	6,225,566
Paratek Pharmaceuticals, Inc.(1)	20,584	107,448
Passage Bio, Inc.(1)	4,539	124,051
PAVmed, Inc.(1)	20,137	42,489
Pennant Group, Inc.(1)	14,756	333,486
Penumbra, Inc.(1)	32,350	5,784,827
PerkinElmer, Inc.	2,147	210,599
Personalis, Inc.(1)	10,469	135,783
PetIQ, Inc. - Class A(1)	11,177	389,407
Pfenex, Inc.(1)	20,500	171,175
PhaseBio Pharmaceuticals, Inc.(1)	7,924	36,450
Phathom Pharmaceuticals, Inc.(1)	5,841	192,227
Phibro Animal Health Corp. - Class A	10,790	283,453
Phreesia, Inc.(1)	15,554	439,867
Pieris Pharmaceuticals, Inc.(1)	27,347	84,776
Portola Pharmaceuticals, Inc.(1)	42,486	764,323
PPD, Inc.(1)	5,175	138,690
PRA Health Sciences, Inc.(1)	54,108	5,264,167
Precigen, Inc.(1)	28,253	140,982
Precision BioSciences, Inc.(1)	23,173	193,031
Prestige Consumer Healthcare, Inc.(1)	285,290	10,715,492
Prevail Therapeutics, Inc.(1)	8,724	129,988
Principia Biopharma, Inc.(1)	14,581	871,798
Progyny, Inc.(1)	14,895	384,440
Protagonist Therapeutics, Inc.(1)	12,270	216,688
Protara Therapeutics, Inc.(1)	1,092	32,017
Provention Bio, Inc.(1)	22,956	323,909
PTC Therapeutics, Inc.(1)	33,820	1,716,027
Pulse Biosciences, Inc.(1)	7,514	78,596
Puma Biotechnology, Inc.(1)	16,436	171,427
Quanterix Corp.(1)	10,777	295,182
Quidel Corp.(1)	14,807	3,312,918
Quotient Ltd.(1)	32,768	242,483
R1 RCM, Inc.(1)	59,295	661,139
Radius Health, Inc.(1)	24,497	333,894
RadNet, Inc.(1)	24,165	383,499
RAPT Therapeutics, Inc.(1)	5,932	172,147
Reata Pharmaceuticals, Inc. - Class A(1)	2,097	327,174
Recro Pharma, Inc.(1)	10,915	49,663
REGENXBIO, Inc.(1)	18,789	691,999
Relmada Therapeutics, Inc.(1)	7,616	340,816
Repligen Corp.(1)	74,701	9,233,791
Replimune Group, Inc.(1)	9,394	233,441
Repro-Med Systems, Inc.(1)	13,466	120,925
ResMed, Inc.	53,873	10,343,616
Retractable Technologies, Inc.(1)	7,160	50,263

Retrophin, Inc.(1)	22,413	457,449
Revance Therapeutics, Inc.(1)	24,241	591,965
REVOLUTION Medicines, Inc.(1)	7,939	250,634
Rhythm Pharmaceuticals, Inc.(1)	18,235	406,641
Rigel Pharmaceuticals, Inc.(1)	99,058	181,276
Rocket Pharmaceuticals, Inc.(1)	18,495	387,100
Rockwell Medical, Inc.(1)	38,598	75,266
Rubius Therapeutics, Inc.(1)	3,449	20,625
Sage Therapeutics, Inc.(1)	100,782	4,190,516
Sangamo Therapeutics, Inc.(1)	63,972	573,189
Sarepta Therapeutics, Inc.(1)	60,894	9,763,744
Satsuma Pharmaceuticals, Inc.(1)	4,997	143,714
Scholar Rock Holding Corp.(1)	12,357	225,021
Schrodinger, Inc./United States(1)	7,524	688,973
scPharmaceuticals, Inc.(1)	2,912	21,432
Seattle Genetics, Inc.(1)	12,034	2,044,817
Select Medical Holdings Corp.(1)	59,689	879,219
Selecta Biosciences, Inc.(1)	17,338	49,240
Seres Therapeutics, Inc.(1)	23,951	114,007
Sharps Compliance Corp.(1)	7,902	55,551
Shockwave Medical, Inc.(1)	14,462	685,065
SI-BONE, Inc.(1)	13,721	218,713
Sientra, Inc.(1)	19,836	76,765
SIGA Technologies, Inc.(1)	32,072	189,546
Silk Road Medical, Inc.(1)	17,241	722,225
Simulations Plus, Inc.	6,896	412,519
Soleno Therapeutics, Inc.(1)	15,216	33,780
Solid Biosciences, Inc.(1)	1,265	3,706
Soliton, Inc.(1)	3,215	25,013
Sorrento Therapeutics, Inc.(1)	97,471	612,118
Spero Therapeutics, Inc.(1)	6,967	94,264
SpringWorks Therapeutics, Inc.(1)	11,489	482,538
STAAR Surgical Co.(1)	24,731	1,521,946
Stereotaxis, Inc.(1)	24,211	107,981
STERIS Plc	453	69,508
Stoke Therapeutics, Inc.(1)	6,573	156,635
Strongbridge Biopharma Plc(1)	17,653	66,728
Supernus Pharmaceuticals, Inc.(1)	5,918	140,553
Surgery Partners, Inc.(1)	12,132	140,367
Surmodics, Inc.(1)	7,189	310,852
Sutro Biopharma, Inc.(1)	7,540	58,510
Syndax Pharmaceuticals, Inc.(1)	14,663	217,306
Syneos Health, Inc. - Class A(1)	670	39,028
Syros Pharmaceuticals, Inc.(1)	22,583	240,735
Tabula Rasa HealthCare, Inc.(1)	11,123	608,762
Tactile Systems Technology, Inc.(1)	10,290	426,315
Tandem Diabetes Care, Inc.(1)	71,032	7,026,485
TCR2 Therapeutics, Inc.(1)	469	7,204
Tela Bio, Inc.(1)	2,958	38,336
Teladoc Health, Inc.(1)	17,119	3,266,990
Teleflex, Inc.	2,897	1,054,450
Tenet Healthcare Corp.(1)	5,654	102,394
TG Therapeutics, Inc.(1)	44,773	872,178
The Cooper Companies, Inc.	86,592	24,560,955
The Joint Corp.(1)	7,185	109,715
The Providence Service Corp.(1)	6,751	532,721
TherapeuticsMD, Inc.(1)	107,412	134,265
Theravance Biopharma, Inc.(1)	21,524	451,789
Tivity Health, Inc.(1)	10,846	122,885
Translate Bio, Inc.(1)	27,494	492,692
TransMedics Group, Inc.(1)	10,679	191,368
Tricida, Inc.(1)	15,280	419,894
Triple-S Management Corp. - Class B(1)	987	18,773
Turning Point Therapeutics, Inc.(1)	14,111	911,429
Twist Bioscience Corp.(1)	16,239	735,627
Tyme Technologies, Inc.(1)	44,657	59,394
Ultragenyx Pharmaceutical, Inc.(1)	31,009	2,425,524
UNITY Biotechnology, Inc.(1)	17,790	154,417

UroGen Pharma Ltd.(1)	6,435	168,082
US Physical Therapy, Inc.	6,862	555,959
Utah Medical Products, Inc.	1,478	130,980
Vapotherm, Inc.(1)	10,463	428,878
Varian Medical Systems, Inc.(1)	1,155	141,511
Vaxart, Inc.(1)	20,504	181,460
VBI Vaccines, Inc.(1)	76,395	236,825
Veeva Systems, Inc. - Class A(1)	422,092	98,946,807
Venus Concept, Inc.(1)	5,753	20,078
Veracyte, Inc.(1)	27,087	701,553
Verastem, Inc.(1)	36,284	62,408
Vericel Corp.(1)	21,369	295,320
Verrica Pharmaceuticals, Inc.(1)	7,745	85,272
Viela Bio, Inc.(1)	11,181	484,361
Viemed Healthcare, Inc.(1)	18,766	180,154
ViewRay, Inc.(1)	22,573	50,564
Viking Therapeutics, Inc.(1)	2,397	17,282
Vir Biotechnology, Inc.(1)	25,476	1,043,752
Vocera Communications, Inc.(1)	18,087	383,444
VolitionRX Ltd.(1)	12,133	47,197
Voyager Therapeutics, Inc.(1)	13,859	174,901
vTv Therapeutics, Inc. - Class A(1)	4,994	11,237
Waters Corp.(1)	134,464	24,257,306
WaVe Life Sciences Ltd.(1)	11,073	115,270
West Pharmaceutical Services, Inc.	243,653	55,350,652
Wright Medical Group NV(1)	70,341	2,090,535
Xencor, Inc.(1)	28,347	918,159
Xeris Pharmaceuticals, Inc.(1)	18,515	49,250
XOMA Corp.(1)	2,712	53,589
Y-mAbs Therapeutics, Inc.(1)	16,280	703,296
Zentalis Pharmaceuticals, Inc.(1)	5,236	251,433
ZIOPHARM Oncology, Inc.(1)	77,831	255,286
Zogenix, Inc.(1)	30,644	827,694
Zynex, Inc.(1)	9,111	226,591

Total Healthcare		1,227,375,234

Industrials – 14.05%
AAON, Inc.	171,451	9,308,075
Advanced Disposal Services, Inc.(1)	37,233	1,123,320
Advanced Drainage Systems, Inc.	27,151	1,341,259
Aerojet Rocketdyne Holdings, Inc.(1)	40,116	1,590,198
Aerovironment, Inc.(1)	11,758	936,290
Air Transport Services Group, Inc.(1)	32,503	723,842
Akerna Corp.(1)	4,586	40,357
Alamo Group, Inc.	4,340	445,458
Albany International Corp. - Class A	153,190	8,993,785
Allegiant Travel Co. - Class A	864	94,357
Allegion Plc	5,905	603,609
Allied Motion Technologies, Inc.	3,650	128,845
Allison Transmission Holdings, Inc.	7,297	268,384
Alpha Pro Tech Ltd.(1)	7,584	134,237
Altra Industrial Motion Corp.	390,492	12,441,075
Ameresco, Inc. - Class A(1)	13,864	385,142
AMETEK, Inc.	473,000	42,272,010
Apogee Enterprises, Inc.	2,041	47,025
Applied Industrial Technologies, Inc.	8,408	524,575
Armstrong World Industries, Inc.	1,757	136,976
ASGN, Inc.(1)	23,026	1,535,374
Atkore International Group, Inc.(1)	25,620	700,707
Atlas Air Worldwide Holdings, Inc.(1)	894	38,469
Avis Budget Group, Inc.(1)	29,164	667,564
Axon Enterprise, Inc.(1)	66,253	6,501,407
AZEK Co., Inc. - Class A(1)	43,693	1,392,059
Barrett Business Services, Inc.	320	17,002
Beacon Roofing Supply, Inc.(1)	259,235	6,836,027
Bloom Energy Corp. - Class A(1)	43,242	470,473
Blue Bird Corp.(1)	3,220	48,268
Brady Corp. - Class A	19,973	935,136
Brink’s Co.	27,445	1,249,022

Builders FirstSource, Inc.(1)	57,559	1,191,471
BWX Technologies, Inc.	6,039	342,049
CAI International, Inc.(1)	1,408	23,457
Carrier Global Corp.	30,832	685,087
Casella Waste Systems, Inc. - Class A(1)	21,888	1,140,803
CBIZ, Inc.(1)	4,625	110,861
CH Robinson Worldwide, Inc.	2,059	162,785
Cimpress Plc(1)	3,141	239,784
Cintas Corp.	49,949	13,304,416
Clarivate Plc(1)	1,222,000	27,287,260
Comfort Systems USA, Inc.	5,709	232,642
Construction Partners, Inc. - Class A(1)	4,647	82,531
Copart, Inc.(1)	20,088	1,672,728
CoreLogic, Inc.	404	27,157
Cornerstone Building Brands, Inc.(1)	9,295	56,328
CoStar Group, Inc.(1)	11,099	7,887,726
Covanta Holding Corp.	25,261	242,253
CRA International, Inc.	3,435	135,682
CSW Industrials, Inc.	7,662	529,521
Cubic Corp.	1,953	93,803
Daseke, Inc.(1)	27,867	109,517
Donaldson Co., Inc.	1,374	63,918
Douglas Dynamics, Inc.	11,253	395,205
Dycom Industries, Inc.(1)	12,001	490,721
EMCOR Group, Inc.	2,430	160,720
Energy Recovery, Inc.(1)	20,345	154,520
Enerpac Tool Group Corp. - Class A	10,958	192,861
EnerSys	2,159	138,996
Equifax, Inc.	8,875	1,525,435
ESCO Technologies, Inc.	12,933	1,093,226
EVI Industries, Inc.(1)	2,506	54,405
Evoqua Water Technologies Corp.(1)	46,456	864,082
ExOne Co.(1)	4,670	39,928
Expeditors International of Washington, Inc.	10,042	763,594
Exponent, Inc.	28,047	2,269,844
Fastenal Co.	45,891	1,965,970
Federal Signal Corp.	30,422	904,446
Forrester Research, Inc.(1)	5,824	186,601
Fortive Corp.	976,176	66,048,068
Forward Air Corp.	9,316	464,123
Foundation Building Materials, Inc.(1)	2,403	37,511
Franklin Covey Co.(1)	6,754	144,536
Franklin Electric Co., Inc.	23,161	1,216,416
FuelCell Energy, Inc.(1)	76,818	173,609
Gencor Industries, Inc.(1)	565	7,142
Generac Holdings, Inc.(1)	5,509	671,712
Gibraltar Industries, Inc.(1)	3,985	191,320
Gorman-Rupp Co.	1,479	45,967
Graco, Inc.	8,207	393,854
Granite Construction, Inc.	2,652	50,759
HC2 Holdings, Inc.(1)	23,423	78,233
Healthcare Services Group, Inc.	40,979	1,002,346
HEICO Corp.	3,542	352,960
HEICO Corp. - Class A	60,131	4,885,042
Helios Technologies, Inc.	7,082	263,804
Herc Holdings, Inc.(1)	764	23,478
Huntington Ingalls Industries, Inc.	380	66,306
Huron Consulting Group, Inc.(1)	1,118	49,471
IAA, Inc.(1)	3,171	122,305
ICF International, Inc.	4,910	318,315
IDEX Corp.	263,593	41,658,238
IES Holdings, Inc.(1)	1,603	37,142
IHS Markit Ltd.	497,447	37,557,249
Ingersoll Rand, Inc.(1)	537,628	15,118,099
Insperity, Inc.	10,023	648,789
Interface, Inc. - Class A	5,361	43,639
JB Hunt Transport Services, Inc.	26,169	3,149,177
John Bean Technologies Corp.	17,107	1,471,544

Kadant, Inc.	6,202	618,091
Kaman Corp.	1,426	59,322
Kforce, Inc.	10,493	306,920
Kornit Digital Ltd.(1)	107,537	5,740,325
Kratos Defense & Security Solutions, Inc.(1)	418,133	6,535,419
L3Harris Technologies, Inc.	176,904	30,015,302
Landstar System, Inc.	75,621	8,492,995
Lawson Products, Inc.(1)	1,527	49,261
Lincoln Electric Holdings, Inc.	2,429	204,619
Lindsay Corp.	6,032	556,211
Luxfer Holdings Plc	913	12,919
Marten Transport Ltd.	10,464	263,274
Masonite International Corp.(1)	13,400	1,042,252
MasTec, Inc.(1)	2,082	93,419
Mastech Digital, Inc.(1)	2,236	57,979
McGrath RentCorp	7,429	401,240
Mercury Systems, Inc.(1)	74,945	5,895,174
Meritor, Inc.(1)	28,482	563,944
Mobile Mini, Inc.	5,855	172,722
MSA Safety, Inc.	803	91,895
MSC Industrial Direct Co., Inc. - Class A	125,413	9,131,321
Mueller Water Products, Inc. - Class A	5,607	52,874
MYR Group, Inc.(1)	5,655	180,451
National Presto Industries, Inc.	207	18,090
Nordson Corp.	79,641	15,108,694
NV5 Global, Inc.(1)	5,294	269,094
Old Dominion Freight Line, Inc.	8,304	1,408,275
Omega Flex, Inc.	1,582	167,376
Orion Energy Systems, Inc.(1)	14,374	49,734
PAE, Inc.(1)	33,567	320,901
PAM Transportation Services, Inc.(1)	135	4,151
Parsons Corp.(1)	9,030	327,247
Patrick Industries, Inc.	11,689	715,951
PGT Innovations, Inc.(1)	11,828	185,463
Pitney Bowes, Inc.	35,824	93,142
Plug Power, Inc.(1)	177,978	1,461,199
Primoris Services Corp.	400,338	7,110,003
Proto Labs, Inc.(1)	64,502	7,254,540
Quanta Services, Inc.	2,779	109,020
Raven Industries, Inc.	1,660	35,707
RBC Bearings, Inc.(1)	127,851	17,137,148
Red Violet, Inc.(1)	3,589	63,310
REV Group, Inc.	1,792	10,931
Rexnord Corp.	4,446	129,601
Rockwell Automation, Inc.	176,730	37,643,490
Rollins, Inc.	12,822	543,525
Roper Technologies, Inc.	67,781	26,316,651
Saia, Inc.(1)	14,400	1,600,992
Shyft Group, Inc.	18,536	312,146
Simpson Manufacturing Co., Inc.	137,822	11,626,664
SiteOne Landscape Supply, Inc.(1)	79,984	9,115,776
SPX Corp.(1)	17,674	727,285
Sterling Construction Co., Inc.(1)	2,318	24,269
Sunrun, Inc.(1)	63,758	1,257,308
Systemax, Inc.	4,299	88,301
Teledyne Technologies, Inc.(1)	26,183	8,141,604
Tennant Co.	10,118	657,771
Tetra Tech, Inc.	29,392	2,325,495
Toro Co.	386,512	25,641,206
TPI Composites, Inc.(1)	16,421	383,759
Transcat, Inc.(1)	3,731	96,484
TransDigm Group, Inc.	1,147	507,031
TransUnion	172,035	14,973,926
Trex Co., Inc.(1)	42,432	5,519,130
TriNet Group, Inc.(1)	22,538	1,373,466
UFP Industries, Inc.	27,639	1,368,407
UniFirst Corp.	67,120	12,011,124
Universal Logistics Holdings, Inc.	2,948	51,236

Upwork, Inc.(1)	51,241	739,920
Vectrus, Inc.(1)	2,327	114,326
Verisk Analytics, Inc. - Class A	169,099	28,780,650
Vertiv Holdings Co.(1)	19,650	266,454
Vicor Corp.(1)	9,712	698,778
Virgin Galactic Holdings, Inc.(1)	5,099	83,318
Vivint Solar, Inc.(1)	26,733	264,657
Watsco, Inc.	52,886	9,397,842
Watts Water Technologies, Inc. - Class A	6,574	532,494
Welbilt, Inc.(1)	19,704	119,997
Werner Enterprises, Inc.	29,608	1,288,836
Willdan Group, Inc.(1)	3,943	98,614
WillScot Corp. - Class A(1)	16,506	202,859
WW Grainger, Inc.	3,235	1,016,308
XPO Logistics, Inc.(1)	460	35,535

Total Industrials		673,508,954

Information Technology – 27.33%
2U, Inc.(1)	1,967	74,667
8x8, Inc.(1)	183,505	2,936,080
A10 Networks, Inc.(1)	35,744	243,417
Acacia Communications, Inc.(1)	21,410	1,438,538
ACI Worldwide, Inc.(1)	62,524	1,687,523
Advanced Energy Industries, Inc.(1)	20,816	1,411,117
Advanced Micro Devices, Inc.(1)	205,295	10,800,570
Agilysys, Inc.(1)	10,458	187,617
Akamai Technologies, Inc.(1)	13,029	1,395,276
Akoustis Technologies, Inc.(1)	16,913	140,209
Alarm.com Holdings, Inc.(1)	24,797	1,607,094
Altair Engineering, Inc. - Class A(1)	234,687	9,328,808
Alteryx, Inc. - Class A(1)	5,205	855,077
Ambarella, Inc.(1)	5,423	248,373
American Software, Inc. - Class A	16,246	256,037
Amkor Technology, Inc.(1)	8,973	110,458
Amphenol Corp. - Class A	16,917	1,620,818
Anaplan, Inc.(1)	12,871	583,185
ANSYS, Inc.(1)	22,816	6,656,112
Appfolio, Inc. - Class A(1)	8,683	1,412,811
Appian Corp. - Class A(1)	17,829	913,736
Arista Networks, Inc.(1)	98,052	20,593,862
Aspen Technology, Inc.(1)	45,289	4,692,393
Atlassian Corp. Plc - Class A(1)	284,352	51,260,135
Atomera, Inc.(1)	7,948	71,532
Avalara, Inc.(1)	7,598	1,011,218
Avaya Holdings Corp.(1)	51,430	635,675
Avid Technology, Inc.(1)	16,979	123,437
Axcelis Technologies, Inc.(1)	16,904	470,776
Badger Meter, Inc.	111,488	7,014,825
Benefitfocus, Inc.(1)	15,505	166,834
Bill.Com Holdings, Inc.(1)	1,587	143,163
Black Knight, Inc.(1)	14,275	1,035,794
Blackbaud, Inc.	181,560	10,363,445
Blackline, Inc.(1)	27,542	2,283,507
Booz Allen Hamilton Holding Corp. - Class A	13,612	1,058,877
Bottomline Technologies DE, Inc.(1)	23,802	1,208,428
Box, Inc. - Class A(1)	80,775	1,676,889
Brightcove, Inc.(1)	21,374	168,427
Broadridge Financial Solutions, Inc.	11,314	1,427,714
Brooks Automation, Inc.	39,678	1,755,355
Cabot Microelectronics Corp.	88,740	12,382,780
CACI International, Inc. - Class A(1)	403	87,403
Cadence Design Systems, Inc.(1)	123,740	11,874,090
CalAmp Corp.(1)	11,661	93,405
Calix, Inc.(1)	26,575	395,967
Cambium Networks Corp.(1)	3,057	22,500
Cardtronics Plc - Class A(1)	14,051	336,943
Casa Systems, Inc.(1)	17,538	72,958
Cass Information Systems, Inc.	8,098	316,065
CDK Global, Inc.	1,534	63,538

CDW Corp.	14,028	1,629,773
Ceridian HCM Holding, Inc.(1)	283,515	22,474,234
CEVA, Inc.(1)	12,236	457,871
ChannelAdvisor Corp.(1)	14,967	237,077
Ciena Corp.(1)	51,977	2,815,074
Citrix Systems, Inc.	3,315	490,322
Clearfield, Inc.(1)	6,661	92,988
Cloudera, Inc.(1)	55,302	703,441
Cloudflare, Inc. - Class A(1)	10,766	387,038
Cognex Corp.	385,367	23,014,117
Coherent, Inc.(1)	1,956	256,197
Cohu, Inc.	1,383	23,981
CommScope Holding Co., Inc.(1)	1,075	8,955
CommVault Systems, Inc.(1)	22,597	874,504
Cornerstone OnDemand, Inc.(1)	33,170	1,279,035
Coupa Software, Inc.(1)	17,197	4,764,257
Crowdstrike Holdings, Inc. - Class A(1)	8,275	829,900
CSG Systems International, Inc.	17,724	733,596
CyberArk Software Ltd.(1)	30,584	3,036,074
CyberOptics Corp.(1)	3,905	125,780
Datadog, Inc. - Class A(1)	261,957	22,777,161
Diebold Nixdorf, Inc.(1)	15,345	92,991
Digimarc Corp.(1)	5,915	94,581
Digital Turbine, Inc.(1)	46,056	578,924
Diodes, Inc.(1)	4,085	207,109
DocuSign, Inc. - Class A(1)	79,440	13,680,362
Dolby Laboratories, Inc. - Class A	102,088	6,724,537
Domo, Inc. - Class B(1)	13,850	445,554
Dropbox, Inc. - Class A(1)	24,223	527,335
DSP Group, Inc.(1)	10,769	171,012
Dynatrace, Inc.(1)	14,997	608,878
Ebix, Inc.	7,856	175,660
eGain Corp.(1)	4,433	49,251
Elastic NV(1)	5,395	497,473
Endava Plc - ADR(1)	112,874	5,451,814
Endurance International Group Holdings, Inc.(1)	35,668	143,742
Enphase Energy, Inc.(1)	10,446	496,916
Entegris, Inc.	12,413	732,988
Envestnet, Inc.(1)	129,818	9,546,816
EPAM Systems, Inc.(1)	5,255	1,324,313
ePlus, Inc.(1)	6,006	424,504
Everbridge, Inc.(1)	3,390	469,040
EVERTEC, Inc.	33,124	930,784
Evo Payments, Inc. - Class A(1)	22,100	504,543
ExlService Holdings, Inc.(1)	214,231	13,582,245
Extreme Networks, Inc.(1)	63,447	275,360
Fabrinet(1)	20,148	1,257,638
Fair Isaac Corp.(1)	2,765	1,155,881
FARO Technologies, Inc.(1)	9,160	490,976
Fastly, Inc. - Class A(1)	7,200	612,936
Fidelity National Information Services, Inc.	218,438	29,290,351
FireEye, Inc.(1)	4,813	58,598
Fitbit, Inc. - Class A(1)	89,351	577,207
Five9, Inc.(1)	36,311	4,018,538
FleetCor Technologies, Inc.(1)	8,151	2,050,221
FLIR Systems, Inc.	86,292	3,500,866
ForeScout Technologies, Inc.(1)	26,701	566,061
FormFactor, Inc.(1)	42,066	1,233,796
Fortinet, Inc.(1)	46,610	6,398,155
Gartner, Inc.(1)	8,546	1,036,886
Genasys, Inc.(1)	18,506	89,939
Genpact Ltd.	7,253	264,880
Global Payments, Inc.	366,197	62,114,335
GlobalSCAPE, Inc.	9,192	89,622
Globant SA(1)	3,577	536,013
GoDaddy, Inc. - Class A(1)	16,365	1,200,045
GreenSky, Inc. - Class A(1)	33,303	163,185
Grid Dynamics Holdings, Inc.(1)	11,573	79,854

GTT Communications, Inc.(1)	17,518	142,947
Guidewire Software, Inc.(1)	375,421	41,615,418
Hackett Group, Inc.	11,694	158,337
HubSpot, Inc.(1)	123,910	27,799,208
I3 Verticals, Inc. - Class A(1)	8,074	244,239
Ichor Holdings Ltd.(1)	11,942	317,418
II-VI, Inc.(1)	43,401	2,049,395
Immersion Corp.(1)	7,154	44,569
Impinj, Inc.(1)	9,701	266,486
Infinera Corp.(1)	42,666	252,583
Inphi Corp.(1)	4,729	555,657
Inseego Corp.(1)	16,998	197,177
Insight Enterprises, Inc.(1)	5,137	252,740
Intellicheck, Inc.(1)	8,787	66,342
Intelligent Systems Corp.(1)	3,929	133,900
InterDigital, Inc.	5,390	305,236
International Money Express, Inc.(1)	7,408	92,304
Intevac, Inc.(1)	2,791	15,239
IPG Photonics Corp.(1)	39,844	6,390,579
Iteris, Inc.(1)	22,630	107,606
Itron, Inc.(1)	21,941	1,453,591
J2 Global, Inc.(1)	25,380	1,604,270
Jabil, Inc.	2,770	88,862
Jack Henry & Associates, Inc.	5,904	1,086,513
KBR, Inc.	9,466	213,458
Keysight Technologies, Inc.(1)	6,217	626,549
KLA-Tencor Corp.	15,352	2,985,657
Lattice Semiconductor Corp.(1)	496,017	14,081,923
Leidos Holdings, Inc.	1,301	121,865
Limelight Networks, Inc.(1)	63,190	465,078
Littelfuse, Inc.	57,716	9,848,081
LivePerson, Inc.(1)	33,406	1,384,011
LiveRamp Holdings, Inc.(1)	28,991	1,231,248
LogMeIn, Inc.	404	34,247
Lumentum Holdings, Inc.(1)	800	65,144
Luna Innovations, Inc.(1)	18,251	106,586
MACOM Technology Solutions Holdings, Inc.(1)	26,000	893,100
Majesco(1)	4,535	35,645
Manhattan Associates, Inc.(1)	222,868	20,994,166
ManTech International Corp. - Class A	6,468	442,993
Maxim Integrated Products, Inc.	8,690	526,701
MAXIMUS, Inc.	33,290	2,345,281
MaxLinear, Inc. - Class A(1)	21,761	466,991
Medallia, Inc.(1)	942,522	23,789,255
Methode Electronics, Inc.	3,413	106,690
Microchip Technology, Inc.	82,139	8,650,058
MicroStrategy, Inc. - Class A(1)	2,667	315,479
Mimecast Ltd.(1)	30,947	1,289,252
Mitek Systems, Inc.(1)	10,557	101,453
MKS Instruments, Inc.	4,057	459,415
MobileIron, Inc.(1)	52,353	258,100
Model N, Inc.(1)	18,637	647,822
MongoDB, Inc. - Class A(1)	4,132	935,237
Monolithic Power Systems, Inc.	4,301	1,019,337
Motorola Solutions, Inc.	1,723	241,444
Napco Security Technologies, Inc.(1)	6,419	150,140
National Instruments Corp.	76,171	2,948,579
NeoPhotonics Corp.(1)	18,193	161,554
NetApp, Inc.	11,881	527,160
New Relic, Inc.(1)	274,283	18,898,099
NIC, Inc.	36,371	835,078
Nice Ltd. - ADR(1)	83,198	15,744,390
nLight, Inc.(1)	18,712	416,529
NortonLifeLock, Inc.	55,139	1,093,406
Novanta, Inc.(1)	18,705	1,997,133
Nutanix, Inc. - Class A(1)	523,587	12,411,630
NVE Corp.	2,308	142,704
Okta, Inc. - Class A(1)	157,370	31,510,195

OneSpan, Inc.(1)	18,178	507,712
Onto Innovation, Inc.(1)	130,022	4,425,949
OSI Systems, Inc.(1)	9,099	679,149
Pagerduty, Inc.(1)	6,744	193,013
Pagseguro Digital Ltd. - Class A(1)	500,587	17,690,745
Palo Alto Networks, Inc.(1)	160,974	36,970,899
PAR Technology Corp.(1)	8,739	261,558
Park City Group, Inc.(1)	1,887	7,982
Paychex, Inc.	25,051	1,897,613
Paycom Software, Inc.(1)	4,868	1,507,766
Paylocity Holding Corp.(1)	3,416	498,360
PaySign, Inc.(1)	16,739	162,536
PC Connection, Inc.	467	21,650
PDF Solutions, Inc.(1)	14,549	284,578
Pegasystems, Inc.	3,496	353,690
Perficient, Inc.(1)	17,694	633,091
Perspecta, Inc.	63,028	1,464,140
PFSweb, Inc.(1)	7,708	51,489
Ping Identity Holding Corp.(1)	8,736	280,338
Pixelworks, Inc.(1)	22,355	72,207
Plantronics, Inc.	6,049	88,799
Plexus Corp.(1)	12,848	906,555
Pluralsight, Inc. - Class A(1)	9,239	166,764
Power Integrations, Inc.	58,227	6,878,356
Priority Technology Holdings, Inc.(1)	2,478	6,418
Progress Software Corp.	24,332	942,865
Proofpoint, Inc.(1)	183,989	20,444,858
PROS Holdings, Inc.(1)	108,917	4,839,182
PTC, Inc.(1)	67,970	5,287,386
Pure Storage, Inc. - Class A(1)	1,609,740	27,896,794
Q2 Holdings, Inc.(1)	166,431	14,278,115
QAD, Inc. - Class A	6,633	273,810
Qualys, Inc.(1)	170,578	17,743,524
Quantum Corp.(1)	3,251	12,549
Rapid7, Inc.(1)	76,863	3,921,550
RealPage, Inc.(1)	7,581	492,841
Repay Holdings Corp. - Class A(1)	20,087	494,743
Research Frontiers, Inc.(1)	14,527	58,980
Resonant, Inc.(1)	27,140	63,236
Rimini Street, Inc.(1)	11,078	57,052
RingCentral, Inc. - Class A(1)	35,889	10,228,724
Rogers Corp.(1)	1,769	220,417
Rosetta Stone, Inc.(1)	1,518	25,593
SailPoint Technologies Holding, Inc.(1)	48,367	1,280,274
Sapiens International Corp. NV	14,027	392,475
Science Applications International Corp.	750	58,260
SecureWorks Corp. - Class A(1)	391	4,469
Semtech Corp.(1)	164,808	8,606,274
ServiceNow, Inc.(1)	102,000	41,316,120
Shopify, Inc. - Class A(1)	3,265	3,099,138
ShotSpotter, Inc.(1)	4,342	109,418
Silicon Laboratories, Inc.(1)	161,399	16,183,478
SiTime Corp.(1)	2,761	130,899
Skyworks Solutions, Inc.	162,917	20,830,568
Slack Technologies, Inc. - Class A(1)	478,466	14,875,508
SMART Global Holdings, Inc.(1)	7,285	198,006
Smartsheet, Inc. - Class A(1)	310,912	15,831,639
Smith Micro Software, Inc.(1)	18,201	81,176
SolarEdge Technologies, Inc.(1)	4,829	670,169
Splunk, Inc.(1)	210,717	41,869,468
Sprout Social, Inc. - Class A(1)	4,377	118,179
SPS Commerce, Inc.(1)	270,413	20,313,425
SS&C Technologies Holdings, Inc.	4,653	262,801
StoneCo Ltd. - Class A(1)	15,327	594,075
SunPower Corp. - Class A(1)	30,569	234,159
Super Micro Computer, Inc.(1)	7,659	217,439
SVMK, Inc.(1)	65,367	1,538,739
Switch, Inc. - Class A	8,743	155,800

Sykes Enterprises, Inc.(1)	1,160	32,086
Synaptics, Inc.(1)	17,465	1,049,996
Synopsys, Inc.(1)	154,245	30,077,775
Telenav, Inc.(1)	7,175	39,391
Tenable Holdings, Inc.(1)	33,620	1,002,212
Teradata Corp.(1)	8,305	172,744
Teradyne, Inc.	16,347	1,381,485
Trade Desk, Inc. - Class A(1)	4,003	1,627,220
Trimble, Inc.(1)	429,856	18,565,481
TTEC Holdings, Inc.	10,214	475,564
Tucows, Inc. - Class A(1)	5,098	292,217
Twilio, Inc. - Class A(1)	10,567	2,318,611
Tyler Technologies, Inc.(1)	36,257	12,576,828
Ubiquiti, Inc.	690	120,446
Ultra Clean Holdings, Inc.(1)	21,510	486,771
Unisys Corp.(1)	3,392	37,007
Universal Display Corp.	4,238	634,090
Upland Software, Inc.(1)	12,397	430,920
Varonis Systems, Inc.(1)	17,123	1,515,043
Verint Systems, Inc.(1)	15,593	704,492
VeriSign, Inc.(1)	5,998	1,240,566
Veritone, Inc.(1)	12,546	186,434
Verra Mobility Corp. - Class A(1)	74,030	761,028
Viavi Solutions, Inc.(1)	125,702	1,601,443
VirnetX Holding Corp.	18,164	118,066
Virtusa Corp.(1)	15,555	505,071
Western Union Co.	7,881	170,387
WEX, Inc.(1)	24,168	3,987,962
Wix.com Ltd.(1)	6,454	1,653,644
Workday, Inc. - Class A(1)	241,000	45,153,760
Workiva, Inc. - Class A(1)	21,148	1,131,207
Wrap Technologies, Inc.(1)	6,337	66,412
Xilinx, Inc.	24,139	2,375,036
Xperi Holding Corp.	3,933	58,051
Yext, Inc.(1)	55,752	926,041
Zebra Technologies Corp. - Class A(1)	4,739	1,212,947
Zendesk, Inc.(1)	11,153	987,375
Zix Corp.(1)	31,940	220,386
Zoom Video Communications, Inc. - Class A(1)	175,948	44,609,856
Zscaler, Inc.(1)	473,164	51,811,458
Zuora, Inc. - Class A(1)	54,116	689,979

Total Information Technology		1,310,282,047

Materials – 2.13%
Amcor Plc	23,718	242,161
American Vanguard Corp.	2,821	38,817
Amyris, Inc.(1)	4,190	17,891
AptarGroup, Inc.	357,172	39,996,121
Avery Dennison Corp.	3,405	388,476
Balchem Corp.	46,509	4,411,844
Ball Corp.	29,514	2,050,928
Berry Global Group, Inc.(1)	114,640	5,080,845
Boise Cascade Co.	3,718	139,834
Caledonia Mining Corp. Plc	3,070	53,172
Chase Corp.	50,349	5,160,772
Compass Minerals International, Inc.	18,735	913,331
Crown Holdings, Inc.(1)	1,375	89,554
Ferro Corp.(1)	32,674	390,128
FMC Corp.	2,510	250,046
Forterra, Inc.(1)	11,907	132,882
GCP Applied Technologies, Inc.(1)	20,627	383,250
Graphic Packaging Holding Co.	923,978	12,926,452
Hawkins, Inc.	3,151	134,170
HB Fuller Co.	18,429	821,933
Ingevity Corp.(1)	138,628	7,287,674
Innospec, Inc.	105,149	8,122,760
Koppers Holdings, Inc.(1)	6,856	129,167
Louisiana-Pacific Corp.	61,622	1,580,604
Marrone Bio Innovations, Inc.(1)	33,065	38,686

Materion Corp.	3,339	205,315
Myers Industries, Inc.	7,290	106,070
NewMarket Corp.	564	225,871
Novagold Resources, Inc.(1)	121,689	1,117,105
O-I Glass, Inc.	66,827	600,106
Orion Engineered Carbons SA	18,177	192,494
PQ Group Holdings, Inc.(1)	3,195	42,302
Quaker Chemical Corp.	7,201	1,336,866
Reliance Steel & Aluminum Co.	51,270	4,867,061
Royal Gold, Inc.	4,627	575,229
RPM International, Inc.	10,538	790,982
Scotts Miracle-Gro Co.	3,757	505,204
Sensient Technologies Corp.	9,382	489,365
Stepan Co.	946	91,857
Trinseo SA	6,405	141,935
Tronox Holdings Plc - Class A	16,839	121,578
UFP Technologies, Inc.(1)	320	14,099
United States Lime & Minerals, Inc.	55	4,644
WR Grace & Co.	1,993	101,264

Total Materials		102,310,845

Real Estate – 1.28%
Alexander’s, Inc.	1,078	259,690
Altisource Portfolio Solutions SA(1)	222	3,272
Americold Realty Trust	1,980	71,874
Bluerock Residential Growth REIT, Inc. - Class A	4,504	36,392
Brookfield Property REIT, Inc. - Class A	5,060	50,398
CareTrust REIT, Inc.	7,220	123,895
CatchMark Timber Trust, Inc. - Class A	2,592	22,939
CIM Commercial Trust Corp.	5,597	60,336
Clipper Realty, Inc.	6,363	51,540
Community Healthcare Trust, Inc.	11,817	483,315
CoreSite Realty Corp.	73,842	8,939,313
Corporate Office Properties Trust	191,618	4,855,600
Cushman & Wakefield Plc(1)	20,301	252,951
Easterly Government Properties, Inc.	41,539	960,382
EastGroup Properties, Inc.	20,007	2,373,030
Equity LifeStyle Properties, Inc.	7,127	445,295
eXp World Holdings, Inc.(1)	12,985	221,394
Extra Space Storage, Inc.	8,783	811,286
FirstService Corp.	88,111	8,877,183
Four Corners Property Trust, Inc.	38,736	945,158
Gladstone Commercial Corp.	3,920	73,500
Gladstone Land Corp.	5,088	80,696
Griffin Industrial Realty, Inc.	946	51,245
Hudson Pacific Properties, Inc.	177,059	4,454,804
Innovative Industrial Properties, Inc. - Class A	3,768	331,659
Iron Mountain, Inc.	16,572	432,529
LTC Properties, Inc.	7,996	301,209
Marcus & Millichap, Inc.(1)	1,219	35,180
Maui Land & Pineapple Co., Inc.(1)	1,513	16,794
Monmouth Real Estate Investment Corp.	46,400	672,336
National Health Investors, Inc.	7,621	462,747
National Storage Affiliates Trust	34,104	977,421
NexPoint Residential Trust, Inc.	1,917	67,766
Plymouth Industrial REIT, Inc.	8,986	115,021
PS Business Parks, Inc.	10,945	1,449,118
QTS Realty Trust, Inc. - Class A	31,040	1,989,354
Redfin Corp.(1)	52,538	2,201,868
RMR Group, Inc. - Class A	7,453	219,640
Ryman Hospitality Properties, Inc.	24,040	831,784
Safehold, Inc.	5,158	296,533
Saul Centers, Inc.	5,478	176,775
Simon Property Group, Inc.	23,668	1,618,418
St Joe Co.(1)	8,766	170,236
STAG Industrial, Inc.	6,564	192,457
Terreno Realty Corp.	242,150	12,746,776
UMH Properties, Inc.	15,402	199,148
Uniti Group, Inc.	106,266	993,587
Universal Health Realty Income Trust	6,053	481,153

Total Real Estate		61,484,997

Utilities – 0.99%
Ameren Corp.	287,083	20,199,160
American States Water Co.	20,175	1,586,360
Artesian Resources Corp. - Class A	279	10,125
Atlantic Power Corp.(1)	4,183	8,366
Brookfield Infrastructure Corp. - Class A	8,738	397,929
Cadiz, Inc.(1)	6,101	61,986
California Water Service Group	24,675	1,176,997
Chesapeake Utilities Corp.	8,228	691,152
Clearway Energy, Inc. - Class A	2,762	57,919
Clearway Energy, Inc. - Class C	9,526	219,670
CMS Energy Corp.	295,340	17,253,763
El Paso Electric Co.	2,723	182,441
Genie Energy Ltd. - Class B	6,990	51,446
Global Water Resources, Inc.	6,921	72,947
MGE Energy, Inc.	5,105	329,324
Middlesex Water Co.	9,286	623,833
Northwest Natural Holding Co.	1,750	97,632
NRG Energy, Inc.	8,417	274,058
ONE Gas, Inc.	3,066	236,235
Ormat Technologies, Inc.	21,893	1,389,987
Otter Tail Corp.	7,225	280,258
Pure Cycle Corp.(1)	10,463	96,155
RGC Resources, Inc.	1,933	46,721
SJW Group	7,643	474,707
South Jersey Industries, Inc.	29,832	745,502
Southwest Gas Holdings, Inc.	2,416	166,825
Spark Energy, Inc. - Class A	6,048	42,759
Sunnova Energy International, Inc.(1)	2,223	37,947
TerraForm Power, Inc. - Class A	4,453	82,113
York Water Co.	7,142	342,530

Total Utilities		47,236,847

Total Common Stocks (Cost: $3,877,316,648)		4,702,520,198

SHORT-TERM INVESTMENTS – 2.18%
Money Market Funds – 2.01%
Goldman Sachs Financial Square Government Fund - Class I, 0.15%(2)	96,213,135	96,213,135

Total Money Market Funds (Cost: $96,213,135)		96,213,135

	Principal Amount	Value
Time Deposits – 0.17%
BNP Paribas, Paris, 0.01% due 07/01/2020	$7,527,114	7,527,114
National Australia Bank, London, 0.01% due 07/01/2020	188,364	188,364
Sumitomo, Tokyo, 0.01% due 07/01/2020	357,392	357,392

Total Time Deposits (Cost: $8,072,870)		8,072,870

Total Short-Term Investments (Cost: $104,286,005)		104,286,005

TOTAL INVESTMENTS IN SECURITIES – 100.26% (Cost: $3,981,602,653)		4,806,806,203

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.26)%		(12,659,106)

TOTAL NET ASSETS – 100.00%		$4,794,147,097

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

CVR Contingent Value Right

REIT Real Estate Investment Trust

(1)	Non-income producing security.
(2)	Represents annualized seven-day yield as of the close of the reporting period.
(3)	Security or includes securities categorized as Level 3 per the Trust’s fair value hierarchy. The value of these securities total $382, which represents 0.00% of total net assets.

The accompanying notes are an integral part of this Schedule of Investments.

Bridge Builder Small/Mid Cap Value Fund

Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 97.97%
Communication Services – 1.67%
Activision Blizzard, Inc.	67,026	$5,087,273
Alaska Communications Systems Group, Inc.	18,363	51,233
Altice USA, Inc. - Class A(1)	283,777	6,396,334
AMC Entertainment Holdings, Inc. - Class A	21,469	92,102
AMC Networks, Inc. - Class A(1)	75,383	1,763,208
ATN International, Inc.	4,294	260,088
Boston Omaha Corp. - Class A(1)	4,129	66,064
Cars.com, Inc.(1)	26,349	151,770
Central European Media Enterprises Ltd. - Class A(1)	17,866	63,246
CenturyLink, Inc.	36,479	365,884
Cincinnati Bell, Inc.(1)	12,967	192,560
Cinemark Holdings, Inc.	43,660	504,273
comScore, Inc.(1)	24,386	75,597
Consolidated Communications Holdings, Inc.(1)	25,655	173,684
Daily Journal Corp.(1)	82	22,140
DHI Group, Inc.(1)	18,710	39,291
Discovery, Inc. - Class A(1)	5,145	108,559
Discovery, Inc. - Class C(1)	10,942	210,743
DISH Network Corp. - Class A(1)	8,193	282,740
Electronic Arts, Inc.(1)	33,047	4,363,856
Emerald Holding, Inc.	12,030	37,052
Entercom Communications Corp. - Class A	48,804	67,349
Entravision Communications Corp. - Class A	26,197	37,462
Eros International Plc(1)	28,262	89,308
EW Scripps Co. - Class A	23,133	202,414
Fluent, Inc.(1)	18,400	32,752
Fox Corp. - Class A	11,299	303,039
Fox Corp. - Class B	5,357	143,782
Gaia, Inc. - Class A(1)	4,295	35,992
Gannett Co., Inc.	48,777	67,312
GCI Liberty, Inc. - Class A(1)	3,293	234,198
Gogo, Inc.(1)	2,448	7,736
Gray Television, Inc.(1)	25,142	350,731
Hemisphere Media Group, Inc. - Class A(1)	5,814	57,152
IDT Corp. - Class B(1)	2,596	16,952
iHeartMedia, Inc. - Class A(1)	11,599	96,852
IMAX Corp.(1)	507,802	5,692,460
Interpublic Group of Companies, Inc.	12,968	222,531
Iridium Communications, Inc.(1)	16,920	430,445
John Wiley & Sons, Inc. - Class A	1,436	56,004
Liberty Broadband Corp. - Class A(1)	831	101,540
Liberty Broadband Corp. - Class C(1)	3,494	433,116
Liberty Latin America Ltd. - Class A(1)	18,098	175,913
Liberty Latin America Ltd. - Class C(1)	45,778	432,144
Liberty Media Corp.-Liberty Braves - Class A(1)	1,997	40,100
Liberty Media Corp.-Liberty Braves - Class C(1)	6,123	120,868
Liberty Media Corp.-Liberty Formula One - Class A(1)	786	22,935
Liberty Media Corp.-Liberty Formula One - Class C(1)	192,702	6,110,580
Liberty Media Corp.-Liberty SiriusXM - Class A(1)	2,456	84,781
Liberty Media Corp.-Liberty SiriusXM - Class C(1)	5,116	176,246
Liberty TripAdvisor Holdings, Inc. - Class A(1)	28,673	61,073
Lions Gate Entertainment Corp. - Class A(1)	1,910	14,153
Lions Gate Entertainment Corp. - Class B(1)	3,895	26,603
Live Nation Entertainment, Inc.(1)	107,004	4,743,487
LiveXLive Media, Inc.(1)	10,115	36,616
Loral Space & Communications, Inc.	4,033	78,724
Madison Square Garden Co. - Class A(1)	625	91,806
Madison Square Garden Entertainment Corp.(1)	620	46,500
Marcus Corp.	9,191	121,965
Meredith Corp.	8,047	117,084
MSG Networks, Inc. - Class A(1)	15,539	154,613

National CineMedia, Inc.	26,395	78,393
New York Times Co. - Class A	5,424	227,971
News Corp. - Class A	12,924	153,279
News Corp. - Class B	4,066	48,589
Nexstar Media Group, Inc. - Class A	317,058	26,534,584
Omnicom Group, Inc.	7,063	385,640
ORBCOMM, Inc.(1)	25,789	99,288
Pinterest, Inc. - Class A(1)	2,271	50,348
QuinStreet, Inc.(1)	13,661	142,894
Saga Communications, Inc. - Class A	1,696	43,418
Scholastic Corp.	12,169	364,340
Sinclair Broadcast Group, Inc. - Class A	21,597	398,681
Sirius XM Holdings, Inc.	15,549	91,273
Spok Holdings, Inc.	6,700	62,645
Take-Two Interactive Software, Inc.(1)	282	39,359
TEGNA, Inc.	304,234	3,389,167
Telephone & Data Systems, Inc.	3,352	66,638
Tribune Publishing Co.	6,756	67,492
TripAdvisor, Inc.	3,326	63,227
TrueCar, Inc.(1)	41,055	105,922
Twitter, Inc.(1)	25,645	763,964
United States Cellular Corp.(1)	480	14,818
ViacomCBS, Inc. - Class A	331	8,474
ViacomCBS, Inc. - Class B	226,804	5,289,069
Vonage Holdings Corp.(1)	41,027	412,732
WideOpenWest, Inc.(1)	11,097	58,481
Yelp, Inc. - Class A(1)	171,649	3,970,241
Zillow Group, Inc. - Class A(1)	1,721	98,923
Zillow Group, Inc. - Class C(1)	4,006	230,786
Zynga, Inc. - Class A(1)	5,266	50,238

Total Communication Services		84,953,889

Consumer Discretionary – 10.69%
Aaron’s, Inc.	163,910	7,441,514
Abercrombie & Fitch Co. - Class A	25,803	274,544
Acushnet Holdings Corp.	10,537	366,582
Adient Plc(1)	35,191	577,836
Adtalem Global Education, Inc.(1)	20,807	648,138
Advance Auto Parts, Inc.	35,010	4,987,175
American Axle & Manufacturing Holdings, Inc.(1)	184,030	1,398,628
American Eagle Outfitters, Inc.	175,663	1,914,727
American Public Education, Inc.(1)	5,825	172,420
America’s Car-Mart, Inc.(1)	585	51,404
Aptiv Plc	8,937	696,371
Aramark	596,585	13,464,923
Asbury Automotive Group, Inc.(1)	4,886	377,834
At Home Group, Inc.(1)	19,564	126,970
AutoNation, Inc.(1)	1,968	73,957
AutoZone, Inc.(1)	12,834	14,478,292
BBX Capital Corp. - Class A	24,802	62,997
Beazer Homes USA, Inc.(1)	10,607	106,813
Bed Bath & Beyond, Inc.	132,477	1,404,256
Best Buy Co., Inc.	165,615	14,453,221
Big Lots, Inc.	58,764	2,468,088
Biglari Holdings, Inc. - Class A(1)	40	13,400
Biglari Holdings, Inc. - Class B(1)	321	22,143
BJ’s Restaurants, Inc.	7,865	164,693
Bloomin’ Brands, Inc.	143,600	1,530,776
Bluegreen Vacations Corp.	2,892	15,675
Boot Barn Holdings, Inc.(1)	1,008	21,733
BorgWarner, Inc.	455,190	16,068,207
Boyd Gaming Corp.	32,916	687,944
Bright Horizons Family Solutions, Inc.(1)	59,738	7,001,294
Brinker International, Inc.	6,320	151,680
Brunswick Corp.	322,027	20,612,948
Buckle, Inc.	118,351	1,855,744
Burlington Stores, Inc.(1)	230	45,294
Caesars Entertainment Corp.(1)	18,985	230,288
Caleres, Inc.	15,947	132,998

Callaway Golf Co.	37,799	661,861
Capri Holdings Ltd.(1)	4,718	73,742
CarMax, Inc.(1)	5,015	449,093
Carnival Corp.	15,670	257,301
Carriage Services, Inc. - Class A	6,301	114,174
Carrols Restaurant Group, Inc.(1)	14,342	69,415
Carter’s, Inc.	141,703	11,435,432
Casper Sleep, Inc.(1)	3,493	31,332
Cato Corp. - Class A	9,028	73,849
Century Casinos, Inc.(1)	10,815	44,882
Century Communities, Inc.(1)	11,568	354,675
Cheesecake Factory, Inc.	17,529	401,765
Chico’s FAS, Inc.	56,054	77,355
Children’s Place, Inc.	1,806	67,581
Choice Hotels International, Inc.	1,164	91,840
Chuy’s Holdings, Inc.(1)	6,349	94,473
Citi Trends, Inc.	4,631	93,639
Clarus Corp.	2,719	31,486
Collectors Universe, Inc.	293	10,044
Columbia Sportswear Co.	957	77,115
Conn’s, Inc.(1)	7,635	77,037
Container Store Group, Inc.(1)	8,198	26,562
Cooper Tire & Rubber Co.	20,241	558,854
Cooper-Standard Holdings, Inc.(1)	8,096	107,272
Core-Mark Holding Co., Inc.	1,339	33,415
Cracker Barrel Old Country Store, Inc.	5,618	623,092
Dana, Inc.	591,516	7,210,580
Darden Restaurants, Inc.	57,300	4,341,621
Dave & Buster’s Entertainment, Inc.	11,822	157,587
Del Taco Restaurants, Inc.(1)	11,181	66,303
Denny’s Corp.(1)	7,431	75,053
Designer Brands, Inc. - Class A	26,152	177,049
Dick’s Sporting Goods, Inc.	113,258	4,673,025
Dillard’s, Inc. - Class A	3,223	83,121
Dine Brands Global, Inc.	31,082	1,308,552
Dollar General Corp.	34,150	6,505,917
Dollar Tree, Inc.(1)	48,842	4,526,677
DR Horton, Inc.	11,027	611,447
Duluth Holdings, Inc. - Class B(1)	5,209	38,390
Dunkin’ Brands Group, Inc.	392	25,570
eBay, Inc.	242,896	12,739,895
El Pollo Loco Holdings, Inc.(1)	6,346	93,667
Eldorado Resorts, Inc.(1)	1,835	73,510
Escalade, Inc.	4,292	59,916
Ethan Allen Interiors, Inc.	9,618	113,781
Everi Holdings, Inc.(1)	20,993	108,324
Expedia Group, Inc.	82,786	6,805,009
Express, Inc.(1)	28,771	44,307
Extended Stay America, Inc.	5,911	66,144
Fiesta Restaurant Group, Inc.(1)	6,877	43,875
Foot Locker, Inc.	301,925	8,804,133
Ford Motor Co.	129,969	790,212
Fossil Group, Inc.(1)	18,834	87,578
Franchise Group, Inc.	6,577	143,905
Frontdoor, Inc.(1)	2,386	105,771
Funko, Inc. - Class A(1)	298,891	1,733,568
GameStop Corp. - Class A(1)	23,687	102,802
GAN Ltd.(1)	540	13,743
Gap, Inc.	6,089	76,843
Garmin Ltd.	4,994	486,915
Genesco, Inc.(1)	5,974	129,397
Gentex Corp.	247,409	6,375,730
Genuine Parts Co.	4,690	407,842
G-III Apparel Group Ltd.(1)	17,534	233,027
Golden Entertainment, Inc.(1)	3,721	33,191
Goodyear Tire & Rubber Co.	239,625	2,143,446
GoPro, Inc. - Class A(1)	7,606	36,205
Graham Holdings Co. - Class B	138	47,288

Grand Canyon Education, Inc.(1)	198,359	17,957,440
Green Brick Partners, Inc.(1)	8,538	101,175
Group 1 Automotive, Inc.	41,184	2,716,908
Groupon, Inc. - Class A(1)	9,548	173,010
GrubHub, Inc.(1)	2,769	194,661
Guess, Inc.	17,908	173,170
H&R Block, Inc.	1,960	27,989
Hamilton Beach Brands Holding Co. - Class A	2,278	27,108
Hanesbrands, Inc.	693,284	7,827,176
Harley-Davidson, Inc.	405,125	9,629,821
Hasbro, Inc.	4,238	317,638
Haverty Furniture Cos, Inc.	7,033	112,528
Hibbett Sports, Inc.(1)	6,787	142,120
Hilton Worldwide Holdings, Inc.	9,101	668,468
Hooker Furniture Corp.	4,417	85,911
Houghton Mifflin Harcourt Co.(1)	47,759	86,444
Hudson Ltd. - Class A(1)	15,890	77,384
Hyatt Hotels Corp. - Class A	1,179	59,292
International Game Technology Plc	389,536	3,466,870
Jack in the Box, Inc.	8,069	597,832
Johnson Outdoors, Inc. - Class A	1,049	95,480
K12, Inc.(1)	15,944	434,315
KB Home	30,201	926,567
Kohl’s Corp.	85,664	1,779,241
Kontoor Brands, Inc.	21,008	374,152
Kura Sushi USA, Inc. - Class A(1)	1,230	17,564
L Brands, Inc.	7,615	113,997
Lakeland Industries, Inc.(1)	2,937	65,877
Lands’ End, Inc.(1)	5,578	44,847
Las Vegas Sands Corp.	130,529	5,944,291
Laureate Education, Inc. - Class A(1)	795,634	7,928,493
La-Z-Boy, Inc.	617,170	16,700,620
Lear Corp.	81,656	8,902,137
Legacy Housing Corp.(1)	2,176	30,943
Leggett & Platt, Inc.	4,407	154,906
Lennar Corp. - Class A	93,795	5,779,648
Lennar Corp. - Class B	507	23,368
Lifetime Brands, Inc.	4,500	30,240
Liquidity Services, Inc.(1)	10,793	64,326
Lithia Motors, Inc. - Class A	4,608	697,329
LKQ Corp.(1)	409,274	10,722,979
Lumber Liquidators Holdings, Inc.(1)	9,972	138,212
M/I Homes, Inc.(1)	11,137	383,558
Macy’s, Inc.	160,104	1,101,516
MarineMax, Inc.(1)	8,565	191,770
Marriott International, Inc. - Class A	62,848	5,387,959
Marriott Vacations Worldwide Corp.	14,101	1,159,243
Mattel, Inc.(1)	4,633	44,801
MDC Holdings, Inc.	133,781	4,775,982
Meritage Homes Corp.(1)	13,989	1,064,843
MGM Resorts International	15,687	263,542
Modine Manufacturing Co.(1)	20,401	112,614
Mohawk Industries, Inc.(1)	100,092	10,185,362
Monarch Casino & Resort, Inc.(1)	1,359	46,315
Monro, Inc.	6,662	366,010
Motorcar Parts of America, Inc.(1)	6,000	106,020
Movado Group, Inc.	6,541	70,904
Nathan’s Famous, Inc.	994	55,903
National Vision Holdings, Inc.(1)	5,764	175,917
Nautilus, Inc.(1)	12,866	119,268
Newell Brands, Inc.	336,028	5,336,125
Noodles & Co. - Class A(1)	6,127	37,068
Nordstrom, Inc.	96,122	1,488,930
Norwegian Cruise Line Holdings Ltd.(1)	8,529	140,131
NVR, Inc.(1)	3,445	11,226,394
Office Depot, Inc.	898,111	2,110,561
Ollie’s Bargain Outlet Holdings, Inc.(1)	204	19,921
OneSpaWorld Holdings Ltd.	17,391	82,955

Overstock.com, Inc.(1)	2,878	81,822
Oxford Industries, Inc.	178,049	7,835,937
Papa John’s International, Inc.	1,778	141,191
Peloton Interactive, Inc. - Class A(1)	2,466	142,461
Penn National Gaming, Inc.(1)	26,662	814,257
Penske Automotive Group, Inc.	44,168	1,709,743
Planet Fitness, Inc. - Class A(1)	1,156	70,019
PlayAGS, Inc.(1)	8,230	27,817
Polaris Industries, Inc.	1,735	160,574
Pool Corp.	12,905	3,508,482
PulteGroup, Inc.	93,624	3,186,025
PVH Corp.	126,678	6,086,878
Quotient Technology, Inc.(1)	15,610	114,265
Qurate Retail, Inc.(1)	12,696	120,612
Ralph Lauren Corp. - Class A	1,594	115,597
RCI Hospitality Holdings, Inc.	3,541	49,078
Red Robin Gourmet Burgers, Inc.(1)	4,946	50,449
Red Rock Resorts, Inc. - Class A	690,731	7,535,875
Regis Corp.(1)	438,831	3,589,638
Rent-A-Center, Inc.	2,374	66,045
Rocky Brands, Inc.	2,872	59,048
Ross Stores, Inc.	52,000	4,432,480
Royal Caribbean Cruises Ltd.	30,990	1,558,797
Rubicon Project, Inc.(1)	19,469	129,858
Sally Beauty Holdings, Inc.(1)	45,414	569,037
Scientific Games Corp.(1)	6,460	99,872
SeaWorld Entertainment, Inc.(1)	11,104	164,450
Service Corp. International	5,793	225,290
ServiceMaster Global Holdings, Inc.(1)	506,762	18,086,336
Shoe Carnival, Inc.	3,890	113,860
Signet Jewelers Ltd.	22,085	226,813
Six Flags Entertainment Corp.	224,217	4,307,209
Skechers U.S.A., Inc. - Class A(1)	210,528	6,606,369
Sleep Number Corp.(1)	76,372	3,180,130
Smith & Wesson Brands, Inc.(1)	21,922	471,761
Sonic Automotive, Inc. - Class A	9,866	314,824
Stamps.com, Inc.(1)	18,934	3,477,986
Standard Motor Products, Inc.	7,076	291,531
Steven Madden Ltd.	19,149	472,789
Stitch Fix, Inc. - Class A(1)	3,426	85,444
Stoneridge, Inc.(1)	153,865	3,178,851
Sturm Ruger & Co., Inc.	787	59,812
Superior Group of Cos, Inc.	3,749	50,237
Tapestry, Inc.	9,227	122,535
Target Hospitality Corp.(1)	11,000	18,590
Taylor Morrison Home Corp. - Class A(1)	45,434	876,422
Tempur Sealy International, Inc.(1)	407	29,284
Tenneco, Inc. - Class A(1)	67,880	513,173
The Michaels Companies, Inc.(1)	31,721	224,267
Thor Industries, Inc.	1,839	195,909
Tiffany & Co.	4,038	492,394
Tilly’s, Inc. - Class A	10,167	57,647
Toll Brothers, Inc.	392,556	12,793,400
TRI Pointe Group, Inc.(1)	51,425	755,433
Tupperware Brands Corp.	21,052	99,997
Turtle Beach Corp.(1)	5,328	78,428
Ulta Beauty, Inc.(1)	126	25,631
Under Armour, Inc. - Class A(1)	6,259	60,963
Under Armour, Inc. - Class C(1)	6,303	55,719
Unifi, Inc.(1)	5,438	70,041
Universal Electronics, Inc.(1)	733	34,319
Urban Outfitters, Inc.(1)	434,025	6,605,861
US Auto Parts Network, Inc.(1)	927	8,028
Vail Resorts, Inc.	54,447	9,917,521
Vera Bradley, Inc.(1)	9,213	40,906
VF Corp.	97,411	5,936,226
Vista Outdoor, Inc.(1)	23,480	339,286
Visteon Corp.(1)	63,364	4,340,434

Vivint Smart Home, Inc.(1)	22,314	386,702
VOXX International Corp. - Class A(1)	7,992	46,194
Wayfair, Inc. - Class A(1)	193	38,139
Weyco Group, Inc.	2,512	54,234
Whirlpool Corp.	127,941	16,572,198
Williams-Sonoma, Inc.	55,347	4,539,007
Winmark Corp.	892	152,746
Wolverine World Wide, Inc.	497,641	11,848,832
Workhorse Group, Inc.(1)	25,455	442,662
WW International, Inc.(1)	14,330	363,695
Wyndham Destinations, Inc.	195,154	5,499,440
Wyndham Hotels & Resorts, Inc.	277,215	11,814,903
Wynn Resorts Ltd.	64,837	4,829,708
Yum China Holdings, Inc.	11,183	537,567
Zumiez, Inc.(1)	278,508	7,625,549

Total Consumer Discretionary		545,219,337

Consumer Staples – 4.35%
Alico, Inc.	1,973	61,479
Archer-Daniels-Midland Co.	258,251	10,304,215
B&G Foods, Inc.	3,088	75,285
BellRing Brands, Inc. - Class A(1)	15,879	316,627
Beyond Meat Inc.(1)	347	46,491
BJ’s Wholesale Club Holdings, Inc.(1)	95,743	3,568,342
Bridgford Foods Corp.(1)	418	6,922
Brown-Forman Corp. - Class A	192	11,053
Brown-Forman Corp. - Class B	925	58,886
Bunge Ltd.	4,588	188,704
Cal-Maine Foods, Inc.(1)	8,207	365,047
Campbell Soup Co.	2,937	145,763
Casey’s General Stores, Inc.	1,230	183,910
Central Garden & Pet Co. - Class A(1)	2,854	102,716
Central Garden & Pet Co. - Class A(1)	324,049	10,949,616
Clorox Co.	1,224	268,509
Coca-Cola European Partners Plc	143,340	5,412,518
Conagra Brands, Inc.	219,854	7,732,265
Constellation Brands, Inc. - Class A	105,460	18,450,227
Coty, Inc. - Class A	9,589	42,863
Craft Brew Alliance, Inc.(1)	4,576	70,425
Darling Ingredients, Inc.(1)	64,553	1,589,295
Edgewell Personal Care Co.(1)	21,830	680,223
Energizer Holdings, Inc.	148,137	7,035,026
Farmer Brothers Co.(1)	6,480	47,563
Flowers Foods, Inc.	196,729	4,398,860
Fresh Del Monte Produce, Inc.	12,528	308,439
Grocery Outlet Holding Corp.(1)	1,083	44,186
Hain Celestial Group, Inc.(1)	2,711	85,424
Herbalife Nutrition Ltd.(1)	2,931	131,836
Hershey Co.	1,120	145,174
HF Foods Group, Inc.(1)	14,134	127,913
Hormel Foods Corp.	9,307	449,249
Hostess Brands, Inc. - Class A(1)	612,626	7,486,290
Ingles Markets, Inc. - Class A	5,760	248,083
Ingredion, Inc.	72,837	6,045,471
J&J Snack Foods Corp.	4,456	566,491
Kellogg Co.	5,530	365,312
Kroger Co.	352,635	11,936,695
Lamb Weston Holdings, Inc.	3,751	239,801
Lancaster Colony Corp.	67,720	10,495,923
Landec Corp.(1)	9,490	75,540
Limoneira Co.	5,032	72,914
McCormick & Co., Inc.	1,821	326,706
MGP Ingredients, Inc.	1,234	45,294
Molson Coors Brewing Co. - Class B	277,523	9,535,690
Natural Grocers by Vitamin Cottage, Inc.	1,135	16,889
Nature’s Sunshine Products, Inc.(1)	3,336	30,057
New Age Beverages Corp.(1)	20,044	30,667
Nomad Foods Ltd.(1)	763,357	16,374,008
Nu Skin Enterprises, Inc. - Class A	1,708	65,297

Oil-Dri Corp. of America	1,956	67,873
Performance Food Group Co.(1)	595,067	17,340,252
Pilgrim’s Pride Corp.(1)	133,713	2,258,413
Post Holdings, Inc.(1)	206,792	18,119,115
PriceSmart, Inc.	8,631	520,708
Primo Water Corp.	62,713	862,304
Revlon, Inc. - Class A(1)	2,608	25,819
Reynolds Consumer Products, Inc.	1,171	40,681
Rite Aid Corp.(1)	22,002	375,354
Sanderson Farms, Inc.	49,284	5,711,523
Seaboard Corp.	8	23,471
Seneca Foods Corp. - Class A(1)	2,437	82,395
Simply Good Foods Co.(1)	635,497	11,807,534
SpartanNash Co.	14,331	304,534
Spectrum Brands Holdings, Inc.	1,412	64,811
Sprouts Farmers Market, Inc.(1)	632	16,173
The Andersons, Inc.	12,424	170,954
The Chefs’ Warehouse, Inc.(1)	10,644	144,546
The J.M. Smucker Co.	59,251	6,269,348
Tootsie Roll Industries, Inc.	1,008	34,544
TreeHouse Foods, Inc.(1)	1,842	80,680
Tyson Foods, Inc. - Class A	268,733	16,046,047
United Natural Foods, Inc.(1)	49,832	907,441
Universal Corp.	54,159	2,302,299
US Foods Holding Corp.(1)	7,330	144,548
Vector Group Ltd.	47,591	478,765
Village Super Market, Inc. - Class A	3,461	95,939
WD-40 Co.	314	62,266
Weis Markets, Inc.	3,882	194,566

Total Consumer Staples		221,915,082

Energy – 3.20%
Adams Resources & Energy, Inc.	875	23,424
Antero Midstream Corp.	9,551	48,710
Antero Resources Corp.(1)	98,735	250,787
Apache Corp.	12,586	169,911
Arch Resources, Inc.	23,750	674,738
Archrock, Inc.	53,423	346,715
Ardmore Shipping Corp.	9,864	42,810
Aspen Aerogels, Inc.(1)	7,297	48,014
Baker Hughes a GE Co. - Class A	454,257	6,991,015
Berry Petroleum Corp.	29,324	141,635
Bonanza Creek Energy, Inc.(1)	7,303	108,230
Brigham Minerals, Inc. - Class A	12,438	153,609
Bristow Group, Inc.(1)	2,391	33,307
Cabot Oil & Gas Corp.	13,064	224,440
Cactus, Inc. - Class A	10,623	219,153
California Resources Corp.(1)	21,689	26,461
Callon Petroleum Co.(1)	1,096,845	1,261,372
ChampionX Corp.(1)	914,215	8,922,738
Cimarex Energy Co.	172,660	4,746,423
Clean Energy Fuels Corp.(1)	50,361	111,801
CNX Resources Corp.(1)	73,768	638,093
Comstock Resources, Inc.(1)	7,307	32,005
Concho Resources, Inc.	6,507	335,111
ConocoPhillips	161,928	6,804,215
CONSOL Energy, Inc.(1)	10,099	51,202
Contango Oil & Gas Co.(1)	28,394	65,022
Continental Resources, Inc.	2,501	43,843
CVR Energy, Inc.	12,284	247,031
Delek US Holdings, Inc.	109,084	1,899,152
Devon Energy Corp.	12,741	144,483
DHT Holdings, Inc.	44,277	227,141
Diamond S Shipping, Inc.(1)	10,009	79,972
Diamondback Energy, Inc.	5,250	219,555
DMC Global, Inc.	3,059	84,428
Dorian LPG Ltd.(1)	10,948	84,738
Dril-Quip, Inc.(1)	14,029	417,924
Earthstone Energy, Inc. - Class A(1)	10,289	29,221

Energy Fuels, Inc.(1)	46,561	70,307
EQT Corp.	8,501	101,162
Equitrans Midstream Corp.	12,350	102,629
Evolution Petroleum Corp.	12,314	34,479
Exterran Corp.(1)	10,494	56,563
Falcon Minerals Corp.	18,325	58,640
Frank’s International NV(1)	1,711,222	3,816,025
Frontline Ltd./Bermuda	46,874	327,181
Golar LNG Ltd.(1)	36,620	265,129
Goodrich Petroleum Corp.(1)	1,131	8,143
Green Plains, Inc.(1)	13,558	138,495
Gulfport Energy Corp.(1)	64,127	69,898
Halliburton Co.	29,198	378,990
Helix Energy Solutions Group, Inc.(1)	60,009	208,231
Helmerich & Payne, Inc.	3,471	67,719
Hess Corp.	9,158	474,476
HollyFrontier Corp.	108,545	3,169,514
International Seaways, Inc.	9,288	151,766
Kosmos Energy Ltd.	164,146	272,482
Liberty Oilfield Services, Inc. - Class A	27,806	152,377
Magnolia Oil & Gas Corp. - Class A(1)	2,225,217	13,484,815
Marathon Oil Corp.	26,308	161,005
Marathon Petroleum Corp.	318,461	11,904,072
Matador Resources Co.(1)	954,342	8,111,907
Matrix Service Co.(1)	10,286	99,980
Montage Resources Corp.(1)	7,758	30,644
Murphy Oil Corp.	4,849	66,916
Nabors Industries Ltd.	2,870	106,247
NACCO Industries, Inc. - Class A	1,329	30,966
National Energy Services Reunited, Inc.(1)	8,321	57,248
National Oilwell Varco, Inc.	12,930	158,393
Newpark Resources, Inc.(1)	37,231	83,025
NextDecade Corp.(1)	7,837	16,928
NexTier Oilfield Solutions, Inc.(1)	67,989	166,573
Noble Energy, Inc.	1,081,963	9,694,388
Nordic American Tankers Ltd.	55,057	223,531
Occidental Petroleum Corp.	27,073	495,436
Oceaneering International, Inc.(1)	40,763	260,476
Oil States International, Inc.(1)	24,270	115,283
ONEOK, Inc.	14,623	485,776
Overseas Shipholding Group, Inc. - Class A(1)	22,289	41,458
Ovintiv, Inc.	105,127	1,003,963
Par Pacific Holdings, Inc.(1)	16,773	150,789
Parsley Energy, Inc. - Class A	1,499,082	16,010,196
Patterson-UTI Energy, Inc.	31,134	108,035
PBF Energy, Inc. - Class A	39,297	402,401
PDC Energy, Inc.(1)	40,072	498,496
Peabody Energy Corp.	29,633	85,343
Penn Virginia Corp.(1)	5,537	52,768
Pioneer Natural Resources Co.	137,098	13,394,475
Plains GP Holdings LP - Class A(1)	463,911	4,128,808
PrimeEnergy Resources Corp.(1)	192	13,649
ProPetro Holding Corp.(1)	33,895	174,220
Range Resources Corp.	85,285	480,155
Renewable Energy Group, Inc.(1)	15,204	376,755
REX American Resources Corp.(1)	2,160	149,839
RPC, Inc.(1)	26,250	80,850
Scorpio Tankers, Inc.	20,200	258,762
SEACOR Holdings, Inc.(1)	7,881	223,190
Select Energy Services, Inc. - Class A(1)	23,781	116,527
SFL Corp. Ltd.	37,148	345,105
SM Energy Co.	47,388	177,705
Solaris Oilfield Infrastructure, Inc. - Class A	12,802	94,991
Southwestern Energy Co.(1)	216,234	553,559
Talos Energy, Inc.(1)	4,251	39,109
Targa Resources Corp.	7,678	154,097
Tellurian, Inc.(1)	58,716	67,523
Tidewater, Inc.(1)	16,158	90,323

Transocean Ltd.(1)	237,024	433,754
Uranium Energy Corp.(1)	42,777	37,545
US Silica Holdings, Inc.	29,871	107,834
Valero Energy Corp.	219,740	12,925,107
W&T Offshore, Inc.(1)	36,883	84,093
Whiting Petroleum Corp.(1)	36,292	41,010
Williams Cos, Inc.	40,564	771,527
World Fuel Services Corp.	90,278	2,325,561
WPX Energy, Inc.(1)	2,467,681	15,743,805

Total Energy		163,369,571

Financials – 19.90%
1st Constitution Bancorp	3,471	43,040
1st Source Corp.	6,855	243,901
ACNB Corp.	3,369	88,200
Affiliated Managers Group, Inc.	1,563	116,537
Aflac, Inc.	165,052	5,946,824
AGNC Investment Corp.	18,935	244,261
Alerus Financial Corp.	6,375	125,970
Alleghany Corp.	24,795	12,128,226
Allegiance Bancshares, Inc.	7,108	180,472
Allstate Corp.	260,005	25,217,885
Ally Financial, Inc.	193,663	3,840,337
Amalgamated Bank - Class A	6,398	80,871
A-Mark Precious Metals, Inc.(1)	1,760	33,528
Ambac Financial Group, Inc.(1)	18,435	263,989
Amerant Bancorp, Inc. - Class A(1)	9,566	143,873
American Equity Investment Life Holding Co.	35,960	888,572
American Financial Group, Inc.	47,874	3,038,084
American International Group, Inc.	501,344	15,631,906
American National Bankshares, Inc.	4,703	117,763
American National Insurance Co.	245	17,657
Ameriprise Financial, Inc.	192,563	28,892,153
Ameris Bancorp	25,778	608,103
AMERISAFE, Inc.	7,431	454,480
Ames National Corp.	3,921	77,401
Annaly Capital Management, Inc.	335,863	2,203,261
Anworth Mortgage Asset Corp.	46,092	78,356
AON Plc-CLASS A - Class A	60,034	11,562,548
Apollo Commercial Real Estate Finance, Inc.	62,251	610,682
Apollo Global Management, Inc. - Class A	2,862	142,871
Arbor Realty Trust, Inc.	41,675	385,077
Arch Capital Group Ltd.(1)	13,103	375,401
Ares Commercial Real Estate Corp.	12,190	111,173
Ares Management Corp. - Class A	236,600	9,393,020
Argo Group International Holdings Ltd.	13,460	468,812
Arlington Asset Investment Corp. - Class A	16,853	50,053
ARMOUR Residential REIT, Inc.	26,676	250,488
Arrow Financial Corp.	5,703	169,550
Arthur J. Gallagher & Co.	159,544	15,553,945
Artisan Partners Asset Management, Inc. - Class A	13,169	427,992
Assetmark Financial Holdings, Inc.(1)	4,034	110,088
Associated Banc-Corp.	310,829	4,252,141
Associated Capital Group, Inc. - Class A	626	22,968
Assurant, Inc.	1,989	205,444
Assured Guaranty Ltd.	121,693	2,970,526
Athene Holding Ltd. - Class A(1)	377,895	11,786,545
Atlantic Capital Bancshares, Inc.(1)	8,363	101,694
Atlantic Union Bankshares Corp.	31,877	738,271
Auburn National Bancorporation, Inc.	894	51,038
Axis Capital Holdings Ltd.	92,019	3,732,291
Axos Financial, Inc.(1)	20,646	455,864
B. Riley Financial, Inc.	7,354	160,023
Banc of California, Inc.	17,623	190,857
BancFirst Corp.	7,720	313,200
Banco Latinoamericano de Comercio Exterior SA - Class E	39,311	452,076
BancorpSouth Bank	871,984	19,828,916
Bank First Corp.	121	7,756
Bank of Commerce Holdings	6,310	47,830

Bank of Hawaii Corp.	123,156	7,563,010
Bank of Marin Bancorp	5,809	193,614
Bank of NT Butterfield & Son Ltd.	452,982	11,048,231
Bank of Princeton	2,083	41,827
Bank OZK	287,671	6,751,638
Bank7 Corp.	890	9,661
BankFinancial Corp.	5,796	48,686
BankUnited, Inc.	288,391	5,839,918
Bankwell Financial Group, Inc.	2,850	45,315
Banner Corp.	9,876	375,288
Bar Harbor Bankshares	6,025	134,900
Baycom Corp.(1)	3,471	44,811
BCB Bancorp, Inc.	5,513	51,161
Berkshire Hills Bancorp, Inc.	18,053	198,944
BGC Partners, Inc. - Class A	47,095	129,040
Blackstone Mortgage Trust, Inc. - Class A	54,892	1,322,348
Blucora, Inc.(1)	19,927	227,566
Bogota Financial Corp.(1)	2,680	23,423
BOK Financial Corp.	99,854	5,635,760
Boston Private Financial Holdings, Inc.	33,990	233,851
Bridge Bancorp, Inc.	7,093	162,004
Bridgewater Bancshares, Inc.(1)	7,865	80,616
Brighthouse Financial, Inc.(1)	156,107	4,342,897
Broadmark Realty Capital, Inc.	51,753	490,101
Brookline Bancorp, Inc.	665,292	6,706,143
Brown & Brown, Inc.	7,440	303,254
Bryn Mawr Bank Corp.	8,492	234,889
Business First Bancshares, Inc.	5,685	87,265
Byline Bancorp, Inc.	9,914	129,873
C&F Financial Corp.	1,336	44,422
Cadence BanCorp - Class A	47,087	417,191
California Bancorp, Inc.(1)	2,691	40,096
Cambridge Bancorp	1,954	115,755
Camden National Corp.	6,398	220,987
Cannae Holdings, Inc.(1)	33,850	1,391,235
Capital Bancorp, Inc.(1)	2,921	31,255
Capital City Bank Group, Inc.	6,186	129,597
Capitol Federal Financial, Inc.	52,980	583,310
Capstar Financial Holdings, Inc.	6,840	82,080
Capstead Mortgage Corp.	36,705	201,510
Carlyle Group, Inc.	3,505	97,789
Carter Bank & Trust	9,164	73,953
Cathay General Bancorp	469,414	12,345,588
CB Financial Services, Inc.	1,860	40,585
CBOE Global Markets, Inc.	2,856	266,408
CBTX, Inc.	7,437	156,177
Central Pacific Financial Corp.	7,312	117,211
Central Valley Community Bancorp	4,680	72,025
Century Bancorp, Inc. - Class A	931	72,357
Chemung Financial Corp.	1,510	41,223
Cherry Hill Mortgage Investment Corp.	5,547	50,034
Chimera Investment Corp.	226,284	2,174,589
ChoiceOne Financial Services, Inc.	2,542	75,142
Cincinnati Financial Corp.	4,989	319,446
CIT Group, Inc.	119,535	2,477,961
Citizens & Northern Corp.	5,434	112,212
Citizens Financial Group, Inc.	273,199	6,895,543
Citizens Holding Co.	1,731	43,275
Citizens, Inc. - Class A(1)	18,865	113,001
City Holding Co.	6,147	400,600
Civista Bancshares, Inc.	7,395	113,883
CNA Financial Corp.	106,016	3,408,414
CNB Financial Corporation, Inc.	6,214	111,417
CNO Financial Group, Inc.	522,723	8,138,797
Coastal Financial Corp.(1)	3,151	45,753
Codorus Valley Bancorp, Inc.	3,991	55,196
Colony Bankcorp, Inc.	3,037	35,745
Colony Credit Real Estate, Inc.	32,834	230,495

Columbia Banking System, Inc.	28,329	802,986
Columbia Financial, Inc.(1)	13,849	193,263
Comerica, Inc.	4,629	176,365
Commerce Bancshares, Inc.	3,355	199,522
Community Bank System, Inc.	19,945	1,137,264
Community Bankers Trust Corp.	8,439	46,414
Community Financial Corp.	2,122	51,777
Community Trust Bancorp, Inc.	6,729	220,442
ConnectOne Bancorp, Inc.	15,874	255,889
County Bancorp, Inc.	1,778	37,214
Cowen, Inc. - Class A	7,192	116,582
Crawford & Co. - Class A	6,760	53,336
Credit Acceptance Corp.(1)	314	131,569
CrossFirst Bankshares, Inc.(1)	19,519	190,896
Cullen/Frost Bankers, Inc.	133,798	9,996,049
Customers Bancorp, Inc.(1)	10,730	128,975
CVB Financial Corp.	946,907	17,745,037
Delmar Bancorp	2,980	19,579
Diamond Hill Investment Group, Inc.	1,249	141,974
Dime Community Bancshares, Inc.	10,975	150,687
Discover Financial Services	374,497	18,758,555
Donegal Group, Inc. - Class A	4,096	58,245
Donnelley Financial Solutions, Inc.(1)	11,972	100,565
Dynex Capital, Inc.	8,265	118,189
E*TRADE Financial Corp.	7,407	368,350
Eagle Bancorp Montana, Inc.	2,741	47,639
Eagle Bancorp, Inc.	9,020	295,405
East West Bancorp, Inc.	196,164	7,108,983
Eaton Vance Corp.	3,705	143,013
Element Fleet Management Corp.	1,192,516	8,898,193
Ellington Financial, Inc.	16,090	189,540
Ellington Residential Mortgage REIT	3,435	35,380
Employers Holdings, Inc.	8,701	262,335
Encore Capital Group, Inc.(1)	245,084	8,376,971
Enova International, Inc.(1)	12,109	180,061
Enstar Group Ltd.(1)	25,164	3,844,304
Enterprise Bancorp, Inc.	3,441	81,965
Enterprise Financial Services Corp.	10,189	317,082
Equitable Holdings, Inc.	13,569	261,746
Equity Bancshares, Inc. - Class A(1)	5,670	98,885
Erie Indemnity Co. - Class A	358	68,700
Esquire Financial Holdings, Inc.(1)	1,770	29,913
ESSA Bancorp, Inc.	3,628	50,502
Essent Group Ltd.	340,819	12,361,505
Evans Bancorp, Inc.	1,895	44,078
Evercore, Inc. - Class A	1,312	77,303
Everest Re Group Ltd.	83,013	17,117,281
EZCORP, Inc. - Class A(1)	20,611	129,849
Farmers & Merchants Bancorp, Inc.	3,900	82,836
Farmers National Banc Corp.	11,786	139,782
FB Financial Corp.	7,676	190,135
FBL Financial Group, Inc. - Class A	4,236	152,030
Federal Agricultural Mortgage Corp. - Class C	2,912	186,397
Federated Hermes, Inc. - Class B	28,037	664,477
FedNat Holding Co.	4,321	47,833
Ferroglobe Representation & Warranty Insurance Trust(1)(4)	11,189	—
Fidelity D&D Bancorp, Inc.	1,574	75,694
Fidelity National Financial, Inc.	9,162	280,907
Fifth Third Bancorp	1,090,435	21,023,587
Financial Institutions, Inc.	7,095	132,038
First American Financial Corp.	82,580	3,965,492
First Bancorp NC	12,180	305,474
First BanCorp PR	85,828	479,779
First Bancorp, Inc.	4,106	89,100
First Bancshares, Inc.	8,079	181,777
First Bank/Hamilton NJ	5,547	36,166
First Busey Corp.	20,515	382,605
First Business Financial Services, Inc.	4,040	66,458

First Capital, Inc.	1,257	87,324
First Choice Bancorp	4,419	72,383
First Citizens BancShares, Inc. - Class A	219	88,699
First Commonwealth Financial Corp.	40,033	331,473
First Community Bankshares, Inc.	7,235	162,426
First Community Corp/SC	2,578	39,057
First Financial Bancorp	38,939	540,863
First Financial Corp.	5,834	214,925
First Foundation, Inc.	12,884	210,525
First Guaranty Bancshares, Inc.	1,454	17,782
First Hawaiian, Inc.	476,913	8,221,980
First Horizon National Corp.	10,289	102,478
First Internet Bancorp	3,811	63,339
First Interstate BancSystem, Inc. - Class A	17,531	542,760
First Merchants Corp.	22,182	611,558
First Mid Bancshares, Inc.	6,489	170,206
First Midwest Bancorp, Inc.	45,568	608,333
First Northwest Bancorp	3,187	39,583
First of Long Island Corp.	9,505	155,312
First Republic Bank	115,798	12,273,430
First Savings Financial Group, Inc.	687	29,768
First United Corp.	2,567	34,244
First Western Financial, Inc.(1)	2,898	41,296
Flagstar Bancorp, Inc.	14,461	425,587
Flushing Financial Corp.	11,431	131,685
FNB Corp.	10,758	80,685
FNCB Bancorp, Inc.	6,952	39,974
Franklin Financial Network, Inc.	5,036	129,677
Franklin Financial Services Corp.	1,649	42,709
Franklin Resources, Inc.	116,446	2,441,873
FS Bancorp, Inc.	1,391	53,651
FS KKR Capital Corp.	122,125	1,709,750
Fulton Financial Corp.	65,739	692,232
FVCBankcorp, Inc.(1)	4,255	45,784
GAIN Capital Holdings, Inc.	7,792	46,908
GAMCO Investors, Inc. - Class A	485	6,455
Genworth Financial, Inc. - Class A(1)	201,812	466,186
German American Bancorp, Inc.	9,308	289,479
Glacier Bancorp, Inc.	564,598	19,924,663
Global Indemnity Ltd.	2,832	67,798
Globe Life, Inc.	97,026	7,202,240
Goosehead Insurance, Inc. - Class A(1)	4,499	338,145
Granite Point Mortgage Trust, Inc.	22,901	164,429
Great Ajax Corp.	7,896	72,643
Great Southern Bancorp, Inc.	4,690	189,288
Great Western Bancorp, Inc.	18,608	256,046
Green Dot Corp. - Class A(1)	18,090	887,857
Greene County Bancorp, Inc.	1,083	24,151
Greenlight Capital Re Ltd. - Class A(1)	11,363	74,087
Guaranty Bancshares, Inc.	3,076	79,576
Hancock Whitney Corp.	35,296	748,275
Hanmi Financial Corp.	410,576	3,986,693
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	26,727	760,650
Hanover Insurance Group, Inc.	48,345	4,898,799
HarborOne Bancorp, Inc.(1)	21,274	181,680
Hartford Financial Services Group, Inc.	305,805	11,788,783
Hawthorn Bancshares, Inc.	2,310	45,484
HBT Financial, Inc.	4,147	55,280
HCI Group, Inc.	1,756	81,092
Heartland Financial USA, Inc.	14,401	481,569
Heritage Commerce Corp.	24,544	184,203
Heritage Financial Corp.	13,700	274,000
Heritage Insurance Holdings, Inc.	8,929	116,881
Hilltop Holdings, Inc.	29,352	541,544
Hingham Institution for Savings	533	89,427
Home Bancorp, Inc.	3,601	96,327
Home Bancshares, Inc.	62,226	957,036
HomeStreet, Inc.	7,337	180,564

HomeTrust Bancshares, Inc.	6,298	100,768
Hope Bancorp, Inc.	35,604	328,269
Horace Mann Educators Corp.	320,065	11,755,987
Horizon Bancorp	18,754	200,480
Howard Bancorp, Inc.(1)	4,646	49,341
Huntington Bancshares, Inc.	1,966,757	17,769,649
IBERIABANK Corp.	261,767	11,920,869
Independence Holding Co.	2,026	61,975
Independent Bank Corp.	315,597	21,173,403
Independent Bank Corp. MI	9,256	137,452
Independent Bank Group, Inc.	15,159	614,243
Interactive Brokers Group, Inc. - Class A	2,400	100,248
International Bancshares Corp.	21,856	699,829
INTL. FCStone, Inc.(1)	6,143	337,865
Invesco Ltd.	12,574	135,296
Invesco Mortgage Capital, Inc.	553,407	2,069,742
Investar Holding Corp.	4,870	70,615
Investors Bancorp, Inc.	68,193	579,640
Investors Title Co.	431	52,289
James River Group Holdings Ltd.	1,554	69,930
Jefferies Financial Group, Inc.	7,571	117,729
Kearny Financial Corp.	23,925	195,706
Kemper Corp.	2,059	149,319
KeyCorp	1,429,397	17,410,055
KKR & Co., Inc. - Class Miscella	17,748	548,058
KKR Real Estate Finance Trust, Inc.	11,327	187,802
Ladder Capital Corp. - Class A	41,223	333,906
Lakeland Bancorp, Inc.	20,489	234,189
Lakeland Financial Corp.	480,152	22,370,282
Landmark Bancorp, Inc./Manhattan KS	1,732	42,798
Lazard Ltd. - Class A	74,840	2,142,669
LCNB Corp.	5,535	88,339
Legg Mason, Inc.	3,372	167,757
LendingClub Corp.(1)	26,815	122,008
LendingTree, Inc.(1)	13	3,764
Level One Bancorp, Inc.	1,906	31,906
Limestone Bancorp, Inc.(1)	1,890	24,853
Lincoln National Corp.	102,528	3,772,005
Live Oak Bancshares, Inc.	10,928	158,565
Loews Corp.	622,425	21,342,953
LPL Financial Holdings, Inc.	2,407	188,709
Luther Burbank Corp.	6,127	61,270
M&T Bank Corp.	4,265	443,432
Macatawa Bank Corp.	12,487	97,648
Mackinac Financial Corp.	3,926	40,713
MainStreet Bancshares, Inc.(1)	2,492	32,894
Markel Corp.(1)	450	415,426
Marlin Business Services Corp.	4,114	34,804
MBIA, Inc.(1)	26,902	195,039
Mercantile Bank Corp.	6,673	150,810
Merchants Bancorp	3,271	60,481
Mercury General Corp.	903	36,797
Meridian Bancorp, Inc.	20,103	233,195
Meridian Corp.(1)	1,418	22,475
Meta Financial Group, Inc.	12,951	235,320
Metrocity Bankshares, Inc.	7,808	111,889
Metropolitan Bank Holding Corp.(1)	2,866	91,941
MFA Financial, Inc.	183,451	456,793
MGIC Investment Corp.	720,165	5,898,151
Mid Penn Bancorp, Inc.	2,643	48,710
Middlefield Banc Corp.	2,322	48,181
Midland States Bancorp, Inc.	9,317	139,289
MidWestOne Financial Group, Inc.	6,742	134,840
MMA Capital Holdings, Inc.(1)	1,561	36,090
Morningstar, Inc.	115	16,212
Mr Cooper Group, Inc.(1)	390,355	4,856,016
MVB Financial Corp.	3,898	51,843
Nasdaq, Inc.	135,446	16,181,734

National Bank Holdings Corp. - Class A	8,538	230,526
National Bankshares, Inc.	2,530	72,358
National General Holdings Corp.	122,633	2,650,099
National Western Life Group, Inc. - Class A	999	202,987
Navient Corp.	259,168	1,821,951
NBT Bancorp, Inc.	16,574	509,816
Nelnet, Inc. - Class A	6,941	331,363
New Residential Investment Corp.	824,404	6,125,322
New York Community Bancorp, Inc.	14,996	152,959
New York Mortgage Trust, Inc.	430,623	1,123,926
NI Holdings, Inc.(1)	3,235	47,781
Nicolet Bankshares, Inc.(1)	3,687	202,048
NMI Holdings, Inc. - Class A(1)	25,546	410,780
Northeast Bank	1,941	34,065
Northern Trust Corp.	6,406	508,252
Northfield Bancorp, Inc.	17,055	196,474
Northrim BanCorp, Inc.	2,944	74,012
Northwest Bancshares, Inc.	47,230	482,927
Norwood Financial Corp.	2,249	55,753
Oak Valley Bancorp	2,625	33,285
OceanFirst Financial Corp.	24,230	427,175
Oconee Federal Financial Corp.	425	10,952
OFG Bancorp	20,239	270,595
Ohio Valley Banc Corp.	1,775	40,026
Old National Bancorp	57,566	792,108
Old Republic International Corp.	142,419	2,322,854
Old Second Bancorp, Inc.	13,167	102,439
OneMain Holdings, Inc. - Class A	2,172	53,301
OP Bancorp	4,818	33,244
Oportun Financial Corp.(1)	8,252	110,907
Oppenheimer Holdings, Inc. - Class A	4,238	92,346
Orchid Island Capital, Inc. - Class A	28,322	133,397
Origin Bancorp, Inc.	9,584	210,848
Orrstown Financial Services, Inc.	4,635	68,366
Pacific Premier Bancorp, Inc.	34,489	747,722
PacWest Bancorp	325,455	6,414,718
Park National Corp.	5,971	420,239
Parke Bancorp, Inc.	4,743	64,268
PCB Bancorp	6,222	64,087
PCSB Financial Corp.	4,882	61,904
PDL Community Bancorp(1)	2,922	29,746
Peapack Gladstone Financial Corp.	7,199	134,837
PennantPark Investment Corp.	163,500	573,885
Penns Woods Bancorp, Inc.	2,795	63,474
PennyMac Financial Services, Inc.	15,350	641,476
PennyMac Mortgage Investment Trust	38,721	678,779
Peoples Bancorp of North Carolina, Inc.	1,943	34,333
Peoples Bancorp, Inc.	7,962	169,431
Peoples Financial Services Corp.	2,673	102,082
People’s United Financial, Inc.	14,104	163,183
People’s Utah Bancorp	6,798	152,751
Pinnacle Financial Partners, Inc.	2,465	103,505
Pioneer Bancorp, Inc.(1)	4,579	41,898
Piper Sandler Cos	7,256	429,265
Plumas Bancorp	1,884	41,674
Popular, Inc.	43,394	1,612,955
PRA Group, Inc.(1)	18,068	698,509
Preferred Bank Los Angeles	5,639	241,631
Premier Financial Bancorp, Inc.	5,386	69,049
Premier Financial Corp.	15,447	272,948
Primerica, Inc.	513	59,816
Principal Financial Group, Inc.	81,860	3,400,464
ProAssurance Corp.	21,127	305,708
Professional Holding Corp. - Class A(1)	1,553	21,556
ProSight Global, Inc.(1)	3,662	32,592
Prospect Capital Corp.	295,600	1,510,516
Prosperity Bancshares, Inc.	157,408	9,346,887
Protective Insurance Corp. - Class B	3,527	53,152

Provident Bancorp, Inc.	2,315	18,196
Provident Financial Holdings, Inc.	2,612	35,027
Provident Financial Services, Inc.	24,468	353,563
Prudential Bancorp, Inc.	3,122	37,589
Prudential Financial, Inc.	55,965	3,408,268
QCR Holdings, Inc.	5,735	178,817
Radian Group, Inc.	350,511	5,436,426
Raymond James Financial, Inc.	250,690	17,254,993
RBB Bancorp	6,808	92,929
Ready Capital Corp.	14,496	125,970
Red River Bancshares, Inc.	1,857	81,504
Redwood Trust, Inc.	46,564	325,948
Regional Management Corp.(1)	3,252	57,593
Regions Financial Corp.	412,536	4,587,400
Reinsurance Group of America, Inc. - Class A	299,870	23,521,803
Reliant Bancorp, Inc.	5,819	94,792
RenaissanceRe Holdings Ltd.	66,086	11,302,689
Renasant Corp.	22,453	559,080
Republic Bancorp, Inc. - Class A	3,913	127,994
Republic First Bancorp, Inc.(1)	18,033	44,001
Richmond Mutual Bancorporation, Inc.	4,608	51,794
Riverview Bancorp, Inc.	10,955	61,896
RLI Corp.	1,948	159,931
S&T Bancorp, Inc.	15,383	360,731
Safeguard Scientifics, Inc.	9,054	63,378
Safety Insurance Group, Inc.	5,733	437,199
Salisbury Bancorp, Inc.	993	40,703
Sandy Spring Bancorp, Inc.	141,714	3,511,673
Santander Consumer USA Holdings, Inc.	141,536	2,605,678
SB Financial Group, Inc.	3,240	53,849
SB One Bancorp	3,957	77,953
Sculptor Capital Management, Inc. - Class A	7,542	97,518
Seacoast Banking Corp. of Florida(1)	19,818	404,287
Security National Financial Corp. - Class A(1)	3,093	20,862
SEI Investments Co.	3,843	211,288
Select Bancorp, Inc.(1)	6,303	51,306
Selective Insurance Group, Inc.	360,466	19,010,977
ServisFirst Bancshares, Inc.	5,493	196,430
Shore Bancshares, Inc.	5,790	64,211
Sierra Bancorp	6,405	120,926
Signature Bank	98,414	10,522,425
Silvercrest Asset Management Group, Inc. - Class A	1,933	24,568
Silvergate Capital Corp. - Class A(1)	5,949	83,286
Simmons First National Corp. - Class A	41,474	709,620
SLM Corp.	1,174,417	8,256,152
SmartFinancial, Inc.	5,237	84,735
South Plains Financial, Inc.	4,225	60,164
South State Corp.	231,510	11,033,767
Southern First Bancshares, Inc.(1)	3,207	88,866
Southern Missouri Bancorp, Inc.	3,006	73,046
Southern National Bancorp of Virginia, Inc.	9,766	94,633
Southside Bancshares, Inc.	12,221	338,766
Spirit of Texas Bancshares, Inc.(1)	5,496	67,656
Standard AVB Financial Corp.	1,762	40,878
Starwood Property Trust, Inc.	9,136	136,675
State Auto Financial Corp.	6,832	121,951
State Street Corp.	194,494	12,360,094
Sterling Bancorp	686,351	8,044,034
Sterling Bancorp, Inc.	7,043	25,214
Stewart Information Services Corp.	9,397	305,496
Stifel Financial Corp.	26,971	1,279,235
Stock Yards Bancorp, Inc.	7,392	297,158
Summit Financial Group, Inc.	4,507	74,275
SVB Financial Group(1)	36,962	7,966,420
SWK Holdings Corp.(1)	1,171	14,029
Synchrony Financial	254,353	5,636,462
Synovus Financial Corp.	4,867	99,920
T Rowe Price Group, Inc.	5,636	696,046

TCF Financial Corp.	1,038,674	30,557,789
TD Ameritrade Holding Corp.	213,610	7,771,132
Territorial Bancorp, Inc.	2,880	68,515
Texas Capital Bancshares, Inc.(1)	20,536	633,946
TFS Financial Corp.	1,631	23,340
The Bancorp, Inc.(1)	20,405	199,969
Third Point Reinsurance Ltd.(1)	802,920	6,029,929
Timberland Bancorp, Inc.	2,956	53,829
Tiptree, Inc.	9,859	63,591
Tompkins Financial Corp.	5,845	378,581
Towne Bank/Portsmouth VA	27,657	521,058
TPG RE Finance Trust, Inc.	23,540	202,444
Tradeweb Markets, Inc. - Class A	410	23,837
Travelers Companies, Inc.	42,871	4,889,438
TriCo Bancshares	11,142	339,274
TriState Capital Holdings, Inc.(1)	11,464	180,099
Triumph Bancorp, Inc.(1)	8,376	203,286
Truist Financial Corp.	360,981	13,554,837
TrustCo Bank Corp. NY	39,586	250,579
Trustmark Corp.	25,777	632,052
Two Harbors Investment Corp.	858,744	4,328,070
UMB Financial Corp.	211,564	10,906,124
Umpqua Holdings Corp.	754,207	8,024,762
United Bankshares, Inc.	50,073	1,385,019
United Community Banks, Inc.	24,545	493,845
United Fire Group, Inc.	8,869	245,760
United Insurance Holdings Corp.	9,007	70,435
United Security Bancshares	7,100	47,499
Unity Bancorp, Inc.	2,894	41,384
Universal Insurance Holdings, Inc.	98,265	1,744,204
Univest Financial Corp.	12,075	194,891
Unum Group	104,387	1,731,780
Valley National Bancorp	161,352	1,261,773
Vericity, Inc.	626	6,654
Veritex Holdings, Inc.	18,713	331,220
Virtu Financial, Inc. - Class A	227	5,357
Virtus Investment Partners, Inc.	2,750	319,798
Voya Financial, Inc.	74,399	3,470,713
Waddell & Reed Financial, Inc. - Class A	26,834	416,195
Walker & Dunlop, Inc.	10,496	533,302
Washington Federal, Inc.	30,790	826,404
Washington Trust Bancorp, Inc.	7,142	233,901
Waterstone Financial, Inc.	9,512	141,063
Watford Holdings Ltd.(1)	7,674	128,079
Webster Financial Corp.	2,980	85,258
WesBanco, Inc.	26,897	546,278
West Bancorporation, Inc.	6,405	112,023
Westamerica Bancorporation	8,742	501,966
Western Alliance Bancorp	3,258	123,380
Western Asset Mortgage Capital Corp.	22,440	61,486
Western New England Bancorp, Inc.	9,114	52,770
Westwood Holdings Group, Inc.	4,001	63,016
White Mountains Insurance Group Ltd.	100	88,797
Willis Towers Watson Plc	48,441	9,540,455
Wintrust Financial Corp.	186,199	8,122,000
WisdomTree Investments, Inc.	58,295	202,284
World Acceptance Corp.(1)	2,085	136,609
WR Berkley Corp.	4,636	265,596
WSFS Financial Corp.	20,676	593,401
Zions Bancorp N.A.	162,073	5,510,482

Total Financials		1,015,089,432

Healthcare – 7.28%
Abeona Therapeutics, Inc.(1)	16,327	47,593
Acadia Healthcare Co., Inc.(1)	2,938	73,803
Acceleron Pharma, Inc.(1)	92	8,765
AcelRx Pharmaceuticals, Inc.(1)	23,036	27,874
ADMA Biologics, Inc.(1)	2,070	6,065
Aduro Biotech, Inc.(1)	4,952	11,439

Adverum Biotechnologies, Inc.(1)	3,999	83,499
Aeglea BioTherapeutics, Inc.(1)	2,726	25,215
Agilent Technologies, Inc.	97,738	8,637,107
Agios Pharmaceuticals, Inc.(1)	1,853	99,098
Akcea Therapeutics, Inc.(1)	3,458	47,375
Albireo Pharma, Inc.(1)	1,551	41,086
Alexion Pharmaceuticals, Inc.(1)	101,103	11,347,801
Alkermes Plc(1)	5,269	102,245
Allscripts Healthcare Solutions, Inc.(1)	773,471	5,236,399
Alphatec Holdings, Inc.(1)	2,437	11,454
AMAG Pharmaceuticals, Inc.(1)	12,084	92,443
American Renal Associates Holdings, Inc.(1)	2,876	18,752
AmerisourceBergen Corp. - Class A	99,023	9,978,548
AMN Healthcare Services, Inc.(1)	253,070	11,448,887
AnaptysBio, Inc.(1)	8,764	195,788
AngioDynamics, Inc.(1)	14,271	145,136
ANI Pharmaceuticals, Inc.(1)	1,712	55,366
Anika Therapeutics, Inc.(1)	5,730	216,193
Applied Genetic Technologies Corp./DE(1)	9,549	52,901
Aptinyx, Inc.(1)	9,676	40,349
Apyx Medical Corp.(1)	11,553	64,119
Arena Pharmaceuticals, Inc.(1)	20,752	1,306,338
Aspira Women’s Health, Inc.(1)	1,460	5,606
Assembly Biosciences, Inc.(1)	6,091	142,042
Atara Biotherapeutics, Inc.(1)	5,928	86,371
Atreca, Inc. - Class A(1)	580	12,342
Avanos Medical, Inc.(1)	19,129	562,201
Avantor, Inc.(1)	465,776	7,918,192
AVEO Pharmaceuticals, Inc.(1)	1,808	9,311
Avid Bioservices, Inc.(1)	3,108	20,404
Axcella Health, Inc.(1)	1,249	6,907
Aytu BioScience, Inc.(1)	8,435	11,978
BeyondSpring, Inc.(1)	256	3,860
BioCryst Pharmaceuticals, Inc.(1)	12,188	58,076
BioMarin Pharmaceutical, Inc.(1)	561	69,194
Bio-Rad Laboratories, Inc. - Class A(1)	708	319,655
Bio-Techne Corp.	77	20,333
Bluebird Bio, Inc.(1)	1,191	72,699
Boston Scientific Corp.(1)	407,591	14,310,520
Brookdale Senior Living, Inc.(1)	75,121	221,607
Bruker Corp.	1,983	80,668
Cabaletta Bio, Inc.(1)	4,931	54,931
Calyxt, Inc.(1)	1,193	5,881
Cardinal Health, Inc.	77,100	4,023,849
CASI Pharmaceuticals, Inc.(1)	4,349	10,872
Cassava Sciences, Inc.(1)	5,770	17,772
Catabasis Pharmaceuticals, Inc.(1)	2,151	13,831
Catalent, Inc.(1)	5,126	375,736
Catalyst Biosciences, Inc.(1)	7,057	41,425
Cellular Biomedicine Group, Inc.(1)	1,807	27,051
CEL-SCI Corp.(1)	1,609	24,006
Centene Corp.(1)	346,486	22,019,185
Change Healthcare, Inc.(1)	479,940	5,375,328
Charles River Laboratories International, Inc.(1)	187	32,603
Chimerix, Inc.(1)	18,981	58,841
Cidara Therapeutics, Inc.(1)	2,739	10,107
Community Health Systems, Inc.(1)	33,199	99,929
Computer Programs & Systems, Inc.	4,857	110,691
Concert Pharmaceuticals, Inc.(1)	12,054	119,937
CorMedix, Inc.(1)	1,295	8,158
Cortexyme, Inc.(1)	369	17,085
Covetrus, Inc.(1)	39,469	706,100
Cross Country Healthcare, Inc.(1)	12,211	75,220
CryoLife, Inc.(1)	2,279	43,688
Cyclerion Therapeutics, Inc.(1)	8,810	52,067
Cymabay Therapeutics, Inc.(1)	29,645	103,461
Cytokinetics, Inc.(1)	2,558	60,292
DaVita, Inc.(1)	67,312	5,327,072

Dentsply Sirona, Inc.	7,304	321,814
Dyadic International, Inc.(1)	1,455	12,600
Dynavax Technologies Corp. - Class A(1)	5,537	49,113
Elanco Animal Health, Inc.(1)	13,339	286,122
Enanta Pharmaceuticals, Inc.(1)	7,003	351,621
Encompass Health Corp.	1,808	111,969
Endo International Plc(1)	50,168	172,076
Enochian Biosciences, Inc.(1)	4,964	20,898
Envista Holdings Corp.(1)	698,606	14,733,601
Enzo Biochem, Inc.(1)	17,080	38,259
Epizyme, Inc.(1)	13,409	215,349
Evofem Biosciences, Inc.(1)	537	1,520
Evolent Health, Inc. - Class A(1)	25,653	182,649
Evolus, Inc.(1)	5,349	28,350
Exact Sciences Corp.(1)	650	56,511
Exelixis, Inc.(1)	6,463	153,432
Exicure, Inc.(1)	3,103	7,571
FibroGen, Inc.(1)	4,880	197,786
Five Prime Therapeutics, Inc.(1)	10,879	66,362
Five Star Senior Living, Inc.(1)	7,741	30,190
Fluidigm Corp.(1)	25,024	100,346
FONAR Corp.(1)	2,343	50,070
G1 Therapeutics, Inc.(1)	7,580	183,891
Geron Corp.(1)	76,562	166,905
Globus Medical, Inc. - Class A(1)	2,473	117,987
GlycoMimetics, Inc.(1)	13,718	51,580
Gossamer Bio, Inc.(1)	11,890	154,570
Gritstone Oncology, Inc.(1)	9,709	64,468
Haemonetics Corp.(1)	114	10,210
Hanger, Inc.(1)	13,123	217,317
Harvard Bioscience, Inc.(1)	14,226	44,101
HCA Healthcare, Inc.	120,478	11,693,595
HealthStream, Inc.(1)	9,698	214,617
Henry Schein, Inc.(1)	4,768	278,404
Heska Corp.(1)	1,707	159,041
Hill-Rom Holdings, Inc.	1,963	215,498
HMS Holdings Corp.(1)	164,020	5,312,608
Hologic, Inc.(1)	273,337	15,580,209
Hookipa Pharma, Inc.(1)	257	2,986
Horizon Therapeutics Plc(1)	465	25,845
Humana, Inc.	35,654	13,824,838
iBio, Inc.(1)	4,566	10,137
ICON Plc(1)	54,278	9,143,672
ICU Medical, Inc.(1)	70,463	12,987,036
Ideaya Biosciences, Inc.(1)	3,989	56,684
Immunic, Inc.(1)	680	8,242
ImmunoGen, Inc.(1)	37,923	174,446
Innoviva, Inc.(1)	116,200	1,624,476
Inogen, Inc.(1)	2,617	92,956
Integer Holdings Corp.(1)	208,146	15,205,065
Integra LifeSciences Holdings Corp.(1)	2,404	112,964
Intra-Cellular Therapies, Inc.(1)	13,787	353,912
IntriCon Corp.(1)	3,320	44,886
Invacare Corp.	12,992	82,759
Ionis Pharmaceuticals, Inc.(1)	2,214	130,537
IQVIA Holdings, Inc.(1)	181,410	25,738,451
IVERIC bio, Inc.(1)	17,530	89,403
Jazz Pharmaceuticals Plc(1)	129,404	14,278,437
Jounce Therapeutics, Inc.(1)	7,111	49,066
KalVista Pharmaceuticals, Inc.(1)	4,253	51,461
Keros Therapeutics, Inc.(1)	176	6,602
Kezar Life Sciences, Inc.(1)	10,354	53,634
Kindred Biosciences, Inc.(1)	2,580	11,584
Kiniksa Pharmaceuticals Ltd. - Class A(1)	613	15,619
Laboratory Corp. of America Holdings(1)	103,573	17,204,511
Lannett Co., Inc.(1)	69,768	506,516
LeMaitre Vascular, Inc.	1,431	37,778
LivaNova Plc(1)	5,794	278,865

MacroGenics, Inc.(1)	12,513	349,363
Magellan Health, Inc.(1)	5,079	370,665
Magenta Therapeutics, Inc.(1)	1,191	8,944
Mallinckrodt Plc(1)	168,148	450,637
Marker Therapeutics, Inc.(1)	3,310	6,852
McKesson Corp.	81,881	12,562,183
MEDNAX, Inc.(1)	33,745	577,039
MEI Pharma, Inc.(1)	6,543	27,023
MeiraGTx Holdings Plc(1)	695	8,701
Menlo Therapeutics, Inc.(1)	37,237	64,420
Meridian Bioscience, Inc.(1)	2,074	48,303
Mettler-Toledo International, Inc.(1)	47	37,861
Milestone Scientific, Inc.(1)	2,805	5,470
Mirum Pharmaceuticals, Inc.(1)	1,721	33,491
Misonix, Inc.(1)	3,173	43,058
Molina Healthcare, Inc.(1)	34,335	6,110,943
Momenta Pharmaceuticals, Inc.(1)	3,112	103,536
Mylan NV(1)	17,200	276,576
MyoKardia, Inc.(1)	2,504	241,936
Myriad Genetics, Inc.(1)	28,617	324,517
NanoString Technologies, Inc.(1)	1,870	54,884
NantKwest, Inc.(1)	1,642	20,164
Natera, Inc.(1)	1,565	78,031
National HealthCare Corp.	4,865	308,636
Natus Medical, Inc.(1)	9,178	200,264
Nektar Therapeutics - Class A(1)	5,773	133,703
NextCure, Inc.(1)	220	4,717
NextGen Healthcare, Inc.(1)	22,484	246,874
NGM Biopharmaceuticals, Inc.(1)	708	13,976
Novavax, Inc.(1)	16,985	1,415,700
Nymox Pharmaceutical Corp.(1)	1,959	6,954
OPKO Health, Inc.(1)	159,698	544,570
Option Care Health, Inc.(1)	741	10,285
OraSure Technologies, Inc.(1)	9,116	106,019
Orgenesis, Inc.(1)	5,221	31,744
ORIC Pharmaceuticals, Inc.(1)	220	7,421
Orthofix Medical, Inc.(1)	7,516	240,512
Osmotica Pharmaceuticals Plc(1)	1,486	10,001
Owens & Minor, Inc.	25,015	190,614
Pacific Biosciences of California, Inc.(1)	7,516	25,930
Passage Bio, Inc.(1)	2,059	56,272
Patterson Cos, Inc.	34,146	751,212
PDL BioPharma, Inc.(1)	43,320	126,061
PerkinElmer, Inc.	2,997	293,976
Perrigo Co. Plc	4,560	252,031
Phibro Animal Health Corp. - Class A	430	11,296
PPD, Inc.(1)	172,825	4,631,710
PRA Health Sciences, Inc.(1)	316	30,744
Precigen, Inc.(1)	6,277	31,322
Precision BioSciences, Inc.(1)	1,166	9,713
Premier, Inc. - Class A(1)	252,769	8,664,921
Prestige Consumer Healthcare, Inc.(1)	232,544	8,734,353
Principia Biopharma, Inc.(1)	939	56,143
Prothena Corp. Plc(1)	11,847	123,920
QIAGEN NV(1)	7,502	321,161
Quest Diagnostics, Inc.	4,463	508,603
Reata Pharmaceuticals, Inc. - Class A(1)	83	12,950
Revance Therapeutics, Inc.(1)	5,428	132,552
Rockwell Medical, Inc.(1)	5,129	10,002
RTI Surgical Holdings, Inc.(1)	22,550	71,709
Rubius Therapeutics, Inc.(1)	11,732	70,157
Sage Therapeutics, Inc.(1)	1,576	65,530
Savara, Inc.(1)	18,647	46,431
SeaSpine Holdings Corp.(1)	10,318	108,029
Selecta Biosciences, Inc.(1)	13,560	38,510
Sientra, Inc.(1)	4,179	16,173
Soleno Therapeutics, Inc.(1)	3,719	8,256
Solid Biosciences, Inc.(1)	10,100	29,593

Spectrum Pharmaceuticals, Inc.(1)	45,344	153,263
Spero Therapeutics, Inc.(1)	530	7,171
STERIS Plc	2,659	407,997
Strongbridge Biopharma Plc(1)	1,411	5,334
Supernus Pharmaceuticals, Inc.(1)	15,246	362,092
Sutro Biopharma, Inc.(1)	996	7,729
Syneos Health, Inc. - Class A(1)	1,862	108,461
Tandem Diabetes Care, Inc.(1)	214	21,169
TCR2 Therapeutics, Inc.(1)	6,100	93,696
Teladoc Health, Inc.(1)	237	45,229
Teleflex, Inc.	576	209,652
Tenet Healthcare Corp.(1)	37,650	681,841
TG Therapeutics, Inc.(1)	5,391	105,017
The Cooper Companies, Inc.	49,082	13,921,618
TherapeuticsMD, Inc.(1)	13,730	17,163
Theravance Biopharma, Inc.(1)	2,246	47,144
Tivity Health, Inc.(1)	8,974	101,675
Triple-S Management Corp. - Class B(1)	8,720	165,854
Turning Point Therapeutics, Inc.(1)	641	41,402
United Therapeutics Corp.(1)	23,952	2,898,192
Universal Health Services, Inc. - Class B	123,438	11,466,156
UroGen Pharma Ltd.(1)	2,991	78,125
Utah Medical Products, Inc.	301	26,675
Vanda Pharmaceuticals, Inc.(1)	21,645	247,619
Varex Imaging Corp.(1)	15,045	227,932
Varian Medical Systems, Inc.(1)	2,646	324,188
Vaxart, Inc.(1)	2,530	22,391
VBI Vaccines, Inc.(1)	13,670	42,377
Venus Concept, Inc.(1)	3,048	10,638
Verastem, Inc.(1)	41,750	71,810
Vericel Corp.(1)	2,011	27,792
ViewRay, Inc.(1)	27,722	62,097
Viking Therapeutics, Inc.(1)	23,828	171,800
Waters Corp.(1)	1,891	341,136
X4 Pharmaceuticals, Inc.(1)	6,204	57,821
XBiotech, Inc.(1)	5,432	74,473
Xencor, Inc.(1)	1,135	36,763
Xeris Pharmaceuticals, Inc.(1)	1,737	4,620
XOMA Corp.(1)	387	7,647
Zentalis Pharmaceuticals, Inc.(1)	261	12,533
Zimmer Biomet Holdings, Inc.	102,157	12,193,460
ZIOPHARM Oncology, Inc.(1)	27,852	91,355

Total Healthcare		371,542,254

Industrials – 17.93%
AAR Corp.	13,850	286,279
ABM Industries, Inc.	292,017	10,600,217
Acacia Research Corp.(1)	2,169	8,871
ACCO Brands Corp.	36,718	260,698
Acuity Brands, Inc.	19,305	1,848,261
ADT, Inc.	3,747	29,901
Advanced Disposal Services, Inc.(1)	1,938	58,469
AECOM(1)	5,097	191,545
Aegion Corp. - Class A(1)	11,770	186,790
AGCO Corp.	193,040	10,705,998
Air Lease Corp. - Class A	220,216	6,450,127
Alamo Group, Inc.	721	74,003
Alaska Air Group, Inc.	226,868	8,226,234
Albany International Corp. - Class A	2,230	130,923
Allegiant Travel Co. - Class A	4,696	512,850
Allegion Plc	83,548	8,540,277
Allied Motion Technologies, Inc.	229	8,084
Allison Transmission Holdings, Inc.	110,917	4,079,527
Alta Equipment Group, Inc.(1)	6,722	52,230
Altra Industrial Motion Corp.	545,998	17,395,496
AMERCO	298	90,053
American Airlines Group, Inc.	128,561	1,680,292
American Superconductor Corp.(1)	8,767	71,276
American Woodmark Corp.(1)	6,916	523,195

AMETEK, Inc.	380,889	34,040,050
AO Smith Corp.	4,429	208,694
API Group Corp.(1)(2)	56,338	684,507
Apogee Enterprises, Inc.	9,469	218,166
Applied Industrial Technologies, Inc.	9,600	598,944
ArcBest Corp.	9,984	264,676
Arcosa, Inc.	215,445	9,091,779
Argan, Inc.	5,993	283,948
Armstrong World Industries, Inc.	996	77,648
ASGN, Inc.(1)	41,436	2,762,952
Astec Industries, Inc.	9,120	422,347
Astronics Corp.(1)	9,338	98,609
Atlas Air Worldwide Holdings, Inc.(1)	71,524	3,077,678
AZZ, Inc.	10,677	366,435
Barnes Group, Inc.	19,197	759,433
Barrett Business Services, Inc.	2,831	150,411
Beacon Roofing Supply, Inc.(1)	22,118	583,252
BG Staffing, Inc.	4,200	47,544
Bloom Energy Corp. - Class A(1)	2,004	21,804
Blue Bird Corp.(1)	3,839	57,547
BMC Stock Holdings, Inc.(1)	598,808	15,054,033
Brady Corp. - Class A	4,714	220,709
BrightView Holdings, Inc.(1)	340,577	3,814,462
Brink’s Co.	337,691	15,368,317
Builders FirstSource, Inc.(1)	4,425	91,597
BWX Technologies, Inc.	1,136	64,343
Caesarstone Ltd.	8,784	104,090
CAI International, Inc.(1)	5,019	83,617
Carlisle Companies, Inc.	1,796	214,927
Carrier Global Corp.	18,543	412,025
Casella Waste Systems, Inc. - Class A(1)	332,548	17,332,402
CBIZ, Inc.(1)	392,697	9,412,947
CECO Environmental Corp.(1)	13,099	86,322
CH Robinson Worldwide, Inc.	3,721	294,182
Chart Industries, Inc.(1)	14,519	704,026
Cimpress Plc(1)	4,797	366,203
Cintas Corp.	335	89,231
CIRCOR International, Inc.(1)	7,953	202,642
Clean Harbors, Inc.(1)	1,721	103,226
Colfax Corp.(1)	396,242	11,055,152
Columbus McKinnon Corp.	9,468	316,705
Comfort Systems USA, Inc.	10,402	423,881
CompX International, Inc.	512	7,076
Concrete Pumping Holdings, Inc.(1)	11,399	39,669
Construction Partners, Inc. - Class A(1)	312,077	5,542,488
Copa Holdings SA - Class A	1,057	53,442
CoreLogic, Inc.	2,507	168,521
Cornerstone Building Brands, Inc.(1)	10,126	61,364
Costamare, Inc.	22,164	123,232
Covanta Holding Corp.	29,646	284,305
Covenant Transportation Group, Inc. - Class A(1)	5,368	77,460
CRA International, Inc.	708	27,966
Crane Co.	336,105	19,984,803
Cubic Corp.	11,406	547,830
Cummins, Inc.	121,464	21,044,853
Curtiss-Wright Corp.	62,464	5,576,786
Delta Air Lines, Inc.	21,254	596,175
Deluxe Corp.	76,790	1,807,637
Donaldson Co., Inc.	3,775	175,613
Douglas Dynamics, Inc.	832	29,220
Dover Corp.	169,193	16,337,276
Ducommun, Inc.(1)	4,253	148,302
DXP Enterprises, Inc.(1)	7,289	145,124
Dycom Industries, Inc.(1)	3,435	140,457
Eagle Bulk Shipping, Inc.(1)	19,150	41,939
Eastern Co.	1,903	34,007
Eaton Corp. Plc	155,452	13,598,941
Echo Global Logistics, Inc.(1)	10,310	222,902

EMCOR Group, Inc.	20,116	1,330,472
Encore Wire Corp.	7,795	380,552
Enerpac Tool Group Corp. - Class A	235,148	4,138,605
EnerSys	71,323	4,591,775
Ennis, Inc.	10,733	194,697
EnPro Industries, Inc.	8,621	424,929
Equifax, Inc.	1,040	178,755
ESCO Technologies, Inc.	208,553	17,628,985
ExOne Co.(1)	1,193	10,200
Expeditors International of Washington, Inc.	65,880	5,009,515
Fastenal Co.	3,605	154,438
Federal Signal Corp.	1,757	52,236
Flowserve Corp.	4,325	123,349
Fluor Corp.	12,921	156,086
Fortive Corp.	9,916	670,917
Fortune Brands Home & Security, Inc.	4,589	293,375
Forward Air Corp.	213,245	10,623,866
Foundation Building Materials, Inc.(1)	6,766	105,617
Franklin Electric Co., Inc.	1,358	71,322
FTI Consulting, Inc.(1)	10,992	1,259,134
FuelCell Energy, Inc.(1)	27,923	63,106
Gates Industrial Corp. Plc(1)	1,625	16,705
GATX Corp.	13,882	846,524
Genco Shipping & Trading Ltd.	6,753	42,409
Gencor Industries, Inc.(1)	2,487	31,436
Generac Holdings, Inc.(1)	179	21,825
General Finance Corp.(1)	3,608	24,210
Gibraltar Industries, Inc.(1)	313,481	15,050,223
GMS, Inc.(1)	218,237	5,366,448
Gorman-Rupp Co.	5,842	181,569
GP Strategies Corp.(1)	5,963	51,163
Graco, Inc.	2,743	131,637
GrafTech International Ltd.	2,433	19,415
Graham Corp.	4,297	54,744
Granite Construction, Inc.	17,161	328,462
Great Lakes Dredge & Dock Corp.(1)	25,810	239,001
Greenbrier Cos, Inc.	13,016	296,114
Griffon Corp.	14,384	266,392
H&E Equipment Services, Inc.	13,196	243,862
Harsco Corp.(1)	31,783	429,388
Hawaiian Holdings, Inc.	19,326	271,337
HD Supply Holdings, Inc.(1)	572,250	19,828,462
Heartland Express, Inc.	17,388	362,018
HEICO Corp.	292	29,098
HEICO Corp. - Class A	504	40,945
Heidrick & Struggles International, Inc.	7,928	171,403
Helios Technologies, Inc.	6,627	246,856
Herc Holdings, Inc.(1)	9,512	292,304
Heritage-Crystal Clean, Inc.(1)	5,966	104,166
Herman Miller, Inc.	109,238	2,579,109
Hertz Global Holdings, Inc.(1)	34,851	49,140
Hexcel Corp.	125,634	5,681,169
Hillenbrand, Inc.	30,245	818,732
HNI Corp.	17,574	537,237
Howmet Aerospace, Inc.	402,037	6,372,286
Hub Group, Inc. - Class A(1)	108,445	5,190,178
Hubbell, Inc. - Class B	127,551	15,989,793
Huntington Ingalls Industries, Inc.	86,611	15,112,753
Hurco Cos, Inc.	2,234	62,485
Huron Consulting Group, Inc.(1)	8,251	365,107
Hyster-Yale Materials Handling, Inc.	3,990	154,253
IAA, Inc.(1)	3,407	131,408
ICF International, Inc.	198,684	12,880,684
IDEX Corp.	2,509	396,522
IES Holdings, Inc.(1)	1,813	42,007
IHS Markit Ltd.	6,023	454,737
Ingersoll Rand, Inc.(1)	11,546	324,674
Insperity, Inc.	7,354	476,024

Insteel Industries, Inc.	7,208	137,457
Interface, Inc. - Class A	18,969	154,408
ITT, Inc.	217,556	12,779,239
Jacobs Engineering Group, Inc.	4,180	354,464
JB Hunt Transport Services, Inc.	2,043	245,855
JELD-WEN Holding, Inc.(1)	27,652	445,474
JetBlue Airways Corp.(1)	253,654	2,764,829
Johnson Controls International Plc	24,825	847,526
Kaman Corp.	10,306	428,730
Kansas City Southern	101,768	15,192,945
KAR Auction Services, Inc.	140,508	1,933,390
Kelly Services, Inc. - Class A	14,229	225,032
Kennametal, Inc.	290,626	8,343,872
Kimball International, Inc. - Class B	15,221	175,955
Kirby Corp.(1)	188,007	10,069,655
Knight-Swift Transportation Holdings, Inc. - Class A	4,170	173,931
Knoll, Inc.	501,536	6,113,724
Korn Ferry	22,321	685,924
L3Harris Technologies, Inc.	78,078	13,247,494
Landstar System, Inc.	237	26,617
Lawson Products, Inc.(1)	614	19,808
LB Foster Co. - Class A(1)	4,275	54,592
Lennox International, Inc.	1,151	268,171
Lincoln Electric Holdings, Inc.	1,087	91,569
LSI Industries, Inc.	9,977	64,551
Luxfer Holdings Plc	10,575	149,636
Lydall, Inc.(1)	6,737	91,354
Lyft, Inc. - Class A(1)	7,939	262,066
Macquarie Infrastructure Corp.	2,447	75,098
Manitowoc Co., Inc.(1)	13,622	148,207
ManpowerGroup, Inc.	115,275	7,925,156
Marten Transport Ltd.	7,660	192,726
Masco Corp.	183,110	9,193,953
MasTec, Inc.(1)	162,564	7,294,247
Matson, Inc.	17,237	501,597
Matthews International Corp. - Class A	12,318	235,274
Maxar Technologies, Inc.	24,316	436,715
Mayville Engineering Co., Inc.(1)	2,694	21,283
McGrath RentCorp	4,051	218,795
Mercury Systems, Inc.(1)	337	26,508
Meritor, Inc.(1)	6,087	120,523
Mesa Air Group, Inc.(1)	11,784	40,537
Middleby Corp.(1)	1,835	144,855
Miller Industries, Inc.	4,057	120,777
Mistras Group, Inc.(1)	7,037	27,796
Mobile Mini, Inc.	13,531	399,164
Moog, Inc. - Class A	63,411	3,359,515
MRC Global, Inc.(1)	32,212	190,373
MSA Safety, Inc.	942	107,802
MSC Industrial Direct Co., Inc. - Class A	1,493	108,705
Mueller Industries, Inc.	22,690	603,100
Mueller Water Products, Inc. - Class A	60,172	567,422
MYR Group, Inc.(1)	2,327	74,255
National Presto Industries, Inc.	1,910	166,915
Navistar International Corp.(1)	20,056	565,579
Nesco Holdings, Inc.(1)	5,304	21,322
Nielsen Holdings Plc	11,875	176,463
NL Industries, Inc.	2,716	9,262
NN, Inc.	17,327	82,130
Nordson Corp.	350	66,398
Northwest Pipe Co.(1)	3,530	88,497
NOW, Inc.(1)	286,318	2,470,924
NV5 Global, Inc.(1)	300	15,249
nVent Electric Plc	907,416	16,995,902
Old Dominion Freight Line, Inc.	455	77,163
Oshkosh Corp.	393,928	28,213,123
Otis Worldwide Corp.	303,804	17,274,295
Owens Corning	338,143	18,854,854

PACCAR, Inc.	98,644	7,383,503
PAE, Inc.(1)	1,214,025	11,606,079
PAM Transportation Services, Inc.(1)	580	17,835
Pangaea Logistics Solutions Ltd.	4,391	11,021
Park Aerospace Corp.	7,541	84,007
Parker-Hannifin Corp.	116,605	21,370,198
Park-Ohio Holdings Corp.	3,782	62,743
Parsons Corp.(1)	2,549	92,376
Patrick Industries, Inc.	524	32,095
Pentair Plc	5,513	209,439
PGT Innovations, Inc.(1)	14,183	222,389
PICO Holdings, Inc.(1)	4,448	37,497
Pitney Bowes, Inc.	159,986	415,964
Powell Industries, Inc.	4,017	110,026
Preformed Line Products Co.	1,221	61,062
Primoris Services Corp.	8,495	150,871
Quad/Graphics, Inc.	15,128	49,166
Quanex Building Products Corp.	13,239	183,757
Quanta Services, Inc.	320,314	12,565,918
Radiant Logistics, Inc.(1)	15,622	61,394
Raven Industries, Inc.	12,980	279,200
Regal Beloit Corp.	158,497	13,839,958
Republic Services, Inc. - Class A	7,012	575,335
Resideo Technologies, Inc.(1)	50,012	586,141
Resources Connection, Inc.	12,060	144,358
REV Group, Inc.	10,887	66,411
Rexnord Corp.	39,319	1,146,149
Robert Half International, Inc.	146,536	7,741,497
Rockwell Automation, Inc.	1,985	422,805
Rollins, Inc.	617	26,155
Rush Enterprises, Inc. - Class A	10,722	444,534
Rush Enterprises, Inc. - Class B	2,110	75,243
Ryder System, Inc.	1,744	65,417
Safe Bulkers, Inc.(1)	18,803	22,940
Schneider National, Inc. - Class B	483,476	11,927,353
Scorpio Bulkers, Inc.	2,313	35,389
Sensata Technologies Holding Plc(1)	278,261	10,359,657
SkyWest, Inc.	20,001	652,433
Snap-on, Inc.	1,797	248,902
Southwest Airlines Co.	338,820	11,580,868
SP Plus Corp.(1)	9,609	199,002
Spirit AeroSystems Holdings, Inc. - Class A	159,517	3,818,837
Spirit Airlines, Inc.(1)	34,914	621,469
SPX Corp.(1)	4,377	180,114
SPX FLOW, Inc.(1)	17,211	644,380
Standex International Corp.	158,924	9,146,076
Stanley Black & Decker, Inc.	5,143	716,831
Steelcase, Inc. - Class A	214,324	2,584,747
Stericycle, Inc.(1)	132,837	7,436,215
Sterling Construction Co., Inc.(1)	9,575	100,250
Systemax, Inc.	1,884	38,697
Team, Inc.(1)	12,129	67,559
Teledyne Technologies, Inc.(1)	1,209	375,939
Terex Corp.	143,877	2,700,571
Textainer Group Holdings Ltd.(1)	507,201	4,148,904
Textron, Inc.	384,414	12,651,065
Thermon Group Holdings, Inc.(1)	13,343	194,408
Timken Co.	441,502	20,083,926
Titan Machinery, Inc.(1)	8,261	89,714
Toro Co.	350	23,219
Trane Technologies Plc	73,089	6,503,459
TransDigm Group, Inc.	1,354	598,536
TransUnion	563	49,004
TriMas Corp.(1)	328,066	7,857,181
Trinity Industries, Inc.	140,031	2,981,260
Triton International Ltd.	20,568	621,976
Triumph Group, Inc.	11,037	99,443
TrueBlue, Inc.(1)	14,486	221,201

Tutor Perini Corp.(1)	16,216	197,511
UFP Industries, Inc.	4,000	198,040
Ultralife Corp.(1)	2,811	19,705
UniFirst Corp.	5,676	1,015,720
United Continental Holdings, Inc.(1)	108,475	3,754,320
United Rentals, Inc.(1)	39,200	5,842,368
Univar, Inc.(1)	628,537	10,597,134
Universal Logistics Holdings, Inc.	1,704	29,616
US Ecology, Inc.	420,291	14,239,459
US Xpress Enterprises, Inc. - Class A(1)	9,139	54,834
Valmont Industries, Inc.	699	79,420
Vectrus, Inc.(1)	2,717	133,486
Veritiv Corp.(1)	5,127	86,954
Viad Corp.	8,711	165,683
Virgin Galactic Holdings, Inc.(1)	276	4,510
VSE Corp.	3,681	115,547
Wabash National Corp.	89,820	953,888
Wabtec Corp.	6,026	346,917
Watsco, Inc.	1,087	193,160
Watts Water Technologies, Inc. - Class A	6,206	502,686
Welbilt, Inc.(1)	38,783	236,188
Werner Enterprises, Inc.	2,845	123,843
WESCO International, Inc.(1)	327,641	11,503,476
Willdan Group, Inc.(1)	997	24,935
Willis Lease Finance Corp.(1)	1,273	30,908
WillScot Corp. - Class A(1)	1,347,517	16,560,984
Woodward, Inc.	77,891	6,040,447
WW Grainger, Inc.	394	123,779
XPO Logistics, Inc.(1)	2,873	221,939
Xylem, Inc.	5,954	386,772

Total Industrials		914,595,816

Information Technology – 12.24%
2U, Inc.(1)	1,377	52,271
3D Systems Corp.(1)	46,782	327,006
8x8, Inc.(1)	411,366	6,581,856
ACI Worldwide, Inc.(1)	432,992	11,686,454
ADTRAN, Inc.	18,827	205,779
Akamai Technologies, Inc.(1)	939	100,558
Alliance Data Systems Corp.	52,371	2,362,980
Alpha & Omega Semiconductor Ltd.(1)	7,772	84,559
Ambarella, Inc.(1)	9,255	423,879
Amdocs Ltd.	157,807	9,607,290
Amkor Technology, Inc.(1)	364,237	4,483,757
Amphenol Corp. - Class A	3,910	374,617
Analog Devices, Inc.	72,475	8,888,334
Applied Optoelectronics, Inc.(1)	7,667	83,340
Arista Networks, Inc.(1)	349	73,300
Arlo Technologies, Inc.(1)	34,293	88,476
Arrow Electronics, Inc.(1)	111,172	7,636,405
Aspen Technology, Inc.(1)	154	15,956
Asure Software, Inc.(1)	3,839	24,685
Avnet, Inc.	102,329	2,853,444
Axcelis Technologies, Inc.(1)	992	27,627
AXT, Inc.(1)	14,980	71,305
Bel Fuse, Inc. - Class B	3,815	40,935
Belden, Inc.	17,931	583,654
Benchmark Electronics, Inc.	14,888	321,581
Booz Allen Hamilton Holding Corp. - Class A	85,800	6,674,382
Brooks Automation, Inc.	505,228	22,351,287
CACI International, Inc. - Class A(1)	109,740	23,800,411
CalAmp Corp.(1)	4,970	39,810
Cardtronics Plc - Class A(1)	3,834	91,939
CDK Global, Inc.	3,526	146,047
CDW Corp.	56,650	6,581,597
Cerence, Inc.(1)	265,850	10,857,314
Ceridian HCM Holding, Inc.(1)	1,049	83,154
Check Point Software Technologies Ltd.(1)	160,209	17,211,253
Ciena Corp.(1)	50,501	2,735,134

Cirrus Logic, Inc.(1)	34,043	2,103,177
Citrix Systems, Inc.	2,991	442,399
Cloudera, Inc.(1)	42,269	537,662
Cognizant Technology Solutions Corp. - Class A	124,027	7,047,214
Coherent, Inc.(1)	142	18,599
Cohu, Inc.	15,682	271,926
CommScope Holding Co., Inc.(1)	6,050	50,397
Comtech Telecommunications Corp.	9,534	161,029
Conduent, Inc.(1)	70,481	168,450
Corning, Inc.	186,178	4,822,010
Cree, Inc.(1)	3,606	213,439
Crowdstrike Holdings, Inc. - Class A(1)	1,053	105,605
CTS Corp.	12,713	254,769
Daktronics, Inc.	16,034	69,748
DASAN Zhone Solutions, Inc.(1)	4,880	43,578
Diebold Nixdorf, Inc.(1)	16,700	101,202
Digi International, Inc.(1)	11,820	137,703
Digimarc Corp.(1)	583	9,322
Diodes, Inc.(1)	76,589	3,883,062
Dolby Laboratories, Inc. - Class A	1,857	122,321
DSP Group, Inc.(1)	48	762
DXC Technology Co.	123,052	2,030,358
Eastman Kodak Co.(1)	6,836	15,244
Ebix, Inc.	5,354	119,715
EchoStar Corp. - Class A(1)	1,610	45,016
eGain Corp.(1)	4,825	53,606
Entegris, Inc.	252,353	14,901,445
ePlus, Inc.(1)	809	57,180
Euronet Worldwide, Inc.(1)	1,672	160,211
EVERTEC, Inc.	196,731	5,528,141
F5 Networks, Inc.(1)	22,831	3,184,468
FARO Technologies, Inc.(1)	434	23,262
Fidelity National Information Services, Inc.	132,450	17,760,221
FireEye, Inc.(1)	5,581	67,949
First Solar, Inc.(1)	2,768	137,016
Fiserv, Inc.(1)	178,275	17,403,206
Fitbit, Inc. - Class A(1)	31,801	205,434
Flex Ltd.(1)	480,978	4,930,025
FLIR Systems, Inc.	4,348	176,398
Genpact Ltd.	3,812	139,214
Global Payments, Inc.	100,465	17,040,873
GSI Technology, Inc.(1)	5,783	41,522
GTY Technology Holdings, Inc.(1)	17,581	73,225
Guidewire Software, Inc.(1)	2,237	247,971
Hackett Group, Inc.	1,362	18,442
Harmonic, Inc.(1)	38,264	181,754
Hewlett Packard Enterprise Co.	475,745	4,628,999
HP, Inc.	225,714	3,934,195
II-VI, Inc.(1)	4,370	206,351
Immersion Corp.(1)	1,476	9,195
Infinera Corp.(1)	30,355	179,702
Information Services Group, Inc.(1)	12,957	26,821
Insight Enterprises, Inc.(1)	10,102	497,018
InterDigital, Inc.	8,586	486,225
Intevac, Inc.(1)	6,736	36,779
IPG Photonics Corp.(1)	1,106	177,391
Jabil, Inc.	125,874	4,038,038
Jack Henry & Associates, Inc.	552	101,585
Juniper Networks, Inc.	343,569	7,853,987
KBR, Inc.	773,698	17,446,890
Keysight Technologies, Inc.(1)	150,763	15,193,895
Kimball Electronics, Inc.(1)	9,212	124,730
KLA-Tencor Corp.	63,405	12,331,004
Knowles Corp.(1)	35,771	545,865
KVH Industries, Inc.(1)	5,519	49,285
Lam Research Corp.	29,148	9,428,212
Leidos Holdings, Inc.	114,893	10,762,027
Littelfuse, Inc.	34,903	5,955,499

LiveRamp Holdings, Inc.(1)	5,204	221,014
LogMeIn, Inc.	1,483	125,714
Lumentum Holdings, Inc.(1)	2,225	181,182
Manhattan Associates, Inc.(1)	228	21,478
ManTech International Corp. - Class A	6,211	425,391
Marvell Technology Group Ltd.	21,983	770,724
Maxim Integrated Products, Inc.	5,916	358,569
MAXIMUS, Inc.	214,925	15,141,466
MaxLinear, Inc. - Class A(1)	11,135	238,957
Methode Electronics, Inc.	652,357	20,392,680
Microchip Technology, Inc.	1,959	206,302
MicroStrategy, Inc. - Class A(1)	1,091	129,054
MKS Instruments, Inc.	453	51,298
MoneyGram International, Inc.(1)	24,651	79,130
Motorola Solutions, Inc.	5,092	713,542
MTS Systems Corp.	7,726	135,900
National Instruments Corp.	4,299	166,414
NCR Corp.(1)	109,813	1,901,961
NeoPhotonics Corp.(1)	5,807	51,566
NetApp, Inc.	68,376	3,033,843
NETGEAR, Inc.(1)	11,723	303,508
NetScout Systems, Inc.(1)	28,247	721,993
nLight, Inc.(1)	176,286	3,924,126
Nuance Communications, Inc.(1)	9,377	237,285
NVE Corp.	340	21,022
NXP Semiconductors NV	156,208	17,813,960
ON Semiconductor Corp.(1)	514,048	10,188,431
Onto Innovation, Inc.(1)	14,357	488,712
Park City Group, Inc.(1)	3,568	15,093
Paychex, Inc.	2,243	169,907
PC Connection, Inc.	4,149	192,348
PCTEL, Inc.(1)	6,756	45,130
PDF Solutions, Inc.(1)	775	15,159
Pegasystems, Inc.	128	12,950
Perspecta, Inc.	9,692	225,145
PFSweb, Inc.(1)	1,466	9,793
Photronics, Inc.(1)	18,912	210,491
Pixelworks, Inc.(1)	2,021	6,528
Plantronics, Inc.	9,666	141,897
Plexus Corp.(1)	320,436	22,609,964
Powerfleet, Inc.(1)	10,311	47,637
Pure Storage, Inc. - Class A(1)	3,415	59,182
Qorvo, Inc.(1)	136,037	15,036,170
Quantum Corp.(1)	9,534	36,801
Rambus, Inc.(1)	696,446	10,585,979
RealPage, Inc.(1)	366	23,794
Ribbon Communications, Inc.(1)	26,774	105,222
RingCentral, Inc. - Class A(1)	17,160	4,890,772
Rogers Corp.(1)	75,373	9,391,476
Rosetta Stone, Inc.(1)	8,106	136,667
Sabre Corp.	9,167	73,886
Sanmina Corp.(1)	82,254	2,059,640
ScanSource, Inc.(1)	9,867	237,696
Science Applications International Corp.	119,447	9,278,643
SeaChange International, Inc.(1)	8,987	13,570
Seagate Technology Plc	101,600	4,918,456
SecureWorks Corp. - Class A(1)	3,256	37,216
Semtech Corp.(1)	184,459	9,632,449
ServiceSource International, Inc.(1)	32,690	51,650
Skyworks Solutions, Inc.	54,463	6,963,639
SMART Global Holdings, Inc.(1)	237	6,442
SolarWinds Corp.(1)	948,646	16,762,575
SS&C Technologies Holdings, Inc.	5,918	334,249
StarTek, Inc.(1)	6,203	31,511
SunPower Corp. - Class A(1)	9,265	70,970
Super Micro Computer, Inc.(1)	12,877	365,578
Sykes Enterprises, Inc.(1)	14,705	406,740
Synaptics, Inc.(1)	711	42,745

Synchronoss Technologies, Inc.(1)	16,412	57,934
SYNNEX Corp.	140,438	16,820,259
Synopsys, Inc.(1)	358	69,810
TE Connectivity Ltd.	181,505	14,801,733
Telenav, Inc.(1)	7,594	41,691
Teradata Corp.(1)	847	17,618
Trimble, Inc.(1)	8,315	359,125
TTM Technologies, Inc.(1)	215,631	2,557,384
Twilio, Inc. - Class A(1)	719	157,763
Ubiquiti, Inc.	53	9,252
Unisys Corp.(1)	21,735	237,129
Veeco Instruments, Inc.(1)	19,796	267,048
Verint Systems, Inc.(1)	208,688	9,428,524
VeriSign, Inc.(1)	1,390	287,494
Verra Mobility Corp. - Class A(1)	742,849	7,636,488
ViaSat, Inc.(1)	1,922	73,747
VirnetX Holding Corp.	10,871	70,662
Vishay Intertechnology, Inc.	152,289	2,325,453
Vishay Precision Group, Inc.(1)	5,295	130,151
Western Digital Corp.	311,395	13,748,089
Western Union Co.	195,927	4,235,942
WEX, Inc.(1)	1,318	217,483
WNS Holdings Ltd. - ADR(1)	70,057	3,851,734
Xerox Corp.	414,074	6,331,191
Xperi Holding Corp.	38,931	574,622
Zebra Technologies Corp. - Class A(1)	150	38,393

Total Information Technology		624,340,040

Materials – 6.91%
Advanced Emissions Solutions, Inc.	7,028	34,086
AdvanSix, Inc.(1)	10,790	126,675
AgroFresh Solutions, Inc.(1)	10,516	31,863
Albemarle Corp.	3,519	271,702
Alcoa Corp.(1)	75,468	848,260
Allegheny Technologies, Inc.(1)	51,082	520,526
Amcor Plc	45,419	463,728
American Vanguard Corp.	8,800	121,088
Amyris, Inc.(1)	24,597	105,029
AptarGroup, Inc.	43,785	4,903,044
Arconic Corp.(1)	75,063	1,045,628
Ardagh Group SA - Class A	644	8,314
Ashland Global Holdings, Inc.	144,860	10,009,826
Avery Dennison Corp.	118,884	13,563,476
Axalta Coating Systems Ltd.(1)	277,468	6,256,903
Balchem Corp.	989	93,817
Ball Corp.	680	47,253
Berry Global Group, Inc.(1)	225,798	10,007,367
Boise Cascade Co.	103,967	3,910,199
Cabot Corp.	63,851	2,365,680
Caledonia Mining Corp. Plc	2,617	45,326
Carpenter Technology Corp.	19,262	467,681
Celanese Corp. - Class A	59,231	5,114,005
Century Aluminum Co.(1)	19,832	141,402
CF Industries Holdings, Inc.	7,117	200,272
Chemours Co.	125,643	1,928,620
Clearwater Paper Corp.(1)	6,210	224,367
Cleveland-Cliffs, Inc.	373,355	2,060,920
Coeur Mining, Inc.(1)	96,577	490,611
Commercial Metals Co.	47,959	978,364
Compass Minerals International, Inc.	148,474	7,238,108
Constellium SE - Class A(1)	2,161,825	16,602,816
Corteva, Inc.	446,081	11,950,510
Crown Holdings, Inc.(1)	279,647	18,213,409
Domtar Corp.	66,271	1,398,981
DowDuPont, Inc.	143,617	7,630,371
Eagle Materials, Inc.	67,807	4,761,408
Eastman Chemical Co.	74,422	5,182,748
Element Solutions, Inc.(1)	1,018,296	11,048,512
Ferro Corp.(1)	749,593	8,950,140

Ferroglobe Plc(1)	749,901	371,876
FMC Corp.	339,872	33,858,049
Freeport-McMoRan, Inc.	48,316	559,016
FutureFuel Corp.	9,683	115,712
GCP Applied Technologies, Inc.(1)	4,008	74,469
Gold Resource Corp.	23,801	97,822
Graphic Packaging Holding Co.	1,319,794	18,463,918
Greif, Inc. - Class A	114,113	3,926,628
Greif, Inc. - Class B	2,250	94,118
Hawkins, Inc.	1,742	74,174
Haynes International, Inc.	4,710	110,026
HB Fuller Co.	331,885	14,802,071
Hecla Mining Co.	208,061	680,359
Huntsman Corp.	214,886	3,861,501
Ingevity Corp.(1)	117,904	6,198,213
Innospec, Inc.	1,968	152,028
International Flavors & Fragrances, Inc.	3,567	436,815
International Paper Co.	92,723	3,264,777
Intrepid Potash, Inc.(1)	42,403	41,979
Kaiser Aluminum Corp.	90,997	6,699,199
Koppers Holdings, Inc.(1)	3,326	62,662
Kraton Corp.(1)	12,273	212,077
Kronos Worldwide, Inc.	210,552	2,191,846
Livent Corp.(1)	59,108	364,105
LyondellBasell Industries NV - Class A	260,965	17,150,620
Martin Marietta Materials, Inc.	2,071	427,806
Materion Corp.	5,707	350,923
Minerals Technologies, Inc.	13,566	636,652
Mosaic Co.	528,139	6,607,019
Myers Industries, Inc.	9,838	143,143
Neenah, Inc.	6,792	335,932
NewMarket Corp.	36	14,417
Novagold Resources, Inc.(1)	5,824	53,464
Nucor Corp.	10,052	416,253
Nutrien Ltd.	52,206	1,675,813
O-I Glass, Inc.	193,881	1,741,051
Olin Corp.	4,749	54,566
Olympic Steel, Inc.	3,568	41,924
Orion Engineered Carbons SA	12,129	128,446
Packaging Corp. of America	3,125	311,875
PH Glatfelter Co.	525,297	8,431,017
PolyOne Corp.	37,028	971,244
PPG Industries, Inc.	59,924	6,355,539
PQ Group Holdings, Inc.(1)	12,544	166,083
Ranpak Holdings Corp. - Class A(1)	10,654	79,266
Rayonier Advanced Materials, Inc.(1)	25,721	72,276
Reliance Steel & Aluminum Co.	46,191	4,384,912
Royal Gold, Inc.	618	76,830
RPM International, Inc.	45,285	3,399,092
Ryerson Holding Corp.(1)	6,549	36,871
Schnitzer Steel Industries, Inc. - Class A	10,934	192,876
Schweitzer-Mauduit International, Inc.	61,558	2,056,653
Scotts Miracle-Gro Co.	85	11,430
Sealed Air Corp.	116,890	3,839,837
Sensient Technologies Corp.	10,247	534,484
Silgan Holdings, Inc.	335,054	10,852,399
Sonoco Products Co.	3,362	175,799
Steel Dynamics, Inc.	378,358	9,871,360
Stepan Co.	7,898	766,896
Summit Materials, Inc. - Class A(1)	47,339	761,211
SunCoke Energy, Inc.	32,529	96,286
TimkenSteel Corp.(1)	17,783	69,176
Trecora Resources(1)	9,303	58,330
Tredegar Corp.	10,177	156,726
Trinseo SA	50,421	1,117,329
Tronox Holdings Plc - Class A	24,251	175,092
UFP Technologies, Inc.(1)	2,381	104,907
United States Lime & Minerals, Inc.	701	59,192

United States Steel Corp.	88,598	639,678
US Concrete, Inc.(1)	6,336	157,133
Valvoline, Inc.	6,185	119,556
Verso Corp. - Class A	14,400	172,224
Vulcan Materials Co.	4,404	510,203
Warrior Met Coal, Inc.	20,647	317,757
Westlake Chemical Corp.	1,130	60,625
Westrock Co.	77,955	2,203,008
Worthington Industries, Inc.	15,119	563,939
WR Grace & Co.	132,350	6,724,704

Total Materials		352,508,319

Real Estate – 7.49%
Acadia Realty Trust	34,723	450,705
Agree Realty Corp.	21,047	1,382,998
Alexander & Baldwin, Inc.	30,181	367,906
Alexander’s, Inc.	50	12,045
Alexandria Real Estate Equities, Inc.	4,175	677,394
Alpine Income Property Trust, Inc.	2,696	43,837
Altisource Portfolio Solutions SA(1)	1,897	27,962
American Assets Trust, Inc.	20,388	567,602
American Campus Communities, Inc.	156,026	5,454,669
American Finance Trust, Inc.	45,287	359,352
American Homes 4 Rent - Class A	319,912	8,605,633
American Realty Investors, Inc.(1)	828	7,444
Americold Realty Trust	6,010	218,163
Apartment Investment & Management Co. - Class A	4,945	186,130
Apple Hospitality REIT, Inc.	6,988	67,504
Armada Hoffler Properties, Inc.	23,747	236,283
AvalonBay Communities, Inc.	4,692	725,571
Bluerock Residential Growth REIT, Inc. - Class A	6,025	48,682
Boston Properties, Inc.	133,873	12,099,442
Brandywine Realty Trust	313,506	3,414,080
Brixmor Property Group, Inc.	697,366	8,940,232
Brookfield Property REIT, Inc. - Class A	295	2,938
BRT Apartments Corp.	5,206	56,329
Camden Property Trust	3,147	287,069
CareTrust REIT, Inc.	32,011	549,309
CatchMark Timber Trust, Inc. - Class A	18,288	161,849
CBL & Associates Properties, Inc.(1)	92,000	25,079
CBRE Group, Inc. - Class A(1)	11,110	502,394
Chatham Lodging Trust	124,851	764,088
City Office REIT, Inc.	135,251	1,360,625
Clipper Realty, Inc.	1,244	10,076
Colony Capital, Inc.	198,427	476,225
Columbia Property Trust, Inc.	46,996	617,527
CoreCivic, Inc.	205,568	1,924,116
CorEnergy Infrastructure Trust, Inc.	6,791	62,138
CorePoint Lodging, Inc.	19,081	80,331
CoreSite Realty Corp.	436	52,782
Corporate Office Properties Trust	413,253	10,471,831
Cousins Properties, Inc.	173,929	5,188,302
CTO Realty Growth, Inc.	1,712	67,624
CubeSmart	495,746	13,380,185
Cushman & Wakefield Plc(1)	29,844	371,856
CyrusOne, Inc.	234,583	17,065,913
DiamondRock Hospitality Co.	469,144	2,594,366
Diversified Healthcare Trust	356,081	1,575,658
Douglas Emmett, Inc.	502,955	15,420,600
Duke Realty Corp.	285,414	10,100,801
EastGroup Properties, Inc.	71,012	8,422,733
Empire State Realty Trust, Inc. - Class A	490,979	3,436,853
EPR Properties	2,597	86,039
Equity Commonwealth	3,895	125,419
Equity LifeStyle Properties, Inc.	3,407	212,869
Equity Residential	167,952	9,878,937
Essential Properties Realty Trust, Inc.	36,886	547,388
Essex Property Trust, Inc.	2,175	498,445
Extra Space Storage, Inc.	1,241	114,631

Farmland Partners, Inc.	9,365	64,150
Federal Realty Investment Trust	2,509	213,792
First Industrial Realty Trust, Inc.	4,188	160,987
Forestar Group, Inc.(1)	6,375	96,135
Franklin Street Properties Corp.	250,417	1,274,623
Front Yard Residential Corp.	20,766	180,664
FRP Holdings, Inc.(1)	2,486	100,882
Gaming & Leisure Properties, Inc.	94,799	3,280,045
Getty Realty Corp.	13,575	402,906
Gladstone Commercial Corp.	10,626	199,237
Gladstone Land Corp.	3,451	54,733
Global Medical REIT, Inc.	15,578	176,499
Global Net Lease, Inc.	146,263	2,446,980
Griffin Industrial Realty, Inc.	309	16,739
Healthcare Realty Trust, Inc.	53,595	1,569,798
Healthcare Trust of America, Inc. - Class A	7,252	192,323
Healthpeak Properties, Inc.	272,601	7,512,884
Hersha Hospitality Trust - Class A	14,351	82,662
Highwoods Properties, Inc.	3,434	128,191
Host Hotels & Resorts, Inc.	251,113	2,709,509
Hudson Pacific Properties, Inc.	5,009	126,026
Independence Realty Trust, Inc.	38,209	439,021
Industrial Logistics Properties Trust	618,943	12,719,279
Innovative Industrial Properties, Inc. - Class A	3,930	345,919
Investors Real Estate Trust	4,852	342,017
Invitation Homes, Inc.	155,378	4,277,556
Iron Mountain, Inc.	96,451	2,517,371
iStar, Inc.	29,991	369,489
JBG SMITH Properties	4,064	120,172
Jernigan Capital, Inc.	9,040	123,667
Jones Lang LaSalle, Inc.	31,221	3,230,125
Kennedy-Wilson Holdings, Inc.	49,728	756,860
Kilroy Realty Corp.	126,302	7,413,927
Kimco Realty Corp.	13,771	176,820
Kite Realty Group Trust	34,042	392,845
Lamar Advertising Co. - Class A	113,883	7,602,829
Lexington Realty Trust	979,127	10,329,790
Life Storage, Inc.	85,568	8,124,682
LTC Properties, Inc.	9,883	372,293
Macerich Co.	57,622	516,869
Mack-Cali Realty Corp.	36,672	560,715
Marcus & Millichap, Inc.(1)	8,119	234,314
Maui Land & Pineapple Co., Inc.(1)	1,050	11,655
Medical Properties Trust, Inc.	17,360	326,368
Mid-America Apartment Communities, Inc.	43,947	5,039,402
Monmouth Real Estate Investment Corp.	4,131	59,858
National Health Investors, Inc.	11,761	714,128
National Retail Properties, Inc.	5,708	202,520
New Senior Investment Group, Inc.	34,346	124,333
Newmark Group, Inc. - Class A	59,461	288,980
NexPoint Residential Trust, Inc.	7,297	257,949
Office Properties Income Trust	423,442	10,996,789
Omega Healthcare Investors, Inc.	167,400	4,976,802
One Liberty Properties, Inc.	6,931	122,124
Outfront Media, Inc.	357,927	5,071,826
Paramount Group, Inc.	401,197	3,093,229
Park Hotels & Resorts, Inc.	7,975	78,873
Pebblebrook Hotel Trust	423,468	5,784,573
Physicians Realty Trust	915,731	16,043,607
Piedmont Office Realty Trust, Inc. - Class A	244,425	4,059,899
PotlatchDeltic Corp.	26,297	1,000,075
Preferred Apartment Communities, Inc. - Class A	19,676	149,538
QTS Realty Trust, Inc. - Class A	334,765	21,455,089
Rafael Holdings, Inc. - Class B(1)	3,535	50,798
Rayonier, Inc.	4,549	112,770
Re/Max Holdings, Inc. - Class A	7,340	230,696
Realogy Holdings Corp.	46,484	344,446
Realty Income Corp.	11,468	682,346

Regency Centers Corp.	216,877	9,952,486
Retail Opportunity Investments Corp.	46,781	530,029
Retail Properties of America, Inc. - Class A	87,237	638,575
Retail Value, Inc.	20,580	254,369
Rexford Industrial Realty, Inc.	3,842	159,174
RLJ Lodging Trust	66,424	627,043
RMR Group, Inc. - Class A	988	29,116
RPT Realty	34,069	237,120
Ryman Hospitality Properties, Inc.	2,813	97,330
Sabra Health Care REIT, Inc.	210,324	3,034,975
Safehold, Inc.	2,972	170,860
Saul Centers, Inc.	828	26,720
Seritage Growth Properties(1)	13,631	155,393
Service Properties Trust	138,363	980,994
Simon Property Group, Inc.	2,159	147,632
SITE Centers Corp.	313,069	2,535,859
SL Green Realty Corp.	2,575	126,922
Spirit Realty Capital, Inc.	80,362	2,801,419
St Joe Co.(1)	6,090	118,268
STAG Industrial, Inc.	301,796	8,848,659
STORE Capital Corp.	126,491	3,011,751
Stratus Properties, Inc.(1)	2,194	43,463
Summit Hotel Properties, Inc.	209,378	1,241,612
Sun Communities, Inc.	3,219	436,754
Sunstone Hotel Investors, Inc.	87,409	712,383
Tanger Factory Outlet Centers, Inc.	147,155	1,049,215
Taubman Centers, Inc.	1,999	75,482
Tejon Ranch Co.(1)	7,704	110,938
Terreno Realty Corp.	15,141	797,022
The GEO Group, Inc.	47,602	563,132
The Howard Hughes Corp.(1)	1,297	67,379
Transcontinental Realty Investors, Inc.(1)	548	16,451
UDR, Inc.	9,775	365,390
UMH Properties, Inc.	2,026	26,196
Uniti Group, Inc.	179,700	1,680,195
Universal Health Realty Income Trust	603	47,932
Urban Edge Properties	544,677	6,465,316
Urstadt Biddle Properties, Inc. - Class A	12,162	144,485
Ventas, Inc.	12,444	455,699
VEREIT, Inc.	646,794	4,158,885
VICI Properties, Inc.	15,653	316,034
Vornado Realty Trust	5,851	223,567
Washington Prime Group, Inc.	278,400	234,079
Washington Real Estate Investment Trust	32,940	731,268
Weingarten Realty Investors	4,044	76,553
Welltower, Inc.	205,495	10,634,366
Weyerhaeuser Co.	24,908	559,434
Whitestone REIT - Class B	17,062	124,041
WP Carey, Inc.	5,702	385,740
Xenia Hotels & Resorts, Inc.	215,790	2,013,321

Total Real Estate		381,862,983

Utilities – 6.31%
AES Corp.	22,053	319,548
ALLETE, Inc.	21,114	1,153,036
Alliant Energy Corp.	234,932	11,239,147
Ameren Corp.	258,177	18,165,334
American Water Works Co., Inc.	6,044	777,621
Artesian Resources Corp. - Class A	2,697	97,874
Atlantic Power Corp.(1)	27,743	55,486
Atlantica Yield Plc	260,750	7,587,825
Atmos Energy Corp.	4,039	402,204
Avangrid, Inc.	1,881	78,964
Avista Corp.	26,913	979,364
Black Hills Corp.	194,632	11,027,849
Brookfield Infrastructure Corp. - Class A	6,724	306,211
Cadiz, Inc.(1)	2,953	30,002
California Water Service Group	1,333	63,584
CenterPoint Energy, Inc.	594,536	11,099,987

Chesapeake Utilities Corp.		179	15,036
Clearway Energy, Inc. - Class A		11,084	232,431
Clearway Energy, Inc. - Class C		25,632	591,074
CMS Energy Corp.		89,502	5,228,707
Consolidated Edison, Inc.		11,171	803,530
Consolidated Water Co. Ltd.		5,232	75,498
DTE Energy Co.		105,273	11,316,847
Edison International		234,854	12,754,921
El Paso Electric Co.		14,204	951,668
Entergy Corp.		153,656	14,414,469
Essential Utilities, Inc.		7,457	314,984
Evergy, Inc.		509,803	30,226,220
Eversource Energy		79,541	6,623,379
Exelon Corp.		131,200	4,761,248
FirstEnergy Corp.		450,186	17,458,213
Hawaiian Electric Industries, Inc.		3,567	128,626
IDACORP, Inc.		1,683	147,044
MDU Resources Group, Inc.		199,799	4,431,542
MGE Energy, Inc.		135,123	8,716,785
National Fuel Gas Co.		136,756	5,734,179
New Jersey Resources Corp.		338,559	11,053,951
NiSource, Inc.		12,769	290,367
Northwest Natural Holding Co.		10,752	599,854
NorthWestern Corp.		20,496	1,117,442
NRG Energy, Inc.		116,410	3,790,310
OGE Energy Corp.		6,663	202,289
ONE Gas, Inc.		225,492	17,374,159
Otter Tail Corp.		10,627	412,221
PG&E Corp.(1)		17,673	156,759
Pinnacle West Capital Corp.		3,749	274,764
PNM Resources, Inc.		31,960	1,228,542
Portland General Electric Co.		280,238	11,716,751
PPL Corp.		303,895	7,852,647
Public Service Enterprise Group, Inc.		201,848	9,922,848
RGC Resources, Inc.		1,214	29,342
SJW Group		4,841	300,675
South Jersey Industries, Inc.		650,940	16,266,991
Southwest Gas Holdings, Inc.		20,253	1,398,470
Spire, Inc.		19,975	1,312,557
Sunnova Energy International, Inc.(1)		11,464	195,690
TerraForm Power, Inc. - Class A		32,254	594,764
UGI Corp.		408,480	12,989,664
Unitil Corp.		5,709	255,877
Vistra Energy Corp.		1,722,059	32,064,739
WEC Energy Group, Inc.		10,533	923,217
Xcel Energy, Inc.		17,527	1,095,437

Total Utilities			321,730,764

Total Common Stocks (Cost: $4,923,790,112)			4,997,127,487

SHORT-TERM INVESTMENTS – 2.22%
Money Market Funds – 1.94%
Goldman Sachs Financial Square Government Fund - Class I, 0.15%(3)		99,271,966	99,271,966

Total Money Market Funds (Cost: $99,271,966)			99,271,966

	Principal Amount		Value
Time Deposits – 0.28%
Banco Santander, Frankfurt, 0.01% due 07/01/2020		$5,666,959	5,666,959
BBVA, Madrid, 0.01% due 07/01/2020		922,424	922,424
BNP Paribas, Paris, 0.01% due 07/01/2020		4,577,510	4,577,510
Brown Brothers Harriman, 0.01% due 07/01/2020		35	35
Brown Brothers Harriman, 0.02% due 07/02/2020	CAD	17	12
China Construction Bank, New York, 0.01% due 07/01/2020		$157,799	157,799
JP Morgan, New York, 0.01% due 07/01/2020		2,823,908	2,823,908

Total Time Deposits (Cost: $14,148,647)			14,148,647

Total Short-Term Investments (Cost: $113,420,613)			113,420,613

TOTAL INVESTMENTS IN SECURITIES – 100.19%
(Cost: $5,037,210,725)			5,110,548,100

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.19)%			(9,549,318)

TOTAL NET ASSETS – 100.00%			$5,100,998,782

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

CAD Canadian Dollar

(1)	Non-income producing security.
(2)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of the security totals $684,507, which represents 0.01% of total net assets.

(3)	Represents annualized seven-day yield as of the close of the reporting period.
(4)	Security or includes securities categorized as Level 3 per the Trust’s fair value hierarchy. The value of these securities total $0, which represents 0.00% of total net assets.

The accompanying notes are an integral part of this Schedule of Investments.

Bridge Builder International Equity Fund

Schedule of Investments

June 30, 2020

	Shares	Value
COMMON STOCKS – 95.92%
Argentina – 0.87%
MercadoLibre, Inc.(1)	99,636	$98,218,180

Total Argentina		98,218,180

Australia – 2.12%
Afterpay Ltd.(1)	9,339	403,330
AGL Energy Ltd.	26,311	311,263
AMP Ltd.(1)	133,809	173,139
Ampol Ltd.	10,306	209,999
APA Group - Stapled Security	52,310	404,478
Aristocrat Leisure Ltd.	24,409	437,080
ASX Ltd.	8,406	499,638
Aurizon Holdings Ltd.	85,135	289,704
AusNet Services - Class Miscella	71,038	82,075
Australia & New Zealand Banking Group Ltd.	116,263	1,508,529
BHP Group Ltd.	120,364	2,996,810
BHP Group Plc	86,599	1,772,081
BlueScope Steel Ltd.	19,806	163,159
Brambles Ltd.	66,049	500,809
CIMIC Group Ltd.	4,536	76,226
Coca-Cola Amatil Ltd.	21,646	130,384
Cochlear Ltd.	349,048	45,826,171
Coles Group Ltd.	57,781	686,864
Commonwealth Bank of Australia	72,330	3,493,130
Computershare Ltd.	19,928	184,523
Crown Resorts Ltd.	16,488	111,071
CSL Ltd.	425,526	84,632,426
Dexus	48,538	311,532
Evolution Mining Ltd.	69,016	274,165
Fortescue Metals Group Ltd.	69,728	677,873
Goodman Group	71,677	739,580
GPT Group	78,976	229,434
Insurance Australia Group Ltd.	102,610	411,811
LendLease Group - Stapled Security	29,659	256,350
Macquarie Group Ltd.	13,862	1,150,437
Magellan Financial Group Ltd.	5,310	216,837
Medibank Pvt Ltd.	123,427	255,895
Mirvac Group	161,298	243,657
National Australia Bank Ltd.	129,986	1,647,230
Newcrest Mining Ltd.	35,096	778,221
Northern Star Resources Ltd.	31,765	299,576
Oil Search Ltd.	78,461	173,882
Orica Ltd.	16,820	194,517
Origin Energy Ltd.	72,519	295,098
Qantas Airways Ltd.	29,160	77,271
QBE Insurance Group Ltd.	4,948,401	30,537,108
Ramsay Health Care Ltd.	7,901	364,887
REA Group Ltd.	2,418	182,205
Santos Ltd.	74,373	276,413
Scentre Group	215,709	327,477
Seek Ltd.	1,875,766	28,697,109
Sonic Healthcare Ltd.	19,983	421,977
South32 Ltd.	201,749	285,621
Stockland	97,445	225,956
Suncorp Group Ltd.	51,920	333,633
Sydney Airport - Stapled Security	46,151	182,139
Tabcorp Holdings Ltd.	80,495	189,860
Telstra Corp. Ltd.	171,399	372,044
TPG Corp. Ltd.	15,038	92,362
Transurban Group - Stapled Security	118,205	1,159,204
Treasury Wine Estates Ltd.	2,546,799	18,530,184
Vicinity Centres	159,169	159,536
Washington H Soul Pattinson & Co. Ltd.	5,392	73,239

Wesfarmers Ltd.	48,593	1,510,863
Westpac Banking Corp.	147,057	1,843,122
WiseTech Global Ltd.	6,677	90,326
Woodside Petroleum Ltd.	38,799	586,356
Woolworths Group Ltd.	54,783	1,412,129

Total Australia		240,980,005

Austria – 0.01%
Andritz AG(1)	3,341	121,816
Erste Group Bank AG(1)	11,503	271,675
OMV AG(1)	5,920	199,764
Raiffeisen Bank International AG(1)	5,974	106,775
Verbund AG	2,690	120,814
Voestalpine AG	5,138	110,957

Total Austria		931,801

Belgium – 0.12%
Ageas	7,327	259,667
Anheuser-Busch InBev SA	30,950	1,525,725
Colruyt SA	2,185	120,086
Elia Group SA	1,418	154,266
Galapagos NV(1)	1,846	364,359
Groupe Bruxelles Lambert SA	4,863	407,325
KBC Group NV	154,256	8,862,201
Proximus	5,745	117,066
Sofina SA	707	186,686
Solvay SA	3,016	241,961
Telenet Group Holding NV	1,740	71,694
UCB SA	5,430	630,132
Umicore SA	8,729	412,045

Total Belgium		13,353,213

Brazil – 0.29%
Raia Drogasil SA	1,613,771	32,826,787

Total Brazil		32,826,787

Canada – 3.86%
Canadian Pacific Railway Ltd.	260,981	66,638,889
Fairfax Financial Holdings Ltd.	51,145	15,801,228
Lululemon Athletica, Inc.(1)	317,701	99,125,889
Shopify, Inc. - Class A(1)	269,447	255,759,092

Total Canada		437,325,098

Chile – 0.52%
Antofagasta Plc	5,108,397	59,126,405

Total Chile		59,126,405

China – 3.41%
Alibaba Group Holding Ltd. - ADR(1)	377,300	81,383,610
Baidu, Inc. - ADR(1)	175,160	20,999,932
BeiGene Ltd. - ADR(1)	1,709	321,976
Lenovo Group Ltd.	24,816,000	13,845,884
Meituan Dianping - Class B(1)	1,846,900	41,271,523
Ping An Insurance Group Co. of China Ltd. - Class H	2,829,500	28,207,262
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	17,517,500	58,728,483
Tencent Holdings Ltd.	1,127,956	72,277,066
Trip.com Group Ltd. - ADR(1)	666,204	17,268,008
Tsingtao Brewery Co. Ltd. - Class H	7,001,000	52,249,622
Yangzijiang Shipbuilding Holdings Ltd.	113,800	76,609

Total China		386,629,975

Denmark – 1.12%
Ambu - Class B	6,811	215,311
AP Moller - Maersk - Class A	146	159,645
AP Moller - Maersk - Class B	31,342	36,733,058
Carlsberg - Class B	4,634	614,506
CHR Hansen Holding	4,608	475,294
Coloplast - Class B	5,196	809,890
Danske Bank	707,456	9,457,590
Demant(1)	4,491	119,017
DSV Panalpina	561,898	69,020,724
Genmab(1)	2,829	953,919
GN Store Nord	5,457	292,115
H Lundbeck	2,828	106,854
Novo Nordisk - Class B	76,916	5,010,903

Novozymes - Class B	9,386	544,162
Orsted(2)	8,042	928,058
Pandora	4,466	243,908
Tryg	4,769	138,560
Vestas Wind Systems	8,646	885,375

Total Denmark		126,708,889

Finland – 1.20%
Elisa OYJ	6,107	371,621
Fortum OYJ	19,344	369,047
Kone OYJ - Class B	577,114	39,803,224
Metso OYJ	4,024	132,243
Neste OYJ	18,418	723,387
Nokia OYJ	21,055,018	92,007,646
Nordea Bank Abp	133,407	925,218
Orion OYJ - Class B	4,826	234,034
Sampo OYJ - Class A	19,395	668,542
Stora Enso OYJ - Class R	23,922	286,331
UPM-Kymmene OYJ	21,977	636,557
Wartsila OYJ Abp	19,105	158,477

Total Finland		136,316,327

France – 8.39%
Accor SA(1)	7,975	217,651
Aeroports de Paris	1,124	116,043
Air Liquide SA	20,566	2,973,573
Airbus SE	25,533	1,829,537
Alstom SA	8,488	395,549
Amundi SA(2)	287,159	22,574,554
Arkema SA	2,813	270,397
Atos SE(1)	3,865	331,359
AXA SA	79,286	1,668,410
BioMerieux	1,723	236,627
BNP Paribas SA	45,777	1,828,975
Bollore SA	39,067	123,271
Bouygues SA	380,352	13,028,767
Bureau Veritas SA	12,797	271,417
Capgemini SE	6,624	764,420
Carrefour SA	24,930	386,616
Casino Guichard Perrachon SA(1)	1,920	71,133
Cie de Saint-Gobain	2,613,666	94,303,609
Cie Generale des Etablissements Michelin SCA	281,304	29,321,188
CNP Assurances	6,542	75,877
Covivio	1,971	142,964
Credit Agricole SA(1)	47,511	451,150
Danone SA	26,266	1,823,207
Dassault Aviation SA(1)	115	105,512
Dassault Systemes	5,631	977,502
Edenred	10,357	454,239
Eiffage SA(1)	3,430	314,417
Electricite de France SA	25,109	233,440
Engie SA(1)	75,206	932,700
EssilorLuxottica SA(1)	105,273	13,539,001
EssilorLuxottica SA(1)	172,788	22,351,550
Eurazeo SE(1)	1,711	87,921
Faurecia SE(1)	3,173	124,663
Gecina SA	1,860	229,723
Getlink SE(1)	18,735	270,922
Hermes International	1,366	1,146,904
ICADE	1,320	92,173
Iliad SA	610	119,078
Ingenico Group SA	2,673	429,483
Ipsen SA	1,731	146,843
JCDecaux SA(1)	3,769	70,406
Kering SA	37,264	20,372,947
Klepierre SA	7,744	154,793
La Francaise des Jeux SAEM(2)	3,945	121,933
Legrand SA	527,975	40,116,858
L’Oreal SA	10,917	3,523,426
LVMH Moet Hennessy Louis Vuitton SE	197,574	87,227,990

Natixis SA(1)	36,791	97,038
Orange SA	5,781,688	69,137,251
Orpea	2,177	251,451
Pernod Ricard SA	244,450	38,492,666
Peugeot SA	24,641	404,091
Publicis Groupe SA	497,930	16,175,269
Remy Cointreau SA	147,286	20,093,637
Renault SA	7,710	197,327
Rexel SA	3,459,225	39,646,698
Safran SA(1)	13,929	1,401,136
Sanofi SA	2,031,812	207,213,718
Sartorius Stedim Biotech	263,356	66,770,620
Schneider Electric SE	130,676	14,535,973
SCOR SE(1)	201,109	5,554,284
SEB SA	887	147,135
Societe Generale SA	33,373	557,986
Sodexo SA	3,621	245,533
Suez SA	13,964	164,127
Teleperformance(1)	2,541	647,147
Thales SA	4,387	355,064
TOTAL SA	1,665,956	64,236,644
Ubisoft Entertainment SA(1)	416,940	34,527,010
Unibail-Rodamco-Westfield	5,698	321,178
Valeo SA	9,283	244,843
Veolia Environnement SA	22,190	501,076
Vinci SA	21,131	1,959,336
Vivendi SA	36,232	936,224
Wendel SA	1,202	114,716
Worldline SA(1)(2)	6,096	531,507

Total France		951,811,403

Germany – 6.53%
Adidas AG(1)	150,776	39,752,368
Allianz SE	340,347	69,547,351
BASF SE	544,454	30,581,622
Bayer AG	880,012	65,229,625
Bayerische Motoren Werke AG	13,633	870,340
Bechtle AG	373,292	66,162,615
Beiersdorf AG	4,289	487,721
Brenntag AG	6,362	337,314
Carl Zeiss Meditec AG	1,847	179,847
Commerzbank AG	11,133,481	49,620,396
Continental AG(1)	877,779	86,295,625
Covestro AG(2)	852,149	32,456,874
Daimler AG - Class REGISTERED	35,084	1,427,353
Delivery Hero SE(1)(2)	5,489	564,090
Deutsche Bank AG(1)	82,694	788,909
Deutsche Boerse AG	8,259	1,494,687
Deutsche Lufthansa AG(1)	10,585	106,194
Deutsche Post AG	40,731	1,495,638
Deutsche Telekom AG	1,399,314	23,479,427
Deutsche Wohnen SE	14,483	650,803
E.ON SE	5,525,268	62,367,449
Evonik Industries AG	8,454	215,324
Fraport AG Frankfurt Airport Services Worldwide(1)	1,671	73,198
Fresenius Medical Care AG & Co. KGaA	861,023	74,073,704
Fresenius SE & Co. KGaA	17,213	855,536
GEA Group AG	6,282	199,380
Hannover Rueck SE	2,483	429,122
HeidelbergCement AG	6,127	327,989
Henkel AG & Co. KGaA	4,279	357,983
HOCHTIEF AG	1,076	95,742
Infineon Technologies AG	54,088	1,267,400
KION Group AG(1)	2,497	153,740
Knorr-Bremse AG(1)	2,012	204,189
LANXESS AG(1)	3,263	172,553
LEG Immobilien AG	3,050	386,849
Merck KGaA	5,609	653,156
METRO AG	7,818	74,194

MTU Aero Engines AG	2,186	380,584
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,942	1,547,267
Nemetschek SE	350,778	24,102,757
Puma SE	3,490	270,597
RWE AG	24,047	841,815
SAP SE	45,392	6,345,326
Scout24 AG(2)	4,748	367,342
Siemens AG	151,642	17,884,236
Siemens Healthineers AG(2)	6,606	317,538
Symrise AG - Class A	5,560	649,668
TeamViewer AG(1)(2)	5,507	300,070
Telefonica Deutschland Holding AG	46,944	138,447
ThyssenKrupp AG(1)	18,573	132,505
Uniper SE	8,201	264,639
United Internet AG - Class REG	4,345	184,606
Volkswagen AG	11,174	1,804,129
Vonovia SE	20,837	1,273,621
Zalando SE(1)(2)	990,121	70,239,725

Total Germany		740,481,179

Hong Kong – 4.67%
AIA Group Ltd.	10,913,284	102,122,202
ASM Pacific Technology Ltd.	13,300	140,554
Bank of East Asia Ltd.	53,600	122,867
BOC Hong Kong Holdings Ltd.	152,500	488,289
Budweiser Brewing Co. APAC Ltd.(2)	71,900	210,482
China Mobile Ltd.	18,860,500	127,347,237
China Resources Power Holdings Co. Ltd.	17,028,000	20,086,104
CK Asset Holdings Ltd.	106,500	638,659
CK Hutchison Holdings Ltd.	17,544,500	113,610,938
CK Infrastructure Holdings Ltd.	29,000	149,909
CLP Holdings Ltd.	67,500	662,934
Dairy Farm International Holdings Ltd.	14,100	65,885
Galaxy Entertainment Group Ltd.	1,195,000	8,197,401
Hang Lung Properties Ltd.	79,000	187,805
Hang Seng Bank Ltd.	31,500	530,532
Henderson Land Development Co. Ltd.	60,758	231,713
HK Electric Investments & HK Electric Investments Ltd.	117,500	122,046
HKT Trust & HKT Ltd. - Class Miscella	152,000	223,055
Hong Kong & China Gas Co. Ltd.	463,791	720,809
Hong Kong Exchanges & Clearing Ltd.	52,099	2,218,987
Hongkong Land Holdings Ltd.	50,300	209,224
Jardine Matheson Holdings Ltd.	96,300	4,026,384
Jardine Strategic Holdings Ltd.	994,000	21,441,670
Kerry Properties Ltd.	23,500	61,044
Link Real Estate Investment Trust	89,800	737,273
Melco Resorts & Entertainment Ltd. - ADR	8,413	130,570
MTR Corp. Ltd.	63,500	330,248
New World Development Co. Ltd.	62,853	298,431
NWS Holdings Ltd.	40,613	35,327
PCCW Ltd.	164,000	93,769
Power Assets Holdings Ltd.	57,000	311,452
Sino Land Co. Ltd.	136,490	172,687
SJM Holdings Ltd.	73,000	81,843
Sun Hung Kai Properties Ltd.	53,500	683,475
Swire Pacific Ltd. - Class A	4,729,000	25,133,575
Swire Properties Ltd.	51,800	132,254
Techtronic Industries Co. Ltd.	3,823,000	37,826,887
WH Group Ltd.(2)	68,732,000	59,397,812
Wharf Real Estate Investment Co. Ltd.	68,000	326,441

Total Hong Kong		529,508,774

India – 1.43%
Asian Paints Ltd.	1,942,494	43,417,123
HDFC Bank Ltd. - ADR	875,017	39,778,273
Housing Development Finance Corp. Ltd.	1,644,817	38,383,895
ICICI Lombard General Insurance Co. Ltd.(2)	975,486	16,418,060
MakeMyTrip Ltd.(1)	487,900	7,474,628
United Spirits Ltd.(1)	2,077,412	16,260,808

Total India		161,732,787

Ireland – 1.91%
Accenture Plc - Class A	326,834	70,177,796
AerCap Holdings NV(1)	5,046	155,417
CRH Plc	32,333	1,112,911
DCC Plc	4,052	338,114
Experian Plc	2,021,660	70,957,948
Flutter Entertainment Plc	3,101	406,538
Flutter Entertainment Plc	3,401	449,015
ICON Plc(1)	162,268	27,335,667
James Hardie Industries Plc	19,535	376,412
Kerry Group Plc - Class A	6,906	857,914
Kingspan Group Plc	687,719	44,396,612
Smurfit Kappa Group Plc	9,292	312,265

Total Ireland		216,876,609

Isle of Man – 0.00%(3)
GVC Holdings Plc	24,513	224,684

Total Isle of Man		224,684

Israel – 0.03%
Azrieli Group Ltd.	1,610	73,379
Bank Hapoalim BM	47,993	286,910
Bank Leumi Le-Israel BM	60,380	303,585
Check Point Software Technologies Ltd.(1)	5,002	537,365
CyberArk Software Ltd.(1)	1,739	172,631
Elbit Systems Ltd.	1,178	161,884
ICL Group Ltd.	31,328	93,317
Israel Discount Bank Ltd. - Class A	52,528	160,210
Mizrahi Tefahot Bank Ltd.	5,583	104,905
Nice Ltd.(1)	2,659	501,227
Teva Pharmaceutical Industries Ltd. - ADR(1)	44,653	550,571
Wix.com Ltd.(1)	2,245	575,214

Total Israel		3,521,198

Italy – 2.28%
Assicurazioni Generali SpA	45,245	687,284
Atlantia SpA(1)	20,401	329,993
Davide Campari-Milano SpA	24,920	210,747
DiaSorin SpA	1,030	197,807
Enel SpA	11,537,068	99,777,719
ENI SpA	11,307,017	108,389,239
Ferrari NV	210,538	36,064,192
FinecoBank Banca Fineco SpA(1)	26,113	353,415
Infrastrutture Wireless Italiane SpA(2)	11,016	110,582
Intesa Sanpaolo SpA	612,826	1,177,662
Leonardo SpA	14,608	97,382
Mediobanca Banca di Credito Finanziario SpA	26,483	191,242
Moncler SpA	8,523	327,740
Nexi SpA(1)(2)	15,902	275,749
Pirelli & C SpA(2)	16,012	67,910
Poste Italiane SpA(2)	20,768	181,414
Prysmian SpA	9,687	224,722
Recordati SpA	4,799	240,136
Snam SpA	83,871	408,884
Telecom Italia SpA	316,127	124,660
Telecom Italia SpA Savings Share	237,549	92,454
Terna Rete Elettrica Nazionale SpA	57,934	399,603
UniCredit SpA	951,983	8,786,059

Total Italy		258,716,595

Japan – 18.76%
ABC-Mart, Inc.	1,300	76,262
Acom Co. Ltd.	18,100	69,265
Advantest Corp.	8,400	479,392
Aeon Co. Ltd.	28,200	656,059
Aeon Mall Co. Ltd.	4,500	59,799
AGC, Inc.	8,000	229,356
Air Water, Inc.	8,100	114,444
Aisin Seiki Co. Ltd.	6,500	190,528
Ajinomoto Co., Inc.	20,565	341,275
Alfresa Holdings Corp.	8,300	173,979
Amada Co. Ltd.	12,200	99,892

ANA Holdings, Inc.	5,100	116,550
Aozora Bank Ltd.	4,400	76,723
Asahi Group Holdings Ltd.	15,900	558,444
Asahi Intecc Co. Ltd.	8,100	231,177
Asahi Kasei Corp.	51,700	423,205
Astellas Pharma, Inc.	4,260,300	71,145,143
Bandai Namco Holdings, Inc.	8,900	468,479
Bank of Kyoto Ltd.	2,000	71,060
Benesse Holdings, Inc.	2,800	75,095
Bridgestone Corp.	22,000	710,060
Brother Industries Ltd.	8,700	157,184
Calbee, Inc.	4,000	110,559
Canon, Inc.	41,200	821,859
Casio Computer Co. Ltd.	8,800	153,521
Central Japan Railway Co.	5,900	912,484
Chiba Bank Ltd.	21,700	102,592
Chubu Electric Power Co., Inc.	26,500	332,361
Chugai Pharmaceutical Co. Ltd.	28,800	1,541,952
Chugoku Electric Power Co., Inc.	11,100	147,986
Coca-Cola Bottlers Japan Holdings, Inc.	5,000	90,683
Concordia Financial Group Ltd.	46,900	150,786
Cosmos Pharmaceutical Corp.	900	138,091
CyberAgent, Inc.	4,600	226,107
Dai Nippon Printing Co. Ltd.	9,800	225,306
Daicel Corp.	11,000	85,254
Daifuku Co. Ltd.	4,300	376,818
Dai-ichi Life Holdings, Inc.	44,400	531,468
Daiichi Sankyo Co. Ltd.	24,700	2,020,253
Daikin Industries Ltd.	10,800	1,747,440
Daito Trust Construction Co. Ltd.	2,700	248,836
Daiwa House Industry Co. Ltd.	2,305,100	54,434,703
Daiwa House REIT Investment Corp.	77	181,150
Daiwa Securities Group, Inc.	58,700	246,593
Denso Corp.	926,000	36,314,989
Dentsu Group, Inc.	8,700	206,378
Disco Corp.	1,200	292,666
East Japan Railway Co.	724,500	50,204,420
Eisai Co. Ltd.	11,000	873,938
Electric Power Development Co. Ltd.	6,100	115,635
ENEOS Holdings, Inc.	4,452,650	15,871,765
FamilyMart Co. Ltd.	10,400	178,546
FANUC Corp.	8,200	1,470,014
Fast Retailing Co. Ltd.	2,500	1,436,930
Fuji Electric Co. Ltd.	5,600	154,134
FUJIFILM Holdings Corp.	1,635,300	69,993,640
Fujitsu Ltd.	100,200	11,731,752
Fukuoka Financial Group, Inc.	358,300	5,665,051
GLP J-Reit	143	206,642
GMO Payment Gateway, Inc.	1,700	177,809
Hakuhodo DY Holdings, Inc.	9,800	116,962
Hamamatsu Photonics KK	5,800	252,559
Hankyu Hanshin Holdings, Inc.	9,410	317,853
Hikari Tsushin, Inc.	900	205,783
Hino Motors Ltd.	12,800	86,843
Hirose Electric Co. Ltd.	1,415	155,379
Hisamitsu Pharmaceutical Co., Inc.	2,200	118,923
Hitachi Construction Machinery Co. Ltd.	4,100	113,894
Hitachi Ltd.	40,900	1,300,000
Hitachi Metals Ltd.	2,384,700	28,582,621
Honda Motor Co. Ltd.	3,951,199	101,125,677
Hoshizaki Corp.	2,300	197,135
Hoya Corp.	16,400	1,570,448
Hulic Co. Ltd.	13,900	131,230
Idemitsu Kosan Co. Ltd.	7,565	161,453
Iida Group Holdings Co. Ltd.	766,100	11,773,690
Inpex Corp.	3,188,100	19,907,329
Isetan Mitsukoshi Holdings Ltd.	14,900	85,750
Isuzu Motors Ltd.	2,755,800	25,042,904

Ito En Ltd.	2,200	124,187
ITOCHU Corp.	56,800	1,229,028
Itochu Techno-Solutions Corp.	4,000	150,427
Japan Airlines Co. Ltd.	4,500	81,205
Japan Airport Terminal Co. Ltd.	2,200	93,878
Japan Exchange Group, Inc.	20,700	479,411
Japan Post Bank Co. Ltd.	15,200	113,046
Japan Post Holdings Co. Ltd.	64,900	463,170
Japan Post Insurance Co. Ltd.	8,800	115,952
Japan Prime Realty Investment Corp.	28	82,141
Japan Real Estate Investment Corp.	53	272,002
Japan Retail Fund Investment Corp.	116	145,090
Japan Tobacco, Inc.	2,563,600	47,613,112
JFE Holdings, Inc.	19,000	137,361
JGC Holdings Corp.	9,800	103,340
JSR Corp.	9,000	174,599
JTEKT Corp.	8,400	65,589
Kajima Corp.	18,000	215,223
Kakaku.com, Inc.	1,102,000	28,072,614
Kamigumi Co. Ltd.	4,000	78,666
Kansai Electric Power Co., Inc.	29,000	281,010
Kansai Paint Co. Ltd.	7,500	158,488
Kao Corp.	381,700	30,290,879
Kawasaki Heavy Industries Ltd.	4,975	71,857
KDDI Corp.	67,100	2,002,072
Keihan Holdings Co. Ltd.	4,400	196,501
Keikyu Corp.	10,100	154,551
Keio Corp.	4,300	246,090
Keisei Electric Railway Co. Ltd.	5,900	184,908
Keyence Corp.	232,208	97,309,443
Kikkoman Corp.	6,200	299,445
Kintetsu Group Holdings Co. Ltd.	7,600	341,008
Kirin Holdings Co. Ltd.	35,800	754,655
Kobayashi Pharmaceutical Co. Ltd.	2,200	193,434
Kobe Bussan Co. Ltd.	2,800	159,000
Koito Manufacturing Co. Ltd.	4,000	161,838
Komatsu Ltd.	1,248,700	25,574,035
Konami Holdings Corp.	4,300	143,486
Kose Corp.	1,500	181,571
Kubota Corp.	44,400	664,168
Kuraray Co. Ltd.	14,400	150,692
Kurita Water Industries Ltd.	4,400	122,400
Kyocera Corp.	1,316,000	71,833,302
Kyowa Kirin Co. Ltd.	11,100	292,204
Kyushu Electric Power Co., Inc.	14,100	118,174
Kyushu Railway Co.	5,800	150,706
Lasertec Corp.	3,300	311,951
Lawson, Inc.	2,300	115,691
LINE Corp.(1)	2,500	125,823
Lion Corp.	10,300	247,732
LIXIL Group Corp.	10,300	144,656
M3, Inc.	19,200	815,638
Makita Corp.	9,400	341,826
Marubeni Corp.	68,000	308,883
Marui Group Co. Ltd.	7,800	141,097
Maruichi Steel Tube Ltd.	2,000	49,851
Mazda Motor Corp.	22,100	133,526
McDonald’s Holdings Co. Japan Ltd.	3,050	164,845
Mebuki Financial Group, Inc.	35,840	83,488
Medipal Holdings Corp.	7,340	141,667
MEIJI Holdings Co. Ltd.	5,100	405,838
Mercari, Inc.(1)	3,900	121,100
Minebea Mitsumi, Inc.	15,400	280,706
MISUMI Group, Inc.	12,100	303,812
Mitsubishi Chemical Holdings Corp.	52,750	307,620
Mitsubishi Corp.	57,200	1,208,735
Mitsubishi Electric Corp.	6,047,500	78,988,027
Mitsubishi Estate Co. Ltd.	49,900	743,601

Mitsubishi Gas Chemical Co., Inc.	7,200	109,508
Mitsubishi Heavy Industries Ltd.	13,240	312,598
Mitsubishi Materials Corp.	4,600	97,131
Mitsubishi Motors Corp.	29,700	73,609
Mitsubishi UFJ Financial Group, Inc.	498,000	1,959,891
Mitsubishi UFJ Lease & Finance Co. Ltd.	18,300	87,325
Mitsui & Co. Ltd.	807,400	11,962,940
Mitsui Chemicals, Inc.	7,100	148,504
Mitsui Fudosan Co. Ltd.	40,400	717,695
Miura Co. Ltd.	4,000	166,681
Mizuho Financial Group, Inc.	988,900	1,216,391
Monotaro Co. Ltd.	5,100	204,910
MS&AD Insurance Group Holdings, Inc.	1,661,440	45,753,909
Murata Manufacturing Co. Ltd.	758,300	44,700,651
Nabtesco Corp.	5,200	160,925
Nagoya Railroad Co. Ltd.	8,500	239,576
NEC Corp.	11,000	528,503
Nexon Co. Ltd.	21,400	482,708
NGK Insulators Ltd.	10,100	139,941
NGK Spark Plug Co. Ltd.	6,900	99,173
NH Foods Ltd.	3,400	136,818
Nidec Corp.	589,000	39,680,217
Nihon M&A Center, Inc.	6,300	286,511
Nikon Corp.	13,300	111,698
Nintendo Co. Ltd.	4,800	2,145,930
Nippon Building Fund, Inc.	52	296,149
Nippon Express Co. Ltd.	2,800	145,190
Nippon Paint Holdings Co. Ltd.	6,100	444,915
Nippon Prologis Real Estate Investment Trust, Inc.	89	270,438
Nippon Shinyaku Co. Ltd.	1,900	155,083
Nippon Steel Corp.	33,300	314,667
Nippon Telegraph & Telephone Corp.	2,584,100	60,208,114
Nippon Yusen KK	6,100	86,334
Nissan Chemical Corp.	5,500	282,969
Nissan Motor Co. Ltd.	95,600	354,528
Nisshin Seifun Group, Inc.	8,500	126,919
Nissin Foods Holdings Co. Ltd.	2,900	256,939
Nitori Holdings Co. Ltd.	3,400	666,635
Nitto Denko Corp.	6,500	368,486
Nomura Holdings, Inc.	129,500	581,920
Nomura Real Estate Holdings, Inc.	5,100	94,949
Nomura Real Estate Master Fund, Inc.	177	211,992
Nomura Research Institute Ltd.	14,114	385,492
NSK Ltd.	15,900	118,656
NTT Data Corp.	27,000	301,870
NTT DOCOMO, Inc.	48,100	1,276,960
Obayashi Corp.	26,400	248,199
Obic Co. Ltd.	3,100	546,341
Odakyu Electric Railway Co. Ltd.	12,400	304,516
Oji Holdings Corp.	33,600	156,756
Olympus Corp.	3,080,100	59,299,612
Omron Corp.	7,900	529,128
Ono Pharmaceutical Co. Ltd.	16,400	478,659
Oracle Corp.	1,600	189,780
Oriental Land Co. Ltd.	8,600	1,136,457
ORIX Corp.	54,500	676,740
Orix JREIT, Inc.	107	141,040
Osaka Gas Co. Ltd.	15,400	304,411
Otsuka Corp.	4,300	227,107
Otsuka Holdings Co. Ltd.	16,130	702,977
Pan Pacific International Holdings Corp.	17,500	385,292
Panasonic Corp.	12,120,700	106,287,007
Park24 Co. Ltd.	4,700	80,582
PeptiDream, Inc.(1)	4,300	198,125
Persol Holdings Co. Ltd.	7,200	99,265
Pigeon Corp.	603,500	23,358,519
Pola Orbis Holdings, Inc.	4,000	69,834
Rakuten, Inc.	37,000	326,821

Recruit Holdings Co. Ltd.	55,300	1,901,778
Renesas Electronics Corp.(1)	32,200	165,521
Resona Holdings, Inc.	2,430,900	8,318,281
Ricoh Co. Ltd.	26,900	193,023
Rinnai Corp.	1,500	125,615
Rohm Co. Ltd.	427,500	28,425,072
Ryohin Keikaku Co. Ltd.	9,000	128,012
Santen Pharmaceutical Co. Ltd.	15,200	279,824
SBI Holdings, Inc.	9,325	202,357
SCSK Corp.	2,400	117,419
Secom Co. Ltd.	8,800	772,136
Sega Sammy Holdings, Inc.	7,100	85,109
Seibu Holdings, Inc.	9,900	107,833
Seiko Epson Corp.	11,500	131,740
Sekisui Chemical Co. Ltd.	14,500	207,752
Sekisui House Ltd.	25,600	488,759
Seven & i Holdings Co. Ltd.	31,000	1,014,119
Seven Bank Ltd.	26,100	71,536
SG Holdings Co. Ltd.	7,300	238,226
Sharp Corp.	8,605	92,285
Shimadzu Corp.	9,300	248,284
Shimamura Co. Ltd.	1,000	67,732
Shimano, Inc.	208,500	40,092,212
Shimizu Corp.	21,800	179,590
Shin-Etsu Chemical Co. Ltd.	15,395	1,806,781
Shinsei Bank Ltd.	6,900	83,457
Shionogi & Co. Ltd.	11,700	733,981
Shiseido Co. Ltd.	794,400	50,619,671
Shizuoka Bank Ltd.	18,800	120,941
Showa Denko KK	5,400	121,886
SMC Corp.	106,100	54,527,023
Softbank Corp.	78,800	1,004,403
SoftBank Group Corp.	632,200	31,880,373
Sohgo Security Services Co. Ltd.	3,300	154,088
Sompo Holdings, Inc.	14,100	485,398
Sony Corp.	1,711,800	118,165,862
Sony Financial Holdings, Inc.	6,200	149,699
Square Enix Holdings Co. Ltd.	4,200	212,789
Stanley Electric Co. Ltd.	5,800	140,404
Subaru Corp.	25,180	527,261
Sugi Holdings Co. Ltd.	277,400	18,811,653
Sumco Corp.	12,100	186,027
Sumitomo Chemical Co. Ltd.	59,000	177,519
Sumitomo Corp.	48,900	562,420
Sumitomo Dainippon Pharma Co. Ltd.	7,900	109,475
Sumitomo Electric Industries Ltd.	4,270,800	49,266,688
Sumitomo Heavy Industries Ltd.	4,900	107,168
Sumitomo Metal Mining Co. Ltd.	9,500	267,613
Sumitomo Mitsui Financial Group, Inc.	2,327,300	65,680,601
Sumitomo Mitsui Trust Holdings, Inc.	1,704,000	48,019,342
Sumitomo Realty & Development Co. Ltd.	12,700	350,554
Sumitomo Rubber Industries Ltd.	7,700	76,265
Sundrug Co. Ltd.	3,300	109,216
Suntory Beverage & Food Ltd.	6,310	246,205
Suzuken Co. Ltd.	2,855	106,662
Suzuki Motor Corp.	1,111,200	37,943,158
Sysmex Corp.	615,500	47,246,819
T&D Holdings, Inc.	688,700	5,915,388
Taiheiyo Cement Corp.	4,900	113,847
Taisei Corp.	7,800	284,280
Taisho Pharmaceutical Holdings Co. Ltd.	1,360	83,459
Taiyo Nippon Sanso Corp.	7,000	117,060
Takeda Pharmaceutical Co. Ltd.	2,355,700	84,635,514
TDK Corp.	5,300	527,623
Teijin Ltd.	7,000	111,451
Terumo Corp.	27,800	1,058,145
THK Co. Ltd.	5,500	136,937
TIS, Inc.	9,100	192,671

Tobu Railway Co. Ltd.	8,330	275,218
Toho Co. Ltd.	5,100	184,218
Toho Gas Co. Ltd.	3,300	164,942
Tohoku Electric Power Co., Inc.	16,600	157,693
Tokio Marine Holdings, Inc.	1,532,200	67,069,035
Tokyo Century Corp.	1,700	87,051
Tokyo Electric Power Co. Holdings, Inc.(1)	57,400	176,573
Tokyo Electron Ltd.	6,500	1,603,835
Tokyo Gas Co. Ltd.	15,500	371,141
Tokyu Corp.	22,000	309,724
Tokyu Fudosan Holdings Corp.	25,800	121,376
Toppan Printing Co. Ltd.	10,300	172,205
Toray Industries, Inc.	56,900	268,570
Toshiba Corp.	16,400	526,108
Tosoh Corp.	11,500	157,974
TOTO Ltd.	5,900	226,846
Toyo Suisan Kaisha Ltd.	3,350	187,178
Toyoda Gosei Co. Ltd.	2,900	60,591
Toyota Industries Corp.	6,000	318,916
Toyota Motor Corp.	86,694	5,451,673
Toyota Tsusho Corp.	8,535	217,654
Trend Micro, Inc.	5,200	290,599
Tsuruha Holdings, Inc.	1,500	207,170
Unicharm Corp.	17,400	713,618
United Urban Investment Corp.	123	132,477
USS Co. Ltd.	9,800	157,098
Welcia Holdings Co. Ltd.	2,000	161,574
West Japan Railway Co.	6,700	375,796
Yakult Honsha Co. Ltd.	5,100	300,053
Yamada Denki Co. Ltd.	31,640	156,947
Yamaha Corp.	5,900	278,274
Yamaha Motor Co. Ltd.	10,900	171,675
Yamato Holdings Co. Ltd.	12,900	280,026
Yamazaki Baking Co. Ltd.	4,800	82,451
Yaskawa Electric Corp.	10,200	354,583
Yokogawa Electric Corp.	10,100	158,254
Yokohama Rubber Co. Ltd.	5,300	74,942
Z Holdings Corp.	112,700	553,101
ZOZO, Inc.	4,400	98,086

Total Japan		2,128,530,339

Jordan – 0.00%(3)
Hikma Pharmaceuticals Plc	5,883	161,436

Total Jordan		161,436

Luxembourg – 0.04%
ArcelorMittal SA(1)	360,371	3,817,002
Aroundtown SA	50,416	288,975
Eurofins Scientific SE	583	367,718
SES SA - Class A	16,495	112,709
Tenaris SA	17,897	116,306

Total Luxembourg		4,702,710

Macau – 0.00%(3)
Sands China Ltd.	100,000	393,924
Wynn Macau Ltd.	69,200	120,023

Total Macau		513,947

Mexico – 0.38%
Wal-Mart de Mexico SAB de CV	17,987,222	43,018,451

Total Mexico		43,018,451

Netherlands – 3.47%
ABN AMRO Bank NV(2)	18,726	161,150
Adyen NV(1)(2)	792	1,152,752
Aegon NV	72,260	213,598
Akzo Nobel NV	8,677	779,547
Altice Europe NV(1)	28,587	110,561
ASML Holding NV	211,464	77,356,321
ASML Holding NV - Class REG	170,445	62,728,873
EXOR NV	4,361	250,310
Heineken Holding NV	5,119	418,975
Heineken NV	11,153	1,028,244

ING Groep NV	13,708,542	95,561,007
Just Eat Takeaway(1)(2)	5,231	546,771
Koninklijke Ahold Delhaize NV	45,122	1,229,758
Koninklijke DSM NV	7,383	1,024,893
Koninklijke KPN NV	4,654,819	12,381,430
Koninklijke Philips NV	38,980	1,821,065
Koninklijke Vopak NV	3,227	170,813
NN Group NV	12,024	404,100
PostNL NV	13,601,457	29,332,808
Prosus NV(1)	309,623	28,868,485
QIAGEN NV - Aquis Listed(1)	9,740	419,550
Randstad NV	4,788	214,096
Royal Dutch Shell Plc - Class A	168,172	2,692,646
Royal Dutch Shell Plc - Class A	279,273	4,571,523
Royal Dutch Shell Plc - Class B	4,584,428	69,501,270
Wolters Kluwer NV	11,868	926,959

Total Netherlands		393,867,505

New Zealand – 0.32%
a2 Milk Co. Ltd.(1)	31,923	417,864
Auckland International Airport Ltd.	48,694	207,084
Fisher & Paykel Healthcare Corp. Ltd.	25,596	589,650
Mercury NZ Ltd.	30,155	91,871
Meridian Energy Ltd.	49,444	154,132
Ryman Healthcare Ltd.	15,136	128,414
Spark New Zealand Ltd.	81,327	240,619
Xero Ltd.(1)	553,264	34,753,358

Total New Zealand		36,582,992

Norway – 0.03%
DNB ASA	39,042	521,113
Equinor ASA	41,241	594,104
Gjensidige Forsikring ASA	8,028	148,327
Mowi ASA	19,168	365,374
Norsk Hydro ASA	51,592	143,936
Orkla ASA	34,046	298,910
Schibsted ASA - Class B	4,503	106,363
Telenor ASA	29,697	433,602
Yara International ASA	7,229	252,020

Total Norway		2,863,749

Peru – 0.44%
Credicorp Ltd.	376,800	50,366,856

Total Peru		50,366,856

Portugal – 0.32%
EDP - Energias de Portugal SA	103,391	493,512
Galp Energia SGPS SA	20,416	236,825
Jeronimo Martins SGPS SA(1)	2,019,486	35,340,919

Total Portugal		36,071,256

Russia – 0.00%(3)
Evraz Plc	22,282	78,947

Total Russia		78,947

Singapore – 2.06%
Ascendas Real Estate Investment Trust	134,500	308,599
CapitaLand Commercial Trust	104,651	128,078
CapitaLand Ltd.(1)	110,900	234,292
CapitaLand Mall Trust	107,300	152,251
City Developments Ltd.	16,600	101,444
DBS Group Holdings Ltd.	1,134,200	17,066,118
Genting Singapore Ltd.	261,600	143,925
Jardine Cycle & Carriage Ltd.	4,400	64,212
Keppel Corp. Ltd.	60,500	260,569
Mapletree Commercial Trust	83,100	116,274
Mapletree Logistics Trust	122,100	171,417
Oversea-Chinese Banking Corp. Ltd.	136,200	887,723
Singapore Airlines Ltd.	52,300	141,169
Singapore Exchange Ltd.	33,100	199,185
Singapore Technologies Engineering Ltd.	65,300	155,855
Singapore Telecommunications Ltd.	46,398,900	82,538,902
Suntec Real Estate Investment Trust	84,700	86,525
United Overseas Bank Ltd.	7,298,206	106,640,421

UOL Group Ltd.	20,600	101,284
Venture Corp. Ltd.	12,600	147,253
Wilmar International Ltd.	7,998,700	23,658,319

Total Singapore		233,303,815

South Africa – 0.47%
Naspers Ltd. - Class N	290,502	53,388,569

Total South Africa		53,388,569

South Korea – 2.11%
NAVER Corp.	118,443	26,647,694
POSCO	146,708	21,368,986
Samsung Electronics Co. Ltd.	1,353,449	59,913,983
Samsung SDI Co. Ltd.	405,864	124,097,637
Shinhan Financial Group Ltd.	324,030	7,830,579

Total South Korea		239,858,879

Spain – 1.77%
ACS Actividades de Construccion y Servicios SA	10,439	268,271
Aena SA(2)	2,779	371,668
Amadeus IT Group SA	527,780	27,709,591
Banco Bilbao Vizcaya Argentaria SA	274,554	945,280
Banco Santander SA	21,291,673	52,089,262
Bankia SA	7,552,230	8,074,285
Bankinter SA	25,331	121,415
CaixaBank SA	147,773	316,129
Cellnex Telecom SA(2)	10,815	660,556
Enagas SA	8,839	216,234
Endesa SA	13,078	324,416
Ferrovial SA	20,941	559,753
Grifols SA	12,499	380,070
Iberdrola SA	238,350	2,782,662
Industria de Diseno Textil SA	1,562,645	41,462,382
Mapfre SA	46,426	82,903
Naturgy Energy Group SA	84,758	1,582,341
Red Electrica Corp. SA	17,823	333,460
Repsol SA	58,034	512,787
Siemens Gamesa Renewable Energy SA(1)	10,690	190,335
Telefonica SA	13,011,834	62,232,709

Total Spain		201,216,509

Sweden – 3.10%
Alfa Laval AB	12,912	284,841
Assa Abloy AB - Class B	43,872	897,950
Atlas Copco AB - Class A	2,397,257	102,088,259
Atlas Copco AB - Class B	16,887	627,488
Boliden AB	11,117	254,985
Electrolux AB	10,352	174,171
Epiroc AB - Class A	2,695,285	33,773,005
Epiroc AB - Class B	16,060	197,235
EQT AB	9,631	173,656
Essity AB - Class B	26,524	859,945
Evolution Gaming Group AB(2)	5,593	332,200
Hennes & Mauritz AB - Class B	34,628	505,441
Hexagon AB - Class B	12,234	718,449
Husqvarna AB - Class B	15,690	129,129
ICA Gruppen AB	4,534	215,522
Industrivarden AB - Class C	6,082	138,633
Investment AB Latour - Class B	6,795	123,372
Investor AB - Class B	537,167	28,495,583
Kinnevik AB - Class B	10,235	270,176
L E Lundbergforetagen AB - Class B	3,365	153,389
Lundin Energy AB	7,633	186,288
Nibe Industrier AB - Class B(1)	1,901,424	42,173,250
Sandvik AB	46,279	871,237
Securitas AB - Class B	12,182	164,728
Skandinaviska Enskilda Banken AB - Class A	67,014	581,718
Skanska AB - Class B	14,894	304,065
SKF AB - Class B	15,674	293,002
Spotify Technology SA(1)	202,501	52,283,733
Svenska Cellulosa AB SCA - Class B(1)	26,629	318,514
Svenska Handelsbanken AB - Class A	64,062	608,289

Swedbank AB	37,289	478,824
Swedish Match AB	7,264	512,516
Tele2 AB - Class B	21,247	282,837
Telefonaktiebolaget LM Ericsson - Class B	1,357,103	12,579,743
Telia Co. AB	18,410,600	68,877,753
Volvo AB - Class B	65,187	1,025,711

Total Sweden		351,955,637

Switzerland – 6.51%
ABB Ltd.	3,566,407	80,896,583
Adecco Group AG	1,131,892	53,352,405
Alcon, Inc.(1)	925,714	53,190,812
Baloise Holding AG	1,904	286,839
Banque Cantonale Vaudoise	1,358	132,245
Barry Callebaut AG	128	244,331
Chocoladefabriken Lindt & Spruengli AG	46	379,930
Chocoladefabriken Lindt & Spruengli AG - REG	4	345,027
Cie Financiere Richemont SA	567,174	36,582,906
Clariant AG(1)	7,652	150,598
Coca-Cola HBC AG	8,326	208,426
Credit Suisse Group AG	957,783	9,965,609
EMS-Chemie Holding AG	371	288,231
Geberit AG	1,610	807,795
Givaudan SA	400	1,495,188
Glencore Plc(1)	411,477	876,530
Julius Baer Group Ltd.	9,943	417,582
Kuehne & Nagel International AG(1)	2,165	360,621
LafargeHolcim Ltd.(1)	21,557	949,716
Logitech International SA	7,163	469,387
Lonza Group AG	3,237	1,714,632
Nestle SA	651,611	72,244,519
Novartis AG	2,100,490	182,996,930
Partners Group Holding AG	812	739,483
Roche Holding AG	411,477	142,556,017
Schindler Holding AG	826	195,821
Schindler Holding AG Participation Certificate	1,808	427,879
SGS SA	261	639,357
Sika AG	249,618	48,119,477
Sonova Holding AG(1)	2,461	492,631
STMicroelectronics NV	27,525	750,285
Straumann Holding AG	446	385,561
Swatch Group AG - BR	1,172	235,234
Swatch Group AG - REG	2,317	91,117
Swiss Life Holding AG	1,291	480,276
Swiss Prime Site AG	3,118	289,242
Swiss Re AG	12,551	973,136
Swisscom AG	1,056	553,768
Temenos AG	2,912	452,594
u-blox Holding AG(1)	4,017	275,519
UBS Group AG	2,154,438	24,881,743
Vifor Pharma AG	1,938	293,194
Zurich Insurance Group AG	48,956	17,346,605

Total Switzerland		738,535,781

Taiwan – 2.87%
Catcher Technology Co. Ltd.	2,383,000	18,058,787
Hon Hai Precision Industry Co. Ltd.	6,340,400	18,616,399
Taiwan Semiconductor Manufacturing Co. Ltd.	7,472,860	79,806,560
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	3,683,703	209,123,819

Total Taiwan		325,605,565

Thailand – 0.10%
Thai Beverage PCL	24,005,400	11,718,549

Total Thailand		11,718,549

United Kingdom – 12.46%
3i Group Plc	40,066	412,559
Admiral Group Plc	7,647	216,861
Anglo American Plc	50,574	1,165,893
Ashtead Group Plc	19,516	658,334
ASOS Plc(1)	414,853	17,632,257
Associated British Foods Plc	14,669	346,837

AstraZeneca Plc	982,097	102,211,143
Auto Trader Group Plc(2)	6,723,910	43,777,733
AVEVA Group Plc	2,965	150,335
Aviva Plc	3,250,744	11,017,993
BAE Systems Plc	132,008	789,337
Barclays Plc	7,887,331	11,127,433
Barratt Developments Plc	41,743	256,558
Berkeley Group Holdings Plc	5,148	265,123
BP Plc	29,628,305	113,507,313
British American Tobacco Plc	94,083	3,608,348
British Land Co. Plc	38,179	182,628
BT Group Plc - Class A	362,880	513,203
Bunzl Plc	13,868	371,983
Burberry Group Plc	1,068,488	21,113,432
CNH Industrial NV	43,281	304,075
Coca-Cola European Partners Plc	8,451	319,110
Compass Group Plc	77,103	1,060,818
Croda International Plc	5,694	369,830
Diageo Plc	101,586	3,376,450
Direct Line Insurance Group Plc	54,508	182,768
Ferguson Plc	9,281	758,875
Fiat Chrysler Automobiles NV	45,180	457,136
GlaxoSmithKline Plc	3,676,997	74,274,204
Halma Plc	16,928	482,282
Hargreaves Lansdown Plc	2,459,658	49,601,732
HomeServe Plc	1,659,618	26,830,998
HSBC Holdings Plc	4,804,356	22,328,672
Imperial Brands Plc	38,969	741,839
Informa Plc	61,850	357,601
InterContinental Hotels Group Plc	7,653	337,843
Intertek Group Plc	474,559	31,962,047
ITV Plc	139,035	128,500
J Sainsbury Plc	7,848,962	20,312,785
JD Sports Fashion Plc	20,102	154,718
John Wood Group Plc	12,274,596	29,431,825
Johnson Matthey Plc	747,022	19,455,383
Jupiter Fund Management Plc	2,617,803	8,300,584
Kingfisher Plc	21,912,756	60,286,096
Land Securities Group Plc	28,412	194,128
Legal & General Group Plc	245,630	669,648
Lloyds Banking Group Plc	151,173,003	58,316,546
London Stock Exchange Group Plc	13,683	1,422,966
M&G Plc	104,404	216,789
Melrose Industries Plc	204,224	287,863
Mondi Plc	19,993	373,969
National Grid Plc	143,813	1,754,575
Next Plc	5,474	331,423
Ocado Group Plc(1)	19,088	479,688
Pearson Plc	30,568	217,608
Persimmon Plc	13,110	371,033
Prudential Plc	106,635	1,606,783
Reckitt Benckiser Group Plc	30,283	2,785,988
RELX Plc	84,046	1,945,309
Rentokil Initial Plc	78,732	497,836
Rightmove Plc	7,310,175	49,413,416
Rio Tinto Ltd.	15,989	1,094,824
Rio Tinto Plc	46,038	2,590,860
Rolls-Royce Holdings Plc(1)	83,749	295,685
Royal Bank of Scotland Group Plc	8,937,917	13,418,005
RSA Insurance Group Plc	41,288	209,100
Sage Group Plc	48,436	402,064
Schroders Plc	4,917	179,459
Segro Plc	51,149	565,707
Severn Trent Plc	9,798	299,856
Smith & Nephew Plc	2,656,164	49,493,997
Smiths Group Plc	16,203	283,259
Spirax-Sarco Engineering Plc	3,265	401,954
SSE Plc	4,851,823	82,156,496

St James’s Place Plc		23,339	274,431
Standard Chartered Plc		3,145,067	17,048,763
Standard Life Aberdeen Plc		95,879	317,714
Taylor Wimpey Plc		149,369	263,638
TechnipFMC Plc		2,370,360	16,213,262
Tesco Plc		72,413,070	203,673,635
Trainline Plc(1)(2)		6,235,978	33,608,278
Travis Perkins Plc		1,960,430	27,332,295
Unilever NV		63,065	3,362,486
Unilever Plc		50,795	2,739,936
United Utilities Group Plc		28,077	315,494
Vodafone Group Plc		67,143,248	106,741,670
Weir Group Plc		846,036	11,117,982
Whitbread Plc		8,237	226,621
Wm Morrison Supermarkets Plc		96,642	227,663
WPP Plc		4,636,952	36,151,146

Total United Kingdom			1,413,033,322

United States – 1.95%
Mettler-Toledo International, Inc.(1)		110,170	88,747,443
Mylan NV(1)		1,146,770	18,440,062
ResMed, Inc.		371,999	71,423,808
STERIS Plc		274,121	42,061,126

Total United States			220,672,439

Total Common Stocks (Cost: $10,308,011,888)			10,881,337,162

PREFERRED STOCKS – 0.23%
Germany – 0.23%
Bayerische Motoren Werke AG		2,262	109,881
Fuchs Petrolub SE		2,928	117,687
Henkel AG & Co. KGaA		7,336	684,403
Porsche Automobil Holding SE(1)		6,306	365,236
Sartorius AG		1,517	500,683
Volkswagen AG		159,477	24,240,527

Total Germany			26,018,417

Total Preferred Stocks (Cost: $24,463,518)			26,018,417

RIGHTS – 0.02%
Spain – 0.02%
ACS Actividades de Construccion y Servicios SA, expires 07/10/2020(1)		10,439	16,284
Repsol SA, expires 07/27/2020(1)		58,034	28,252
Telefonica SA, expires 07/07/2020(1)		13,011,834	2,559,751

Total Spain			2,604,287

Total Rights (Cost: $2,875,850)			2,604,287

SHORT-TERM INVESTMENTS – 3.45%
Money Market Funds – 3.26%
Goldman Sachs Financial Square Government Fund - Class I, 0.15%(4)		370,088,795	370,088,795

Total Money Market Funds (Cost: $370,088,795)			370,088,795

	Principal Amount		Value
Time Deposits – 0.19%
ANZ, London, -0.10% due 07/01/2020	AUD	1,198,958	827,401
BBVA, Madrid, 0.01% due 07/01/2020		$126,977	126,977
BNP Paribas, Paris, -1.53% due 07/01/2020	CHF	133,407	140,806
Brown Brothers Harriman, -0.30% due 07/01/2020	NOK	38,596	4,010
Brown Brothers Harriman, -0.25% due 07/01/2020	SEK	38,027	4,081
Brown Brothers Harriman, -0.16% due 07/01/2020	DKK	317,936	47,936
Brown Brothers Harriman, -0.10% due 07/01/2020	AUD	10,731	7,405
Brown Brothers Harriman, 0.00% due 07/01/2020	NZD	49,927	32,218
Brown Brothers Harriman, 0.00% due 07/01/2020	SGD	55	39
Brown Brothers Harriman, 0.01% due 07/01/2020	GBP	7,116	8,817
Brown Brothers Harriman, 0.04% due 07/02/2020	HKD	2,098	271
China Construction Bank, New York, 0.01% due 07/01/2020		$1,763,037	1,763,037
Citibank, London, -0.68% due 07/01/2020	EUR	371,449	417,323
Citibank, London, 0.01% due 07/01/2020	GBP	26,025	32,248
HSBC, Hong Kong, 0.04% due 07/02/2020	HKD	1,790,408	231,005
HSBC, Singapore, 0.00% due 07/01/2020	SGD	5,581,984	4,005,442

JP Morgan, New York, 0.01% due 07/01/2020		$1,619,672	1,619,672
National Australia Bank, London, 0.01% due 07/01/2020		3,737,128	3,737,128
Nordea Bank ABP, Oslo, -0.30% due 07/01/2020	NOK	254,969	26,490
Skandinaviska Enskilda Banken AB, Stockholm, -0.25% due 07/01/2020	SEK	473,894	50,857
Sumitomo, Tokyo, -0.25% due 07/01/2020	JPY	886,660,344	8,211,719

Total Time Deposits (Cost: $21,294,882)			21,294,882

Total Short-Term Investments (Cost: $391,383,677)			391,383,677

TOTAL INVESTMENTS IN SECURITIES – 99.62% (Cost: $10,726,734,933)			11,301,343,543

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.38%			43,161,119

TOTAL NET ASSETS – 100.00%			$11,344,504,662

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

AUD Australian Dollar

CHF Swiss Franc

DKK Danish Krone

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

SGD Singapore Dollar

(1)	Non-income producing security.
(2)

Security was purchased exempt from registration in the U.S. pursuant to Rule 144(A) under the Securities Act of 1933. The value of these securities total $285,674,808, which represents 2.52% of total net assets.

(3)	Amount calculated is less than 0.005%.
(4)	Represents annualized seven-day yield as of the close of the reporting period.

The accompanying notes are an integral part of this Schedule of Investments.

COMMON STOCKS	Percentage of Net Assets
Healthcare	15.42%
Consumer Discretionary	14.21
Information Technology	14.11
Industrials	13.04
Financials	11.95
Communication Services	9.43
Consumer Staples	7.62
Energy	3.96
Materials	2.84
Utilities	2.49
Real Estate	0.85

Total Common Stocks	95.92

PREFERRED STOCKS
Consumer Discretionary	0.22
Consumer Staples	0.01
Healthcare	0.00	(1)
Materials	0.00	(1)

Total Preferred Stocks	0.23

RIGHTS
Communication Services	0.02
Energy	0.00	(1)
Industrials	0.00	(1)

Total Rights	0.02

SHORT-TERM INVESTMENTS	3.45

TOTAL INVESTMENTS	99.62
OTHER ASSETS IN EXCESS OF LIABILITIES	0.38

TOTAL NET ASSETS	100.00%

(1)	Amount calculated is less than 0.005%.

The accompanying notes are an integral part of this Schedule of Investments.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bridge Builder Trust and Shareholders of Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund and Bridge Builder International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund and Bridge Builder International Equity Fund (eight of the funds constituting Bridge Builder Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

August 26, 2020

We have served as the auditor of one or more investment companies in the Bridge Builder Trust since 2013.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bridge Builder Trust

By:	/s/ Julius A. Drelick III
Julius A. Drelick III
Title:	Principal Executive Officer

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julius A. Drelick III
Julius A. Drelick III
Title:	Principal Executive Officer

Date:	August 26, 2020

By:	/s/ Aaron Masek
Aaron Masek
Title:	Principal Financial Officer

Date:	August 26, 2020